Advanced Series Trust
PROSPECTUS • April 29, 2013
The Trust is an investment vehicle for life insurance companies (“Participating Insurance Companies”) writing variable annuity contracts and variable life insurance policies. Shares of the Trust may also be sold directly to certain tax-deferred retirement plans. Each variable annuity contract and variable life insurance policy involves fees and expenses not described in this Prospectus. Please read the Prospectus for the variable annuity contract or variable life insurance policy for information regarding the contract or policy, including its fees and expenses. The Portfolios offered in this Prospectus are set forth below.
These securities have not been approved or disapproved by the Securities and Exchange Commission (the Commission or the SEC) nor has the Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.
Prudential, the Prudential logo, and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.
AST Money Market Portfolio

1	SUMMARY: AST MONEY MARKET PORTFOLIO
4	ABOUT THE FUND
5	MORE DETAILED INFORMATION ON HOW THE PORTFOLIOS INVEST
8	MORE DETAILED INFORMATION ABOUT OTHER INVESTMENTS & STRATEGIES USED BY THE PORTFOLIOS
15	PRINCIPAL RISKS
20	HOW THE FUND IS MANAGED
23	HOW TO BUY AND SELL SHARES OF THE PORTFOLIOS
29	OTHER INFORMATION
30	FINANCIAL HIGHLIGHTS

SUMMARY: AST MONEY MARKET PORTFOLIO
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to seek high current income and maintain high levels of liquidity.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.47%*
Distribution and/or Service Fees (12b-1 Fees)	0.10%
Other Expenses	0.01%
Total Annual Portfolio Operating Expenses	0.58%
Example. The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.
The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
AST Money Market	$59	$186	$324	$726
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies. As a money market fund, the Portfolio invests in high-quality money market instruments and seeks to maintain a stable net asset value of $1.00 per share. In other words, the Portfolio attempts to operate so that shareholders do not lose any of the principal amount they invest in the Portfolio. Of course, there can be no assurance that the Portfolio will achieve its goal of a stable net asset value, and shares of the Portfolio are neither insured nor guaranteed by the US government or any other entity. For instance, the issuer or guarantor of a portfolio security or the other party to a contract could default on its obligation, and this could cause the Portfolio's net asset value per share to fall below $1.00. In addition, the income earned by the Portfolio will fluctuate based on market conditions, interest rates and other factors. In a low interest rate environment, the yield for the Portfolio, after deduction of operating expenses, may be negative even though the yield before deducting such expenses is positive. A negative yield may also cause the Portfolio's net asset value per share to fall below $1.00. Prudential Investments LLC and AST Investment Services, Inc. may decide to reimburse certain of these expenses to the Portfolio in order to maintain a positive yield, however they are under no obligation to do so and may cease doing so at any time without prior notice.
Principal Risks of Investing in the Portfolio. The risks identified below are the principal risks of investing in the Portfolio. Although the Portfolio seeks to maintain a net asset value of $1 per share, it is possible to lose money by investing in the Portfolio. All investments have risks to some degree. An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objective, it can’t guarantee success.
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Fixed income Securities Risk. Investment in fixed income securities involves a variety of risks, including that: an issuer or guarantor of a security will be unable to pay obligations when due; the Portfolio may be unable to sell its securities holdings at the price it values the security or at any price; the income generated by and the market price of a fixed income security may decline due to a decrease in interest rates; and the price of a fixed income security may decline due to an increase in interest rates.
Asset-Backed and/or Mortgage-Backed Securities Risk. Asset-backed and mortgage-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables or, in the case of mortgage-backed securities, mortgage loans. Like fixed income securities, asset-backed and mortgage-backed securities are subject to interest rate risk, liquidity risk, and credit risk, which may be heightened in connection with investments in loans to “subprime” borrowers. Certain asset-backed and mortgage-backed securities are subject to the risk that those obligations will be repaid sooner than expected or later than expected, either of which may result in lower than expected returns. Mortgage-backed securities, because they are backed by mortgage loans, are also subject to risks related to real estate, and securities backed by private-issued mortgages may experience higher rates of default on the underlying mortgages than securities backed by government-issued mortgages.
Mortgage-backed securities risk. Mortgage-backed securities are a specific type of asset-backed security—one backed by mortgage loans on residential and/or commercial real estate. Therefore, they have many of the risk characteristics of asset-backed securities, including prepayment and extension risks, as well as interest rate, credit and liquidity risk. Because they are backed by mortgage loans, mortgage-backed securities also have risks related to real estate, including significant sensitivity to changes in real estate prices and interest rates and, in the case of commercial mortgages, office and factory occupancy rates. The risks associated with investments in mortgage-backed securities, particularly credit risk, are heightened in connection with investments in sub-prime mortgage-backed securities. Some mortgage-related securities receive government or private support, but there is no assurance that such support will remain in place. Moreover, mortgage-related securities issued by private, non-governmental issuers may experience higher rates of default on the underlying mortgages since these mortgage loans often do not meet the underwriting standards of government-issued mortgages.
The Portfolio invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as the Government National Mortgage Association, the Federal National Mortgage Association, or the Federal Home Loan Mortgage Corporation. Unlike Government National Mortgage Association securities, securities issued or guaranteed by U.S. government-related organizations such as the Federal National Mortgage Association, or the Federal Home Loan Mortgage Corporation are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government would provide financial support.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. The investment techniques, risk analysis and investment strategies used by a subadviser in making investment decisions for the Portfolio may not produce the intended or desired results.
Past Performance. The bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance. Past performance does not mean that the Portfolio will achieve similar results in the future.
The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.
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Annual Total Returns

Best Quarter:		Worst Quarter:
1.24%	3rd Quarter of 2007	0.00%	4th Quarter of 2012

Average Annual Total Returns (For the periods ended December 31, 2012)
	1 year	5 years	10 years
Portfolio	0.01%	0.56%	1.63%
Index
Lipper Variable Insurance Products (VIP) Money Market Funds Average (reflects no deduction for fees, expenses or taxes)	-0.03%	0.47%	1.58%
7-Day Yield (as of 12/31/12)
AST Money Market Portfolio	0.00%
iMoneyNet's Prime Retail Universe	0.01%
TAX INFORMATION
Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.
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ABOUT THE FUND
About the Fund and its Portfolios
This prospectus provides information about the Advanced Series Trust (the Fund) and its separate portfolios (each, a Portfolio). The Portfolios of the Fund which are discussed in this prospectus are identified on the front cover and in the table of contents. Each Portfolio is a diversified investment company as defined by the Investment Company Act of 1940 (the 1940 Act), unless herein noted otherwise.
Prudential Investments LLC (PI) and AST Investment Services, Inc. (ASTIS), both wholly-owned subsidiaries of Prudential Financial, Inc. (Prudential Financial), serve as overall investment managers of the Fund. With respect to AST Schroders Global Tactical Portfolio and AST AQR Emerging Markets Equity Portfolio, PI serves as the sole investment manager. Prudential Financial, which is incorporated in the United States, has its principal place of business in the United States. Neither Prudential Financial nor any of its subsidiaries are affiliated in any manner with Prudential plc, a company incorporated in the United Kingdom. ASTIS and PI (together, the Investment Managers) have retained one or more subadvisers (each, a Subadviser), to manage the day-to-day investment of the assets of each Portfolio in a multi-manager structure. More information about the Investment Managers, each Subadviser and the multi-manager structure is included in “How the Fund is Managed” later in this Prospectus.
The Fund offers one class of shares in each Portfolio. As of the date of this prospectus, shares of the Portfolios of the Fund are sold only to separate accounts of Prudential Annuities Life Assurance Corporation, The Prudential Insurance Company of America, Pruco Life Insurance Company, Pruco Life Insurance Company of New Jersey, Prudential Retirement Insurance and Annuity Company, Pramerica of Bermuda Life Assurance Company, Ltd. (collectively, Prudential), Kemper Investors Life Insurance Company, Allstate Life Insurance Company and Allstate Life Insurance Company of New York as investment options under variable life insurance and variable annuity contracts (the Contracts). Shares of the Fund may be sold directly to certain qualified retirement plans.
Additional information about each Portfolio is set forth in the following sections, and is also provided in the Statement of Additional Information (SAI).
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MORE DETAILED INFORMATION ON HOW THE PORTFOLIOS INVEST
Introduction
We describe each Portfolio's investment objective and policies on the following pages. We describe certain investment instruments that appear below in the section entitled More Detailed Information About Other Investments and Strategies Used by the Portfolios.
Although we make every effort to achieve each Portfolio's objective, we can't guarantee success and it is possible that you could lose money. Unless otherwise stated, each Portfolio's investment objective is a non-fundamental investment policy and, therefore, may be changed by the Board of Trustees of the Fund (the Board) without shareholder approval.
An investment in a Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
The Portfolios have investment strategies and policies that include percentage estimates and limitations. Those percentages are generally applied at the time the Portfolio makes an investment.
A Portfolio may have a policy to invest 80% of its assets in a particular category of investments based on the name of the Portfolio. The 80% requirement is applied at the time the Portfolio makes an investment. Those 80% policies are non-fundamental and may be changed by the Board without shareholder approval. The Portfolio, however, will provide 60 days' prior written notice to shareholders of any change in an 80% policy based on the Portfolio's name if required by applicable rules.
A change in the securities held by a Portfolio is known as “portfolio turnover.” A Portfolio may engage in active and frequent trading to try to achieve its investment objective and may have a portfolio turnover rate of over 100% annually. Increased portfolio turnover may result in higher brokerage fees or other transaction costs, which can reduce performance. If a Portfolio realizes capital gains when it sells investments, it generally must pay those gains to shareholders, increasing its taxable distributions. The Financial Highlights tables at the end of this prospectus show each Portfolio’s portfolio turnover rate during the past fiscal years.
In response to adverse market conditions or when restructuring a Portfolio, we may temporarily invest up to 100% of the Portfolio's total assets in money market instruments. Investing heavily in money market securities limits our ability to achieve our investment objective, but can help to preserve the value of the Portfolio's assets when markets are unstable.
AST Money Market Portfolio
Investment Objective: high current income and maintain high levels of liquidity.
Principal Investment Policies:
As a money market fund, the Portfolio invests in high-quality money market instruments and seeks to maintain a stable net asset value of $1.00 per share. In other words, the Portfolio attempts to operate so that shareholders do not lose any of the principal amount they invest in the Portfolio. Of course, there can be no assurance that the Portfolio will achieve its goal of a stable net asset value, and shares of the Portfolio are neither insured nor guaranteed by the US government or any other entity. For instance, the issuer or guarantor of a portfolio security or the other party to a contract could default on its obligation, and this could cause the Portfolio's net asset value per share to fall below $1.00. In addition, the income earned by the Portfolio will fluctuate based on market conditions, interest rates and other factors. In a low interest rate environment, the yield for the Portfolio, after deduction of operating expenses, may be negative even though the yield before deducting such expenses is positive. A negative yield may also cause the Portfolio's net asset value per share to fall below $1.00. The Portfolio’s investment managers may decide to reimburse certain of these expenses to the Portfolio in order to maintain a positive yield, however they are under no obligation to do so and may cease doing so at any time without prior notice.
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We make investments that meet the requirements of specific rules for money market mutual funds, such as Rule 2a-7 of the 1940 Act. As such, we will not acquire any security with a remaining maturity exceeding 397 days, and we will maintain a dollar-weighted average portfolio maturity of 60 days or less and a maximum weighted average life of 120 days or less. In addition, we will comply with the diversification, quality and other requirements of the rules. This means, generally, that the instruments that we purchase present “minimal credit risk” and are of “eligible quality.” “Eligible quality” for this purpose currently means a security is: (1) rated in one of the two highest short-term rating categories by at least two major rating services (or if only one major rating service has rated the security, as rated by that service); or (2) if unrated, of comparable quality in our judgment. All securities that we purchase will be denominated in US dollars. The Portfolio will comply with any future rules changes, including any changes to the definition of “eligible quality.”
These standards must be satisfied at the time an investment is made. If the quality of the investment later declines, the Portfolio may continue to hold the investment, subject in certain circumstances to a finding by the Trustees that disposing of the investment would not be in the Portfolio's best interest.
Subject to the above requirements, the Portfolio will invest in one or more of the types of investments described below.
United States Government Obligations. The Portfolio may invest in obligations of the US Government and its agencies and instrumentalities directly. Such Obligations may also serve as collateral for repurchase agreements. US Government obligations include: (i) direct obligations issued by the United States Treasury such as Treasury bills, notes and bonds; and (ii) instruments issued or guaranteed by government-sponsored agencies acting under authority of Congress. Some US Government obligations are supported by the full faith and credit of the US Treasury; others are supported by the right of the issuer to borrow from the Treasury; others are supported by the discretionary authority of the US Government to purchase the agency's obligations; still others are supported only by the credit of the agency. There is no assurance that the US Government will provide financial support to one of its agencies if it is not obligated to do so by law.
Bank Obligations. The Portfolio may invest in high quality United States dollar denominated negotiable certificates of deposit, time deposits and bankers' acceptances of US and foreign banks, savings and loan associations and savings banks meeting certain total asset minimums. The Portfolio may invest in bank notes, which are short-term obligations issued by or through a bank. These instruments depend on the strength of the bank involved in the borrowing to give investors comfort that the borrowing will be repaid when promised. The Portfolio may also invest in obligations of international banking institutions designated or supported by national governments to promote economic reconstruction, development or trade between nations (e.g., the European Investment Bank, the Inter-American Development Bank, or the World Bank). These obligations may be supported by commitments of the respective bank's member countries, however, there is no assurance that these commitments will be undertaken or met.
Commercial Paper; Bonds. The Portfolio may invest in high quality commercial paper and corporate bonds issued by United States issuers. The Portfolio may also invest in bonds and commercial paper of foreign issuers if the obligation is US dollar-denominated and is not subject to foreign withholding tax.
Asset-Backed Securities. The Portfolio may invest in asset-backed securities backed by assets such as credit card receivables, automobile loans, manufactured housing loans, corporate receivables, and home equity loans in accordance with industry limits based upon the underlying collateral. The Portfolio may invest in certain government supported asset-backed notes in reliance on no-action relief issued by the SEC that such securities may be considered as government securities for purposes of compliance with the diversification requirements under Rule 2a-7.
Synthetic Instruments. As may be permitted by current laws and regulations, the Portfolio may invest in certain synthetic instruments. Such instruments generally involve the deposit of asset-backed securities in a trust arrangement and the issuance of certificates evidencing interests in the trust. The Subadviser will review the structure of synthetic instruments to identify credit and liquidity risks and will monitor such risks.
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Demand Features. The Portfolio may purchase securities that include demand features, which allow the Portfolio to demand repayment of a debt obligation before the obligation is due or “matures.” This means that longer-term securities can be purchased because of the expectation that the Portfolio can demand repayment of the obligation at a set price within a relatively short period of time, in compliance with the Rule 2a-7 under the 1940 Act, as amended.
Floating Rate and Variable Rate Securities. The Portfolio may purchase floating rate and variable rate securities. These securities pay interest at rates that change periodically to reflect changes in market interest rates. Because these securities adjust the interest they pay, they may be beneficial when interest rates are rising because of the additional return the Portfolio will receive, and they may be detrimental when interest rates are falling because of the reduction in interest payments to the Portfolio.
Funding Agreements. The Portfolio may invest in funding agreements, which are contracts issued by insurance companies that guarantee a rate of return of principal, plus some amount of interest. Funding agreements purchased by the Portfolio will typically be short-term and will provide an adjustable rate of interest.
Foreign Securities. Foreign investments must be denominated in US dollars and may be made directly in securities of foreign issuers or in the form of American Depositary Receipts and European Depositary Receipts.
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MORE DETAILED INFORMATION ABOUT OTHER INVESTMENTS & STRATEGIES USED BY THE PORTFOLIOS
Additional Investments & Strategies
As indicated in the descriptions of the Portfolios above, we may invest in the following types of securities and/or use the following investment strategies to increase a Portfolio's return or protect its assets if market conditions warrant.
American Depositary Receipts (ADRs)—Certificates representing the right to receive foreign securities that have been deposited with a US bank or a foreign branch of a US bank.
Asset-Backed Securities—An asset-backed security is a type of pass-through instrument that pays interest based upon the cash flow of an underlying pool of assets, such as automobile loans or credit card receivables. Asset-backed securities may also be collateralized by a portfolio of corporate bonds, including junk bonds, or other securities.
Collateralized Debt Obligations (CDOs)—A CDO is a security backed by an underlying portfolio of debt obligations, typically including one or more of the following types of investments: high yield securities, investment grade securities, bank loans, futures or swaps. A CDO provides a single security that has the economic characteristics of a diversified portfolio. The cash flows generated by the collateral are used to pay interest and principal to investors.
Convertible Debt and Convertible Preferred Stock—A convertible security is a security—for example, a bond or preferred stock—that may be converted into common stock, the cash value of common stock or some other security of the same or different issuer. The convertible security sets the price, quantity of shares and time period in which it may be so converted. Convertible stock is senior to a company's common stock but is usually subordinated to debt obligations of the company. Convertible securities provide a steady stream of income which is generally at a higher rate than the income on the company's common stock but lower than the rate on the company's debt obligations. At the same time, convertible securities offer—through their conversion mechanism—the chance to participate in the capital appreciation of the underlying common stock. The price of a convertible security tends to increase and decrease with the market value of the underlying common stock.
Credit Default Swaps—In a credit default swap, the Portfolio and another party agree to exchange payment of the par (or other agreed-upon) value of a referenced debt obligation in the event of a default on that debt obligation in return for a periodic stream of payments over the term of the contract provided no event of default has occurred. See also “Swaps” defined below.
Credit-Linked Securities—Credit linked securities are securities that are collateralized by one or more credit default swaps on corporate credits. The Portfolio has the right to receive periodic interest payments from the issuer of the credit-linked security at an agreed-upon interest rate, and a return of principal at the maturity date. See also “Credit Default Swaps” defined above.
Depositary Receipts—A Portfolio may invest in the securities of foreign issuers in the form of Depositary Receipts or other securities convertible into securities of foreign issuers. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. American Depositary Receipts (ADRs) and American Depositary Shares (ADSs) are receipts or shares typically issued by an American bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. European Depositary Receipts (EDRs) are receipts issued in Europe that evidence a similar ownership arrangement. Global Depositary Receipts (GDRs) are receipts issued throughout the world that evidence a similar arrangement. Generally, ADRs and ADSs, in registered form, are designed for use in the U.S. securities markets, and EDRs, in bearer form, are designed for use in European securities markets. GDRs are tradable both in the United States and in Europe and are designed for use throughout the world. A Portfolio may invest in unsponsored Depositary Receipts. The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States, and, therefore, there may be less information available regarding such issuers and there may not be a
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correlation between such information and the market value of the Depositary Receipts. Depositary Receipts are generally subject to the same risks as the foreign securities that they evidence or into or for which they may be converted or exchanged.
Derivatives—A derivative is an instrument that derives its price, performance, value, or cash flow from one or more underlying securities or other interests. Derivatives involve costs and can be volatile. With derivatives, the investment adviser tries to predict whether the underlying interest—a security, market index, currency, interest rate or some other benchmark—will go up or down at some future date. We may use derivatives to try to reduce risk or to increase return consistent with a Portfolio's overall investment objective. The adviser will consider other factors (such as cost) in deciding whether to employ any particular strategy, or use any particular instrument. Any derivatives we use may not fully offset a Portfolio's underlying positions and this could result in losses to the Portfolio that would not otherwise have occurred.
Dollar Rolls—Dollar rolls involve the sale by the Portfolio of a security for delivery in the current month with a promise to repurchase from the buyer a substantially similar—but not necessarily the same—security at a set price and date in the future. During the “roll period,” the Portfolio does not receive any principal or interest on the security. Instead, it is compensated by the difference between the current sales price and the price of the future purchase, as well as any interest earned on the cash proceeds from the original sale.
Energy Companies—Companies that are involved in oil or gas exploration, production, refining or marketing, or any combination of the above are greatly affected by the prices and supplies of raw materials such as oil or gas. The earnings and dividends of energy companies can fluctuate significantly as a result of international economics, politics and regulation.
Equity Swaps—In an equity swap, the Portfolio and another party agree to exchange cash flow payments that are based on the performance of equities or an equity index. See also “Swaps” defined below.
Event-Linked Bonds—Event-linked bonds are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific “trigger” event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. If a trigger event occurs, a Portfolio may lose a portion or all of its principal invested in the bond. Event-linked bonds often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked bonds may also expose the Portfolio to certain unanticipated risks including credit risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked bonds may also be subject to liquidity risk.
Exchange Traded Funds—An investment in an ETF generally presents the same primary risks as an investment in a conventional mutual fund (i.e., one that is not exchange traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up or down, and a Portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs may be subject to the following risks that do not apply to conventional mutual funds: (i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange or the activation of market-wide “circuit breakers'' (which are tied to large decreases in stock prices) halts stock trading generally.
Financial Services Companies—Financial services companies are subject to extensive government regulation that may affect their profitability in many ways, including by limiting the amount and types of loans and other commitments they can make, and the interest rates and fees they can charge. A financial services company’s profitability, and therefore its stock prices, is especially sensitive to interest rate changes as well as the ability of borrowers to repay their loans. Changing regulations, continuing consolidations, and development of new products and structures all are likely to have a significant impact on financial services companies.
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Foreign Currency Forward Contracts—A foreign currency forward contract is an obligation to buy or sell a given currency on a future date at a set price. When a Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Portfolio anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Portfolio may desire to ” lock-in“ the US dollar price of the security or the US dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Portfolio will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the US dollar and the foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received. At the maturity of a forward contract, a Portfolio may either sell the security and make delivery of the foreign currency or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an ”offsetting“ contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.
Futures Contracts—A futures contract is an agreement to buy or sell a set quantity of an underlying product at a future date, or to make or receive a cash payment based on the value of a securities index. When a futures contract is entered into, each party deposits with a futures commission merchant (or in a segregated account) approximately 5% of the contract amount. This is known as the ”initial margin.“ Every day during the futures contract, either the buyer or the futures commission merchant will make payments of ”variation margin.“ In other words, if the value of the underlying security, index or interest rate increases, then the buyer will have to add to the margin account so that the account balance equals approximately 5% of the value of the contract on that day. The next day, the value of the underlying security, index or interest rate may decrease, in which case the borrower would receive money from the account equal to the amount by which the account balance exceeds 5% of the value of the contract on that day. A stock index futures contract is an agreement between the buyer and the seller of the contract to transfer an amount of cash equal to the daily variation margin of the contract. No physical delivery of the underlying stocks in the index is made.
Global Depositary Receipts (GDRs)—GDRs are receipts issued by a non-U.S. financial institution evidencing ownership of underlying foreign securities and are usually denominated in foreign currencies. They may not be denominated in the same currency as the securities they represent. Generally, GDRs are designed for use in the foreign securities markets. Investments in GDRs involve certain risks unique to foreign investments. These risks are set forth in the section entitled “Foreign and Emerging Markets Risk” above.
Healthcare Technology Companies—These companies will be affected by government regulatory requirements, regulatory approval for new drugs and medical products, patent considerations, product liability, and similar matters. In addition, this industry is characterized by competition and rapid technological developments that may make a company’s products or services obsolete in a short period of time.
Illiquid Securities—An illiquid security is one that may not be sold or disposed of in the ordinary course of business within seven days at approximately the price used to determine the Portfolio's net asset value. Each Portfolio (other than the Money Market Portfolio) generally may invest up to 15% of its net assets in illiquid securities. The Money Market Portfolio may invest up to 5% of its net assets in illiquid securities. Each Portfolio may purchase certain restricted securities that can be resold to institutional investors and which may be determined to be liquid pursuant to the procedures of the Portfolios. Those securities are not subject to the 15% and 5% limits. The 15% and 5% limits are applied as of the date the Portfolio purchases an illiquid security. In the event the market value of a Portfolio's illiquid securities exceeds the 15% or 5% limits due to an increase in the aggregate value of its illiquid securities and/or a decline in the aggregate value of its other securities, the Portfolio: (i) will not purchase additional illiquid securities and (ii) will consider taking other appropriate steps to maintain adequate liquidity, including, without limitation, reducing its holdings of illiquid securities in an orderly fashion.
Inflation-Indexed Securities—Inflation-indexed securities have a tendency to react to changes in real interest rates. Real interest rates represent nominal (stated) interest rates lowered by the anticipated effect of inflation. In general, the price of an inflation-indexed security can decrease when real interest rates increase, and can increase when real
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interest rates decrease. Interest payments on inflation indexed securities will fluctuate as the principal and/or interest is adjusted for inflation and can be unpredictable. Any increase in the principal amount of an inflation-protected debt security will be considered taxable ordinary income, even though investors, such as the Portfolio, do not receive their principal until maturity.
Interest Rate Swaps—In an interest rate swap, the Portfolio and another party agree to exchange interest payments. For example, the Portfolio may wish to exchange a floating rate of interest for a fixed rate. See also “Swaps” defined below.
Joint Repurchase Account—In a joint repurchase transaction, uninvested cash balances of various Portfolios are added together and invested in one or more repurchase agreements. Each of the participating Portfolios receives a portion of the income earned in the joint account based on the percentage of its investment.
Loans and Assignments—Loans are privately negotiated between a corporate borrower and one or more financial institutions. The Portfolio acquires interests in loans directly (by way of assignment from the selling institution) or indirectly (by way of the purchase of a participation interest from the selling institution. Purchasers of loans depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected. Interests in loans are also subject to additional liquidity risks. Loans are not generally traded in organized exchange markets but are traded by banks and other institutional investors engaged in loan syndications. Consequently, the liquidity of a loan will depend on the liquidity of these trading markets at the time that the Portfolio sells the loan.
In assignments, the Portfolio will have no recourse against the selling institution, and the selling institution generally makes no representations about the underlying loan, the borrowers, the documentation or the collateral. In addition, the rights against the borrower that are acquired by the Portfolio may be more limited than those held by the assigning lender.
Mortgage-Related Securities—Mortgage-related securities are usually pass-through instruments that pay investors a share of all interest and principal payments from an underlying pool of fixed or adjustable rate mortgages. The Portfolios may invest in mortgage-related securities issued and guaranteed by the US Government or its agencies and mortgage-backed securities issued by government sponsored enterprises such as Fannie Mae, Ginnie Mae and debt securities issued by Freddie Macs that are not backed by the full faith and credit of the United States. The Portfolios may also invest in private mortgage-related securities that are not guaranteed by US Governmental entities generally have one or more types of credit enhancement to ensure timely receipt of payments and to protect against default.
Mortgage-related securities include collateralized mortgage obligations, multi-class pass through securities and stripped mortgage-backed securities. A collateralized mortgage-backed obligation (CMO) is a security backed by an underlying portfolio of mortgages or mortgage-backed securities that may be issued or guaranteed by entities such as banks, US Governmental entities or broker-dealers. A multi-class pass-through security is an equity interest in a trust composed of underlying mortgage assets.
Payments of principal and interest on the mortgage assets and any reinvestment income provide the money to pay debt service on the CMO or to make scheduled distributions on the multi-class pass-through security. A stripped mortgage-backed security (MBS strip) may be issued by US Governmental entities or by private institutions. MBS strips take the pieces of a debt security (principal and interest) and break them apart. The resulting securities may be sold separately and may perform differently. MBS strips are highly sensitive to changes in prepayment and interest rates.
Non-Voting Depositary Receipts (NVDRs)—NVDRs are listed securities on the Stock Exchange of Thailand through which investors receive the same financial benefits as those who invest directly in a company’s ordinary shares; however, unlike ordinary
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shareholders, NVDR holders cannot be involved in company decision-making. NVDRs are designed for use in the Thailand securities market. Investments in NVDRs involve certain risks unique to foreign investments. These risks are set forth in the section entitled “Foreign and Emerging Markets Risk” above.
Options—A call option on stock is a short-term contract that gives the option purchaser or “holder” the right to acquire a particular equity security for a specified price at any time during a specified period. For this right, the option purchaser pays the option seller a certain amount of money or “premium” which is set before the option contract is entered into. The seller or “writer” of the option is obligated to deliver the particular security if the option purchaser exercises the option. A put option on stock is a similar contract. In a put option, the option purchaser has the right to sell a particular security to the option seller for a specified price at any time during a specified period. In exchange for this right, the option purchaser pays the option seller a premium. Options on debt securities are similar to stock options except that the option holder has the right to acquire or sell a debt security rather than an equity security. Options on stock indexes are similar to options on stocks, except that instead of giving the option holder the right to receive or sell a stock, it gives the holder the right to receive an amount of cash if the closing level of the stock index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash the holder will receive is determined by multiplying the difference between the index's closing price and the option's exercise price, expressed in dollars, by a specified “multiplier.” Unlike stock options, stock index options are always settled in cash, and gain or loss depends on price movements in the stock market generally (or a particular market segment, depending on the index) rather than the price movement of an individual stock.
Participation Notes (P-Notes)—P-Notes are a type of equity-linked derivative which generally are traded over-the-counter. Even though a P-Note is intended to reflect the performance of the underlying equity securities, the performance of a P-Note will not replicate exactly the performance of the issuers or markets that the P-Note seeks to replicate due to transaction costs and other expenses. Investments in P-Notes involve risks normally associated with a direct investment in the underlying securities. In addition, P-Notes are subject to counterparty risk, which is the risk that the broker-dealer or bank that issues the P-Notes will not fulfill its contractual obligation to complete the transaction with a Fund.
Prepayment—Debt securities are subject to prepayment risk when the issuer can “call” the security, or repay principal, in whole or in part, prior to the security’s maturity. When the Portfolio reinvests the prepayments of principal it receives, it may receive a rate of interest that is lower than the rate on the existing security, potentially lowering the Portfolio’s income, yield and its distributions to shareholders. Securities subject to prepayment may offer less potential for gains during a declining interest rate environment and have greater price volatility. Prepayment risk is greater in periods of falling interest rates.
Private Investments in Public Equity (PIPEs)—A PIPE is an equity security in a private placement that are issued by issuers who have outstanding, publicly-traded equity securities of the same class. Shares in PIPEs generally are not registered with the SEC until after a certain time period from the date the private sale is completed. This restricted period can last many months. Until the public registration process is completed, PIPEs are restricted as to resale and the Fund cannot freely trade the securities. Generally, such restrictions cause the PIPEs to be illiquid during this time. PIPEs may contain provisions that the issuer will pay specified financial penalties to the holder if the issuer does not publicly register the restricted equity securities within a specified period of time, but there is no assurance that the restricted equity securities will be publicly registered, or that the registration will remain in effect.
Real Estate Investment Trusts (REITs)—A REIT is a company that manages a portfolio of real estate to earn profits for its shareholders. Some REITs acquire equity interests in real estate and then receive income from rents and capital gains when the buildings are sold. Other REITs lend money to real estate developers and receive interest income from the mortgages. Some REITs invest in both types of interests.
Repurchase Agreements—In a repurchase transaction, the Portfolio agrees to purchase certain securities and the seller agrees to repurchase the same securities at an agreed upon price on a specified date. This creates a fixed return for the Portfolio.
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Reverse Repurchase Agreements—In a reverse repurchase transaction, the Portfolio sells a security it owns and agrees to buy it back at a set price and date. During the period the security is held by the other party, the Portfolio may continue to receive principal and interest payments on the security.
Short Sales—In a short sale, we sell a security we do not own to take advantage of an anticipated decline in the stock's price. The Portfolio borrows the stock for delivery and if it can buy the stock later at a lower price, a profit results. A Portfolio that sells a security short in effect borrows and then sells the security with the expectation that it will later repurchase the security at a lower price and then return the amount borrowed with interest. In contrast, when a Portfolio buys a security long, it purchases the security with cash with the expectation that it later will sell the security at a higher price. A Portfolio that enters into short sales exposes the Portfolio to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Portfolio. Theoretically, the amount of these losses can be unlimited. Although a Portfolio may try to reduce risk by holding both long and short positions at the same time, it is possible that the Portfolio's securities held long will decline in value at the same time that the value of the Portfolio's securities sold short increases, thereby increasing the potential for loss.
Short Sales Against-the-Box—A short sale against the box involves selling a security that the Portfolio owns, or has the right to obtain without additional costs, for delivery at a specified date in the future. A Portfolio may make a short sale against the box to hedge against anticipated declines in the market price of a portfolio security. If the value of the security sold short increases instead, the Portfolio loses the opportunity to participate in the gain.
Swap Options—A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a swap agreement or to shorten, extend cancel or otherwise modify an existing swap agreement at some designated future time on specified terms. See also “Options” defined above.
Swaps—Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. Credit Default Swaps, Equity Swaps, Interest Rate Swaps and Total Return Swaps are four types of swap agreements.
Temporary Defensive Investments—In response to adverse market, economic, or political conditions, a Portfolio may take a temporary defensive position and invest up to 100% of the Portfolio’s assets in money market instruments, including short-term obligations of, or securities guaranteed by, the U.S. Government, its agencies or instrumentalities or in high-quality obligations of banks and corporations, repurchase agreements, or hold up to 100% of the Portfolio’s assets in cash, cash equivalents or shares of affiliated money market or short-term bond funds. Investing heavily in these securities will limit the subadviser’s ability to achieve the Portfolio’s investment objectives, but can help to preserve the Portfolio’s assets during adverse economic environments. The use of temporary defensive investments is inconsistent with the Portfolio’s investment objectives.
Total Return Swaps—In a total return swap, payment (or receipt) of an index's total return is exchanged for the receipt (or payment) of a floating interest rate. See also “Swaps” defined above.
Unrated Debt Securities—Unrated debt securities determined by the investment manager to be of comparable quality to rated securities which the Portfolio may purchase may pay a higher interest rate than such rated debt securities and be subject to a greater risk of illiquidity or price changes. Less public information is typically available about unrated securities or issuers.
Utilities Industry—Utility company equity securities, which are generally purchased for their dividend yield, historically have been sensitive to interest rate movements: when interest rates have risen, the stock prices of these companies have tended to fall. In some states, utility companies and their rates are regulated; other states have moved to deregulate such companies thereby causing non-regulated companies’ returns to generally be more volatile and more sensitive to changes in revenue and earnings. Certain utilities companies face risks associated with the
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operation of nuclear facilities for electric generation, including, among other considerations, litigation, the problems associated with the use of radioactive materials and the effects of natural or man-made disasters. In general, all utility companies may face additional regulation and litigation regarding their power plant operations; increased costs from new or greater regulation of these operations; the need to purchase expensive emissions control equipment or new operations due to regulations, and the availability and cost of fuel, all of which may lower their earnings.
When-Issued and Delayed Delivery Securities—With when-issued or delayed delivery securities, the delivery and payment can take place a month or more after the date of the transaction. A Portfolio will make commitments for when-issued transactions only with the intention of actually acquiring the securities. A Portfolio's custodian will maintain in a segregated account, liquid assets having a value equal to or greater than such commitments. If the Portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other security, incur a gain or loss.
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PRINCIPAL RISKS
Principal Risks of Investing in the Portfolio. The risks identified below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objectives, the Portfolio cannot guarantee success.
Asset-Backed and/or Mortgage-Backed Securities Risk. Asset-backed and mortgage-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables or, in the case of mortgage-backed securities, mortgage loans on residential and/or commercial real estate. Asset-backed and mortgage-backed securities are subject to interest rate risk, credit risk and liquidity risk, which are further described under Fixed income Securities Risk.
Asset-backed and mortgage-backed securities may also be subject to prepayment and extension risks. In a period of declining interest rates, borrowers may repay principal on mortgages or other loan obligations underlying a security more quickly than anticipated, which may require a Portfolio to reinvest the repayment proceeds in securities that pay lower interest rates (prepayment risk). In a period of rising interest rates, prepayments may occur at a slower rate than expected, which may prevent a Portfolio from reinvesting repayment proceeds in securities that pay higher interest rates (extension risk). The more a Portfolio invests in longer-term securities, the more likely it will be affected by changes in interest rates, which may result in lower than anticipated yield-to-maturity and expected returns as well as reduced market value of such securities.
The risks associated with investments in asset-backed and mortgage-backed securities, particularly credit risk, are heightened in connection with investments in loans to “subprime” borrowers or borrowers with blemished credit histories. Some mortgage-backed securities receive government or private support, but there is no assurance that such support will remain in place.
Mortgage-backed securities are a specific type of asset-backed security—one backed by mortgage loans on residential and/or commercial real estate. Therefore, they also have risks related to real estate, including significant sensitivity to changes in real estate prices and interest rates and, in the case of commercial mortgages, office and factory occupancy rates. Moreover, securities backed by mortgages issued by private, non-government issuers may experience higher rates of default on the underlying mortgages than government issued mortgages because private issuer mortgage loans often do not meet the underwriting standards of government-issued mortgages. Private issuer mortgage-backed securities may include loans on commercial or residential properties.
A Portfolio may invest in securities issued or guaranteed by the US government or its agencies and instrumentalities, such as the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), or the Federal Home Loan Mortgage Corporation (Freddie Mac). Unlike Ginnie Mae securities, securities issued or guaranteed by US government-related organizations such as Fannie Mae or Freddie Mac are not backed by the full faith and credit of the US government, and no assurance can be given that the US government would provide financial support to such securities.
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of one or more underlying investments, such as an asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies, and currency exchange rates. Derivatives in which the Portfolios may invest include exchange-traded instruments as well as privately negotiated instruments, also called over-the-counter instruments. Examples of derivatives include options, futures, forward agreements, interest rate swap agreements, credit default swap agreements, and credit-linked securities. A Portfolio may, but is not required to, use derivatives to earn income or enhance returns, manage or adjust its risk profile, replace more traditional direct investments, or obtain exposure to certain markets. The use of derivatives to seek to earn income or enhance returns may be considered speculative.
The use of derivatives involves a variety of risks and costs that are different from, or possibly greater than, investing directly in traditional equity and debt securities, including:
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■	Counterparty credit risk. There is a risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to a Portfolio. This risk is especially important in the context of privately negotiated instruments. For example, a Portfolio would be exposed to counterparty credit risk to the extent it enters into a credit default swap, that is, it purchases protection against a default by a debt issuer, and the swap counterparty does not maintain adequate reserves to cover such a default.
■	Leverage risk. Certain derivatives and related trading strategies create debt obligations similar to borrowings, and therefore create, leverage. Leverage can result in losses to a Portfolio that exceed the amount the Portfolio originally invested. To mitigate leverage risk, a Portfolio will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause a Portfolio to liquidate Portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation or coverage requirements.
■	Liquidity and valuation risk. Certain exchange-traded derivatives may be difficult or impossible to buy or sell at the time that the seller would like, or at the price that the seller believes the derivative is currently worth. Privately negotiated instruments may be difficult to terminate, and from time to time, a Portfolio may find it difficult to enter into a transaction that would offset the losses incurred by another derivative that it holds. Derivatives, and especially privately negotiated instruments, also involve the risk of incorrect valuation (that is, the value assigned to the derivative may not always reflect its risks or potential rewards).
■	Hedging risk. Hedging is a strategy in which a Portfolio uses a derivative to offset the risks associated with its other portfolio holdings. While hedging can reduce losses, it can also reduce or eliminate gains or magnify losses if the market moves in a manner different from that anticipated by the Portfolio. Hedging also involves the risk that changes in the value of the derivative will not match the value of the holdings being hedged, to the extent expected by the Portfolio, in which case any losses on the holdings being hedged may not be reduced and in fact may be increased. No assurance can be given that any hedging strategy will reduce risk or that hedging transactions will be either available or cost effective. A Portfolio is not required to use hedging and may choose not to do so.
■	Commodity risk. A commodity-linked derivative instrument is a financial instrument, the value of which is determined by the value of one or more commodities, such as precious metals and agricultural products, or an index of various commodities. The prices of these instruments historically have been affected by, among other things, overall market movements or fluctuations, such as demand, supply disruptions and speculation, and changes in interest and exchange rates. Commodity-linked derivative instruments may be more volatile than investments in traditional equity and debt securities.
Exchange-Traded Funds (ETF) Risk. The Portfolios may invest in ETFs as an efficient means of carrying out its investment strategies. As with mutual funds (i.e., funds that are not exchange-traded), ETFs charge asset-based fees that a Portfolio will indirectly bear as a result of its investment in an ETF. ETFs are traded on stock exchanges or on the over-the-counter market. ETFs do not charge initial sales charges or redemption fees and investors pay only customary brokerage fees to buy and sell ETF shares.
An investment in an ETF generally presents the same primary risks as an investment in a mutual fund that has the same investment objectives, strategies and policies. In addition, ETFs may be subject to the following risks: (i) the market price of an ETF’s shares may trade above or below their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such an action appropriate, the shares are delisted from the exchange or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally. The price of an ETF can fluctuate, and a Portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down.
Expense Risk. Your actual cost of investing in a Portfolio may be higher than the expenses shown in “Annual Portfolio Operating Expenses” for a variety of reasons. For example, portfolio operating expense ratios may be higher than those shown if a Portfolio’s average net assets decrease, fee waivers or expense limitations change, or the Portfolio incurs more expenses than expected.
Fixed income Securities Risk. Investment in fixed income securities involves a variety of risks, including credit risk, liquidity risk and interest rate risk.
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■	Credit risk. Credit risk is the risk that an issuer or guarantor of a security will be unable to pay principal and interest when due, or that the value of the security will suffer because investors believe the issuer is less able to make required principal and interest payments. Credit ratings are intended to provide a measure of credit risk. However, credit ratings are only the opinions of the credit rating agency issuing the ratings and are not guarantees as to quality. The lower the rating of a debt security held by a Portfolio, the greater the degree of credit risk that is perceived to exist by the credit rating agency with respect to that security. Increasing the amount of Portfolio assets allocated lower-rated securities generally will increase the credit risk to which a Portfolio is subject. Information on the ratings issued to debt securities by certain credit rating agencies is included in Appendix I to this Prospectus. Not all securities are rated. In the event that the relevant credit rating agencies assign different ratings to the same security, a Portfolio’s subadviser may determine which rating it believes best reflects the security’s quality and risk at that time. Some but not all US government securities are insured or guaranteed by the US government, while others are only insured or guaranteed by the issuing agency, which must rely on its own resources to repay the debt. Although credit risk may be lower for US government securities than for other investment-grade securities, the return may be lower.
■	Liquidity risk. Liquidity risk is the risk that a Portfolio may not be able to sell some or all of the securities it holds, either at the price it values the security or at any price. Liquidity risk also includes the risk that there may be delays in selling a security, if it can be sold at all.
■	Interest rate risk. Interest rate risk is the risk that the rates of interest income generated by the fixed income investments of a Portfolio may decline due to a decrease in market interest rates and that the market prices of the fixed income investments of a Portfolio may decline due to an increase in market interest rates. Generally, the longer the maturity of a fixed income security, the greater is the decline in its value when rates increase. As a result, portfolios with longer durations and longer weighted average maturities generally have more volatile share prices than portfolios with shorter durations and shorter weighted average maturities. The prices of fixed income securities generally move in the opposite direction to that of market interest rates. Certain securities acquired by a Portfolio may pay interest at a variable rate or the principal amount of the security periodically adjusts according to the rate of inflation or other measure. In either case, the interest rate at issuance is generally lower than the fixed interest rate of bonds of similar seniority from the same issuer; however, variable interest rate securities generally are subject to a lower risk that their value will decrease during periods of increasing interest rates and increasing inflation.
Foreign Investment Risk. Investment in foreign securities generally involve more risk than investing in securities of US issuers. Foreign securities include investments in securities of foreign issuers denominated in foreign currencies, as well as securities of foreign issuers denominated in US dollars and American Depositary Receipts.
Foreign investment risk includes the following risks:
■	Currency risk. Changes in currency exchange rates may affect the value of foreign securities held by a Portfolio. Currency exchange rates can be volatile and affected by, among other factors, the general economic conditions of a country, the actions of the US and non-US governments or central banks, the imposition of currency controls, and speculation. A security may be denominated in a currency that is different from the currency of the country where the issuer is domiciled. Changes in currency exchange rates may affect the value of foreign securities held by a Portfolio. If a foreign currency grows weaker relative to the US dollar, the value of securities denominated in that foreign currency generally decreases in terms of US dollars. If a Portfolio does not correctly anticipate changes in exchange rates, its share price could decline as a result. A Portfolio may from time to time attempt to hedge a portion of its currency risk using a variety of techniques, including currency futures, forwards, and options. However, these instruments may not always work as intended, and in certain cases a Portfolio may be exposed to losses that are greater than the amount originally invested. For most emerging market currencies, suitable hedging instruments may not be available.
■	Emerging market risk. Countries in emerging markets (e.g., South America, Eastern and Central Europe, Africa and the Pacific Basin countries) may have relatively unstable governments, economies based on only a few industries and securities markets that trade a limited number of securities. Securities of issuers located in these countries tend to have volatile prices and offer the potential for substantial loss as well as gain. In addition, these securities may be less liquid than investments in more established markets as a result of inadequate trading volume or restrictions on trading imposed by the governments of such countries. Emerging markets may also have increased risks associated with clearance and settlement. Delays in settlement could result in periods of uninvested assets, missed investment opportunities or losses for a Portfolio.
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■	Foreign market risk. Foreign markets tend to be more volatile than US markets and are generally not subject to regulatory requirements comparable to those in the US In addition, foreign markets are subject to differing custody and settlement practices. Foreign markets are subject to bankruptcy laws different than those in the US, which may result in lower recoveries for investors.
■	Information risk. Financial reporting standards for companies based in foreign markets usually differ from those in the US
■	Liquidity and valuation risk. Stocks that trade less frequently can be more difficult or more costly to buy, or to sell, than more liquid or active stocks. This liquidity risk is a function of the trading volume of a particular stock, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than US markets. This can make buying and selling certain securities more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell a security in an orderly fashion at a price that approaches an estimate of its value.
■	Political risk. Political developments may adversely affect the value of a Portfolio’s foreign securities. In addition, some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits. In addition, a Portfolio’s investments in foreign securities may be subject to the risk of nationalization or expropriation of a foreign corporation’s assets, imposition of currency exchange controls, or restrictions on the repatriation of non-US currency, confiscatory taxation, political or financial instability and adverse diplomatic developments. These risks are heightened in all respects with respect to investments in foreign securities issued by foreign corporations and governments located in developing countries or emerging markets.
■	Regulatory risk. Some foreign governments regulate their exchanges less stringently than the US, and the rights of shareholders may not be as firmly established as in the US In general, less information is publicly available about foreign corporations than about US companies.
■	Taxation risk. Many foreign markets are not as open to foreign investors as US markets. A Portfolio may be required to pay special taxes on gains and distributions that are imposed on foreign investors. Payment of these foreign taxes may reduce the investment performance of a Portfolio.
Liquidity and Valuation Risk. From time to time, a Portfolio may hold one or more securities for which there are no or few buyers and sellers or the securities are subject to limitations on transfer. In those cases, a Portfolio may have difficulty determining the values of those securities for the purpose of determining a Portfolio’s net asset value. A Portfolio also may have difficulty disposing of those securities at the values determined by the Portfolio for the purpose of determining the Portfolio’s net asset value, especially during periods of significant net redemptions of Portfolio shares. For example, private equity investments and private real estate-related investments are generally considered illiquid and generally cannot be readily sold. As a result, private real estate-related investments owned by a Portfolio may be valued at fair value pursuant to guidelines established by the Portfolio’s Board of Trustees. No assurance can be given that the fair value prices accurately reflect the price a Portfolio would receive upon the sale of the investment.
Portfolios with principal investment strategies that involve foreign securities, private placement investments, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity and valuation risk.
Market and Management Risk. Market risk is the risk that the markets in which the Portfolios invest will experience market volatility and go down in value, including the possibility that a market will go down sharply and unpredictably. All markets go through cycles, and market risk involves being on the wrong side of a cycle. Factors affecting market risk include political events, broad economic and social changes, and the mood of the investing public. If investor sentiment turns negative, the price of all securities may decline. Management risk is the risk that the investment strategy or PI or a subadviser will not work as intended. All decisions by PI or a subadviser require judgment and are based on imperfect information. In addition, Portfolios managed using an investment model are subject to the risk that the investment model may not perform as expected.
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Mortgage-Backed Securities Risk. A mortgage-backed security is a specific type of asset-backed security - one backed by mortgage loans on residential and/or commercial real estate. Therefore, they have many of the risk characteristics of asset-backed securities, including prepayment and extension risks, as well as interest rate, credit and liquidity risk. Because they are backed by mortgage loans, mortgage-backed securities also have risks related to real estate, including significant sensitivity to changes in real estate prices and interest rates and, in the case of commercial mortgages, office and factory occupancy rates. Many mortgage-backed securities are issued by federal government agencies such as Government National Mortgage Association, also known as Ginnie Mae, or by government-sponsored enterprises such as Federal Home Loan Mortgage Corporation (Freddie Mac) or Federal National Mortgage Association (Fannie Mae). Currently, Freddie Mac and Fannie Mae are in government conservatorship. Private issuer mortgage-backed securities may include loans on commercial or residential properties.
Recent Events Risk. The ongoing financial and debt crises have caused increased volatility and significant declines in the value and liquidity of many securities in US and foreign financial markets. This environment could make identifying investment risks and opportunities especially difficult. These market conditions may continue or get worse. In response to these crises, the US and other governments, and their agencies and instrumentalities such as the Federal Reserve and certain foreign central banks, have taken steps to support financial markets. The reduction or withdrawal of these measures could negatively affect the overall economy and/or the value and liquidity of certain securities. In addition, the impact of legislation enacted in the United States calling for reform of many aspects of financial regulation, and the corresponding regulatory changes on the markets and the practical implications for market participants, may not be known for some time.
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HOW THE FUND IS MANAGED
Board of Trustees
The Board oversees the actions of the investment managers and the Subadvisers and decides on general policies. The Board also oversees the Fund's officers who conduct and supervise the daily business operations of the Fund.
Investment Managers
Prudential Investments LLC (PI) Gateway Center Three, 100 Mulberry Street, Newark, New Jersey, and AST Investment Services, Inc. (ASTIS) One Corporate Drive, Shelton, Connecticut, and serve as co-investment managers of the Fund. PI and ASTIS serve as co-investment managers for each Portfolio of the Fund, except for AST AQR Emerging Markets Equity Portfolio and AST Schroders Global Tactical Portfolio, for which PI serves as the sole investment manager. ASTIS has been in business providing advisory services since 1992. PI has been in business providing advisory services since 1996.
The Fund's Investment Management Agreements, on behalf of each Portfolio, with AST and PI, as applicable (the Management Agreements), provide that the Investment Managers will furnish each applicable Portfolio with investment advice and administrative services subject to the supervision of the Board and in conformity with the stated policies of the applicable Portfolio. The investment managers must also provide, or obtain and supervise, the executive, administrative, accounting, custody, transfer agent and shareholder servicing services that are deemed advisable by the Board.
The Investment Managers have engaged the Subadvisers to conduct the investment programs of the Portfolios, including the purchase, retention and sale of portfolio securities and other financial instruments. The Investment Managers are responsible for monitoring the activities of the Subadvisers and reporting on such activities to the Board. The Fund has obtained an exemption from the SEC that permits the Investment Managers, subject to approval by the Board, to change Subadvisers for a Portfolio by: (i) entering into new subadvisory agreements with non-affiliated subadvisers, without obtaining shareholder approval of such changes (note: the exemption does not apply to the AST Franklin Templeton Founding Funds Allocation Portfolio; shareholder approval of new subadvisory agreements for this Portfolio only is required) and (ii) entering into new subadvisory agreements with affiliated subadvisers with shareholder approval of such changes. This exemption (which is similar to exemptions granted to other investment companies that are organized in a manner similar to the Fund) is intended to facilitate the efficient supervision and management of the Subadvisers by the investment managers and the Board. PI also participates in the day-to-day management of several Portfolios, a noted both in the Summary section for the relevant Portfolios earlier in this Prospectus and the “Portfolio Managers” section later in this Prospectus.
If there is more than one subadviser for a Portfolio, the Investment Managers will determine the division of the assets for that Portfolio among the applicable Subadvisers under normal conditions. All daily cash inflows (that is, purchases and reinvested distributions) and outflows (that is, redemptions and expense items) will be divided among such Subadvisers as the Investment Managers deem appropriate. The Investment Managers may change the target allocation of assets among Subadvisers, transfer assets between Subadvisers, or change the allocation of cash inflows or cash outflows among Subadvisers for any reason and at any time without notice. As a consequence, the investment managers may allocate assets or cash flows from a portfolio segment that has appreciated more to another portfolio segment.
Reallocations of assets among the Subadvisers and PI may result in additional costs since sales of securities may result in higher portfolio turnover. Also, because the Subadvisers and PI select portfolio securities independently, it is possible that a security held by a portfolio segment may also be held by another portfolio segment of the Portfolio or that certain Subadvisers or PI may simultaneously favor the same industry. PI will monitor the overall portfolio to ensure that any such overlaps do not create an unintended industry concentration. In addition, if a Subadviser or the Investment Managers buy a security as another Subadviser or PI sells it, the net position of the Portfolio in the security may be approximately the same as it would have been with a single portfolio and no such sale and
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purchase, but the Portfolio will have incurred additional costs. The investment managers will consider these costs in determining the allocation of assets or cash flows. The investment managers will consider the timing of asset and cash flow reallocations based upon the best interests of each Portfolio and its shareholders.
A discussion regarding the basis for the Board's approval of the Fund's investment advisory agreements is available in the Fund's semi-annual report (for agreements approved during the six month period ended June 30) and in the Fund's annual report (for agreements approved during the six month period ended December 31).
Investment Management Fees
Set forth below are the total effective annualized investment management fees paid (as a percentage of average net assets) by each Portfolio of the Fund to the investment managers during 2012:
AST Money Market	0.13%
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Investment Subadvisers
The Portfolios of the Fund each have one more or more investment Subadvisers providing the day-to-day investment management of the Portfolio. PI also participates in the day-to-day management of several Portfolios, as noted in the “Portfolio Managers” section later in this Prospectus. The investment managers pay each investment Subadviser a subadvisory fee out of the fee that the investment managers receive from the Fund. The investment Subadvisers for each Portfolio of the Fund are described below:
Prudential Investment Management, Inc. (PIM) is an indirect, wholly-owned subsidiary of Prudential Financial, Inc. PIM was formed in June 1984 and was registered with the SEC as an investment adviser in December 1984. As of December 31, 2012 PIM had approximately $827 billion in assets under management. PIM's address is Gateway Center Two, 100 Mulberry Street, Newark, New Jersey 07102.
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HOW TO BUY AND SELL SHARES OF THE PORTFOLIOS
Purchasing and Redeeming Shares of the Portfolios
The way to invest in the Portfolios is through certain variable life insurance and variable annuity contracts. Together with this prospectus, you should have received a prospectus for such a Contract. You should refer to that prospectus for further information on investing in the Portfolios.
Shares are redeemed for cash within seven days of receipt of a proper notice of redemption or sooner if required by law. There is no redemption charge. We may suspend the right to redeem shares or receive payment when the New York Stock Exchange (NYSE) is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.
Redemption in Kind
The Fund may pay the redemption price to shareholders of record (generally, the insurance company separate accounts holding Fund shares) in whole or in part by a distribution in-kind of securities from the relevant investment portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the SEC and procedures adopted by the Board. Securities will be readily marketable and will be valued in the same manner as in a regular redemption.
If shares are redeemed in kind, the recipient will incur transaction costs in converting such assets into cash. These procedures govern the redemption by the shareholder of record, generally an insurance company separate account. The procedures do not affect payments by an insurance company to a contract owner under a variable contract.
Frequent Purchases or Redemptions of Portfolio Shares
The Fund is part of the group of investment companies advised by PI that seeks to prevent patterns of frequent purchases and redemptions of shares by its investors (the PI funds). Frequent purchases and redemptions may adversely affect the investment performance and interests of long-term investors in the Portfolios. When an investor engages in frequent or short-term trading, the PI funds may have to sell portfolio securities to have the cash necessary to pay the redemption amounts. This may cause the PI funds to sell Portfolio securities at inopportune times, hurting their investment performance. When large dollar amounts are involved, frequent trading can also make it difficult for the PI funds to use long-term investment strategies because they cannot predict how much cash they will have to invest. In addition, if a PI fund is forced to liquidate investments due to short-term trading activity, it may incur increased transaction and tax costs.
Similarly, the PI funds may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of short-term trading. Moreover, frequent or short-term trading by certain investors may cause dilution in the value of PI fund shares held by other investors. PI funds that invest in foreign securities may be particularly susceptible to frequent trading, because time zone differences among international stock markets can allow an investor engaging in short-term trading to exploit fund share prices that may be based on closing prices of foreign securities established some time before the fund calculates its own share price. PI funds that invest in certain fixed income securities, such as high-yield bonds or certain asset-backed securities, may also constitute effective vehicles for an investor's frequent trading strategies.
The Boards of Directors/Trustees of the PI funds, including the Fund, have adopted policies and procedures designed to discourage or prevent frequent trading by investors. The policies and procedures for the Fund are limited, however, because the Fund does not directly sell its shares directly to the public. Instead, Portfolio shares are sold only to insurance company separate accounts that fund variable annuity contracts and variable life insurance policies (together, the contracts). Therefore, Participating Insurance Companies, not the Fund, maintain the individual contract owner account records. Each Participating Insurance Company submits to the Fund's transfer agent daily aggregate orders combining the transactions of many contract owners. Therefore, the Fund and its transfer agent do not monitor trading by individual contract owners.
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Under the Fund's policies and procedures, the Fund has notified each Participating Insurance Company that the Fund expects the insurance company to impose restrictions on transfers by contract owners. The current Participating Insurance Companies are Prudential and two insurance companies not affiliated with Prudential. The Fund may add additional Participating Insurance Companies in the future. The Fund receives reports on the trading restrictions imposed by Prudential on variable contract owners investing in the Portfolios, and the Fund monitors the aggregate cash flows received from unaffiliated insurance companies. In addition, the Fund has entered shareholder information agreements with Participating Insurance Companies as required by Rule 22c-2 under the 1940 Act. Under these agreements, the Participating Insurance Companies have agreed to: (i) provide certain information regarding contract owners who engage in transactions involving Portfolio shares and (ii) execute any instructions from the Fund to restrict or prohibit further purchases or exchanges of Portfolio shares by contract owners who have been identified by the Fund as having engaged in transactions in Portfolio shares that violate the Fund's frequent trading policies and procedures. The Fund and its transfer agent also reserve the right to reject all or a portion of a purchase order from a Participating Insurance Company. If a purchase order is rejected, the purchase amount will be returned to the insurance company.
The Fund also employs fair value pricing procedures to deter frequent trading. Those procedures are described in more detail under “Net Asset Value,” below.
Each Fund of Funds invests primarily or exclusively in other Portfolios of the Fund that are not operated as Funds of Funds. These portfolios in which the Funds of Funds invest are referred to as Underlying Fund Portfolios. The policies that have been implemented by the Participating Insurance Companies to discourage frequent trading apply to transactions in Funds of Funds shares. Transactions by the Funds of Funds in Underlying Fund Portfolio shares, however, are not subject to any limitations and are not considered frequent or short-term trading. For example, the Funds of Funds may engage in significant transactions in Underlying Fund Portfolio shares in order to: (i) change their investment focus, (ii) rebalance their investments to match the then-current asset allocation mix, (iii) respond to significant purchases or redemptions of Fund of Funds shares, or (iv) respond to changes required by the underlying contracts. These transactions by the Funds of Funds in Underlying Fund Portfolio shares may be disruptive to the management of an Underlying Fund Portfolio because such transactions may: (i) cause the Underlying Fund Portfolio to sell portfolio securities at inopportune times to have the cash necessary to pay redemption requests, hurting their investment performance, (ii) make it difficult for the Subadvisers for the Underlying Fund Portfolios to fully implement their investment strategies, and (iii) lead to increased transaction and tax costs.
The AST Bond Portfolios 2015, 2016, 2017, 2018, 2019, 2020, 2021 2022, 2023 and 2024 (the Target Maturity Portfolios), the AST Investment Grade Bond Portfolio and certain other Portfolios may be used in connection with certain living benefit programs, including, without limitation, certain “guaranteed minimum accumulation benefit” programs and certain “guaranteed minimum withdrawal benefit” programs. In order for the Participating Insurance Companies to manage the guarantees offered in connection with these benefit programs, the Participating Insurance Companies generally: (i) limit the number and types of variable sub-accounts in which contract holders may allocate their account values (referred to in this Prospectus as the Permitted Sub-Accounts) and (ii) require contract holders to participate in certain specialized asset transfer programs. Under these asset transfer programs, the Participating Insurance Companies will monitor each contract owner's account value from time to time and, if necessary, will systematically transfer amounts among the Permitted Sub-Accounts as dictated by certain non-discretionary mathematical formulas. These mathematical formulas will generally focus on the amounts guaranteed at specific future dates or the present value of the estimated lifetime payments to be made, as applicable.
As an example of how these asset transfer programs will operate under certain market environments, a downturn in the equity markets (i.e., a reduction in a contract holder's account value within the Permitted Sub-Accounts) and certain market return scenarios involving “flat” returns over a period of time may cause Participating Insurance Companies to transfer some or all of such contract owner's account value to a Target Maturity Portfolio or the AST Investment Grade Bond Portfolio. In general terms, such transfers are designed to ensure that an appropriate percentage of the projected guaranteed amounts are offset by assets in investments like the Target Maturity Portfolios or the AST Investment Grade Bond Portfolio.
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The above-referenced asset transfer programs are an important part of the guarantees offered in connection with the applicable living benefit programs. Such asset transfers may, however, result in large-scale asset flows into and out of the relevant Portfolios. Such asset transfers could adversely affect a Portfolio's investment performance by requiring the relevant investment adviser or Subadviser to purchase and sell securities at inopportune times and by otherwise limiting the ability of the relevant investment adviser or Subadviser to fully implement the Portfolio's investment strategies. In addition, these asset transfers may result in relatively small asset bases and relatively high transaction costs and operating expense ratios for a Portfolio compared to other similar funds.
Investors seeking to engage in frequent trading activities may use a variety of strategies to avoid detection and, despite the efforts of the Fund and the Participating Insurance Companies to prevent such trading, there is no guarantee that the Fund or the Participating Insurance Companies will be able to identify these investors or curtail their trading practices. Therefore, some Fund investors may be able to engage in frequent trading, and, if they do, the other Fund investors would bear any harm caused by that frequent trading. The Fund does not have any arrangements intended to permit trading in contravention of the policies described above.
For information about the trading limitations applicable to you, please see the prospectus for your contract or contact your insurance company.
Net Asset Value
Any purchase or sale of Portfolio shares is made at the net asset value, or NAV, of such shares. The price at which a purchase or redemption is made is based on the next calculation of the NAV after the order is received in good order. The NAV of each share class of each Portfolio is determined on each day the NYSE is open for trading as of the close of the exchange's regular trading session (which is generally 4:00 p.m. New York time). The NYSE is closed on most national holidays and Good Friday. The Fund does not price, and shareholders will not be able to purchase or redeem, the Fund's shares on days when the NYSE is closed but the primary markets for the Fund's foreign securities are open, even though the value of these securities may have changed. Conversely, the Fund will ordinarily price its shares, and shareholders may purchase and redeem shares, on days that the NYSE is open but foreign securities markets are closed.
The securities held by each of the Fund's portfolios are valued based upon market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Board. The Fund may use fair value pricing if it determines that a market quotation is not reliable based, among other things, on market conditions that occur after the quotation is derived or after the closing of the primary market on which the security is traded, but before the time that the NAV is determined. This use of fair value pricing commonly occurs with securities that are primarily traded outside of the US, because such securities present time-zone arbitrage opportunities when events or conditions affecting the prices of specific securities or the prices of securities traded in such markets generally occur after the close of the foreign markets but prior to the time that a Portfolio determines its NAV.
The Fund may also use fair value pricing with respect to US traded securities if, for example, trading in a particular security is halted and does not resume before a Portfolio calculates its NAV or the exchange on which a security is traded closes early. In addition, fair value pricing is used for securities where the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of PI (or Subadviser) does not represent fair value. Different valuation methods may result in differing values for the same security. The fair value of a portfolio security that a Portfolio uses to determine its NAV may differ from the security's published or quoted price. If a Portfolio needs to implement fair value pricing after the NAV publishing deadline but before shares of the Portfolio are processed, the NAV you receive or pay may differ from the published NAV price. For purposes of computing the Fund's NAV, we will value the Fund's futures contracts 15 minutes after the close of regular trading on the NYSE. Except when we fair value securities, we normally value each foreign security held by the Fund as of the close of the security's primary market.
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Fair value pricing procedures are designed to result in prices for a Portfolio's securities and its NAV that are reasonable in light of the circumstances which make or have made market quotations unavailable or unreliable, and to reduce arbitrage opportunities available to short-term traders. There is no assurance, however, that fair value pricing will more accurately reflect the market value of a security than the market price of such security on that day or that it will prevent dilution of a Portfolio's NAV by short-term traders.
The NAV for each of the Portfolios other than the Money Market Portfolio is determined by a simple calculation. It's the total value of a Portfolio (assets minus liabilities) divided by the total number of shares outstanding. The NAV for the Money Market Portfolio will ordinarily remain at $1 per share (The price of each share remains the same but you will have more shares when dividends are declared).
To determine a Portfolio's NAV, its holdings are valued as follows:
Equity Securities for which the primary market is on an exchange (whether domestic or foreign) shall be valued at the last sale price on such exchange or market on the day of valuation or, if there was no sale on such day, at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Securities included within the NASDAQ market shall be valued at the NASDAQ official closing price (NOCP) on the day of valuation, or if there was no NOCP issued, at the last sale price on such day. Securities included within the NASDAQ market for which there is no NOCP and no last sale price on the day of valuation shall be valued at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Equity securities that are not sold on an exchange or NASDAQ are generally valued by an independent pricing agent or principal market maker.
A Portfolio may own securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Portfolios do not price their shares. Therefore, the value of a Portfolio's assets may change on days when shareholders cannot purchase or redeem Portfolio shares.
Short-term debt securities with remaining maturities of 60 days or less are valued at cost with interest accrued or discount amortized to the date of maturity, unless such valuation, in the judgment of PI or a Subadviser, does not represent fair value.
Convertible debt securities that are traded in the over-the-counter market, including listed convertible debt securities for which the primary market is believed by PI or a Subadviser to be over-the-counter, are valued at the mean between the last bid and asked prices provided by a principal market maker (if available, otherwise a primary market dealer).
Other debt securities—those that are not valued on an amortized cost basis—are valued using an independent pricing service.
Options on stock and stock indexes that are traded on a national securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no such sale on such day, at the mean between the most recently quoted bid and asked prices on such exchange.
Futures contracts and options on futures contracts are valued at the last sale price at the close of the commodities exchange or board of trade on which they are traded. If there has been no sale that day, the securities will be valued at the mean between the most recently quoted bid and asked prices on that exchange or board of trade.
Forward currency exchange contracts are valued at the cost of covering or offsetting such contracts calculated on the day of valuation. Securities which are valued in accordance herewith in a currency other than US dollars shall be converted to US dollar equivalents at a rate obtained from a recognized bank, dealer or independent service on the day of valuation.
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Over-the-counter (OTC) options are valued at the mean between bid and asked prices provided by a dealer (which may be the counterparty). A subadviser will monitor the market prices of the securities underlying the OTC options with a view to determining the necessity of obtaining additional bid and ask quotations from other dealers to assess the validity of the prices received from the primary pricing dealer.
All short-term debt securities held by the Money Market Portfolio are valued at amortized cost. The amortized cost valuation method is widely used by mutual funds. It means that the security is valued initially at its purchase price and then decreases in value by equal amounts each day until the security matures. It almost always results in a value that is extremely close to the actual market value. The Board has established procedures to monitor whether any material deviation between valuation and market value occurs and if so, will promptly consider what action, if any, should be taken to prevent unfair results to Contract owners.
For each Portfolio other than the Money Market Portfolio, short-term debt securities, including bonds, notes, debentures and other debt securities, and money market instruments such as certificates of deposit, commercial paper, bankers' acceptances and obligations of domestic and foreign banks, with remaining maturities of more than 60 days, for which market quotations are readily available, are valued by an independent pricing agent or principal market maker (if available, otherwise a primary market dealer).
Valuation of Private Real Estate-Related Investments. Private real estate-related investments owned by the Global Real Estate Portfolio will be fair valued each day using a methodology set forth in Valuation Policies and Procedures adopted by the Board of the Fund that incorporate periodic independently appraised values of the properties and include an estimate each day of net operating income (which reflects operating income and operating losses) for each property. Estimates of net operating income are adjusted monthly on a going forward basis as actual net operating income is recognized monthly.
An appraisal is an estimate of market value and not a precise measure of realizable value. Generally, appraisals will consider the financial aspects of a property, market transactions and the relative yield for an asset measured against comparable real estate investments. On any day, PREI may recommend to the Board's Valuation Committee an adjustment to the value of a private real estate-related investment based on market events or issuer-specific events that have increased or decreased the realizable value of the security. For example, adjustments may be recommended by PREI for events indicating an impairment of a borrower's or lessee's ability to pay amounts due or events which affect property values of the surrounding area. Other major market events for which adjustments may be recommended by PREI include changes in interest rates, domestic or foreign government actions or pronouncements, suspended trading or closings of stock exchanges, natural disasters or terrorist attacks. There can be no assurance that the factors for which an adjustment may be recommended by PREI will immediately come to the attention of PREI.
Appraised values do not necessarily represent the price at which real estate would sell since market prices of real estate can only be determined by negotiation between a willing buyer and seller. The realizable market value of real estate depends to a great extent on economic and other conditions beyond the control of the Global Real Estate Portfolio.
Distributor & DISTRIBUTION ARRANGEMENTS
The Fund offers a single class of shares on behalf of each Portfolio. Prudential Annuities Distributors, Inc. (PAD) serves as the distributor for the shares of each Portfolio of the Fund. Each class of shares is offered and redeemed at its net asset value without any sales load. PAD is an affiliate of PI and ASTIS. PAD is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the Financial Industry Regulatory Authority (FINRA).
The Fund has adopted a Shareholder Services and Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (the 12b-1 Plan) for the shares of each Portfolio of the Fund, with the exception of AST Balanced Asset Allocation Portfolio, AST Capital Growth Asset Allocation Portfolio, AST Franklin Templeton Founding Funds Plus Portfolio, AST Preservation Asset Allocation Portfolio, and AST Quantitative Modeling Portfolio. In addition, no 12b-1 fee is charged
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for the assets of AST Academic Strategies Asset Allocation Portfolio that are invested in other portfolios of the Fund. Under the 12b-1Plan, the shares of each covered Portfolio are charged an annual fee to compensate PAD and its affiliates for providing various administrative and distribution services to each covered Portfolio. The maximum annual shareholder services and distribution (12b-1) fee for each covered Portfolio’s shares is 0.10% of the average daily net assets of each Portfolio. Because these fees are paid out of each covered Portfolio’s assets on an ongoing basis, over time, the fees will increase your cost of investing and may cost you more than other types of charges.
PAD has contractually agreed to reduce its 12b-1 fees for each of the AST Bond Portfolio 2015, AST Bond Portfolio 2016, AST Bond Portfolio 2017, AST Bond Portfolio 2018, AST Bond Portfolio 2019, AST Bond Portfolio 2020, AST Bond Portfolio 2021, AST Bond Portfolio 2022, AST Bond Portfolio 2023, AST Bond Portfolio 2024 and the AST Investment Grade Bond Portfolio (collectively, the Bond Portfolios), so that the effective distribution and service fee rate paid by each Bond Portfolio is reduced based on the average daily net assets of each Bond Portfolio. The contractual waiver does not include an expiration or termination date as it is contractually guaranteed by PAD on a permanent basis, and the Investment Managers and PAD cannot terminate or otherwise modify the waiver. The contractual waiver is calculated as follows for each Bond Portfolio:
Average Daily Net Assets of Portfolio	Distribution and Service Fee Rate Including Waiver
Up to and including $300 million	0.10% (no waiver)
Over $300 million up to and including $500 million	0.08%
Over $500 million up to and including $750 million	0.07%
Over $750 million	0.06%
PAD may receive payments from certain subadvisers of the Portfolios or their affiliates to help defray expenses for sales meetings or seminar sponsorships that may relate to the Contracts and/or the subadvisers’ respective Portfolios. These sales meetings or seminar sponsorships may provide the subadvisers with increased access to persons involved in the distribution of the Contracts. PAD also may receive marketing support from the subadvisers in connection with the distribution of the Contracts.
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OTHER INFORMATION
Federal Income Taxes
Each Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, each Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes. Distributions may be made to the various separate accounts of the Participating Insurance Companies in the form of additional shares (not in cash).
Owners of variable annuity contracts or variable life insurance policies should consult the prospectuses of their respective contracts or policies for information on the federal income tax consequences to such holders. In addition, variable contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Fund, including the application of state and local taxes.
Monitoring for Possible Conflicts
The Fund sells its shares to fund variable life insurance contracts and variable annuity contracts and is authorized to offer its shares to qualified retirement plans. Because of differences in tax treatment and other considerations, it is possible that the interest of variable life insurance contract owners, variable annuity contract owners and participants in qualified retirement plans could conflict. The Fund will monitor the situation and in the event that a material conflict did develop, the Fund would determine what action, if any, to take in response.
Disclosure of Portfolio Holdings
A description of the Fund's policies and procedures with respect to the disclosure of each Portfolio's portfolio securities is included in the SAI and on the Fund's website at www.prudential.com/variableinsuranceportfolios.
Payments to Affiliates
PI and ASTIS and their affiliates, including a subadviser or PAD, may compensate affiliates of PI and ASTIS, including the insurance companies issuing variable annuity or variable life contracts by providing reimbursement, defraying the costs of, or paying directly for, among other things, marketing and/or administrative services and/or other services they provide in connection with the variable annuity and/or variable life contracts which offer the Portfolios as investment options. These services may include, but are not limited to: sponsoring or co-sponsoring various promotional, educational or marketing meetings and seminars attended by distributors, wholesalers, and/or broker dealer firms' registered representatives, and creating marketing material discussing the contracts, available options, and the Portfolios.
The amounts paid depend on the nature of the meetings, the number of meetings attended by PI or ASTIS, the subadviser, or PAD, the number of participants and attendees at the meetings, the costs expected to be incurred, and the level of PI's, ASTIS’, subadviser's or PAD’s participation. These payments or reimbursements may not be offered by all advisers, subadvisers, or PAD and the amounts of such payments may vary between and among each adviser, subadviser and PAD depending on their respective participation.
With respect to variable annuity contracts, the amounts paid under these arrangements to Prudential-affiliated insurers are set forth in the prospectuses for the variable annuity contracts which offer the Portfolios as investment options.
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FINANCIAL HIGHLIGHTS
Introduction
The financial highlights which follow will help you evaluate the financial performance of each Portfolio available under your Contract. The total return in each chart represents the rate that a shareholder earned on an investment in that share class of the Portfolio, assuming reinvestment of all dividends and other distributions. The charts do not reflect any charges under any variable contract. Because Contract charges are not included, the actual return that you will receive will be lower than the total return in each chart.
The financial highlights for the periods in the five years ended December 31 were part of the financial statements audited by KPMG LLP, the Fund's independent registered public accounting firm, whose reports on these financial statements were unqualified.
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AST MONEY MARKET PORTFOLIO
	Year Ended December 31,
	2012	2011	2010	2009	2008
Per Share Operating Performance:
Net Asset Value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00
Income (Loss) From Investment Operations:
Net investment income	–(b)	–(b)	–(b)	–(b)	0.02
Less Distributions:	–(b)	–(b)	–(b)	–(b)	(0.02)
Net Asset Value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return(a)	0.01%	0.02%	0.03%	0.25%	2.51%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2,268.7	$2,717.2	$3,217.9	$2,821.0	$2,906.4
Ratios to average net assets:
Expenses After Waivers and/or Expense Reimbursement	0.21%	0.18%	0.26%	0.45%	0.56%
Expenses Before Waivers and/or Expense Reimbursement	0.61%	0.62%	0.62%	0.62%	0.59%
Net investment income	0.01%	0.02%	0.02%	0.24%	2.44%
(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b) Less than $0.005 per share.
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INVESTOR INFORMATION SERVICES:
Shareholder inquiries should be made by calling (800) 778-2255 or by writing to Advanced Series Trust at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102. Additional information about the Portfolios is included in the Statement of Additional Information (SAI), which is incorporated by reference into this Prospectus. Additional information about the Portfolios' investments is available in the Fund's annual and semi-annual reports to shareholders. In the annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected each Portfolio's performance during its last fiscal year. The SAI and additional copies of annual and semi-annual reports are available without charge by calling the above number. The SAI and the annual and semi-annual reports are also available without charge on the Fund's website at www.prudential.com/variableinsuranceportfolios.
Delivery of Prospectus and Other Documents to Households. To lower costs and eliminate duplicate documents sent to your address, the Fund, in accordance with applicable laws and regulations, may begin mailing only one copy of the Fund's prospectus, prospectus supplements, annual and semi-annual reports, proxy statements and information statements, or any other required documents to your address even if more than one shareholder lives there. If you have previously consented to have any of these documents delivered to multiple investors at a shared address, as required by law, and you wish to revoke this consent or would otherwise prefer to continue to receive your own copy, you should call the number above, or write to the Fund at the above address. The Fund will begin sending individual copies to you within thirty days of revocation.
The information in the Fund's filings with the Securities and Exchange Commission (including the SAI) is available from the Commission. Copies of this information may be obtained, upon payment of duplicating fees, by electronic request to publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, DC 20549-0102. The information can also be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-551-8090. Finally, information about the Fund is available on the EDGAR database on the Commission's internet site at www.sec.gov.
Investment Company File Act No. 811-05186

Advanced Series Trust
PROSPECTUS • April 29, 2013
The Trust is an investment vehicle for life insurance companies (“Participating Insurance Companies”) writing variable annuity contracts and variable life insurance policies. Shares of the Trust may also be sold directly to certain tax-deferred retirement plans. Each variable annuity contract and variable life insurance policy involves fees and expenses not described in this Prospectus. Please read the Prospectus for the variable annuity contract or variable life insurance policy for information regarding the contract or policy, including its fees and expenses. The Portfolios offered in this Prospectus are set forth below.
These securities have not been approved or disapproved by the Securities and Exchange Commission (the Commission or the SEC) nor has the Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.
Prudential, the Prudential logo, and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.
AST Balanced Asset Allocation Portfolio
AST BlackRock Global Strategies Portfolio
AST Preservation Asset Allocation Portfolio
AST Wellington Management Hedged
Equity Portfolio

1	SUMMARY: AST BALANCED ASSET ALLOCATION PORTFOLIO
5	SUMMARY: AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO
10	SUMMARY: AST PRESERVATION ASSET ALLOCATION PORTFOLIO
14	SUMMARY: AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO
18	ABOUT THE FUND
19	MORE DETAILED INFORMATION ON HOW THE PORTFOLIOS INVEST
31	PRINCIPAL RISKS
40	HOW THE FUND IS MANAGED
45	HOW TO BUY AND SELL SHARES OF THE PORTFOLIOS
51	OTHER INFORMATION
52	FINANCIAL HIGHLIGHTS
57	GLOSSARY: PORTFOLIO INDEXES

SUMMARY: AST BALANCED ASSET ALLOCATION PORTFOLIO
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to obtain the highest potential total return consistent with its specified level of risk tolerance.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.15%
Distribution and/or Service Fees (12b-1 Fees)	None
Other Expenses	0.01%
Acquired Fund Fees & Expenses	0.83%
Total Annual Portfolio Operating Expenses	0.99%
Example. The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.
The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
AST Balanced Asset Allocation	$101	$315	$547	$1,213
Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the most recent fiscal year ended December 31, the Portfolio's turnover rate was 38% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies. The Portfolio is a “fund of funds.” That means that the Portfolio invests primarily in one or more mutual funds in accordance with its own asset allocation strategy. Other mutual funds in which the Portfolio may invest are collectively referred to as the “Underlying Portfolios.” Consistent with the investment objectives and policies of the Portfolio, other mutual funds may from time to time be added to, or removed from, the list of Underlying Portfolios that may be used in connection with the Portfolio. Currently, the only Underlying Portfolios in which the Portfolio invests are other portfolios of the Fund and certain money market funds advised by Prudential Investments, LLC, AST Investment Services, Inc. (the Investment Managers) or one of their affiliates.
The asset allocation strategy is determined by the Investment Managers and Quantitative Management Associates LLC (QMA). As a general matter, QMA begins by constructing a neutral allocation for the Portfolio. Each neutral allocation initially divides the assets for the Portfolio across three broad-based securities benchmark indexes. These three benchmark indexes are the Russell 3000 Index, the MSCI EAFE Index, and the Barclays US Aggregate Bond Index. The neutral allocation will emphasize investments in the equity asset class. The selection of specific combinations of Underlying Portfolios for the Portfolio generally will be determined by the Investment Managers. The Investment Managers will employ various quantitative and qualitative research methods to establish weighted
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combinations of Underlying Portfolios that are consistent with the neutral allocation for the Portfolio. QMA will then perform its own forward-looking assessment of macroeconomic, market, financial, security valuation, and other factors. As a result of this assessment, QMA will further adjust the neutral allocation and the preliminary Underlying Portfolio weights for the Portfolio based upon its views on certain factors.
Principal Risks of Investing in the Portfolio. The risks identified below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objectives, the Portfolio cannot guarantee success.
Asset-Backed and/or Mortgage-Backed Securities Risk. Asset-backed and mortgage-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables or, in the case of mortgage-backed securities, mortgage loans. Like fixed income securities, asset-backed and mortgage-backed securities are subject to interest rate risk, liquidity risk, and credit risk, which may be heightened in connection with investments in loans to “subprime” borrowers. Certain asset-backed and mortgage-backed securities are subject to the risk that those obligations will be repaid sooner than expected or later than expected, either of which may result in lower than expected returns. Mortgage-backed securities, because they are backed by mortgage loans, are also subject to risks related to real estate, and securities backed by private-issued mortgages may experience higher rates of default on the underlying mortgages than securities backed by government-issued mortgages.
Asset Transfer Program Risk. Pre-determined, non-discretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which, in certain instances, could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities that it otherwise would hold. The asset flows may also result in relatively low asset levels and relatively high operating expense ratios for the Portfolio. The efficient operation of the asset flows depends on active and liquid markets, and if market liquidity is strained the assets flows may not operate as intended which in turn could adversely affect performance.
Equity Securities Risk. The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’ s financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Fixed income Securities Risk. Investment in fixed income securities involves a variety of risks, including that: an issuer or guarantor of a security will be unable to pay obligations when due; the Portfolio may be unable to sell its securities holdings at the price it values the security or at any price; the income generated by and the market price of a fixed income security may decline due to a decrease in interest rates; and the price of a fixed income security may decline due to an increase in interest rates.
Foreign Investment Risk. Investments in foreign securities generally involve more risk than investing in securities of US issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting standards usually differ from those in the US; foreign
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exchanges are often less liquid than US markets; political developments may adversely affect the value of foreign securities; and foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds.
Fund of Funds Risk. In addition to the risks associated with the investment in the Underlying Portfolios, the Portfolio is exposed to the investment objectives, investment risks, and investment performance of the Underlying Portfolios. The Portfolio is also subject to a potential conflict of interest between the Portfolio and its adviser and subadviser(s), which could impact the Portfolio.
High-Yield Risk. Investments in fixed income securities rated below investment grade and unrated securities of similar credit quality (i.e., high yield securities or junk bonds) may be more sensitive to interest rate, credit and liquidity risks than investments in investment grade securities, and have predominantly speculative characteristics.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. The investment techniques, risk analysis and investment strategies used by a subadviser in making investment decisions for the Portfolio may not produce the intended or desired results.
Past Performance. The bar chart and table provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1 year, 5 years and since inception of the Portfolio compare with those of a broad measure of market performance. Past performance does not mean that the Portfolio will achieve similar results in the future.
The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.
The table also demonstrates how the Portfolio's average annual returns compare to the returns of a custom blended stock index which includes the stocks of companies with similar investment objectives. The Portfolio's custom blended stock index consists of the Russell 3000 Index (48%), Barclays US Aggregate Bond Index (40%) and MSCI EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Index (GD) (12%). Prudential Investments LLC and AST Investment Services, Inc. determined the weight of each index comprising the blended index.
Note: Prior to July 21, 2008 the Portfolio was known as the AST Conservative Asset Allocation Portfolio. Effective July 21, 2008, the Portfolio added new subadvisers and changed its investment objective, policies, strategy, and expense structure. The performance history furnished below prior to July 21, 2008 reflects the investment performance, investment operations, investment policies and investment strategies of the former AST Conservative Asset Allocation Portfolio and does not represent the actual or predicted performance of the current Portfolio.
Annual Total Returns

Best Quarter:		Worst Quarter:
13.21%	2nd Quarter of 2009	-14.63%	4th Quarter of 2008

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Average Annual Total Returns (For the periods ended December 31, 2012)
	1 year	5 Years	Since Inception (12/5/05)
Portfolio	12.48%	1.87%	4.10%
Index
Standard & Poor's 500 Index (reflects no deduction for fees, expenses or taxes)	15.99%	1.66%	4.07%
Blended Index (reflects no deduction for fees, expenses or taxes)	11.79%	3.49%	5.26%
MANAGEMENT OF THE PORTFOLIO
Investment Managers	Subadviser	Portfolio Managers	Title	Service Date
Prudential Investments LLC		Brian Ahrens, CFA	Senior VP, Strategic Investment Research Group	April 2005
		Andrei O. Marinich, CFA	VP, Strategic Investment Research Group	April 2012
AST Investment Services, Inc.	Quantitative Management Associates LLC (QMA)	Marcus Perl	Portfolio Manager, VP	July 2006
		Edward L. Campbell, CFA	Portfolio Manager, Principal	July 2006
		Joel L. Kallman, CFA	Portfolio Manager, Senior Associate	March 2011
TAX INFORMATION
Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.
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SUMMARY: AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to seek a high total return consistent with a moderate level of risk.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.97%*
Distribution and/or Service Fees (12b-1 Fees)	0.10%
Other Expenses	0.03%
Acquired Fund Fees & Expenses	0.02%
Total Annual Portfolio Operating Expenses	1.12%
*Management fees shown in the table above are based on a reduced contractual management fee rate for the Portfolio which became effective on February 25, 2013.
Example. The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.
The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
AST BlackRock Global Strategies	$114	$356	$617	$1,363
Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the most recent fiscal year ended December 31, the Portfolio's turnover rate was 550% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies. The Portfolio is a global, multi asset-class fund that invests directly in, among other things, equity and equity-related securities, investment grade debt securities (including, without limitation, US Treasuries and US government securities), junk bonds, real estate investment trusts (REITs), exchange traded funds (ETFs), and derivative instruments, including commodity-linked derivative instruments.  In seeking to achieve the Portfolio’s investment objective, the Portfolio’s subadviser may cause the Portfolio’s assets to be allocated across 14 separate investment strategies. The Portfolio has several strategies that invest primarily in equity securities, several strategies that invest primarily in fixed income securities, and a global tactical asset allocation strategy (the GTAA strategy) that, under normal circumstances, provides exposure to the equity and fixed income asset classes along with real estate-related and commodity-related investments.  The GTAA strategy is used: (i) as a completion strategy to access and adjust exposures to various asset classes and underlying strategy allocations and (ii) an overlay strategy to enhance the total return and manage portfolio risk at the aggregate level. Derivatives, ETFs, and cash securities may be used within the GTAA strategy.  The Portfolio allocates its assets among various regions and countries, including the US (but in no less than three countries). The Portfolio’s expected minimum, neutral, and maximum exposures to the relevant asset classes are set forth below.
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Asset Class	Minimum Exposure	Neutral Exposure	Maximum Exposure
Equities
US Mid-Cap & Large-Cap Equity	5%	20%	35%
Non-US Equity	5%	20%	30%
US Small-Cap Equity	0%	0%	10%
Total Equities	30%*	40%	50%**

Fixed income
Investment Grade Bonds	20%	30%	40%
“Junk” Bonds+	5%	15%	25%
Total Fixed income	25%	45%	55%***

REITs	0%	10%	20%
Commodities	0%	5%	15%
Total REITs + Commodities	0%	15%	30%****
+ Fixed income securities rated below investment grade and unrated securities of similar credit quality are commonly referred to as “junk” bonds. Junk bonds are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments.
* Notwithstanding the individual minimum exposures for the US Mid-Cap & Large-Cap Equity (i.e., 5%), Non-US Equity (i.e., 5%), and US Small-Cap Equity (i.e., 0%) asset classes, the minimum combined exposure to equity investments is 30% of the Portfolio’s net assets.
** Notwithstanding the individual maximum exposures for the US Mid-Cap & Large-Cap Equity (i.e., 35%), Non-US Equity (i.e., 30%), and US Small-Cap Equity (i.e., 10%) asset classes, the maximum combined exposure to equity investments is 50% of the Portfolio’s net assets.
*** Notwithstanding the individual maximum exposures for the Investment Grade Bond (i.e., 40%) and Junk Bond (i.e., 25%) asset classes, the maximum combined exposure to fixed income investments is 55% of the Portfolio’s net assets.
**** Notwithstanding the individual maximum exposures for the REIT (i.e., 20%) and Commodities (i.e., 15%) asset classes, the maximum combined exposure to the alternative investments is 30% of the Portfolio’s net assets
The Portfolio’s expected minimum, neutral, and maximum exposures to the GTAA strategy is also set forth below.
Investment Strategy	Minimum Exposure	Neutral Exposure	Maximum Exposure
GTAA*	15%	30%	40%
*As set forth above, the GTAA investment strategy is used to provide exposure to the equity and fixed income asset classes as well as providing exposure to REITs and Commodities.
Principal Risks of Investing in the Portfolio. The risks identified below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objectives, the Portfolio cannot guarantee success.
Asset-Backed and/or Mortgage-Backed Securities Risk. Asset-backed and mortgage-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables or, in the case of mortgage-backed securities, mortgage loans. Like fixed income securities, asset-backed and mortgage-backed securities are subject to interest rate risk, liquidity risk, and credit risk, which may be heightened in connection with investments in loans to “subprime” borrowers. Certain asset-backed and mortgage-backed securities are subject to the risk that those obligations will be repaid sooner than expected or later than expected, either of which may result in lower than expected returns. Mortgage-backed securities, because they are backed by mortgage loans, are also subject to risks related to real estate, and securities backed by private-issued mortgages may experience higher rates of default on the underlying mortgages than securities backed by government-issued mortgages.
Asset Transfer Program Risk. Pre-determined, non-discretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which, in certain instances, could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the
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asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities that it otherwise would hold. The asset flows may also result in relatively low asset levels and relatively high operating expense ratios for the Portfolio. The efficient operation of the asset flows depends on active and liquid markets, and if market liquidity is strained the assets flows may not operate as intended which in turn could adversely affect performance.
Commodity Risk. The value of a commodity-linked investment is affected by, among other things, overall market movements and changes in interest and exchange rates and may be more volatile than traditional equity and debt securities.
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of an underlying asset, reference rate, or index. The use of derivatives involves a variety of risks, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; the derivative used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities.
Equity Securities Risk. The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’ s financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Fixed income Securities Risk. Investment in fixed income securities involves a variety of risks, including that: an issuer or guarantor of a security will be unable to pay obligations when due; the Portfolio may be unable to sell its securities holdings at the price it values the security or at any price; the income generated by and the market price of a fixed income security may decline due to a decrease in interest rates; and the price of a fixed income security may decline due to an increase in interest rates.
Foreign Investment Risk. Investments in foreign securities generally involve more risk than investing in securities of US issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political developments may adversely affect the value of foreign securities; and foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds.
High-Yield Risk. Investments in fixed income securities rated below investment grade and unrated securities of similar credit quality (i.e., high yield securities or junk bonds) may be more sensitive to interest rate, credit and liquidity risks than investments in investment grade securities, and have predominantly speculative characteristics.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. The investment techniques, risk analysis and investment strategies used by a subadviser in making investment decisions for the Portfolio may not produce the intended or desired results.
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Recent Events Risk. Events in the financial markets have caused, and may continue to cause, increased volatility and a significant decline in the value and liquidity of many securities. As a result, identifying investment risks and opportunities may be especially difficult. There is no assurance that steps taken by governments, and their agencies and instrumentalities, to support financial markets will continue, and the impact of regulatory changes on the markets may not be known for some time.
Real Estate Risk. Investments in real estate investment trusts (REITs) and real estate-linked derivative instruments are subject to risks similar to those associated with direct ownership of real estate. Poor performance by the manager of the REIT and adverse changes to or inability to qualify with favorable tax laws will adversely affect the Portfolio. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property.
Past Performance. The bar chart and table provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1 year and since inception of the Portfolio compare with those of a broad measure of market performance. Past performance does not mean that the Portfolio will achieve similar results in the future.
The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.
The table also demonstrates how the Portfolio's average annual returns compare to the returns of a custom blended stock index which includes companies with similar investment objectives. The Portfolio's custom blended stock index consists of the MSCI All Country World Index (40%), Barclays Aggregate Bond Index (30%), Barclays US High Yield (2% Issuer Capped) Index (15%), Wilshire US REIT Index (10%) and the Dow Jones UBS Commodity Index (5%). Prudential Investments LLC and AST Investment Services, Inc. determined the weight of each index comprising the blended index.
Annual Total Returns

Best Quarter:		Worst Quarter:
7.66%	1st Quarter of 2012	-2.01%	2nd Quarter of 2012

Average Annual Total Returns (For the periods ended December 31, 2012)
	1 year	Since Inception (4/29/11)
Portfolio	11.90%	2.21%
Index
Standard & Poor’s 500 Index (reflects no deduction for fees, expenses or taxes)	15.99%	5.06%
Blended Index (reflects no deduction for fees, expenses or taxes)	12.15%	3.59%
MANAGEMENT OF THE PORTFOLIO
Investment Managers	Subadviser	Portfolio Manager	Title	Service Date
Prudential Investments LLC	BlackRock Financial Management, Inc.	Philip Green	Managing Director	May 2011
AST Investment Services, Inc.
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TAX INFORMATION
Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.
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SUMMARY: AST PRESERVATION ASSET ALLOCATION PORTFOLIO
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to obtain the highest potential total return consistent with its specified level of risk tolerance.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.15%
Distribution and/or Service Fees (12b-1 Fees)	None
Other Expenses	0.01%
Acquired Fund Fees & Expenses	0.78%
Total Annual Portfolio Operating Expenses	0.94%
Example. The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.
The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
AST Preservation Asset Allocation	$96	$300	$520	$1,155
Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the most recent fiscal year ended December 31, the Portfolio's turnover rate was 26% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies. The Portfolio is a “fund of funds.” That means that the Portfolio invests primarily in one or more mutual funds in accordance with its own asset allocation strategy. Other mutual funds in which in which the Portfolio may invest are collectively referred to as the “Underlying Portfolios.” Consistent with the investment objectives and policies of the Portfolio, other mutual funds may from time to time be added to, or removed from, the list of Underlying Portfolios that may be used in connection with the Portfolio. Currently, the only Underlying Portfolios in which the Portfolio invests are other portfolios of the Fund and certain money market funds advised by Prudential Investments LLC and AST Investment Services, Inc. (the Investment Managers) or one of their affiliates.
The asset allocation strategy is determined by the Investment Managers and Quantitative Management Associates LLC (QMA). As a general matter, QMA begins by constructing a neutral allocation for the Portfolio. Each neutral allocation initially divides the assets for the Portfolio across three broad-based securities benchmark indexes. These three benchmark indexes are the Russell 3000 Index, the MSCI EAFE Index, and the Barclays US Aggregate Bond Index. Generally, the neutral allocation will emphasize investments in the debt/money market asset class. The selection of specific combinations of Underlying Portfolios for the Portfolio generally will be determined by the
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Investment Managers. The Investment Managers will employ various quantitative and qualitative research methods to establish weighted combinations of Underlying Portfolios that are consistent with the neutral allocation for the Portfolio. QMA will then perform its own forward-looking assessment of macroeconomic, market, financial, security valuation, and other factors. As a result of this assessment, QMA will further adjust the neutral allocation and the preliminary Underlying Portfolio weights for the Portfolio based upon its views on certain factors.
Principal Risks of Investing in the Portfolio. The risks identified below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objectives, the Portfolio cannot guarantee success.
Asset-Backed and/or Mortgage-Backed Securities Risk. Asset-backed and mortgage-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables or, in the case of mortgage-backed securities, mortgage loans. Like fixed income securities, asset-backed and mortgage-backed securities are subject to interest rate risk, liquidity risk, and credit risk, which may be heightened in connection with investments in loans to “subprime” borrowers. Certain asset-backed and mortgage-backed securities are subject to the risk that those obligations will be repaid sooner than expected or later than expected, either of which may result in lower than expected returns. Mortgage-backed securities, because they are backed by mortgage loans, are also subject to risks related to real estate, and securities backed by private-issued mortgages may experience higher rates of default on the underlying mortgages than securities backed by government-issued mortgages.
Asset Transfer Program Risk. Pre-determined, non-discretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which, in certain instances, could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities that it otherwise would hold. The asset flows may also result in relatively low asset levels and relatively high operating expense ratios for the Portfolio. The efficient operation of the asset flows depends on active and liquid markets, and if market liquidity is strained the assets flows may not operate as intended which in turn could adversely affect performance.
Equity Securities Risk. The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’ s financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Fixed income Securities Risk. Investment in fixed income securities involves a variety of risks, including that: an issuer or guarantor of a security will be unable to pay obligations when due; the Portfolio may be unable to sell its securities holdings at the price it values the security or at any price; the income generated by and the market price of a fixed income security may decline due to a decrease in interest rates; and the price of a fixed income security may decline due to an increase in interest rates.
Foreign Investment Risk. Investments in foreign securities generally involve more risk than investing in securities of US issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting standards usually differ from those in the US; foreign
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exchanges are often less liquid than US markets; political developments may adversely affect the value of foreign securities; and foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds.
Fund of Funds Risk. In addition to the risks associated with the investment in the Underlying Portfolios, the Portfolio is exposed to the investment objectives, investment risks, and investment performance of the Underlying Portfolios. The Portfolio is also subject to a potential conflict of interest between the Portfolio and its adviser and subadviser(s), which could impact the Portfolio.
High-Yield Risk. Investments in fixed income securities rated below investment grade and unrated securities of similar credit quality (i.e., high yield securities or junk bonds) may be more sensitive to interest rate, credit and liquidity risks than investments in investment grade securities, and have predominantly speculative characteristics.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. The investment techniques, risk analysis and investment strategies used by a subadviser in making investment decisions for the Portfolio may not produce the intended or desired results.
Past Performance. The bar chart and table provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1 year, 5 years and since inception of the Portfolio compare with those of a broad measure of market performance. Past performance does not mean that the Portfolio will achieve similar results in the future.
The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.
The table also demonstrates how the Portfolio's average annual returns compare to the returns of a custom blended stock index which includes the stocks of companies with similar investment objectives. The Portfolio's custom blended stock index consists of the Russell 3000 Index (28%), MSCI EAFE Index (GD) (7%), and Barclays Aggregate Bond Index (65%). Prudential Investments LLC and AST Investment Services, Inc. determined the weight of each index comprising the blended index.
Annual Total Returns

Best Quarter:		Worst Quarter:
10.75%	2nd Quarter of 2009	-9.00%	4th Quarter of 2008

Average Annual Total Returns (For the periods ended December 31, 2012)
	1 year	5 years	Since Inception (12/5/05)
Portfolio	10.38%	3.56%	4.93%
Index
Standard & Poor's 500 Index (reflects no deduction for fees, expenses or taxes)	15.99%	1.66%	4.07%
Blended Index (reflects no deduction for fees, expenses or taxes)	8.64%	4.69%	5.68%
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MANAGEMENT OF THE PORTFOLIO
Investment Managers	Subadviser	Portfolio Managers	Title	Service Date
Prudential Investments LLC		Brian Ahrens, CFA	Senior VP, Strategic Investment Research Group	April 2005
		Andrei O. Marinich, CFA	VP, Strategic Investment Research Group	April 2012
AST Investment Services, Inc.	Quantitative Management Associates LLC (QMA)	Marcus Perl	Portfolio Manager, VP	July 2006
		Edward L. Campbell, CFA	Portfolio Manager, Principal	July 2006
		Joel M. Kallman, CFA	Portfolio Manager, Senior Associate	March 2011
TAX INFORMATION
Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.
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SUMMARY: AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to seek to outperform a mix of 50% Russell 3000 Index, 20% MSCI EAFE Index, and 30% Treasury Bill Index over a full market cycle by preserving capital in adverse markets utilizing an options strategy while maintaining equity exposure to benefit from up markets through investments in the Portfolio’s subadviser’s equity investment strategies.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.98%*
Distribution and/or Service Fees (12b-1 Fees)	0.10%
Other Expenses	0.04%
Acquired Fund Fees & Expenses	0.03%
Total Annual Portfolio Operating Expenses	1.15%
*Management fees shown in the table above are based on a reduced contractual management fee rate for the Portfolio which became effective on February 25, 2013.
Example. The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.
The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
AST Wellington Management Hedged Equity	$117	$365	$633	$1,398
Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the most recent fiscal year ended December 31, the Portfolio's turnover rate was 54% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies. Under normal circumstances, the Portfolio seeks to achieve its investment objective by investing in a broadly diversified portfolio of common stocks while also pursuing an equity index option overlay. The equity index option overlay involves the purchase of put options on the S&P 500 Index and the sale of call and put options on the S&P 500 Index. By combining these two strategies in a single fund, the Portfolio seeks to provide investors with an investment that will generate attractive total returns over a full market cycle with significant downside equity market protection.
The Portfolio utilizes a select spectrum of the Portfolio’s subadviser’s equity investment strategies. Under normal circumstances, the Portfolio currently expects to be fully invested and will invest at least 80% of its net assets in the common stocks of small, medium and large companies. The Portfolio's policy of investing at least 80% of its net assets in common stocks is a non-fundamental policy of the Portfolio and may be changed by the Board without
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shareholder approval. The Portfolio may also invest up to 30% of its assets in the equity securities of foreign issuers and non-dollar denominated securities, including companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets. The Portfolio may trade securities actively.
Principal Risks of Investing in the Portfolio. The risks identified below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objectives, the Portfolio cannot guarantee success.
Asset Transfer Program Risk. Pre-determined, non-discretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which, in certain instances, could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities that it otherwise would hold. The asset flows may also result in relatively low asset levels and relatively high operating expense ratios for the Portfolio. The efficient operation of the asset flows depends on active and liquid markets, and if market liquidity is strained the assets flows may not operate as intended which in turn could adversely affect performance.
Correlation Risk. The effectiveness of the Portfolio’s equity index option overlay strategy may be reduced if the Portfolio’s equity portfolio holdings do not sufficiently correlate to that of the index underlying its option positions.
Equity Securities Risk. The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’ s financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio.
Foreign Investment Risk. Investments in foreign securities generally involve more risk than investing in securities of US issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political developments may adversely affect the value of foreign securities; and foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds.
Investment Style Risk. Securities of a particular investment style, such as growth or value, tend to perform differently (i.e., better or worse than other segments of, or the overall, stock market) depending on market and economic conditions.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. The investment techniques, risk analysis and investment strategies used by a subadviser in making investment decisions for the Portfolio may not produce the intended or desired results.
Options Risk. The value of the Portfolio’s index options will fluctuate with the value of the underlying index. Selling index call options will tend to reduce the risk of owning stocks, but will also limit potential gains. The Portfolio’s option overlay strategy may not reduce the Portfolio’s volatility to the extent desired if, among other things, unusual market conditions or the lack of a ready market for an option reduce the effectiveness of the strategy. The Portfolio may reduce its holdings of put options, which will result in an increased exposure to a market decline, and risks losing all or part of the cash paid for purchasing index put options.
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Option Cash Flow Risk. The Portfolio intends to use the net index option premiums it receives from selling index call and index put options to lessen the costs of purchasing index put options. The premiums to be received by the Portfolio may, however, vary widely and may not be sufficient to cover the Portfolio’s costs of purchasing index put options.
Recent Events Risk. Events in the financial markets have caused, and may continue to cause, increased volatility and a significant decline in the value and liquidity of many securities. As a result, identifying investment risks and opportunities may be especially difficult. There is no assurance that steps taken by governments, and their agencies and instrumentalities, to support financial markets will continue, and the impact of regulatory changes on the markets may not be known for some time.
Small and Medium Company Risk. Shares of common stock of small and medium-sized companies tend to trade less frequently than those of larger, more established companies, which can have an adverse effect on the pricing of these securities and on the Portfolio's ability to sell these securities. Changes in the demand for these securities generally have a disproportionate effect on their market price, tending to make prices rise more in response to buying demand and fall more in response to selling pressure. Such investments also may be more volatile than investments in larger companies, as these companies generally experience higher growth and failure rates, and typically have less access to capital, more limited product lines, and more inexperienced management. In the case of small cap technology companies, the risks associated with technology company stocks, which tend to be more volatile than other sectors, are magnified.
Past Performance. The bar chart and table provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1 year, 5 years and since inception of the Portfolio compare with those of a broad measure of market performance. Past performance does not mean that the Portfolio will achieve similar results in the future.
The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.
The table also demonstrates how the Portfolio's average annual returns compare to the returns of a custom blended stock index consisting of the Russell 3000 Index (50%) and MSCI EAFE Index (20%), and the Bank of America Merrill Lynch 90-Day Treasury Index (30%). Prudential Investments LLC and AST Investment Services, Inc. determined the weight of each index comprising the blended index.
Note: The AST Wellington Management Hedged Equity Portfolio, formerly the AST Aggressive Growth Asset Allocation Portfolio, changed subadvisers and changed its investment objective, policies, and strategy effective May 1, 2011. The performance figures below prior to May 1, 2011 reflect the investment performance, investment operations, investment policies, and investment strategies of the former subadviser, and do not represent the actual or predicted performance of the Portfolio or its current subadviser.
Annual Total Returns

Best Quarter:		Worst Quarter:
17.30%	2nd Quarter of 2009	-23.07%	4th Quarter of 2008

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Average Annual Total Returns (For the periods ended December 31, 2012)
	1 year	5 Years	Since Inception (12/5/05)
Portfolio	11.01%	-1.87%	2.05%
Index
Standard & Poor's 500 Index (reflects no deduction for fees, expenses or taxes)	15.99%	1.66%	4.07%
Blended Index (reflects no deduction for fees, expenses or taxes)	11.78%	1.04%	3.75%
MANAGEMENT OF THE PORTFOLIO
Investment Managers	Subadviser	Portfolio Managers	Title	Service Date
Prudential Investments LLC	Wellington Management Company, LLP	Kent M. Stahl, CFA	Senior VP & Director of Investments & Risk Management	April 2011
AST Investment Services, Inc.		Gregg R. Thomas, CFA	VP & Director of Risk Management	April 2011
TAX INFORMATION
Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.
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ABOUT THE FUND
About the Fund and its Portfolios
This prospectus provides information about the Advanced Series Trust (the Fund) and its separate portfolios (each, a Portfolio). The Portfolios of the Fund which are discussed in this prospectus are identified on the front cover and in the table of contents. Each Portfolio is a diversified investment company as defined by the Investment Company Act of 1940 (the 1940 Act), unless herein noted otherwise.
Prudential Investments LLC (PI) and AST Investment Services, Inc. (ASTIS), both wholly-owned subsidiaries of Prudential Financial, Inc. (Prudential Financial), serve as overall investment managers of the Fund. With respect to AST Schroders Global Tactical Portfolio and AST AQR Emerging Markets Equity Portfolio, PI serves as the sole investment manager. Prudential Financial, which is incorporated in the United States, has its principal place of business in the United States. Neither Prudential Financial nor any of its subsidiaries are affiliated in any manner with Prudential plc, a company incorporated in the United Kingdom. ASTIS and PI (together, the Investment Managers) have retained one or more subadvisers (each, a Subadviser), to manage the day-to-day investment of the assets of each Portfolio in a multi-manager structure. More information about the Investment Managers, each Subadviser and the multi-manager structure is included in “How the Fund is Managed” later in this Prospectus.
The Fund offers one class of shares in each Portfolio. As of the date of this prospectus, shares of the Portfolios of the Fund are sold only to separate accounts of Prudential Annuities Life Assurance Corporation, The Prudential Insurance Company of America, Pruco Life Insurance Company, Pruco Life Insurance Company of New Jersey, Prudential Retirement Insurance and Annuity Company, Pramerica of Bermuda Life Assurance Company, Ltd. (collectively, Prudential), Kemper Investors Life Insurance Company, Allstate Life Insurance Company and Allstate Life Insurance Company of New York as investment options under variable life insurance and variable annuity contracts (the Contracts). Shares of the Fund may be sold directly to certain qualified retirement plans.
Additional information about each Portfolio is set forth in the following sections, and is also provided in the Statement of Additional Information (SAI).
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MORE DETAILED INFORMATION ON HOW THE PORTFOLIOS INVEST
Introduction
We describe each Portfolio's investment objective and policies on the following pages. We describe certain investment instruments that appear below in the section entitled More Detailed Information About Other Investments and Strategies Used by the Portfolios.
Although we make every effort to achieve each Portfolio's objective, we can't guarantee success and it is possible that you could lose money. Unless otherwise stated, each Portfolio's investment objective is a non-fundamental investment policy and, therefore, may be changed by the Board of Trustees of the Fund (the Board) without shareholder approval.
An investment in a Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
The Portfolios have investment strategies and policies that include percentage estimates and limitations. Those percentages are generally applied at the time the Portfolio makes an investment.
A Portfolio may have a policy to invest 80% of its assets in a particular category of investments based on the name of the Portfolio. The 80% requirement is applied at the time the Portfolio makes an investment. Those 80% policies are non-fundamental and may be changed by the Board without shareholder approval. The Portfolio, however, will provide 60 days' prior written notice to shareholders of any change in an 80% policy based on the Portfolio's name if required by applicable rules.
A change in the securities held by a Portfolio is known as “portfolio turnover.” A Portfolio may engage in active and frequent trading to try to achieve its investment objective and may have a portfolio turnover rate of over 100% annually. Increased portfolio turnover may result in higher brokerage fees or other transaction costs, which can reduce performance. If a Portfolio realizes capital gains when it sells investments, it generally must pay those gains to shareholders, increasing its taxable distributions. The Financial Highlights tables at the end of this prospectus show each Portfolio’s portfolio turnover rate during the past fiscal years.
In response to adverse market conditions or when restructuring a Portfolio, we may temporarily invest up to 100% of the Portfolio's total assets in money market instruments. Investing heavily in money market securities limits our ability to achieve our investment objective, but can help to preserve the value of the Portfolio's assets when markets are unstable.
AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO
Investment Objective: high total return consistent with a moderate level of risk.
Principal Investment Policies:
General. The Portfolio is a global, multi asset-class fund that invests directly in, among other things, equity and equity-related securities, investment grade debt securities (including, without limitation, US Treasuries and US government securities), junk bonds, real estate investment trusts (REITs), exchange traded funds (ETFs), and derivative instruments, including commodity-linked derivative instruments.  In seeking to achieve the Portfolio’s investment objective, BlackRock may cause the Portfolio’s assets to be allocated across 14 separate investment strategies. The Portfolio has several strategies that invest primarily in equity securities, several strategies that invest primarily in fixed income securities, and a global tactical asset allocation strategy (the GTAA strategy) that, under normal circumstances, provides exposure to the equity and fixed income asset classes along with real estate-related and commodity-related investments.  The GTAA strategy is used: (i) as a completion strategy to access and adjust exposures to various asset classes and underlying strategy allocations and (ii) an overlay strategy to enhance the total return and manage portfolio risk at the aggregate level. Derivatives, ETFs, and cash securities may be used within the GTAA strategy.  The Portfolio allocates its assets among various regions and countries, including the United States (but in no less than three countries).
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The initial allocation across the six Investment Strategies is set forth below:
AST BlackRock Global Strategies Portfolio—Investment Strategies
Investment Strategy	Allocation
US Large-Cap Core Equity	7.5%
Global Equity Focus	20%
Inflation-Linked Bonds	7.5%
CoreActive Investment Grade Bond	20%
US High Yield Bond	15%
Global Tactical Asset Allocation	30%
US LARGE CAP CORE EQUITY. BlackRock invests at least 80% of the assets attributable to this investment strategy in equity securities, primarily common stock, of large cap companies located in the United States that are selected from among those that are, at the time of purchase, included in the Russell 1000® Index. Equity securities consist primarily of common stock, preferred stock, securities convertible into common stock and securities or other instruments whose price is linked to the value of common stock. Large cap companies are companies that at the time of purchase have a market capitalization equal to or greater than the top 80% of the companies that comprise the Russell 1000® Index. As of February 28, 2013, the median market capitalization of companies in the index was $6.1 billion, and the largest company in the index had a market capitalization of $418.7 billion. The market capitalizations of companies in the index change with market conditions and the composition of the index.
The relevant BlackRock portfolio management team uses a blended investment strategy for this portfolio segment that emphasizes a mix of both growth and value styles and seeks to outperform the Russell 1000® Index. Growth companies are those whose earnings growth potential appears to the BlackRock portfolio managers responsible for implementing this investment strategy to be greater than the market in general and whose revenue growth is expected to continue for an extended period. Stocks of growth companies typically pay relatively low dividends and sell at relatively high valuations. Value companies are those that appear to be undervalued by the market as measured by certain financial formulas.
In selecting securities from the Russell 1000® Index for this investment strategy, the BlackRock portfolio management team uses a proprietary multi-factor quantitative model to analyze and rank each stock in the universe based on a series of measurable factors, including valuation, accounting, fundamental momentum and investment sentiment. The BlackRock portfolio managers responsible for implementing this investment strategy look for strong relative earnings growth, earnings quality and good relative valuation. A company's stock price relative to its earnings and book value, among other factors, is also examined-if the BlackRock portfolio management team believes that a company is overvalued, it is not considered as an investment for the Portfolio. After the initial screening is done, BlackRock will rely on fundamental analysis, a method of stock market analysis that concentrates on “fundamental” information about the company (such as its income statement, balance sheet, earnings and sales history, products and management) to attempt to forecast future stock value, using both internal and external research, to optimize its quantitative model to choose companies BlackRock believes have strong, sustainable earnings growth with current momentum at attractive price valuations.
Because the US Large Cap Core Equity investment strategy generally does not hold all the stocks from the Russell 1000® Index, and because its investments may be allocated in amounts that vary from the proportional weightings of the various stocks in that index, this portion of the Portfolio is not, and does not seek to be, an “index” fund. In seeking to outperform the Russell 1000® Index, however, BlackRock reviews potential investments using certain criteria that are based on the securities in that index. These criteria currently include the following:
Relative price to earnings and price to book ratios
Stability and quality of earnings
Earnings momentum and growth
Weighted median market capitalization of this portfolio segment
Allocation among the economic sectors of this portfolio segment as compared to the Russell 1000® Index
Weighted individual stocks within the Russell 1000® Index
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GLOBAL EQUITY FOCUS. Under normal circumstances, at least 60% of the net assets attributable to this investment strategy are invested in dividend-paying equity securities, primarily common stock, preferred stock, securities convertible into common and preferred stock and non-convertible preferred stock. Although the assets attributable to the Global Equity Focus investment strategy may be invested in securities of companies of any market capitalization, BlackRock invests primarily in the securities of large capitalization companies. The combination of equity securities is varied from time to time both with respect to types of securities and markets in response to changing market and economic trends. BlackRock may invest the assets attributable to this investment strategy in shares of companies through initial public offerings and “ new issues.”
Under normal circumstances, BlackRock allocates a substantial amount (at least 40% or more-unless market conditions are not deemed favorable by BlackRock, in which case at least 30%) of the total assets attributable to the Global Equity Focus investment strategy in foreign securities. For these purposes, “foreign securities” may include securities of: (i) foreign government issuers; (ii) issuers organized or located outside the US; (iii) issuers which primarily trade in a market located outside the US; and (iv) issuers doing a substantial amount of business outside the US, which BlackRock considers to be companies that derive at least 50% of their revenue or profits from business outside the US or have at least 50% of their sales or assets outside the US The assets attributable to this investment strategy are allocated among various regions and countries, including the United States. For temporary defensive purposes the BlackRock Portfolio may deviate very substantially from this allocation. BlackRock may invest the assets attributable to the Global Equity Focus investment strategy in securities of non-US issuers that are US dollar based or non-US dollar based.
Up to 20% of the total assets attributable to this segment of the Portfolio may be invested in global fixed income securities of any duration or maturity, including corporate bonds, US Government debt securities, non-US Government and supranational debt securities (an example of such an entity is the International Bank for Reconstruction and Development (the World Bank)), asset-backed securities, mortgage-backed securities, corporate loans, emerging market debt securities and non-investment grade debt securities (high yield or junk bonds). BlackRock makes such investments in fixed income securities on an opportunistic basis.
There are no geographic limits and no specific policies with respect to the number of different countries in which the assets of this Portfolio segment are invested. The assets attributable to the Global Equity Focus investment strategy may be invested in both developed and emerging markets. BlackRock may emphasize foreign securities when it expects these investments to outperform US securities.
BlackRock may use derivatives, including options, futures, indexed securities, inverse securities, swaps and forward contracts both to seek to increase returns or to hedge (or protect) the value of the Portfolio's assets against adverse movements in currency exchange rates, interest rates and movements in the securities markets. BlackRock may enter into currency transactions on a hedged or unhedged basis in order to seek total return. BlackRock may, when consistent with the Portfolio's investment objective, buy or sell options or futures on a security or an index of securities and may buy options on a currency or a basket of currencies, or enter into foreign currency transactions, including swaps. BlackRock may also use forward foreign currency exchange contracts, which are obligations to buy or sell a currency at a pre-determined rate in the future. Derivatives are financial instruments whose value is derived from another security, a commodity (such as oil or gas), a currency or an index such as the S&P 500 Index. The use of options, futures, indexed securities, inverse securities, swaps and forward contracts can be effective in protecting or enhancing the value of the assets of the Portfolio.
The investment process used by the relevant BlackRock portfolio management team seeks to identify and exploit diverse sources of inefficiency by applying a combination of stock-specific analysis, and top-down economic research, across the equity universe and macro-economic environment. In addition to the BlackRock portfolio managers, individual stock research is conducted by global sector, and country, specialists seeking to identify stocks with the following characteristics: (i) sustainable business model; (ii) strong financial position; and (iii) above average dividends.
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INFLATION-LINKED BONDS. Under normal circumstances, BlackRock invests at least 80% of the assets attributable to this investment strategy in inflation-indexed bonds of varying maturities issued by the US and non-US governments, their agencies or instrumentalities, and US and non-US corporations. The US Treasury uses the Consumer Price Index for Urban Consumers as its inflation measure. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. Maturity is the date upon which debt securities are due to be repaid, that is, the date when the issuer generally must pay back the face amount of the security. The value of a bond's principal or the interest income paid on the bond is adjusted to track changes in an official inflation measure.
This portfolio segment generally maintains an average portfolio duration that is within ±20% of the duration of the Barclays Global Real US TIPS Index. Duration is a mathematical calculation of the average life of a bond (or bonds in a bond fund) that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in the net asset value of a bond fund for every 1% immediate change in interest rates. For example, if a bond fund has an average duration of four years, its net asset value will fall about 4% when interest rates rise by one percentage point. Conversely, the bond fund's net asset value will rise about 4% when interest rates fall by one percentage point. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.
BlackRock may invest up to 20% of the assets attributable to this investment category in non-investment grade bonds (also referred to as junk bonds or high yield bonds) or securities of emerging market issuers. Non-investment grade bonds acquired by this segment of the Portfolio will generally be in the lower rating categories of the major rating agencies (BB or lower by Standard & Poor's Ratings Services (S&P) or Ba or lower by Moody's Investors Service, Inc. (Moody's)) or will be determined by the management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating. Split rated bonds are bonds that receive different ratings from two or more rating agencies.
Up to 20% of the assets attributable to this portfolio segment may be invested in non-dollar denominated securities of non-US issuers. The BlackRock portfolio managers responsible for implementing this investment strategy may invest without limit in US dollar denominated securities of non-US issuers and may concentrate the assets of this portfolio segment in a relatively small number of issuers.
The BlackRock portfolio management team for this portfolio segment may also make investments in residential and commercial mortgage-backed securities and other asset-backed securities. Asset-backed securities are bonds that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables. Mortgage-backed securities are asset-backed securities based on a particular type of asset, a mortgage. There is a wide variety of mortgage backed securities involving commercial or residential, fixed rate or adjustable rate mortgages and mortgages issued by banks or government agencies.
The BlackRock portfolio managers responsible for implementing this investment strategy may buy or sell options or futures, or enter into credit default swaps and interest rate or foreign currency transactions (collectively, derivatives). In entering into a credit default swap, one party would pay a counterparty a periodic stream of payments over the term of the contract, provided that no event of default on a specific bond has occurred. In return, upon any event of default on such bond, the first party would receive from the counterparty a payment equal to the par (or other agreed-upon) value of such bond. The BlackRock portfolio management team may also seek to obtain market exposure to the securities in which this portfolio segment primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls). A dollar roll transaction involves a sale by the Portfolio of a mortgage-backed or other security concurrently with an agreement by the Portfolio to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold.
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COREACTIVE INVESTMENT GRADE BOND. Under normal circumstances, the BlackRock CoreActive Bond strategy seeks to outperform the Barclays US Aggregate Bond Index (the Barclays Index). The Barclays Index includes all major investment grade asset classes within the US fixed income market. The portfolio management team employs a combination of security selection, industry rotation, sector allocation, and duration and yield curve management as part of its effort to outperform the Barclays Index.
The portfolio management team seeks to outperform the Barclays Index through a combination of bottom-up security selection, top-down sector allocation and yield curve management. BlackRock uses proprietary tools to generate expected returns for securities, sectors and the yield curve strategies.
Security Selection. The portfolio management team uses a two-step approach to security selection. The portfolio management team has access to BlackRock's proprietary analysis and reports on more than 700 issuers that make up the investment grade credit universe. This allows the portfolio management team to focus on the issuers that BlackRock believes will generate the highest risk adjusted returns. The portfolio management team uses an advanced proprietary set of tools to select individual corporate bond issuers, which helps its members to select securities for this segment of the Portfolio. The proprietary model helps to facilitate the evaluation of hundreds of issuers on a daily basis and seeks to identify bonds believed to be under- or over-valued by the market. In addition to using the proprietary model, the portfolio management team also employs a qualitative approach to select securities.
Sector Allocation. The CoreActive Bond strategy takes active positions among the major sectors of the investment grade universe. The portfolio management team allocates assets among the various sectors, classified into four broad categories: government bonds, mortgage backed securities (MBS), securitized credit securities, and corporate credit securities. A portion of the assets allocated to the BlackRock CoreActive Bond strategy may be invested in sub-prime mortgage backed securities.
Yield Curve Management. In seeking to outperform the Barclays Index, the portfolio management team manages the level and slope of the yield curve. First, the BlackRock Portfolio seeks to benefit from parallel shifts up or down in yields through duration positioning. Second, the BlackRock portfolio seeks to benefit from any steepening or flattening in the yield curve through management of its yield curve.
Use of Derivatives. Depending on market conditions, this segment of the Portfolio may use derivatives, including, but not limited to, interest rate, total return and credit default swaps, indexed and inverse floating rate securities, options, futures, options on futures and swaps. This segment of the Portfolio may use derivatives for hedging purposes, as well as to increase the return on its portfolio investments. Derivatives are financial instruments whose value is derived from another security or an index such as the Barclays Index. This segment of the Portfolio may also invest in credit-linked notes, credit-linked trust certificates, structured notes, or other instruments evidencing interests in special purpose vehicles, trusts, or other entities that hold or represent interests in fixed income securities.
US HIGH YIELD BOND. This segment of the Portfolio invests primarily in non-investment grade bonds (i.e., bonds rated below the fourth highest rating category of the major rating agencies) with maturities of ten years or less. Non-investment grade bonds are also sometimes referred to as “high yield bonds” or “junk bonds.” These securities generally pay interest at higher interest rates than higher rated securities. The higher yield is an incentive to investors who otherwise may be hesitant to purchase the debt of such low-rated issuers.
Under normal circumstances, at least 80% of the assets attributable to this investment strategy are invested in “junk bonds.” The high yield securities acquired by BlackRock on behalf of this portfolio segment will generally be in the lower rating categories of the major rating agencies (BB or lower by Standard & Poor's or Ba or lower by Moody's) or will be determined by the relevant BlackRock portfolio managers to be of similar quality. The assets of this portfolio segment may, however, be invested in securities of any rating. BlackRock may also invest up to 10% of the assets (measured at the time of investment) attributable to this investment category in distressed securities that are in default or the issuers of which are in bankruptcy when it believes such securities are undervalued. In the event a bond receives a different rating from two or more rating agencies, such bonds, sometimes referred to as “split bonds,” will be considered to have the higher credit rating.
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Up to 10% of the assets attributable to this portfolio segment may be invested in non-dollar denominated bonds of issuers located outside of the United States. These non-dollar denominated bond investments may be made on a currency hedged or unhedged basis. The BlackRock portfolio managers responsible for implementing this investment strategy may also invest in non-US and emerging market securities and currencies.
To add additional diversification, the relevant BlackRock portfolio management team may invest in a wide range of securities, including corporate bonds, mezzanine investments, collateralized bond obligations, bank loans and mortgage-backed and asset-backed securities. Mezzanine investments are subordinated debt securities that receive payments of interest and principal after other more senior security holders are paid. They are generally issued in private placements in connection with an equity security. Collateralized bond obligations are securities backed by a diversified pool of high yield securities. Bank loans are fixed and floating rate loans arranged through private negotiations between a company or a non-US government and one or more financial institutions. The Portfolio considers such investments to be debt securities. Mortgage-backed securities are asset-backed securities based on a particular type of asset, a mortgage. There is a wide variety of mortgage-backed securities involving commercial or residential, fixed rate or adjustable rate mortgages and mortgages issued by banks or government agencies. Asset-backed securities are bonds that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.
The BlackRock portfolio managers responsible for implementing this investment strategy may buy or sell options or futures on a security or an index of securities, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). This portfolio segment may also seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).
Basic Value Equity. In selecting securities for the Basic Value Equity investment strategy, BlackRock will emphasize companies that it believes are undervalued. BlackRock may determine that a company is undervalued if its stock price is down because of temporary factors from which it believes the company will recover.
Favorable changes in market prices are believed to be more likely to occur when:
■	Stocks are out of favor;
■	Company earnings are depressed;
■	Price/earnings ratios are relatively low;
■	Investment expectations are limited; and
■	There is no general interest in a security or industry
On the other hand, negative developments are believed to be more likely to occur when:
■	Investment expectations are generally high;
■	Stock prices are advancing or have advanced rapidly;
■	Price/earnings ratios have been inflated; and
■	An industry or security continues to be popular among investors.
A stock’s price/earnings ratio is determined by dividing the price of a stock by its earnings per share. BlackRock believes that stocks with relatively high price/earnings ratios are more vulnerable to price declines from unexpected adverse developments. At the same time, stocks with relatively low price/earnings ratios are believed to be more likely to benefit from favorable but generally unanticipated events. Thus, the Basic Value Equity segment of the Portfolio may invest a large part of its net assets in stocks that have weak research ratings. BlackRock may sell a security if, for example, the stock price increases to the high end of the range of its historical price-book value ratio or if it is determined that the issuer no longer meets the criteria that has been established for the purchase of such securities or if it is believed that there is a more attractive investment opportunity in the same category.
US Large-Cap Growth. The assets attributable to the US Large-Cap Growth segment of the Portfolio will be primarily invested in a diversified portfolio of common stocks of US companies that BlackRock believes have shown above-average growth rates in earnings over the long-term. To a lesser extent, BlackRock may also invest the assets
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attributable to this Portfolio segment in securities convertible into common stock and rights to subscribe to common stock of these companies. BlackRock will emphasize investments in companies with medium to large market capitalization (currently, approximately $2 billion or more) in managing the US Large-Cap Growth segment of the Portfolio.
Global Multi-Cap Equity. Under normal conditions, at least 75% of the total assets attributable to the Global Multi-Cap Equity segment of the Portfolio will be invested in global equity securities of any market capitalization, selected for their above-average return potential. Although this Portfolio segment will focus primarily on common stock, BlackRock may also invest Portfolio segment assets in preferred stock and convertible securities. Up to 25% of the total assets attributable to the Global Multi-Cap Equity segment of the Portfolio may be invested in stocks of issuers in emerging market countries.
BlackRock may invest up to 25% of the total assets attributable to this Portfolio segment in global fixed income securities, including corporate bonds, US government debt securities, non-US government and supranational debt securities, asset-backed securities, mortgage-backed securities, emerging market debt securities and non-investment grade debt securities (also referred to as high yield securities or junk bonds). Such investments will be made on an opportunistic basis. Securities will be identified based on factors such as relative value and earnings estimate revisions.
From time to time, Portfolio segment assets may be invested in shares of companies through initial public offerings. BlackRock will invest the assets attributable to the Global Multi-Cap Equity segment of the Portfolio in the securities of non-US issuers that can be US dollar based or non-US dollar based on a hedged or unhedged basis. BlackRock may also enter into currency transactions on behalf of this Portfolio segment on a hedged or unhedged basis in order to seek total return.
Equity Dividend. Under normal circumstances, BlackRock will invest at least 80% of the assets attributable to the Equity Dividend segment of the Portfolio in: (i) equity securities and (ii) dividend paying securities. Although the assets attributable to this Portfolio segment may be invested in securities of companies with any market capitalization, this segment will generally focus on large cap securities. The Equity Dividend investment strategy may also focus on convertible securities and non-convertible preferred stock. BlackRock may also invest up to 25% of the total assets attributable to this Portfolio segment in the securities of foreign issuers from any country. Such securities may be denominated in either US dollars or non-US dollar currencies.
Emerging Markets Opportunities. The Emerging Markets Opportunities investment strategy will provide exposure to the emerging markets countries as represented by the Morgan Stanley Capital International Emerging Markets Index. BlackRock will seek to identify opportunities across the emerging markets and then will overweight and underweighting countries and securities while managing the overall risk to this Portfolio segment.
Fundamental Fixed income. BlackRock will normally invest at least 80% of the assets attributable to the Fundamental Fixed income segment of the Portfolio in bonds and will maintain an average duration that is within ±20% of the duration of the Barclays US Aggregate Bond Index. As of December 31, 2012, the average duration of such index was 4.79 years. BlackRock may invest up to 10% of the assets attributable to this Portfolio segment in non-dollar denominated bonds of issuers located outside of the United States. Such investments in non-dollar denominated bonds may be on a currency hedged or unhedged basis. BlackRock will only buy securities that are rated investment grade at the time of purchase by at least one major rating agency or determined by the BlackRock portfolio management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating. The BlackRock portfolio management team will evaluate sectors of the bond market and individual securities within these sectors. The management team will select bonds from several sectors including: US Treasuries and agency securities, commercial and residential mortgage-backed securities, collateralized mortgage obligations (CMOs), asset-backed securities, and corporate bonds.
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International Bond. BlackRock will use a two-step process in constructing the International Bond segment of the Portfolio. The first step will involve formulating strategies around major macro factors such as country/bloc, currency, and duration exposures. The second step will focus on relative value considerations. Rotation between sectors and sub-sectors, and security selection are key decisions during this stage of the process. BlackRock will evaluate macroeconomic, volatility, and yield curve trends, and technical and fundamental factors to establish a framework for positioning this segment of the Portfolio. Consensus investment themes will also be set for duration, yield curve exposure, convexity, sector/sub-sector weighting, credit quality and liquidity.
Global Tactical Asset Allocation. The Global Tactical Asset Allocation (GTAA) strategy employs a flexible investment approach across a diversified range of global asset classes such as equities, bonds, and real assets. GTAA is used as a completion strategy to access and adjust exposures to various asset classes, in addition to the underlying strategy allocations. GTAA also serves as the overlay strategy to enhance the total return and manage the portfolio risk at the aggregate level. Some leverage may be employed opportunistically to achieve both purposes. Derivatives, ETFs, and cash securities may be used within the GTAA strategy. In the context of a mutual fund strategy, BlackRock expects that that the GTAA overlay will be deployed in a manner that is consistent with the leverage restrictions of the 1940 Act, as amended. The BlackRock Portfolio’ s expected minimum, neutral, and maximum exposures to the GTAA strategy is also set forth below.
Investment Strategy	Minimum Exposure	Neutral Exposure	Maximum Exposure
GTAA*	15%	30%	40%
*	As set forth above, the GTAA investment strategy is used to provide exposure to the equity and fixed income asset classes as well as providing exposure to REITs and Commodities.
Asset Allocation Ranges. As set forth above, the Portfolio may gain exposure to the relevant asset classes directly through investments in securities or ETFs, or through the use of derivatives and other financial instruments. The Portfolio's minimum, neutral, and maximum exposures to the relevant asset classes are set forth below.
Asset Class	Minimum Exposure	Neutral Exposure	Maximum Exposure
Equities
US Mid-Cap & Large-Cap Equity	5%	20%	35%
Non-US Equity	5%	20%	30%
US Small-Cap Equity	0%	0%	10%
Total Equities	30%*	40%	50%**

Fixed income
Investment Grade Bonds	20%	30%	40%
“Junk” Bonds	5%	15%	25%
Total Fixed income	25%	45%	55%***

REITs	0%	10%	20%
Commodities	0%	5%	15%
Total REITs + Commodities	0%	15%	30%****
*	Notwithstanding the individual minimum exposures for the US Mid-Cap & Large-Cap Equity (i.e., 5%), Non-US Equity (i.e., 5%), and US Small-Cap Equity (i.e., 0%) asset classes, the minimum combined exposure to equity investments is 30% of the Portfolio’s net assets.
**	Notwithstanding the individual maximum exposures for the US Mid-Cap & Large-Cap Equity (i.e., 35%), Non-US Equity (i.e., 30%), and US Small-Cap Equity (i.e., 10%) asset classes, the maximum combined exposure to equity investments is 50% of the Portfolio’s net assets.
***	Notwithstanding the individual maximum exposures for the Investment Grade Bond (i.e., 40%) and Junk Bond (i.e., 25%) asset classes, the maximum combined exposure to fixed income investments is 55% of the Portfolio’s net assets.
****	Notwithstanding the individual maximum exposures for the REIT (i.e., 20%) and Commodities (i.e., 15%) asset classes, the maximum combined exposure to the alternative investments is 30% of the Portfolio’s net assets.
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AST Dynamic Asset Allocation Portfolios: (the Dynamic Asset Allocation Portfolios)
■	AST Balanced Asset Allocation Portfolio
■	AST Capital Growth Asset Allocation Portfolio
■	AST Defensive Asset Allocation Portfolio
■	AST Preservation Asset Allocation Portfolio
Investment Objective: the highest potential total return consistent with the Portfolio's specified level of risk tolerance.
The investment objective and the definition of risk tolerance level are not fundamental policies for any of the Dynamic Asset Allocation Portfolios and, therefore, can be changed by the Board of the Fund at any time. The current relative risk tolerance level for each of the Dynamic Asset Allocation Portfolios may be summarized as set forth below:
Principal Investment Policies:
Each of the Dynamic Asset Allocation Portfolios is a “fund of funds.” That means that each Dynamic Asset Allocation Portfolio invests primarily in one or more mutual funds in accordance with its own asset allocation strategy. Other mutual funds in which one of the Dynamic Asset Allocation Portfolios may invest are collectively referred to as the “Underlying Portfolios.” Consistent with the investment objectives and policies of the Dynamic Asset Allocation Portfolios, other mutual funds may from time to time be added to, or removed from, the list of Underlying Portfolios that may be used in connection with the Dynamic Asset Allocation Portfolios. Currently, the only Underlying Portfolios in which the Dynamic Asset Allocation Portfolios invest are other Portfolios of the Fund and certain money market funds advised by an Investment Managers or one of their affiliates.
Investment Process. The asset allocation strategy for each Dynamic Asset Allocation Portfolio is determined by PI and QMA. As a general matter, QMA begins by constructing a neutral allocation for each Dynamic Asset Allocation Portfolio. Each neutral allocation initially divides the assets for the corresponding Dynamic Asset Allocation Portfolio across three broad-based securities benchmark indexes. These three benchmark indexes are the Russell 3000 Index, the MSCI EAFE Index, and the Barclays US Aggregate Bond Index. The Russell 3000 Index measures the performance of the approximately 3000 largest US companies based on total market capitalization, which represents approximately 98% of the US equity market. The MSCI EAFE Index consists of almost 1,000 stocks in 21 countries outside North and South America, and represents approximately 85% of the total market capitalization in those countries. The Barclays US Aggregate Bond Index covers the US dollar-denominated, investment-grade, fixed-rate, taxable bond market of securities that have at least 1-year until final maturity and that are registered with the SEC. This index generally includes US government securities, mortgage-backed securities, asset-backed securities, and corporate securities but generally excludes municipal bonds, bonds with equity-type features (e.g., warrants, convertibility, etc.), private placements, floating-rate issues, and inflation-linked bonds. Generally, the neutral allocation for the more aggressive Dynamic Asset Allocation Portfolios will emphasize investments in the equity asset class while the neutral allocation for the more conservative Dynamic Asset Allocation Portfolios will emphasize investments in the debt/money market asset class. The selection of specific combinations of Underlying Portfolios for each Portfolio generally will be determined by PI. PI will employ various quantitative and qualitative research methods to establish weighted combinations of Underlying Portfolios that are consistent with the neutral allocation for each Portfolio. QMA will then perform its own forward-looking assessment of macroeconomic, market, financial,
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security valuation, and other factors. As a result of this assessment, QMA will further adjust the neutral allocation and the preliminary Underlying Portfolio weights for each Portfolio based upon its views on certain factors, including, but not limited to, the following:
■	asset class (i.e., increase or decrease allocation to Underlying Portfolios focusing primarily on equity or debt securities);
■	geographic focus (i.e., increase or decrease allocation to Underlying Portfolios focusing primarily on domestic or international issuers);
■	investment style (i.e., increase or decrease allocation to Underlying Portfolios focusing primarily on securities with value, growth, or core characteristics);
■	market capitalization (i.e., increase or decrease allocation to Underlying Portfolios focusing primarily on small-cap, mid-cap, or large-cap issuers); and;
■	“off-benchmark” factors (e.g., add exposure to asset sub-classes or investment categories generally not captured in the neutral allocation such as real estate, natural resources, global bonds, limited maturity bonds, high-yield bonds (also referred to as junk bonds), or cash.
Generally, PI and QMA currently expect that the assets of the Dynamic Asset Allocation Portfolios will be invested as set forth in the table below.
	Approximate Net Assets Allocated to Underlying Portfolios Investing Primarily in Equity Securities	Approximate Net Assets Allocated to Underlying Portfolios Investing Primarily in Debt Securities and Money Market Instruments
AST Balanced Asset Allocation Portfolio	60% (Generally range from 52.5%-67.5%)	40% (Generally range from 32.5%-47.5%)
AST Capital Growth Asset Allocation Portfolio	75% (Generally range from 67.5%-80%)	25% (Generally range from 20.0%-32.5%)
AST Defensive Asset Allocation Portfolio	15% (Generally range from 7.5%-22.5%)	85% (Generally range from 77.5%-92.5%)
AST Preservation Asset Allocation Portfolio	35% (Generally range from 27.5%-42.5%)	65% (Generally range from 57.5%-72.5%)
PI and QMA currently expect that any changes to the asset allocation and Underlying Portfolio weights will be effected within the above-referenced ranges. Consistent with each Dynamic Asset Allocation Portfolio's principal investment policies, PI and QMA may, however, change the asset allocation and Underlying Portfolio weights both within and beyond such above-referenced ranges at any time in their sole discretion. In addition, PI and QMA may, at any time in their sole discretion, rebalance a Dynamic Asset Allocation Portfolio's investments to cause its composition to match the asset allocation and Underlying Portfolio weights. Although PI and ASTIS serve as the investment managers of the Underlying Portfolios, the day-to-day investment management of the Underlying Portfolios is the responsibility of the relevant Subadvisers.
Other Investments.
The Dynamic Asset Allocation Portfolios are not limited to investing exclusively in shares of the Underlying Portfolios. Each of these portfolios is now permitted under current law to invest in “securities” as defined under the 1940 Act. Under the 1940 Act and SEC exemptive relief, these Portfolios (among others) may invest in “securities” (e.g. common stocks, bonds, etc.) and futures contracts, options on futures contracts, swap agreements, and other financial and derivative instruments that are not “securities” within the meaning of the 1940 Act (collectively, Other Investments). Up to approximately 5% of each Portfolio's net assets may be allocated to: (i) index futures, other futures contracts, and options thereon to provide liquid exposure to the applicable equity and fixed income benchmark indices and (ii) cash, money market equivalents, short-term debt instruments, money market funds, and short-term debt funds to satisfy all applicable margin requirements for the futures contracts and to provide additional portfolio liquidity to satisfy large-scale redemptions and any variation margin calls with respect to the futures contracts. This Portfolio may also invest in ETFs for additional exposure to relevant markets.
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AST Wellington Management Hedged Equity Portfolio
Investment Objective: To outperform a mix of 50% Russell 3000 Index, 20% MSCI EAFE Index, and 30% Treasury Bill Index over a full market cycle by preserving capital in adverse markets utilizing an options strategy while maintaining equity exposure in up markets through investments in Wellington's underlying equity investment strategies.
Principal Investment Policies:
General. Under normal circumstances, the Portfolio seeks to achieve its investment objective by investing in a broadly diversified portfolio of common stocks while also pursuing an equity index option overlay. The equity index option overlay involves the purchase of put options on the S&P 500 Index and the sale of call and put options on the S&P 500 Index. By combining these two strategies in a single fund, the Portfolio seeks to provide investors with an investment that generates attractive total returns over a full market cycle with significant downside equity market protection.
The Portfolio utilizes a select spectrum of Wellington Management's equity investment strategies. Under normal circumstances, the Portfolio invests at least 80% of its net assets in the common stocks of small, medium and large companies. The Portfolio's policy of investing at least 80% of its net assets in common stocks is a non-fundamental policy of the Portfolio and may be changed by the Board without shareholder approval. The Portfolio may also invest up to 30% of its assets in the equity securities of foreign issuers and non-dollar denominated securities, including companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets. The Portfolio may trade securities actively.
Description of Equity Index Option Overlay and Index Options. The equity index option overlay strategy is designed to help mitigate capital losses in adverse market environments and employs a put/spread collar to meet this goal. To reduce the Portfolio's risk of loss due to a sharp decline in the value of the general equity market, the Portfolio may purchase index put options on the S&P 500 with respect to a substantial portion of the value of its common stock holdings. In order to help lessen the cost of the long put protection, the equity index option strategy also involves the sale of call options on the S&P 500 Index and the sale of a deeper “ out-of-the-money” put option on the S&P 500 Index with respect to a significant portion of the Wellington Management Portfolio's common stock holdings. The Portfolio may use options based upon other indices if Wellington Management deems this appropriate in particular market circumstances or based on the Portfolio's common stock holdings.
Options on an index differ from options on securities because: (i) the exercise of an index option requires cash payments and does not involve the actual purchase or sale of securities, (ii) the holder of an index option has the right to receive cash upon exercise of the option if the level of the index upon which the option is based (in the case of the Portfolio, the S&P 500 Index) is greater, in the case of a call, or less, in the case of a put, than the exercise price of the option, and (iii) index options reflect price fluctuations in a group of securities or segments of the securities market rather than price fluctuations in a single security.
As the seller of an index call option, the Portfolio receives cash (the premium) from the purchaser. The purchaser of the index call option has the right to any appreciation in the value of the index over a fixed price (the exercise price) on a certain date in the future (the expiration date). The premium, the exercise price and the market value of the index determine the gain or loss realized by the Portfolio as the seller of the index call option.
As the purchaser of an index put option, the Portfolio, in exchange for paying a premium to the seller, has the right to receive a cash payment from the seller of the option in the event the value of the index is below the exercise price of the index put option upon its expiration. The Portfolio would ordinarily realize a gain if (i) at the end of the index option period, the value of an index decreased below the exercise price of the index put option sufficiently to more than cover the premium and transaction costs or (ii) the Portfolio sells the index put option prior to its expiration at a price that is higher than its cost. The Portfolio purchases index put options to protect the Portfolio from a significant market decline over a short period of time. However, because the Portfolio generally purchases index put options that are significantly “out-of-the-money”, the Portfolio will not be fully covered against all market declines. An index put option is “out-of-the-money” when its exercise price is less than the cash value of the underlying index. In
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addition, the Portfolio may not own index put options on the full value of its common stock holdings. As a result, the Portfolio may be subject to a greater risk of loss with respect to its common stock holdings in the event of a significant market decline over a short period of time. When evaluating the performance of the put option spread, it is important to understand how the value of an option changes on a daily basis prior to expiration. The market value of an option is a function of market volatility, time to maturity, and how close or far the option is from being in-the-money. While our long put option position can be in-the-money and have significant value when the market declines, the put option we short can also increase in value (detract from performance) due to a sudden drop in the market, increased volatility, and the long time to maturity. In this environment, the time value of the short put position can temporarily offset a portion of the protection provided by the value of the long put.
Through use of its integrated strategy of selling index call and put options and purchasing index put options (supported by an underlying equity portfolio), Wellington Management seeks to provide higher risk adjusted returns over a market cycle than simply owning the underlying equity market index. No assurance can be given that this strategy will be successful or that it will achieve its intended results. In down markets, Wellington Management expects the put protection would help to mitigate downside risk. In steady markets, Wellington Management will seek to overcome any associated performance drag from the options premium through underlying manager performance. In up markets, although Wellington Management will also seek to overcome any associated performance drag from the options premium through underlying manager performance, there may be situations where the call options create a drag on performance versus the underlying equity market index (strong rising markets).
Overview of Equity Investment Strategies. As set forth above, the Portfolio combines a select spectrum of Wellington Management's equity investment strategies. These strategies have a distinct focus on downside risk management. Individual portfolio managers for the various equity strategies may employ a variety of processes with a goal of limiting downside risk, including, but not limited to, use of scenario or probability analysis, a focus on high quality companies, sell discipline, or opportunistic use of cash. The portfolio management team at the overall Portfolio level is tasked with identifying and combining these individual equity strategies into a diversified fund. Underlying equity strategies are combined based on a variety of factors, leveraging the experience of the portfolio management team at the overall Portfolio level in risk management and portfolio construction. These portfolio construction techniques incorporate a qualitative understanding of each underlying portfolio manager and their process along with quantitative techniques such as alpha correlation, style analysis, risk profile analysis and scenario/market environment analysis. Wellington Management structures the overall Portfolio in an attempt to minimize all systematic biases other than capital protection orientation and seeks to obtain the overall Portfolio's investment objective by combining these different equity strategies into a single Portfolio. Each investment approach is focused on total return or growth of capital and is managed according to a distinct investment process to identify securities for purchase or sale. Wellington Management expects that the strategies in the aggregate will represent an opportunistic, flexible and diversified fund profile representing a wide range of investment philosophies, companies, industries and market capitalizations. While the individual portfolio managers for the various equity investment strategies are given full discretion to manage their portion of the Wellington Management Portfolio, the overall portfolio management team is responsible for the addition or removal of investment strategies as well as allocating Portfolio assets among the component investment strategies.
Temporary Defensive Investments. In response to adverse market, economic, or political conditions, the Portfolio may take a temporary defensive position and invest up to 100% of its assets in money market instruments, including short-term obligations of, or securities guaranteed by, the US Government, its agencies or instrumentalities or in high-quality obligations of banks and corporations, repurchase agreements, or hold up to 100% of its assets in cash, cash equivalents or shares of affiliated money market or short-term bond funds. Investing heavily in these securities limits Wellington Management's ability to achieve the Portfolio's investment objectives, but can help to preserve the Portfolio's assets. The use of temporary defensive investments is inconsistent with the Portfolio's investment objective.
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PRINCIPAL RISKS
Principal Risks of Investing in the Portfolio. The risks identified below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objectives, the Portfolio cannot guarantee success.
Asset-Backed and/or Mortgage-Backed Securities Risk. Asset-backed and mortgage-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables or, in the case of mortgage-backed securities, mortgage loans on residential and/or commercial real estate. Asset-backed and mortgage-backed securities are subject to interest rate risk, credit risk and liquidity risk, which are further described under Fixed income Securities Risk.
Asset-backed and mortgage-backed securities may also be subject to prepayment and extension risks. In a period of declining interest rates, borrowers may repay principal on mortgages or other loan obligations underlying a security more quickly than anticipated, which may require a Portfolio to reinvest the repayment proceeds in securities that pay lower interest rates (prepayment risk). In a period of rising interest rates, prepayments may occur at a slower rate than expected, which may prevent a Portfolio from reinvesting repayment proceeds in securities that pay higher interest rates (extension risk). The more a Portfolio invests in longer-term securities, the more likely it will be affected by changes in interest rates, which may result in lower than anticipated yield-to-maturity and expected returns as well as reduced market value of such securities.
The risks associated with investments in asset-backed and mortgage-backed securities, particularly credit risk, are heightened in connection with investments in loans to “subprime” borrowers or borrowers with blemished credit histories. Some mortgage-backed securities receive government or private support, but there is no assurance that such support will remain in place.
Mortgage-backed securities are a specific type of asset-backed security—one backed by mortgage loans on residential and/or commercial real estate. Therefore, they also have risks related to real estate, including significant sensitivity to changes in real estate prices and interest rates and, in the case of commercial mortgages, office and factory occupancy rates. Moreover, securities backed by mortgages issued by private, non-government issuers may experience higher rates of default on the underlying mortgages than government issued mortgages because private issuer mortgage loans often do not meet the underwriting standards of government-issued mortgages. Private issuer mortgage-backed securities may include loans on commercial or residential properties.
A Portfolio may invest in securities issued or guaranteed by the US government or its agencies and instrumentalities, such as the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), or the Federal Home Loan Mortgage Corporation (Freddie Mac). Unlike Ginnie Mae securities, securities issued or guaranteed by US government-related organizations such as Fannie Mae or Freddie Mac are not backed by the full faith and credit of the US government, and no assurance can be given that the US government would provide financial support to such securities.
Asset Transfer Program Risk. The Portfolios may be used in connection with certain benefit programs under the Contracts. In order for the Participating Insurance Companies to manage the guarantees offered in connection with these benefit programs, the Participating Insurance Companies generally require Contract owners to participate in certain specialized asset transfer programs under which the Participating Insurance Companies will monitor each Contract owner’s account value and, if necessary, will systematically transfer amounts among investment options. The transfers are based on pre-determined, non-discretionary mathematical formulas which generally focus on the amounts guaranteed at specific future dates or the present value of the estimated lifetime payments to be made.
As an example of how the asset transfer formulas operate under certain market environments, a downturn in the equity markets (i.e., a reduction in a Contract owner’s account value within the selected investment options) and certain market return scenarios involving “flat” returns over a period of time may cause the Participating Insurance
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Companies to transfer some or all of such Contract owner’s account value to a fixed-income investment option. In general terms, such transfers are designed to ensure that an appropriate percentage of the projected guaranteed amounts are supported by fixed-income investments. For more information on the benefit programs and asset transfer formulas, please see your Contract prospectus.
These formulas may result in large-scale asset flows into and out of the Portfolios, which, in certain instances, could adversely affect the Portfolios, including their risk profiles, expenses and performance. For example, the asset flows may adversely affect performance by requiring a Portfolio to purchase or sell securities at inopportune times, by otherwise limiting a subadviser’s ability to fully implement a Portfolio’s investment strategies, or by requiring a Portfolio to hold a larger portion of its assets in highly liquid securities that it otherwise would hold. The asset flows may also result in relatively low asset levels and relatively high operating expense ratios for a Portfolio. The efficient operation of the asset flows depends on active and liquid markets. If market liquidity is strained, the assets flows may not operate as intended. For example, it is possible that illiquid markets or other market stress could cause delays in the transfer of cash from one Portfolio to another Portfolio, which in turn could adversely affect performance.
Correlation Risk. The effectiveness of a Portfolio’s equity index option overlay strategy may be reduced if the Portfolio’s equity portfolio holdings do not sufficiently correlate to that of the index underlying its option positions.
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of one or more underlying investments, such as an asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies, and currency exchange rates. Derivatives in which the Portfolios may invest include exchange-traded instruments as well as privately negotiated instruments, also called over-the-counter instruments. Examples of derivatives include options, futures, forward agreements, interest rate swap agreements, credit default swap agreements, and credit-linked securities. A Portfolio may, but is not required to, use derivatives to earn income or enhance returns, manage or adjust its risk profile, replace more traditional direct investments, or obtain exposure to certain markets. The use of derivatives to seek to earn income or enhance returns may be considered speculative.
The use of derivatives involves a variety of risks and costs that are different from, or possibly greater than, investing directly in traditional equity and debt securities, including:
■	Counterparty credit risk. There is a risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to a Portfolio. This risk is especially important in the context of privately negotiated instruments. For example, a Portfolio would be exposed to counterparty credit risk to the extent it enters into a credit default swap, that is, it purchases protection against a default by a debt issuer, and the swap counterparty does not maintain adequate reserves to cover such a default.
■	Leverage risk. Certain derivatives and related trading strategies create debt obligations similar to borrowings, and therefore create, leverage. Leverage can result in losses to a Portfolio that exceed the amount the Portfolio originally invested. To mitigate leverage risk, a Portfolio will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause a Portfolio to liquidate Portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation or coverage requirements.
■	Liquidity and valuation risk. Certain exchange-traded derivatives may be difficult or impossible to buy or sell at the time that the seller would like, or at the price that the seller believes the derivative is currently worth. Privately negotiated instruments may be difficult to terminate, and from time to time, a Portfolio may find it difficult to enter into a transaction that would offset the losses incurred by another derivative that it holds. Derivatives, and especially privately negotiated instruments, also involve the risk of incorrect valuation (that is, the value assigned to the derivative may not always reflect its risks or potential rewards).
■	Hedging risk. Hedging is a strategy in which a Portfolio uses a derivative to offset the risks associated with its other portfolio holdings. While hedging can reduce losses, it can also reduce or eliminate gains or magnify losses if the market moves in a manner different from that anticipated by the Portfolio. Hedging also involves the risk that changes in the value of the derivative will not match the value of the holdings being hedged, to the extent expected by the Portfolio, in which case any losses on the holdings being hedged may not be reduced and in fact may be increased. No assurance can be given that any hedging strategy will reduce risk or that hedging transactions will be either available or cost effective. A Portfolio is not required to use hedging and may choose not to do so.
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■	Commodity risk. A commodity-linked derivative instrument is a financial instrument, the value of which is determined by the value of one or more commodities, such as precious metals and agricultural products, or an index of various commodities. The prices of these instruments historically have been affected by, among other things, overall market movements or fluctuations, such as demand, supply disruptions and speculation, and changes in interest and exchange rates. Commodity-linked derivative instruments may be more volatile than investments in traditional equity and debt securities.
Equity Securities Risk. There is a risk that the value of a particular stock or equity-related security held by a Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’s financial condition. In addition to an individual stock losing value, the value of the equity markets or a sector of those markets in which the Portfolio invests could go down. A Portfolio’ s holdings can vary from broad market indexes, and the performance of a Portfolio can deviate from the performance of such indexes. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments. Such events may result in losses to a Portfolio.
Exchange-Traded Funds (ETF) Risk. The Portfolios may invest in ETFs as an efficient means of carrying out its investment strategies. As with mutual funds (i.e., funds that are not exchange-traded), ETFs charge asset-based fees that a Portfolio will indirectly bear as a result of its investment in an ETF. ETFs are traded on stock exchanges or on the over-the-counter market. ETFs do not charge initial sales charges or redemption fees and investors pay only customary brokerage fees to buy and sell ETF shares.
An investment in an ETF generally presents the same primary risks as an investment in a mutual fund that has the same investment objectives, strategies and policies. In addition, ETFs may be subject to the following risks: (i) the market price of an ETF’s shares may trade above or below their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such an action appropriate, the shares are delisted from the exchange or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally. The price of an ETF can fluctuate, and a Portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down.
Expense Risk. Your actual cost of investing in a Portfolio may be higher than the expenses shown in “Annual Portfolio Operating Expenses” for a variety of reasons. For example, portfolio operating expense ratios may be higher than those shown if a Portfolio’s average net assets decrease, fee waivers or expense limitations change, or the Portfolio incurs more expenses than expected.
Fixed income Securities Risk. Investment in fixed income securities involves a variety of risks, including credit risk, liquidity risk and interest rate risk.
■	Credit risk. Credit risk is the risk that an issuer or guarantor of a security will be unable to pay principal and interest when due, or that the value of the security will suffer because investors believe the issuer is less able to make required principal and interest payments. Credit ratings are intended to provide a measure of credit risk. However, credit ratings are only the opinions of the credit rating agency issuing the ratings and are not guarantees as to quality. The lower the rating of a debt security held by a Portfolio, the greater the degree of credit risk that is perceived to exist by the credit rating agency with respect to that security. Increasing the amount of Portfolio assets allocated lower-rated securities generally will increase the credit risk to which a Portfolio is subject. Information on the ratings issued to debt securities by certain credit rating agencies is included in Appendix I to this Prospectus. Not all securities are rated. In the event that the relevant credit rating agencies assign different ratings to the same security, a Portfolio’s subadviser may determine which rating it believes best reflects the security’s quality and risk at that time. Some but not all US government securities are insured or guaranteed by the US government, while others are only insured or guaranteed by the issuing agency, which must rely on its own resources to repay the debt. Although credit risk may be lower for US government securities than for other investment-grade securities, the return may be lower.
■	Liquidity risk. Liquidity risk is the risk that a Portfolio may not be able to sell some or all of the securities it holds, either at the price it values the security or at any price. Liquidity risk also includes the risk that there may be delays in selling a security, if it can be sold at all.
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■	Interest rate risk. Interest rate risk is the risk that the rates of interest income generated by the fixed income investments of a Portfolio may decline due to a decrease in market interest rates and that the market prices of the fixed income investments of a Portfolio may decline due to an increase in market interest rates. Generally, the longer the maturity of a fixed income security, the greater is the decline in its value when rates increase. As a result, portfolios with longer durations and longer weighted average maturities generally have more volatile share prices than portfolios with shorter durations and shorter weighted average maturities. The prices of fixed income securities generally move in the opposite direction to that of market interest rates. Certain securities acquired by a Portfolio may pay interest at a variable rate or the principal amount of the security periodically adjusts according to the rate of inflation or other measure. In either case, the interest rate at issuance is generally lower than the fixed interest rate of bonds of similar seniority from the same issuer; however, variable interest rate securities generally are subject to a lower risk that their value will decrease during periods of increasing interest rates and increasing inflation.
Foreign Investment Risk. Investment in foreign securities generally involve more risk than investing in securities of US issuers. Foreign securities include investments in securities of foreign issuers denominated in foreign currencies, as well as securities of foreign issuers denominated in US dollars and American Depositary Receipts.
Foreign investment risk includes the following risks:
■	Currency risk. Changes in currency exchange rates may affect the value of foreign securities held by a Portfolio. Currency exchange rates can be volatile and affected by, among other factors, the general economic conditions of a country, the actions of the US and non-US governments or central banks, the imposition of currency controls, and speculation. A security may be denominated in a currency that is different from the currency of the country where the issuer is domiciled. Changes in currency exchange rates may affect the value of foreign securities held by a Portfolio. If a foreign currency grows weaker relative to the US dollar, the value of securities denominated in that foreign currency generally decreases in terms of US dollars. If a Portfolio does not correctly anticipate changes in exchange rates, its share price could decline as a result. A Portfolio may from time to time attempt to hedge a portion of its currency risk using a variety of techniques, including currency futures, forwards, and options. However, these instruments may not always work as intended, and in certain cases a Portfolio may be exposed to losses that are greater than the amount originally invested. For most emerging market currencies, suitable hedging instruments may not be available.
■	Emerging market risk. Countries in emerging markets (e.g., South America, Eastern and Central Europe, Africa and the Pacific Basin countries) may have relatively unstable governments, economies based on only a few industries and securities markets that trade a limited number of securities. Securities of issuers located in these countries tend to have volatile prices and offer the potential for substantial loss as well as gain. In addition, these securities may be less liquid than investments in more established markets as a result of inadequate trading volume or restrictions on trading imposed by the governments of such countries. Emerging markets may also have increased risks associated with clearance and settlement. Delays in settlement could result in periods of uninvested assets, missed investment opportunities or losses for a Portfolio.
■	Foreign market risk. Foreign markets tend to be more volatile than US markets and are generally not subject to regulatory requirements comparable to those in the US In addition, foreign markets are subject to differing custody and settlement practices. Foreign markets are subject to bankruptcy laws different than those in the US, which may result in lower recoveries for investors.
■	Information risk. Financial reporting standards for companies based in foreign markets usually differ from those in the US
■	Liquidity and valuation risk. Stocks that trade less frequently can be more difficult or more costly to buy, or to sell, than more liquid or active stocks. This liquidity risk is a function of the trading volume of a particular stock, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than US markets. This can make buying and selling certain securities more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell a security in an orderly fashion at a price that approaches an estimate of its value.
■	Political risk. Political developments may adversely affect the value of a Portfolio’s foreign securities. In addition, some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits. In addition, a Portfolio’s investments in foreign securities may be subject to the risk of nationalization or expropriation of a foreign corporation’s assets, imposition of currency exchange controls, or restrictions on the repatriation of non-US
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currency, confiscatory taxation, political or financial instability and adverse diplomatic developments. These risks are heightened in all respects with respect to investments in foreign securities issued by foreign corporations and governments located in developing countries or emerging markets.
■	Regulatory risk. Some foreign governments regulate their exchanges less stringently than the US, and the rights of shareholders may not be as firmly established as in the US In general, less information is publicly available about foreign corporations than about US companies.
■	Taxation risk. Many foreign markets are not as open to foreign investors as US markets. A Portfolio may be required to pay special taxes on gains and distributions that are imposed on foreign investors. Payment of these foreign taxes may reduce the investment performance of a Portfolio.
Fund of Funds Risk. A Portfolio that is structured as a “fund of funds” invests primarily in other Portfolios, which we refer to as “Underlying Portfolios.” In addition to the risks associated with the investment in the Underlying Portfolios, these Portfolios are subject to the following risks:
■	To the extent that a Portfolio concentrates its assets among Underlying Portfolios that invest principally in one or several asset classes, a Portfolio may from time to time underperform mutual funds exposed primarily to other asset classes. For example, a Portfolio may be overweighed in the equity asset class when the stock market is falling and the fixed income market is rising. Likewise, a Portfolio may be overweighted in the fixed income asset class when the fixed income market is falling and the stock market is rising.
■	The ability of a Portfolio to achieve its investment objective depends on the ability of the selected Underlying Portfolios to achieve their investment objectives. There is a risk that the selected Underlying Portfolios will underperform relevant markets, relevant indices, or other portfolios with similar investment objectives and strategies.
■	The performance of a Portfolio may be affected by large purchases and redemptions of Underlying Portfolio shares. For example, large purchases and redemptions may cause an Underlying Portfolio to hold a greater percentage of its assets in cash than other portfolios pursuing similar strategies, and large redemptions may cause an Underlying Portfolio to sell assets at inopportune times. Underlying Portfolios that have experienced significant redemptions may, as a result, have higher expense ratios than other portfolios pursuing similar strategies. The Investment Managers and a Portfolio’s subadviser(s) seek to minimize the impact of large purchases and redemptions of Underlying Portfolio shares, but their abilities to do so may be limited.
■	There is a potential conflict of interest between a Portfolio and its Investment Managers and a Portfolio’s subadviser(s). Because the amount of the investment management fees to be retained by the Investment Managers and their affiliates may differ depending upon which Underlying Portfolios are used in connection with a Portfolio, there is a potential conflict of interest for the Investment Managers and a Portfolio’ s subadviser(s) in selecting the Underlying Portfolios. In addition, the Investment Managers and a Portfolio’s subadviser(s) may have an incentive to take into account the effect on an Underlying Portfolio in which the Portfolio may invest in determining whether, and under what circumstances, to purchase or sell shares in that Underlying Portfolio. Although the Investment Managers and a Portfolio’s subadviser(s) take steps to address the potential conflicts of interest, it is possible that the potential conflicts could impact the Portfolios.
Investment Style Risk. Securities of a particular investment style, such as growth or value, tend to perform differently and shift into and out of favor depending on market and economic conditions and investor sentiment, and tend to go through cycles of performing better—or worse—than other segments of the stock market or the overall stock market. As a result, a Portfolio’s performance may at times be worse than the performance of other portfolios that employ different investment styles.
Due to their relatively high valuations, growth stocks are typically more volatile than value stocks. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, share prices may decline significantly, even if earnings do increase. Further, growth stocks may not pay dividends or may pay lower dividends than value stocks. This means they depend more on price changes for returns and may be more adversely affected in a down market compared to value stocks that pay higher dividends.
There is a risk that the value investment style may be out of favor for a period of time, that the market will not recognize a security’s intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced. Historically, value stocks have performed best during periods of economic recovery.
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High-Yield Risk. Investments in high-yield securities and unrated securities of similar credit quality (commonly known as “high yield securities” or “junk bonds”) may be subject to greater levels of interest rate, credit and liquidity risk than investments in investment grade securities. High-yield securities are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for high-yield securities and reduce a Portfolio’s ability to sell its high-yield securities. In addition, the market for lower-rated bonds may be thinner and less active than the market for higher-rated bonds, and the prices of lower-rated bonds may fluctuate more than the prices of higher-rated bonds, particularly in times of market stress.
Industry/Sector Risk. A Portfolio that invests in a single market sector or industry can accumulate larger positions in a single issuer or an industry sector. As a result, the Portfolio's performance may be tied more directly to the success or failure of a smaller group of portfolio holdings.
Leverage Risk. Leverage is the investment of borrowed cash. When using leverage, a Portfolio receives any profit or loss on the amount borrowed and invested, but remains obligated to repay the amount borrowed plus interest. The effect of using leverage is to amplify a Portfolio’s gains and losses in comparison to the amount of a Portfolio’s assets (that is, assets other than borrowed assets) at risk, thus causing the Portfolio to be more volatile. Certain transactions may give rise to a form of leverage. Examples of such transactions include borrowing, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment contracts. To mitigate leverage risk, a Portfolio may segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause a Portfolio to liquidate Portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation or coverage requirements.
License Risk. A Portfolio, the Investment Managers or a subadviser may rely on licenses from third parties that permit the use of intellectual property in connection with the Portfolio’s investment strategies. Such licenses may be terminated by the licensors under certain circumstances, and, as a result, a Portfolio may have to change its investment strategies. Accordingly, the termination of a license may have a significant effect on the operation of the affected Portfolio.
Liquidity and Valuation Risk. From time to time, a Portfolio may hold one or more securities for which there are no or few buyers and sellers or the securities are subject to limitations on transfer. In those cases, a Portfolio may have difficulty determining the values of those securities for the purpose of determining a Portfolio’s net asset value. A Portfolio also may have difficulty disposing of those securities at the values determined by the Portfolio for the purpose of determining the Portfolio’s net asset value, especially during periods of significant net redemptions of Portfolio shares. For example, private equity investments and private real estate-related investments are generally considered illiquid and generally cannot be readily sold. As a result, private real estate-related investments owned by a Portfolio may be valued at fair value pursuant to guidelines established by the Portfolio’s Board of Trustees. No assurance can be given that the fair value prices accurately reflect the price a Portfolio would receive upon the sale of the investment.
Portfolios with principal investment strategies that involve foreign securities, private placement investments, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity and valuation risk.
Liquidity and Valuation Risk Of Private Real Estate-Related Investments. Private real estate-related investments are generally considered illiquid and generally cannot be readily sold. As a result, private real estate-related investments owned by the Global Real Estate Portfolio will be valued at fair value pursuant to guidelines established by the Fund's Board of Trustees. The guidelines incorporate periodic independent appraised value of the properties, but an appraisal is only an estimate of market value. No assurance can be given that the fair value prices accurately reflect the price a Portfolio would receive upon the sale of the investment.
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Market and Management Risk. Market risk is the risk that the markets in which the Portfolios invest will experience market volatility and go down in value, including the possibility that a market will go down sharply and unpredictably. All markets go through cycles, and market risk involves being on the wrong side of a cycle. Factors affecting market risk include political events, broad economic and social changes, and the mood of the investing public. If investor sentiment turns negative, the price of all securities may decline. Management risk is the risk that the investment strategy or PI or a subadviser will not work as intended. All decisions by PI or a subadviser require judgment and are based on imperfect information. In addition, Portfolios managed using an investment model are subject to the risk that the investment model may not perform as expected.
Merger Arbitrage Securities and Distressed Companies Risk. A merger or other restructuring, or a tender or exchange offer, proposed or pending at the time a Portfolio invests in merger arbitrage securities may not be completed on the terms or within the time frame contemplated, resulting in losses to a Portfolio. Debt obligations of distressed companies typically are rated below investment grade, unrated, in default or close to default and are generally more likely to become worthless than the securities of more financially stable companies.
Mid-Sized Company Risk. The shares of mid-sized companies tend to trade less frequently than those of larger, more established companies, which can have an adverse effect on the pricing of these securities and on a Portfolio’s ability to sell the securities. Changes in the demand for these securities generally have a disproportionate effect on their market price, tending to make prices rise more in response to buying demand and fall more in response to selling pressure. Such investments also may be more volatile than investments in larger companies, as mid-sized companies generally experience higher growth and failure rates, and typically have less access to capital.
Mortgage-Backed Securities Risk. A mortgage-backed security is a specific type of asset-backed security - one backed by mortgage loans on residential and/or commercial real estate. Therefore, they have many of the risk characteristics of asset-backed securities, including prepayment and extension risks, as well as interest rate, credit and liquidity risk. Because they are backed by mortgage loans, mortgage-backed securities also have risks related to real estate, including significant sensitivity to changes in real estate prices and interest rates and, in the case of commercial mortgages, office and factory occupancy rates. Many mortgage-backed securities are issued by federal government agencies such as Government National Mortgage Association, also known as Ginnie Mae, or by government-sponsored enterprises such as Federal Home Loan Mortgage Corporation (Freddie Mac) or Federal National Mortgage Association (Fannie Mae). Currently, Freddie Mac and Fannie Mae are in government conservatorship. Private issuer mortgage-backed securities may include loans on commercial or residential properties.
Non-Diversification Risk. A Portfolio is considered “diversified” if, with respect to 75 percent of its total assets, it invests no more than 5 percent of its total assets in the securities of one issuer, and its investments in such issuer represent no more than 10 percent of that issuer’s outstanding voting securities. To the extent that a Portfolio is not diversified, there is a risk that the Portfolio may be adversely affected by the performance of relatively few securities or the securities of a single issuer. A non-diversified Portfolio is therefore more exposed to losses caused by a smaller group of portfolio holdings than a diversified portfolio.
Options Risk. The value of a Portfolio’s positions in index options will fluctuate in response to changes in the value of the underlying index. Selling index call options will tend to reduce the risk of owning stocks, but will also limit the opportunity to profit from an increase in the market value of stocks in exchange for up-front cash at the time of selling the call option. A Portfolio also risks losing all or part of the cash paid for purchasing index put options. Unusual market conditions or the lack of a ready market for any particular option at a specific time may reduce the effectiveness of a Portfolio’s option overlay strategy, and for these and other reasons a Portfolio’s option overlay strategy may not reduce a Portfolio’s volatility to the extent desired. From time to time, a Portfolio may reduce its holdings of put options, resulting in an increased exposure to a market decline.
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Option Cash Flow Risk. A Portfolio may use the net index option premiums it receives from selling both index call options and index put options to lessen the costs of purchasing index put options. The net index option premiums to be received by a Portfolio may, however, vary widely over the short and long-term and may not be sufficient to cover the Portfolio’s costs of purchasing index put options.
Quantitative Model Risk. A Portfolio may use quantitative models as part of their investment process.  Securities or other investments selected using quantitative methods may perform differently from the market as a whole or from their expected performance for many reasons, including factors used in building the quantitative analytical framework, the weights placed on each factor, and changing sources of market returns.  Any errors or imperfections in the subadviser’s quantitative analyses or models, or in the data on which they are based, could adversely affect the subadviser’s effective use of such analyses or models, which in turn could adversely affect a Portfolio’s performance.  There can be no assurance that these methodologies will enable a Portfolio to achieve its objective.
Real Estate Risk. Investments in REITs and real estate-linked derivative instruments will subject a Portfolio to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses. An investment in a real estate-linked derivative instrument that is linked to the value of a REIT is subject to additional risks, such as poor performance by the manager of the REIT, adverse changes to the tax laws, or failure by the REIT to qualify for tax-free pass-through of income under the tax laws. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property and, as a result, may be more exposed to events that adversely affect such properties or areas than REITs that invest more broadly.
Recent Events Risk. The ongoing financial and debt crises have caused increased volatility and significant declines in the value and liquidity of many securities in US and foreign financial markets. This environment could make identifying investment risks and opportunities especially difficult. These market conditions may continue or get worse. In response to these crises, the US and other governments, and their agencies and instrumentalities such as the Federal Reserve and certain foreign central banks, have taken steps to support financial markets. The reduction or withdrawal of these measures could negatively affect the overall economy and/or the value and liquidity of certain securities. In addition, the impact of legislation enacted in the United States calling for reform of many aspects of financial regulation, and the corresponding regulatory changes on the markets and the practical implications for market participants, may not be known for some time.
Short Sale Risk. A Portfolio that sells a security short in effect borrows and then sells the security with the expectation that it will later repurchase the security at a lower price and then return the amount borrowed with interest. In contrast, when a Portfolio buys a security long, it purchases the security with cash with the expectation that it later will sell the security at a higher price. A Portfolio that enters into short sales exposes the Portfolio to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Portfolio. Theoretically, the amount of these losses can be unlimited, although for fixed income securities an interest rate of 0% forms an effective limit on how high a security’s price would be expected to rise. Although a Portfolio may try to reduce risk by holding both long and short positions at the same time, it is possible that the Portfolio’s securities held long will decline in value at the same time that the value of the Portfolio’s securities sold short increases, thereby increasing the potential for loss.
Small Sized Company Risk. The shares of small sized companies tend to trade less frequently than those of larger, more established companies, which can have an adverse effect on the price of these securities and on a Portfolio’s ability to sell these securities. Changes in the demand for these securities generally have a disproportionate effect on their market price, tending to make prices rise more in response to buying demand and fall more in response to selling pressure. Such investments also may be more volatile than investments in larger companies, as smaller companies generally experience higher growth and failure rates, and typically have less diversified product lines, less experienced senior management, and less access to capital than larger companies. In the case of small sized technology companies, the risks associated with technology company stocks, which tend to be more volatile than other sectors, are magnified.
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Small and Medium Sized Company Risk. The shares of small and medium sized companies tend to trade less frequently than those of larger, more established companies, which can have an adverse effect on the price of these securities and on a Portfolio’s ability to sell these securities. Changes in the demand for these securities generally have a disproportionate effect on their market price, tending to make prices rise more in response to buying demand and fall more in response to selling pressure. Such investments also may be more volatile than investments in larger companies, as smaller and medium sized companies generally experience higher growth and failure rates, and typically have less diversified product lines, less experienced senior management, and less access to capital than larger companies. In the case of small sized technology companies, the risks associated with technology company stocks, which tend to be more volatile than other sectors, are magnified.
Value Style Risk. There is a risk that the value investment style may be out of favor for a period of time, that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced. Historically, value stocks have performed best during periods of economic recovery.
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HOW THE FUND IS MANAGED
Board of Trustees
The Board oversees the actions of the investment managers and the Subadvisers and decides on general policies. The Board also oversees the Fund's officers who conduct and supervise the daily business operations of the Fund.
Investment Managers
Prudential Investments LLC (PI) Gateway Center Three, 100 Mulberry Street, Newark, New Jersey, and AST Investment Services, Inc. (ASTIS) One Corporate Drive, Shelton, Connecticut, and serve as co-investment managers of the Fund. PI and ASTIS serve as co-investment managers for each Portfolio of the Fund, except for AST AQR Emerging Markets Equity Portfolio and AST Schroders Global Tactical Portfolio, for which PI serves as the sole investment manager. ASTIS has been in business providing advisory services since 1992. PI has been in business providing advisory services since 1996.
The Fund's Investment Management Agreements, on behalf of each Portfolio, with AST and PI, as applicable (the Management Agreements), provide that the Investment Managers will furnish each applicable Portfolio with investment advice and administrative services subject to the supervision of the Board and in conformity with the stated policies of the applicable Portfolio. The investment managers must also provide, or obtain and supervise, the executive, administrative, accounting, custody, transfer agent and shareholder servicing services that are deemed advisable by the Board.
The Investment Managers have engaged the Subadvisers to conduct the investment programs of the Portfolios, including the purchase, retention and sale of portfolio securities and other financial instruments. The Investment Managers are responsible for monitoring the activities of the Subadvisers and reporting on such activities to the Board. The Fund has obtained an exemption from the SEC that permits the Investment Managers, subject to approval by the Board, to change Subadvisers for a Portfolio by: (i) entering into new subadvisory agreements with non-affiliated subadvisers, without obtaining shareholder approval of such changes (note: the exemption does not apply to the AST Franklin Templeton Founding Funds Allocation Portfolio; shareholder approval of new subadvisory agreements for this Portfolio only is required) and (ii) entering into new subadvisory agreements with affiliated subadvisers with shareholder approval of such changes. This exemption (which is similar to exemptions granted to other investment companies that are organized in a manner similar to the Fund) is intended to facilitate the efficient supervision and management of the Subadvisers by the investment managers and the Board. PI also participates in the day-to-day management of several Portfolios, a noted both in the Summary section for the relevant Portfolios earlier in this Prospectus and the “Portfolio Managers” section later in this Prospectus.
If there is more than one subadviser for a Portfolio, the Investment Managers will determine the division of the assets for that Portfolio among the applicable Subadvisers under normal conditions. All daily cash inflows (that is, purchases and reinvested distributions) and outflows (that is, redemptions and expense items) will be divided among such Subadvisers as the Investment Managers deem appropriate. The Investment Managers may change the target allocation of assets among Subadvisers, transfer assets between Subadvisers, or change the allocation of cash inflows or cash outflows among Subadvisers for any reason and at any time without notice. As a consequence, the investment managers may allocate assets or cash flows from a portfolio segment that has appreciated more to another portfolio segment.
Reallocations of assets among the Subadvisers and PI may result in additional costs since sales of securities may result in higher portfolio turnover. Also, because the Subadvisers and PI select portfolio securities independently, it is possible that a security held by a portfolio segment may also be held by another portfolio segment of the Portfolio or that certain Subadvisers or PI may simultaneously favor the same industry. PI will monitor the overall portfolio to ensure that any such overlaps do not create an unintended industry concentration. In addition, if a Subadviser or the Investment Managers buy a security as another Subadviser or PI sells it, the net position of the Portfolio in the security may be approximately the same as it would have been with a single portfolio and no such sale and
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purchase, but the Portfolio will have incurred additional costs. The investment managers will consider these costs in determining the allocation of assets or cash flows. The investment managers will consider the timing of asset and cash flow reallocations based upon the best interests of each Portfolio and its shareholders.
A discussion regarding the basis for the Board's approval of the Fund's investment advisory agreements is available in the Fund's semi-annual report (for agreements approved during the six month period ended June 30) and in the Fund's annual report (for agreements approved during the six month period ended December 31).
Investment Management Fees
Set forth below are the total effective annualized investment management fees paid (as a percentage of average net assets) by each Portfolio of the Fund to the investment managers during 2012:
AST Balanced Asset Allocation	0.14%
AST BlackRock Global Strategies	0.99%
AST Preservation Asset Allocation	0.14%
AST Wellington Management Hedged Equity	1.00%
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Investment Subadvisers
The Portfolios of the Fund each have one more or more investment Subadvisers providing the day-to-day investment management of the Portfolio. PI also participates in the day-to-day management of several Portfolios, as noted in the “Portfolio Managers” section later in this Prospectus. The investment managers pay each investment Subadviser a subadvisory fee out of the fee that the investment managers receive from the Fund. The investment Subadvisers for each Portfolio of the Fund are described below:
BlackRock Investment Management, LLC (BlackRock), is a registered investment adviser and a commodity pool operator organized in 1999. BlackRock and its affiliates had approximately $3.792 trillion in investment company and other portfolio assets under management as of December 31, 2012. BlackRock's address is 800 Scudders Mill Road, Plainsboro, New Jersey 08536.
BlackRock Financial Management, Inc. is a registered investment adviser and a commodity pool operator organized in Delaware. BlackRock and its affiliates had approximately $3.792 trillion in investment company and other portfolio assets under management as of December 31, 2012. BlackRock's address is 55 East 52nd Street, New York, New York 10055.
Quantitative Management Associates LLC (QMA) is a wholly owned subsidiary of PIM. QMA manages equity and balanced portfolios for institutional and retail clients. As of December 31, 2012, QMA managed $86.3 billion in assets, including $41.2 billion that QMA, as a balanced manager, allocated to investment vehicles advised by affiliated and unaffiliated managers. QMA's address is Gateway Center Two, 100 Mulberry Street, Newark, New Jersey 07102.
Wellington Management Company, LLP (Wellington Management) is a Massachusetts limited liability partnership. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years. As of December 31, 2012, Wellington Management had investment management authority with respect to approximately $758 billion in assets. The address of Wellington Management is 280 Congress Street, Boston, Massachusetts 02210.
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Portfolio Managers
Information about the portfolio managers responsible for the day-to-day management of the Fund's Portfolios is set forth below.
In addition to the information set forth below, the SAI provides additional information about each Portfolio Manager's compensation, other accounts managed by each Portfolio Manager, and each Portfolio Manager's ownership of shares of the Fund's Portfolios.
AST BlackRock Global Strategies Portfolio
Phil Green, Managing Director, is co-head of the Global Multi-Asset Strategies team in BlackRock's Multi-Asset Client Solutions (BMACS) group. BMACS is responsible for developing, assembling and managing investment solutions involving multiple strategies and asset classes. He is the lead portfolio manager for BlackRock's Asset Allocation Fund, Hedged Equity Platform, Prepared Portfolios (Target Date/Target Risk) and other multi-asset retail and institutional portfolios. Mr. Green's service with the firm dates back to 1999, including his years with Merrill Lynch Investment Managers (MLIM), which merged with BlackRock in 2006. At MLIM, he was responsible for a variety of asset allocation and equity strategies. Prior to joining MLIM, Mr. Green was a Managing Director at Bankers Trust Company. During his career, Mr. Green has helped build and lead a quantitative equity team, an active asset allocation team and a currency overlay team. He is the author of many articles on investing, some of which have been published in the Financial Analysts Journal, Journal of Foreign Exchange & Money Markets, and the Journal of Investing.
Mr. Green earned a BS degree in economics from the Wharton School of the University of Pennsylvania and an MBA degree in finance from the Stern School of Business of New York University.
AST Dynamic Asset Allocation Portfolios
■	AST Balanced Asset Allocation Portfolio
■	AST Capital Growth Asset Allocation Portfolio
■	AST Defensive Asset Allocation Portfolio
■	AST Preservation Asset Allocation Portfolio
The Investment Managers typically use teams of portfolio managers and analysts to manage each Portfolio. The following portfolio managers share overall responsibility for coordinating the Portfolios' activities, including determining appropriate asset allocations and Underlying Portfolio weights, reviewing overall Portfolio compositions for compliance with stated investment objectives and strategies, and monitoring cash flows.
PI. Brian Ahrens is a portfolio manager for the AST Dynamic Asset Allocation Portfolios and Senior Vice President and Head of the Strategic Investment Research Group of Prudential Investments. He focuses on portfolio risk oversight, manager fulfillment, and the allocation of assets among managers. Mr. Ahrens oversees a staff of 17 investment professionals who focus on investment consulting, portfolio construction, and risk oversight activities. Mr. Ahrens has been with Prudential for over 15 years. Mr. Ahrens earned his MBA in Finance from the Stern School of Business at New York University. He graduated from James Madison University with a double major in Finance and German. He is series 7, series 24 and series 63 certified, CIMA certified, and holds the Chartered Financial Analyst (CFA) designation.
Andrei Marinich is a senior research analyst focused on portfolio construction in the Strategic Investment Research Group. Mr. Marinich oversees a team focused on discretionary management of multi-manager investment portfolios including risk budgeting and manager allocation within both traditional and alternative asset classes. Prior to joining Prudential in October 2000, Mr. Marinich worked for PaineWebber, Inc. (now known as UBS Financial Services Inc) and its subsidiaries. While at PaineWebber he worked as an investment manager research analyst in the managed money area and as a senior portfolio analyst while at Mitchell Hutchins Asset Management, the asset management arm of PaineWebber. A member of the New York Society of Securities Analysts and the CFA Institute, Mr. Marinich is
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a graduate of Rutgers University with a degree in Economics and holds the Certified Investment Management Analyst (CIMA) designation from the Wharton School of the University of Pennsylvania and the Investment Management Consultants Association. He also holds the CFA designation.
QMA. Marcus Perl, is a portfolio manager for the AST Dynamic Asset Allocation Portfolios and a Vice President of QMA. He focuses on the quantitative modeling of asset allocation strategies, financial market research, and the formulation of investment strategy. Prior to joining Prudential in October 2000, Mr. Perl was Vice President at FX Concepts where he was responsible for market risk modeling, performance analytics, and statistical research. He also worked as an Associate at Wilshire Associates. Mr. Perl holds an MA in Finance from the Warsaw School of Economics, an MA in Econometrics from California State University Long Beach, and an MA in Economics from the University of Southern California.
Edward L. Campbell, CFA, is a portfolio manager for the AST Dynamic Asset Allocation Portfolios and a Principal of QMA. He focuses on global macroeconomic and financial market research and the formulation of investment strategy. Prior to rejoining Prudential in August 2003, Mr. Campbell spent three years with Trilogy Advisors LLC, a $5 billion asset management firm. He also previously worked as a senior investment manager research analyst with Prudential Securities and PI. Mr. Campbell is a member of the New York Society of Securities Analysts and the CFA Institute. He received a BS in Economics and International Business from The City University of New York and holds the Chartered Financial Analyst designation.
Joel M. Kallman, CFA, is a Senior Associate and Portfolio Manager for QMA and a member of the asset allocation team. He also conducts economic and market valuation research. Joel has also held various positions within Prudential's fixed income group, in areas such as high-yield credit analysis and performance reporting. He earned a BS and MBA in Finance from Rutgers University. He is also a member of the New York Society of Security Analysts and holds the Chartered Financial Analyst (CFA) designation.
AST Wellington Management Hedged Equity Portfolio
The Portfolio is managed by Kent Stahl and Gregg Thomas.
Kent M. Stahl, CFA Senior Vice President and Director of Investments and Risk Management of Wellington Management, serves as the Portfolio Manager of the Portfolio. Mr. Stahl joined Wellington Management as an investment professional in 1998.
Gregg R. Thomas, CFA, Vice President and Director of Risk Management of Wellington Management, is involved in portfolio management and securities analysis for the Portfolio. Mr. Thomas joined Wellington Management as an investment professional in 2001.
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HOW TO BUY AND SELL SHARES OF THE PORTFOLIOS
Purchasing and Redeeming Shares of the Portfolios
The way to invest in the Portfolios is through certain variable life insurance and variable annuity contracts. Together with this prospectus, you should have received a prospectus for such a Contract. You should refer to that prospectus for further information on investing in the Portfolios.
Shares are redeemed for cash within seven days of receipt of a proper notice of redemption or sooner if required by law. There is no redemption charge. We may suspend the right to redeem shares or receive payment when the New York Stock Exchange (NYSE) is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.
Redemption in Kind
The Fund may pay the redemption price to shareholders of record (generally, the insurance company separate accounts holding Fund shares) in whole or in part by a distribution in-kind of securities from the relevant investment portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the SEC and procedures adopted by the Board. Securities will be readily marketable and will be valued in the same manner as in a regular redemption.
If shares are redeemed in kind, the recipient will incur transaction costs in converting such assets into cash. These procedures govern the redemption by the shareholder of record, generally an insurance company separate account. The procedures do not affect payments by an insurance company to a contract owner under a variable contract.
Frequent Purchases or Redemptions of Portfolio Shares
The Fund is part of the group of investment companies advised by PI that seeks to prevent patterns of frequent purchases and redemptions of shares by its investors (the PI funds). Frequent purchases and redemptions may adversely affect the investment performance and interests of long-term investors in the Portfolios. When an investor engages in frequent or short-term trading, the PI funds may have to sell portfolio securities to have the cash necessary to pay the redemption amounts. This may cause the PI funds to sell Portfolio securities at inopportune times, hurting their investment performance. When large dollar amounts are involved, frequent trading can also make it difficult for the PI funds to use long-term investment strategies because they cannot predict how much cash they will have to invest. In addition, if a PI fund is forced to liquidate investments due to short-term trading activity, it may incur increased transaction and tax costs.
Similarly, the PI funds may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of short-term trading. Moreover, frequent or short-term trading by certain investors may cause dilution in the value of PI fund shares held by other investors. PI funds that invest in foreign securities may be particularly susceptible to frequent trading, because time zone differences among international stock markets can allow an investor engaging in short-term trading to exploit fund share prices that may be based on closing prices of foreign securities established some time before the fund calculates its own share price. PI funds that invest in certain fixed income securities, such as high-yield bonds or certain asset-backed securities, may also constitute effective vehicles for an investor's frequent trading strategies.
The Boards of Directors/Trustees of the PI funds, including the Fund, have adopted policies and procedures designed to discourage or prevent frequent trading by investors. The policies and procedures for the Fund are limited, however, because the Fund does not directly sell its shares directly to the public. Instead, Portfolio shares are sold only to insurance company separate accounts that fund variable annuity contracts and variable life insurance policies (together, the contracts). Therefore, Participating Insurance Companies, not the Fund, maintain the individual contract owner account records. Each Participating Insurance Company submits to the Fund's transfer agent daily aggregate orders combining the transactions of many contract owners. Therefore, the Fund and its transfer agent do not monitor trading by individual contract owners.
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Under the Fund's policies and procedures, the Fund has notified each Participating Insurance Company that the Fund expects the insurance company to impose restrictions on transfers by contract owners. The current Participating Insurance Companies are Prudential and two insurance companies not affiliated with Prudential. The Fund may add additional Participating Insurance Companies in the future. The Fund receives reports on the trading restrictions imposed by Prudential on variable contract owners investing in the Portfolios, and the Fund monitors the aggregate cash flows received from unaffiliated insurance companies. In addition, the Fund has entered shareholder information agreements with Participating Insurance Companies as required by Rule 22c-2 under the 1940 Act. Under these agreements, the Participating Insurance Companies have agreed to: (i) provide certain information regarding contract owners who engage in transactions involving Portfolio shares and (ii) execute any instructions from the Fund to restrict or prohibit further purchases or exchanges of Portfolio shares by contract owners who have been identified by the Fund as having engaged in transactions in Portfolio shares that violate the Fund's frequent trading policies and procedures. The Fund and its transfer agent also reserve the right to reject all or a portion of a purchase order from a Participating Insurance Company. If a purchase order is rejected, the purchase amount will be returned to the insurance company.
The Fund also employs fair value pricing procedures to deter frequent trading. Those procedures are described in more detail under “Net Asset Value,” below.
Each Fund of Funds invests primarily or exclusively in other Portfolios of the Fund that are not operated as Funds of Funds. These portfolios in which the Funds of Funds invest are referred to as Underlying Fund Portfolios. The policies that have been implemented by the Participating Insurance Companies to discourage frequent trading apply to transactions in Funds of Funds shares. Transactions by the Funds of Funds in Underlying Fund Portfolio shares, however, are not subject to any limitations and are not considered frequent or short-term trading. For example, the Funds of Funds may engage in significant transactions in Underlying Fund Portfolio shares in order to: (i) change their investment focus, (ii) rebalance their investments to match the then-current asset allocation mix, (iii) respond to significant purchases or redemptions of Fund of Funds shares, or (iv) respond to changes required by the underlying contracts. These transactions by the Funds of Funds in Underlying Fund Portfolio shares may be disruptive to the management of an Underlying Fund Portfolio because such transactions may: (i) cause the Underlying Fund Portfolio to sell portfolio securities at inopportune times to have the cash necessary to pay redemption requests, hurting their investment performance, (ii) make it difficult for the Subadvisers for the Underlying Fund Portfolios to fully implement their investment strategies, and (iii) lead to increased transaction and tax costs.
The AST Bond Portfolios 2015, 2016, 2017, 2018, 2019, 2020, 2021 2022, 2023 and 2024 (the Target Maturity Portfolios), the AST Investment Grade Bond Portfolio and certain other Portfolios may be used in connection with certain living benefit programs, including, without limitation, certain “guaranteed minimum accumulation benefit” programs and certain “guaranteed minimum withdrawal benefit” programs. In order for the Participating Insurance Companies to manage the guarantees offered in connection with these benefit programs, the Participating Insurance Companies generally: (i) limit the number and types of variable sub-accounts in which contract holders may allocate their account values (referred to in this Prospectus as the Permitted Sub-Accounts) and (ii) require contract holders to participate in certain specialized asset transfer programs. Under these asset transfer programs, the Participating Insurance Companies will monitor each contract owner's account value from time to time and, if necessary, will systematically transfer amounts among the Permitted Sub-Accounts as dictated by certain non-discretionary mathematical formulas. These mathematical formulas will generally focus on the amounts guaranteed at specific future dates or the present value of the estimated lifetime payments to be made, as applicable.
As an example of how these asset transfer programs will operate under certain market environments, a downturn in the equity markets (i.e., a reduction in a contract holder's account value within the Permitted Sub-Accounts) and certain market return scenarios involving “flat” returns over a period of time may cause Participating Insurance Companies to transfer some or all of such contract owner's account value to a Target Maturity Portfolio or the AST Investment Grade Bond Portfolio. In general terms, such transfers are designed to ensure that an appropriate percentage of the projected guaranteed amounts are offset by assets in investments like the Target Maturity Portfolios or the AST Investment Grade Bond Portfolio.
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The above-referenced asset transfer programs are an important part of the guarantees offered in connection with the applicable living benefit programs. Such asset transfers may, however, result in large-scale asset flows into and out of the relevant Portfolios. Such asset transfers could adversely affect a Portfolio's investment performance by requiring the relevant investment adviser or Subadviser to purchase and sell securities at inopportune times and by otherwise limiting the ability of the relevant investment adviser or Subadviser to fully implement the Portfolio's investment strategies. In addition, these asset transfers may result in relatively small asset bases and relatively high transaction costs and operating expense ratios for a Portfolio compared to other similar funds.
Investors seeking to engage in frequent trading activities may use a variety of strategies to avoid detection and, despite the efforts of the Fund and the Participating Insurance Companies to prevent such trading, there is no guarantee that the Fund or the Participating Insurance Companies will be able to identify these investors or curtail their trading practices. Therefore, some Fund investors may be able to engage in frequent trading, and, if they do, the other Fund investors would bear any harm caused by that frequent trading. The Fund does not have any arrangements intended to permit trading in contravention of the policies described above.
For information about the trading limitations applicable to you, please see the prospectus for your contract or contact your insurance company.
Net Asset Value
Any purchase or sale of Portfolio shares is made at the net asset value, or NAV, of such shares. The price at which a purchase or redemption is made is based on the next calculation of the NAV after the order is received in good order. The NAV of each share class of each Portfolio is determined on each day the NYSE is open for trading as of the close of the exchange's regular trading session (which is generally 4:00 p.m. New York time). The NYSE is closed on most national holidays and Good Friday. The Fund does not price, and shareholders will not be able to purchase or redeem, the Fund's shares on days when the NYSE is closed but the primary markets for the Fund's foreign securities are open, even though the value of these securities may have changed. Conversely, the Fund will ordinarily price its shares, and shareholders may purchase and redeem shares, on days that the NYSE is open but foreign securities markets are closed.
The securities held by each of the Fund's portfolios are valued based upon market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Board. The Fund may use fair value pricing if it determines that a market quotation is not reliable based, among other things, on market conditions that occur after the quotation is derived or after the closing of the primary market on which the security is traded, but before the time that the NAV is determined. This use of fair value pricing commonly occurs with securities that are primarily traded outside of the US, because such securities present time-zone arbitrage opportunities when events or conditions affecting the prices of specific securities or the prices of securities traded in such markets generally occur after the close of the foreign markets but prior to the time that a Portfolio determines its NAV.
The Fund may also use fair value pricing with respect to US traded securities if, for example, trading in a particular security is halted and does not resume before a Portfolio calculates its NAV or the exchange on which a security is traded closes early. In addition, fair value pricing is used for securities where the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of PI (or Subadviser) does not represent fair value. Different valuation methods may result in differing values for the same security. The fair value of a portfolio security that a Portfolio uses to determine its NAV may differ from the security's published or quoted price. If a Portfolio needs to implement fair value pricing after the NAV publishing deadline but before shares of the Portfolio are processed, the NAV you receive or pay may differ from the published NAV price. For purposes of computing the Fund's NAV, we will value the Fund's futures contracts 15 minutes after the close of regular trading on the NYSE. Except when we fair value securities, we normally value each foreign security held by the Fund as of the close of the security's primary market.
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Fair value pricing procedures are designed to result in prices for a Portfolio's securities and its NAV that are reasonable in light of the circumstances which make or have made market quotations unavailable or unreliable, and to reduce arbitrage opportunities available to short-term traders. There is no assurance, however, that fair value pricing will more accurately reflect the market value of a security than the market price of such security on that day or that it will prevent dilution of a Portfolio's NAV by short-term traders.
The NAV for each of the Portfolios other than the Money Market Portfolio is determined by a simple calculation. It's the total value of a Portfolio (assets minus liabilities) divided by the total number of shares outstanding. The NAV for the Money Market Portfolio will ordinarily remain at $1 per share (The price of each share remains the same but you will have more shares when dividends are declared).
To determine a Portfolio's NAV, its holdings are valued as follows:
Equity Securities for which the primary market is on an exchange (whether domestic or foreign) shall be valued at the last sale price on such exchange or market on the day of valuation or, if there was no sale on such day, at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Securities included within the NASDAQ market shall be valued at the NASDAQ official closing price (NOCP) on the day of valuation, or if there was no NOCP issued, at the last sale price on such day. Securities included within the NASDAQ market for which there is no NOCP and no last sale price on the day of valuation shall be valued at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Equity securities that are not sold on an exchange or NASDAQ are generally valued by an independent pricing agent or principal market maker.
A Portfolio may own securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Portfolios do not price their shares. Therefore, the value of a Portfolio's assets may change on days when shareholders cannot purchase or redeem Portfolio shares.
Short-term debt securities with remaining maturities of 60 days or less are valued at cost with interest accrued or discount amortized to the date of maturity, unless such valuation, in the judgment of PI or a Subadviser, does not represent fair value.
Convertible debt securities that are traded in the over-the-counter market, including listed convertible debt securities for which the primary market is believed by PI or a Subadviser to be over-the-counter, are valued at the mean between the last bid and asked prices provided by a principal market maker (if available, otherwise a primary market dealer).
Other debt securities—those that are not valued on an amortized cost basis—are valued using an independent pricing service.
Options on stock and stock indexes that are traded on a national securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no such sale on such day, at the mean between the most recently quoted bid and asked prices on such exchange.
Futures contracts and options on futures contracts are valued at the last sale price at the close of the commodities exchange or board of trade on which they are traded. If there has been no sale that day, the securities will be valued at the mean between the most recently quoted bid and asked prices on that exchange or board of trade.
Forward currency exchange contracts are valued at the cost of covering or offsetting such contracts calculated on the day of valuation. Securities which are valued in accordance herewith in a currency other than US dollars shall be converted to US dollar equivalents at a rate obtained from a recognized bank, dealer or independent service on the day of valuation.
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Over-the-counter (OTC) options are valued at the mean between bid and asked prices provided by a dealer (which may be the counterparty). A subadviser will monitor the market prices of the securities underlying the OTC options with a view to determining the necessity of obtaining additional bid and ask quotations from other dealers to assess the validity of the prices received from the primary pricing dealer.
All short-term debt securities held by the Money Market Portfolio are valued at amortized cost. The amortized cost valuation method is widely used by mutual funds. It means that the security is valued initially at its purchase price and then decreases in value by equal amounts each day until the security matures. It almost always results in a value that is extremely close to the actual market value. The Board has established procedures to monitor whether any material deviation between valuation and market value occurs and if so, will promptly consider what action, if any, should be taken to prevent unfair results to Contract owners.
For each Portfolio other than the Money Market Portfolio, short-term debt securities, including bonds, notes, debentures and other debt securities, and money market instruments such as certificates of deposit, commercial paper, bankers' acceptances and obligations of domestic and foreign banks, with remaining maturities of more than 60 days, for which market quotations are readily available, are valued by an independent pricing agent or principal market maker (if available, otherwise a primary market dealer).
Valuation of Private Real Estate-Related Investments. Private real estate-related investments owned by the Global Real Estate Portfolio will be fair valued each day using a methodology set forth in Valuation Policies and Procedures adopted by the Board of the Fund that incorporate periodic independently appraised values of the properties and include an estimate each day of net operating income (which reflects operating income and operating losses) for each property. Estimates of net operating income are adjusted monthly on a going forward basis as actual net operating income is recognized monthly.
An appraisal is an estimate of market value and not a precise measure of realizable value. Generally, appraisals will consider the financial aspects of a property, market transactions and the relative yield for an asset measured against comparable real estate investments. On any day, PREI may recommend to the Board's Valuation Committee an adjustment to the value of a private real estate-related investment based on market events or issuer-specific events that have increased or decreased the realizable value of the security. For example, adjustments may be recommended by PREI for events indicating an impairment of a borrower's or lessee's ability to pay amounts due or events which affect property values of the surrounding area. Other major market events for which adjustments may be recommended by PREI include changes in interest rates, domestic or foreign government actions or pronouncements, suspended trading or closings of stock exchanges, natural disasters or terrorist attacks. There can be no assurance that the factors for which an adjustment may be recommended by PREI will immediately come to the attention of PREI.
Appraised values do not necessarily represent the price at which real estate would sell since market prices of real estate can only be determined by negotiation between a willing buyer and seller. The realizable market value of real estate depends to a great extent on economic and other conditions beyond the control of the Global Real Estate Portfolio.
Distributor & DISTRIBUTION ARRANGEMENTS
The Fund offers a single class of shares on behalf of each Portfolio. Prudential Annuities Distributors, Inc. (PAD) serves as the distributor for the shares of each Portfolio of the Fund. Each class of shares is offered and redeemed at its net asset value without any sales load. PAD is an affiliate of PI and ASTIS. PAD is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the Financial Industry Regulatory Authority (FINRA).
The Fund has adopted a Shareholder Services and Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (the 12b-1 Plan) for the shares of each Portfolio of the Fund, with the exception of AST Balanced Asset Allocation Portfolio, AST Capital Growth Asset Allocation Portfolio, AST Franklin Templeton Founding Funds Plus Portfolio, AST Preservation Asset Allocation Portfolio, and AST Quantitative Modeling Portfolio. In addition, no 12b-1 fee is charged
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for the assets of AST Academic Strategies Asset Allocation Portfolio that are invested in other portfolios of the Fund. Under the 12b-1Plan, the shares of each covered Portfolio are charged an annual fee to compensate PAD and its affiliates for providing various administrative and distribution services to each covered Portfolio. The maximum annual shareholder services and distribution (12b-1) fee for each covered Portfolio’s shares is 0.10% of the average daily net assets of each Portfolio. Because these fees are paid out of each covered Portfolio’s assets on an ongoing basis, over time, the fees will increase your cost of investing and may cost you more than other types of charges.
PAD has contractually agreed to reduce its 12b-1 fees for each of the AST Bond Portfolio 2015, AST Bond Portfolio 2016, AST Bond Portfolio 2017, AST Bond Portfolio 2018, AST Bond Portfolio 2019, AST Bond Portfolio 2020, AST Bond Portfolio 2021, AST Bond Portfolio 2022, AST Bond Portfolio 2023, AST Bond Portfolio 2024 and the AST Investment Grade Bond Portfolio (collectively, the Bond Portfolios), so that the effective distribution and service fee rate paid by each Bond Portfolio is reduced based on the average daily net assets of each Bond Portfolio. The contractual waiver does not include an expiration or termination date as it is contractually guaranteed by PAD on a permanent basis, and the Investment Managers and PAD cannot terminate or otherwise modify the waiver. The contractual waiver is calculated as follows for each Bond Portfolio:
Average Daily Net Assets of Portfolio	Distribution and Service Fee Rate Including Waiver
Up to and including $300 million	0.10% (no waiver)
Over $300 million up to and including $500 million	0.08%
Over $500 million up to and including $750 million	0.07%
Over $750 million	0.06%
PAD may receive payments from certain subadvisers of the Portfolios or their affiliates to help defray expenses for sales meetings or seminar sponsorships that may relate to the Contracts and/or the subadvisers’ respective Portfolios. These sales meetings or seminar sponsorships may provide the subadvisers with increased access to persons involved in the distribution of the Contracts. PAD also may receive marketing support from the subadvisers in connection with the distribution of the Contracts.
50

OTHER INFORMATION
Federal Income Taxes
Each Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, each Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes. Distributions may be made to the various separate accounts of the Participating Insurance Companies in the form of additional shares (not in cash).
Owners of variable annuity contracts or variable life insurance policies should consult the prospectuses of their respective contracts or policies for information on the federal income tax consequences to such holders. In addition, variable contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Fund, including the application of state and local taxes.
Monitoring for Possible Conflicts
The Fund sells its shares to fund variable life insurance contracts and variable annuity contracts and is authorized to offer its shares to qualified retirement plans. Because of differences in tax treatment and other considerations, it is possible that the interest of variable life insurance contract owners, variable annuity contract owners and participants in qualified retirement plans could conflict. The Fund will monitor the situation and in the event that a material conflict did develop, the Fund would determine what action, if any, to take in response.
Disclosure of Portfolio Holdings
A description of the Fund's policies and procedures with respect to the disclosure of each Portfolio's portfolio securities is included in the SAI and on the Fund's website at www.prudential.com/variableinsuranceportfolios.
Payments to Affiliates
PI and ASTIS and their affiliates, including a subadviser or PAD, may compensate affiliates of PI and ASTIS, including the insurance companies issuing variable annuity or variable life contracts by providing reimbursement, defraying the costs of, or paying directly for, among other things, marketing and/or administrative services and/or other services they provide in connection with the variable annuity and/or variable life contracts which offer the Portfolios as investment options. These services may include, but are not limited to: sponsoring or co-sponsoring various promotional, educational or marketing meetings and seminars attended by distributors, wholesalers, and/or broker dealer firms' registered representatives, and creating marketing material discussing the contracts, available options, and the Portfolios.
The amounts paid depend on the nature of the meetings, the number of meetings attended by PI or ASTIS, the subadviser, or PAD, the number of participants and attendees at the meetings, the costs expected to be incurred, and the level of PI's, ASTIS’, subadviser's or PAD’s participation. These payments or reimbursements may not be offered by all advisers, subadvisers, or PAD and the amounts of such payments may vary between and among each adviser, subadviser and PAD depending on their respective participation.
With respect to variable annuity contracts, the amounts paid under these arrangements to Prudential-affiliated insurers are set forth in the prospectuses for the variable annuity contracts which offer the Portfolios as investment options.
51

FINANCIAL HIGHLIGHTS
Introduction
The financial highlights which follow will help you evaluate the financial performance of each Portfolio available under your Contract. The total return in each chart represents the rate that a shareholder earned on an investment in that share class of the Portfolio, assuming reinvestment of all dividends and other distributions. The charts do not reflect any charges under any variable contract. Because Contract charges are not included, the actual return that you will receive will be lower than the total return in each chart.
The financial highlights for the periods in the five years ended December 31 were part of the financial statements audited by KPMG LLP, the Fund's independent registered public accounting firm, whose reports on these financial statements were unqualified.
52

AST BALANCED ASSET ALLOCATION PORTFOLIO
	Year Ended December 31,
	2012	2011	2010(c)	2009(c)	2008(c)
Per Share Operating Performance:
Net Asset Value, beginning of year	$10.91	$11.11	$9.98	$8.23	$12.06
Income (Loss) From Investment Operations:
Net investment income	0.11	0.12	0.08	0.17	0.21
Net realized and unrealized gain (loss) on investments	1.21	(0.25)	1.14	1.73	(3.56)
Total from investment operations	1.32	(0.13)	1.22	1.90	(3.35)
Less Distributions:	(0.50)	(0.07)	(0.09)	(0.15)	(0.48)
Net Asset Value, end of year	$11.73	$10.91	$11.11	$9.98	$8.23
Total Return(a)	12.48%	(1.22)%	12.31%	23.30%	(28.76)%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$8,712.2	$6,447.4	$6,887.8	$4,612.5	$1,344.7
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.15%	0.16%	0.16%	0.17%	0.17%
Expenses Before Waivers and/or Expense Reimbursement	0.16%	0.16%	0.16%	0.17%	0.17%
Net investment income	1.06%	1.06%	0.80%	1.91%	1.98%
Portfolio turnover rate	38%	71%	34%	34%	90%
(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b) Does not include expenses of the underlying portfolios in which the Portfolio invests.
(c) Calculated based on average shares outstanding during the year.
53

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO
	Year Ended December 31, 2012	April 29, 2011(c) through December 31, 2011
Per Share Operating Performance:
Net Asset Value, beginning of period	$9.27	$10.00
Income (Loss) From Investment Operations:
Net investment income	0.10	0.06
Net realized and unrealized gain (loss) on investments	1.00	(0.79)
Total from investment operations	1.10	(0.73)
Less Distributions:	(0.05)
Net Asset Value, end of period	$10.32	$9.27
Total Return(a)	11.90%	(7.30)%

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$1,772.9	$1,088.4
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.10%	1.08%(d)
Expenses Before Waivers and/or Expense Reimbursement	1.13%	1.15%(d)
Net investment income	1.26%	1.10%(d)
Portfolio turnover rate	550%	314%(e)
(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.
(b) Does not include expenses of the underlying fund in which the Portfolio invests.
(c) Commencement of operations.
(d) Annualized.
(e) Not annualized.
54

AST PRESERVATION ASSET ALLOCATION PORTFOLIO
	Year Ended December 31,
	2012(c)	2011(c)	2010(c)	2009(c)	2008(c)
Per Share Operating Performance:
Net Asset Value, beginning of year	$11.76	$11.75	$10.78	$9.10	$11.78
Income (Loss) From Investment Operations:
Net investment income	0.17	0.16	0.13	0.27	0.24
Net realized and unrealized gain (loss) on investments	1.00	(0.04)	1.00	1.54	(2.47)
Total from investment operations	1.17	0.12	1.13	1.81	(2.23)
Less Distributions:	(0.88)	(0.11)	(0.16)	(0.13)	(0.45)
Net Asset Value, end of year	$12.05	$11.76	$11.75	$10.78	$9.10
Total Return(a)	10.38%	0.99%	10.57%	20.04%	(19.55)%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$7,677.2	$5,854.6	$5,299.9	$3,666.5	$1,340.8
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.15%	0.16%	0.17%	0.17%	0.17%
Expenses Before Waivers and/or Expense Reimbursement	0.16%	0.16%	0.17%	0.17%	0.17%
Net investment income	1.40%	1.34%	1.13%	2.71%	2.29%
Portfolio turnover rate	26%	58%	24%	21%	58%
(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b) Does not include expenses of the underlying portfolios in which the Portfolio invests.
(c) Calculated based on average shares outstanding during the year.
55

AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO
	Year Ended December 31,
	2012	2011(c)	2010	2009(c)	2008(c)
Per Share Operating Performance:
Net Asset Value, beginning of year	$8.99	$9.34	$8.19	$6.47	$12.60
Income (Loss) From Investment Operations:
Net investment income	0.09	0.04	0.03	0.08	0.09
Net realized and unrealized gain (loss) on investments	0.90	(0.36)	1.16	1.74	(4.95)
Total from investment operations	0.99	(0.32)	1.19	1.82	(4.86)
Less Distributions:	(0.03)	(0.03)	(0.04)	(0.10)	(1.27)
Net Asset Value, end of year	$9.95	$8.99	$9.34	$8.19	$6.47
Total Return(a)	11.01%	(3.46)%	14.63%	28.43%	(42.33)%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$971.7	547.7	$482.5	443.6	$135.3
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.12%	0.87%	0.18%	0.21%	0.20%
Expenses Before Waivers and/or Expense Reimbursement	1.14%	0.87%	0.18%	0.21%	0.20%
Net investment income	1.15%	0.43%	0.34%	0.95%	0.86%
Portfolio turnover rate	54%	193%	48%	53%	77%
(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b) Does not include expenses of the underlying portfolios in which the Portfolio invests.
(c) Calculated based on average shares outstanding during the year.
56

GLOSSARY: PORTFOLIO INDEXES
Standard & Poor's 500 Index. The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 stocks of large US public companies. It gives a broad look at how stock prices in the United States have performed. These returns do not include the effect of any sales charges or operating expenses of a mutual fund or taxes and would be lower if they included these effects. Source: Standard & Poor's Corporation.
AST Wellington Management Hedged Equity Portfolio Current Blended Index. The Blended Index consists of Russell 3000 Index (50%) and MSCI EAFE Index (GD) (20%), and the Merrill Lynch 90-Day Treasury Bill Index (30%). These returns do not include the effect of any investment management expenses. The GD (gross dividends) version of the MSCI EAFE Index does not reflect the impact of withholding taxes on reinvested dividends. These returns would have been lower if they included the effect of these expenses.
AST Balanced Asset Allocation Portfolio Blended Index. The Blended Index consists of the Russell 3000 Index (48%), Barclays US Aggregate Bond Index (40%) and MSCI EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Index (GD) (12%). The GD (gross dividends) version does not reflect the impact of withholding taxes on reinvested dividends. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.
AST Preservation Asset Allocation Portfolio Blended Index. The Blended Index consists of Russell 3000 Index (28%), MSCI EAFE Index (GD) (7%), and Barclays Aggregate Bond Index (65%). The GD (gross dividends) version of the MSCI EAFE Index does not reflect the impact of withholding taxes on reinvested dividends. These returns would have been lower if they included the effect of these expenses.
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INVESTOR INFORMATION SERVICES:
Shareholder inquiries should be made by calling (800) 778-2255 or by writing to Advanced Series Trust at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102. Additional information about the Portfolios is included in the Statement of Additional Information (SAI), which is incorporated by reference into this Prospectus. Additional information about the Portfolios' investments is available in the Fund's annual and semi-annual reports to shareholders. In the annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected each Portfolio's performance during its last fiscal year. The SAI and additional copies of annual and semi-annual reports are available without charge by calling the above number. The SAI and the annual and semi-annual reports are also available without charge on the Fund's website at www.prudential.com/variableinsuranceportfolios.
Delivery of Prospectus and Other Documents to Households. To lower costs and eliminate duplicate documents sent to your address, the Fund, in accordance with applicable laws and regulations, may begin mailing only one copy of the Fund's prospectus, prospectus supplements, annual and semi-annual reports, proxy statements and information statements, or any other required documents to your address even if more than one shareholder lives there. If you have previously consented to have any of these documents delivered to multiple investors at a shared address, as required by law, and you wish to revoke this consent or would otherwise prefer to continue to receive your own copy, you should call the number above, or write to the Fund at the above address. The Fund will begin sending individual copies to you within thirty days of revocation.
The information in the Fund's filings with the Securities and Exchange Commission (including the SAI) is available from the Commission. Copies of this information may be obtained, upon payment of duplicating fees, by electronic request to publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, DC 20549-0102. The information can also be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-551-8090. Finally, information about the Fund is available on the EDGAR database on the Commission's internet site at www.sec.gov.
Investment Company File Act No. 811-05186

Advanced Series Trust
PROSPECTUS • April 29, 2013
The Trust is an investment vehicle for life insurance companies (“Participating Insurance Companies”) writing variable annuity contracts and variable life insurance policies. Shares of the Trust may also be sold directly to certain tax-deferred retirement plans. Each variable annuity contract and variable life insurance policy involves fees and expenses not described in this Prospectus. Please read the Prospectus for the variable annuity contract or variable life insurance policy for information regarding the contract or policy, including its fees and expenses. The Portfolios offered in this Prospectus are set forth below.
These securities have not been approved or disapproved by the Securities and Exchange Commission (the Commission or the SEC) nor has the Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.
Prudential, the Prudential logo, and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.
AST Cohen & Steers Realty Portfolio
AST Large-Cap Value Portfolio
AST Marsico Capital Growth Portfolio
AST PIMCO Limited Maturity Bond Portfolio
AST PIMCO Total Return Bond Portfolio
AST Preservation Asset Allocation Portfolio
AST Small-Cap Growth Portfolio
AST Small-Cap Value Portfolio
AST T. Rowe Price Large-Cap Growth Portfolio
AST T. Rowe Price Natural Resources Portfolio

1	SUMMARY: AST COHEN & STEERS REALTY PORTFOLIO
5	SUMMARY: AST LARGE-CAP VALUE PORTFOLIO
8	SUMMARY: AST MARSICO CAPITAL GROWTH PORTFOLIO
11	SUMMARY: AST PIMCO LIMITED MATURITY BOND PORTFOLIO
14	SUMMARY: AST PIMCO TOTAL RETURN BOND PORTFOLIO
18	SUMMARY: AST PRESERVATION ASSET ALLOCATION PORTFOLIO
23	SUMMARY: AST SMALL-CAP GROWTH PORTFOLIO
26	SUMMARY: AST SMALL-CAP VALUE PORTFOLIO
30	SUMMARY: AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
33	SUMMARY: AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
37	ABOUT THE FUND
38	MORE DETAILED INFORMATION ON HOW THE PORTFOLIOS INVEST
57	PRINCIPAL RISKS
65	HOW THE FUND IS MANAGED
75	HOW TO BUY AND SELL SHARES OF THE PORTFOLIOS
81	OTHER INFORMATION
82	FINANCIAL HIGHLIGHTS
93	GLOSSARY: PORTFOLIO INDEXES

SUMMARY: AST COHEN & STEERS REALTY PORTFOLIO
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to maximize total return through investment in real estate securities.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.98%*
Distribution and/or Service Fees (12b-1 Fees)	0.10%
Other Expenses	0.03%
Total Annual Portfolio Operating Expenses	1.11%
Example. The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.
The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
AST Cohen & Steers Realty	$113	$353	$612	$1,352
Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the most recent fiscal year ended December 31, the Portfolio's turnover rate was 103% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies. The Portfolio invests, under normal circumstances, at least 80% of the value of its net assets in securities of real estate related issuers. The Portfolio pursues its investment objective of maximizing total return by seeking, with approximately equal emphasis, capital growth and current income. Generally, the equity securities of real estate related issuers will consist of common stocks (including shares in real estate investment trusts), rights or warrants to purchase common stocks, securities convertible into common stocks where the conversion feature represents, in the subadviser's view, a significant element of the securities' value, and preferred stocks. Real estate related issuers include companies that derive at least 50% of revenues from the ownership, construction, financing, management or sale of real estate or that have at least 50% of assets in real estate.
Principal Risks of Investing in the Portfolio. The risks identified below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objectives, the Portfolio cannot guarantee success.

Equity Securities Risk. The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’ s financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio.
Real Estate Risk. Investments in real estate investment trusts (REITs) and real estate-linked derivative instruments are subject to risks similar to those associated with direct ownership of real estate. Poor performance by the manager of the REIT and adverse changes to or inability to qualify with favorable tax laws will adversely affect the Portfolio. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. The investment techniques, risk analysis and investment strategies used by a subadviser in making investment decisions for the Portfolio may not produce the intended or desired results.
Foreign Investment Risk. Investments in foreign securities generally involve more risk than investing in securities of US issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political developments may adversely affect the value of foreign securities; and foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds.
Liquidity and Valuation Risk. The Portfolio may hold one or more securities for which there are no or few buyers and sellers or the securities are subject to limitations on transfer. The Portfolio may be unable to sell those portfolio holdings at the desired time or price, and may have difficulty determining the value of such securities for the purpose of determining the Portfolio’s net asset value. In such cases, investments owned by the Portfolio may be valued at fair value pursuant to guidelines established by the Portfolio’s Board of Trustees. No assurance can be given that the fair value prices accurately reflect the value of security.
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of an underlying asset, reference rate, or index. The use of derivatives involves a variety of risks, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; the derivative used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities.
Non-Diversification Risk. The Portfolio may hold a larger position in a single issuer than a diversified portfolio. As a result, the Portfolio’s performance may be more adversely affected by relatively few securities or issuers.
Asset Transfer Program Risk. Pre-determined, non-discretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which, in certain instances, could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities that it otherwise would hold. The asset flows may also result in relatively low asset levels and relatively high operating expense ratios for the Portfolio. The efficient operation of the asset flows depends on active and liquid markets, and if market liquidity is strained the assets flows may not operate as intended which in turn could adversely affect performance.

Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Past Performance. The bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance. Past performance does not mean that the Portfolio will achieve similar results in the future.
The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.
The table also demonstrates how the Portfolio's average annual returns compare to the returns of one or more secondary indexes which include the stocks of companies with similar investment objectives.
Annual Total Returns

Best Quarter:		Worst Quarter:
36.62%	3rd Quarter of 2009	-35.78%	4th Quarter of 2008

Average Annual Total Returns (For the periods ended December 31, 2012)
	1 year	5 years	10 Years
Portfolio	15.35%	6.28%	12.44%
Index
Wilshire US REIT Total Return Index (reflects no deduction for fees, expenses or taxes)	17.59%	5.25%	11.57%
FTSE NAREIT Equity REIT Index (reflects no deduction for fees, expenses or taxes)	19.70%	5.74%	11.78%
MANAGEMENT OF THE PORTFOLIO
Investment Managers	Subadviser	Portfolio Managers	Title	Service Date
Prudential Investments LLC	Cohen & Steers Capital Management, Inc.	Martin Cohen	Co-Chairman, Co-CEO, and Portfolio Manager	January 1998
AST Investment Services, Inc.		Robert H. Steers	Co-Chairman, Co-CEO, and Portfolio Manager	January 1998
		Joseph M. Harvey	President, Global CIO, and Senior Portfolio Manager	July 2005
		Jon Y. Cheigh	Executive Vice President, Portfolio Manager	July 2007
		Thomas Bohjalian	Executive Vice President	May 2012

TAX INFORMATION
Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY: AST LARGE-CAP VALUE PORTFOLIO
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to seek current income and long-term growth of income, as well as capital appreciation.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.72%*
Distribution and/or Service Fees (12b-1 Fees)	0.10%
Other Expenses	0.02%
Total Annual Portfolio Operating Expenses	0.84%
Example. The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.
The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
AST Large-Cap Value	$86	$268	$466	$1,037
Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the most recent fiscal year ended December 31, the Portfolio's turnover rate was 113% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies. The Portfolio invests, under normal circumstances, at least 80% of the value of its net assets in securities of large capitalization companies. Large capitalization companies are generally those that have market capitalizations, at the time of purchase, within the market capitalization range of the Russell 1000® Value Index. The subadvisers invest primarily in stock and other equity securities.
Principal Risks of Investing in the Portfolio. The risks identified below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objectives, the Portfolio cannot guarantee success.
Equity Securities Risk. The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’ s financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio.

Value style risk. There is a risk that the value investment style may be out of favor for a period of time, that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. The investment techniques, risk analysis and investment strategies used by a subadviser in making investment decisions for the Portfolio may not produce the intended or desired results.
Foreign Investment Risk. Investments in foreign securities generally involve more risk than investing in securities of US issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political developments may adversely affect the value of foreign securities; and foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds.
Asset Transfer Program Risk. Pre-determined, non-discretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which, in certain instances, could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities that it otherwise would hold. The asset flows may also result in relatively low asset levels and relatively high operating expense ratios for the Portfolio. The efficient operation of the asset flows depends on active and liquid markets, and if market liquidity is strained the assets flows may not operate as intended which in turn could adversely affect performance.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Past Performance. The bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance. Past performance does not mean that the Portfolio will achieve similar results in the future.
The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.
The table also demonstrates how the Portfolio's average annual returns compare to the returns of one or more secondary indexes which include the stocks of companies with similar investment objectives.

Annual Total Returns

Best Quarter:		Worst Quarter:
16.24%	3rd Quarter of 2009	-22.39%	4th Quarter of 2008

Average Annual Total Returns (For the periods ended December 31, 2012)
	1 year	5 years	10 years
Portfolio	16.89%	-2.40%	4.14%
Index
Standard & Poor's 500 Index (reflects no deduction for fees, expenses or taxes)	15.99%	1.66%	7.10%
Russell 1000 Value Index (reflects no deduction for fees, expenses or taxes)	17.51%	0.59%	7.38%
MANAGEMENT OF THE PORTFOLIO
Investment Managers	Subadviser	Portfolio Managers	Title	Service Date
Prudential Investments LLC	Hotchkis and Wiley Capital Management, LLC	George Davis	Principal, Portfolio Manager and Chief Executive Officer	April 2004
AST Investment Services, Inc.		Judd Peters	Portfolio Manager	April 2004
		Scott McBride	Portfolio Manager	April 2004
		Patricia McKenna	Principal and Portfolio Manager	April 2004
		Sheldon Lieberman	Principal and Portfolio Manager	April 2004
TAX INFORMATION
Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY: AST MARSICO CAPITAL GROWTH PORTFOLIO
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to seek capital growth. Income is not an investment objective and any income realized on the Portfolio's investments, therefore, will be incidental to the Portfolio's objective.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.87%*
Distribution and/or Service Fees (12b-1 Fees)	0.10%
Other Expenses	0.02%
Total Annual Portfolio Operating Expenses	0.99%
Example. The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.
The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
AST Marsico Capital Growth	$101	$315	$547	$1,213
Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the most recent fiscal year ended December 31, the Portfolio's turnover rate was 87% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies. The Portfolio invests primarily in the common stocks of large companies that are selected for their growth potential. Large companies are defined as those companies within the market capitalization range of the Russell 1000® Growth Index. The Portfolio will normally hold a core position of between 35 and 50 common stocks. The Portfolio may hold a limited number of additional common stocks at times when the portfolio manager is accumulating new positions, phasing out and replacing existing positions, or responding to exceptional market conditions.
Principal Risks of Investing in the Portfolio. The risks identified below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objectives, the Portfolio cannot guarantee success.
Equity Securities Risk. The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’ s financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio.

Investment Style Risk. Securities of a particular investment style, such as growth or value, tend to perform differently (i.e., better or worse than other segments of, or the overall, stock market) depending on market and economic conditions.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. The investment techniques, risk analysis and investment strategies used by a subadviser in making investment decisions for the Portfolio may not produce the intended or desired results.
Foreign Investment Risk. Investments in foreign securities generally involve more risk than investing in securities of US issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political developments may adversely affect the value of foreign securities; and foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds.
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of an underlying asset, reference rate, or index. The use of derivatives involves a variety of risks, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; the derivative used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities.
Asset Transfer Program Risk. Pre-determined, non-discretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which, in certain instances, could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities that it otherwise would hold. The asset flows may also result in relatively low asset levels and relatively high operating expense ratios for the Portfolio. The efficient operation of the asset flows depends on active and liquid markets, and if market liquidity is strained the assets flows may not operate as intended which in turn could adversely affect performance.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Past Performance. The bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance. Past performance does not mean that the Portfolio will achieve similar results in the future.
The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.
The table also demonstrates how the Portfolio's average annual returns compare to the returns of one or more secondary indexes which include the stocks of companies with similar investment objectives.

Annual Total Returns

Best Quarter:		Worst Quarter:
16.06%	3rd Quarter of 2009	-25.02%	4th Quarter of 2008

Average Annual Total Returns (For the periods ended December 31, 2012)
	1 year	5 years	10 Years
Portfolio	12.27%	-0.53%	6.93%
Index
Standard & Poor's 500 Index (reflects no deduction for fees, expenses or taxes)	15.99%	1.66%	7.10%
Russell 1000 Growth Index (reflects no deduction for fees, expenses or taxes)	15.26%	3.12%	7.52%
MANAGEMENT OF THE PORTFOLIO
Investment Managers	Subadviser	Portfolio Managers	Title	Service Date
Prudential Investments LLC	Marsico Capital Management	Thomas F. Marsico	Chief Executive Officer, Chief Investment Officer, and Portfolio Manager	December 1997
AST Investment Services, Inc.		Coralie Witter, CFA	Portfolio Manager and Senior Analyst	February 2011
TAX INFORMATION
Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY: AST PIMCO LIMITED MATURITY BOND PORTFOLIO
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to seek to maximize total return, consistent with preservation of capital and prudent investment management.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.62%*
Distribution and/or Service Fees (12b-1 Fees)	0.10%
Other Expenses	0.03%
Total Annual Portfolio Operating Expenses	0.75%
Example. The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.
The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
AST PIMCO Limited Maturity Bond	$77	$240	$417	$930
Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the most recent fiscal year ended December 31, the Portfolio's turnover rate was 297% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies. The Portfolio invests, under normal circumstances, at least 80% of the value of its net assets in fixed income investments which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. Portfolio holdings will be concentrated in areas of the bond market (based on quality, sector, interest rate or maturity) that the subadviser believes to be relatively undervalued. In selecting fixed income securities, the subadviser uses economic forecasting, interest rate anticipation, credit and call risk analysis, foreign currency exchange rate forecasting, and other securities selection techniques. The proportion of the Portfolio's assets committed to investment in securities with particular characteristics (such as maturity, type and coupon rate) will vary based on the subadviser's outlook for the US and foreign economies, the financial markets, and other factors. The management of duration (a measure of a fixed income security's expected life that incorporates its yield, coupon interest payments, final maturity and call features into one measure) is one of the fundamental tools used by the subadviser.

Principal Risks of Investing in the Portfolio. The risks identified below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objectives, the Portfolio cannot guarantee success.
Fixed income Securities Risk. Investment in fixed income securities involves a variety of risks, including that: an issuer or guarantor of a security will be unable to pay obligations when due; the Portfolio may be unable to sell its securities holdings at the price it values the security or at any price; the income generated by and the market price of a fixed income security may decline due to a decrease in interest rates; and the price of a fixed income security may decline due to an increase in interest rates.
Asset-Backed and/or Mortgage-Backed Securities Risk. Asset-backed and mortgage-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables or, in the case of mortgage-backed securities, mortgage loans. Like fixed income securities, asset-backed and mortgage-backed securities are subject to interest rate risk, liquidity risk, and credit risk, which may be heightened in connection with investments in loans to “subprime” borrowers. Certain asset-backed and mortgage-backed securities are subject to the risk that those obligations will be repaid sooner than expected or later than expected, either of which may result in lower than expected returns. Mortgage-backed securities, because they are backed by mortgage loans, are also subject to risks related to real estate, and securities backed by private-issued mortgages may experience higher rates of default on the underlying mortgages than securities backed by government-issued mortgages.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. The investment techniques, risk analysis and investment strategies used by a subadviser in making investment decisions for the Portfolio may not produce the intended or desired results.
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of an underlying asset, reference rate, or index. The use of derivatives involves a variety of risks, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; the derivative used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities.
Asset Transfer Program Risk. Pre-determined, non-discretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which, in certain instances, could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities that it otherwise would hold. The asset flows may also result in relatively low asset levels and relatively high operating expense ratios for the Portfolio. The efficient operation of the asset flows depends on active and liquid markets, and if market liquidity is strained the assets flows may not operate as intended which in turn could adversely affect performance.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.

Past Performance. The bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance. Past performance does not mean that the Portfolio will achieve similar results in the future.
The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.
Annual Total Returns

Best Quarter:		Worst Quarter:
3.54%	2nd Quarter of 2009	-1.36%	4th Quarter of 2008

Average Annual Total Returns (For the periods ended December 31, 2012)
	1 year	5 years	10 years
Portfolio	4.70%	4.39%	3.95%
Index
BofA Merrill Lynch 1-3 Year Treasury Index (reflects no deduction for fees, expenses or taxes)	0.43%	2.32%	2.72%
MANAGEMENT OF THE PORTFOLIO
Investment Manager	Subadviser	Portfolio Manager	Title	Service Date
Prudential Investments LLC	Pacific Investment Management Company LLC	Saumil H. Parikh, CFA	Managing Director	January 2011
AST Investment Services, Inc.
TAX INFORMATION
Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY: AST PIMCO TOTAL RETURN BOND PORTFOLIO
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to seek to maximize total return, consistent with preservation of capital and prudent investment management.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.60%*
Distribution and/or Service Fees (12b-1 Fees)	0.10%
Other Expenses	0.02%
Total Annual Portfolio Operating Expenses	0.72%
Example. The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.
The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
AST PIMCO Total Return Bond	$74	$230	$401	$894
Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the most recent fiscal year ended December 31, the Portfolio's turnover rate was 482% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies. The Portfolio invests, under normal circumstances, at least 80% of the value of its net assets in fixed income investments which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. Portfolio holdings will be concentrated in areas of the bond market (based on quality, sector, interest rate or maturity) that the subadviser believes to be relatively undervalued. In selecting fixed income securities, the subadviser uses economic forecasting, interest rate anticipation, credit and call risk analysis, foreign currency exchange rate forecasting, and other securities selection techniques. The proportion of the Portfolio's assets committed to investment in securities with particular characteristics (such as maturity, type and coupon rate) will vary based on the subadviser's outlook for the US and foreign economies, the financial markets, and other factors. The management of duration (a measure of a fixed income security's expected life that incorporates its yield, coupon interest payments, final maturity and call features into one measure) is one of the fundamental tools used by the subadviser.

Principal Risks of Investing in the Portfolio. The risks identified below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objectives, the Portfolio cannot guarantee success.
Fixed income Securities Risk. Investment in fixed income securities involves a variety of risks, including that: an issuer or guarantor of a security will be unable to pay obligations when due; the Portfolio may be unable to sell its securities holdings at the price it values the security or at any price; the income generated by and the market price of a fixed income security may decline due to a decrease in interest rates; and the price of a fixed income security may decline due to an increase in interest rates.
Asset-Backed and/or Mortgage-Backed Securities Risk. Asset-backed and mortgage-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables or, in the case of mortgage-backed securities, mortgage loans. Like fixed income securities, asset-backed and mortgage-backed securities are subject to interest rate risk, liquidity risk, and credit risk, which may be heightened in connection with investments in loans to “subprime” borrowers. Certain asset-backed and mortgage-backed securities are subject to the risk that those obligations will be repaid sooner than expected or later than expected, either of which may result in lower than expected returns. Mortgage-backed securities, because they are backed by mortgage loans, are also subject to risks related to real estate, and securities backed by private-issued mortgages may experience higher rates of default on the underlying mortgages than securities backed by government-issued mortgages.
Mortgage-backed securities risk. Mortgage-backed securities are a specific type of asset-backed security—one backed by mortgage loans on residential and/or commercial real estate. Therefore, they have many of the risk characteristics of asset-backed securities, including prepayment and extension risks, as well as interest rate, credit and liquidity risk. Because they are backed by mortgage loans, mortgage-backed securities also have risks related to real estate, including significant sensitivity to changes in real estate prices and interest rates and, in the case of commercial mortgages, office and factory occupancy rates. The risks associated with investments in mortgage-backed securities, particularly credit risk, are heightened in connection with investments in sub-prime mortgage-backed securities. Some mortgage-related securities receive government or private support, but there is no assurance that such support will remain in place. Moreover, mortgage-related securities issued by private, non-governmental issuers may experience higher rates of default on the underlying mortgages since these mortgage loans often do not meet the underwriting standards of government-issued mortgages.
The Portfolio invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as the Government National Mortgage Association, the Federal National Mortgage Association, or the Federal Home Loan Mortgage Corporation. Unlike Government National Mortgage Association securities, securities issued or guaranteed by U.S. government-related organizations such as the Federal National Mortgage Association, or the Federal Home Loan Mortgage Corporation are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government would provide financial support.
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of an underlying asset, reference rate, or index. The use of derivatives involves a variety of risks, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; the derivative used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. The investment techniques, risk analysis and investment strategies used by a subadviser in making investment decisions for the Portfolio may not produce the intended or desired results.

Foreign Investment Risk. Investments in foreign securities generally involve more risk than investing in securities of US issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political developments may adversely affect the value of foreign securities; and foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds.
Asset Transfer Program Risk. Pre-determined, non-discretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which, in certain instances, could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities that it otherwise would hold. The asset flows may also result in relatively low asset levels and relatively high operating expense ratios for the Portfolio. The efficient operation of the asset flows depends on active and liquid markets, and if market liquidity is strained the assets flows may not operate as intended which in turn could adversely affect performance.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Past Performance. The bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance. Past performance does not mean that the Portfolio will achieve similar results in the future.
The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.
Annual Total Returns

Best Quarter:		Worst Quarter:
8.30%	2nd Quarter of 2009	-3.58%	3rd Quarter of 2008

Average Annual Total Returns (For the periods ended December 31, 2012)
	1 year	5 years	10 years
Portfolio	9.32%	6.71%	5.83%
Index
Barclays US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	4.22%	5.95%	5.18%

MANAGEMENT OF THE PORTFOLIO
Investment Managers	Subadviser	Portfolio Manager	Title	Service Date
Prudential Investments LLC	Pacific Investment Management Company LLC	William H. Gross, CFA	Managing Director, Portfolio Manager, and Chief Investment Officer	December 1993
AST Investment Services, Inc.
TAX INFORMATION
Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY: AST PRESERVATION ASSET ALLOCATION PORTFOLIO
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to obtain the highest potential total return consistent with its specified level of risk tolerance.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.15%
Distribution and/or Service Fees (12b-1 Fees)	None
Other Expenses	0.01%
Acquired Fund Fees & Expenses	0.78%
Total Annual Portfolio Operating Expenses	0.94%
Example. The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.
The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
AST Preservation Asset Allocation	$96	$300	$520	$1,155
Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the most recent fiscal year ended December 31, the Portfolio's turnover rate was 26% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies. The Portfolio is a “fund of funds.” That means that the Portfolio invests primarily in one or more mutual funds in accordance with its own asset allocation strategy. Other mutual funds in which in which the Portfolio may invest are collectively referred to as the “Underlying Portfolios.” Consistent with the investment objectives and policies of the Portfolio, other mutual funds may from time to time be added to, or removed from, the list of Underlying Portfolios that may be used in connection with the Portfolio. Currently, the only Underlying Portfolios in which the Portfolio invests are other portfolios of the Fund and certain money market funds advised by Prudential Investments LLC and AST Investment Services, Inc. (the Investment Managers) or one of their affiliates.
The asset allocation strategy is determined by the Investment Managers and Quantitative Management Associates LLC (QMA). As a general matter, QMA begins by constructing a neutral allocation for the Portfolio. Each neutral allocation initially divides the assets for the Portfolio across three broad-based securities benchmark indexes. These three benchmark indexes are the Russell 3000 Index, the MSCI EAFE Index, and the Barclays US Aggregate Bond Index. Generally, the neutral allocation will emphasize investments in the debt/money market asset class. The selection of specific combinations of Underlying Portfolios for the Portfolio generally will be determined by the

Investment Managers. The Investment Managers will employ various quantitative and qualitative research methods to establish weighted combinations of Underlying Portfolios that are consistent with the neutral allocation for the Portfolio. QMA will then perform its own forward-looking assessment of macroeconomic, market, financial, security valuation, and other factors. As a result of this assessment, QMA will further adjust the neutral allocation and the preliminary Underlying Portfolio weights for the Portfolio based upon its views on certain factors.
Principal Risks of Investing in the Portfolio. The risks identified below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objectives, the Portfolio cannot guarantee success.
Fund of Funds Risk. In addition to the risks associated with the investment in the Underlying Portfolios, the Portfolio is exposed to the investment objectives, investment risks, and investment performance of the Underlying Portfolios. The Portfolio is also subject to a potential conflict of interest between the Portfolio and its adviser and subadviser(s), which could impact the Portfolio.
Equity Securities Risk. The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’ s financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio.
Fixed income Securities Risk. Investment in fixed income securities involves a variety of risks, including that: an issuer or guarantor of a security will be unable to pay obligations when due; the Portfolio may be unable to sell its securities holdings at the price it values the security or at any price; the income generated by and the market price of a fixed income security may decline due to a decrease in interest rates; and the price of a fixed income security may decline due to an increase in interest rates.
Asset-Backed and/or Mortgage-Backed Securities Risk. Asset-backed and mortgage-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables or, in the case of mortgage-backed securities, mortgage loans. Like fixed income securities, asset-backed and mortgage-backed securities are subject to interest rate risk, liquidity risk, and credit risk, which may be heightened in connection with investments in loans to “subprime” borrowers. Certain asset-backed and mortgage-backed securities are subject to the risk that those obligations will be repaid sooner than expected or later than expected, either of which may result in lower than expected returns. Mortgage-backed securities, because they are backed by mortgage loans, are also subject to risks related to real estate, and securities backed by private-issued mortgages may experience higher rates of default on the underlying mortgages than securities backed by government-issued mortgages.
Mortgage-backed securities risk. Mortgage-backed securities are a specific type of asset-backed security—one backed by mortgage loans on residential and/or commercial real estate. Therefore, they have many of the risk characteristics of asset-backed securities, including prepayment and extension risks, as well as interest rate, credit and liquidity risk. Because they are backed by mortgage loans, mortgage-backed securities also have risks related to real estate, including significant sensitivity to changes in real estate prices and interest rates and, in the case of commercial mortgages, office and factory occupancy rates. The risks associated with investments in mortgage-backed securities, particularly credit risk, are heightened in connection with investments in sub-prime mortgage-backed securities. Some mortgage-related securities receive government or private support, but there is no assurance that such support will remain in place. Moreover, mortgage-related securities issued by private, non-governmental issuers may experience higher rates of default on the underlying mortgages since these mortgage loans often do not meet the underwriting standards of government-issued mortgages.
The Portfolio invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as the Government National Mortgage Association, the Federal National Mortgage Association, or the Federal Home Loan Mortgage Corporation. Unlike Government National Mortgage Association securities, securities issued or guaranteed by U.S. government-related organizations such as the Federal National Mortgage Association, or the Federal Home Loan Mortgage Corporation are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government would provide financial support.
High-Yield Risk. Investments in fixed income securities rated below investment grade and unrated securities of similar credit quality (i.e., high yield securities or junk bonds) may be more sensitive to interest rate, credit and liquidity risks than investments in investment grade securities, and have predominantly speculative characteristics.
Foreign Investment Risk. Investments in foreign securities generally involve more risk than investing in securities of US issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political developments may adversely affect the value of foreign securities; and foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. The investment techniques, risk analysis and investment strategies used by a subadviser in making investment decisions for the Portfolio may not produce the intended or desired results.
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of an underlying asset, reference rate, or index. The use of derivatives involves a variety of risks, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; the derivative used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities.
Asset Transfer Program Risk. Pre-determined, non-discretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which, in certain instances, could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities that it otherwise would hold. The asset flows may also result in relatively low asset levels and relatively high operating expense ratios for the Portfolio. The efficient operation of the asset flows depends on active and liquid markets, and if market liquidity is strained the assets flows may not operate as intended which in turn could adversely affect performance.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Past Performance. The bar chart and table provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1 year, 5 years and since inception of the Portfolio compare with those of a broad measure of market performance. Past performance does not mean that the Portfolio will achieve similar results in the future.
The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.

The table also demonstrates how the Portfolio's average annual returns compare to the returns of a custom blended stock index which includes the stocks of companies with similar investment objectives. The Portfolio's custom blended stock index consists of the Russell 3000 Index (28%), MSCI EAFE Index (GD) (7%), and Barclays Aggregate Bond Index (65%). Prudential Investments LLC and AST Investment Services, Inc. determined the weight of each index comprising the blended index.
Annual Total Returns

Best Quarter:		Worst Quarter:
10.75%	2nd Quarter of 2009	-9.00%	4th Quarter of 2008

Average Annual Total Returns (For the periods ended December 31, 2012)
	1 year	5 years	Since Inception (12/5/05)
Portfolio	10.38%	3.56%	4.93%
Index
Standard & Poor's 500 Index (reflects no deduction for fees, expenses or taxes)	15.99%	1.66%	4.07%
Blended Index (reflects no deduction for fees, expenses or taxes)	8.64%	4.69%	5.68%
MANAGEMENT OF THE PORTFOLIO
Investment Managers	Subadviser	Portfolio Managers	Title	Service Date
Prudential Investments LLC		Brian Ahrens, CFA	Senior VP, Strategic Investment Research Group	April 2005
		Andrei O. Marinich, CFA	VP, Strategic Investment Research Group	April 2012
AST Investment Services, Inc.	Quantitative Management Associates LLC (QMA)	Marcus Perl	Portfolio Manager, VP	July 2006
		Edward L. Campbell, CFA	Portfolio Manager, Principal	July 2006
		Joel M. Kallman, CFA	Portfolio Manager, Senior Associate	March 2011
TAX INFORMATION
Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY: AST SMALL-CAP GROWTH PORTFOLIO
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is long-term capital growth.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.88%*
Distribution and/or Service Fees (12b-1 Fees)	0.10%
Other Expenses	0.03%
Total Annual Portfolio Operating Expenses	1.01%
Example. The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.
The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
AST Small-Cap Growth	$103	$322	$558	$1,236
Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the most recent fiscal year ended December 31, the Portfolio's turnover rate was 112% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies. The Portfolio has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its assets in small-capitalization companies. The Portfolio normally pursues its objective by investing primarily in the common stocks of small-capitalization companies. For purposes of the Portfolio, small-capitalization companies are generally those that have market capitalizations no larger than the largest capitalized company included in the Russell 2000® Growth Index at the time of the Portfolio's investment. The size of the companies in the Russell 2000® Growth Index and those on which the subadvisers intend to focus the Portfolio's investments will change with market conditions.
Principal Risks of Investing in the Portfolio. The risks identified below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objectives, the Portfolio cannot guarantee success.
Equity Securities Risk. The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’ s financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio.

Small Sized Company Risk. The shares of small sized companies tend to be less liquid than those of larger, more established companies, which can have an adverse effect on the price of these securities and on the Portfolio’s ability to sell these securities. The market price of such investments also may rise more in response to buying demand and fall more in response to selling pressure and be more volatile than investments in larger companies.
Investment Style Risk. Securities of a particular investment style, such as growth or value, tend to perform differently (i.e., better or worse than other segments of, or the overall, stock market) depending on market and economic conditions.
Foreign Investment Risk. Investments in foreign securities generally involve more risk than investing in securities of US issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political developments may adversely affect the value of foreign securities; and foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. The investment techniques, risk analysis and investment strategies used by a subadviser in making investment decisions for the Portfolio may not produce the intended or desired results.
Liquidity and Valuation Risk. The Portfolio may hold one or more securities for which there are no or few buyers and sellers or the securities are subject to limitations on transfer. The Portfolio may be unable to sell those portfolio holdings at the desired time or price, and may have difficulty determining the value of such securities for the purpose of determining the Portfolio’s net asset value. In such cases, investments owned by the Portfolio may be valued at fair value pursuant to guidelines established by the Portfolio’s Board of Trustees. No assurance can be given that the fair value prices accurately reflect the value of security.
Asset Transfer Program Risk. Pre-determined, non-discretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which, in certain instances, could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities that it otherwise would hold. The asset flows may also result in relatively low asset levels and relatively high operating expense ratios for the Portfolio. The efficient operation of the asset flows depends on active and liquid markets, and if market liquidity is strained the assets flows may not operate as intended which in turn could adversely affect performance.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Past Performance. The bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance. Past performance does not mean that the Portfolio will achieve similar results in the future.
The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.

The table also demonstrates how the Portfolio's average annual returns compare to the returns of one or more secondary indexes which include the stocks of companies with similar investment objectives.
Annual Total Returns

Best Quarter:		Worst Quarter:
23.44%	2nd Quarter of 2003	-26.22%	4th Quarter of 2008

Average Annual Total Returns (For the periods ended December 31, 2012)
	1 year	5 years	10 years
Portfolio	12.18%	5.69%	8.12%
Index
Russell 2000 Index (reflects no deduction for fees, expenses or taxes)	16.35%	3.56%	9.72%
Russell 2000 Growth Index (reflects no deduction for fees, expenses or taxes)	14.59%	3.49%	9.80%
MANAGEMENT OF THE PORTFOLIO
Investment Managers	Subadvisers	Portfolio Managers	Title	Service Date
Prudential Investments LLC	Eagle Asset Management, Inc.	Bert L. Boksen, CFA	Senior Vice President and Managing Director	April 2005
AST Investment Services, Inc.		Eric Mintz, CFA	Portfolio Co-Manager	April 2005
	Emerald Mutual Fund Advisers Trust	Kenneth G. Mertz II, CFA	Chief Investment Officer and President	April 2012
		Stacey L. Sears	Senior Vice President	April 2012
		Joseph W. Garner	Director of Research	April 2012
TAX INFORMATION
Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY: AST SMALL-CAP VALUE PORTFOLIO
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to provide long-term capital growth by investing primarily in small-capitalization stocks that appear to be undervalued.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.88%*
Distribution and/or Service Fees (12b-1 Fees)	0.10%
Other Expenses	0.04%
Acquired Fund Fees & Expenses	0.04%
Total Annual Portfolio Operating Expenses	1.06%
Example. The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.
The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
AST Small-Cap Value	$108	$337	$585	$1,294
Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the most recent fiscal year ended December 31, the Portfolio's turnover rate was 53% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies. The Portfolio invests, under normal circumstances, at least 80% of the value of its assets in small capitalization companies. Small capitalization companies are generally defined as stocks of companies with market capitalizations that are within the market capitalization range of the Russell 2000® Value Index. Securities of companies whose market capitalizations no longer meet the definition of small capitalization companies after purchase by the Portfolio will still be considered to be small capitalization companies for purposes of the Portfolio's policy of investing at least 80% of its assets in small capitalization companies.
Principal Risks of Investing in the Portfolio. The risks identified below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objectives, the Portfolio cannot guarantee success.

Equity Securities Risk. The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’ s financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio.
Value style risk. There is a risk that the value investment style may be out of favor for a period of time, that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.
Small Sized Company Risk. The shares of small sized companies tend to be less liquid than those of larger, more established companies, which can have an adverse effect on the price of these securities and on the Portfolio’s ability to sell these securities. The market price of such investments also may rise more in response to buying demand and fall more in response to selling pressure and be more volatile than investments in larger companies.
Foreign Investment Risk. Investments in foreign securities generally involve more risk than investing in securities of US issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political developments may adversely affect the value of foreign securities; and foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. The investment techniques, risk analysis and investment strategies used by a subadviser in making investment decisions for the Portfolio may not produce the intended or desired results.
Liquidity and Valuation Risk. The Portfolio may hold one or more securities for which there are no or few buyers and sellers or the securities are subject to limitations on transfer. The Portfolio may be unable to sell those portfolio holdings at the desired time or price, and may have difficulty determining the value of such securities for the purpose of determining the Portfolio’s net asset value. In such cases, investments owned by the Portfolio may be valued at fair value pursuant to guidelines established by the Portfolio’s Board of Trustees. No assurance can be given that the fair value prices accurately reflect the value of security.
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of an underlying asset, reference rate, or index. The use of derivatives involves a variety of risks, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; the derivative used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities.
Asset Transfer Program Risk. Pre-determined, non-discretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which, in certain instances, could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities that it otherwise would hold. The asset flows may also result in relatively low asset levels and relatively high operating expense ratios for the Portfolio. The efficient operation of the asset flows depends on active and liquid markets, and if market liquidity is strained the assets flows may not operate as intended which in turn could adversely affect performance.

Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Past Performance. The bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance. Past performance does not mean that the Portfolio will achieve similar results in the future.
The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.
The table also demonstrates how the Portfolio's average annual returns compare to the returns of one or more secondary indexes which include the stocks of companies with similar investment objectives.
Annual Total Returns

Best Quarter:		Worst Quarter:
21.99%	3rd Quarter of 2009	-23.68%	4th Quarter of 2008

Average Annual Total Returns (For the periods ended December 31, 2012)
	1 year	5 years	10 years
Portfolio	18.16%	4.56%	9.09%
Index
Russell 2000 Index (reflects no deduction for fees, expenses or taxes)	16.35%	3.56%	9.72%
Russell 2000 Value Index (reflects no deduction for fees, expenses or taxes)	18.05%	3.55%	9.50%
MANAGEMENT OF THE PORTFOLIO
Investment Managers	Subadvisers	Portfolio Managers	Title	Service Date
Prudential Investments LLC	J.P. Morgan Investment Management, Inc.	Dennis S. Ruhl	Managing Director	December 2004
AST Investment Services, Inc.		Phillip D. Hart	Executive Director	March 2012
	Lee Munder Capital Group, LLC	R. Todd Vingers, CFA	Portfolio Manager	December 2004
	ClearBridge Investments, LLC	Peter Hable	Managing Director	December 2005
		Mark Bourguignon	Director	February 2009
		Mark Feasey, CFA,	Director	February 2009
		Marina Chinn, CFA	Director	February 2009
		Michael Kang	Director	February 2009
TAX INFORMATION
Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY: AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to seek long-term growth of capital by investing predominantly in the equity securities of a limited number of large, carefully selected, high-quality US companies that are judged likely to achieve superior earnings growth.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.84%*
Distribution and/or Service Fees (12b-1 Fees)	0.10%
Other Expenses	0.02%
Total Annual Portfolio Operating Expenses	0.96%
Example. The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.
The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
AST T. Rowe Price Large-Cap Growth	$98	$306	$531	$1,178
Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the most recent fiscal year ended December 31, the Portfolio's turnover rate was 63% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies. The Portfolio takes a growth approach to investing and will normally invest at least 80% of its net assets in the common stocks of large companies. A large company is defined as one whose market capitalization is larger than the median market cap of companies in the Russell 1000® Growth Index. The Portfolio will not automatically sell or cease to purchase stock of a company it already owns just because the company's market capitalization falls below this level. The subadviser generally looks for companies with an above-average rate of earnings growth and cash flow growth and a lucrative niche in the economy that gives them the ability to sustain earnings momentum even during times of slow economic growth.
Principal Risks of Investing in the Portfolio. The risks identified below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objectives, the Portfolio cannot guarantee success.

Equity Securities Risk. The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’ s financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio.
Investment Style Risk. Securities of a particular investment style, such as growth or value, tend to perform differently (i.e., better or worse than other segments of, or the overall, stock market) depending on market and economic conditions.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. The investment techniques, risk analysis and investment strategies used by a subadviser in making investment decisions for the Portfolio may not produce the intended or desired results.
Foreign Investment Risk. Investments in foreign securities generally involve more risk than investing in securities of US issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political developments may adversely affect the value of foreign securities; and foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds.
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of an underlying asset, reference rate, or index. The use of derivatives involves a variety of risks, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; the derivative used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities.
Asset Transfer Program Risk. Pre-determined, non-discretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which, in certain instances, could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities that it otherwise would hold. The asset flows may also result in relatively low asset levels and relatively high operating expense ratios for the Portfolio. The efficient operation of the asset flows depends on active and liquid markets, and if market liquidity is strained the assets flows may not operate as intended which in turn could adversely affect performance.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Past Performance. The bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance. Past performance does not mean that the Portfolio will achieve similar results in the future.
The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.

The table also demonstrates how the Portfolio's average annual returns compare to the returns of one or more secondary indexes which include the stocks of companies with similar investment objectives.
Annual Total Returns

Best Quarter:		Worst Quarter:
19.97%	2nd Quarter of 2009	-22.64%	4th Quarter of 2008

Average Annual Total Returns (For the periods ended December 31, 2012)
	1 year	5 years	10 years
Portfolio	17.58%	4.06%	7.83%
Index
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	15.99%	1.66%	7.10%
Russell 1000 Growth Index (reflects no deduction for fees, expenses or taxes)	15.26%	3.12%	7.52%
MANAGEMENT OF THE PORTFOLIO
Investment Managers	Subadviser	Portfolio Manager	Title	Service Date
Prudential Investments LLC	T. Rowe Price Associates, Inc.	Robert Sharps	Vice President and Portfolio Manager	December 2005
AST Investment Services, Inc.
TAX INFORMATION
Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY: AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to seek long-term capital growth primarily through the investment in common stocks of companies that own or develop natural resources (such as energy products, precious metals, and forest products) and other basic commodities.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.88%*
Distribution and/or Service Fees (12b-1 Fees)	0.10%
Other Expenses	0.04%
Total Annual Portfolio Operating Expenses	1.02%
Example. The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.
The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
AST T. Rowe Price Natural Resources	$104	$325	$563	$1,248
Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the most recent fiscal year ended December 31, the Portfolio's turnover rate was 58% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies. The Portfolio invests, under normal circumstances, at least 80% of the value of its assets in the securities of natural resource companies. The Portfolio invests primarily in the common stocks of natural resource companies whose earnings and tangible assets could benefit from accelerating inflation. The Portfolio also may invest in non-resource companies with the potential for growth. The relative percentages invested in natural resource and non-resource companies can vary depending on economic and monetary conditions and the subadviser's outlook for inflation. When selecting stocks, the subadviser looks for companies that have the ability to expand production, to maintain superior exploration programs and production facilities, and the potential to accumulate new resources. Natural resource companies in which the Portfolio invests generally own, develop, refine, service or transport resources, including energy sources, precious metals, nonferrous metals, forest products, real estate, diversified resources and other basic commodities that can be produced and marketed profitably when both labor costs and prices are rising.

Principal Risks of Investing in the Portfolio. The risks identified below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objectives, the Portfolio cannot guarantee success.
Equity Securities Risk. The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’ s financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio.
Industry/Sector Risk. A Portfolio that invests in a single market sector or industry can accumulate larger positions in a single issuer or an industry sector. As a result, the Portfolio's performance may be tied more directly to the success or failure of a smaller group of portfolio holdings.
Foreign Investment Risk. Investments in foreign securities generally involve more risk than investing in securities of US issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political developments may adversely affect the value of foreign securities; and foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. The investment techniques, risk analysis and investment strategies used by a subadviser in making investment decisions for the Portfolio may not produce the intended or desired results.
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of an underlying asset, reference rate, or index. The use of derivatives involves a variety of risks, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; the derivative used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities.
Liquidity and Valuation Risk. The Portfolio may hold one or more securities for which there are no or few buyers and sellers or the securities are subject to limitations on transfer. The Portfolio may be unable to sell those portfolio holdings at the desired time or price, and may have difficulty determining the value of such securities for the purpose of determining the Portfolio’s net asset value. In such cases, investments owned by the Portfolio may be valued at fair value pursuant to guidelines established by the Portfolio’s Board of Trustees. No assurance can be given that the fair value prices accurately reflect the value of security.
Asset Transfer Program Risk. Pre-determined, non-discretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which, in certain instances, could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities that it otherwise would hold. The asset flows may also result in relatively low asset levels and relatively high operating expense ratios for the Portfolio. The efficient operation of the asset flows depends on active and liquid markets, and if market liquidity is strained the assets flows may not operate as intended which in turn could adversely affect performance.

Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Past Performance. The bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance. Past performance does not mean that the Portfolio will achieve similar results in the future.
The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.
Annual Total Returns

Best Quarter:		Worst Quarter:
23.08%	2nd Quarter of 2009	-34.03%	3rd Quarter of 2008

Average Annual Total Returns (For the periods ended December 31, 2012)
	1 year	5 years	10 years
Portfolio	3.62%	-4.53%	11.51%
Index
Standard & Poor's 500 Index (reflects no deduction for fees, expenses or taxes)	15.99%	1.66%	7.10%
Lipper Global Natural Resources Index (reflects no deduction for fees, expenses or taxes)	2.38%	-5.69%	11.64%
Lipper (VUF) Natural Resources Index (reflects no deduction for fees, expenses or taxes)	2.01%	-4.00%	11.70%
MANAGEMENT OF THE PORTFOLIO
Investment Managers	Subadviser	Portfolio Manager	Title	Service Date
Prudential Investments LLC	T. Rowe Price Associates, Inc.	Timothy E. Parker	Vice President and Portfolio Manager	June 2010
AST Investment Services, Inc.
TAX INFORMATION
Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.

ABOUT THE FUND
About the Fund and its Portfolios
This prospectus provides information about the Advanced Series Trust (the Fund) and its separate portfolios (each, a Portfolio). The Portfolios of the Fund which are discussed in this prospectus are identified on the front cover and in the table of contents. Each Portfolio is a diversified investment company as defined by the Investment Company Act of 1940 (the 1940 Act), unless herein noted otherwise.
Prudential Investments LLC (PI) and AST Investment Services, Inc. (ASTIS), both wholly-owned subsidiaries of Prudential Financial, Inc. (Prudential Financial), serve as overall investment managers of the Fund. With respect to AST Schroders Global Tactical Portfolio and AST AQR Emerging Markets Equity Portfolio, PI serves as the sole investment manager. Prudential Financial, which is incorporated in the United States, has its principal place of business in the United States. Neither Prudential Financial nor any of its subsidiaries are affiliated in any manner with Prudential plc, a company incorporated in the United Kingdom. ASTIS and PI (together, the Investment Managers) have retained one or more subadvisers (each, a Subadviser), to manage the day-to-day investment of the assets of each Portfolio in a multi-manager structure. More information about the Investment Managers, each Subadviser and the multi-manager structure is included in “How the Fund is Managed” later in this Prospectus.
The Fund offers one class of shares in each Portfolio. As of the date of this prospectus, shares of the Portfolios of the Fund are sold only to separate accounts of Prudential Annuities Life Assurance Corporation, The Prudential Insurance Company of America, Pruco Life Insurance Company, Pruco Life Insurance Company of New Jersey, Prudential Retirement Insurance and Annuity Company, Pramerica of Bermuda Life Assurance Company, Ltd. (collectively, Prudential), Kemper Investors Life Insurance Company, Allstate Life Insurance Company and Allstate Life Insurance Company of New York as investment options under variable life insurance and variable annuity contracts (the Contracts). Shares of the Fund may be sold directly to certain qualified retirement plans.
Additional information about each Portfolio is set forth in the following sections, and is also provided in the Statement of Additional Information (SAI).

MORE DETAILED INFORMATION ON HOW THE PORTFOLIOS INVEST
Introduction
We describe each Portfolio's investment objective and policies on the following pages. We describe certain investment instruments that appear below in the section entitled More Detailed Information About Other Investments and Strategies Used by the Portfolios.
Although we make every effort to achieve each Portfolio's objective, we can't guarantee success and it is possible that you could lose money. Unless otherwise stated, each Portfolio's investment objective is a non-fundamental investment policy and, therefore, may be changed by the Board of Trustees of the Fund (the Board) without shareholder approval.
An investment in a Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
The Portfolios have investment strategies and policies that include percentage estimates and limitations. Those percentages are generally applied at the time the Portfolio makes an investment.
A Portfolio may have a policy to invest 80% of its assets in a particular category of investments based on the name of the Portfolio. The 80% requirement is applied at the time the Portfolio makes an investment. Those 80% policies are non-fundamental and may be changed by the Board without shareholder approval. The Portfolio, however, will provide 60 days' prior written notice to shareholders of any change in an 80% policy based on the Portfolio's name if required by applicable rules.
A change in the securities held by a Portfolio is known as “portfolio turnover.” A Portfolio may engage in active and frequent trading to try to achieve its investment objective and may have a portfolio turnover rate of over 100% annually. Increased portfolio turnover may result in higher brokerage fees or other transaction costs, which can reduce performance. If a Portfolio realizes capital gains when it sells investments, it generally must pay those gains to shareholders, increasing its taxable distributions. The Financial Highlights tables at the end of this prospectus show each Portfolio’s portfolio turnover rate during the past fiscal years.
In response to adverse market conditions or when restructuring a Portfolio, we may temporarily invest up to 100% of the Portfolio's total assets in money market instruments. Investing heavily in money market securities limits our ability to achieve our investment objective, but can help to preserve the value of the Portfolio's assets when markets are unstable.
AST Cohen & Steers Realty Portfolio
Investment Objective: to maximize total return through investment in real estate securities.
Principal Investment Policies:
The Portfolio has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its net assets in securities of real estate related issuers. The Portfolio pursues its investment objective of maximizing total return by seeking, with approximately equal emphasis, capital growth and current income. Generally, the equity securities of real estate related issuers will consist of:
■	common stocks (including shares in real estate investment trusts),
■	rights or warrants to purchase common stocks,
■	securities convertible into common stocks where the conversion feature represents, in the Subadviser's view, a significant element of the securities' value, and
■	preferred stocks.
Real estate related issuers include companies that derive at least 50% of revenues from the ownership, construction, financing, management or sale of real estate or that have at least 50% of assets in real estate. The Portfolio may invest up to 10% of its total assets in securities of foreign real estate companies.

Real estate companies may include REITs. REITs pool investors' funds for investment primarily in income producing real estate or real estate related loans or interests. REITs can generally be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs, which invest the majority of their assets directly in real property, derive their income primarily from rents. Equity REITs can also realize capital gains or losses by selling properties. Mortgage REITs, which invest the majority of their assets in real estate mortgages, derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity REITs and Mortgage REITs.
Non-Diversified Status. The Portfolio is classified as a “non-diversified” investment company under the 1940 Act, which means the Portfolio is not limited by the 1940 Act in the proportion of its assets that may be invested in the securities of a single issuer. However, the Portfolio intends to meet certain diversification standards under the Internal Revenue Code that must be met to relieve the Portfolio of liability for Federal income tax if its earnings are distributed to shareholders. As a non-diversified fund, a price decline in any one of the Portfolio's holdings may have a greater effect on the Portfolio's value than on the value of a fund that is more broadly diversified.
Other Investments:
The Portfolio may write (sell) put and covered call options and purchase put and call options on securities or stock indices that are listed on a national securities or commodities exchange. The Portfolio may buy and sell financial futures contracts, stock and bond index futures contracts, foreign currency futures contracts and options on the foregoing. The Portfolio may enter into forward foreign currency exchange contracts in connection with its investments in foreign securities. The Portfolio may also enter into short sales, which are transactions in which the Portfolio sells a security it does not own at the time of the sale in anticipation that the market price of the security will decline. The Subadviser expects that the Portfolio will use these techniques on a relatively infrequent basis.

AST Dynamic Asset Allocation Portfolios: (the Dynamic Asset Allocation Portfolios)
■	AST Balanced Asset Allocation Portfolio
■	AST Capital Growth Asset Allocation Portfolio
■	AST Defensive Asset Allocation Portfolio
■	AST Preservation Asset Allocation Portfolio
Investment Objective: the highest potential total return consistent with the Portfolio's specified level of risk tolerance.
The investment objective and the definition of risk tolerance level are not fundamental policies for any of the Dynamic Asset Allocation Portfolios and, therefore, can be changed by the Board of the Fund at any time. The current relative risk tolerance level for each of the Dynamic Asset Allocation Portfolios may be summarized as set forth below:
Principal Investment Policies:
Each of the Dynamic Asset Allocation Portfolios is a “fund of funds.” That means that each Dynamic Asset Allocation Portfolio invests primarily in one or more mutual funds in accordance with its own asset allocation strategy. Other mutual funds in which one of the Dynamic Asset Allocation Portfolios may invest are collectively referred to as the “Underlying Portfolios.” Consistent with the investment objectives and policies of the Dynamic Asset Allocation Portfolios, other mutual funds may from time to time be added to, or removed from, the list of Underlying Portfolios that may be used in connection with the Dynamic Asset Allocation Portfolios. Currently, the only Underlying Portfolios in which the Dynamic Asset Allocation Portfolios invest are other Portfolios of the Fund and certain money market funds advised by an Investment Managers or one of their affiliates.
Investment Process. The asset allocation strategy for each Dynamic Asset Allocation Portfolio is determined by PI and QMA. As a general matter, QMA begins by constructing a neutral allocation for each Dynamic Asset Allocation Portfolio. Each neutral allocation initially divides the assets for the corresponding Dynamic Asset Allocation Portfolio across three broad-based securities benchmark indexes. These three benchmark indexes are the Russell 3000 Index, the MSCI EAFE Index, and the Barclays US Aggregate Bond Index. The Russell 3000 Index measures the performance of the approximately 3000 largest US companies based on total market capitalization, which represents approximately 98% of the US equity market. The MSCI EAFE Index consists of almost 1,000 stocks in 21 countries outside North and South America, and represents approximately 85% of the total market capitalization in those countries. The Barclays US Aggregate Bond Index covers the US dollar-denominated, investment-grade, fixed-rate, taxable bond market of securities that have at least 1-year until final maturity and that are registered with the SEC. This index generally includes US government securities, mortgage-backed securities, asset-backed securities, and corporate securities but generally excludes municipal bonds, bonds with equity-type features (e.g., warrants, convertibility, etc.), private placements, floating-rate issues, and inflation-linked bonds. Generally, the neutral allocation for the more aggressive Dynamic Asset Allocation Portfolios will emphasize investments in the equity asset class while the neutral allocation for the more conservative Dynamic Asset Allocation Portfolios will emphasize investments in the debt/money market asset class. The selection of specific combinations of Underlying Portfolios for each Portfolio generally will be determined by PI. PI will employ various quantitative and qualitative research methods to establish weighted combinations of Underlying Portfolios that are consistent with the neutral allocation for each Portfolio. QMA will then perform its own forward-looking assessment of macroeconomic, market, financial, security valuation, and other factors. As a result of this assessment, QMA will further adjust the neutral allocation and the preliminary Underlying Portfolio weights for each Portfolio based upon its views on certain factors, including, but not limited to, the following:
■	asset class (i.e., increase or decrease allocation to Underlying Portfolios focusing primarily on equity or debt securities);
■	geographic focus (i.e., increase or decrease allocation to Underlying Portfolios focusing primarily on domestic or international issuers);
■	investment style (i.e., increase or decrease allocation to Underlying Portfolios focusing primarily on securities with value, growth, or core characteristics);
■	market capitalization (i.e., increase or decrease allocation to Underlying Portfolios focusing primarily on small-cap, mid-cap, or large-cap issuers); and;
■	“off-benchmark” factors (e.g., add exposure to asset sub-classes or investment categories generally not captured in the neutral allocation such as real estate, natural resources, global bonds, limited maturity bonds, high-yield bonds (also referred to as junk bonds), or cash.
Generally, PI and QMA currently expect that the assets of the Dynamic Asset Allocation Portfolios will be invested as set forth in the table below.
	Approximate Net Assets Allocated to Underlying Portfolios Investing Primarily in Equity Securities	Approximate Net Assets Allocated to Underlying Portfolios Investing Primarily in Debt Securities and Money Market Instruments
AST Balanced Asset Allocation Portfolio	60% (Generally range from 52.5%-67.5%)	40% (Generally range from 32.5%-47.5%)
AST Capital Growth Asset Allocation Portfolio	75% (Generally range from 67.5%-80%)	25% (Generally range from 20.0%-32.5%)
AST Defensive Asset Allocation Portfolio	15% (Generally range from 7.5%-22.5%)	85% (Generally range from 77.5%-92.5%)
AST Preservation Asset Allocation Portfolio	35% (Generally range from 27.5%-42.5%)	65% (Generally range from 57.5%-72.5%)
PI and QMA currently expect that any changes to the asset allocation and Underlying Portfolio weights will be effected within the above-referenced ranges. Consistent with each Dynamic Asset Allocation Portfolio's principal investment policies, PI and QMA may, however, change the asset allocation and Underlying Portfolio weights both within and beyond such above-referenced ranges at any time in their sole discretion. In addition, PI and QMA may, at any time in their sole discretion, rebalance a Dynamic Asset Allocation Portfolio's investments to cause its composition to match the asset allocation and Underlying Portfolio weights. Although PI and ASTIS serve as the investment managers of the Underlying Portfolios, the day-to-day investment management of the Underlying Portfolios is the responsibility of the relevant Subadvisers.
Other Investments.
The Dynamic Asset Allocation Portfolios are not limited to investing exclusively in shares of the Underlying Portfolios. Each of these portfolios is now permitted under current law to invest in “securities” as defined under the 1940 Act. Under the 1940 Act and SEC exemptive relief, these Portfolios (among others) may invest in “securities” (e.g. common stocks, bonds, etc.) and futures contracts, options on futures contracts, swap agreements, and other financial and derivative instruments that are not “securities” within the meaning of the 1940 Act (collectively, Other Investments). Up to approximately 5% of each Portfolio's net assets may be allocated to: (i) index futures, other futures contracts, and options thereon to provide liquid exposure to the applicable equity and fixed income benchmark indices and (ii) cash, money market equivalents, short-term debt instruments, money market funds, and short-term debt funds to satisfy all applicable margin requirements for the futures contracts and to provide additional portfolio liquidity to satisfy large-scale redemptions and any variation margin calls with respect to the futures contracts. This Portfolio may also invest in ETFs for additional exposure to relevant markets.
AST Large-Cap Value Portfolio
Investment Objective: current income and long-term growth of income, as well as capital appreciation.

Principal Investment Policies:
The Portfolio has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its net assets in securities of large capitalization companies. Large capitalization companies are generally those that have market capitalizations, at the time of purchase, within the market capitalization range of the Russell 1000® Value Index. Some of these securities may be acquired in initial public offerings (IPOs). In addition to these principal investments, the Portfolio may invest up to 20% of its total assets in foreign securities.
The Subadviser normally focuses on stocks that have a high cash dividend or payout yield relative to the market. Payout yield is defined as dividend yield plus net share repurchases. The Subadviser also may invest in stocks that don't pay dividends, but have growth potential unrecognized by the market or changes in business or management that indicate growth potential.
AST Marsico Capital Growth Portfolio
Investment Objective: capital growth. Income is not an investment objective and any income realized on the Portfolio's investments, therefore, will be incidental to the Portfolio's objective.
Principal Investment Policies:
The Portfolio invests primarily in the common stocks of large companies that are selected for their growth potential. Large companies are defined as those companies within the market capitalization range of the Russell 1000® Growth Index. The Portfolio normally holds a core position of between 35 and 50 common stocks. The Portfolio may hold a limited number of additional common stocks at times when the portfolio manager is accumulating new positions, phasing out and replacing existing positions, or responding to exceptional market conditions.
In selecting investments for the Portfolio, Marsico uses an approach that combines “top-down” macro-economic analysis with “bottom-up” security selection. The “top-down” approach may take into consideration macro-economic factors such as, without limitation, interest rates, inflation, monetary policy, fiscal policy, currency movements, demographic trends, the regulatory environment, and the global competitive landscape. Marsico may also examine other factors that may include, without limitation, the most attractive global investment opportunities, industry consolidation and the sustainability of financial trends. Through this “ top-down” analysis, Marsico seeks to identify sectors, industries and companies that may benefit from the overall trends Marsico has observed.
Marsico then looks for individual companies or securities (including, without limitation, equity securities and fixed or variable income securities) that are expected to offer earnings growth potential that may not be recognized by the market at large.
In determining whether a particular company or security may be a suitable investment, Marsico may focus on any of a number of different attributes that may include, without limitation, the company's specific market expertise or dominance; its franchise durability and pricing power; solid fundamentals (e.g., a strong balance sheet, improving returns on equity, the ability to generate free cash flow, apparent use of conservative accounting standards, and transparent financial disclosure); strong and ethical management; commitment to shareholder interests; reasonable valuations in the context of projected growth rates; current income; and other indications that a company or security may be an attractive investment prospect. This process is called “bottom-up” security selection.
As part of this fundamental, “ bottom-up” research, Marsico may visit with a company's management and conduct other research to gain thorough knowledge of the company. Marsico also may prepare detailed earnings and cash flow models of companies. These models may assist Marsico in projecting potential earnings growth, current income and other important company financial characteristics under different scenarios. Each model is typically customized to follow a particular company and is generally intended to replicate and describe a company's past, present and potential future performance. The models may include quantitative information and detailed narratives that reflect updated interpretations of corporate data and company and industry developments.

The core investments of the Portfolio (i.e., the primary investments held by the Portfolio over time) generally may include established companies and securities that are expected to offer long-term growth potential. However, the Portfolio also may typically include securities of less mature companies, securities with more aggressive growth characteristics, and securities of companies undergoing significant positive developments, such as, without limitation, the introduction of a new product line, the appointment of a new management team, or an acquisition.
Marsico may reduce or sell the Portfolio's investments in securities if, in the opinion of Marsico, a security's fundamentals change substantially, its price appreciation leads to substantial overvaluation in relation to Marsico's estimates of future earnings and cash flow growth, the company appears unlikely to realize its growth potential, more attractive investment opportunities appear elsewhere, or for other reasons.
Although it is the general policy of the Portfolio to purchase and hold securities for capital growth, changes in the Portfolio will be made as the Subadviser deems advisable. For example, portfolio changes may result from liquidity needs, securities having reached a desired price, or by reason of developments not foreseen at the time of the investment was made.
Special Situations. The Portfolio may invest in “special situations” from time to time. A “special situation” arises when, in the opinion of the Subadviser, the securities of a particular company will be recognized and increase in value due to a specific development, such as a technological breakthrough, management change or new product at that company. Investment in “special situations” carries an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.
Other Investments:
The Portfolio may also invest to a lesser degree in preferred stocks, convertible securities, warrants, and debt securities when the Portfolio perceives an opportunity for capital growth from such securities. The Portfolio may invest up to 10% of its total assets in debt securities, which may include corporate bonds and debentures and government securities.
The Portfolio may also purchase securities of foreign issuers including foreign equity and debt securities and depositary receipts. The foreign securities may include companies located in developing countries. Foreign securities are selected primarily on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. The Portfolio may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk with respect to investments exposed to foreign currency fluctuations.
Index/Structured Securities. The Portfolio may invest without limit in index/structured securities, which are debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators. Such securities may be positively or negatively indexed ( i.e. , their value may increase or decrease if the reference index or instrument appreciates). Index/structured securities may have return characteristics similar to direct investments in the underlying instruments, but may be more volatile than the underlying instruments. The Portfolio bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer of the index/structured security.
Futures, Options and Other Derivative Instruments. The Portfolio may purchase and write (sell) options on securities, financial indices, and foreign currencies, and may invest in futures contracts on securities, financial indices, and foreign currencies, options on futures contracts, forward contracts and swaps and swap-related products. These instruments will be used primarily to hedge the Portfolio's positions against potential adverse movements in securities prices, foreign currency markets or interest rates. To a limited extent, the Portfolio may also use derivative instruments for non-hedging purposes such as increasing the Portfolio's income or otherwise enhancing return.
AST PIMCO Limited Maturity Bond Portfolio
Investment Objective: to maximize total return, consistent with preservation of capital and prudent investment management.

Principal Investment Policies:
The Portfolio has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its net assets in fixed income investments which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements.
Portfolio holdings are concentrated in areas of the bond market (based on quality, sector, interest rate or maturity) that the Subadviser believes to be relatively undervalued. In selecting fixed income securities, the Subadviser uses economic forecasting, interest rate anticipation, credit and call risk analysis, foreign currency exchange rate forecasting, and other securities selection techniques. The proportion of the Portfolio's assets committed to investment in securities with particular characteristics (such as maturity, type and coupon rate) will vary based on the Subadviser's outlook for the US and foreign economies, the financial markets, and other factors. The management of duration (a measure of a fixed income security's expected life that incorporates its yield, coupon interest payments, final maturity and call features into one measure) is one of the fundamental tools used by the Subadviser.
The Portfolio invests in fixed income securities of varying maturities. The average portfolio duration of the Portfolio normally varies within a one- to three-year time frame based on the Subadviser's forecast for interest rates. The Portfolio may invest up to 10% of its total assets in fixed income securities that are rated below investment grade (junk bonds) but are rated B or higher by Moody's or equivalently by S&P or Fitch (or, if unrated, determined by the Subadviser to be of comparable quality). The Portfolio may also invest up to 10% of its total assets in preferred stocks.
Generally, over the long term, the return obtained by a portfolio investing primarily in fixed income securities such as the Portfolio is not expected to be as great as that obtained by a portfolio investing in equity securities. At the same time, the risk and price fluctuation of a fixed income fund is expected to be less than that of an equity portfolio, so that a fixed income portfolio is generally considered to be a more conservative investment. However, the Portfolio can and routinely does invest in certain complex fixed income securities (including various types of mortgage-backed and asset-backed securities) and engage in a number of investment practices (including futures, swaps and dollar rolls) as described below, that many other fixed income funds do not utilize. These investments and practices are designed to increase the Portfolio's return or hedge its investments, but may increase the risk to which the Portfolio is subject.
The following paragraphs describe some specific types of fixed income investments that the Portfolio may invest in, and some of the investment practices used by the Portfolio.
US Government Securities. The Portfolio may invest in various types of US Government securities, including those that are supported by the full faith and credit of the United States; those that are supported by the right of the issuing agency to borrow from the US Treasury; those that are supported by the discretionary authority of the US Government to purchase the agency's obligations; and still others that are supported only by the credit of the instrumentality.
Corporate Debt Securities. Corporate debt securities include corporate bonds, debentures, notes and other similar instruments, including convertible securities and preferred stock. Debt securities may be acquired with warrants attached. The rate of return or return of principal on some debt obligations may be linked or indexed to exchange rates between the US dollar and a foreign currency or currencies.
While the Subadviser may regard some countries or companies as favorable investments, pure fixed income opportunities may be unattractive or limited due to insufficient supply or legal or technical restrictions. In such cases, the Portfolio may consider equity securities or convertible bonds to gain exposure to such investments.
Variable and Floating Rate Securities. Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The interest rates on these securities are tied to other interest rates, such as money-market indices or Treasury bill rates, and reset periodically. While these securities provide the Portfolio with a certain degree of protection against losses caused by rising interest rates, they will cause the Portfolio's interest income to decline if market interest rates decline.

Inflation-Indexed Bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on these bonds is fixed at issuance, and is generally lower than the interest rate on typical bonds. Over the life of the bond, however, this interest will be paid based on a principal value that has been adjusted for inflation. Repayment of the adjusted principal upon maturity may be guaranteed, but the market value of the bonds is not guaranteed, and will fluctuate. The Portfolio may invest in inflation-indexed bonds that do not provide a repayment guarantee. While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to losses.
Event-Linked Bonds. Event-linked bonds are fixed income securities for which the return of principal and payment of interest is contingent upon the non-occurrence of a specific “trigger” event, such as a hurricane, earthquake or other physical or weather-related phenomenon. Some event-linked bonds are commonly referred to as “catastrophe bonds.” If the trigger event occurs, the Portfolio may lose all or a portion of the amount it invested in the bond. Event-linked bonds often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked bonds may also expose the Portfolio to certain unanticipated risks including credit risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked bonds may also be subject to liquidity risk.
Mortgage-Related and Other Asset-Backed Securities. The Portfolio may invest all of its assets in mortgage-backed and other asset-backed securities, including collateralized mortgage obligations and stripped mortgage-backed securities. The value of some mortgage-backed and asset-backed securities in which the Portfolio invests may be particularly sensitive to changes in market interest rates.
Reverse Repurchase Agreements and Dollar Rolls. In addition to entering into reverse repurchase agreements, the Portfolio may also enter into dollar rolls. In a dollar roll, the Portfolio sells mortgage-backed or other securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date. The Portfolio forgoes principal and interest paid on the securities sold in a dollar roll, but the Portfolio is compensated by the difference between the sales price and the lower price for the future purchase, as well as by any interest earned on the proceeds of the securities sold. The Portfolio also could be compensated through the receipt of fee income. Reverse repurchase agreements and dollar rolls can be viewed as collateralized borrowings and, like other borrowings, will tend to exaggerate fluctuations in Portfolio's share price and may cause the Portfolio to need to sell portfolio securities at times when it would otherwise not wish to do so.
Foreign Securities. The Portfolio may invest up to 30% of its total assets in securities denominated in foreign currencies and may invest beyond this limit in US dollar-denominated securities of foreign issuers. The Portfolio may invest up to 15% of its total assets in securities of issuers based in developing countries (as determined by the Subadviser). The Portfolio may buy and sell foreign currency futures contracts and options on foreign currencies and foreign currency futures contracts, and enter into forward foreign currency exchange contracts for the purpose of hedging currency exchange risks arising from the Portfolio's investment or anticipated investment in securities denominated in foreign currencies. The Portfolio may also use foreign currency options and foreign currency forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. Foreign currency exposure (from non-US dollar-denominated securities or currencies) normally will be limited to 20% of the Portfolio's total assets.
Short Sales and Short Sales “ Against the Box.” Certain Portfolios may make short sales of securities, either as a hedge against potential declines in value of a portfolio security or to realize appreciation when a security that the Portfolio does not own declines in value. When a Portfolio makes a short sale, it borrows the security sold short and delivers it to the broker-dealer through which it made the short sale. A Portfolio may have to pay a fee to borrow particular securities and is often obligated to turn over any payments received on such borrowed securities to the lender of the securities.
A Portfolio secures its obligation to replace the borrowed security by depositing collateral with the broker-dealer, usually in cash, US Government securities or other liquid securities similar to those borrowed. With respect to the uncovered short positions, a Portfolio is required to (1) deposit similar collateral with its custodian or otherwise segregate collateral on its records, to the extent that the value of the collateral in the aggregate is at all times equal to at least 100% of the current market value of the security sold short, or (2) a Portfolio must otherwise cover its short position. Depending on arrangements made with the broker-dealer from which the Portfolio borrowed the security, regarding payment over of any payments received by a Portfolio on such security, a Portfolio may not receive any payments (including interest) on its collateral deposited with such broker-dealer. Because making short sales in securities that it does not own exposes a Portfolio to the risks associated with those securities, such short sales involve speculative exposure risk. As a result, if a Portfolio makes short sales in securities that increase in value, it will likely underperform similar mutual Portfolios that do not make short sales in securities they do not own. A Portfolio will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. A Portfolio will realize a gain if the security declines in price between those dates. There can be no assurance that a Portfolio will be able to close out a short sale position at any particular time or at an acceptable price. Although a Portfolio's gain is limited to the price at which it sold the security short, its potential loss is limited only by the maximum attainable price of the security, less the price at which the security was sold and may, theoretically, be unlimited.
Certain Portfolios may also make short sales against-the-box. A short sale against-the-box is a short sale in which the Portfolio owns an equal amount of the securities sold short, or securities convertible or exchangeable for, with or without payment of any further consideration, such securities. However, if further consideration is required in connection with the conversion or exchange, cash or other liquid assets, in an amount equal to such consideration must be segregated on a Portfolio's records or with its Custodian.
Derivative Instruments. The Portfolio may purchase and write call and put options on securities, securities indices and on foreign currencies. The Portfolio may invest in interest rate futures contracts, stock index futures contracts and foreign currency futures contracts and options thereon that are traded on US or foreign exchanges or boards of trade. The Portfolio may also enter into swap agreements with respect to foreign currencies, interest rates and securities indices. The Portfolio may use these techniques to hedge against changes in interest rates, currency exchange rates or securities prices or as part of its overall investment strategy.
Swap Agreements. The Portfolio may enter into interest rate, index, total return, credit and currency exchange rate swap agreements for the purposes of attempting to obtain a desired return at a lower cost than if the Portfolio had invested directly in an instrument that yielded the desired return. The Portfolio may also enter into options on swap agreements. A swap option is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, the two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular investments or instruments. The returns to be exchanged between the parties are calculated with respect to a “notional amount,” i.e., a specified dollar amount that is hypothetically invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index. Commonly used swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate or “cap”; interest floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level or “ floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.
The Portfolio may enter into credit default swap agreements. The “buyer” in a credit default contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or “par value,” of the reference obligation in exchange for the reference obligation. The Portfolio may be either the buyer or seller in a credit default swap transaction. If the Portfolio is a buyer and no event of default occurs, the Portfolio will lose its investment and recover nothing. However, if an event of default occurs, the Portfolio

(if the buyer) will receive the full notional value of the reference obligation that may have little or no value. As a seller, the Portfolio receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided that there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation. Credit default swap transactions involve greater risks than if the Portfolio had invested in the reference obligation directly.
Under most swap agreements entered into by the Portfolio, the parties' obligations are determined on a “net basis.” Consequently, the Portfolio's obligations (or rights) under a swap agreement will generally be equal only to a net amount based on the relative values of the positions held by each party.
Whether the Portfolio's use of swap agreements will be successful will depend on the Subadviser's ability to predict that certain types of investments are likely to produce greater returns than other investments. Moreover, the Portfolio may not receive the expected amount under a swap agreement if the other party to the agreement defaults or becomes bankrupt. The swaps market is relatively new and is largely unregulated.
For purposes of applying the Portfolio’s investment policies and restrictions (as stated in the Prospectus and this Statement of Additional Information) swap agreements are generally valued by the Portfolio at market value. In the case of a credit default swap, however, in applying certain of the Portfolio’s investment policies and restrictions the Portfolio will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Portfolio’s other investment policies and restrictions. For example, a Portfolio may value credit default swaps at full exposure value for purposes of the Portfolio’s credit quality guidelines because such value reflects the Portfolio’s actual economic exposure during the term of the credit default swap agreement. In this context, both the notional amount and the market value may be positive or negative depending on whether the Portfolio is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.
Collateralized Debt Obligations. The Portfolio may invest in collateralized debt obligations (“CDOs”), collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”, and other similarly structured securities.. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.
For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.
The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Portfolio invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Portfolios as illiquid securities, however an active dealer market may exist for CDOs allowing a CDO to qualify for Rule144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this Prospectus and the SAI (e.g., interest rate risk and default risk), CDOs carry additional risks including, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Portfolio may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.
AST PIMCO Total Return Bond Portfolio
Investment Objective: to maximize total return, consistent with preservation of capital, and prudent investment management.
Principal Investment Policies:
The Portfolio has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its net assets in fixed income investments which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements.
Portfolio holdings are concentrated in areas of the bond market (based on quality, sector, interest rate or maturity) that the Subadviser believes to be relatively undervalued. In selecting fixed income securities, the Subadviser uses economic forecasting, interest rate anticipation, credit and call risk analysis, foreign currency exchange rate forecasting, and other securities selection techniques. The proportion of the Portfolio's assets committed to investment in securities with particular characteristics (such as maturity, type and coupon rate) will vary based on the Subadviser's outlook for the US and foreign economies, the financial markets, and other factors. The management of duration (a measure of a fixed income security's expected life that incorporates its yield, coupon interest payments, final maturity and call features into one measure) is one of the fundamental tools used by the Subadviser.
The Portfolio invests in fixed income securities of varying maturities. The average portfolio duration of the Portfolio normally varies within two years (plus or minus) of the duration of the Barclays US Aggregate Bond Index, as calculated by PIMCO. The Portfolio may invest up to 10% of its total assets in fixed income securities that are rated below investment grade (junk bonds) but are rated B or higher by Moody's or equivalently rated by S&P or Fitch (or, if unrated, determined by the Subadviser to be of comparable quality(except that within such limitation, the Portfolio may invest in mortgage-backed securities rated below B)). The Portfolio may invest up to 10% of its total assets in preferred stock, convertible securities and other equity related securities.
Generally, over the long term, the return obtained by a portfolio investing primarily in fixed income securities such as the Portfolio is not expected to be as great as that obtained by a portfolio investing in equity securities. At the same time, the risk and price fluctuation of a fixed income fund is expected to be less than that of an equity portfolio, so that a fixed income portfolio is generally considered to be a more conservative investment. However, the Portfolio can and routinely does invest in certain complex fixed income securities (including various types of mortgage- and asset-backed securities) and engage in a number of investment practices (including futures, options, swaps and dollar rolls) as described below, that many other fixed income funds do not utilize. These investments and practices are designed to increase the Portfolio's return or hedge its investments, but may increase the risk to which the Portfolio is subject.
The following paragraphs describe some specific types of fixed income investments that the Portfolio may invest in, and some of the investment practices that the Portfolio will engage in.
US Government Securities. The Portfolio may invest in various types of US Government securities, including those that are supported by the full faith and credit of the United States; those that are supported by the right of the issuing agency to borrow from the US Treasury; those that are supported by the discretionary authority of the US Government to purchase the agency's obligations; and still others that are supported only by the credit of the instrumentality.
Corporate Debt Securities. Corporate debt securities include corporate bonds, debentures, notes and other similar instruments, including convertible securities and preferred stock. Debt securities may be acquired with warrants attached. The rate of return or return of principal on some debt obligations may be linked or indexed to exchange rates between the US dollar and a foreign currency or currencies.

While the Subadviser may regard some countries or companies as favorable investments, pure fixed income opportunities may be unattractive or limited due to insufficient supply or legal or technical restrictions. In such cases, the Portfolio may consider equity securities or convertible bonds to gain exposure to such investments.
Variable and Floating Rate Securities. Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The interest rates on these securities are tied to other interest rates, such as money-market indices or Treasury bill rates, and reset periodically. While these securities provide the Portfolio with a certain degree of protection against losses caused by rising interest rates, they will cause the Portfolio's interest income to decline if market interest rates decline.
Inflation-Indexed Bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on these bonds is fixed at issuance, and is generally lower than the interest rate on typical bonds. Over the life of the bond, however, this interest will be paid based on a principal value that has been adjusted for inflation. Repayment of the adjusted principal upon maturity may be guaranteed, but the market value of the bonds is not guaranteed, and will fluctuate. The Portfolio may invest in inflation-indexed bonds that do not provide a repayment guarantee. While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to losses.
Event-Linked Bonds. Event-linked bonds are fixed income securities for which the return of principal and payment of interest is contingent upon the non-occurrence of a specific “trigger” event, such as a hurricane, earthquake or other physical or weather-related phenomenon. Some event-linked bonds are commonly referred to as “catastrophe bonds.” If the trigger event occurs, the Portfolio may lose all or a portion of the amount it invested in the bond. Event-linked bonds often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked bonds may also expose the Portfolio to certain unanticipated risks including credit risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked bonds may also be subject to liquidity risk.
Mortgage-Related and Other Asset-Backed Securities. The Portfolio may invest all of its assets in mortgage-backed and other asset-backed securities, including collateralized mortgage obligations. The value of some mortgage-backed and asset-backed securities in which the Portfolio invests may be particularly sensitive to changes in market interest rates.
Reverse Repurchase Agreements and Dollar Rolls. In addition to entering into reverse repurchase agreements, the Portfolio may also enter into dollar rolls. In a dollar roll, the Portfolio sells mortgage-backed or other securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date. The Portfolio forgoes principal and interest paid on the securities sold in a dollar roll, but the Portfolio is compensated by the difference between the sales price and the lower price for the future purchase, as well as by any interest earned on the proceeds of the securities sold. The Portfolio also could be compensated through the receipt of fee income. Reverse repurchase agreements and dollar rolls can be viewed as collateralized borrowings and, like other borrowings, will tend to exaggerate fluctuations in Portfolio's share price and may cause the Portfolio to need to sell portfolio securities at times when it would otherwise not wish to do so.
Foreign Securities. The Portfolio may invest up to 30% of its total assets in securities denominated in foreign currencies and may invest beyond this limit in US dollar-denominated securities of foreign issuers. The Portfolio may invest up to 15% of its total assets in securities of issuers based in developing countries (as determined by the Subadviser). The Portfolio may buy and sell foreign currency futures contracts and options on foreign currencies and foreign currency futures contracts, and enter into forward foreign currency exchange contracts for the purpose of hedging currency exchange risks arising from the Portfolio's investment or anticipated investment in securities denominated in foreign currencies. The Portfolio may also use foreign currency options and foreign currency forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. Foreign currency exposure (from non-US dollar-denominated securities or currencies) normally will be limited to 20% of the Portfolio's total assets.

Short Sales and Short Sales “ Against the Box.” The Portfolio may make short sales of securities, either as a hedge against potential declines in value of a portfolio security or to realize appreciation when a security that the Portfolio does not own declines in value. When the Portfolio makes a short sale, it borrows the security sold short and delivers it to the broker-dealer through which it made the short sale. the Portfolio may have to pay a fee to borrow particular securities and is often obligated to turn over any payments received on such borrowed securities to the lender of the securities.
The Portfolio secures its obligation to replace the borrowed security by depositing collateral with the broker-dealer, usually in cash, US Government securities or other liquid securities similar to those borrowed. With respect to the uncovered short positions, the Portfolio is required to (1) deposit similar collateral with its custodian or otherwise segregate collateral on its records, to the extent that the value of the collateral in the aggregate is at all times equal to at least 100% of the current market value of the security sold short, or (2) the Portfolio must otherwise cover its short position. Depending on arrangements made with the broker-dealer from which the Portfolio borrowed the security, regarding payment over of any payments received by the Portfolio on such security, the Portfolio may not receive any payments (including interest) on its collateral deposited with such broker-dealer. Because making short sales in securities that it does not own exposes the Portfolio to the risks associated with those securities, such short sales involve speculative exposure risk. As a result, if the Portfolio makes short sales in securities that increase in value, it will likely underperform similar mutual Portfolios that do not make short sales in securities they do not own. The Portfolio will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. The Portfolio will realize a gain if the security declines in price between those dates. There can be no assurance that the Portfolio will be able to close out a short sale position at any particular time or at an acceptable price. Although the Portfolio's gain is limited to the price at which it sold the security short, its potential loss is limited only by the maximum attainable price of the security, less the price at which the security was sold and may, theoretically, be unlimited.
The Portfolio may also make short sales against-the-box. A short sale against-the-box is a short sale in which the Portfolio owns an equal amount of the securities sold short, or securities convertible or exchangeable for, with or without payment of any further consideration, such securities. However, if further consideration is required in connection with the conversion or exchange, cash or other liquid assets, in an amount equal to such consideration must be segregated on the Portfolio's records or with its Custodian.
Derivative Instruments. The Portfolio may purchase and write call and put options on securities, securities indices and on foreign currencies. The Portfolio may invest in interest rate futures contracts, stock index futures contracts and foreign currency futures contracts and options thereon that are traded on US or foreign exchanges or boards of trade. The Portfolio may also enter into swap agreements with respect to foreign currencies, interest rates and securities indices. The Portfolio may use these techniques to hedge against changes in interest rates, currency exchange rates or securities prices or as part of its overall investment strategy. The Portfolio's investments in swap agreements are described directly below.
Swap Agreements. The Portfolio may enter into interest rate, index, total return, credit and currency exchange rate swap agreements for the purposes of attempting to obtain a desired return at a lower cost than if the Portfolio had invested directly in an instrument that yielded the desired return. The Portfolio may also enter into options on swap agreements. A swap option is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, the two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular investments or instruments. The returns to be exchanged between the parties are calculated with respect to a “notional amount,” i.e., a specified dollar amount that is hypothetically invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index. Commonly used swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate or “cap”; interest floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.
The Portfolio may enter into credit default swap agreements. The “buyer” in a credit default contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or “par value,” of the reference obligation in exchange for the reference obligation. The Portfolio may be either the buyer or seller in a credit default swap transaction. If the Portfolio is a buyer and no event of default occurs, the Portfolio will lose its investment and recover nothing. However, if an event of default occurs, the Portfolio (if the buyer) will receive the full notional value of the reference obligation that may have little or no value. As a seller, the Portfolio receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided that there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation. Credit default swap transactions involve greater risks than if the Portfolio had invested in the reference obligation directly.
Under most swap agreements entered into by the Portfolio, the parties' obligations are determined on a “net basis.” Consequently, the Portfolio's obligations (or rights) under a swap agreement will generally be equal only to a net amount based on the relative values of the positions held by each party.
Whether the Portfolio's use of swap agreements will be successful will depend on the Subadviser's ability to predict that certain types of investments are likely to produce greater returns than other investments. Moreover, the Portfolio may not receive the expected amount under a swap agreement if the other party to the agreement defaults or becomes bankrupt. The swaps market is relatively new and is largely unregulated.
For purposes of applying the Portfolio's investment policies and restrictions (as stated in this Prospectus and the SAI) swap agreements are generally valued by the Portfolios at market value. In the case of a credit default swap sold by a Portfolio (i.e., where the Portfolio is selling credit default protection), however, the Portfolio will generally value the swap at its notional amount. The manner in which certain securities or other instruments are valued by the Portfolios for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.
Collateralized Debt Obligations. The Portfolio may invest in each, collateralized debt obligations (“CDOs”), collateralized bond obligations (“CBOs”), collateralized loan obligations (“ CLOs”), and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.
For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.
The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Portfolio invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Portfolios as illiquid securities, however an active dealer market may exist for CDOs allowing a CDO to qualify for Rule144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this Prospectus and the SAI (e.g., interest rate risk and default risk), CDOs carry additional risks including, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Portfolio may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.
AST Small-Cap Growth Portfolio
Investment Objective: long-term capital growth.
Principal Investment Policies:
The Portfolio has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its assets in small capitalization companies.
The Portfolio normally pursues its objective by investing primarily in the common stocks of small-capitalization companies. For purposes of the Portfolio, small-capitalization companies are generally those that have market capitalizations no larger than the largest capitalized company included in the Russell 2000® Growth Index at the time of the Portfolio's investment. The size of the companies in the Russell 2000® Growth Index and those on which the Subadvisers intend to focus the Portfolio's investments will change with market conditions.
Eagle is responsible for managing a portion of the Portfolio's assets. Eagle uses extensive fundamental research to seek out rapidly growing, under-researched small cap companies trading at reasonable valuations. Such companies typically have accelerating earnings growth, a high or expanding return on equity, a competent management team with a strong ownership incentive and a positive catalyst such as an exciting new product, a management change or other restructuring.
Securities will generally be sold if they reach what is believed to be an unsustainable valuation, if their fundamentals deteriorate, if the original investment thesis proves to be incorrect or if the industry dynamics have negatively changed.
Emerald is also responsible for managing a portion of the Portfolio’s assets. Emerald seeks to maximize returns and minimize risks by capitalizing on the inefficiencies inherent in today’s small-cap markets. Emerald is dedicated to intense fundamental, bottom-up research designed to identify unrecognized, under-researched, undervalued as well as overvalued companies. Since over 400 of the Russell 2000 companies are covered by two or fewer sell-side brokerage firms, Emerald believes there is extraordinary opportunity in the small capitalization markets. Emerald strives to construct portfolios which bear little resemblance to the broad market and are comprised of companies that “they strive to know better than anyone else.”
Because the Portfolio invests primarily in common stocks, the primary risk of investing in the Portfolio is that the value of the stocks it holds might decrease, and you could lose money. The prices of the securities in the Portfolios will fluctuate. These price movements may occur because of changes in the financial markets as a whole, a company's individual situation or industry changes. These risks are greater for companies with smaller market capitalizations because they tend to have more limited product lines, markets and financial resources and may be dependent on a smaller management group than larger, more established companies.
Other Investments:
The Portfolio may invest to a lesser degree in types of securities other than common stocks, including preferred stocks, warrants, and convertible securities. In addition, the Portfolio may invest in the following types of securities and engage in the following investment techniques:

Foreign Securities. The Portfolio may invest up to 15% of its total assets in foreign securities. The Portfolio may invest directly in foreign securities denominated in foreign currencies, or may invest through depositary receipts or passive foreign investment companies. Generally, the same criteria are used to select foreign securities as domestic securities. American Depository Receipts and foreign issuers traded in the United States are not considered to be Foreign Securities for purposes of this investment limitation.
Futures, Options and Other Derivative Instruments. The Portfolio may enter into futures contracts on securities, financial indices and foreign currencies and options on such contracts, and may invest in options on securities, financial indices and foreign currencies, forward contracts and interest rate swaps and swap-related products (collectively derivative instruments). The Portfolio may use derivative instruments to hedge the value of its portfolio against potential adverse movements in securities prices, currency exchange rates or interest rates.
AST Small-Cap Value Portfolio
Investment Objective: to provide long-term capital growth by investing primarily in small-capitalization stocks that appear to be undervalued.
Principal Investment Policies:
The Portfolio invests, under normal circumstances, at least 80% of the value of its assets in small capitalization companies. Small capitalization companies are generally defined as stocks of companies with market capitalizations that are within the market capitalization range of the Russell 2000® Value Index. Securities of companies whose market capitalizations no longer meet the definition of small capitalization companies after purchase by the Portfolio will still be considered to be small capitalization companies for purposes of the Portfolio's policy of investing, under normal circumstances, at least 80% of the value of its assets in small capitalization companies.
The assets of the Portfolio are independently managed by four Subadvisers under a multi-manager structure. Pursuant to the multi-manager structure, the investment managers of the Portfolio determine and allocate a portion of the Portfolio's assets to each of the Subadvisers. The allocations will be reviewed by the investment managers periodically and may be altered or adjusted by the Investment Managers without prior notice. Such adjustments will be reflected in the annual update to this prospectus.
Although each Subadviser follows the Portfolio's policy of investing, under normal circumstances, at least 80% of the Portfolio's assets in small capitalization companies, each Subadviser expects to utilize different investment strategies to achieve the Portfolio's objective of long-term capital growth. The current asset allocations and principal investment strategies for each Subadviser are summarized below:
J.P. Morgan: follows a multi-step process. First, a rigorous proprietary multifactor quantitative model is used to evaluate the prospects of each company in the investable universe and rank each company's relative attractiveness within its sector based on a number of factors including valuation based metrics and improving business trends and market sentiment. Next, the strategy incorporates a qualitative overlay where the results of the quantitative model are reviewed and modified based by the portfolio management team to ensure the validity of the data, that the trades recommended truly meet our investment theses and out of the model issues are captured. Finally, a quadratic optimization portfolio construction process is employed to overweight the stocks with the highest return potential while minimizing uncompensated risks relative to the benchmark (as measured by the BARRA risk model). The resulting portfolio is one that closely approximates the risk characteristics of the Russell 2000 Value Index while adding value through stock selection.
Lee Munder Capital Group seeks the stocks of companies whose current stock prices do not appear to adequately reflect their underlying value as measured by assets, earnings, cash flow or business franchises. The Subadviser's research team seeks to identify companies that appear to be undervalued by various measures, and may be temporarily out of favor, but have good prospects for capital appreciation. In selecting investments, LMCG generally looks to the following: (1) low price/earnings, price/book value or total capitalization/cash flow ratios relative to the company's peers; (2) low stock price relative to a company's underlying asset values; and (3) a sound balance sheet and other positive financial characteristics. The Subadviser then determines whether there is an emerging catalyst that will focus investor attention on the underlying assets of the company, such as takeover efforts, a change in management, or a plan to improve the business through restructuring or other means.
ClearBridge emphasizes individual security selection while spreading the Portfolio's investments among industries and sectors. ClearBridge uses both quantitative and fundamental methods to identify stocks of smaller capitalization companies it believes have a high probability of outperforming other stocks in the same industry or sector. ClearBridge uses quantitative parameters to select a universe of smaller capitalized companies that fit the Portfolio's general investment criteria. In selecting individual securities from within this range, the Subadviser looks for “value” attributes, such as low stock price relative to earnings, book value and cash flow and high return on invested capital. ClearBridge also uses quantitative methods to identify catalysts and trends that might influence the Portfolio's industry or sector focus, or the Subadviser's individual security selection.
Other Investments:
Although the Portfolio will invest primarily in US common stocks, it may also purchase other types of securities, for example, preferred stocks, convertible securities, warrants and bonds when considered consistent with the Portfolio's investment objective and policies. The Portfolio may purchase preferred stock for capital appreciation where the issuer has omitted, or is in danger of omitting, payment of the dividend on the stock. Debt securities would be purchased in companies that meet the investment criteria for the Portfolio.
The Portfolio may invest up to 20% of its total assets in foreign securities, including American Depositary Receipts and securities of companies in developing countries, and may enter into forward foreign currency exchange contracts (the Portfolio may invest in foreign cash items in excess of this 20% limit). The Portfolio may enter into stock index or currency futures contracts (or options thereon) for hedging purposes or to provide an efficient means of regulating the Portfolio's exposure to the equity markets. The Portfolio may also write (sell) call and put options and purchase put and call options on securities, financial indices, and currencies. The Portfolio may invest up to 10% of its total assets in hybrid instruments, which combine the characteristics of futures, options and securities.
As of February 28, 2013, J.P. Morgan was responsible for managing approximately 44% of the Portfolio's assets, LMCG was responsible for managing approximately 28% of the Portfolio's assets, and ClearBridge was responsible for managing approximately 27% of the Portfolio's assets.
AST T. Rowe Price Large-Cap Growth Portfolio
Investment Objective: long-term growth of capital by investing predominantly in the equity securities of a limited number of large, carefully selected, high-quality US companies that are judged likely to achieve superior earnings growth.
Principal Investment Policies:
The Portfolio takes a growth approach to investing and normally invests at least 80% of its net assets in the common stocks of large companies. As noted earlier a large company is defined as one whose market cap is larger than the median market cap of companies in the Russell 1000® Growth Index. The Portfolio will not automatically sell or cease to purchase stock of a company it already owns just because the company's market capitalization falls below this level. The Subadviser generally looks for companies with an above-average rate of earnings growth and cash flow growth and a lucrative niche in the economy that gives them the ability to sustain earnings momentum even during times of slow economic growth.
Because the Portfolio invests primarily in stocks, the Portfolio is subject to the risks associated with stock investments, and the Portfolio's share price therefore may fluctuate substantially. The Portfolio's share price will be affected by changes in the stock markets generally, and factors specific to a company or an industry will affect the prices of particular stocks held by the Portfolio (for example, poor earnings, loss of major customers, availability of basic resources or supplies, major litigation against a company, or changes in governmental regulation affecting an industry). The Portfolio's focus on large, more-established companies may mean that its level of risk is lower than a fund investing primarily in smaller companies. Because the Portfolio invests in a smaller number of securities than many other funds, changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio's share price.
Other Investments:
In addition to investing in equity securities, the Portfolio also may:
■	invest up to 20% of its net assets in convertible securities;
■	invest up to 10% of its net assets in rights or warrants;
■	invest up to 15% of its total assets in foreign securities;
■	purchase and sell exchange-traded index options and stock index futures contracts; and
■	write covered exchange-traded call and put options on its securities up to 15% of its total assets, and purchase exchange-traded call and put options on common stocks up to, for all purchased options, 10% of its total assets.
American Depositary Receipts (ADRs) and other US-dollar denominated securities of foreign companies are not considered foreign securities for purposes of the 15% limitation set forth above and may be purchased by the Portfolio.
The Portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses or redeploy assets into more promising opportunities.
AST T. Rowe Price Natural Resources Portfolio
Investment Objective: long-term capital growth primarily through the investment in common stocks of companies that own or develop natural resources (such as energy products, precious metals, and forest products) and other basic commodities.
Principal Investment Policies:
The Portfolio has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its assets in the securities of natural resource companies.
The Portfolio invests primarily in the common stocks of natural resource companies whose earnings and tangible assets could benefit from accelerating inflation. The Portfolio also may invest in non-resource companies with the potential for growth. The relative percentages invested in natural resource and non-resource companies can vary depending on economic and monetary conditions and the Subadviser's outlook for inflation. When selecting stocks, the Subadviser looks for companies that have the ability to expand production, to maintain superior exploration programs and production facilities, and the potential to accumulate new resources. Natural resource companies in which the Portfolio invests generally own, develop, refine, service or transport resources, including energy sources, precious metals, nonferrous metals, forest products, real estate, diversified resources and other basic commodities that can be produced and marketed profitably when both labor costs and prices are rising.
The Portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses or re-deploy assets into more promising opportunities.
As with all stock funds, the Portfolio's share price can fall because of weakness in one or more securities markets, particular industries or specific holdings. In addition, the Portfolio is less diversified than most stock funds and could therefore experience sharp price declines when conditions are unfavorable in the natural resources sector. For instance, since the Portfolio attempts to invest in companies that may benefit from accelerating inflation, low inflation could lessen returns. The rate of earnings growth of natural resource companies may be irregular because these companies are strongly affected by natural forces, global economic cycles and international politics. For example, stock prices of energy companies can fall sharply when oil prices fall. Real estate companies are influenced by interest rates and other factors.

Other Investments:
Although the Portfolio invests primarily in common stocks, it may also purchase other types of securities, for example, preferred stocks, convertible securities and warrants, when considered consistent with the Portfolio's investment objective and policies. The Portfolio may purchase preferred stock or common stock for capital appreciation where the issuer has omitted, or is in danger of omitting, payment of the dividend on the stock, or is in default on its debt securities. The Portfolio may invest in debt securities, including up to 10% of its total assets in debt securities rated below investment grade. The Portfolio may invest in mortgage-backed securities, including stripped mortgage-backed securities. The Portfolio may invest up to 10% of its total assets in hybrid instruments, which combine the characteristics of futures, options and securities.
Foreign Securities. The Portfolio may invest up to 50% of its total assets in foreign securities, including American Depositary Receipts and securities of companies in developing countries, which offer increasing opportunities for natural resource-related growth. The Portfolio may enter into forward foreign currency exchange contracts in connection with its foreign investments. The Portfolio's investments in foreign securities, or even in US companies with significant overseas investments, may decline in value because of declining foreign currencies or adverse political and economic events overseas, although currency risk may be somewhat reduced because many commodities markets are dollar based.
Futures and Options. The Portfolio may enter into stock index or currency futures contracts (or options thereon) for hedging purposes or to provide an efficient means of regulating the Portfolio's exposure to the equity markets. The Portfolio may write covered call options and purchase put and call options on foreign currencies, securities, and stock indices.

PRINCIPAL RISKS
Principal Risks of Investing in the Portfolio. The risks identified below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objectives, the Portfolio cannot guarantee success.
Asset-Backed and/or Mortgage-Backed Securities Risk. Asset-backed and mortgage-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables or, in the case of mortgage-backed securities, mortgage loans on residential and/or commercial real estate. Asset-backed and mortgage-backed securities are subject to interest rate risk, credit risk and liquidity risk, which are further described under Fixed income Securities Risk.
Asset-backed and mortgage-backed securities may also be subject to prepayment and extension risks. In a period of declining interest rates, borrowers may repay principal on mortgages or other loan obligations underlying a security more quickly than anticipated, which may require a Portfolio to reinvest the repayment proceeds in securities that pay lower interest rates (prepayment risk). In a period of rising interest rates, prepayments may occur at a slower rate than expected, which may prevent a Portfolio from reinvesting repayment proceeds in securities that pay higher interest rates (extension risk). The more a Portfolio invests in longer-term securities, the more likely it will be affected by changes in interest rates, which may result in lower than anticipated yield-to-maturity and expected returns as well as reduced market value of such securities.
The risks associated with investments in asset-backed and mortgage-backed securities, particularly credit risk, are heightened in connection with investments in loans to “subprime” borrowers or borrowers with blemished credit histories. Some mortgage-backed securities receive government or private support, but there is no assurance that such support will remain in place.
Mortgage-backed securities are a specific type of asset-backed security—one backed by mortgage loans on residential and/or commercial real estate. Therefore, they also have risks related to real estate, including significant sensitivity to changes in real estate prices and interest rates and, in the case of commercial mortgages, office and factory occupancy rates. Moreover, securities backed by mortgages issued by private, non-government issuers may experience higher rates of default on the underlying mortgages than government issued mortgages because private issuer mortgage loans often do not meet the underwriting standards of government-issued mortgages. Private issuer mortgage-backed securities may include loans on commercial or residential properties.
A Portfolio may invest in securities issued or guaranteed by the US government or its agencies and instrumentalities, such as the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), or the Federal Home Loan Mortgage Corporation (Freddie Mac). Unlike Ginnie Mae securities, securities issued or guaranteed by US government-related organizations such as Fannie Mae or Freddie Mac are not backed by the full faith and credit of the US government, and no assurance can be given that the US government would provide financial support to such securities.
Asset Transfer Program Risk. The Portfolios may be used in connection with certain benefit programs under the Contracts. In order for the Participating Insurance Companies to manage the guarantees offered in connection with these benefit programs, the Participating Insurance Companies generally require Contract owners to participate in certain specialized asset transfer programs under which the Participating Insurance Companies will monitor each Contract owner’s account value and, if necessary, will systematically transfer amounts among investment options. The transfers are based on pre-determined, non-discretionary mathematical formulas which generally focus on the amounts guaranteed at specific future dates or the present value of the estimated lifetime payments to be made.
As an example of how the asset transfer formulas operate under certain market environments, a downturn in the equity markets (i.e., a reduction in a Contract owner’s account value within the selected investment options) and certain market return scenarios involving “flat” returns over a period of time may cause the Participating Insurance

Companies to transfer some or all of such Contract owner’s account value to a fixed-income investment option. In general terms, such transfers are designed to ensure that an appropriate percentage of the projected guaranteed amounts are supported by fixed-income investments. For more information on the benefit programs and asset transfer formulas, please see your Contract prospectus.
These formulas may result in large-scale asset flows into and out of the Portfolios, which, in certain instances, could adversely affect the Portfolios, including their risk profiles, expenses and performance. For example, the asset flows may adversely affect performance by requiring a Portfolio to purchase or sell securities at inopportune times, by otherwise limiting a subadviser’s ability to fully implement a Portfolio’s investment strategies, or by requiring a Portfolio to hold a larger portion of its assets in highly liquid securities that it otherwise would hold. The asset flows may also result in relatively low asset levels and relatively high operating expense ratios for a Portfolio. The efficient operation of the asset flows depends on active and liquid markets. If market liquidity is strained, the assets flows may not operate as intended. For example, it is possible that illiquid markets or other market stress could cause delays in the transfer of cash from one Portfolio to another Portfolio, which in turn could adversely affect performance.
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of one or more underlying investments, such as an asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies, and currency exchange rates. Derivatives in which the Portfolios may invest include exchange-traded instruments as well as privately negotiated instruments, also called over-the-counter instruments. Examples of derivatives include options, futures, forward agreements, interest rate swap agreements, credit default swap agreements, and credit-linked securities. A Portfolio may, but is not required to, use derivatives to earn income or enhance returns, manage or adjust its risk profile, replace more traditional direct investments, or obtain exposure to certain markets. The use of derivatives to seek to earn income or enhance returns may be considered speculative.
The use of derivatives involves a variety of risks and costs that are different from, or possibly greater than, investing directly in traditional equity and debt securities, including:
■	Counterparty credit risk. There is a risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to a Portfolio. This risk is especially important in the context of privately negotiated instruments. For example, a Portfolio would be exposed to counterparty credit risk to the extent it enters into a credit default swap, that is, it purchases protection against a default by a debt issuer, and the swap counterparty does not maintain adequate reserves to cover such a default.
■	Leverage risk. Certain derivatives and related trading strategies create debt obligations similar to borrowings, and therefore create, leverage. Leverage can result in losses to a Portfolio that exceed the amount the Portfolio originally invested. To mitigate leverage risk, a Portfolio will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause a Portfolio to liquidate Portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation or coverage requirements.
■	Liquidity and valuation risk. Certain exchange-traded derivatives may be difficult or impossible to buy or sell at the time that the seller would like, or at the price that the seller believes the derivative is currently worth. Privately negotiated instruments may be difficult to terminate, and from time to time, a Portfolio may find it difficult to enter into a transaction that would offset the losses incurred by another derivative that it holds. Derivatives, and especially privately negotiated instruments, also involve the risk of incorrect valuation (that is, the value assigned to the derivative may not always reflect its risks or potential rewards).
■	Hedging risk. Hedging is a strategy in which a Portfolio uses a derivative to offset the risks associated with its other portfolio holdings. While hedging can reduce losses, it can also reduce or eliminate gains or magnify losses if the market moves in a manner different from that anticipated by the Portfolio. Hedging also involves the risk that changes in the value of the derivative will not match the value of the holdings being hedged, to the extent expected by the Portfolio, in which case any losses on the holdings being hedged may not be reduced and in fact may be increased. No assurance can be given that any hedging strategy will reduce risk or that hedging transactions will be either available or cost effective. A Portfolio is not required to use hedging and may choose not to do so.
■	Commodity risk. A commodity-linked derivative instrument is a financial instrument, the value of which is determined by the value of one or more commodities, such as precious metals and agricultural products, or an index of various commodities. The prices of these instruments historically have been affected by, among other things, overall market movements or fluctuations, such as demand, supply disruptions and speculation, and changes in interest and exchange rates. Commodity-linked derivative instruments may be more volatile than investments in traditional equity and debt securities.
Equity Securities Risk. There is a risk that the value of a particular stock or equity-related security held by a Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’s financial condition. In addition to an individual stock losing value, the value of the equity markets or a sector of those markets in which the Portfolio invests could go down. A Portfolio’ s holdings can vary from broad market indexes, and the performance of a Portfolio can deviate from the performance of such indexes. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments. Such events may result in losses to a Portfolio.
Exchange-Traded Funds (ETF) Risk. The Portfolios may invest in ETFs as an efficient means of carrying out its investment strategies. As with mutual funds (i.e., funds that are not exchange-traded), ETFs charge asset-based fees that a Portfolio will indirectly bear as a result of its investment in an ETF. ETFs are traded on stock exchanges or on the over-the-counter market. ETFs do not charge initial sales charges or redemption fees and investors pay only customary brokerage fees to buy and sell ETF shares.
An investment in an ETF generally presents the same primary risks as an investment in a mutual fund that has the same investment objectives, strategies and policies. In addition, ETFs may be subject to the following risks: (i) the market price of an ETF’s shares may trade above or below their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such an action appropriate, the shares are delisted from the exchange or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally. The price of an ETF can fluctuate, and a Portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down.
Expense Risk. Your actual cost of investing in a Portfolio may be higher than the expenses shown in “Annual Portfolio Operating Expenses” for a variety of reasons. For example, portfolio operating expense ratios may be higher than those shown if a Portfolio’s average net assets decrease, fee waivers or expense limitations change, or the Portfolio incurs more expenses than expected.
Fixed income Securities Risk. Investment in fixed income securities involves a variety of risks, including credit risk, liquidity risk and interest rate risk.
■	Credit risk. Credit risk is the risk that an issuer or guarantor of a security will be unable to pay principal and interest when due, or that the value of the security will suffer because investors believe the issuer is less able to make required principal and interest payments. Credit ratings are intended to provide a measure of credit risk. However, credit ratings are only the opinions of the credit rating agency issuing the ratings and are not guarantees as to quality. The lower the rating of a debt security held by a Portfolio, the greater the degree of credit risk that is perceived to exist by the credit rating agency with respect to that security. Increasing the amount of Portfolio assets allocated lower-rated securities generally will increase the credit risk to which a Portfolio is subject. Information on the ratings issued to debt securities by certain credit rating agencies is included in Appendix I to this Prospectus. Not all securities are rated. In the event that the relevant credit rating agencies assign different ratings to the same security, a Portfolio’s subadviser may determine which rating it believes best reflects the security’s quality and risk at that time. Some but not all US government securities are insured or guaranteed by the US government, while others are only insured or guaranteed by the issuing agency, which must rely on its own resources to repay the debt. Although credit risk may be lower for US government securities than for other investment-grade securities, the return may be lower.
■	Liquidity risk. Liquidity risk is the risk that a Portfolio may not be able to sell some or all of the securities it holds, either at the price it values the security or at any price. Liquidity risk also includes the risk that there may be delays in selling a security, if it can be sold at all.
■	Interest rate risk. Interest rate risk is the risk that the rates of interest income generated by the fixed income investments of a Portfolio may decline due to a decrease in market interest rates and that the market prices of the fixed income investments of a Portfolio may decline due to an increase in market interest rates. Generally, the longer the maturity of a fixed income security, the greater is the decline in its value when rates increase. As a result, portfolios with longer durations and longer weighted average maturities generally have more volatile share prices than portfolios with shorter durations and shorter weighted average maturities. The prices of fixed income securities generally move in the opposite direction to that of market interest rates. Certain securities acquired by a Portfolio may pay interest at a variable rate or the principal amount of the security periodically adjusts according to the rate of inflation or other measure. In either case, the interest rate at issuance is generally lower than the fixed interest rate of bonds of similar seniority from the same issuer; however, variable interest rate securities generally are subject to a lower risk that their value will decrease during periods of increasing interest rates and increasing inflation.
Foreign Investment Risk. Investment in foreign securities generally involve more risk than investing in securities of US issuers. Foreign securities include investments in securities of foreign issuers denominated in foreign currencies, as well as securities of foreign issuers denominated in US dollars and American Depositary Receipts.
Foreign investment risk includes the following risks:
■	Currency risk. Changes in currency exchange rates may affect the value of foreign securities held by a Portfolio. Currency exchange rates can be volatile and affected by, among other factors, the general economic conditions of a country, the actions of the US and non-US governments or central banks, the imposition of currency controls, and speculation. A security may be denominated in a currency that is different from the currency of the country where the issuer is domiciled. Changes in currency exchange rates may affect the value of foreign securities held by a Portfolio. If a foreign currency grows weaker relative to the US dollar, the value of securities denominated in that foreign currency generally decreases in terms of US dollars. If a Portfolio does not correctly anticipate changes in exchange rates, its share price could decline as a result. A Portfolio may from time to time attempt to hedge a portion of its currency risk using a variety of techniques, including currency futures, forwards, and options. However, these instruments may not always work as intended, and in certain cases a Portfolio may be exposed to losses that are greater than the amount originally invested. For most emerging market currencies, suitable hedging instruments may not be available.
■	Emerging market risk. Countries in emerging markets (e.g., South America, Eastern and Central Europe, Africa and the Pacific Basin countries) may have relatively unstable governments, economies based on only a few industries and securities markets that trade a limited number of securities. Securities of issuers located in these countries tend to have volatile prices and offer the potential for substantial loss as well as gain. In addition, these securities may be less liquid than investments in more established markets as a result of inadequate trading volume or restrictions on trading imposed by the governments of such countries. Emerging markets may also have increased risks associated with clearance and settlement. Delays in settlement could result in periods of uninvested assets, missed investment opportunities or losses for a Portfolio.
■	Foreign market risk. Foreign markets tend to be more volatile than US markets and are generally not subject to regulatory requirements comparable to those in the US In addition, foreign markets are subject to differing custody and settlement practices. Foreign markets are subject to bankruptcy laws different than those in the US, which may result in lower recoveries for investors.
■	Information risk. Financial reporting standards for companies based in foreign markets usually differ from those in the US
■	Liquidity and valuation risk. Stocks that trade less frequently can be more difficult or more costly to buy, or to sell, than more liquid or active stocks. This liquidity risk is a function of the trading volume of a particular stock, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than US markets. This can make buying and selling certain securities more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell a security in an orderly fashion at a price that approaches an estimate of its value.
■	Political risk. Political developments may adversely affect the value of a Portfolio’s foreign securities. In addition, some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits. In addition, a Portfolio’s investments in foreign securities may be subject to the risk of nationalization or expropriation of a foreign corporation’s assets, imposition of currency exchange controls, or restrictions on the repatriation of non-US currency, confiscatory taxation, political or financial instability and adverse diplomatic developments. These risks are heightened in all respects with respect to investments in foreign securities issued by foreign corporations and governments located in developing countries or emerging markets.

■	Regulatory risk. Some foreign governments regulate their exchanges less stringently than the US, and the rights of shareholders may not be as firmly established as in the US In general, less information is publicly available about foreign corporations than about US companies.
■	Taxation risk. Many foreign markets are not as open to foreign investors as US markets. A Portfolio may be required to pay special taxes on gains and distributions that are imposed on foreign investors. Payment of these foreign taxes may reduce the investment performance of a Portfolio.
Fund of Funds Risk. A Portfolio that is structured as a “fund of funds” invests primarily in other Portfolios, which we refer to as “Underlying Portfolios.” In addition to the risks associated with the investment in the Underlying Portfolios, these Portfolios are subject to the following risks:
■	To the extent that a Portfolio concentrates its assets among Underlying Portfolios that invest principally in one or several asset classes, a Portfolio may from time to time underperform mutual funds exposed primarily to other asset classes. For example, a Portfolio may be overweighed in the equity asset class when the stock market is falling and the fixed income market is rising. Likewise, a Portfolio may be overweighted in the fixed income asset class when the fixed income market is falling and the stock market is rising.
■	The ability of a Portfolio to achieve its investment objective depends on the ability of the selected Underlying Portfolios to achieve their investment objectives. There is a risk that the selected Underlying Portfolios will underperform relevant markets, relevant indices, or other portfolios with similar investment objectives and strategies.
■	The performance of a Portfolio may be affected by large purchases and redemptions of Underlying Portfolio shares. For example, large purchases and redemptions may cause an Underlying Portfolio to hold a greater percentage of its assets in cash than other portfolios pursuing similar strategies, and large redemptions may cause an Underlying Portfolio to sell assets at inopportune times. Underlying Portfolios that have experienced significant redemptions may, as a result, have higher expense ratios than other portfolios pursuing similar strategies. The Investment Managers and a Portfolio’s subadviser(s) seek to minimize the impact of large purchases and redemptions of Underlying Portfolio shares, but their abilities to do so may be limited.
■	There is a potential conflict of interest between a Portfolio and its Investment Managers and a Portfolio’s subadviser(s). Because the amount of the investment management fees to be retained by the Investment Managers and their affiliates may differ depending upon which Underlying Portfolios are used in connection with a Portfolio, there is a potential conflict of interest for the Investment Managers and a Portfolio’ s subadviser(s) in selecting the Underlying Portfolios. In addition, the Investment Managers and a Portfolio’s subadviser(s) may have an incentive to take into account the effect on an Underlying Portfolio in which the Portfolio may invest in determining whether, and under what circumstances, to purchase or sell shares in that Underlying Portfolio. Although the Investment Managers and a Portfolio’s subadviser(s) take steps to address the potential conflicts of interest, it is possible that the potential conflicts could impact the Portfolios.
Investment Style Risk. Securities of a particular investment style, such as growth or value, tend to perform differently and shift into and out of favor depending on market and economic conditions and investor sentiment, and tend to go through cycles of performing better—or worse—than other segments of the stock market or the overall stock market. As a result, a Portfolio’s performance may at times be worse than the performance of other portfolios that employ different investment styles.
Due to their relatively high valuations, growth stocks are typically more volatile than value stocks. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, share prices may decline significantly, even if earnings do increase. Further, growth stocks may not pay dividends or may pay lower dividends than value stocks. This means they depend more on price changes for returns and may be more adversely affected in a down market compared to value stocks that pay higher dividends.
There is a risk that the value investment style may be out of favor for a period of time, that the market will not recognize a security’s intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced. Historically, value stocks have performed best during periods of economic recovery.
High-Yield Risk. Investments in high-yield securities and unrated securities of similar credit quality (commonly known as “high yield securities” or “junk bonds”) may be subject to greater levels of interest rate, credit and liquidity risk than investments in investment grade securities. High-yield securities are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for high-yield securities and reduce a Portfolio’s ability to sell its high-yield securities. In addition, the market for lower-rated bonds may be thinner and less active than the market for higher-rated bonds, and the prices of lower-rated bonds may fluctuate more than the prices of higher-rated bonds, particularly in times of market stress.
Industry/Sector Risk. A Portfolio that invests in a single market sector or industry can accumulate larger positions in a single issuer or an industry sector. As a result, the Portfolio's performance may be tied more directly to the success or failure of a smaller group of portfolio holdings.
Leverage Risk. Leverage is the investment of borrowed cash. When using leverage, a Portfolio receives any profit or loss on the amount borrowed and invested, but remains obligated to repay the amount borrowed plus interest. The effect of using leverage is to amplify a Portfolio’s gains and losses in comparison to the amount of a Portfolio’s assets (that is, assets other than borrowed assets) at risk, thus causing the Portfolio to be more volatile. Certain transactions may give rise to a form of leverage. Examples of such transactions include borrowing, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment contracts. To mitigate leverage risk, a Portfolio may segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause a Portfolio to liquidate Portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation or coverage requirements.
License Risk. A Portfolio, the Investment Managers or a subadviser may rely on licenses from third parties that permit the use of intellectual property in connection with the Portfolio’s investment strategies. Such licenses may be terminated by the licensors under certain circumstances, and, as a result, a Portfolio may have to change its investment strategies. Accordingly, the termination of a license may have a significant effect on the operation of the affected Portfolio.
Liquidity and Valuation Risk. From time to time, a Portfolio may hold one or more securities for which there are no or few buyers and sellers or the securities are subject to limitations on transfer. In those cases, a Portfolio may have difficulty determining the values of those securities for the purpose of determining a Portfolio’s net asset value. A Portfolio also may have difficulty disposing of those securities at the values determined by the Portfolio for the purpose of determining the Portfolio’s net asset value, especially during periods of significant net redemptions of Portfolio shares. For example, private equity investments and private real estate-related investments are generally considered illiquid and generally cannot be readily sold. As a result, private real estate-related investments owned by a Portfolio may be valued at fair value pursuant to guidelines established by the Portfolio’s Board of Trustees. No assurance can be given that the fair value prices accurately reflect the price a Portfolio would receive upon the sale of the investment.
Portfolios with principal investment strategies that involve foreign securities, private placement investments, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity and valuation risk.
Liquidity and Valuation Risk Of Private Real Estate-Related Investments. Private real estate-related investments are generally considered illiquid and generally cannot be readily sold. As a result, private real estate-related investments owned by the Global Real Estate Portfolio will be valued at fair value pursuant to guidelines established by the Fund's Board of Trustees. The guidelines incorporate periodic independent appraised value of the properties, but an appraisal is only an estimate of market value. No assurance can be given that the fair value prices accurately reflect the price a Portfolio would receive upon the sale of the investment.
Market and Management Risk. Market risk is the risk that the markets in which the Portfolios invest will experience market volatility and go down in value, including the possibility that a market will go down sharply and unpredictably. All markets go through cycles, and market risk involves being on the wrong side of a cycle. Factors affecting market risk include political events, broad economic and social changes, and the mood of the investing public. If investor sentiment turns negative, the price of all securities may decline. Management risk is the risk that the investment strategy or PI or a subadviser will not work as intended. All decisions by PI or a subadviser require judgment and are based on imperfect information. In addition, Portfolios managed using an investment model are subject to the risk that the investment model may not perform as expected.
Merger Arbitrage Securities and Distressed Companies Risk. A merger or other restructuring, or a tender or exchange offer, proposed or pending at the time a Portfolio invests in merger arbitrage securities may not be completed on the terms or within the time frame contemplated, resulting in losses to a Portfolio. Debt obligations of distressed companies typically are rated below investment grade, unrated, in default or close to default and are generally more likely to become worthless than the securities of more financially stable companies.
Mid-Sized Company Risk. The shares of mid-sized companies tend to trade less frequently than those of larger, more established companies, which can have an adverse effect on the pricing of these securities and on a Portfolio’s ability to sell the securities. Changes in the demand for these securities generally have a disproportionate effect on their market price, tending to make prices rise more in response to buying demand and fall more in response to selling pressure. Such investments also may be more volatile than investments in larger companies, as mid-sized companies generally experience higher growth and failure rates, and typically have less access to capital.
Mortgage-Backed Securities Risk. A mortgage-backed security is a specific type of asset-backed security - one backed by mortgage loans on residential and/or commercial real estate. Therefore, they have many of the risk characteristics of asset-backed securities, including prepayment and extension risks, as well as interest rate, credit and liquidity risk. Because they are backed by mortgage loans, mortgage-backed securities also have risks related to real estate, including significant sensitivity to changes in real estate prices and interest rates and, in the case of commercial mortgages, office and factory occupancy rates. Many mortgage-backed securities are issued by federal government agencies such as Government National Mortgage Association, also known as Ginnie Mae, or by government-sponsored enterprises such as Federal Home Loan Mortgage Corporation (Freddie Mac) or Federal National Mortgage Association (Fannie Mae). Currently, Freddie Mac and Fannie Mae are in government conservatorship. Private issuer mortgage-backed securities may include loans on commercial or residential properties.
Non-Diversification Risk. A Portfolio is considered “diversified” if, with respect to 75 percent of its total assets, it invests no more than 5 percent of its total assets in the securities of one issuer, and its investments in such issuer represent no more than 10 percent of that issuer’s outstanding voting securities. To the extent that a Portfolio is not diversified, there is a risk that the Portfolio may be adversely affected by the performance of relatively few securities or the securities of a single issuer. A non-diversified Portfolio is therefore more exposed to losses caused by a smaller group of portfolio holdings than a diversified portfolio.
Real Estate Risk. Investments in REITs and real estate-linked derivative instruments will subject a Portfolio to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses. An investment in a real estate-linked derivative instrument that is linked to the value of a REIT is subject to additional risks, such as poor performance by the manager of the REIT, adverse changes to the tax laws, or failure by the REIT to qualify for tax-free pass-through of income under the tax laws. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property and, as a result, may be more exposed to events that adversely affect such properties or areas than REITs that invest more broadly.
Recent Events Risk. The ongoing financial and debt crises have caused increased volatility and significant declines in the value and liquidity of many securities in US and foreign financial markets. This environment could make identifying investment risks and opportunities especially difficult. These market conditions may continue or get worse. In response to these crises, the US and other governments, and their agencies and instrumentalities such as the Federal Reserve and certain foreign central banks, have taken steps to support financial markets. The reduction or withdrawal of these measures could negatively affect the overall economy and/or the value and liquidity of certain securities. In addition, the impact of legislation enacted in the United States calling for reform of many aspects of financial regulation, and the corresponding regulatory changes on the markets and the practical implications for market participants, may not be known for some time.
Short Sale Risk. A Portfolio that sells a security short in effect borrows and then sells the security with the expectation that it will later repurchase the security at a lower price and then return the amount borrowed with interest. In contrast, when a Portfolio buys a security long, it purchases the security with cash with the expectation that it later will sell the security at a higher price. A Portfolio that enters into short sales exposes the Portfolio to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Portfolio. Theoretically, the amount of these losses can be unlimited, although for fixed income securities an interest rate of 0% forms an effective limit on how high a security’s price would be expected to rise. Although a Portfolio may try to reduce risk by holding both long and short positions at the same time, it is possible that the Portfolio’s securities held long will decline in value at the same time that the value of the Portfolio’s securities sold short increases, thereby increasing the potential for loss.
Small Sized Company Risk. The shares of small sized companies tend to trade less frequently than those of larger, more established companies, which can have an adverse effect on the price of these securities and on a Portfolio’s ability to sell these securities. Changes in the demand for these securities generally have a disproportionate effect on their market price, tending to make prices rise more in response to buying demand and fall more in response to selling pressure. Such investments also may be more volatile than investments in larger companies, as smaller companies generally experience higher growth and failure rates, and typically have less diversified product lines, less experienced senior management, and less access to capital than larger companies. In the case of small sized technology companies, the risks associated with technology company stocks, which tend to be more volatile than other sectors, are magnified.
Small and Medium Sized Company Risk. The shares of small and medium sized companies tend to trade less frequently than those of larger, more established companies, which can have an adverse effect on the price of these securities and on a Portfolio’s ability to sell these securities. Changes in the demand for these securities generally have a disproportionate effect on their market price, tending to make prices rise more in response to buying demand and fall more in response to selling pressure. Such investments also may be more volatile than investments in larger companies, as smaller and medium sized companies generally experience higher growth and failure rates, and typically have less diversified product lines, less experienced senior management, and less access to capital than larger companies. In the case of small sized technology companies, the risks associated with technology company stocks, which tend to be more volatile than other sectors, are magnified.
Value Style Risk. There is a risk that the value investment style may be out of favor for a period of time, that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced. Historically, value stocks have performed best during periods of economic recovery.

HOW THE FUND IS MANAGED
Board of Trustees
The Board oversees the actions of the investment managers and the Subadvisers and decides on general policies. The Board also oversees the Fund's officers who conduct and supervise the daily business operations of the Fund.
Investment Managers
Prudential Investments LLC (PI) Gateway Center Three, 100 Mulberry Street, Newark, New Jersey, and AST Investment Services, Inc. (ASTIS) One Corporate Drive, Shelton, Connecticut, and serve as co-investment managers of the Fund. PI and ASTIS serve as co-investment managers for each Portfolio of the Fund, except for AST AQR Emerging Markets Equity Portfolio and AST Schroders Global Tactical Portfolio, for which PI serves as the sole investment manager. ASTIS has been in business providing advisory services since 1992. PI has been in business providing advisory services since 1996.
The Fund's Investment Management Agreements, on behalf of each Portfolio, with AST and PI, as applicable (the Management Agreements), provide that the Investment Managers will furnish each applicable Portfolio with investment advice and administrative services subject to the supervision of the Board and in conformity with the stated policies of the applicable Portfolio. The investment managers must also provide, or obtain and supervise, the executive, administrative, accounting, custody, transfer agent and shareholder servicing services that are deemed advisable by the Board.
The Investment Managers have engaged the Subadvisers to conduct the investment programs of the Portfolios, including the purchase, retention and sale of portfolio securities and other financial instruments. The Investment Managers are responsible for monitoring the activities of the Subadvisers and reporting on such activities to the Board. The Fund has obtained an exemption from the SEC that permits the Investment Managers, subject to approval by the Board, to change Subadvisers for a Portfolio by: (i) entering into new subadvisory agreements with non-affiliated subadvisers, without obtaining shareholder approval of such changes (note: the exemption does not apply to the AST Franklin Templeton Founding Funds Allocation Portfolio; shareholder approval of new subadvisory agreements for this Portfolio only is required) and (ii) entering into new subadvisory agreements with affiliated subadvisers with shareholder approval of such changes. This exemption (which is similar to exemptions granted to other investment companies that are organized in a manner similar to the Fund) is intended to facilitate the efficient supervision and management of the Subadvisers by the investment managers and the Board. PI also participates in the day-to-day management of several Portfolios, a noted both in the Summary section for the relevant Portfolios earlier in this Prospectus and the “Portfolio Managers” section later in this Prospectus.
If there is more than one subadviser for a Portfolio, the Investment Managers will determine the division of the assets for that Portfolio among the applicable Subadvisers under normal conditions. All daily cash inflows (that is, purchases and reinvested distributions) and outflows (that is, redemptions and expense items) will be divided among such Subadvisers as the Investment Managers deem appropriate. The Investment Managers may change the target allocation of assets among Subadvisers, transfer assets between Subadvisers, or change the allocation of cash inflows or cash outflows among Subadvisers for any reason and at any time without notice. As a consequence, the investment managers may allocate assets or cash flows from a portfolio segment that has appreciated more to another portfolio segment.
Reallocations of assets among the Subadvisers and PI may result in additional costs since sales of securities may result in higher portfolio turnover. Also, because the Subadvisers and PI select portfolio securities independently, it is possible that a security held by a portfolio segment may also be held by another portfolio segment of the Portfolio or that certain Subadvisers or PI may simultaneously favor the same industry. PI will monitor the overall portfolio to ensure that any such overlaps do not create an unintended industry concentration. In addition, if a Subadviser or the Investment Managers buy a security as another Subadviser or PI sells it, the net position of the Portfolio in the security may be approximately the same as it would have been with a single portfolio and no such sale and purchase, but the Portfolio will have incurred additional costs. The investment managers will consider these costs in determining the allocation of assets or cash flows. The investment managers will consider the timing of asset and cash flow reallocations based upon the best interests of each Portfolio and its shareholders.
A discussion regarding the basis for the Board's approval of the Fund's investment advisory agreements is available in the Fund's semi-annual report (for agreements approved during the six month period ended June 30) and in the Fund's annual report (for agreements approved during the six month period ended December 31).
Investment Management Fees
Set forth below are the total effective annualized investment management fees paid (as a percentage of average net assets) by each Portfolio of the Fund to the investment managers during 2012:
AST Cohen & Steers Realty	1.00%
AST Large-Cap Value	0.68%
AST Marsico Capital Growth	0.90%
AST PIMCO Limited Maturity Bond	0.65%
AST PIMCO Total Return Bond	0.65%
AST Preservation Asset Allocation	0.14%
AST Small-Cap Growth	0.90%
AST Small-Cap Value	0.90%
AST T. Rowe Price Large-Cap Growth	0.87%
AST T. Rowe Price Natural Resources	0.90%

Investment Subadvisers
The Portfolios of the Fund each have one more or more investment Subadvisers providing the day-to-day investment management of the Portfolio. PI also participates in the day-to-day management of several Portfolios, as noted in the “Portfolio Managers” section later in this Prospectus. The investment managers pay each investment Subadviser a subadvisory fee out of the fee that the investment managers receive from the Fund. The investment Subadvisers for each Portfolio of the Fund are described below:
ClearBridge Investments, LLC (ClearBridge) has offices at 620 8th Avenue, New York, New York, 10018. ClearBridge is a wholly-owned subsidiary of Legg Mason. Legg Mason, whose principal executive offices are at 100 International Drive, Baltimore, Maryland 21202, is a global asset management company. As of December 31, 2012, ClearBridge had assets under management of approximately $57.169 billion.
Cohen & Steers Capital Management, Inc. (Cohen & Steers) is a manager of income-oriented equity portfolios specializing in U.S. and international real estate securities, large cap value stocks, utilities and listed infrastructure, and preferred securities. As of December 31, 2012, Cohen & Steers managed approximately $45.8 billion in assets. Cohen & Steers is a wholly owned subsidiary of Cohen & Steers, Inc. (“CNS”), a publicly traded company whose common stock is listed on the New York Stock Exchange. Cohen & Steers' address is 280 Park Avenue, New York, New York 10017.
Eagle Asset Management, Inc. (Eagle) is a wholly-owned subsidiary of Raymond James Financial, Inc. that was founded in 1976. Eagle employs approximately 40 investment professionals, and has approximately $20.7 billion in assets under management as of December 31, 2012. Eagle's address is 880 Carillon Parkway, St. Petersburg, Florida 33716.
Eaton Vance Management (Eaton Vance) is one of the oldest financial services firms in the United States, with a history dating to 1924. Eaton Vance was created in 1979 by the merger of two Boston-based investment management companies—Eaton Howard, Inc. (founded in 1924) and Vance Sanders Company, Inc. (founded in 1934). As such, Eaton Vance is the product of a union between two Boston-based money managers whose roots date to the founding days of the U.S. investment management industry. Eaton Vance, a wholly-owned subsidiary of Eaton Vance Corp., has its principal offices at Two International Place, Boston, Massachusetts 02110. As of December 31, 2011, Eaton Vance and its affiliates had over $180 billion in assets under management.
Emerald Mutual Fund Advisers Trust (Emerald) is a wholly-owned subsidiary of Emerald Advisers, Inc. (Emerald Advisers) and was established to allow for Emerald Advisers to serve in a sub-advisor capacity for mutual fund and other registered investment companies. Emerald Advisers has been providing professional advisory services to institutional investors, high net worth individuals and the overall general public through quality separate account management and sub-advised mutual funds since 1992. As of December 31, 2012, Emerald Advisers had approximately $2.0 billion in assets under management. Emerald is located at 3175 Oregon Pike, Leola, Pennsylvania 17540.
Hotchkis and Wiley Capital Management, LLC (Hotchkis and Wiley) is a registered investment adviser, the primary members of which are HWCap Holdings, a limited liability company whose members are current and former employees of Hotchkis and Wiley and Stephens-HW, LLC, a limited liability company whose primary member is SF Holding Corp., which is a diversified holding company. As of December 31, 2012, Hotchkis and Wiley had approximately $18.8 billion in assets under management. Hotchkis and Wiley's address is 725 South Figueroa Street, 39th Floor, Los Angeles, California 90017-5439.
J.P. Morgan Investment Management Inc. (J.P. Morgan) is an indirect wholly-owned subsidiary of J.P. Morgan Chase Co., a publicly held bank holding company and global financial services firm. J.P. Morgan manages assets for governments, corporations, endowments, foundations and individuals worldwide. As of December 31, 2012, J.P. Morgan and its affiliated companies had approximately $1.4 trillion in assets under management worldwide. J.P. Morgan's address is 270 Park Avenue, New York, New York 10017.

Lee Munder Capital Group, LLC (LMCG), an SEC registered investment adviser located at 200 Clarendon Street, 28th Floor, Boston, Massachusetts 02116, was founded in 2000. In 2009, LMCG became an affiliate of Convergent Capital Management LLC (CCM) which acquired a majority ownership stake in the firm. As of December 31, 2012, LMCG managed approximately $5.0 billion in assets under management and advisement.
Marsico Capital Management, LLC (Marsico), located at 1200 17th Street, Suite 1600, Denver, Colorado 80202, is an independent, registered investment adviser. Marsico was organized in September 1997 as a Delaware limited liability company and provides investment management services to mutual funds and private accounts. As of December 31, 2012, Marsico had approximately $26.7 billion under management.
Pacific Investment Management Company LLC (PIMCO) is a majority-owned subsidiary of Allianz Asset Management with a minority interest held by PIMCO Partners, LLC, a California limited liability company. Prior to December 31, 2011, Allianz Asset Management was named Allianz Global Investors of America L.P. PIMCO Partners, LLC is owned by the current managing directors and executive management of PIMCO. Through various holding company structures, Allianz Asset Management is majority owned by Allianz SE. As of December 31, 2012, PIMCO managed $2.003 trillion in assets. PIMCO's address is 840 Newport Center Drive, Newport Beach, California 92660.
Quantitative Management Associates LLC (QMA) is a wholly owned subsidiary of PIM. QMA manages equity and balanced portfolios for institutional and retail clients. As of December 31, 2012, QMA managed $86.3 billion in assets, including $41.2 billion that QMA, as a balanced manager, allocated to investment vehicles advised by affiliated and unaffiliated managers. QMA's address is Gateway Center Two, 100 Mulberry Street, Newark, New Jersey 07102.
T. Rowe Price Associates, Inc. (T. Rowe Price) and its affiliates managed approximately $576.8 billion in assets as of December 31, 2012. T. Rowe Price's address is 100 East Pratt Street, Baltimore, Maryland 21202.
T. Rowe Price International Ltd. (T. Rowe Price International), was organized in 2000 as a United Kingdom corporation and is a wholly owned subsidiary of T. Rowe Price. In 2010, the corporation changed its name from T. Rowe Price Global Investment Services Limited to T. Rowe Price International Ltd. T. Rowe Price International is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, and is also registered or licensed with the U.K. Financial Services Authority, the Kanto Local Finance Bureau, and the Financial Services Agency of Japan. T. Rowe Price International is headquartered in London and has several other branch offices around the world.

Portfolio Managers
Information about the portfolio managers responsible for the day-to-day management of the Fund's Portfolios is set forth below.
In addition to the information set forth below, the SAI provides additional information about each Portfolio Manager's compensation, other accounts managed by each Portfolio Manager, and each Portfolio Manager's ownership of shares of the Fund's Portfolios.
AST Cohen & Steers Realty Portfolio
The portfolio managers responsible for the day-to-day management of the Portfolio are: Martin Cohen, Robert H. Steers, Joseph M. Harvey, Jon Y. Cheigh, and Thomas Bohjalian.
Martin Cohen, co-chairman and co-CEO, is a senior portfolio manager for all of Cohen & Steers' portfolios and a member of the firm's investment committee. Prior to co-founding the firm in 1986 with Mr. Steers, Mr. Cohen was a senior vice president and portfolio manager at National Securities and Research Corporation from 1984 to 1986, where, in 1985, he and Mr. Steers organized and managed the nation's first real estate securities mutual fund. Mr. Cohen has a BS degree from the City College of New York and an MBA degree from New York University. He has served as a member of the Board of Governors of the National Association of Real Estate Investment Trusts. In 2001, he was the recipient of the National Association of Real Estate Investment Trusts Industry Achievement Award. He is based in New York.
Robert H. Steers, co-chairman and co-CEO, is a senior portfolio manager for all of Cohen & Steers' portfolios and a member of the firm's investment committee. Prior to co-founding the firm in 1986 with Mr. Cohen, Mr. Steers was a senior vice president and the chief investment officer of National Securities and Research Corporation from 1982 to 1986, where, in 1985, he and Mr. Cohen organized and managed the nation's first real estate securities mutual fund. Mr. Steers has a BS degree from Georgetown University and an MBA degree from George Washington University. He is based in New York.
Joseph M. Harvey, president, is global chief investment officer and senior portfolio manager for all of Cohen & Steers' portfolios and a member of the firm's investment committee. Prior to joining the firm in 1992, Mr. Harvey was a vice president with Robert A. Stanger & Co. for five years, where he was an analyst specializing in real estate and related securities for the firm's research and consulting activities. Mr. Harvey has a BSE degree from Princeton University. He is based in New York.
Jon Cheigh, Executive Vice President, is a global portfolio manager for the firm’s real estate securities portfolios and oversees the global research process for real estate securities. He has 18 years of experience. Prior to joining Cohen & Steers in 2005, Mr. Cheigh was a vice president and senior REIT analyst for two years at Security Capital Research & Management. Previously, he was a vice president of real estate acquisitions at InterPark and an acquisitions associate at Urban Growth Property Trust, two privately held REITs. Mr. Cheigh holds a BA cum laude from Williams College and an MBA from the University of Chicago. He is based in New York.
Thomas Bohjalian, CFA,  Executive Vice President, is a portfolio manager for the firm’s real estate securities portfolios and oversees the research process for U.S. real estate securities. He has 23 years of experience. Prior to joining Cohen & Steers in 2002, Mr. Bohjalian was a vice president and REIT analyst for five years at AEW Capital Management. Mr. Bohjalian holds both a BS and an MBA from Northeastern University. He is based in New York.
Cohen & Steers utilizes a team-based approach in managing the Fund. Mr. Cohen, Mr. Steers and Mr. Harvey are the leaders of this team. Mr. Cheigh and Mr. Bohjalian direct and supervise the execution of the Fund's investment strategy.
AST Dynamic Asset Allocation Portfolios
■	AST Balanced Asset Allocation Portfolio
■	AST Capital Growth Asset Allocation Portfolio

■	AST Defensive Asset Allocation Portfolio
■	AST Preservation Asset Allocation Portfolio
The Investment Managers typically use teams of portfolio managers and analysts to manage each Portfolio. The following portfolio managers share overall responsibility for coordinating the Portfolios' activities, including determining appropriate asset allocations and Underlying Portfolio weights, reviewing overall Portfolio compositions for compliance with stated investment objectives and strategies, and monitoring cash flows.
PI. Brian Ahrens is a portfolio manager for the AST Dynamic Asset Allocation Portfolios and Senior Vice President and Head of the Strategic Investment Research Group of Prudential Investments. He focuses on portfolio risk oversight, manager fulfillment, and the allocation of assets among managers. Mr. Ahrens oversees a staff of 17 investment professionals who focus on investment consulting, portfolio construction, and risk oversight activities. Mr. Ahrens has been with Prudential for over 15 years. Mr. Ahrens earned his MBA in Finance from the Stern School of Business at New York University. He graduated from James Madison University with a double major in Finance and German. He is series 7, series 24 and series 63 certified, CIMA certified, and holds the Chartered Financial Analyst (CFA) designation.
Andrei Marinich is a senior research analyst focused on portfolio construction in the Strategic Investment Research Group. Mr. Marinich oversees a team focused on discretionary management of multi-manager investment portfolios including risk budgeting and manager allocation within both traditional and alternative asset classes. Prior to joining Prudential in October 2000, Mr. Marinich worked for PaineWebber, Inc. (now known as UBS Financial Services Inc) and its subsidiaries. While at PaineWebber he worked as an investment manager research analyst in the managed money area and as a senior portfolio analyst while at Mitchell Hutchins Asset Management, the asset management arm of PaineWebber. A member of the New York Society of Securities Analysts and the CFA Institute, Mr. Marinich is a graduate of Rutgers University with a degree in Economics and holds the Certified Investment Management Analyst (CIMA) designation from the Wharton School of the University of Pennsylvania and the Investment Management Consultants Association. He also holds the CFA designation.
QMA. Marcus Perl, is a portfolio manager for the AST Dynamic Asset Allocation Portfolios and a Vice President of QMA. He focuses on the quantitative modeling of asset allocation strategies, financial market research, and the formulation of investment strategy. Prior to joining Prudential in October 2000, Mr. Perl was Vice President at FX Concepts where he was responsible for market risk modeling, performance analytics, and statistical research. He also worked as an Associate at Wilshire Associates. Mr. Perl holds an MA in Finance from the Warsaw School of Economics, an MA in Econometrics from California State University Long Beach, and an MA in Economics from the University of Southern California.
Edward L. Campbell, CFA, is a portfolio manager for the AST Dynamic Asset Allocation Portfolios and a Principal of QMA. He focuses on global macroeconomic and financial market research and the formulation of investment strategy. Prior to rejoining Prudential in August 2003, Mr. Campbell spent three years with Trilogy Advisors LLC, a $5 billion asset management firm. He also previously worked as a senior investment manager research analyst with Prudential Securities and PI. Mr. Campbell is a member of the New York Society of Securities Analysts and the CFA Institute. He received a BS in Economics and International Business from The City University of New York and holds the Chartered Financial Analyst designation.
Joel M. Kallman, CFA, is a Senior Associate and Portfolio Manager for QMA and a member of the asset allocation team. He also conducts economic and market valuation research. Joel has also held various positions within Prudential's fixed income group, in areas such as high-yield credit analysis and performance reporting. He earned a BS and MBA in Finance from Rutgers University. He is also a member of the New York Society of Security Analysts and holds the Chartered Financial Analyst (CFA) designation.

AST Large-Cap Value Portfolio
Hotchkis and Wiley Segment. Hotchkis and Wiley manages institutional separate accounts and is the advisor and sub-advisor to mutual funds, including the Portfolio. The investment process employed is the same for similar accounts, including the Portfolio and is team-based utilizing primarily in-house, fundamental research. The investment research staff is organized by industry and sector and supports all of the accounts managed in each of the Hotchkis and Wiley investment strategies. Portfolio coordinators for each strategy ensure that the best thinking of the investment team is reflected in the “target portfolios”. Investment ideas for the Portfolio are generated by Hotchkis' investment team. Hotchkis and Wiley has identified the portfolio managers with the most significant responsibility for the Portfolio. The list does not include all members of the investment team.
George Davis, Judd Peters, Scott McBride, Patricia McKenna and Sheldon Lieberman participate in the investment research review and decision-making process for the Portfolio. Mr. McBride, Mr. Peters and Mr. Davis coordinate the day to day management of the Portfolio. Mr. Davis, Principal, Portfolio Manager and Chief Executive Officer, joined Hotchkis' investment team in 1988. Mr. Peters, Portfolio Manager, joined Hotchkis' investment team in 1999. Mr. McBride, Portfolio Manager, joined Hotchkis' investment team in 2001. Ms. McKenna, Principal and Portfolio Manager, joined Hotchkis' investment team in 1995. Mr. Lieberman, Principal and Portfolio Manager, joined Hotchkis' investment team in 1994.
AST Marsico Capital Growth Portfolio
Thomas F. Marsico is the Chief Investment Officer of Marsico, and co-manages the Portfolio. Mr. Marsico has over 30 years of experience as a securities analyst and a portfolio manager.
Coralie Witter, CFA co-manages the Portfolio. Ms. Witter, who is a senior analyst, also joined Marsico in June 2004 and has over 15 years of experience in the financial services industry, most of which has involved equity research. Prior to joining Marsico, Ms. Witter spent six years with Goldman, Sachs & Co., where she was a Vice President in Equity Research. Ms. Witter graduated from the University of Colorado with a Bachelor's degree in International Affairs.
AST PIMCO Limited Maturity Bond Portfolio
Saumil H. Parikh, CFA is a managing director in the Newport Beach office and generalist portfolio manager, focusing on asset allocation, multi-sector fixed income and absolute return portfolios. Mr. Parikh is also a member of the PIMCO Investment Committee and leads the firm’s cyclical economic forums. He previously served as a specialist portfolio manager on the short-term, mortgage and global portfolio management teams. Prior to joining PIMCO in 2000, Mr. Parikh was a financial economist and market strategist at UBS Warburg. He has 14 years of investment experience and holds undergraduate degrees in economics and biology from Grinnell College.
AST PIMCO Total Return Bond Portfolio
William H. Gross, CFA is a founder, managing director and co-CIO of PIMCO based in the Newport Beach office. He has been with PIMCO since he co-founded the firm in 1971 and oversees the management of more than $1.9 trillion of securities. He is the author of numerous articles on the bond market, as well as the book, “Everything You’ve Heard About Investing is Wrong,” published in 1997. Among the awards he has received, Morningstar named Mr. Gross and his investment team Fixed Income Manager of the Decade for 2000-2009 and Fixed Income Manager of the Year for 1998, 2000, and 2007 (the first three-time recipient). He received the Bond Market Association’s Distinguished Service Award in 2000 and became the first portfolio manager inducted into the Fixed Income Analysts Society's hall of fame in 1996. Mr. Gross is a seven-time Barron's Roundtable panelist (2005-2011), appearing in the annual issue featuring the industry's top investment experts, and he received the Money Management Lifetime Achievement Award from Institutional Investor magazine in 2011. In a survey conducted by Pensions and Investments magazine in 1993, he was recognized by his peers as the most influential authority on the bond market in the U.S. He has 43 years of investment experience and holds an MBA from the Anderson School of Management at the University of California, Los Angeles. He received his undergraduate degree from Duke University.

AST Small-Cap Growth Portfolio
Eagle Segment. The portfolio manager primarily responsible for management of the segment of the Portfolio managed by Eagle is Bert L. Boksen, CFA. Mr. Boksen is Senior Vice President and Managing Director of Eagle. He earned a BA in Business from City College of New York in 1970, and an MBA in Finance from St. John's University in 1977. Mr. Boksen is a Chartered Financial Analyst. Since January 2002, Mr. Boksen has served as Manager and President of EB Management I, LLC, general partner of Investment Partnership. Since April 1995, Mr. Boksen has served as Senior Vice President of Eagle Asset Management, Inc. He has portfolio management responsibilities for the Small Cap Growth Equity accounts. Mr. Boksen was appointed Managing Director of Eagle in June 1999. Prior to joining Eagle, Mr. Boksen was Senior Vice President and Chief Investment Officer of Raymond James Associates, Inc., where he was Chairman of the Raymond James Focus Committee. Mr. Boksen has been a registered representative of Raymond James Associates, Inc., since 1979.
Mr. Boksen is assisted by Eric Mintz, CFA. Mr. Mintz is an Portfolio Co-Manager for Small Cap Growth equity accounts. Mr. Mintz joined Eagle in 2005 as a Senior Research Analyst and brings 12 years of investment experience as an analyst and research associate. He holds a BA in economics from Washington and Lee University and earned his MBA from the University of Southern California. Mintz received his Chartered Financial Analyst designation in 2000.
Emerald Segment. The portfolio managers primarily responsible for management of the segment of the Portfolio managed by Emerald are Kenneth G. Mertz II, CFA, Stacey L. Sears, and Joseph W. Garner.
Mr. Mertz is Chief Investment Officer and President of Emerald Advisers, Inc. and part of the Small Cap Portfolio Management team. Mr. Mertz was past Trustee and Vice President of the Emerald Mutual Funds; Chief Investment Officer, PA State Employees’ Retirement System (1985-1992); Member, CFA Institute; past Member, Pennsylvania State University Research Foundation; past Trustee, Evangelical Lutheran Church in America Board of Pensions; past Trustee, Pennsylvania State University Endowment Council (1998-2004); and past Chair, President, & Director of Central Pennsylvania Investment Managers. He is currently a board member of Diakon, a social ministries continuing care provider, and the Chairman of the Diakon Lutheran Fund of its endowment arm. Mr. Mertz graduated from Millersville University with a BA in Economics.
Ms. Sears is Senior Vice President and has been a member of the Small Cap Portfolio Management team since 2002. Ms. Sears has been employed by Emerald since 1992 and maintains research coverage of the Retail, Apparel, Consumer Goods and Consumer Technology companies. She has been quoted in Fortune, Money, the Dow Jones News Service and various regional newspapers. Ms. Sears received a BS in Business Administration from Millersville University and an MBA from Villanova University.
Mr. Garner is Director of Research and a member of the Small Cap Portfolio Management team. Mr. Garner’s research efforts are focused on small and mid-sized firms in the Business Services, Capital Goods, Consumer, Financial Services, and Technology sectors. Mr. Garner served as President of the Millersville University Foundation and previously served as Chair of the Board's Investment Committee. Prior to joining Emerald in 1994, Mr. Garner was the Program Manager of the PA Economic Development Financing Authority (PEDFA) and an Economic Development Analyst with the PA Department of Commerce’s Office of Technology Development. Mr. Garner received an MBA from the Katz Graduate School of Business, University of Pittsburgh, and graduated magna cum laude with a BA in Economics from Millersville University.
AST Small-Cap Value Portfolio
J.P. Morgan Segment. The portfolio managers responsible for day-to-day management of the portion of the Portfolio managed by J.P. Morgan are Dennis S. Ruhl and Phillip D. Hart.
Dennis S. Ruhl, managing director, is the head of the US Behavioral Finance Small Cap Equity Group. A member of the team since 2001, Dennis also acts as a portfolio manager and leads the group's quantitative research effort. An employee since 1999, Dennis previously worked on quantitative equity research (focusing on trading) as well as business development. Dennis holds dual bachelor's degrees in mathematics and computer science and a master's degree in computer science, all from MIT. He is the former New York and National Chair of the Board of Minds Matter, a non-profit mentoring organization, and is also a board member of the MIT Club of New York and regional vice chair of the MIT Educational Council. Dennis is a CFA charterholder.
Phillip D. Hart, Executive Director, is a portfolio manager in the US Behavioral Finance Small Cap Equity Group.  An employee since 2003, his responsibilities include managing structured small-cap core and small-cap value accounts.  Previously, he worked on quantitative research and the daily implementation and maintenance of portfolios for the group.  Phillip obtained a BA in economics from Cornell University and is a CFA charterholder.
LMCG Segment. R. Todd Vingers manages the portion of the Portfolio advised by Lee Munder Capital Group, LLC (“LMCG”). Mr. Vingers joined LMCG in June 2002 as a small cap value portfolio manager. Mr. Vingers has over 22 years of investment experience. Prior to joining LMCG, Mr. Vingers served as Vice President and senior portfolio manager for American Century Investments. Prior to joining American Century, Mr. Vingers was a valuation analyst for the Hawthorne Company. Mr. Vingers earned a BA from the University of St. Thomas and an MBA from the University of Chicago Booth School of Business. Mr. Vingers is a CFA charterholder and a member of the CFA Institute.
ClearBridge Segment. Peter Hable, Managing Director and Senior Portfolio Manager, is the lead portfolio manager and is assisted by a team of portfolio managers that includes Mark Bourguignon, Marina Chinn, Mark Feasey and Michael Kang, each of whom is a director and portfolio analyst of the Subadviser.
Mr. Hable is ultimately responsible for all buy and sell decisions and sector allocations. Mr. Hable has more than 29 years of investment industry experience and has managed the ClearBridge portion of the Portfolio since December 2005. He is also a member of the ClearBridge Management Committee. Mr. Hable has a BS in Economics from Southern Methodist University and an MBA from the University of Pennsylvania's Wharton School of Finance.
Mark Bourguignon joined the Subadviser its predecessor companies in 2003 and has 15 years of investment industry experience. From 2001 to 2002, he was a research analyst at Option Advantage Partners, LP.
Marina Chinn, CFA joined the Subadviser or its predecessor companies in June 2005 and has 11 years of investment industry experience. From January to March 2005, she was a vice president and investment banker at Citigroup Global Corporate and Investment Bank (Citigroup) and from August 2001 to December 2004, she was an associate and investment banker at Citigroup.
Mark Feasey, CFA, joined the Subadviser or its predecessor companies in 2005 and has 16 years of investment industry experience. From 2002 to 2005, he was an equity analyst at Hotchkis and Wiley Capital Management.
Michael Kang joined the Subadviser or its predecessor companies in 2004 and has 14 years of investment industry experience. In January 2003, Mr. Kang joined Carlin Financial Group as a proprietary trader and prior to that, he was a global technology analyst at Montgomery Asset Management.
AST T. Rowe Price Large-Cap Growth Portfolio
T. Rowe Price manages the Portfolio through an Investment Advisory Committee. The Committee Chairman has day-to-day responsibility for managing the Portfolio and works with the Committee in developing and executing the Portfolio's investment program. Robert Sharps is the Investment Advisory Committee Member responsible for the Portfolio.
Mr. Sharps is a Vice President of T. Rowe Price Group, Inc., and T. Rowe Price Associates, Inc. He is also the lead Portfolio Manager on the Large-Cap Growth Strategy Team in the Equity Division. Mr. Sharps serves as Vice President and an Investment Advisory Committee member of the Growth Stock Fund, Blue Chip Growth Fund, Global Stock Fund, and New America Growth Fund. He is also a member of the Investment Advisory Committee of the Tax-Efficient Growth Fund. Prior to joining the firm in 1997, Mr. Sharps was a Senior Consultant at KPMG Peat

Marwick. He earned a BS, summa cum laude, in Accounting from Towson University and an MBA in Finance from the Wharton School, University of Pennsylvania. Mr. Sharps has also earned the Chartered Financial Analyst and Certified Public Accountant accreditations.
AST T. Rowe Price Natural Resources Portfolio
T. Rowe Price manages the Portfolio through an Investment Advisory Committee. The Committee Chairman has day-to-day responsibility for managing the Portfolio and works with the Committee in developing and executing the Portfolio's investment program. Timothy E. Parker is the Investment Advisory Committee Chairman for the Portfolio. Mr. Parker joined T. Rowe Price in 2001 and his investment experience dates from 1997. He has served as an equity research analyst for the past five years. Mr. Parker has earned a BS in commerce from the McIntire School of Commerce at the University of Virginia and an MBA with the highest honors from the Darden Graduate School of Business Administration, University of Virginia.

HOW TO BUY AND SELL SHARES OF THE PORTFOLIOS
Purchasing and Redeeming Shares of the Portfolios
The way to invest in the Portfolios is through certain variable life insurance and variable annuity contracts. Together with this prospectus, you should have received a prospectus for such a Contract. You should refer to that prospectus for further information on investing in the Portfolios.
Shares are redeemed for cash within seven days of receipt of a proper notice of redemption or sooner if required by law. There is no redemption charge. We may suspend the right to redeem shares or receive payment when the New York Stock Exchange (NYSE) is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.
Redemption in Kind
The Fund may pay the redemption price to shareholders of record (generally, the insurance company separate accounts holding Fund shares) in whole or in part by a distribution in-kind of securities from the relevant investment portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the SEC and procedures adopted by the Board. Securities will be readily marketable and will be valued in the same manner as in a regular redemption.
If shares are redeemed in kind, the recipient will incur transaction costs in converting such assets into cash. These procedures govern the redemption by the shareholder of record, generally an insurance company separate account. The procedures do not affect payments by an insurance company to a contract owner under a variable contract.
Frequent Purchases or Redemptions of Portfolio Shares
The Fund is part of the group of investment companies advised by PI that seeks to prevent patterns of frequent purchases and redemptions of shares by its investors (the PI funds). Frequent purchases and redemptions may adversely affect the investment performance and interests of long-term investors in the Portfolios. When an investor engages in frequent or short-term trading, the PI funds may have to sell portfolio securities to have the cash necessary to pay the redemption amounts. This may cause the PI funds to sell Portfolio securities at inopportune times, hurting their investment performance. When large dollar amounts are involved, frequent trading can also make it difficult for the PI funds to use long-term investment strategies because they cannot predict how much cash they will have to invest. In addition, if a PI fund is forced to liquidate investments due to short-term trading activity, it may incur increased transaction and tax costs.
Similarly, the PI funds may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of short-term trading. Moreover, frequent or short-term trading by certain investors may cause dilution in the value of PI fund shares held by other investors. PI funds that invest in foreign securities may be particularly susceptible to frequent trading, because time zone differences among international stock markets can allow an investor engaging in short-term trading to exploit fund share prices that may be based on closing prices of foreign securities established some time before the fund calculates its own share price. PI funds that invest in certain fixed income securities, such as high-yield bonds or certain asset-backed securities, may also constitute effective vehicles for an investor's frequent trading strategies.
The Boards of Directors/Trustees of the PI funds, including the Fund, have adopted policies and procedures designed to discourage or prevent frequent trading by investors. The policies and procedures for the Fund are limited, however, because the Fund does not directly sell its shares directly to the public. Instead, Portfolio shares are sold only to insurance company separate accounts that fund variable annuity contracts and variable life insurance policies (together, the contracts). Therefore, Participating Insurance Companies, not the Fund, maintain the individual contract owner account records. Each Participating Insurance Company submits to the Fund's transfer agent daily aggregate orders combining the transactions of many contract owners. Therefore, the Fund and its transfer agent do not monitor trading by individual contract owners.

Under the Fund's policies and procedures, the Fund has notified each Participating Insurance Company that the Fund expects the insurance company to impose restrictions on transfers by contract owners. The current Participating Insurance Companies are Prudential and two insurance companies not affiliated with Prudential. The Fund may add additional Participating Insurance Companies in the future. The Fund receives reports on the trading restrictions imposed by Prudential on variable contract owners investing in the Portfolios, and the Fund monitors the aggregate cash flows received from unaffiliated insurance companies. In addition, the Fund has entered shareholder information agreements with Participating Insurance Companies as required by Rule 22c-2 under the 1940 Act. Under these agreements, the Participating Insurance Companies have agreed to: (i) provide certain information regarding contract owners who engage in transactions involving Portfolio shares and (ii) execute any instructions from the Fund to restrict or prohibit further purchases or exchanges of Portfolio shares by contract owners who have been identified by the Fund as having engaged in transactions in Portfolio shares that violate the Fund's frequent trading policies and procedures. The Fund and its transfer agent also reserve the right to reject all or a portion of a purchase order from a Participating Insurance Company. If a purchase order is rejected, the purchase amount will be returned to the insurance company.
The Fund also employs fair value pricing procedures to deter frequent trading. Those procedures are described in more detail under “Net Asset Value,” below.
Each Fund of Funds invests primarily or exclusively in other Portfolios of the Fund that are not operated as Funds of Funds. These portfolios in which the Funds of Funds invest are referred to as Underlying Fund Portfolios. The policies that have been implemented by the Participating Insurance Companies to discourage frequent trading apply to transactions in Funds of Funds shares. Transactions by the Funds of Funds in Underlying Fund Portfolio shares, however, are not subject to any limitations and are not considered frequent or short-term trading. For example, the Funds of Funds may engage in significant transactions in Underlying Fund Portfolio shares in order to: (i) change their investment focus, (ii) rebalance their investments to match the then-current asset allocation mix, (iii) respond to significant purchases or redemptions of Fund of Funds shares, or (iv) respond to changes required by the underlying contracts. These transactions by the Funds of Funds in Underlying Fund Portfolio shares may be disruptive to the management of an Underlying Fund Portfolio because such transactions may: (i) cause the Underlying Fund Portfolio to sell portfolio securities at inopportune times to have the cash necessary to pay redemption requests, hurting their investment performance, (ii) make it difficult for the Subadvisers for the Underlying Fund Portfolios to fully implement their investment strategies, and (iii) lead to increased transaction and tax costs.
The AST Bond Portfolios 2015, 2016, 2017, 2018, 2019, 2020, 2021 2022, 2023 and 2024 (the Target Maturity Portfolios), the AST Investment Grade Bond Portfolio and certain other Portfolios may be used in connection with certain living benefit programs, including, without limitation, certain “guaranteed minimum accumulation benefit” programs and certain “guaranteed minimum withdrawal benefit” programs. In order for the Participating Insurance Companies to manage the guarantees offered in connection with these benefit programs, the Participating Insurance Companies generally: (i) limit the number and types of variable sub-accounts in which contract holders may allocate their account values (referred to in this Prospectus as the Permitted Sub-Accounts) and (ii) require contract holders to participate in certain specialized asset transfer programs. Under these asset transfer programs, the Participating Insurance Companies will monitor each contract owner's account value from time to time and, if necessary, will systematically transfer amounts among the Permitted Sub-Accounts as dictated by certain non-discretionary mathematical formulas. These mathematical formulas will generally focus on the amounts guaranteed at specific future dates or the present value of the estimated lifetime payments to be made, as applicable.
As an example of how these asset transfer programs will operate under certain market environments, a downturn in the equity markets (i.e., a reduction in a contract holder's account value within the Permitted Sub-Accounts) and certain market return scenarios involving “flat” returns over a period of time may cause Participating Insurance Companies to transfer some or all of such contract owner's account value to a Target Maturity Portfolio or the AST Investment Grade Bond Portfolio. In general terms, such transfers are designed to ensure that an appropriate percentage of the projected guaranteed amounts are offset by assets in investments like the Target Maturity Portfolios or the AST Investment Grade Bond Portfolio.

The above-referenced asset transfer programs are an important part of the guarantees offered in connection with the applicable living benefit programs. Such asset transfers may, however, result in large-scale asset flows into and out of the relevant Portfolios. Such asset transfers could adversely affect a Portfolio's investment performance by requiring the relevant investment adviser or Subadviser to purchase and sell securities at inopportune times and by otherwise limiting the ability of the relevant investment adviser or Subadviser to fully implement the Portfolio's investment strategies. In addition, these asset transfers may result in relatively small asset bases and relatively high transaction costs and operating expense ratios for a Portfolio compared to other similar funds.
Investors seeking to engage in frequent trading activities may use a variety of strategies to avoid detection and, despite the efforts of the Fund and the Participating Insurance Companies to prevent such trading, there is no guarantee that the Fund or the Participating Insurance Companies will be able to identify these investors or curtail their trading practices. Therefore, some Fund investors may be able to engage in frequent trading, and, if they do, the other Fund investors would bear any harm caused by that frequent trading. The Fund does not have any arrangements intended to permit trading in contravention of the policies described above.
For information about the trading limitations applicable to you, please see the prospectus for your contract or contact your insurance company.
Net Asset Value
Any purchase or sale of Portfolio shares is made at the net asset value, or NAV, of such shares. The price at which a purchase or redemption is made is based on the next calculation of the NAV after the order is received in good order. The NAV of each share class of each Portfolio is determined on each day the NYSE is open for trading as of the close of the exchange's regular trading session (which is generally 4:00 p.m. New York time). The NYSE is closed on most national holidays and Good Friday. The Fund does not price, and shareholders will not be able to purchase or redeem, the Fund's shares on days when the NYSE is closed but the primary markets for the Fund's foreign securities are open, even though the value of these securities may have changed. Conversely, the Fund will ordinarily price its shares, and shareholders may purchase and redeem shares, on days that the NYSE is open but foreign securities markets are closed.
The securities held by each of the Fund's portfolios are valued based upon market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Board. The Fund may use fair value pricing if it determines that a market quotation is not reliable based, among other things, on market conditions that occur after the quotation is derived or after the closing of the primary market on which the security is traded, but before the time that the NAV is determined. This use of fair value pricing commonly occurs with securities that are primarily traded outside of the US, because such securities present time-zone arbitrage opportunities when events or conditions affecting the prices of specific securities or the prices of securities traded in such markets generally occur after the close of the foreign markets but prior to the time that a Portfolio determines its NAV.
The Fund may also use fair value pricing with respect to US traded securities if, for example, trading in a particular security is halted and does not resume before a Portfolio calculates its NAV or the exchange on which a security is traded closes early. In addition, fair value pricing is used for securities where the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of PI (or Subadviser) does not represent fair value. Different valuation methods may result in differing values for the same security. The fair value of a portfolio security that a Portfolio uses to determine its NAV may differ from the security's published or quoted price. If a Portfolio needs to implement fair value pricing after the NAV publishing deadline but before shares of the Portfolio are processed, the NAV you receive or pay may differ from the published NAV price. For purposes of computing the Fund's NAV, we will value the Fund's futures contracts 15 minutes after the close of regular trading on the NYSE. Except when we fair value securities, we normally value each foreign security held by the Fund as of the close of the security's primary market.

Fair value pricing procedures are designed to result in prices for a Portfolio's securities and its NAV that are reasonable in light of the circumstances which make or have made market quotations unavailable or unreliable, and to reduce arbitrage opportunities available to short-term traders. There is no assurance, however, that fair value pricing will more accurately reflect the market value of a security than the market price of such security on that day or that it will prevent dilution of a Portfolio's NAV by short-term traders.
The NAV for each of the Portfolios other than the Money Market Portfolio is determined by a simple calculation. It's the total value of a Portfolio (assets minus liabilities) divided by the total number of shares outstanding. The NAV for the Money Market Portfolio will ordinarily remain at $1 per share (The price of each share remains the same but you will have more shares when dividends are declared).
To determine a Portfolio's NAV, its holdings are valued as follows:
Equity Securities for which the primary market is on an exchange (whether domestic or foreign) shall be valued at the last sale price on such exchange or market on the day of valuation or, if there was no sale on such day, at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Securities included within the NASDAQ market shall be valued at the NASDAQ official closing price (NOCP) on the day of valuation, or if there was no NOCP issued, at the last sale price on such day. Securities included within the NASDAQ market for which there is no NOCP and no last sale price on the day of valuation shall be valued at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Equity securities that are not sold on an exchange or NASDAQ are generally valued by an independent pricing agent or principal market maker.
A Portfolio may own securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Portfolios do not price their shares. Therefore, the value of a Portfolio's assets may change on days when shareholders cannot purchase or redeem Portfolio shares.
Short-term debt securities with remaining maturities of 60 days or less are valued at cost with interest accrued or discount amortized to the date of maturity, unless such valuation, in the judgment of PI or a Subadviser, does not represent fair value.
Convertible debt securities that are traded in the over-the-counter market, including listed convertible debt securities for which the primary market is believed by PI or a Subadviser to be over-the-counter, are valued at the mean between the last bid and asked prices provided by a principal market maker (if available, otherwise a primary market dealer).
Other debt securities—those that are not valued on an amortized cost basis—are valued using an independent pricing service.
Options on stock and stock indexes that are traded on a national securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no such sale on such day, at the mean between the most recently quoted bid and asked prices on such exchange.
Futures contracts and options on futures contracts are valued at the last sale price at the close of the commodities exchange or board of trade on which they are traded. If there has been no sale that day, the securities will be valued at the mean between the most recently quoted bid and asked prices on that exchange or board of trade.
Forward currency exchange contracts are valued at the cost of covering or offsetting such contracts calculated on the day of valuation. Securities which are valued in accordance herewith in a currency other than US dollars shall be converted to US dollar equivalents at a rate obtained from a recognized bank, dealer or independent service on the day of valuation.

Over-the-counter (OTC) options are valued at the mean between bid and asked prices provided by a dealer (which may be the counterparty). A subadviser will monitor the market prices of the securities underlying the OTC options with a view to determining the necessity of obtaining additional bid and ask quotations from other dealers to assess the validity of the prices received from the primary pricing dealer.
All short-term debt securities held by the Money Market Portfolio are valued at amortized cost. The amortized cost valuation method is widely used by mutual funds. It means that the security is valued initially at its purchase price and then decreases in value by equal amounts each day until the security matures. It almost always results in a value that is extremely close to the actual market value. The Board has established procedures to monitor whether any material deviation between valuation and market value occurs and if so, will promptly consider what action, if any, should be taken to prevent unfair results to Contract owners.
For each Portfolio other than the Money Market Portfolio, short-term debt securities, including bonds, notes, debentures and other debt securities, and money market instruments such as certificates of deposit, commercial paper, bankers' acceptances and obligations of domestic and foreign banks, with remaining maturities of more than 60 days, for which market quotations are readily available, are valued by an independent pricing agent or principal market maker (if available, otherwise a primary market dealer).
Valuation of Private Real Estate-Related Investments. Private real estate-related investments owned by the Global Real Estate Portfolio will be fair valued each day using a methodology set forth in Valuation Policies and Procedures adopted by the Board of the Fund that incorporate periodic independently appraised values of the properties and include an estimate each day of net operating income (which reflects operating income and operating losses) for each property. Estimates of net operating income are adjusted monthly on a going forward basis as actual net operating income is recognized monthly.
An appraisal is an estimate of market value and not a precise measure of realizable value. Generally, appraisals will consider the financial aspects of a property, market transactions and the relative yield for an asset measured against comparable real estate investments. On any day, PREI may recommend to the Board's Valuation Committee an adjustment to the value of a private real estate-related investment based on market events or issuer-specific events that have increased or decreased the realizable value of the security. For example, adjustments may be recommended by PREI for events indicating an impairment of a borrower's or lessee's ability to pay amounts due or events which affect property values of the surrounding area. Other major market events for which adjustments may be recommended by PREI include changes in interest rates, domestic or foreign government actions or pronouncements, suspended trading or closings of stock exchanges, natural disasters or terrorist attacks. There can be no assurance that the factors for which an adjustment may be recommended by PREI will immediately come to the attention of PREI.
Appraised values do not necessarily represent the price at which real estate would sell since market prices of real estate can only be determined by negotiation between a willing buyer and seller. The realizable market value of real estate depends to a great extent on economic and other conditions beyond the control of the Global Real Estate Portfolio.
Distributor & DISTRIBUTION ARRANGEMENTS
The Fund offers a single class of shares on behalf of each Portfolio. Prudential Annuities Distributors, Inc. (PAD) serves as the distributor for the shares of each Portfolio of the Fund. Each class of shares is offered and redeemed at its net asset value without any sales load. PAD is an affiliate of PI and ASTIS. PAD is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the Financial Industry Regulatory Authority (FINRA).
The Fund has adopted a Shareholder Services and Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (the 12b-1 Plan) for the shares of each Portfolio of the Fund, with the exception of AST Balanced Asset Allocation Portfolio, AST Capital Growth Asset Allocation Portfolio, AST Franklin Templeton Founding Funds Plus Portfolio, AST Preservation Asset Allocation Portfolio, and AST Quantitative Modeling Portfolio. In addition, no 12b-1 fee is charged for the assets of AST Academic Strategies Asset Allocation Portfolio that are invested in other portfolios of the Fund. Under the 12b-1Plan, the shares of each covered Portfolio are charged an annual fee to compensate PAD and its affiliates for providing various administrative and distribution services to each covered Portfolio. The maximum annual shareholder services and distribution (12b-1) fee for each covered Portfolio’s shares is 0.10% of the average daily net assets of each Portfolio. Because these fees are paid out of each covered Portfolio’s assets on an ongoing basis, over time, the fees will increase your cost of investing and may cost you more than other types of charges.
PAD has contractually agreed to reduce its 12b-1 fees for each of the AST Bond Portfolio 2015, AST Bond Portfolio 2016, AST Bond Portfolio 2017, AST Bond Portfolio 2018, AST Bond Portfolio 2019, AST Bond Portfolio 2020, AST Bond Portfolio 2021, AST Bond Portfolio 2022, AST Bond Portfolio 2023, AST Bond Portfolio 2024 and the AST Investment Grade Bond Portfolio (collectively, the Bond Portfolios), so that the effective distribution and service fee rate paid by each Bond Portfolio is reduced based on the average daily net assets of each Bond Portfolio. The contractual waiver does not include an expiration or termination date as it is contractually guaranteed by PAD on a permanent basis, and the Investment Managers and PAD cannot terminate or otherwise modify the waiver. The contractual waiver is calculated as follows for each Bond Portfolio:
Average Daily Net Assets of Portfolio	Distribution and Service Fee Rate Including Waiver
Up to and including $300 million	0.10% (no waiver)
Over $300 million up to and including $500 million	0.08%
Over $500 million up to and including $750 million	0.07%
Over $750 million	0.06%
PAD may receive payments from certain subadvisers of the Portfolios or their affiliates to help defray expenses for sales meetings or seminar sponsorships that may relate to the Contracts and/or the subadvisers’ respective Portfolios. These sales meetings or seminar sponsorships may provide the subadvisers with increased access to persons involved in the distribution of the Contracts. PAD also may receive marketing support from the subadvisers in connection with the distribution of the Contracts.

OTHER INFORMATION
Federal Income Taxes
Each Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, each Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes. Distributions may be made to the various separate accounts of the Participating Insurance Companies in the form of additional shares (not in cash).
Owners of variable annuity contracts or variable life insurance policies should consult the prospectuses of their respective contracts or policies for information on the federal income tax consequences to such holders. In addition, variable contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Fund, including the application of state and local taxes.
Monitoring for Possible Conflicts
The Fund sells its shares to fund variable life insurance contracts and variable annuity contracts and is authorized to offer its shares to qualified retirement plans. Because of differences in tax treatment and other considerations, it is possible that the interest of variable life insurance contract owners, variable annuity contract owners and participants in qualified retirement plans could conflict. The Fund will monitor the situation and in the event that a material conflict did develop, the Fund would determine what action, if any, to take in response.
Disclosure of Portfolio Holdings
A description of the Fund's policies and procedures with respect to the disclosure of each Portfolio's portfolio securities is included in the SAI and on the Fund's website at www.prudential.com/variableinsuranceportfolios.
Payments to Affiliates
PI and ASTIS and their affiliates, including a subadviser or PAD, may compensate affiliates of PI and ASTIS, including the insurance companies issuing variable annuity or variable life contracts by providing reimbursement, defraying the costs of, or paying directly for, among other things, marketing and/or administrative services and/or other services they provide in connection with the variable annuity and/or variable life contracts which offer the Portfolios as investment options. These services may include, but are not limited to: sponsoring or co-sponsoring various promotional, educational or marketing meetings and seminars attended by distributors, wholesalers, and/or broker dealer firms' registered representatives, and creating marketing material discussing the contracts, available options, and the Portfolios.
The amounts paid depend on the nature of the meetings, the number of meetings attended by PI or ASTIS, the subadviser, or PAD, the number of participants and attendees at the meetings, the costs expected to be incurred, and the level of PI's, ASTIS’, subadviser's or PAD’s participation. These payments or reimbursements may not be offered by all advisers, subadvisers, or PAD and the amounts of such payments may vary between and among each adviser, subadviser and PAD depending on their respective participation.
With respect to variable annuity contracts, the amounts paid under these arrangements to Prudential-affiliated insurers are set forth in the prospectuses for the variable annuity contracts which offer the Portfolios as investment options.

FINANCIAL HIGHLIGHTS
Introduction
The financial highlights which follow will help you evaluate the financial performance of each Portfolio available under your Contract. The total return in each chart represents the rate that a shareholder earned on an investment in that share class of the Portfolio, assuming reinvestment of all dividends and other distributions. The charts do not reflect any charges under any variable contract. Because Contract charges are not included, the actual return that you will receive will be lower than the total return in each chart.
The financial highlights for the periods in the five years ended December 31 were part of the financial statements audited by KPMG LLP, the Fund's independent registered public accounting firm, whose reports on these financial statements were unqualified.

AST COHEN & STEERS REALTY PORTFOLIO
	Year Ended December 31,
	2012	2011	2010	2009	2008
Per Share Operating Performance:
Net Asset Value, beginning of year	$6.46	$6.10	$4.82	$3.77	$12.12
Income (Loss) From Investment Operations:
Net investment income	0.02	0.09	0.05	0.07	0.17
Net realized and unrealized gain (loss) on investments	0.97	0.31	1.32	1.09	(1.83)
Total from investment operations	0.99	0.40	1.37	1.16	(1.66)
Less Distributions:	(0.11)	(0.04)	(0.09)	(0.11)	(6.69)
Capital Contributions (Note 4):	–	–(c)	–	–	–
Net Asset Value, end of year	$7.34	$6.46	$6.10	$4.82	$3.77
Total Return(a)	15.35%	6.59%	28.69%	31.93%	(35.05)%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$632.9	$531.6	$549.6	$386.7	$223.8
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.12%	1.13%	1.14%	1.08%	1.06%
Expenses Before Waivers and/or Expense Reimbursement	1.13%	1.14%	1.14%	1.16%	1.16%
Net investment income	0.13%	1.39%	0.95%	2.65%	2.62%
Portfolio turnover rate	103%	119%	111%	113%	142%
(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown.
Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b) Does not include expenses of the underlying fund in which the Portfolio invests.
(c) Less than $0.005 per share.

AST LARGE-CAP VALUE PORTFOLIO
	Year Ended December 31,
	2012(c)	2011(c)	2010(c)	2009(c)	2008(c)
Per Share Operating Performance:
Net Asset Value, beginning of year	$12.60	$13.32	$11.90	$10.26	$18.77
Income (Loss) From Investment Operations:
Net investment income	0.25	0.22	0.16	0.18	0.35
Net realized and unrealized gain (loss) on investments	1.82	(0.77)	1.39	1.76	(7.75)
Total from investment operations	2.07	(0.55)	1.55	1.94	(7.40)
Less Distributions:	(0.47)	(0.17)	(0.13)	(0.30)	(1.11)
Capital Contributions (Note 4):	–	–(d)	–	–	–
Net Asset Value, end of year	$14.20	$12.60	$13.32	$11.90	$10.26
Total Return(a)	16.89%	(4.19)%	13.16%	19.44%	(41.49)%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,867.9	$2,620.4	$3,863.8	$2,676.3	$1,508.8
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.77%	0.82%	0.84%	0.85%	0.85%(e)
Expenses Before Waivers and/or Expense Reimbursement	0.87%	0.87%	0.87%	0.88%	0.85%(e)
Net investment income	1.89%	1.69%	1.34%	1.69%	2.39%
Portfolio turnover rate	113%	71%	38%	104%	125%
(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b) Does not include expenses of the underlying fund in which the Portfolio invests.
(c) Calculated based on average shares outstanding during the year.
(d) Less than $0.005 per share.
(e) Includes loan interest expense and merger cost of 0.01%.

AST MARSICO CAPITAL GROWTH PORTFOLIO
	Year Ended December 31,
	2012(c)	2011	2010(c)	2009(c)	2008(c)
Per Share Operating Performance:
Net Asset Value, beginning of year	$19.11	$19.34	$16.27	$12.65	$23.47
Income (Loss) From Investment Operations:
Net investment income	0.15	0.08	0.05	0.10	0.09
Net realized and unrealized gain (loss) on investments	2.19	(0.26)	3.14	3.64	(9.99)
Total from investment operations	2.34	(0.18)	3.19	3.74	(9.90)
Less Distributions:	(0.09)	(0.05)	(0.12)	(0.12)	(0.92)
Net Asset Value, end of year	$21.36	$19.11	$19.34	$16.27	$12.65
Total Return(a)	12.27%	(0.92)%	19.75%	29.76%	(43.66)%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2,392.7	$2,374.0	$2,547.4	$2,887.7	$1,785.1
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.98%	0.96%	0.97%	1.00%	1.00%
Expenses Before Waivers and/or Expense Reimbursement	1.02%	1.02%	1.02%	1.02%	1.00%
Net investment income	0.73%	0.40%	0.32%	0.74%	0.48%
Portfolio turnover rate	87%	80%	73%	70%	63%
(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b) Does not include expenses of the underlying fund in which the Portfolio invests.
(c) Calculated based on average shares outstanding during the year.

AST PIMCO LIMITED MATURITY BOND PORTFOLIO
	Year Ended December 31,
	2012(c)	2011(c)	2010(c)	2009(c)	2008(c)
Per Share Operating Performance:
Net Asset Value, beginning of year	$10.55	$10.58	$10.46	$10.85	$11.36
Income (Loss) From Investment Operations:
Net investment income	0.10	0.14	0.11	0.30	0.44
Net realized and unrealized gain (loss) on investments	0.38	0.11	0.29	0.75	(0.32)
Total from investment operations	0.48	0.25	0.40	1.05	0.12
Less Distributions:	(0.45)	(0.28)	(0.28)	(1.44)	(0.63)
Net Asset Value, end of year	$10.58	$10.55	$10.58	$10.46	$10.85
Total Return(a)	4.60%	2.34%	3.90%	10.33%	1.02%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,178.0	$1,026.2	$968.4	$1,033.9	$775.7
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.76%	0.77%	0.79%(d)	0.79%	0.78%(d)
Expenses Before Waivers and/or Expense Reimbursement	0.78%	0.78%	0.80%(d)	0.79%	0.78%(d)
Net investment income	0.95%	1.34%	1.02%	2.78%	3.92%
Portfolio turnover rate	297%	575%	368%	363%	410%
(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b) Does not include expenses of the underlying fund in which the Portfolio invests.
(c) Calculated based on average shares outstanding during the year.
(d) Includes interest expense of 0.01% and 0.01% for the years ended December 31, 2010 and 2008, respectively.

AST PIMCO TOTAL RETURN BOND PORTFOLIO
	Year Ended December 31,
	2012(c)	2011(c)	2010(c)	2009(c)	2008
Per Share Operating Performance:
Net Asset Value, beginning of year	$11.91	$12.16	$11.70	$11.31	$12.10
Income (Loss) From Investment Operations:
Net investment income	0.25	0.26	0.25	0.35	0.63
Net realized and unrealized gain (loss) on investments	0.84	0.13	0.64	1.41	(0.89)
Total from investment operations	1.09	0.39	0.89	1.76	(0.26)
Less Distributions:	(0.48)	(0.64)	(0.43)	(1.37)	(0.53)
Net Asset Value, end of year	$12.52	$11.91	$12.16	$11.70	$11.31
Total Return(a)	9.32%	3.18%	7.72%	16.53%	(2.26)%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$8,159.5	$6,925.1	$9,779.9	$8,417.4	$3,108.2
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.73%(d)	0.74%(d)	0.74%(d)	0.75%(d)	0.75%(d)
Expenses Before Waivers and/or Expense Reimbursement	0.77%(d)	0.77%(d)	0.77%(d)	0.78%(d)	0.75%(d)
Net investment income	2.06%	2.14%	2.09%	3.03%	4.20%
Portfolio turnover rate	482%	755%	633%	445%	506%
(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b) Does not include expenses of the underlying fund in which the Portfolio invests.
(c) Calculated based on average shares outstanding during the year.
(d) The expense ratio reflects the interest and fees expense related to the liability for the floating rate notes issued in conjunction with inverse floater securities.

AST PRESERVATION ASSET ALLOCATION PORTFOLIO
	Year Ended December 31,
	2012(c)	2011(c)	2010(c)	2009(c)	2008(c)
Per Share Operating Performance:
Net Asset Value, beginning of year	$11.76	$11.75	$10.78	$9.10	$11.78
Income (Loss) From Investment Operations:
Net investment income	0.17	0.16	0.13	0.27	0.24
Net realized and unrealized gain (loss) on investments	1.00	(0.04)	1.00	1.54	(2.47)
Total from investment operations	1.17	0.12	1.13	1.81	(2.23)
Less Distributions:	(0.88)	(0.11)	(0.16)	(0.13)	(0.45)
Net Asset Value, end of year	$12.05	$11.76	$11.75	$10.78	$9.10
Total Return(a)	10.38%	0.99%	10.57%	20.04%	(19.55)%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$7,677.2	$5,854.6	$5,299.9	$3,666.5	$1,340.8
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.15%	0.16%	0.17%	0.17%	0.17%
Expenses Before Waivers and/or Expense Reimbursement	0.16%	0.16%	0.17%	0.17%	0.17%
Net investment income	1.40%	1.34%	1.13%	2.71%	2.29%
Portfolio turnover rate	26%	58%	24%	21%	58%
(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b) Does not include expenses of the underlying portfolios in which the Portfolio invests.
(c) Calculated based on average shares outstanding during the year.

AST SMALL-CAP GROWTH PORTFOLIO
	Year Ended December 31,
	2012	2011(c)	2010	2009	2008(c)
Per Share Operating Performance:
Net Asset Value, beginning of year	$20.20	$20.40	$14.99	$11.20	$17.23
Income (Loss) From Investment Operations:
Net investment income (loss)	–(d)	(0.12)	(0.03)	0.05	0.01
Net realized and unrealized gain (loss) on investments	2.44	(0.08)	5.48	3.75	(6.04)
Total from investment operations	2.44	(0.20)	5.45	3.80	(6.03)
Less Distributions:	–	–	(0.04)	(0.01)	–
Capital Contributions (Note 4):	0.02	–	–	–	–
Net Asset Value, end of year	$22.66	$20.20	$20.40	$14.99	$11.20
Total Return(a)	12.18%	(0.98)%	36.42%	33.91%	(35.00)%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$639.4	$517.2	$639.8	$362.1	$219.4
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.02%	1.03%	1.04%	1.07%	1.10%(e)
Expenses Before Waivers and/or Expense Reimbursement	1.03%	1.04%	1.04%	1.07%	1.10%(e)
Net investment income (loss)	(0.09)%	(0.56)%	(0.28)%	0.36%	0.07%
Portfolio turnover rate	112%	66%	57%	69%	104%
(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b) Does not include expenses of the underlying fund in which the Portfolio invests.
(c) Calculated based on average shares outstanding during the year.
(d) Less than $0.005 per share.
(e) Includes merger expense of 0.02%.

AST SMALL-CAP VALUE PORTFOLIO
	Year Ended December 31,
	2012	2011(c)	2010	2009	2008
Per Share Operating Performance:
Net Asset Value, beginning of year	$12.69	$13.57	$10.81	$8.67	$14.11
Income (Loss) From Investment Operations:
Net investment income	0.15	0.06	0.06	0.04	0.19
Net realized and unrealized gain (loss) on investments	2.15	(0.88)	2.75	2.26	(3.87)
Total from investment operations	2.30	(0.82)	2.81	2.30	(3.68)
Less Distributions:	(0.07)	(0.07)	(0.05)	(0.16)	(1.76)
Capital Contributions (Note 4):	–	0.01	–	–	–
Net Asset Value, end of year	$14.92	$12.69	$13.57	$10.81	$8.67
Total Return(a)	18.16%	(5.98)%	26.11%	26.88%	(29.72)%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$907.8	$616.7	$1,055.9	$693.0	$455.6
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.02%	1.03%	1.03%	1.06%	1.06%
Expenses Before Waivers and/or Expense Reimbursement	1.04%	1.04%	1.03%	1.06%	1.06%
Net investment income	1.17%	0.46%	0.56%	0.63%	1.20%
Portfolio turnover rate	53%	53%	46%	94%	76%
(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b) Does not include expenses of the underlying fund in which the Portfolio invests.
(c) Calculated based on average shares outstanding during the year.

AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
	Year Ended December 31,
	2012	2011	2010	2009	2008
Per Share Operating Performance:
Net Asset Value, beginning of year	$12.17	$12.38	$10.69	$6.97	$11.74
Income (Loss) From Investment Operations:
Net investment loss	(0.01)	(0.01)	(0.01)	(0.01)	(0.02)
Net realized and unrealized gain (loss) on investments	2.15	(0.20)	1.70	3.73	(4.74)
Total from investment operations	2.14	(0.21)	1.69	3.72	(4.76)
Less Distributions:	–	–	–	–	(0.01)
Net Asset Value, end of year	$14.31	$12.17	$12.38	$10.69	$6.97
Total Return(a)	17.58%	(1.70)%	15.81%	53.37%	(40.57)%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2,042.0	$1,967.9	$1,557.6	$900.4	$695.4
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.95%	0.98%	1.01%	1.03%	0.99%(c)
Expenses Before Waivers and/or Expense Reimbursement	0.99%	1.00%	1.02%	1.03%	0.99%(c)
Net investment income (loss)	0.01%	(0.19)%	(0.21)%	(0.11)%	(0.10)%
Portfolio turnover rate	63%	93%	65%	98%	73%
(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b) Does not include expenses of the underlying fund in which the Portfolio invests.
(c) Includes merger expenses of 0.01%.

AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
	Year Ended December 31,
	2012	2011(c)	2010(c)	2009(c)	2008(c)
Per Share Operating Performance:
Net Asset Value, beginning of year	$19.11	$22.58	$18.84	$17.96	$38.84
Income (Loss) From Investment Operations:
Net investment income	0.16	0.08	0.12	0.14	0.22
Net realized and unrealized gain (loss) on investments	0.52	(3.43)	3.71	7.74	(17.80)
Total from investment operations	0.68	(3.35)	3.83	7.88	(17.58)
Less Distributions:	(0.09)	(0.12)	(0.09)	(7.00)	(3.30)
Net Asset Value, end of year	$19.70	$19.11	$22.58	$18.84	$17.96
Total Return(a)	3.62%	(14.92)%	20.45%	49.35%	(49.98)%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$750.3	$608.9	$988.4	$652.5	$271.7
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.02%	1.03%	1.03%	1.05%	1.02%
Expenses Before Waivers and/or Expense Reimbursement	1.03%	1.04%	1.04%	1.05%	1.02%
Net investment income	0.90%	0.34%	0.65%	0.82%	0.65%
Portfolio turnover rate	58%	61%	38%	24%	46%
(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b) Does not include expenses of the underlying fund in which the Portfolio invests.
(c) Calculated based on average shares outstanding during the year.

GLOSSARY: PORTFOLIO INDEXES
BofA Merrill Lynch 1-3 Year Treasury Index. The BofA Merrill Lynch 1-3 Year Treasury Index is a sub-index of the BofA Merrill Lynch Treasury Master Index. It includes issues in the form of publicly placed, coupon-bearing US Treasury debt. Issues must carry a term to maturity of at least one year. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.
Barclays Aggregate Bond Index. The Barclays Aggregate Bond Index is an unmanaged index of investment-grade securities issued by the US Government and its agencies and by corporations with between one and ten years remaining to maturity. It gives a broad look at how short- and intermediate-term bonds have performed. Index returns do not include the effect of any mutual fund sales charges, operating expenses or taxes. These returns would be lower if they included the effect of sales charges, operating expenses or taxes. Source: Barclays.
Lipper Global Natural Resources Index. The Lipper Global Natural Resources Index is an unmanaged index of the 10 largest global natural resources funds. These returns do not include the effect of any sales charges, operating expenses of a mutual fund or taxes payable by investors and would be lower if they included these effects.
Lipper VUF Natural Resources Funds Index. The Lipper Variable Underlying Funds (VUF) Natural Resources Funds Index is an unmanaged, equally-weighted index of the 10 largest mutual funds in the Lipper VUF Natural Resources category of funds. These returns do not include the effect of any operating expenses of a mutual fund or taxes payable by investors and would be lower if they included these effects.
NAREIT Equity REIT Index. The NAREIT Equity REIT Index is an unmanaged, capitalization-weighted index of all equity real estate investment trusts. These returns do not include the effect of any investment management expenses. These returns would be lower if they included the effect of these expenses.
Dow Jones Wilshire REIT Index. The Dow Jones Wilshire REIT Index seeks to provide a broad representation of the US real estate securities markets. In order to be included in the Index, a company must be an equity owner and operator of commercial or residential real estate and must generate at least 75% of its revenue from such assets. It also must meet minimum requirements for market capitalization and liquidity. Certain types of securities, such as mortgage REITs, are excluded, as are companies with more than 25% of their assets in direct mortgage investments. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.
Russell 1000 Growth Index. The Russell 1000 Growth Index contains those securities in the Russell 1000 index with an above-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-to-earnings ratios, lower dividend yields and higher forecasted growth rates. These returns do not include the effect of any sales charges or operating expenses of a mutual fund or taxes and would be lower if they included these effects. Source: Lipper Inc.
Russell 1000 Value Index. The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. These returns do not include the effect of any sales charges, operating expenses of a mutual fund or taxes. These returns would be lower if they included these effects. Source: Russell Investments
Standard & Poor's 500 Index. The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 stocks of large US public companies. It gives a broad look at how stock prices in the United States have performed. These returns do not include the effect of any sales charges or operating expenses of a mutual fund or taxes and would be lower if they included these effects. Source: Standard & Poor's Corporation.

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INVESTOR INFORMATION SERVICES:
Shareholder inquiries should be made by calling (800) 778-2255 or by writing to Advanced Series Trust at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102. Additional information about the Portfolios is included in the Statement of Additional Information (SAI), which is incorporated by reference into this Prospectus. Additional information about the Portfolios' investments is available in the Fund's annual and semi-annual reports to shareholders. In the annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected each Portfolio's performance during its last fiscal year. The SAI and additional copies of annual and semi-annual reports are available without charge by calling the above number. The SAI and the annual and semi-annual reports are also available without charge on the Fund's website at www.prudential.com/variableinsuranceportfolios.
Delivery of Prospectus and Other Documents to Households. To lower costs and eliminate duplicate documents sent to your address, the Fund, in accordance with applicable laws and regulations, may begin mailing only one copy of the Fund's prospectus, prospectus supplements, annual and semi-annual reports, proxy statements and information statements, or any other required documents to your address even if more than one shareholder lives there. If you have previously consented to have any of these documents delivered to multiple investors at a shared address, as required by law, and you wish to revoke this consent or would otherwise prefer to continue to receive your own copy, you should call the number above, or write to the Fund at the above address. The Fund will begin sending individual copies to you within thirty days of revocation.
The information in the Fund's filings with the Securities and Exchange Commission (including the SAI) is available from the Commission. Copies of this information may be obtained, upon payment of duplicating fees, by electronic request to publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, DC 20549-0102. The information can also be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-551-8090. Finally, information about the Fund is available on the EDGAR database on the Commission's internet site at www.sec.gov.
Investment Company File Act No. 811-05186

Advanced Series Trust
PROSPECTUS • April 29, 2013
The Trust is an investment vehicle for life insurance companies (“Participating Insurance Companies”) writing variable annuity contracts and variable life insurance policies. Shares of the Trust may also be sold directly to certain tax-deferred retirement plans. Each variable annuity contract and variable life insurance policy involves fees and expenses not described in this Prospectus. Please read the Prospectus for the variable annuity contract or variable life insurance policy for information regarding the contract or policy, including its fees and expenses. The Portfolios offered in this Prospectus are set forth below.
These securities have not been approved or disapproved by the Securities and Exchange Commission (the Commission or the SEC) nor has the Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.
Prudential, the Prudential logo, and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.
AST Academic Strategies Asset
Allocation Portfolio
AST Balanced Asset Allocation Portfolio
AST Capital Growth Asset Allocation Portfolio
AST Preservation Asset Allocation Portfolio

1	SUMMARY: AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
7	SUMMARY: AST BALANCED ASSET ALLOCATION PORTFOLIO
12	SUMMARY: AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
16	SUMMARY: AST PRESERVATION ASSET ALLOCATION PORTFOLIO
21	ABOUT THE FUND
22	MORE DETAILED INFORMATION ON HOW THE PORTFOLIOS INVEST
36	MORE DETAILED INFORMATION ABOUT OTHER INVESTMENTS & STRATEGIES USED BY THE PORTFOLIOS
43	PRINCIPAL RISKS
51	HOW THE FUND IS MANAGED
61	HOW TO BUY AND SELL SHARES OF THE PORTFOLIOS
67	OTHER INFORMATION
68	FINANCIAL HIGHLIGHTS
72	GLOSSARY: PORTFOLIO INDEXES

SUMMARY: AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to seek long-term capital appreciation.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.71%*
Distribution and/or Service Fees (12b-1 Fees)	0.04%
Other Expenses	0.02%
Dividend Expense on Short Sales	0.13%
Broker Fees and Expenses on Short Sales	0.01%
Acquired Fund Fees & Expenses	0.68%
Total Annual Portfolio Operating Expenses	1.59%
Example. The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.
The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
AST Academic Strategies Asset Allocation	$162	$502	$866	$1,889
Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the most recent fiscal year ended December 31, the Portfolio's turnover rate was 102% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies. The Portfolio is a multi-asset class fund. Under normal circumstances, approximately 60% of the Portfolio's assets are allocated to traditional asset classes and approximately 40% of the Portfolio's assets are allocated to non-traditional asset classes and investment strategies. The traditional asset classes include US and foreign equity and fixed income securities. The non-traditional asset classes include real estate, commodities, and global infrastructure. The non-traditional investment strategies may from time to time include long/short market neutral, global macro, hedge fund replication, and global tactical asset allocation strategies.
The Portfolio gains exposure to these traditional and non-traditional asset classes and investment strategies by investing in varying combinations of: (i) other pooled investment vehicles, including, other portfolios of the Fund, other open-end or closed-end investment companies, exchange-traded funds (ETFs), unit investment trusts, and domestic or foreign private investment pools (collectively referred to as Underlying Portfolios); (ii) securities such as
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common stocks, preferred stocks, and bonds; and (iii) certain financial and derivative instruments. Under normal circumstances, the Portfolio invests approximately 65% of its assets in Underlying Portfolios, and the subadvisers directly manage approximately 35% of assets.
Principal Risks of Investing in the Portfolio. The risks identified below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objectives, the Portfolio cannot guarantee success.
Fund of Funds Risk. In addition to the risks associated with the investment in the Underlying Portfolios, the Portfolio is exposed to the investment objectives, investment risks, and investment performance of the Underlying Portfolios. The Portfolio is also subject to a potential conflict of interest between the Portfolio and its adviser and subadviser(s), which could impact the Portfolio.
Asset Transfer Program Risk. Pre-determined, non-discretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which, in certain instances, could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities that it otherwise would hold. The asset flows may also result in relatively low asset levels and relatively high operating expense ratios for the Portfolio. The efficient operation of the asset flows depends on active and liquid markets, and if market liquidity is strained the assets flows may not operate as intended which in turn could adversely affect performance.
Equity Securities Risk. The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’ s financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio.
Foreign Investment Risk. Investments in foreign securities generally involve more risk than investing in securities of US issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political developments may adversely affect the value of foreign securities; and foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds.
Fixed income Securities Risk. Investment in fixed income securities involves a variety of risks, including that: an issuer or guarantor of a security will be unable to pay obligations when due; the Portfolio may be unable to sell its securities holdings at the price it values the security or at any price; the income generated by and the market price of a fixed income security may decline due to a decrease in interest rates; and the price of a fixed income security may decline due to an increase in interest rates.
High-Yield Risk. Investments in fixed income securities rated below investment grade and unrated securities of similar credit quality (i.e., high yield securities or junk bonds) may be more sensitive to interest rate, credit and liquidity risks than investments in investment grade securities, and have predominantly speculative characteristics.
Asset-Backed and/or Mortgage-Backed Securities Risk. Asset-backed and mortgage-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables or, in the case of mortgage-backed securities, mortgage loans. Like fixed income securities, asset-backed and mortgage-backed securities are subject to interest rate risk, liquidity risk, and credit risk, which may be heightened in connection with
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investments in loans to “subprime” borrowers. Certain asset-backed and mortgage-backed securities are subject to the risk that those obligations will be repaid sooner than expected or later than expected, either of which may result in lower than expected returns. Mortgage-backed securities, because they are backed by mortgage loans, are also subject to risks related to real estate, and securities backed by private-issued mortgages may experience higher rates of default on the underlying mortgages than securities backed by government-issued mortgages.
Mortgage-backed securities risk. Mortgage-backed securities are a specific type of asset-backed security—one backed by mortgage loans on residential and/or commercial real estate. Therefore, they have many of the risk characteristics of asset-backed securities, including prepayment and extension risks, as well as interest rate, credit and liquidity risk. Because they are backed by mortgage loans, mortgage-backed securities also have risks related to real estate, including significant sensitivity to changes in real estate prices and interest rates and, in the case of commercial mortgages, office and factory occupancy rates. The risks associated with investments in mortgage-backed securities, particularly credit risk, are heightened in connection with investments in sub-prime mortgage-backed securities. Some mortgage-related securities receive government or private support, but there is no assurance that such support will remain in place. Moreover, mortgage-related securities issued by private, non-governmental issuers may experience higher rates of default on the underlying mortgages since these mortgage loans often do not meet the underwriting standards of government-issued mortgages.
The Portfolio invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as the Government National Mortgage Association, the Federal National Mortgage Association, or the Federal Home Loan Mortgage Corporation. Unlike Government National Mortgage Association securities, securities issued or guaranteed by U.S. government-related organizations such as the Federal National Mortgage Association, or the Federal Home Loan Mortgage Corporation are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government would provide financial support.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. The investment techniques, risk analysis and investment strategies used by a subadviser in making investment decisions for the Portfolio may not produce the intended or desired results.
Real Estate Risk. Investments in real estate investment trusts (REITs) and real estate-linked derivative instruments are subject to risks similar to those associated with direct ownership of real estate. Poor performance by the manager of the REIT and adverse changes to or inability to qualify with favorable tax laws will adversely affect the Portfolio. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property.
Liquidity and Valuation Risk. The Portfolio may hold one or more securities for which there are no or few buyers and sellers or the securities are subject to limitations on transfer. The Portfolio may be unable to sell those portfolio holdings at the desired time or price, and may have difficulty determining the value of such securities for the purpose of determining the Portfolio’s net asset value. In such cases, investments owned by the Portfolio may be valued at fair value pursuant to guidelines established by the Portfolio’s Board of Trustees. No assurance can be given that the fair value prices accurately reflect the value of security.
Leverage Risk. Using leverage, the investment of borrowed cash, may amplify the Portfolio’s gains and losses and cause the Portfolio to be more volatile.
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of an underlying asset, reference rate, or index. The use of derivatives involves a variety of risks, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; the derivative used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities.
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Short Sale Risk. A short sale involves the risk that the price of a borrowed security or derivative will increase during the time the Portfolio has borrowed the security or derivative and the Portfolio will incur a loss equal to the increase in price from the time that the short sale was entered into plus any premiums and interest paid to the third party. Short sales may result in losses that are greater than the cost of the investment. In addition, the third party to the short sale may fail to honor its contract terms, causing a loss to the Portfolio.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Past Performance. The bar chart and table provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1 year, 5 years and since inception of the Portfolio compare with those of a broad measure of market performance. Past performance does not mean that the Portfolio will achieve similar results in the future.
The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.
The table also demonstrates how the Portfolio's average annual returns compare to the returns of a custom blended stock index which includes stocks of companies with similar investment objectives. The Portfolio's primary custom blended stock index consists of the Russell 3000 Index (20%), MSCI EAFE Index (20%), Barclays Aggregate Bond Index (25%), Dow Jones Wilshire REIT Index (10%), Dow Jones - AIG Commodities Index (10%), and Merrill Lynch 90-Day US Treasury Bill Index (15%). The Portfolio's secondary custom blended stock index consists of the Standard & Poor's 500 Index (60%), and Barclays Aggregate Bond Index (40%). Prudential Investments LLC and AST Investment Services, Inc. determined the weight of each index comprising the blended indexes.
Note: Prior to July 21, 2008, the Portfolio was known as the AST Balanced Asset Allocation Portfolio. Effective July 21, 2008, the Portfolio added new subadvisers, changed its investment objective, policies, strategy, and expense structure. The performance figures furnished below prior to July 21, 2008 reflect the investment performance, investment operations, investment policies, investment strategies, and expense structure of the former AST Balanced Asset Allocation Portfolio and is not representative of the Portfolio’s current subadvisers or investment objective, policies, strategy, and expense structure.
Annual Total Returns

Best Quarter:		Worst Quarter:
14.94%	2nd Quarter of 2009	-16.24%	4th Quarter of 2008

Average Annual Total Returns (For the periods ended December 31, 2012)
	1 year	5 Years	Since Inception (12/5/05)
Portfolio	12.57%	0.79%	3.48%
Index
Standard & Poor's 500 Index (reflects no deduction for fees, expenses or taxes)	15.99%	1.66%	4.07%
Primary Blended Index (reflects no deduction for fees, expenses or taxes)	9.66%	2.24%	4.49%
4

Index
Secondary Blended Index (reflects no deduction for fees, expenses or taxes)	11.30%	3.81%	5.16%
MANAGEMENT OF THE PORTFOLIO
Investment Managers	Subadviser	Portfolio Managers	Title	Service Date
Prudential Investments LLC and AST Investment Services, Inc.		Brian Ahrens, CFA	Senior VP - Strategic Investment Research Group	July 2008
		Andrei O. Marinich, CFA	VP – Strategic Investment Research Group	April 2012
	AlphaSimplex Group, LLC	Jeremiah H. Chafkin	Portfolio Manager	July 2008
		Andrew W. Lo	Chief Investment Strategist, Portfolio Manager	July 2008
	AQR Capital Management, LLC	Ronen Israel	Principal	July 2008
		Lars Nielsen	Principal	July 2008
	CNH Partners, LLC	Mark Mitchell, PhD	Principal, Portfolio Manager	July 2008
		Todd Pulvino, PhD	Principal, Portfolio Manager	July 2008
	CoreCommodity Management, LLC	Adam De Chiara	Co-President, Portfolio Manager	October 2011
	First Quadrant, L.P.	Dori Levanoni	Partner, Portfolio Manager	July 2008
		Ed Peters	Partner, Portfolio Manager	July 2008
		Jeppe Ladekarl	Partner, Portfolio Manager	July 2008
	Jennison Associates LLC	Shaun Hong, CFA	Managing Director, Portfolio Manager	July 2008
		Ubong “Bobby” Edemeka	Managing Director, Portfolio Manager	July 2008
	J.P. Morgan Investment Management, Inc.	Terance Chen	Managing Director, Portfolio Manager	July 2008
	Pacific Investment Management Company, LLC	Scott A. Mather	Managing Director, Portfolio Manager	July 2008
		Mihir Worah	Managing Director, Portfolio Manager	July 2008
	Western Asset Management Company Western Asset Management Company, Limited	Stephen A. Walsh	Co-Chief Investment Officer, Portfolio Manager	December 2012
		Keith J. Gardner	Portfolio Manager	December 2012
		Matthew C. Duda	Portfolio Manager	December 2012
		S. Kenneth Leech	Co- Chief Investment Officer	April 2013
	Quantitative Management Associates LLC (QMA)	Ted Lockwood	Portfolio Manager, Managing Director	July 2008
		Marcus M. Perl	Portfolio Manager, VP	July 2008
		Edward L. Campbell, CFA	Portfolio Manager, Principal	July 2008
		Edward F. Keon, Jr.	Portfolio Manager, Managing Director	July 2008
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Investment Managers	Subadviser	Portfolio Managers	Title	Service Date
		Joel M. Kallman, CFA	Portfolio Manager, Senior Associate	July 2008
TAX INFORMATION
Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.
6

SUMMARY: AST BALANCED ASSET ALLOCATION PORTFOLIO
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to obtain the highest potential total return consistent with its specified level of risk tolerance.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.15%
Distribution and/or Service Fees (12b-1 Fees)	None
Other Expenses	0.01%
Acquired Fund Fees & Expenses	0.83%
Total Annual Portfolio Operating Expenses	0.99%
Example. The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.
The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
AST Balanced Asset Allocation	$101	$315	$547	$1,213
Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the most recent fiscal year ended December 31, the Portfolio's turnover rate was 38% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies. The Portfolio is a “fund of funds.” That means that the Portfolio invests primarily in one or more mutual funds in accordance with its own asset allocation strategy. Other mutual funds in which the Portfolio may invest are collectively referred to as the “Underlying Portfolios.” Consistent with the investment objectives and policies of the Portfolio, other mutual funds may from time to time be added to, or removed from, the list of Underlying Portfolios that may be used in connection with the Portfolio. Currently, the only Underlying Portfolios in which the Portfolio invests are other portfolios of the Fund and certain money market funds advised by Prudential Investments, LLC, AST Investment Services, Inc. (the Investment Managers) or one of their affiliates.
The asset allocation strategy is determined by the Investment Managers and Quantitative Management Associates LLC (QMA). As a general matter, QMA begins by constructing a neutral allocation for the Portfolio. Each neutral allocation initially divides the assets for the Portfolio across three broad-based securities benchmark indexes. These three benchmark indexes are the Russell 3000 Index, the MSCI EAFE Index, and the Barclays US Aggregate Bond Index. The neutral allocation will emphasize investments in the equity asset class. The selection of specific combinations of Underlying Portfolios for the Portfolio generally will be determined by the Investment Managers. The Investment Managers will employ various quantitative and qualitative research methods to establish weighted
7

combinations of Underlying Portfolios that are consistent with the neutral allocation for the Portfolio. QMA will then perform its own forward-looking assessment of macroeconomic, market, financial, security valuation, and other factors. As a result of this assessment, QMA will further adjust the neutral allocation and the preliminary Underlying Portfolio weights for the Portfolio based upon its views on certain factors.
Principal Risks of Investing in the Portfolio. The risks identified below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objectives, the Portfolio cannot guarantee success.
Fund of Funds Risk. In addition to the risks associated with the investment in the Underlying Portfolios, the Portfolio is exposed to the investment objectives, investment risks, and investment performance of the Underlying Portfolios. The Portfolio is also subject to a potential conflict of interest between the Portfolio and its adviser and subadviser(s), which could impact the Portfolio.
Asset Transfer Program Risk. Pre-determined, non-discretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which, in certain instances, could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities that it otherwise would hold. The asset flows may also result in relatively low asset levels and relatively high operating expense ratios for the Portfolio. The efficient operation of the asset flows depends on active and liquid markets, and if market liquidity is strained the assets flows may not operate as intended which in turn could adversely affect performance.
Equity Securities Risk. The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’ s financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio.
Fixed income Securities Risk. Investment in fixed income securities involves a variety of risks, including that: an issuer or guarantor of a security will be unable to pay obligations when due; the Portfolio may be unable to sell its securities holdings at the price it values the security or at any price; the income generated by and the market price of a fixed income security may decline due to a decrease in interest rates; and the price of a fixed income security may decline due to an increase in interest rates.
High-Yield Risk. Investments in fixed income securities rated below investment grade and unrated securities of similar credit quality (i.e., high yield securities or junk bonds) may be more sensitive to interest rate, credit and liquidity risks than investments in investment grade securities, and have predominantly speculative characteristics.
Asset-Backed and/or Mortgage-Backed Securities Risk. Asset-backed and mortgage-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables or, in the case of mortgage-backed securities, mortgage loans. Like fixed income securities, asset-backed and mortgage-backed securities are subject to interest rate risk, liquidity risk, and credit risk, which may be heightened in connection with investments in loans to “subprime” borrowers. Certain asset-backed and mortgage-backed securities are subject to the risk that those obligations will be repaid sooner than expected or later than expected, either of which may result in lower than expected returns. Mortgage-backed securities, because they are backed by mortgage loans, are also subject to risks related to real estate, and securities backed by private-issued mortgages may experience higher rates of default on the underlying mortgages than securities backed by government-issued mortgages.
8

Mortgage-backed securities risk. Mortgage-backed securities are a specific type of asset-backed security—one backed by mortgage loans on residential and/or commercial real estate. Therefore, they have many of the risk characteristics of asset-backed securities, including prepayment and extension risks, as well as interest rate, credit and liquidity risk. Because they are backed by mortgage loans, mortgage-backed securities also have risks related to real estate, including significant sensitivity to changes in real estate prices and interest rates and, in the case of commercial mortgages, office and factory occupancy rates. The risks associated with investments in mortgage-backed securities, particularly credit risk, are heightened in connection with investments in sub-prime mortgage-backed securities. Some mortgage-related securities receive government or private support, but there is no assurance that such support will remain in place. Moreover, mortgage-related securities issued by private, non-governmental issuers may experience higher rates of default on the underlying mortgages since these mortgage loans often do not meet the underwriting standards of government-issued mortgages.
The Portfolio invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as the Government National Mortgage Association, the Federal National Mortgage Association, or the Federal Home Loan Mortgage Corporation. Unlike Government National Mortgage Association securities, securities issued or guaranteed by U.S. government-related organizations such as the Federal National Mortgage Association, or the Federal Home Loan Mortgage Corporation are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government would provide financial support.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. The investment techniques, risk analysis and investment strategies used by a subadviser in making investment decisions for the Portfolio may not produce the intended or desired results.
Foreign Investment Risk. Investments in foreign securities generally involve more risk than investing in securities of US issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political developments may adversely affect the value of foreign securities; and foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Past Performance. The bar chart and table provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1 year, 5 years and since inception of the Portfolio compare with those of a broad measure of market performance. Past performance does not mean that the Portfolio will achieve similar results in the future.
The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.
The table also demonstrates how the Portfolio's average annual returns compare to the returns of a custom blended stock index which includes the stocks of companies with similar investment objectives. The Portfolio's custom blended stock index consists of the Russell 3000 Index (48%), Barclays US Aggregate Bond Index (40%) and MSCI EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Index (GD) (12%). Prudential Investments LLC and AST Investment Services, Inc. determined the weight of each index comprising the blended index.
9

Note: Prior to July 21, 2008 the Portfolio was known as the AST Conservative Asset Allocation Portfolio. Effective July 21, 2008, the Portfolio added new subadvisers and changed its investment objective, policies, strategy, and expense structure. The performance history furnished below prior to July 21, 2008 reflects the investment performance, investment operations, investment policies and investment strategies of the former AST Conservative Asset Allocation Portfolio and does not represent the actual or predicted performance of the current Portfolio.
Annual Total Returns

Best Quarter:		Worst Quarter:
13.21%	2nd Quarter of 2009	-14.63%	4th Quarter of 2008

Average Annual Total Returns (For the periods ended December 31, 2012)
	1 year	5 Years	Since Inception (12/5/05)
Portfolio	12.48%	1.87%	4.10%
Index
Standard & Poor's 500 Index (reflects no deduction for fees, expenses or taxes)	15.99%	1.66%	4.07%
Blended Index (reflects no deduction for fees, expenses or taxes)	11.79%	3.49%	5.26%
MANAGEMENT OF THE PORTFOLIO
Investment Managers	Subadviser	Portfolio Managers	Title	Service Date
Prudential Investments LLC		Brian Ahrens, CFA	Senior VP, Strategic Investment Research Group	April 2005
		Andrei O. Marinich, CFA	VP, Strategic Investment Research Group	April 2012
AST Investment Services, Inc.	Quantitative Management Associates LLC (QMA)	Marcus Perl	Portfolio Manager, VP	July 2006
		Edward L. Campbell, CFA	Portfolio Manager, Principal	July 2006
		Joel L. Kallman, CFA	Portfolio Manager, Senior Associate	March 2011
TAX INFORMATION
Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by
10

influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.
11

SUMMARY: AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to obtain the highest potential total return consistent with its specified level of risk tolerance.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.15%
Distribution and/or Service Fees (12b-1 Fees)	None
Other Expenses	0.01%
Acquired Fund Fees & Expenses	0.86%
Total Annual Portfolio Operating Expenses	1.02%
Example. The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.
The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
AST Capital Growth Asset Allocation	$104	$325	$563	$1,248
Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the most recent fiscal year ended December 31, the Portfolio's turnover rate was 51% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies. The Portfolio is a “fund of funds.” That means that the Portfolio invests primarily in one or more mutual funds in accordance with its own asset allocation strategy. Other mutual funds in which in which the Portfolio may invest are collectively referred to as the “Underlying Portfolios.” Consistent with the investment objectives and policies of the Portfolio, other mutual funds may from time to time be added to, or removed from, the list of Underlying Portfolios that may be used in connection with the Portfolio. Currently, the only Underlying Portfolios in which the Portfolio invests are other portfolios of the Fund and certain money market funds advised by Prudential Investments, LLC, AST Investment Services, Inc. (the Investment Managers) or one of their affiliates.
The asset allocation strategy is determined by the Investment Managers and Quantitative Management Associates LLC (QMA). As a general matter, the Investment Managers and QMA begin by constructing a neutral allocation for the Portfolio. Each neutral allocation initially divides the assets for the Portfolio across three broad-based securities benchmark indexes: the Russell 3000 Index, the MSCI EAFE Index, and the Barclays US Aggregate Bond Index. The neutral allocation will emphasize investments in the equity asset class. The selection of specific combinations of Underlying Portfolios for the Portfolio generally will be determined by the Investment Managers. The Investment
12

Managers will employ various quantitative and qualitative research methods to establish weighted combinations of Underlying Portfolios that are consistent with the neutral allocation for the Portfolio. QMA will then perform its own forward-looking assessment of macroeconomic, market, financial, security valuation, and other factors. As a result of this assessment, QMA will further adjust the neutral allocation and the preliminary Underlying Portfolio weights for the Portfolio based upon its views on certain factors.
Principal Risks of Investing in the Portfolio. The risks identified below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objectives, the Portfolio cannot guarantee success.
Fund of Funds Risk. In addition to the risks associated with the investment in the Underlying Portfolios, the Portfolio is exposed to the investment objectives, investment risks, and investment performance of the Underlying Portfolios. The Portfolio is also subject to a potential conflict of interest between the Portfolio and its adviser and subadviser(s), which could impact the Portfolio.
Asset Transfer Program Risk. Pre-determined, non-discretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which, in certain instances, could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities that it otherwise would hold. The asset flows may also result in relatively low asset levels and relatively high operating expense ratios for the Portfolio. The efficient operation of the asset flows depends on active and liquid markets, and if market liquidity is strained the assets flows may not operate as intended which in turn could adversely affect performance.
Equity Securities Risk. The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’ s financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio.
Fixed income Securities Risk. Investment in fixed income securities involves a variety of risks, including that: an issuer or guarantor of a security will be unable to pay obligations when due; the Portfolio may be unable to sell its securities holdings at the price it values the security or at any price; the income generated by and the market price of a fixed income security may decline due to a decrease in interest rates; and the price of a fixed income security may decline due to an increase in interest rates.
High-Yield Risk. Investments in fixed income securities rated below investment grade and unrated securities of similar credit quality (i.e., high yield securities or junk bonds) may be more sensitive to interest rate, credit and liquidity risks than investments in investment grade securities, and have predominantly speculative characteristics.
Asset-Backed and/or Mortgage-Backed Securities Risk. Asset-backed and mortgage-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables or, in the case of mortgage-backed securities, mortgage loans. Like fixed income securities, asset-backed and mortgage-backed securities are subject to interest rate risk, liquidity risk, and credit risk, which may be heightened in connection with investments in loans to “subprime” borrowers. Certain asset-backed and mortgage-backed securities are subject to the risk that those obligations will be repaid sooner than expected or later than expected, either of which may result in lower than expected returns. Mortgage-backed securities, because they are backed by mortgage loans, are also subject to risks related to real estate, and securities backed by private-issued mortgages may experience higher rates of default on the underlying mortgages than securities backed by government-issued mortgages.
13

Mortgage-backed securities risk. Mortgage-backed securities are a specific type of asset-backed security—one backed by mortgage loans on residential and/or commercial real estate. Therefore, they have many of the risk characteristics of asset-backed securities, including prepayment and extension risks, as well as interest rate, credit and liquidity risk. Because they are backed by mortgage loans, mortgage-backed securities also have risks related to real estate, including significant sensitivity to changes in real estate prices and interest rates and, in the case of commercial mortgages, office and factory occupancy rates. The risks associated with investments in mortgage-backed securities, particularly credit risk, are heightened in connection with investments in sub-prime mortgage-backed securities. Some mortgage-related securities receive government or private support, but there is no assurance that such support will remain in place. Moreover, mortgage-related securities issued by private, non-governmental issuers may experience higher rates of default on the underlying mortgages since these mortgage loans often do not meet the underwriting standards of government-issued mortgages.
The Portfolio invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as the Government National Mortgage Association, the Federal National Mortgage Association, or the Federal Home Loan Mortgage Corporation. Unlike Government National Mortgage Association securities, securities issued or guaranteed by U.S. government-related organizations such as the Federal National Mortgage Association, or the Federal Home Loan Mortgage Corporation are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government would provide financial support.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. The investment techniques, risk analysis and investment strategies used by a subadviser in making investment decisions for the Portfolio may not produce the intended or desired results.
Foreign Investment Risk. Investments in foreign securities generally involve more risk than investing in securities of US issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political developments may adversely affect the value of foreign securities; and foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Past Performance. The bar chart and table provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1 year, 5 years and since inception of the Portfolio compare with those of a broad measure of market performance. Past performance does not mean that the Portfolio will achieve similar results in the future.
The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.
The table also demonstrates how the Portfolio's average annual returns compare to the returns of a custom blended stock index which includes the stock of companies with similar investment objectives. The Portfolio's primary custom blended stock index consists of the Russell 3000 Index (60%), the MSCI EAFE Index (GD) (15%) and the Barclays Aggregate Bond Index (25%). The Portfolio's secondary custom blended stock index consists of the Standard & Poor's 500 Index (75%) and the Barclays Aggregate Bond Index (25%). Prudential Investments LLC and AST Investment Services, Inc. determined the weight of each index comprising the blended indexes.
14

Annual Total Returns

Best Quarter:		Worst Quarter:
14.82%	2nd Quarter of 2009	-18.12%	4th Quarter of 2008

Average Annual Total Returns (For the periods ended December 31, 2012)
	1 year	5 Years	Since Inception (12/5/05)
Portfolio	13.73%	0.51%	3.58%
Index
Standard & Poor's 500 Index (reflects no deduction for fees, expenses or taxes)	15.99%	1.66%	4.07%
Primary Blended Index (reflects no deduction for fees, expenses or taxes)	13.67%	2.65%	4.91%
Secondary Blended Index (reflects no deduction for fees, expenses or taxes)	14.29%	2.35%	4.78%
MANAGEMENT OF THE PORTFOLIO
Investment Managers	Subadviser	Portfolio Managers	Title	Service Date
Prudential Investments LLC		Brian Ahrens, CFA	Senior VP, Strategic Investment Research Group	April 2005
		Andrei O. Marinich, CFA	VP, Strategic Investment Research Group	April 2012
AST Investment Services, Inc.	Quantitative Management Associates LLC (QMA)	Marcus Perl	Portfolio Manager, VP	July 2006
		Edward L. Campbell, CFA	Portfolio Manager, Principal	July 2006
		Joel L. Kallman, CFA	Portfolio Manager, Senior Associate	March 2011
TAX INFORMATION
Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.
15

SUMMARY: AST PRESERVATION ASSET ALLOCATION PORTFOLIO
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to obtain the highest potential total return consistent with its specified level of risk tolerance.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.15%
Distribution and/or Service Fees (12b-1 Fees)	None
Other Expenses	0.01%
Acquired Fund Fees & Expenses	0.78%
Total Annual Portfolio Operating Expenses	0.94%
Example. The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.
The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
AST Preservation Asset Allocation	$96	$300	$520	$1,155
Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the most recent fiscal year ended December 31, the Portfolio's turnover rate was 26% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies. The Portfolio is a “fund of funds.” That means that the Portfolio invests primarily in one or more mutual funds in accordance with its own asset allocation strategy. Other mutual funds in which in which the Portfolio may invest are collectively referred to as the “Underlying Portfolios.” Consistent with the investment objectives and policies of the Portfolio, other mutual funds may from time to time be added to, or removed from, the list of Underlying Portfolios that may be used in connection with the Portfolio. Currently, the only Underlying Portfolios in which the Portfolio invests are other portfolios of the Fund and certain money market funds advised by Prudential Investments LLC and AST Investment Services, Inc. (the Investment Managers) or one of their affiliates.
The asset allocation strategy is determined by the Investment Managers and Quantitative Management Associates LLC (QMA). As a general matter, QMA begins by constructing a neutral allocation for the Portfolio. Each neutral allocation initially divides the assets for the Portfolio across three broad-based securities benchmark indexes. These three benchmark indexes are the Russell 3000 Index, the MSCI EAFE Index, and the Barclays US Aggregate Bond Index. Generally, the neutral allocation will emphasize investments in the debt/money market asset class. The selection of specific combinations of Underlying Portfolios for the Portfolio generally will be determined by the
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Investment Managers. The Investment Managers will employ various quantitative and qualitative research methods to establish weighted combinations of Underlying Portfolios that are consistent with the neutral allocation for the Portfolio. QMA will then perform its own forward-looking assessment of macroeconomic, market, financial, security valuation, and other factors. As a result of this assessment, QMA will further adjust the neutral allocation and the preliminary Underlying Portfolio weights for the Portfolio based upon its views on certain factors.
Principal Risks of Investing in the Portfolio. The risks identified below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objectives, the Portfolio cannot guarantee success.
Fund of Funds Risk. In addition to the risks associated with the investment in the Underlying Portfolios, the Portfolio is exposed to the investment objectives, investment risks, and investment performance of the Underlying Portfolios. The Portfolio is also subject to a potential conflict of interest between the Portfolio and its adviser and subadviser(s), which could impact the Portfolio.
Equity Securities Risk. The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’ s financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio.
Fixed income Securities Risk. Investment in fixed income securities involves a variety of risks, including that: an issuer or guarantor of a security will be unable to pay obligations when due; the Portfolio may be unable to sell its securities holdings at the price it values the security or at any price; the income generated by and the market price of a fixed income security may decline due to a decrease in interest rates; and the price of a fixed income security may decline due to an increase in interest rates.
Asset-Backed and/or Mortgage-Backed Securities Risk. Asset-backed and mortgage-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables or, in the case of mortgage-backed securities, mortgage loans. Like fixed income securities, asset-backed and mortgage-backed securities are subject to interest rate risk, liquidity risk, and credit risk, which may be heightened in connection with investments in loans to “subprime” borrowers. Certain asset-backed and mortgage-backed securities are subject to the risk that those obligations will be repaid sooner than expected or later than expected, either of which may result in lower than expected returns. Mortgage-backed securities, because they are backed by mortgage loans, are also subject to risks related to real estate, and securities backed by private-issued mortgages may experience higher rates of default on the underlying mortgages than securities backed by government-issued mortgages.
Mortgage-backed securities risk. Mortgage-backed securities are a specific type of asset-backed security—one backed by mortgage loans on residential and/or commercial real estate. Therefore, they have many of the risk characteristics of asset-backed securities, including prepayment and extension risks, as well as interest rate, credit and liquidity risk. Because they are backed by mortgage loans, mortgage-backed securities also have risks related to real estate, including significant sensitivity to changes in real estate prices and interest rates and, in the case of commercial mortgages, office and factory occupancy rates. The risks associated with investments in mortgage-backed securities, particularly credit risk, are heightened in connection with investments in sub-prime mortgage-backed securities. Some mortgage-related securities receive government or private support, but there is no assurance that such support will remain in place. Moreover, mortgage-related securities issued by private, non-governmental issuers may experience higher rates of default on the underlying mortgages since these mortgage loans often do not meet the underwriting standards of government-issued mortgages.
The Portfolio invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as the Government National Mortgage Association, the Federal National Mortgage Association, or the Federal Home Loan Mortgage Corporation. Unlike Government National Mortgage Association securities, securities issued or
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guaranteed by U.S. government-related organizations such as the Federal National Mortgage Association, or the Federal Home Loan Mortgage Corporation are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government would provide financial support.
High-Yield Risk. Investments in fixed income securities rated below investment grade and unrated securities of similar credit quality (i.e., high yield securities or junk bonds) may be more sensitive to interest rate, credit and liquidity risks than investments in investment grade securities, and have predominantly speculative characteristics.
Foreign Investment Risk. Investments in foreign securities generally involve more risk than investing in securities of US issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political developments may adversely affect the value of foreign securities; and foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. The investment techniques, risk analysis and investment strategies used by a subadviser in making investment decisions for the Portfolio may not produce the intended or desired results.
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of an underlying asset, reference rate, or index. The use of derivatives involves a variety of risks, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; the derivative used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities.
Asset Transfer Program Risk. Pre-determined, non-discretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which, in certain instances, could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities that it otherwise would hold. The asset flows may also result in relatively low asset levels and relatively high operating expense ratios for the Portfolio. The efficient operation of the asset flows depends on active and liquid markets, and if market liquidity is strained the assets flows may not operate as intended which in turn could adversely affect performance.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Past Performance. The bar chart and table provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1 year, 5 years and since inception of the Portfolio compare with those of a broad measure of market performance. Past performance does not mean that the Portfolio will achieve similar results in the future.
The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.
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The table also demonstrates how the Portfolio's average annual returns compare to the returns of a custom blended stock index which includes the stocks of companies with similar investment objectives. The Portfolio's custom blended stock index consists of the Russell 3000 Index (28%), MSCI EAFE Index (GD) (7%), and Barclays Aggregate Bond Index (65%). Prudential Investments LLC and AST Investment Services, Inc. determined the weight of each index comprising the blended index.
Annual Total Returns

Best Quarter:		Worst Quarter:
10.75%	2nd Quarter of 2009	-9.00%	4th Quarter of 2008

Average Annual Total Returns (For the periods ended December 31, 2012)
	1 year	5 years	Since Inception (12/5/05)
Portfolio	10.38%	3.56%	4.93%
Index
Standard & Poor's 500 Index (reflects no deduction for fees, expenses or taxes)	15.99%	1.66%	4.07%
Blended Index (reflects no deduction for fees, expenses or taxes)	8.64%	4.69%	5.68%
MANAGEMENT OF THE PORTFOLIO
Investment Managers	Subadviser	Portfolio Managers	Title	Service Date
Prudential Investments LLC		Brian Ahrens, CFA	Senior VP, Strategic Investment Research Group	April 2005
		Andrei O. Marinich, CFA	VP, Strategic Investment Research Group	April 2012
AST Investment Services, Inc.	Quantitative Management Associates LLC (QMA)	Marcus Perl	Portfolio Manager, VP	July 2006
		Edward L. Campbell, CFA	Portfolio Manager, Principal	July 2006
		Joel M. Kallman, CFA	Portfolio Manager, Senior Associate	March 2011
TAX INFORMATION
Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by
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influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.
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ABOUT THE FUND
About the Fund and its Portfolios
This prospectus provides information about the Advanced Series Trust (the Fund) and its separate portfolios (each, a Portfolio). The Portfolios of the Fund which are discussed in this prospectus are identified on the front cover and in the table of contents. Each Portfolio is a diversified investment company as defined by the Investment Company Act of 1940 (the 1940 Act), unless herein noted otherwise.
Prudential Investments LLC (PI) and AST Investment Services, Inc. (ASTIS), both wholly-owned subsidiaries of Prudential Financial, Inc. (Prudential Financial), serve as overall investment managers of the Fund. With respect to AST Schroders Global Tactical Portfolio and AST AQR Emerging Markets Equity Portfolio, PI serves as the sole investment manager. Prudential Financial, which is incorporated in the United States, has its principal place of business in the United States. Neither Prudential Financial nor any of its subsidiaries are affiliated in any manner with Prudential plc, a company incorporated in the United Kingdom. ASTIS and PI (together, the Investment Managers) have retained one or more subadvisers (each, a Subadviser), to manage the day-to-day investment of the assets of each Portfolio in a multi-manager structure. More information about the Investment Managers, each Subadviser and the multi-manager structure is included in “How the Fund is Managed” later in this Prospectus.
The Fund offers one class of shares in each Portfolio. As of the date of this prospectus, shares of the Portfolios of the Fund are sold only to separate accounts of Prudential Annuities Life Assurance Corporation, The Prudential Insurance Company of America, Pruco Life Insurance Company, Pruco Life Insurance Company of New Jersey, Prudential Retirement Insurance and Annuity Company, Pramerica of Bermuda Life Assurance Company, Ltd. (collectively, Prudential), Kemper Investors Life Insurance Company, Allstate Life Insurance Company and Allstate Life Insurance Company of New York as investment options under variable life insurance and variable annuity contracts (the Contracts). Shares of the Fund may be sold directly to certain qualified retirement plans.
Additional information about each Portfolio is set forth in the following sections, and is also provided in the Statement of Additional Information (SAI).
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MORE DETAILED INFORMATION ON HOW THE PORTFOLIOS INVEST
Introduction
We describe each Portfolio's investment objective and policies on the following pages. We describe certain investment instruments that appear below in the section entitled More Detailed Information About Other Investments and Strategies Used by the Portfolios.
Although we make every effort to achieve each Portfolio's objective, we can't guarantee success and it is possible that you could lose money. Unless otherwise stated, each Portfolio's investment objective is a non-fundamental investment policy and, therefore, may be changed by the Board of Trustees of the Fund (the Board) without shareholder approval.
An investment in a Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
The Portfolios have investment strategies and policies that include percentage estimates and limitations. Those percentages are generally applied at the time the Portfolio makes an investment.
A Portfolio may have a policy to invest 80% of its assets in a particular category of investments based on the name of the Portfolio. The 80% requirement is applied at the time the Portfolio makes an investment. Those 80% policies are non-fundamental and may be changed by the Board without shareholder approval. The Portfolio, however, will provide 60 days' prior written notice to shareholders of any change in an 80% policy based on the Portfolio's name if required by applicable rules.
A change in the securities held by a Portfolio is known as “portfolio turnover.” A Portfolio may engage in active and frequent trading to try to achieve its investment objective and may have a portfolio turnover rate of over 100% annually. Increased portfolio turnover may result in higher brokerage fees or other transaction costs, which can reduce performance. If a Portfolio realizes capital gains when it sells investments, it generally must pay those gains to shareholders, increasing its taxable distributions. The Financial Highlights tables at the end of this prospectus show each Portfolio’s portfolio turnover rate during the past fiscal years.
In response to adverse market conditions or when restructuring a Portfolio, we may temporarily invest up to 100% of the Portfolio's total assets in money market instruments. Investing heavily in money market securities limits our ability to achieve our investment objective, but can help to preserve the value of the Portfolio's assets when markets are unstable.
AST Academic Strategies Asset Allocation Portfolio
Investment Objective: long-term capital appreciation.
Principal Investment Policies
The Portfolio is a multi-asset class fund that pursues both top-down asset allocation strategies and bottom-up selection of securities, investment managers, and mutual funds. Under normal circumstances, approximately 60% of the Portfolio's assets are allocated to traditional asset classes and approximately 40% of the Portfolio's assets are allocated to non-traditional asset classes and investment strategies. Those percentages are subject to change by the Portfolio’s Investment Managers and Quantitative Management Associates LLC (QMA).
The overall asset allocation strategy for the Portfolio is determined by QMA and the Investment Managers in consultation with a consultant that has been retained by the Investment Managers. The assets of the Portfolio may, but are not required to, be allocated among various traditional and non-traditional asset classes and the related investment categories and strategies as shown below.
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Traditional Asset Classes
US Large-Cap Equity	■ Growth ■ Value ■ Core
US Mid-Cap Equity	■ Growth ■ Value
US Small-Cap Equity	■ Growth ■ Value
International Equity	■ Developed Markets Growth ■ Developed Markets Value ■ Emerging Markets
Fixed income	■ US Investment Grade ■ US High-Yield ■ International (Hedged) ■ Emerging Markets
Non-Traditional Asset Classes
Real Estate	■ US Real Estate ■ International Real Estate
Real Return*	■ Commodities ■ Inflation-Indexed Securities ■ Global Infrastructure
Alternative	■ Long/Short Market-Neutral ■ Global Macro ■ Hedge Fund Replication ■ Diversified Arbitrage ■ Currency ■ Overlay ■ Long/Short Equity ■ Distressed Debt ■ Private Equity
* Real return means the annual percentage return on an investment, which is adjusted for changes in prices due to inflation or other external effects. Real return strategies generally seek to provide a return over the rate of inflation.
The Investment Managers uses academic research on asset allocation along with various quantitative and qualitative research methods to produce a proposed strategic allocation for the Portfolio among the various traditional and non-traditional asset classes and the related investment categories and strategies. QMA and the Investment Managers then review the proposed strategic allocation. QMA and the Investment Managers will adjust the proposed strategic allocation based upon their own: (i) forward-looking assessment of global macroeconomic, market, financial, currency, security valuation, and other factors and (ii) quantitative and qualitative evaluation of the risks associated with investments in the relevant investment categories and strategies. PI will then: (i) identify other pooled investment vehicles, including, without limitation, open-end or closed-end investment companies, exchange-traded funds, unit investment trusts, domestic or foreign private investment pools (including investment companies not registered under the 1940 Act, such as “hedge funds”) (collectively referred to as Underlying Portfolios) that may be used as fulfillment options for the specific investment categories or strategies and (ii) establish specific weighted combinations of Underlying Portfolios that are consistent with the Portfolio's then-current asset allocation. PI also seeks to identify and retain Subadvisers to directly manage all or a portion of the assets that are allocated to a particular investment category or strategy. Under normal circumstances, the Portfolio invests approximately 65% of its assets in Underlying Portfolios, primarily other portfolios of the Fund. The Subadvisers directly manage the remaining 35% of the Portfolio's assets under normal circumstances. Those percentages are subject to change by the Investment Managers and QMA.
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PI monitors the amount of active risk taken within the various investment categories and strategies by conducting holdings-based and returns-based analyses of the Portfolio's direct and indirect portfolio holdings. QMA and the Investment Managers also meet periodically. QMA and the Investment Managers seek to opportunistically modify the allocations among the various investment categories and strategies, the Underlying Portfolios, and the Subadvisers based upon the latest academic research and their ongoing assessment of the above-referenced factors. The extent to which any recommendations are adopted is determined solely by the Investment Managers and QMA.
As set forth above, the Portfolio invests a substantial portion of its assets in Underlying Portfolios, particularly other portfolios of the Fund. The Subadvisers will directly manage the remaining portion of the Portfolio's assets. Under the 1940 Act, the Subadvisers may invest Portfolio assets in “securities” (e.g. common stocks, bonds, etc.) and futures contracts, options on futures contracts, swap agreements, and other financial and derivative instruments that are not “securities” within the meaning of the 1940 Act (collectively, Other Investments).
Investments in Traditional Asset Classes. With the exception of the International Fixed income (Hedged) and Emerging Markets investment categories within the Fixed income asset class, exposure to all of the remaining traditional investment categories is generally obtained through investments in Underlying Portfolios that are portfolios of the Fund. Pacific Investment Management Company LLC (PIMCO) will serve as the Subadviser to the International Fixed income (Hedged) and Western Asset Management Company / Western Asset Management Company Limited will serve as Subadvisers to the Emerging Markets investment categories.
UNDERLYING PORTFOLIOS. The principal investments of the Underlying Portfolios that are currently used in connection with the traditional asset classes are described below. Consistent with the investment objectives and policies of the Portfolio, other Underlying Portfolios from time to time may be added to, or removed from, the list of Underlying Portfolios that may be used in connection with the Portfolio.
Underlying Fund Portfolio	Principal Investments	Traditional Investment Category
AST Marsico Capital Growth	Invests primarily in common stocks, with the majority of the Portfolio's assets in large capitalization stocks	Domestic Large-Cap Equity Growth
AST T. Rowe Price Large-Cap Growth	Invests predominantly in the equity securities of a limited number of large, high-quality US companies	Domestic Large-Cap Equity Growth
AST QMA US Equity Alpha	The Portfolio will use a long/short investment strategy. This means the Portfolio shorts a portion of the Portfolio and uses the proceeds of the shorts, or other borrowings, to purchase additional stocks long. Primarily invests at least 80% of its net assets plus borrowings, if any, for investment purposes in equity and equity-related securities of US issuers.	Domestic Large-Cap Equity Core
AST Goldman Sachs Large-Cap Value	The Portfolio seeks to achieve its investment objective by investing in value opportunities that Goldman Sachs Asset Management, L.P. (GSAM), defines as companies with identifiable competitive advantages whose intrinsic value is not reflected in the stock price. The Portfolio invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) (Net Assets) in a diversified portfolio of equity investments in large-cap US issuers with public stock market capitalizations within the range of the market capitalization of companies constituting the Russell 1000 Value Index at the time of investment.	Domestic Large-Cap Equity Value
AST Large-Cap Value	Invests primarily in common stocks and securities convertible into common stocks of large cap companies	Domestic Large-Cap Equity Value
AST Neuberger Berman Mid-Cap Growth	Invests primarily in common stocks of medium capitalization companies	Domestic Mid-Cap Equity Growth
AST Mid-Cap Value	Invests primarily in mid capitalization stocks that appear to be undervalued	Domestic Mid-Cap Equity Value
AST Federated Aggressive Growth	Invests primarily in the stocks of small companies that are traded on national exchanges, NASDAQ stock exchange and the over-the-counter market	Domestic Small-Cap Equity Growth
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Underlying Fund Portfolio	Principal Investments	Traditional Investment Category
AST Small-Cap Value	Invests primarily in stocks and equity-related securities of small capitalization companies that appear to be undervalued	Domestic Small-Cap Equity Value
AST International Growth	Invests primarily in equity securities of foreign companies	International Equity: Developed Markets Growth
AST International Value	Invests primarily in equity securities of foreign companies	International Equity: Developed Markets Value
AST Parametric Emerging Markets Equity	Invests primarily in equity securities of issuers located in emerging market countries or included (or considered for inclusion) as emerging market issuers in one or more broad-based market indices.	International Equity: Emerging Markets
AST PIMCO Total Return Bond	Invests primarily in fixed income securities of varying maturities	Domestic Investment Grade Fixed income
AST Western Asset Core Plus Bond	Invests primarily in a portfolio of fixed income and debt securities of various maturities	Domestic Investment Grade Fixed income
AST PIMCO Limited Maturity Bond	Invests primarily in fixed income securities of varying maturities, so that the Portfolio's expected average duration will be from one to three years.	Domestic Investment Grade Fixed income
AST High Yield	Invests primarily in fixed income investments that, at the time of purchase, are rated below investment grade	High-Yield Debt
Prudential Core Taxable Money Market Fund	Invests primarily in short-term money market instruments issued by the US Government, its agencies and instrumentalities, commercial paper, asset-backed securities, funding agreements, variable rate demand notes, bills, notes and other obligations issued by banks, corporations and other companies, and obligations issued by foreign banks, companies or governments	Money Market
INTERNATIONAL FIXED INCOME (HEDGED) (PIMCO). Under normal circumstances, PIMCO invests at least 80% of the net assets attributable to this sleeve in fixed income instruments of issuers located outside the United States, representing at least three foreign countries, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. The sleeve normally limits its foreign currency exposure (from non-US dollar-denominated securities or currencies) to 20% of its total assets. PIMCO selects the sleeve's foreign country and currency compositions based on an evaluation of various factors, including, but not limited to relative interest rates, exchange rates, monetary and fiscal policies, trade, and current account balances. The average portfolio duration of this sleeve normally varies within two years (plus or minus), as calculated by PIMCO, of the duration of the J.P. Morgan GBI Global ex-US Index Hedged in USD, which as of June 30, 2012 was 7.67 years. The sleeve invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities (junk bonds) rated B or higher by Moody's, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality (except that within such limitation, the Portfolio may invest in mortgage-backed securities rated below B). The sleeve may invest, without limitation, in securities and instruments that are economically tied to emerging market countries. For purposes of this sleeve, an emerging market country shall be any country defined as an emerging or developing economy by the World Bank or its related organizations, or the United Nations or its authorities, or if the country is considered an emerging market country for purposes of constructing emerging markets indices. PIMCO may concentrate the assets attributable to this sleeve in a relatively small number of issuers. Also, PIMCO may invest up to 10% of the total assets attributable to this sleeve in preferred stocks.
EMERGING MARKETS FIXED INCOME (WESTERN ASSET MANAGEMENT COMPANY / WESTERN ASSET MANAGEMENT COMPANY LTD). Western Asset Management Company and Western Asset Management Company Limited (Western Asset) invests, under normal circumstances, at least 80% of the assets attributable to this investment category in fixed income securities issued by governments, government-related entities and corporations located in emerging markets and related investments. Western Asset may invest without limit in high yield debt securities and related investments rated below investment grade (that is, securities rated below Baa/BBB), or, if unrated, determined to be of comparable credit quality by Western Asset. Below investment grade securities are commonly referred to as “junk bonds.” Western Asset also may invest up to 50% of the assets attributable to this investment category in non-US dollar denominated fixed income securities. These investments include, but are not limited to, instruments
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designed to restructure outstanding emerging market debt such as participations in loans between governments and financial institutions. The Western Asset Subadvisers' portfolio managers normally will invest in at least three emerging market countries, which are countries that, at the time of investment, are either: (i) represented in the J.P. Morgan Emerging Markets Bond Index Global, the J.P. Morgan Corporate Emerging Bond Index Broad, or the J.P. Morgan Government Bond Index-Emerging Markets Global Diversified; (ii) categorized by the World Bank in its annual categorization of national incomes as low- or middle-income; or (iii) classified by the World Bank as high income in its annual classification of national incomes, but not an OECD member.
Instead of investing directly in particular securities, Western Asset may use instruments such as derivatives and synthetic instruments that are intended to provide economic exposure to the securities or the issuer, including but not limited to options, futures, forward agreements, swaps, and credit-linked securities. Western Asset may use one or more types of these instruments without limit and may also engage in a variety of transactions using derivatives in order to change the investment characteristics of portfolio securities (such as shortening or lengthening duration) and for other purposes.
Investments in Non-Traditional Asset Classes. With the exception of the US Real Estate and International Real Estate investment categories within the Real Estate asset class, exposure to the remaining non-traditional investment categories is obtained primarily through the allocation of Portfolio assets to certain Subadvisers. Consistent with the investment objectives and policies of the Portfolio, Underlying Portfolios from time to time may be added to, or removed from, the Portfolio's list of available investment options.
REAL ESTATE. Exposure to the US real estate and international real estate investment categories is obtained through investments in the AST Cohen & Steers Real Estate Portfolio and the AST Global Real Estate Portfolio, respectively. The principal investments of these Underlying Portfolios are described below.
Underlying Portfolio	Principal Investments	Traditional Investment Category
AST Cohen & Steers Real Estate	Invests primarily in equity securities of real estate companies	Domestic Real Estate
AST Global Real Estate	Invests primarily in equity securities of real estate companies on a global basis	Global Real Estate
The Investment Managers have retained the Subadvisers listed below to directly manage the assets allocated to the indicated nontraditional investment categories and strategies.
Subadvisers	Investment Categories and Strategies
CoreCommodity Management, LLC (CoreCommodity)	Commodities
Pacific Investment Management Company LLC (PIMCO)	Inflation-Indexed Securities
International Fixed income (Hedged)
Western Asset Management Company/ Western Asset Management Company Limited	Emerging Markets Fixed income
Jennison Associates LLC (Jennison)	Global Infrastructure
QMA	Long/Short Market Neutral
Overlay
First Quadrant, L.P.	Global Macro
First Quadrant, L.P.	Currency
AlphaSimplex Group LLC	Hedge Fund Replication
AQR Capital Management, LLC & CNH Partners, LLC	Diversified Arbitrage
J.P. Morgan Investment Management, Inc. (J.P. Morgan)	Long/Short Market Neutral
COMMODITIES (CoreCommodity). The CoreCommodity strategy (the Founders Blend Strategy) seeks to generate returns over time in excess of traditional commodity benchmark indexes. Techniques that may be utilized by the Founders Blend Strategy include the selection of commodity futures contracts with expiration dates different from the expiration dates of the comparable futures contracts that comprise the benchmark indexes, and the over-weighting or under-weighting of certain commodity futures contracts relative to their weights in the benchmark indexes.
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INFLATION-INDEXED SECURITIES (PIMCO). Under normal circumstances, PIMCO invests at least 80% of the net assets attributable to this investment category in inflation-indexed bonds of varying maturities issued by the US government and non-US governments, their agencies or instrumentalities, and corporations, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. Assets not invested in inflation-indexed bonds may be invested in other types of fixed income instruments. Inflation-indexed bonds are fixed income securities that are structured to provide protection against inflation. The value of the bond's principal or the interest income paid on the bond is adjusted to track changes in an official inflation measure. The US Treasury uses the Consumer Price Index for Urban Consumers as the inflation measure. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. “Real return” equals total return less the estimated cost of inflation, which is typically measured by the change in an official inflation measure. Effective duration takes into account that for certain bonds expected cash flows will fluctuate as interest rates change and is defined in nominal yield terms, which is market convention for most bond investors and managers. Durations for real return bonds, which are based on real yields, are converted to nominal durations through a conversion factor, typically between 20% and 90% of the respective real duration. All security holdings are measured in effective (nominal) duration terms. Similarly, the effective duration of the Barclays Capital US TIPS Index is calculated using the same conversion factors. The effective duration of the assets attributable to this investment category normally varies within three years (plus or minus) of the duration of the Barclays Capital US TIPS Index.
PIMCO invests the assets attributable to this investment category primarily in investment grade securities, but may invest up to 10% of the total assets attributable to this investment category in high yield securities (junk bonds) rated B or higher by Moody's, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. PIMCO also may invest up to 80% of the total assets attributable to this investment category in securities denominated in foreign currencies, and may invest beyond this limit in US dollar denominated securities of foreign issuers. PIMCO may invest up to 10% of the total assets attributable to this investment category in securities and instruments that are economically tied to emerging market countries. PIMCO normally limits the foreign currency exposure (from non-US dollar-denominated securities or currencies) for this investment category to 20% of its total assets. PIMCO may concentrate the assets attributable to this investment category in a relatively small number of issuers.
PIMCO may invest all of the assets attributable to this investment category in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. PIMCO may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). Also, PIMCO may invest up to 10% of the total assets attributable to this investment category in preferred stocks.
GLOBAL INFRASTRUCTURE (JENNISON). The Jennison Global Infrastructure strategy is a multi-cap, core strategy with an absolute return focus. This strategy focuses on investments in infrastructure companies and infrastructure-related companies located throughout the world. Infrastructure companies are involved in providing the foundation of basic services, facilities and institutions upon which the growth and development of a community depends. Infrastructure-related companies include wireless telecom firms that may or may not own the tower and companies involved in transport (shipping and trucking), construction, equipment manufacturing, and materials and aggregates. Assets held by infrastructure companies and infrastructure-related companies may include toll roads, airports, rail track, shipping ports, telecom infrastructure, hospitals, schools and utilities such as electricity, gas distribution networks and water. While Jennison believes its proprietary, fundamental research is critical for successful stock selection, Jennison also focuses on macroeconomic trends that may affect the companies in which it invests.
LONG/SHORT MARKET NEUTRAL (QMA). QMA's Long/Short Market Neutral strategy uses an objective, quantitative approach designed to exploit persistent mispricings among stocks and other related securities. The objective of this investment strategy is to provide consistent performance that is uncorrelated with the performance of the stock market. The portfolio holdings for this investment strategy consist primarily of a broad universe of stocks. In
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general, this investment strategy has long positions in companies that QMA deems relatively attractive and short positions in companies that QMA deems relatively unattractive, while also managing the overall risk of the assets attributable to this investment strategy.
GLOBAL MACRO (FIRST QUADRANT). This is a global macro strategy that seeks to add value through a risk controlled, disciplined, active quantitative investment process. The strategy invests in five independent alpha categories (comprised of numerous uncorrelated strategies) that are long/short and span a wide variety of asset classes. Global Macro tactically allocates risk between the different categories of the strategy to take advantage of inefficiencies when there is the greatest opportunity for gains.
The five alpha-categories are:
■	Global Asset Class Selection
■	Stock Country Selection
■	Bond Country Selection
■	Currency Selection
■	Volatility Management
HEDGE FUND REPLICATION (ALPHASIMPLEX). AlphaSimplex seeks to achieve long and short exposure to global equity, bond, currency and commodity markets through a wide range of derivative instruments and direct investments. Under normal market conditions, AlphaSimplex typically makes extensive use of derivative instruments, in particular futures and forward contracts on global equity and fixed income securities, securities indices (including both broad- and narrow-based securities indices), currencies, commodities and other instruments. These investments are intended to provide risk and return characteristics similar to those of a diversified portfolio of hedge funds.
AlphaSimplex seeks to generate absolute returns over time rather than track the performance of any particular index of hedge fund returns. In selecting investments, AlphaSimplex uses quantitative models to estimate the market exposures that drive the aggregate returns of a diverse set of hedge funds. These market exposures may include, for example, exposures to the returns of stocks, fixed income securities (including US and non-US government securities), currencies and commodities. In estimating these market exposures, AlphaSimplex analyzes the returns of hedge funds included in one or more commercially available databases (for example, the Lipper TASS hedge fund database), and seeks to use a variety of derivative instruments to capture such exposures in the aggregate while adding value through dynamic allocation among market exposures and volatility management. AlphaSimplex will have great flexibility to allocate the strategy's derivatives exposure among various securities, indices, currencies, commodities and other instruments, and the amount of the assets that may be allocated to derivative strategies and among these various instruments is expected to vary over time. Whereas AlphaSimplex does not invest directly in hedge funds, it may invest in non-US securities and instruments and securities and instruments traded outside the United States and expects to engage in non-US currency transactions.
AlphaSimplex may engage in active and frequent trading of securities and other instruments. Frequent trading may produce high transaction costs, which may lower the strategy's return. As a temporary defensive measure, AlphaSimplex may hold any portion of its assets in cash and/or invest in money market instruments or high quality debt securities and take other defensive positions as it deems appropriate. AlphaSimplex may miss certain investment opportunities if it uses defensive strategies and thus may not achieve its investment goal.
DIVERSIFIED ARBITRAGE (AQR AND CNH). The diversified arbitrage sleeve invests in a diversified portfolio of arbitrage and alternative investment strategies employed by hedge funds and proprietary trading desks of investment banks, including merger arbitrage, convertible arbitrage, and other kinds of arbitrage or alternative investment strategies described more fully below. CNH tactically allocates the sleeve's assets across alternative investment strategies with desirable anticipated returns based on market conditions.
CNH employs hedging strategies with the intent of (i) reducing the risk associated with each of the arbitrage and alternative strategies; (ii) keeping the overall volatility of the sleeve's net assets low; and (iii) maintaining a low correlation with the overall equity market. The diversified arbitrage sleeve also engages extensively in short sales of
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securities. When the diversified arbitrage sleeve sells a security short, it borrows the security from a third party and sells it at the then current market price. The diversified arbitrage sleeve is then obligated to buy the security on a later date so that it can return the security to the lender. For arbitrage strategies, the diversified arbitrage sleeve generally buys securities and simultaneously sell securities short in amounts that are intended to result in an approximately neutral economic exposure to overall market movements.
In order to pursue the investment strategies included herein, the diversified arbitrage sleeve invests in a diversified portfolio of instruments, including equity, convertible or corporate debt securities, loans, warrants, options, swaps, futures contracts, forward or other types of derivative instruments. The diversified arbitrage sleeve has no policy with respect to the credit rating, maturity or duration of the debt securities in which it may invest, and may invest in debt securities of any credit rating, maturity or duration. In response to adverse market, economic or other conditions, such as the availability of attractive arbitrage opportunities (or lack thereof) and the level of merger activity, the diversified arbitrage sleeve may temporarily invest a substantial portion of its assets in cash or cash-equivalent securities. The diversified arbitrage sleeve may employ additional alternative investment strategies as they arise.
Merger Arbitrage: When engaging in merger arbitrage, CNH buys shares of the “target” company in a proposed merger or other reorganization between two companies. If the consideration in the transaction consists of stock of the acquirer, CNH may seek to hedge the exposure to the acquirer by shorting the stock of the acquiring company.
■	Merger arbitrage investments are based on the premise that when a merger or similar deal between two companies is announced, the stock price of the target generally increases substantially as a result of the premium offered by the acquirer, but trades at a small discount to the consideration offered by the acquirer until the deal closes.
■	While most corporate deals close successfully, many investors holding a target company's shares may choose to sell them before closing to avoid the possibility of a significant loss in value if the transaction fails to close.
■	The discount in the value of the target company's stock reflects the tension between (i) the likelihood of a completed transaction paying a certain amount of consideration for a target's shares and (ii) the willingness of holders of the target's stock to sell their stock at a discount prior to closing to lock-in gains and avoid the risk of a significant loss in value of the target's stock if the transaction does not close.
The diversified arbitrage sleeve invests in stocks of target companies in potential merger transactions based on CNH's expected risk-adjusted return for the arbitrage transaction. In most cases, the diversified arbitrage sleeve buys the target's stock soon after the announcement of the merger transaction and in most cases will hold the stock until the deal is completed. While the diversified arbitrage sleeve usually invests in the common stock of the target, it may also invest in other securities of the target such as convertible debentures, American Depository Receipts, options, and bonds. The diversified arbitrage sleeve generally invests in target firms located in the United States, but may also invest in target firms located in other countries if circumstances warrant.
Convertible Arbitrage: When employing a convertible arbitrage strategy, CNH invests in Convertible Securities that are trading at discounts to their fundamental values (according to proprietary models) and attempts to mitigate the various risks associated with investing in the Convertible securities.
■	A Convertible Security is a debenture or a preferred security that the holder may exchange for common stock at a pre-specified conversion rate. Because of the option to convert the security into common stock, the convertible security pays a lower coupon or preferred dividend than a comparable non-convertible debt or preferred stock issued by the company.
■	Convertible Securities are a substantial source of capital for many companies, especially those with highly uncertain cash flows and immediate funding needs. Convertible securities are usually sold by issuing companies at discounts to their fundamental values. Because of their limited liquidity, they often trade at a discounts in the secondary market.
■	Convertible arbitrageurs (such as the diversified arbitrage sleeve) are the primary participants in the Convertible Securities market, and typically buy the Convertible Security and seek to mitigate the various risks associated with the security (i.e., equity risk, credit risk, and interest rate risk) by using various hedging strategies. For example, equity risk may be hedged by shorting the stock of the issuer in an amount based on the sensitivity of the Convertible Security's price to changes in the issuer's stock price.
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In most cases, the holding period for an investment by the diversified arbitrage sleeve in a convertible arbitrage trade is longer than a year, and could be several years for some investments. The diversified arbitrage sleeve generally holds Convertible Securities of domestic issuers, but may purchase Convertible Securities of foreign issuers if circumstances warrant.
Other arbitrage strategies: CNH also may employ other arbitrage strategies, such as “when-issued trading” arbitrage, “stub-trading” arbitrage, “dual-class” arbitrage and “ closed-end fund” arbitrage.
■	When-issued arbitrage takes advantage of inefficiencies in the prices at which a parent's and subsidiary's stock are trading on a “when-issued” basis. When-issued opportunities typically occur immediately prior to the separation of a parent and subsidiary (i.e. spin-off, carve-out, spit-off).
■	Stub-trading arbitrage takes advantage of inefficiencies in the prices at which the stocks of a publicly traded parent corporation and its publicly traded subsidiary are trading.
■	Dual-class arbitrage takes advantage of inefficiencies in the prices at which different classes of a publicly traded company's stock are trading.
■	Closed-end fund arbitrage is the practice of buying (selling) closed-end funds that trade at abnormally wide discounts (or premiums) to their underlying net asset values. Positions are unwound when the discount or premium converges to expected levels. In general, the diversified arbitrage sleeve does not invest in closed-end funds with the intention of forcing a conversion into an open-end fund format.
The diversified arbitrage sleeve may employ additional arbitrage strategies as they arise.
Other Types of Alternative Investment Strategies used by Arbitrage Subadvisers: CNH also pursues other, non-arbitrage “alternative” investment strategies as it sees market opportunities to do so. For example, the diversified arbitrage sleeve expects to invest in “price pressure” trades, credit or distressed investments (short-term debt, distressed securities and straight debt), “SPACs” (Special Purpose Acquisition Corporations), “ PIPEs” (Private Investments in Public Equities), IPOs (Initial Public Offerings), SEOs (Seasoned Equity Offerings), warrants and spin-offs.
When the diversified arbitrage sleeve enters into “price pressure” trades, it seeks to profit from situations in which concentrated buying or selling of securities by a particular group of investors overwhelms regular trading causing a temporary price dislocation. The diversified arbitrage sleeve buys securities subject to price pressure and hedges these purchases by shorting market indices or comparable securities.
Credit investments are made in convertibles, straight debt and loans of firms which offer attractive risk-adjusted returns on a hedged basis, typically around event-induced capital flows, and distressed investments are made in securities, equities, convertibles, straight debt and loans of firms that are in or near financial distress and which trade at substantial discounts to fundamental values.
PIPEs involve the direct purchase of a security from a publicly-traded firm in a private placement. The securities include equities, convertibles, debentures, and warrants. Trading in PIPE securities are often restricted for a pre-specified period before they can be resold in secondary markets.
Initial Public Offerings involve the purchase of a newly listed common stock in an underwritten offering. These are fundamental investments that CNH deems to be attractively priced.
Seasoned equity offerings involve the purchase of common stock of a listed company in an underwritten offering. These investments take advantage of the discount at which offerings are priced relative to the stock's market price, as well as the price pressure on the stock caused by a temporary supply-demand imbalance.
Warrants involve the purchase of exchange-traded warrants in US Treasury auctions or on the secondary market. These investments are typically hedged by short sales of the issuer's stock.
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Spin-offs occur when the parent company distributes shares in a subsidiary to existing parent shareholders. Many parent shareholders opt to sell the newly traded shares because the spin-off shares do not meet their investing criteria. Because of this selling pressure, spin-off firms typically realize negative returns around the spin-off date. This is often reversed over the subsequent year. The diversified arbitrage sleeve purchases shares in spin-off firms based both on the estimated amount of price pressure selling and on CNH's fundamental valuation. Spin-off positions are hedged via industry ETFs or stock market futures.
CURRENCY (FIRST QUADRANT): The investment objective for the currency sleeve is to seek to maximize return for a prescribed level of risk by making diversified investments in developed market currencies to take advantage of market anomalies. The goal of the mandate is to add value by opportunistically overweighting and underweighting developed market currencies. The risk/return goals are to add approximately 3% annual value added (over cash return).
First Quadrant, the sleeve's subadviser, uses an active currency strategy designed to deliver uncorrelated returns (or alpha) at a prescribed level of risk. First Quadrant's investment process is systematic, fundamentally-based, and seeks to exploit the drivers of relative value of currency markets while taking advantage of influences of both short-term and long-term capital flows, trade flows, and supply/demand pressures.
LONG-SHORT MARKET NEUTRAL (J.P. Morgan) The J.P. Morgan market neutral investment sleeve of the Portfolio takes long and short positions in different securities, selecting from a universe of mid- to large-capitalization stocks with characteristics similar to those of the Russell 1000 and/or Standard & Poor's 500 Indexes, in an effort to insulate the overall Portfolio's performance from the effects of general stock market movements. J.P. Morgan seeks to take long positions that will appreciate more rapidly than the short positions in rising markets and short positions that will decline faster than the long positions in declining markets.
This investment sleeve of the Portfolio purchases securities that J.P. Morgan believes are undervalued and sells short securities that J.P. Morgan believes are overvalued. The long and short positions are matched on a variety of risk characteristics in an attempt to limit exposure to macroeconomic factors. J.P. Morgan also seeks to balance Portfolio assets invested in each market sector in long and short positions in an attempt to remain sector neutral. In attempting to neutralize market and sector risks, J.P. Morgan emphasizes stock selection as the primary means of generating returns.
Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may also be used as substitutes for securities in which this investment sleeve of the Portfolio may invest. This Portfolio segment may use futures contracts, options and swaps to more effectively gain targeted equity exposure from its cash positions to hedge various investments, for risk management, and to increase its returns.
In managing the new market neutral investment sleeve of the Portfolio, J.P. Morgan will employ a three-step process that combines research, valuation, and stock selection. The research findings will allow J.P. Morgan to rank the companies according to their relative value. J.P. Morgan believes the greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company will be. The valuation rankings are produced with the help of a variety of models that quantify the J.P. Morgan research team's findings.
This Portfolio segment buys and sells securities according to J.P. Morgan's own policies, using the research and valuation rankings as a guide. In general, the J.P. Morgan team selects securities that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, the J.P. Morgan team often considers a number of other criteria, including:
■	catalysts that could trigger a rise in a stock's price;
■	the effect on the overall risk of the new market neutral investment sleeve of the Portfolio relative to its benchmark index; and
■	temporary mispricings caused by market overreactions.
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OVERLAY (QMA). Up to approximately 10% of the Portfolio's net assets are allocated to the Overlay investment category subadvised by QMA. Up to approximately 50% of the assets attributable to this investment category are used to take long and short positions in ETFs, exchange-traded notes, various futures contracts and other publicly-traded securities. QMA analyzes the publicly available holdings of the Portfolio and use a top-down approach to establish long and short tactical allocations among various components of the capital markets, including equities, fixed income, and non-traditional assets. As such, this portion of the Overlay investment category is intended to function as an overlay for the entire Portfolio. The remaining assets attributable to this investment category may be allocated to: (i) index futures, other futures contracts, ETFs, options, and swap agreements thereon to provide liquid exposure to their respective equity and fixed income benchmark indices and (ii) cash, money market equivalents, short-term debt instruments, money market funds, and short-term debt funds to satisfy all applicable margin requirements for the futures contracts and to provide additional portfolio liquidity to satisfy large-scale redemptions and any variation margin calls with respect to the futures contracts.
Exposure to some or all of the remaining non-traditional investment categories and strategies is obtained through investments in Underlying Portfolios other than portfolios of the Fund. A general description of Underlying Portfolios that pursue these types of investment strategies is provided below. The Investment Managers from time to time may: (i) seek exposure to additional non-traditional investment categories or strategies or (ii) retain additional Subadvisers to directly manage Portfolio assets to gain exposure to the then-available non-traditional investment categories or strategies. The Fund may, with Board approval, enter into or amend agreements with unaffiliated Subadvisers without shareholder approval pursuant to an exemptive order received by the Investment Managers and the Fund.
LONG/SHORT EQUITY. Long/short equity funds invest on both long and short sides of equity markets, generally focusing on diversifying or hedging across particular sectors, regions, or market capitalizations. Fund managers generally have the flexibility to shift from value to growth investment styles; small to medium to large capitalization stocks; and net long to net short positions. Fund managers can also trade equity futures and options as well as equity related securities and debt or build portfolios that are more concentrated in sectors and/or industries than traditional long-only equity funds. Long/Short Equity funds generally tend to be more exposed to market risk (i.e., have a higher beta) than Long/Short Market Neutral funds.
DISTRESSED DEBT. Event driven funds that focus on distressed situations invest across the capital structure of companies subject to financial or operational distress or bankruptcy proceedings. Such distressed securities tend to trade at substantial discounts to intrinsic value due to difficulties in assessing their proper value, lack of research coverage, or an inability of traditional investors to continue holding them. This strategy is generally long-biased in nature, but fund managers may take outright long, hedged, or outright short positions. The Managers of distressed debt funds typically attempt to profit on the issuer's ability to improve its operation or the success of the bankruptcy process that ultimately leads to an exit strategy.
PRIVATE EQUITY. Private equity funds make investments in private companies (or private investments in public companies) in connection with the organization or restructuring of companies, including so-called leveraged buy-outs and management buy-outs.
Investments in Underlying Portfolios. Under normal conditions, the Portfolio invests approximately 65% of its assets in Underlying Portfolios that are portfolios of the Fund. An additional portion of the Portfolio's may be invested in Underlying Portfolios (either portfolios of the Fund or other portfolios) to the extent the Investment Managers and QMA would like to gain exposure to certain asset classes or Investment Strategies but the investment managers have not retained a Subadviser to directly manage Portfolio assets for those asset classes or investment strategies.
Strategic Allocations and Asset Allocation Ranges. Under normal circumstances, the Portfolio's assets are generally allocated in accordance with the strategic allocations and approximate asset allocation ranges set forth in the table below. Such strategic allocations and asset allocation ranges are approximate and subject to change from time to time.
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	Minimum Exposure	Strategic Allocation	Maximum Exposure
Domestic Equity	10%	20%	30%
International Equity	10%	20%	30%
Fixed income	20%	25%	35%
Real Estate	0%	10%	20%
Commodities	5%	10%	15%
Alternative Investments	5%	15%	25%
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AST Dynamic Asset Allocation Portfolios: (the Dynamic Asset Allocation Portfolios)
■	AST Balanced Asset Allocation Portfolio
■	AST Capital Growth Asset Allocation Portfolio
■	AST Defensive Asset Allocation Portfolio
■	AST Preservation Asset Allocation Portfolio
Investment Objective: the highest potential total return consistent with the Portfolio's specified level of risk tolerance.
The investment objective and the definition of risk tolerance level are not fundamental policies for any of the Dynamic Asset Allocation Portfolios and, therefore, can be changed by the Board of the Fund at any time. The current relative risk tolerance level for each of the Dynamic Asset Allocation Portfolios may be summarized as set forth below:
Principal Investment Policies:
Each of the Dynamic Asset Allocation Portfolios is a “fund of funds.” That means that each Dynamic Asset Allocation Portfolio invests primarily in one or more mutual funds in accordance with its own asset allocation strategy. Other mutual funds in which one of the Dynamic Asset Allocation Portfolios may invest are collectively referred to as the “Underlying Portfolios.” Consistent with the investment objectives and policies of the Dynamic Asset Allocation Portfolios, other mutual funds may from time to time be added to, or removed from, the list of Underlying Portfolios that may be used in connection with the Dynamic Asset Allocation Portfolios. Currently, the only Underlying Portfolios in which the Dynamic Asset Allocation Portfolios invest are other Portfolios of the Fund and certain money market funds advised by an Investment Managers or one of their affiliates.
Investment Process. The asset allocation strategy for each Dynamic Asset Allocation Portfolio is determined by PI and QMA. As a general matter, QMA begins by constructing a neutral allocation for each Dynamic Asset Allocation Portfolio. Each neutral allocation initially divides the assets for the corresponding Dynamic Asset Allocation Portfolio across three broad-based securities benchmark indexes. These three benchmark indexes are the Russell 3000 Index, the MSCI EAFE Index, and the Barclays US Aggregate Bond Index. The Russell 3000 Index measures the performance of the approximately 3000 largest US companies based on total market capitalization, which represents approximately 98% of the US equity market. The MSCI EAFE Index consists of almost 1,000 stocks in 21 countries outside North and South America, and represents approximately 85% of the total market capitalization in those countries. The Barclays US Aggregate Bond Index covers the US dollar-denominated, investment-grade, fixed-rate, taxable bond market of securities that have at least 1-year until final maturity and that are registered with the SEC. This index generally includes US government securities, mortgage-backed securities, asset-backed securities, and corporate securities but generally excludes municipal bonds, bonds with equity-type features (e.g., warrants, convertibility, etc.), private placements, floating-rate issues, and inflation-linked bonds. Generally, the neutral allocation for the more aggressive Dynamic Asset Allocation Portfolios will emphasize investments in the equity asset class while the neutral allocation for the more conservative Dynamic Asset Allocation Portfolios will emphasize investments in the debt/money market asset class. The selection of specific combinations of Underlying Portfolios for each Portfolio generally will be determined by PI. PI will employ various quantitative and qualitative research methods to establish weighted combinations of Underlying Portfolios that are consistent with the neutral allocation for each Portfolio. QMA will then perform its own forward-looking assessment of macroeconomic, market, financial,
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security valuation, and other factors. As a result of this assessment, QMA will further adjust the neutral allocation and the preliminary Underlying Portfolio weights for each Portfolio based upon its views on certain factors, including, but not limited to, the following:
■	asset class (i.e., increase or decrease allocation to Underlying Portfolios focusing primarily on equity or debt securities);
■	geographic focus (i.e., increase or decrease allocation to Underlying Portfolios focusing primarily on domestic or international issuers);
■	investment style (i.e., increase or decrease allocation to Underlying Portfolios focusing primarily on securities with value, growth, or core characteristics);
■	market capitalization (i.e., increase or decrease allocation to Underlying Portfolios focusing primarily on small-cap, mid-cap, or large-cap issuers); and;
■	“off-benchmark” factors (e.g., add exposure to asset sub-classes or investment categories generally not captured in the neutral allocation such as real estate, natural resources, global bonds, limited maturity bonds, high-yield bonds (also referred to as junk bonds), or cash.
Generally, PI and QMA currently expect that the assets of the Dynamic Asset Allocation Portfolios will be invested as set forth in the table below.
	Approximate Net Assets Allocated to Underlying Portfolios Investing Primarily in Equity Securities	Approximate Net Assets Allocated to Underlying Portfolios Investing Primarily in Debt Securities and Money Market Instruments
AST Balanced Asset Allocation Portfolio	60% (Generally range from 52.5%-67.5%)	40% (Generally range from 32.5%-47.5%)
AST Capital Growth Asset Allocation Portfolio	75% (Generally range from 67.5%-80%)	25% (Generally range from 20.0%-32.5%)
AST Defensive Asset Allocation Portfolio	15% (Generally range from 7.5%-22.5%)	85% (Generally range from 77.5%-92.5%)
AST Preservation Asset Allocation Portfolio	35% (Generally range from 27.5%-42.5%)	65% (Generally range from 57.5%-72.5%)
PI and QMA currently expect that any changes to the asset allocation and Underlying Portfolio weights will be effected within the above-referenced ranges. Consistent with each Dynamic Asset Allocation Portfolio's principal investment policies, PI and QMA may, however, change the asset allocation and Underlying Portfolio weights both within and beyond such above-referenced ranges at any time in their sole discretion. In addition, PI and QMA may, at any time in their sole discretion, rebalance a Dynamic Asset Allocation Portfolio's investments to cause its composition to match the asset allocation and Underlying Portfolio weights. Although PI and ASTIS serve as the investment managers of the Underlying Portfolios, the day-to-day investment management of the Underlying Portfolios is the responsibility of the relevant Subadvisers.
Other Investments.
The Dynamic Asset Allocation Portfolios are not limited to investing exclusively in shares of the Underlying Portfolios. Each of these portfolios is now permitted under current law to invest in “securities” as defined under the 1940 Act. Under the 1940 Act and SEC exemptive relief, these Portfolios (among others) may invest in “securities” (e.g. common stocks, bonds, etc.) and futures contracts, options on futures contracts, swap agreements, and other financial and derivative instruments that are not “securities” within the meaning of the 1940 Act (collectively, Other Investments). Up to approximately 5% of each Portfolio's net assets may be allocated to: (i) index futures, other futures contracts, and options thereon to provide liquid exposure to the applicable equity and fixed income benchmark indices and (ii) cash, money market equivalents, short-term debt instruments, money market funds, and short-term debt funds to satisfy all applicable margin requirements for the futures contracts and to provide additional portfolio liquidity to satisfy large-scale redemptions and any variation margin calls with respect to the futures contracts. This Portfolio may also invest in ETFs for additional exposure to relevant markets.
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MORE DETAILED INFORMATION ABOUT OTHER INVESTMENTS & STRATEGIES USED BY THE PORTFOLIOS
Additional Investments & Strategies
As indicated in the descriptions of the Portfolios above, we may invest in the following types of securities and/or use the following investment strategies to increase a Portfolio's return or protect its assets if market conditions warrant.
American Depositary Receipts (ADRs)—Certificates representing the right to receive foreign securities that have been deposited with a US bank or a foreign branch of a US bank.
Asset-Backed Securities—An asset-backed security is a type of pass-through instrument that pays interest based upon the cash flow of an underlying pool of assets, such as automobile loans or credit card receivables. Asset-backed securities may also be collateralized by a portfolio of corporate bonds, including junk bonds, or other securities.
Collateralized Debt Obligations (CDOs)—A CDO is a security backed by an underlying portfolio of debt obligations, typically including one or more of the following types of investments: high yield securities, investment grade securities, bank loans, futures or swaps. A CDO provides a single security that has the economic characteristics of a diversified portfolio. The cash flows generated by the collateral are used to pay interest and principal to investors.
Convertible Debt and Convertible Preferred Stock—A convertible security is a security—for example, a bond or preferred stock—that may be converted into common stock, the cash value of common stock or some other security of the same or different issuer. The convertible security sets the price, quantity of shares and time period in which it may be so converted. Convertible stock is senior to a company's common stock but is usually subordinated to debt obligations of the company. Convertible securities provide a steady stream of income which is generally at a higher rate than the income on the company's common stock but lower than the rate on the company's debt obligations. At the same time, convertible securities offer—through their conversion mechanism—the chance to participate in the capital appreciation of the underlying common stock. The price of a convertible security tends to increase and decrease with the market value of the underlying common stock.
Credit Default Swaps—In a credit default swap, the Portfolio and another party agree to exchange payment of the par (or other agreed-upon) value of a referenced debt obligation in the event of a default on that debt obligation in return for a periodic stream of payments over the term of the contract provided no event of default has occurred. See also “Swaps” defined below.
Credit-Linked Securities—Credit linked securities are securities that are collateralized by one or more credit default swaps on corporate credits. The Portfolio has the right to receive periodic interest payments from the issuer of the credit-linked security at an agreed-upon interest rate, and a return of principal at the maturity date. See also “Credit Default Swaps” defined above.
Depositary Receipts—A Portfolio may invest in the securities of foreign issuers in the form of Depositary Receipts or other securities convertible into securities of foreign issuers. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. American Depositary Receipts (ADRs) and American Depositary Shares (ADSs) are receipts or shares typically issued by an American bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. European Depositary Receipts (EDRs) are receipts issued in Europe that evidence a similar ownership arrangement. Global Depositary Receipts (GDRs) are receipts issued throughout the world that evidence a similar arrangement. Generally, ADRs and ADSs, in registered form, are designed for use in the U.S. securities markets, and EDRs, in bearer form, are designed for use in European securities markets. GDRs are tradable both in the United States and in Europe and are designed for use throughout the world. A Portfolio may invest in unsponsored Depositary Receipts. The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States, and, therefore, there may be less information available regarding such issuers and there may not be a
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correlation between such information and the market value of the Depositary Receipts. Depositary Receipts are generally subject to the same risks as the foreign securities that they evidence or into or for which they may be converted or exchanged.
Derivatives—A derivative is an instrument that derives its price, performance, value, or cash flow from one or more underlying securities or other interests. Derivatives involve costs and can be volatile. With derivatives, the investment adviser tries to predict whether the underlying interest—a security, market index, currency, interest rate or some other benchmark—will go up or down at some future date. We may use derivatives to try to reduce risk or to increase return consistent with a Portfolio's overall investment objective. The adviser will consider other factors (such as cost) in deciding whether to employ any particular strategy, or use any particular instrument. Any derivatives we use may not fully offset a Portfolio's underlying positions and this could result in losses to the Portfolio that would not otherwise have occurred.
Dollar Rolls—Dollar rolls involve the sale by the Portfolio of a security for delivery in the current month with a promise to repurchase from the buyer a substantially similar—but not necessarily the same—security at a set price and date in the future. During the “roll period,” the Portfolio does not receive any principal or interest on the security. Instead, it is compensated by the difference between the current sales price and the price of the future purchase, as well as any interest earned on the cash proceeds from the original sale.
Energy Companies—Companies that are involved in oil or gas exploration, production, refining or marketing, or any combination of the above are greatly affected by the prices and supplies of raw materials such as oil or gas. The earnings and dividends of energy companies can fluctuate significantly as a result of international economics, politics and regulation.
Equity Swaps—In an equity swap, the Portfolio and another party agree to exchange cash flow payments that are based on the performance of equities or an equity index. See also “Swaps” defined below.
Event-Linked Bonds—Event-linked bonds are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific “trigger” event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. If a trigger event occurs, a Portfolio may lose a portion or all of its principal invested in the bond. Event-linked bonds often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked bonds may also expose the Portfolio to certain unanticipated risks including credit risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked bonds may also be subject to liquidity risk.
Exchange Traded Funds—An investment in an ETF generally presents the same primary risks as an investment in a conventional mutual fund (i.e., one that is not exchange traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up or down, and a Portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs may be subject to the following risks that do not apply to conventional mutual funds: (i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange or the activation of market-wide “circuit breakers'' (which are tied to large decreases in stock prices) halts stock trading generally.
Financial Services Companies—Financial services companies are subject to extensive government regulation that may affect their profitability in many ways, including by limiting the amount and types of loans and other commitments they can make, and the interest rates and fees they can charge. A financial services company’s profitability, and therefore its stock prices, is especially sensitive to interest rate changes as well as the ability of borrowers to repay their loans. Changing regulations, continuing consolidations, and development of new products and structures all are likely to have a significant impact on financial services companies.
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Foreign Currency Forward Contracts—A foreign currency forward contract is an obligation to buy or sell a given currency on a future date at a set price. When a Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Portfolio anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Portfolio may desire to ” lock-in“ the US dollar price of the security or the US dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Portfolio will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the US dollar and the foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received. At the maturity of a forward contract, a Portfolio may either sell the security and make delivery of the foreign currency or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an ”offsetting“ contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.
Futures Contracts—A futures contract is an agreement to buy or sell a set quantity of an underlying product at a future date, or to make or receive a cash payment based on the value of a securities index. When a futures contract is entered into, each party deposits with a futures commission merchant (or in a segregated account) approximately 5% of the contract amount. This is known as the ”initial margin.“ Every day during the futures contract, either the buyer or the futures commission merchant will make payments of ”variation margin.“ In other words, if the value of the underlying security, index or interest rate increases, then the buyer will have to add to the margin account so that the account balance equals approximately 5% of the value of the contract on that day. The next day, the value of the underlying security, index or interest rate may decrease, in which case the borrower would receive money from the account equal to the amount by which the account balance exceeds 5% of the value of the contract on that day. A stock index futures contract is an agreement between the buyer and the seller of the contract to transfer an amount of cash equal to the daily variation margin of the contract. No physical delivery of the underlying stocks in the index is made.
Global Depositary Receipts (GDRs)—GDRs are receipts issued by a non-U.S. financial institution evidencing ownership of underlying foreign securities and are usually denominated in foreign currencies. They may not be denominated in the same currency as the securities they represent. Generally, GDRs are designed for use in the foreign securities markets. Investments in GDRs involve certain risks unique to foreign investments. These risks are set forth in the section entitled “Foreign and Emerging Markets Risk” above.
Healthcare Technology Companies—These companies will be affected by government regulatory requirements, regulatory approval for new drugs and medical products, patent considerations, product liability, and similar matters. In addition, this industry is characterized by competition and rapid technological developments that may make a company’s products or services obsolete in a short period of time.
Illiquid Securities—An illiquid security is one that may not be sold or disposed of in the ordinary course of business within seven days at approximately the price used to determine the Portfolio's net asset value. Each Portfolio (other than the Money Market Portfolio) generally may invest up to 15% of its net assets in illiquid securities. The Money Market Portfolio may invest up to 5% of its net assets in illiquid securities. Each Portfolio may purchase certain restricted securities that can be resold to institutional investors and which may be determined to be liquid pursuant to the procedures of the Portfolios. Those securities are not subject to the 15% and 5% limits. The 15% and 5% limits are applied as of the date the Portfolio purchases an illiquid security. In the event the market value of a Portfolio's illiquid securities exceeds the 15% or 5% limits due to an increase in the aggregate value of its illiquid securities and/or a decline in the aggregate value of its other securities, the Portfolio: (i) will not purchase additional illiquid securities and (ii) will consider taking other appropriate steps to maintain adequate liquidity, including, without limitation, reducing its holdings of illiquid securities in an orderly fashion.
Inflation-Indexed Securities—Inflation-indexed securities have a tendency to react to changes in real interest rates. Real interest rates represent nominal (stated) interest rates lowered by the anticipated effect of inflation. In general, the price of an inflation-indexed security can decrease when real interest rates increase, and can increase when real
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interest rates decrease. Interest payments on inflation indexed securities will fluctuate as the principal and/or interest is adjusted for inflation and can be unpredictable. Any increase in the principal amount of an inflation-protected debt security will be considered taxable ordinary income, even though investors, such as the Portfolio, do not receive their principal until maturity.
Interest Rate Swaps—In an interest rate swap, the Portfolio and another party agree to exchange interest payments. For example, the Portfolio may wish to exchange a floating rate of interest for a fixed rate. See also “Swaps” defined below.
Joint Repurchase Account—In a joint repurchase transaction, uninvested cash balances of various Portfolios are added together and invested in one or more repurchase agreements. Each of the participating Portfolios receives a portion of the income earned in the joint account based on the percentage of its investment.
Loans and Assignments—Loans are privately negotiated between a corporate borrower and one or more financial institutions. The Portfolio acquires interests in loans directly (by way of assignment from the selling institution) or indirectly (by way of the purchase of a participation interest from the selling institution. Purchasers of loans depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected. Interests in loans are also subject to additional liquidity risks. Loans are not generally traded in organized exchange markets but are traded by banks and other institutional investors engaged in loan syndications. Consequently, the liquidity of a loan will depend on the liquidity of these trading markets at the time that the Portfolio sells the loan.
In assignments, the Portfolio will have no recourse against the selling institution, and the selling institution generally makes no representations about the underlying loan, the borrowers, the documentation or the collateral. In addition, the rights against the borrower that are acquired by the Portfolio may be more limited than those held by the assigning lender.
Mortgage-Related Securities—Mortgage-related securities are usually pass-through instruments that pay investors a share of all interest and principal payments from an underlying pool of fixed or adjustable rate mortgages. The Portfolios may invest in mortgage-related securities issued and guaranteed by the US Government or its agencies and mortgage-backed securities issued by government sponsored enterprises such as Fannie Mae, Ginnie Mae and debt securities issued by Freddie Macs that are not backed by the full faith and credit of the United States. The Portfolios may also invest in private mortgage-related securities that are not guaranteed by US Governmental entities generally have one or more types of credit enhancement to ensure timely receipt of payments and to protect against default.
Mortgage-related securities include collateralized mortgage obligations, multi-class pass through securities and stripped mortgage-backed securities. A collateralized mortgage-backed obligation (CMO) is a security backed by an underlying portfolio of mortgages or mortgage-backed securities that may be issued or guaranteed by entities such as banks, US Governmental entities or broker-dealers. A multi-class pass-through security is an equity interest in a trust composed of underlying mortgage assets.
Payments of principal and interest on the mortgage assets and any reinvestment income provide the money to pay debt service on the CMO or to make scheduled distributions on the multi-class pass-through security. A stripped mortgage-backed security (MBS strip) may be issued by US Governmental entities or by private institutions. MBS strips take the pieces of a debt security (principal and interest) and break them apart. The resulting securities may be sold separately and may perform differently. MBS strips are highly sensitive to changes in prepayment and interest rates.
Non-Voting Depositary Receipts (NVDRs)—NVDRs are listed securities on the Stock Exchange of Thailand through which investors receive the same financial benefits as those who invest directly in a company’s ordinary shares; however, unlike ordinary
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shareholders, NVDR holders cannot be involved in company decision-making. NVDRs are designed for use in the Thailand securities market. Investments in NVDRs involve certain risks unique to foreign investments. These risks are set forth in the section entitled “Foreign and Emerging Markets Risk” above.
Options—A call option on stock is a short-term contract that gives the option purchaser or “holder” the right to acquire a particular equity security for a specified price at any time during a specified period. For this right, the option purchaser pays the option seller a certain amount of money or “premium” which is set before the option contract is entered into. The seller or “writer” of the option is obligated to deliver the particular security if the option purchaser exercises the option. A put option on stock is a similar contract. In a put option, the option purchaser has the right to sell a particular security to the option seller for a specified price at any time during a specified period. In exchange for this right, the option purchaser pays the option seller a premium. Options on debt securities are similar to stock options except that the option holder has the right to acquire or sell a debt security rather than an equity security. Options on stock indexes are similar to options on stocks, except that instead of giving the option holder the right to receive or sell a stock, it gives the holder the right to receive an amount of cash if the closing level of the stock index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash the holder will receive is determined by multiplying the difference between the index's closing price and the option's exercise price, expressed in dollars, by a specified “multiplier.” Unlike stock options, stock index options are always settled in cash, and gain or loss depends on price movements in the stock market generally (or a particular market segment, depending on the index) rather than the price movement of an individual stock.
Participation Notes (P-Notes)—P-Notes are a type of equity-linked derivative which generally are traded over-the-counter. Even though a P-Note is intended to reflect the performance of the underlying equity securities, the performance of a P-Note will not replicate exactly the performance of the issuers or markets that the P-Note seeks to replicate due to transaction costs and other expenses. Investments in P-Notes involve risks normally associated with a direct investment in the underlying securities. In addition, P-Notes are subject to counterparty risk, which is the risk that the broker-dealer or bank that issues the P-Notes will not fulfill its contractual obligation to complete the transaction with a Fund.
Prepayment—Debt securities are subject to prepayment risk when the issuer can “call” the security, or repay principal, in whole or in part, prior to the security’s maturity. When the Portfolio reinvests the prepayments of principal it receives, it may receive a rate of interest that is lower than the rate on the existing security, potentially lowering the Portfolio’s income, yield and its distributions to shareholders. Securities subject to prepayment may offer less potential for gains during a declining interest rate environment and have greater price volatility. Prepayment risk is greater in periods of falling interest rates.
Private Investments in Public Equity (PIPEs)—A PIPE is an equity security in a private placement that are issued by issuers who have outstanding, publicly-traded equity securities of the same class. Shares in PIPEs generally are not registered with the SEC until after a certain time period from the date the private sale is completed. This restricted period can last many months. Until the public registration process is completed, PIPEs are restricted as to resale and the Fund cannot freely trade the securities. Generally, such restrictions cause the PIPEs to be illiquid during this time. PIPEs may contain provisions that the issuer will pay specified financial penalties to the holder if the issuer does not publicly register the restricted equity securities within a specified period of time, but there is no assurance that the restricted equity securities will be publicly registered, or that the registration will remain in effect.
Real Estate Investment Trusts (REITs)—A REIT is a company that manages a portfolio of real estate to earn profits for its shareholders. Some REITs acquire equity interests in real estate and then receive income from rents and capital gains when the buildings are sold. Other REITs lend money to real estate developers and receive interest income from the mortgages. Some REITs invest in both types of interests.
Repurchase Agreements—In a repurchase transaction, the Portfolio agrees to purchase certain securities and the seller agrees to repurchase the same securities at an agreed upon price on a specified date. This creates a fixed return for the Portfolio.
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Reverse Repurchase Agreements—In a reverse repurchase transaction, the Portfolio sells a security it owns and agrees to buy it back at a set price and date. During the period the security is held by the other party, the Portfolio may continue to receive principal and interest payments on the security.
Short Sales—In a short sale, we sell a security we do not own to take advantage of an anticipated decline in the stock's price. The Portfolio borrows the stock for delivery and if it can buy the stock later at a lower price, a profit results. A Portfolio that sells a security short in effect borrows and then sells the security with the expectation that it will later repurchase the security at a lower price and then return the amount borrowed with interest. In contrast, when a Portfolio buys a security long, it purchases the security with cash with the expectation that it later will sell the security at a higher price. A Portfolio that enters into short sales exposes the Portfolio to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Portfolio. Theoretically, the amount of these losses can be unlimited. Although a Portfolio may try to reduce risk by holding both long and short positions at the same time, it is possible that the Portfolio's securities held long will decline in value at the same time that the value of the Portfolio's securities sold short increases, thereby increasing the potential for loss.
Short Sales Against-the-Box—A short sale against the box involves selling a security that the Portfolio owns, or has the right to obtain without additional costs, for delivery at a specified date in the future. A Portfolio may make a short sale against the box to hedge against anticipated declines in the market price of a portfolio security. If the value of the security sold short increases instead, the Portfolio loses the opportunity to participate in the gain.
Swap Options—A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a swap agreement or to shorten, extend cancel or otherwise modify an existing swap agreement at some designated future time on specified terms. See also “Options” defined above.
Swaps—Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. Credit Default Swaps, Equity Swaps, Interest Rate Swaps and Total Return Swaps are four types of swap agreements.
Temporary Defensive Investments—In response to adverse market, economic, or political conditions, a Portfolio may take a temporary defensive position and invest up to 100% of the Portfolio’s assets in money market instruments, including short-term obligations of, or securities guaranteed by, the U.S. Government, its agencies or instrumentalities or in high-quality obligations of banks and corporations, repurchase agreements, or hold up to 100% of the Portfolio’s assets in cash, cash equivalents or shares of affiliated money market or short-term bond funds. Investing heavily in these securities will limit the subadviser’s ability to achieve the Portfolio’s investment objectives, but can help to preserve the Portfolio’s assets during adverse economic environments. The use of temporary defensive investments is inconsistent with the Portfolio’s investment objectives.
Total Return Swaps—In a total return swap, payment (or receipt) of an index's total return is exchanged for the receipt (or payment) of a floating interest rate. See also “Swaps” defined above.
Unrated Debt Securities—Unrated debt securities determined by the investment manager to be of comparable quality to rated securities which the Portfolio may purchase may pay a higher interest rate than such rated debt securities and be subject to a greater risk of illiquidity or price changes. Less public information is typically available about unrated securities or issuers.
Utilities Industry—Utility company equity securities, which are generally purchased for their dividend yield, historically have been sensitive to interest rate movements: when interest rates have risen, the stock prices of these companies have tended to fall. In some states, utility companies and their rates are regulated; other states have moved to deregulate such companies thereby causing non-regulated companies’ returns to generally be more volatile and more sensitive to changes in revenue and earnings. Certain utilities companies face risks associated with the
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operation of nuclear facilities for electric generation, including, among other considerations, litigation, the problems associated with the use of radioactive materials and the effects of natural or man-made disasters. In general, all utility companies may face additional regulation and litigation regarding their power plant operations; increased costs from new or greater regulation of these operations; the need to purchase expensive emissions control equipment or new operations due to regulations, and the availability and cost of fuel, all of which may lower their earnings.
When-Issued and Delayed Delivery Securities—With when-issued or delayed delivery securities, the delivery and payment can take place a month or more after the date of the transaction. A Portfolio will make commitments for when-issued transactions only with the intention of actually acquiring the securities. A Portfolio's custodian will maintain in a segregated account, liquid assets having a value equal to or greater than such commitments. If the Portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other security, incur a gain or loss.
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PRINCIPAL RISKS
Principal Risks of Investing in the Portfolio. The risks identified below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objectives, the Portfolio cannot guarantee success.
Asset-Backed and/or Mortgage-Backed Securities Risk. Asset-backed and mortgage-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables or, in the case of mortgage-backed securities, mortgage loans on residential and/or commercial real estate. Asset-backed and mortgage-backed securities are subject to interest rate risk, credit risk and liquidity risk, which are further described under Fixed income Securities Risk.
Asset-backed and mortgage-backed securities may also be subject to prepayment and extension risks. In a period of declining interest rates, borrowers may repay principal on mortgages or other loan obligations underlying a security more quickly than anticipated, which may require a Portfolio to reinvest the repayment proceeds in securities that pay lower interest rates (prepayment risk). In a period of rising interest rates, prepayments may occur at a slower rate than expected, which may prevent a Portfolio from reinvesting repayment proceeds in securities that pay higher interest rates (extension risk). The more a Portfolio invests in longer-term securities, the more likely it will be affected by changes in interest rates, which may result in lower than anticipated yield-to-maturity and expected returns as well as reduced market value of such securities.
The risks associated with investments in asset-backed and mortgage-backed securities, particularly credit risk, are heightened in connection with investments in loans to “subprime” borrowers or borrowers with blemished credit histories. Some mortgage-backed securities receive government or private support, but there is no assurance that such support will remain in place.
Mortgage-backed securities are a specific type of asset-backed security—one backed by mortgage loans on residential and/or commercial real estate. Therefore, they also have risks related to real estate, including significant sensitivity to changes in real estate prices and interest rates and, in the case of commercial mortgages, office and factory occupancy rates. Moreover, securities backed by mortgages issued by private, non-government issuers may experience higher rates of default on the underlying mortgages than government issued mortgages because private issuer mortgage loans often do not meet the underwriting standards of government-issued mortgages. Private issuer mortgage-backed securities may include loans on commercial or residential properties.
A Portfolio may invest in securities issued or guaranteed by the US government or its agencies and instrumentalities, such as the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), or the Federal Home Loan Mortgage Corporation (Freddie Mac). Unlike Ginnie Mae securities, securities issued or guaranteed by US government-related organizations such as Fannie Mae or Freddie Mac are not backed by the full faith and credit of the US government, and no assurance can be given that the US government would provide financial support to such securities.
Asset Transfer Program Risk. The Portfolios may be used in connection with certain benefit programs under the Contracts. In order for the Participating Insurance Companies to manage the guarantees offered in connection with these benefit programs, the Participating Insurance Companies generally require Contract owners to participate in certain specialized asset transfer programs under which the Participating Insurance Companies will monitor each Contract owner’s account value and, if necessary, will systematically transfer amounts among investment options. The transfers are based on pre-determined, non-discretionary mathematical formulas which generally focus on the amounts guaranteed at specific future dates or the present value of the estimated lifetime payments to be made.
As an example of how the asset transfer formulas operate under certain market environments, a downturn in the equity markets (i.e., a reduction in a Contract owner’s account value within the selected investment options) and certain market return scenarios involving “flat” returns over a period of time may cause the Participating Insurance
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Companies to transfer some or all of such Contract owner’s account value to a fixed-income investment option. In general terms, such transfers are designed to ensure that an appropriate percentage of the projected guaranteed amounts are supported by fixed-income investments. For more information on the benefit programs and asset transfer formulas, please see your Contract prospectus.
These formulas may result in large-scale asset flows into and out of the Portfolios, which, in certain instances, could adversely affect the Portfolios, including their risk profiles, expenses and performance. For example, the asset flows may adversely affect performance by requiring a Portfolio to purchase or sell securities at inopportune times, by otherwise limiting a subadviser’s ability to fully implement a Portfolio’s investment strategies, or by requiring a Portfolio to hold a larger portion of its assets in highly liquid securities that it otherwise would hold. The asset flows may also result in relatively low asset levels and relatively high operating expense ratios for a Portfolio. The efficient operation of the asset flows depends on active and liquid markets. If market liquidity is strained, the assets flows may not operate as intended. For example, it is possible that illiquid markets or other market stress could cause delays in the transfer of cash from one Portfolio to another Portfolio, which in turn could adversely affect performance.
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of one or more underlying investments, such as an asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies, and currency exchange rates. Derivatives in which the Portfolios may invest include exchange-traded instruments as well as privately negotiated instruments, also called over-the-counter instruments. Examples of derivatives include options, futures, forward agreements, interest rate swap agreements, credit default swap agreements, and credit-linked securities. A Portfolio may, but is not required to, use derivatives to earn income or enhance returns, manage or adjust its risk profile, replace more traditional direct investments, or obtain exposure to certain markets. The use of derivatives to seek to earn income or enhance returns may be considered speculative.
The use of derivatives involves a variety of risks and costs that are different from, or possibly greater than, investing directly in traditional equity and debt securities, including:
■	Counterparty credit risk. There is a risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to a Portfolio. This risk is especially important in the context of privately negotiated instruments. For example, a Portfolio would be exposed to counterparty credit risk to the extent it enters into a credit default swap, that is, it purchases protection against a default by a debt issuer, and the swap counterparty does not maintain adequate reserves to cover such a default.
■	Leverage risk. Certain derivatives and related trading strategies create debt obligations similar to borrowings, and therefore create, leverage. Leverage can result in losses to a Portfolio that exceed the amount the Portfolio originally invested. To mitigate leverage risk, a Portfolio will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause a Portfolio to liquidate Portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation or coverage requirements.
■	Liquidity and valuation risk. Certain exchange-traded derivatives may be difficult or impossible to buy or sell at the time that the seller would like, or at the price that the seller believes the derivative is currently worth. Privately negotiated instruments may be difficult to terminate, and from time to time, a Portfolio may find it difficult to enter into a transaction that would offset the losses incurred by another derivative that it holds. Derivatives, and especially privately negotiated instruments, also involve the risk of incorrect valuation (that is, the value assigned to the derivative may not always reflect its risks or potential rewards).
■	Hedging risk. Hedging is a strategy in which a Portfolio uses a derivative to offset the risks associated with its other portfolio holdings. While hedging can reduce losses, it can also reduce or eliminate gains or magnify losses if the market moves in a manner different from that anticipated by the Portfolio. Hedging also involves the risk that changes in the value of the derivative will not match the value of the holdings being hedged, to the extent expected by the Portfolio, in which case any losses on the holdings being hedged may not be reduced and in fact may be increased. No assurance can be given that any hedging strategy will reduce risk or that hedging transactions will be either available or cost effective. A Portfolio is not required to use hedging and may choose not to do so.
■	Commodity risk. A commodity-linked derivative instrument is a financial instrument, the value of which is determined by the value of one or more commodities, such as precious metals and agricultural products, or an index of various commodities. The prices of these instruments historically have been affected by, among other
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things, overall market movements or fluctuations, such as demand, supply disruptions and speculation, and changes in interest and exchange rates. Commodity-linked derivative instruments may be more volatile than investments in traditional equity and debt securities.
Equity Securities Risk. There is a risk that the value of a particular stock or equity-related security held by a Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’s financial condition. In addition to an individual stock losing value, the value of the equity markets or a sector of those markets in which the Portfolio invests could go down. A Portfolio’ s holdings can vary from broad market indexes, and the performance of a Portfolio can deviate from the performance of such indexes. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments. Such events may result in losses to a Portfolio.
Exchange-Traded Funds (ETF) Risk. The Portfolios may invest in ETFs as an efficient means of carrying out its investment strategies. As with mutual funds (i.e., funds that are not exchange-traded), ETFs charge asset-based fees that a Portfolio will indirectly bear as a result of its investment in an ETF. ETFs are traded on stock exchanges or on the over-the-counter market. ETFs do not charge initial sales charges or redemption fees and investors pay only customary brokerage fees to buy and sell ETF shares.
An investment in an ETF generally presents the same primary risks as an investment in a mutual fund that has the same investment objectives, strategies and policies. In addition, ETFs may be subject to the following risks: (i) the market price of an ETF’s shares may trade above or below their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such an action appropriate, the shares are delisted from the exchange or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally. The price of an ETF can fluctuate, and a Portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down.
Expense Risk. Your actual cost of investing in a Portfolio may be higher than the expenses shown in “Annual Portfolio Operating Expenses” for a variety of reasons. For example, portfolio operating expense ratios may be higher than those shown if a Portfolio’s average net assets decrease, fee waivers or expense limitations change, or the Portfolio incurs more expenses than expected.
Fixed income Securities Risk. Investment in fixed income securities involves a variety of risks, including credit risk, liquidity risk and interest rate risk.
■	Credit risk. Credit risk is the risk that an issuer or guarantor of a security will be unable to pay principal and interest when due, or that the value of the security will suffer because investors believe the issuer is less able to make required principal and interest payments. Credit ratings are intended to provide a measure of credit risk. However, credit ratings are only the opinions of the credit rating agency issuing the ratings and are not guarantees as to quality. The lower the rating of a debt security held by a Portfolio, the greater the degree of credit risk that is perceived to exist by the credit rating agency with respect to that security. Increasing the amount of Portfolio assets allocated lower-rated securities generally will increase the credit risk to which a Portfolio is subject. Information on the ratings issued to debt securities by certain credit rating agencies is included in Appendix I to this Prospectus. Not all securities are rated. In the event that the relevant credit rating agencies assign different ratings to the same security, a Portfolio’s subadviser may determine which rating it believes best reflects the security’s quality and risk at that time. Some but not all US government securities are insured or guaranteed by the US government, while others are only insured or guaranteed by the issuing agency, which must rely on its own resources to repay the debt. Although credit risk may be lower for US government securities than for other investment-grade securities, the return may be lower.
■	Liquidity risk. Liquidity risk is the risk that a Portfolio may not be able to sell some or all of the securities it holds, either at the price it values the security or at any price. Liquidity risk also includes the risk that there may be delays in selling a security, if it can be sold at all.
■	Interest rate risk. Interest rate risk is the risk that the rates of interest income generated by the fixed income investments of a Portfolio may decline due to a decrease in market interest rates and that the market prices of the fixed income investments of a Portfolio may decline due to an increase in market interest rates. Generally, the
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longer the maturity of a fixed income security, the greater is the decline in its value when rates increase. As a result, portfolios with longer durations and longer weighted average maturities generally have more volatile share prices than portfolios with shorter durations and shorter weighted average maturities. The prices of fixed income securities generally move in the opposite direction to that of market interest rates. Certain securities acquired by a Portfolio may pay interest at a variable rate or the principal amount of the security periodically adjusts according to the rate of inflation or other measure. In either case, the interest rate at issuance is generally lower than the fixed interest rate of bonds of similar seniority from the same issuer; however, variable interest rate securities generally are subject to a lower risk that their value will decrease during periods of increasing interest rates and increasing inflation.
Foreign Investment Risk. Investment in foreign securities generally involve more risk than investing in securities of US issuers. Foreign securities include investments in securities of foreign issuers denominated in foreign currencies, as well as securities of foreign issuers denominated in US dollars and American Depositary Receipts.
Foreign investment risk includes the following risks:
■	Currency risk. Changes in currency exchange rates may affect the value of foreign securities held by a Portfolio. Currency exchange rates can be volatile and affected by, among other factors, the general economic conditions of a country, the actions of the US and non-US governments or central banks, the imposition of currency controls, and speculation. A security may be denominated in a currency that is different from the currency of the country where the issuer is domiciled. Changes in currency exchange rates may affect the value of foreign securities held by a Portfolio. If a foreign currency grows weaker relative to the US dollar, the value of securities denominated in that foreign currency generally decreases in terms of US dollars. If a Portfolio does not correctly anticipate changes in exchange rates, its share price could decline as a result. A Portfolio may from time to time attempt to hedge a portion of its currency risk using a variety of techniques, including currency futures, forwards, and options. However, these instruments may not always work as intended, and in certain cases a Portfolio may be exposed to losses that are greater than the amount originally invested. For most emerging market currencies, suitable hedging instruments may not be available.
■	Emerging market risk. Countries in emerging markets (e.g., South America, Eastern and Central Europe, Africa and the Pacific Basin countries) may have relatively unstable governments, economies based on only a few industries and securities markets that trade a limited number of securities. Securities of issuers located in these countries tend to have volatile prices and offer the potential for substantial loss as well as gain. In addition, these securities may be less liquid than investments in more established markets as a result of inadequate trading volume or restrictions on trading imposed by the governments of such countries. Emerging markets may also have increased risks associated with clearance and settlement. Delays in settlement could result in periods of uninvested assets, missed investment opportunities or losses for a Portfolio.
■	Foreign market risk. Foreign markets tend to be more volatile than US markets and are generally not subject to regulatory requirements comparable to those in the US In addition, foreign markets are subject to differing custody and settlement practices. Foreign markets are subject to bankruptcy laws different than those in the US, which may result in lower recoveries for investors.
■	Information risk. Financial reporting standards for companies based in foreign markets usually differ from those in the US
■	Liquidity and valuation risk. Stocks that trade less frequently can be more difficult or more costly to buy, or to sell, than more liquid or active stocks. This liquidity risk is a function of the trading volume of a particular stock, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than US markets. This can make buying and selling certain securities more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell a security in an orderly fashion at a price that approaches an estimate of its value.
■	Political risk. Political developments may adversely affect the value of a Portfolio’s foreign securities. In addition, some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits. In addition, a Portfolio’s investments in foreign securities may be subject to the risk of nationalization or expropriation of a foreign corporation’s assets, imposition of currency exchange controls, or restrictions on the repatriation of non-US currency, confiscatory taxation, political or financial instability and adverse diplomatic developments. These risks are heightened in all respects with respect to investments in foreign securities issued by foreign corporations and governments located in developing countries or emerging markets.
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■	Regulatory risk. Some foreign governments regulate their exchanges less stringently than the US, and the rights of shareholders may not be as firmly established as in the US In general, less information is publicly available about foreign corporations than about US companies.
■	Taxation risk. Many foreign markets are not as open to foreign investors as US markets. A Portfolio may be required to pay special taxes on gains and distributions that are imposed on foreign investors. Payment of these foreign taxes may reduce the investment performance of a Portfolio.
Fund of Funds Risk. A Portfolio that is structured as a “fund of funds” invests primarily in other Portfolios, which we refer to as “Underlying Portfolios.” In addition to the risks associated with the investment in the Underlying Portfolios, these Portfolios are subject to the following risks:
■	To the extent that a Portfolio concentrates its assets among Underlying Portfolios that invest principally in one or several asset classes, a Portfolio may from time to time underperform mutual funds exposed primarily to other asset classes. For example, a Portfolio may be overweighed in the equity asset class when the stock market is falling and the fixed income market is rising. Likewise, a Portfolio may be overweighted in the fixed income asset class when the fixed income market is falling and the stock market is rising.
■	The ability of a Portfolio to achieve its investment objective depends on the ability of the selected Underlying Portfolios to achieve their investment objectives. There is a risk that the selected Underlying Portfolios will underperform relevant markets, relevant indices, or other portfolios with similar investment objectives and strategies.
■	The performance of a Portfolio may be affected by large purchases and redemptions of Underlying Portfolio shares. For example, large purchases and redemptions may cause an Underlying Portfolio to hold a greater percentage of its assets in cash than other portfolios pursuing similar strategies, and large redemptions may cause an Underlying Portfolio to sell assets at inopportune times. Underlying Portfolios that have experienced significant redemptions may, as a result, have higher expense ratios than other portfolios pursuing similar strategies. The Investment Managers and a Portfolio’s subadviser(s) seek to minimize the impact of large purchases and redemptions of Underlying Portfolio shares, but their abilities to do so may be limited.
■	There is a potential conflict of interest between a Portfolio and its Investment Managers and a Portfolio’s subadviser(s). Because the amount of the investment management fees to be retained by the Investment Managers and their affiliates may differ depending upon which Underlying Portfolios are used in connection with a Portfolio, there is a potential conflict of interest for the Investment Managers and a Portfolio’ s subadviser(s) in selecting the Underlying Portfolios. In addition, the Investment Managers and a Portfolio’s subadviser(s) may have an incentive to take into account the effect on an Underlying Portfolio in which the Portfolio may invest in determining whether, and under what circumstances, to purchase or sell shares in that Underlying Portfolio. Although the Investment Managers and a Portfolio’s subadviser(s) take steps to address the potential conflicts of interest, it is possible that the potential conflicts could impact the Portfolios.
Investment Style Risk. Securities of a particular investment style, such as growth or value, tend to perform differently and shift into and out of favor depending on market and economic conditions and investor sentiment, and tend to go through cycles of performing better—or worse—than other segments of the stock market or the overall stock market. As a result, a Portfolio’s performance may at times be worse than the performance of other portfolios that employ different investment styles.
Due to their relatively high valuations, growth stocks are typically more volatile than value stocks. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, share prices may decline significantly, even if earnings do increase. Further, growth stocks may not pay dividends or may pay lower dividends than value stocks. This means they depend more on price changes for returns and may be more adversely affected in a down market compared to value stocks that pay higher dividends.
There is a risk that the value investment style may be out of favor for a period of time, that the market will not recognize a security’s intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced. Historically, value stocks have performed best during periods of economic recovery.
High-Yield Risk. Investments in high-yield securities and unrated securities of similar credit quality (commonly known as “high yield securities” or “junk bonds”) may be subject to greater levels of interest rate, credit and liquidity risk than investments in investment grade securities. High-yield securities are considered predominantly speculative
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with respect to the issuer’s continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for high-yield securities and reduce a Portfolio’s ability to sell its high-yield securities. In addition, the market for lower-rated bonds may be thinner and less active than the market for higher-rated bonds, and the prices of lower-rated bonds may fluctuate more than the prices of higher-rated bonds, particularly in times of market stress.
Industry/Sector Risk. A Portfolio that invests in a single market sector or industry can accumulate larger positions in a single issuer or an industry sector. As a result, the Portfolio's performance may be tied more directly to the success or failure of a smaller group of portfolio holdings.
Leverage Risk. Leverage is the investment of borrowed cash. When using leverage, a Portfolio receives any profit or loss on the amount borrowed and invested, but remains obligated to repay the amount borrowed plus interest. The effect of using leverage is to amplify a Portfolio’s gains and losses in comparison to the amount of a Portfolio’s assets (that is, assets other than borrowed assets) at risk, thus causing the Portfolio to be more volatile. Certain transactions may give rise to a form of leverage. Examples of such transactions include borrowing, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment contracts. To mitigate leverage risk, a Portfolio may segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause a Portfolio to liquidate Portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation or coverage requirements.
License Risk. A Portfolio, the Investment Managers or a subadviser may rely on licenses from third parties that permit the use of intellectual property in connection with the Portfolio’s investment strategies. Such licenses may be terminated by the licensors under certain circumstances, and, as a result, a Portfolio may have to change its investment strategies. Accordingly, the termination of a license may have a significant effect on the operation of the affected Portfolio.
Liquidity and Valuation Risk. From time to time, a Portfolio may hold one or more securities for which there are no or few buyers and sellers or the securities are subject to limitations on transfer. In those cases, a Portfolio may have difficulty determining the values of those securities for the purpose of determining a Portfolio’s net asset value. A Portfolio also may have difficulty disposing of those securities at the values determined by the Portfolio for the purpose of determining the Portfolio’s net asset value, especially during periods of significant net redemptions of Portfolio shares. For example, private equity investments and private real estate-related investments are generally considered illiquid and generally cannot be readily sold. As a result, private real estate-related investments owned by a Portfolio may be valued at fair value pursuant to guidelines established by the Portfolio’s Board of Trustees. No assurance can be given that the fair value prices accurately reflect the price a Portfolio would receive upon the sale of the investment.
Portfolios with principal investment strategies that involve foreign securities, private placement investments, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity and valuation risk.
Liquidity and Valuation Risk Of Private Real Estate-Related Investments. Private real estate-related investments are generally considered illiquid and generally cannot be readily sold. As a result, private real estate-related investments owned by the Global Real Estate Portfolio will be valued at fair value pursuant to guidelines established by the Fund's Board of Trustees. The guidelines incorporate periodic independent appraised value of the properties, but an appraisal is only an estimate of market value. No assurance can be given that the fair value prices accurately reflect the price a Portfolio would receive upon the sale of the investment.
Market and Management Risk. Market risk is the risk that the markets in which the Portfolios invest will experience market volatility and go down in value, including the possibility that a market will go down sharply and unpredictably. All markets go through cycles, and market risk involves being on the wrong side of a cycle. Factors affecting market risk include political events, broad economic and social changes, and the mood of the investing public. If investor sentiment turns negative, the price of all securities may decline. Management risk is the risk that
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the investment strategy or PI or a subadviser will not work as intended. All decisions by PI or a subadviser require judgment and are based on imperfect information. In addition, Portfolios managed using an investment model are subject to the risk that the investment model may not perform as expected.
Merger Arbitrage Securities and Distressed Companies Risk. A merger or other restructuring, or a tender or exchange offer, proposed or pending at the time a Portfolio invests in merger arbitrage securities may not be completed on the terms or within the time frame contemplated, resulting in losses to a Portfolio. Debt obligations of distressed companies typically are rated below investment grade, unrated, in default or close to default and are generally more likely to become worthless than the securities of more financially stable companies.
Mid-Sized Company Risk. The shares of mid-sized companies tend to trade less frequently than those of larger, more established companies, which can have an adverse effect on the pricing of these securities and on a Portfolio’s ability to sell the securities. Changes in the demand for these securities generally have a disproportionate effect on their market price, tending to make prices rise more in response to buying demand and fall more in response to selling pressure. Such investments also may be more volatile than investments in larger companies, as mid-sized companies generally experience higher growth and failure rates, and typically have less access to capital.
Mortgage-Backed Securities Risk. A mortgage-backed security is a specific type of asset-backed security - one backed by mortgage loans on residential and/or commercial real estate. Therefore, they have many of the risk characteristics of asset-backed securities, including prepayment and extension risks, as well as interest rate, credit and liquidity risk. Because they are backed by mortgage loans, mortgage-backed securities also have risks related to real estate, including significant sensitivity to changes in real estate prices and interest rates and, in the case of commercial mortgages, office and factory occupancy rates. Many mortgage-backed securities are issued by federal government agencies such as Government National Mortgage Association, also known as Ginnie Mae, or by government-sponsored enterprises such as Federal Home Loan Mortgage Corporation (Freddie Mac) or Federal National Mortgage Association (Fannie Mae). Currently, Freddie Mac and Fannie Mae are in government conservatorship. Private issuer mortgage-backed securities may include loans on commercial or residential properties.
Non-Diversification Risk. A Portfolio is considered “diversified” if, with respect to 75 percent of its total assets, it invests no more than 5 percent of its total assets in the securities of one issuer, and its investments in such issuer represent no more than 10 percent of that issuer’s outstanding voting securities. To the extent that a Portfolio is not diversified, there is a risk that the Portfolio may be adversely affected by the performance of relatively few securities or the securities of a single issuer. A non-diversified Portfolio is therefore more exposed to losses caused by a smaller group of portfolio holdings than a diversified portfolio.
Real Estate Risk. Investments in REITs and real estate-linked derivative instruments will subject a Portfolio to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses. An investment in a real estate-linked derivative instrument that is linked to the value of a REIT is subject to additional risks, such as poor performance by the manager of the REIT, adverse changes to the tax laws, or failure by the REIT to qualify for tax-free pass-through of income under the tax laws. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property and, as a result, may be more exposed to events that adversely affect such properties or areas than REITs that invest more broadly.
Recent Events Risk. The ongoing financial and debt crises have caused increased volatility and significant declines in the value and liquidity of many securities in US and foreign financial markets. This environment could make identifying investment risks and opportunities especially difficult. These market conditions may continue or get worse. In response to these crises, the US and other governments, and their agencies and instrumentalities such as the Federal Reserve and certain foreign central banks, have taken steps to support financial markets. The reduction or withdrawal of these measures could negatively affect the overall economy and/or the value and liquidity of certain
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securities. In addition, the impact of legislation enacted in the United States calling for reform of many aspects of financial regulation, and the corresponding regulatory changes on the markets and the practical implications for market participants, may not be known for some time.
Short Sale Risk. A Portfolio that sells a security short in effect borrows and then sells the security with the expectation that it will later repurchase the security at a lower price and then return the amount borrowed with interest. In contrast, when a Portfolio buys a security long, it purchases the security with cash with the expectation that it later will sell the security at a higher price. A Portfolio that enters into short sales exposes the Portfolio to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Portfolio. Theoretically, the amount of these losses can be unlimited, although for fixed income securities an interest rate of 0% forms an effective limit on how high a security’s price would be expected to rise. Although a Portfolio may try to reduce risk by holding both long and short positions at the same time, it is possible that the Portfolio’s securities held long will decline in value at the same time that the value of the Portfolio’s securities sold short increases, thereby increasing the potential for loss.
Small Sized Company Risk. The shares of small sized companies tend to trade less frequently than those of larger, more established companies, which can have an adverse effect on the price of these securities and on a Portfolio’s ability to sell these securities. Changes in the demand for these securities generally have a disproportionate effect on their market price, tending to make prices rise more in response to buying demand and fall more in response to selling pressure. Such investments also may be more volatile than investments in larger companies, as smaller companies generally experience higher growth and failure rates, and typically have less diversified product lines, less experienced senior management, and less access to capital than larger companies. In the case of small sized technology companies, the risks associated with technology company stocks, which tend to be more volatile than other sectors, are magnified.
Small and Medium Sized Company Risk. The shares of small and medium sized companies tend to trade less frequently than those of larger, more established companies, which can have an adverse effect on the price of these securities and on a Portfolio’s ability to sell these securities. Changes in the demand for these securities generally have a disproportionate effect on their market price, tending to make prices rise more in response to buying demand and fall more in response to selling pressure. Such investments also may be more volatile than investments in larger companies, as smaller and medium sized companies generally experience higher growth and failure rates, and typically have less diversified product lines, less experienced senior management, and less access to capital than larger companies. In the case of small sized technology companies, the risks associated with technology company stocks, which tend to be more volatile than other sectors, are magnified.
Value Style Risk. There is a risk that the value investment style may be out of favor for a period of time, that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced. Historically, value stocks have performed best during periods of economic recovery.
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HOW THE FUND IS MANAGED
Board of Trustees
The Board oversees the actions of the investment managers and the Subadvisers and decides on general policies. The Board also oversees the Fund's officers who conduct and supervise the daily business operations of the Fund.
Investment Managers
Prudential Investments LLC (PI) Gateway Center Three, 100 Mulberry Street, Newark, New Jersey, and AST Investment Services, Inc. (ASTIS) One Corporate Drive, Shelton, Connecticut, and serve as co-investment managers of the Fund. PI and ASTIS serve as co-investment managers for each Portfolio of the Fund, except for AST AQR Emerging Markets Equity Portfolio and AST Schroders Global Tactical Portfolio, for which PI serves as the sole investment manager. ASTIS has been in business providing advisory services since 1992. PI has been in business providing advisory services since 1996.
The Fund's Investment Management Agreements, on behalf of each Portfolio, with AST and PI, as applicable (the Management Agreements), provide that the Investment Managers will furnish each applicable Portfolio with investment advice and administrative services subject to the supervision of the Board and in conformity with the stated policies of the applicable Portfolio. The investment managers must also provide, or obtain and supervise, the executive, administrative, accounting, custody, transfer agent and shareholder servicing services that are deemed advisable by the Board.
The Investment Managers have engaged the Subadvisers to conduct the investment programs of the Portfolios, including the purchase, retention and sale of portfolio securities and other financial instruments. The Investment Managers are responsible for monitoring the activities of the Subadvisers and reporting on such activities to the Board. The Fund has obtained an exemption from the SEC that permits the Investment Managers, subject to approval by the Board, to change Subadvisers for a Portfolio by: (i) entering into new subadvisory agreements with non-affiliated subadvisers, without obtaining shareholder approval of such changes (note: the exemption does not apply to the AST Franklin Templeton Founding Funds Allocation Portfolio; shareholder approval of new subadvisory agreements for this Portfolio only is required) and (ii) entering into new subadvisory agreements with affiliated subadvisers with shareholder approval of such changes. This exemption (which is similar to exemptions granted to other investment companies that are organized in a manner similar to the Fund) is intended to facilitate the efficient supervision and management of the Subadvisers by the investment managers and the Board. PI also participates in the day-to-day management of several Portfolios, a noted both in the Summary section for the relevant Portfolios earlier in this Prospectus and the “Portfolio Managers” section later in this Prospectus.
If there is more than one subadviser for a Portfolio, the Investment Managers will determine the division of the assets for that Portfolio among the applicable Subadvisers under normal conditions. All daily cash inflows (that is, purchases and reinvested distributions) and outflows (that is, redemptions and expense items) will be divided among such Subadvisers as the Investment Managers deem appropriate. The Investment Managers may change the target allocation of assets among Subadvisers, transfer assets between Subadvisers, or change the allocation of cash inflows or cash outflows among Subadvisers for any reason and at any time without notice. As a consequence, the investment managers may allocate assets or cash flows from a portfolio segment that has appreciated more to another portfolio segment.
Reallocations of assets among the Subadvisers and PI may result in additional costs since sales of securities may result in higher portfolio turnover. Also, because the Subadvisers and PI select portfolio securities independently, it is possible that a security held by a portfolio segment may also be held by another portfolio segment of the Portfolio or that certain Subadvisers or PI may simultaneously favor the same industry. PI will monitor the overall portfolio to ensure that any such overlaps do not create an unintended industry concentration. In addition, if a Subadviser or the Investment Managers buy a security as another Subadviser or PI sells it, the net position of the Portfolio in the security may be approximately the same as it would have been with a single portfolio and no such sale and
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purchase, but the Portfolio will have incurred additional costs. The investment managers will consider these costs in determining the allocation of assets or cash flows. The investment managers will consider the timing of asset and cash flow reallocations based upon the best interests of each Portfolio and its shareholders.
A discussion regarding the basis for the Board's approval of the Fund's investment advisory agreements is available in the Fund's semi-annual report (for agreements approved during the six month period ended June 30) and in the Fund's annual report (for agreements approved during the six month period ended December 31).
Investment Management Fees
Set forth below are the total effective annualized investment management fees paid (as a percentage of average net assets) by each Portfolio of the Fund to the investment managers during 2012:
AST Academic Strategies Asset Allocation	0.72%
AST Balanced Asset Allocation	0.14%
AST Capital Growth Asset Allocation	0.14%
AST Preservation Asset Allocation	0.14%
Notes to Investment Management Fees Table:
AST AQR Emerging Markets Equity Portfolio: The AST AQR Emerging Markets Equity Portfolio is not included in the table above, because it commenced investment operations on February 25, 2013.
AST AQR Large-Cap Portfolio: The AST AQR Large-Cap Portfolio is not included in the table above, because it commenced investment operations on April 29, 2013.
AST BlackRock iShares ETF Portfolio: The AST BlackRock iShares ETF Portfolio is not included in the table above, because it commenced investment operations on April 29, 2013.
AST Bond Portfolio 2024: The AST Bond Portfolio 2024 is not included in the table above, because it commenced investment operations on February 2, 2013.
AST ClearBridge Dividend Growth Portfolio: The AST ClearBridge Dividend Growth Portfolio is not included in the table above, because it commenced investment operations on February 25, 2013.
AST Defensive Asset Allocation Portfolio: The AST Defensive Asset Allocation Portfolio is not included in the table above, because it commenced investment operations on April 29, 2013.
AST Franklin Templeton Founding Funds Allocation Portfolio:  The AST Franklin Templeton Founding Funds Allocation Portfolio commenced investment operations effective April 30, 2012.
AST Franklin Templeton Founding Funds Plus Portfolio:  The AST Franklin Templeton Founding Funds Plus Portfolio is not included in the table above, because it commenced investment operations on April 29, 2013.
AST MFS Large-Cap Value Portfolio: The AST MFS Large-Cap Value Portfolio commenced investment operations effective August 20, 2012.
AST New Discovery Asset Allocation Portfolio: The AST New Discovery Asset Allocation Portfolio commenced investment operations effective April 30, 2012.
AST QMA Emerging Markets Equity Portfolio: The AST QMA Emerging Markets Equity Portfolio is not included in the table above, because it commenced investment operations on February 25, 2013.
AST QMA Large-Cap Portfolio:  The AST QMA Large-Cap Portfolio is not included in the table above, because it commenced investment operations on April 29, 2013.
AST Western Asset Emerging Markets Debt Portfolio: The AST Western Asset Emerging Markets Debt Portfolio commenced investment operations effective August 20, 2012.
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Investment Subadvisers
The Portfolios of the Fund each have one more or more investment Subadvisers providing the day-to-day investment management of the Portfolio. PI also participates in the day-to-day management of several Portfolios, as noted in the “Portfolio Managers” section later in this Prospectus. The investment managers pay each investment Subadviser a subadvisory fee out of the fee that the investment managers receive from the Fund. The investment Subadvisers for each Portfolio of the Fund are described below:
AlphaSimplex Group, LLC (AlphaSimplex), which maintains its headquarters at One Cambridge Center, Cambridge, Massachusetts 02142, is a subsidiary of Natixis Global Asset Management. As of December 31, 2012, AlphaSimplex had approximately $2.41 billion in assets under management.
AQR Capital Management, LLC (AQR), a Delaware limited liability company formed in 1998, serves as a subadviser for the diversified arbitrage segment of the Academic Strategies Portfolio. AQR's address is Two Greenwich Plaza, 3rd Floor, Greenwich, Connecticut 06830. As of December 31, 2012, AQR and its affiliates had approximately $70.1 billion in assets under management.
CNH Partners, LLC (CNH), a Delaware limited liability company and a merger arbitrage, convertible arbitrage and diversified arbitrage research affiliate of AQR, also serves as a subadviser for the diversified arbitrage segment of the Academic Strategies Portfolio. CNH is a joint venture created in 2001 by AQR and RAIM Corp. (“RAIM”). RAIM was formed by Mark Mitchell Ph.D. and Todd Pulvino Ph.D. CNH's address is Two Greenwich Plaza, 1st Floor, Greenwich, Connecticut 06830. CNH utilizes the infrastructure of AQR for non-portfolio management functions.
First Quadrant L.P. (First Quadrant), which maintains its headquarters at 800 E. Colorado Blvd., Suite 900, Pasadena, California 91101, is an affiliate of Affiliated Managers Group. As of December 31, 2012, First Quadrant had approximately $17.105 billion in assets under management, which includes market values for fully funded portfolios and the notional values for margin funded portfolios, all actively managed by First Quadrant and non-discretionary portfolios managed by joint venture partners using First Quadrant, L.P. investment signals. First Quadrant is defined in this context as the combination of all discretionary portfolios of First Quadrant, L.P. and its joint venture partners, but only wherein FQ has full investment discretion over the portfolios.
Jennison Associates LLC (Jennison) is an indirect, wholly-owned subsidiary of Prudential Financial, Inc. As of December 31, 2012 Jennison managed in excess of $156 billion in assets for institutional, mutual fund and certain other clients. Jennison's address is 466 Lexington Avenue, New York, New York 10017.
CoreCommodity Management, LLC (CoreCommodity). CoreCommodity is a wholly-owned subsidiary of Jefferies Group LLC. As of December 31, 2012, CoreCommodity had assets under management of approximately $4.7 billion (measured at notional value for managed accounts and net asset value for pooled vehicles, and which include non-fee paying accounts of affiliates). CoreCommodity is located at The Metro Center, One Station Place, Three South, Stamford, Connecticut 06902.
J.P. Morgan Investment Management Inc. (J.P. Morgan) is an indirect wholly-owned subsidiary of J.P. Morgan Chase Co., a publicly held bank holding company and global financial services firm. J.P. Morgan manages assets for governments, corporations, endowments, foundations and individuals worldwide. As of December 31, 2012, J.P. Morgan and its affiliated companies had approximately $1.4 trillion in assets under management worldwide. J.P. Morgan's address is 270 Park Avenue, New York, New York 10017.
Pacific Investment Management Company LLC (PIMCO) is a majority-owned subsidiary of Allianz Asset Management with a minority interest held by PIMCO Partners, LLC, a California limited liability company. Prior to December 31, 2011, Allianz Asset Management was named Allianz Global Investors of America L.P. PIMCO Partners, LLC is owned by the current managing directors and executive management of PIMCO. Through various holding company structures, Allianz Asset Management is majority owned by Allianz SE. As of December 31, 2012, PIMCO managed $2.003 trillion in assets. PIMCO's address is 840 Newport Center Drive, Newport Beach, California 92660.
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Quantitative Management Associates LLC (QMA) is a wholly owned subsidiary of PIM. QMA manages equity and balanced portfolios for institutional and retail clients. As of December 31, 2012, QMA managed $86.3 billion in assets, including $41.2 billion that QMA, as a balanced manager, allocated to investment vehicles advised by affiliated and unaffiliated managers. QMA's address is Gateway Center Two, 100 Mulberry Street, Newark, New Jersey 07102.
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Portfolio Managers
Information about the portfolio managers responsible for the day-to-day management of the Fund's Portfolios is set forth below.
In addition to the information set forth below, the SAI provides additional information about each Portfolio Manager's compensation, other accounts managed by each Portfolio Manager, and each Portfolio Manager's ownership of shares of the Fund's Portfolios.
AST Academic Strategies Asset Allocation Portfolio
Prudential Investments (PI). Brian Ahrens is a portfolio manager for the AST Academic Strategies Asset Allocation Portfolio and Senior Vice President and Head of the Strategic Investment Research Group of Prudential Investments. He focuses on portfolio risk oversight, manager fulfillment, and the allocation of assets among managers. Mr. Ahrens oversees a staff of 17 investment professionals who focus on investment consulting, portfolio construction, and risk oversight activities. Mr. Ahrens has been with Prudential for over 15 years. Mr. Ahrens earned his MBA in Finance from the Stern School of Business at New York University. He graduated from James Madison University with a double major in Finance and German. He is series 7, series 24 and series 63 certified, CIMA certified, and holds the Chartered Financial Analyst (CFA) designation.
Andrei Marinich is a senior research analyst focused on portfolio construction in the Strategic Investment Research Group. Mr. Marinich oversees a team focused on discretionary management of multi-manager investment portfolios including risk budgeting and manager allocation within both traditional and alternative asset classes. Prior to joining Prudential in October 2000, Mr. Marinich worked for PaineWebber, Inc. (now known as UBS Financial Services Inc) and its subsidiaries. While at PaineWebber he worked as an investment manager research analyst in the managed money area and as a senior portfolio analyst while at Mitchell Hutchins Asset Management, the asset management arm of PaineWebber. A member of the New York Society of Securities Analysts and the CFA Institute, Mr. Marinich is a graduate of Rutgers University with a degree in Economics and holds the Certified Investment Management Analyst (CIMA) designation from the Wharton School of the University of Pennsylvania and the Investment Management Consultants Association. He also holds the CFA designation.
QMA: Asset Allocation and Overlay Segment. Ted Lockwood is a Managing Director for QMA, as well as the head of the asset allocation area. Ted is responsible for managing quantitative equity portfolios, investment research, and new product development. Ted has also worked as a member of the technical staff at AT&T Bell Laboratories. Ted graduated summa cum laude with a BE in Engineering from Stony Brook University and earned an MS in Engineering and an MBA in Finance from Columbia University.
Marcus M. Perl is a Vice President and Portfolio Manager for QMA and a member of the asset allocation team. In addition to portfolio management, Marcus is responsible for research, strategic asset allocation and portfolio construction. Marcus was a Vice President and Portfolio Manager at Prudential Investments; earlier, he was a Vice President at FX Concepts Inc. Marcus holds an MA in Economics from the University of Southern California and an MA in Economics from California State University Long Beach.
Edward L. Campbell, CFA, is a Principal and Portfolio Manager for QMA and a member of the asset allocation team. In addition to portfolio management, Ed is a specialist in global macroeconomic and investment strategy research. He has also served as a Portfolio Manager with Prudential Investments (PI) and spent several years as a Senior Analyst with PI's Strategic Investment Research Group. Prior to joining PI, Ed was a Partner and Vice President at Trilogy Advisors LLC. He earned a BS in Economics and International Business from The City University of New York and holds the CFA designation.
Edward F. Keon, Jr. is a Managing Director and Portfolio Manager for QMA, as well as a member of the asset allocation team. In addition to portfolio management, Ed contributes to investment strategy, research and portfolio construction. Ed has also served as Chief Investment Strategist and Director of Quantitative Research at Prudential Equity Group, LLC, where he was a member of the firm's investment policy committee and research recommendation committee. Ed's prior experience was as Senior Vice President at I/B/E/S International Inc. Ed is a
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member of the Board of Directors of the Chicago Quantitative Alliance and sits on the Membership Committee of the Institute of Quantitative Research in Finance (Q-Group). He holds a BS in industrial management from the University of Massachusetts/Lowell and an MS in Finance and Marketing from the Sloan School of Management at the Massachusetts Institute of Technology.
Joel M. Kallman, CFA, is a Senior Associate and Portfolio Manager for QMA and a member of the asset allocation team. He also conducts economic and market valuation research. Joel has also held various positions within Prudential’s fixed income group, in areas such as high-yield credit analysis and performance reporting. He earned a BS and MBA in Finance from Rutgers University. He is also a member of the New York Society of Security Analysts and holds the Chartered Financial Analyst (CFA) designation.
QMA: Long/Short Market Neutral Segment. Devang Gambhirwala is a Principal and Portfolio Manager for QMA. Devang is primarily responsible for overseeing the quantitative core long-short and large-cap equity mandates, and is also responsible for the management of structured products. Earlier at Prudential Investment Management, Devang worked as a Quantitative Research Analyst and an Assistant Portfolio Manager. He earned a BS in Computer and Information Sciences from the New Jersey Institute of Technology and an MBA from Rutgers University.
Jennison: Global Infrastructure Segment. Shaun Hong, CFA and Ubong “Bobby” Edemeka are the portfolio managers of the Global Infrastructure Segment. Mr. Hong and Mr. Edemeka generally have final authority over all aspects of the Global Infrastructure Segment's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment and management of cash flows.
Shaun Hong, CFA, is a Managing Director of Jennison. Shaun Hong joined Jennison Associates in September 2000. Mr. Hong is a portfolio manager of Jennison’s utility, equity income, and global infrastructure strategies. He joined Prudential in 1999 as an analyst responsible for power, natural gas and telecommunications industries within Prudential's public equity unit. Mr. Hong began his career in 1992 as a research analyst covering telecommunications and technology companies at Parker/Hunter Inc., a regional brokerage firm based in Pittsburgh. In 1994, Mr. Hong joined Equinox Capital Management, where he worked for five years researching utility, consumer products, commodities and technology sectors. Mr. Hong received his BS in industrial management from Carnegie Mellon University. He is a member of the New York Society of Security Analysts and CFA Institute.
Ubong “Bobby” Edemeka is a Managing Director of Jennison, which he joined in March 2002. Mr. Edemeka is a portfolio manager of Jennison’s utility, equity income, and global infrastructure strategies. Before joining Jennison, Mr. Edemeka was a sell-side research analyst on the US Power & Utilities team at Goldman Sachs, where he covered electric utilities and independent power producers. Prior to Goldman Sachs, he was an analyst on the Global Utilities team of SSB Citi Asset Management Group, a division of Citigroup. Mr. Edemeka began his career as an analyst on the Prudential Utility Fund (now Prudential Jennison Utility Fund) at Prudential Investments in 1997 after completing Prudential's investment management training program. Mr. Edemeka received his BA in government from Harvard.
The above-referenced Jennison portfolio managers are supported by other Jennison portfolio managers, research analysts and investment professionals. Team members conduct research, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.
CoreCommodity: Commodities Segment. Adam De Chiara is a Co-President of CoreCommodity and the Portfolio Manager of the Core Commodity Programs. Mr. De Chiara began his commodity career in 1991 at Goldman Sachs where he was responsible for trading the Goldman Sachs Commodity Index (GSCI). In 1994, Mr. De Chiara founded the commodity index group at AIG, where he designed and launched the Dow Jones - AIG Commodity Index. In 2003, Mr. De Chiara co-founded the commodities group at Jefferies. Mr. De Chiara received a BA from Harvard University and a JD from Harvard Law School.
PIMCO: International Fixed income (Hedged) Segment. Scott A. Mather is a managing director in the Newport Beach office and head of global portfolio management. Previously, he led portfolio management in Europe, managed euro and pan-European portfolios and worked closely with many Allianz-related companies. He also served as a
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managing director of Allianz Global Investors KAG. Prior to these roles, Mr. Mather co-headed PIMCO's mortgage- and asset-backed securities team. Prior to joining PIMCO in 1998, he was a fixed income trader specializing in mortgage-backed securities at Goldman Sachs in New York. He has 18 years of investment experience and holds a master's degree in engineering, as well as undergraduate degrees, from the University of Pennsylvania.
PIMCO: Inflation-Indexed Securities Segment. Mihir Worah is a managing director in the Newport Beach office, a portfolio manager, and head of the real return portfolio management team. He was previously a member of the analytics team and worked on real and nominal term structure modeling and options pricing. Prior to joining PIMCO in 2001, he was a postdoctoral research associate at the University of California, Berkeley, and the Stanford Linear Accelerator Center, where he built models to explain the difference between matter and anti-matter. He has 12 years of investment experience and holds a PhD in theoretical physics from the University of Chicago.
Western Asset & WAML: Emerging Markets Fixed income Segment. The portfolio managers responsible for day-to-day portfolio management, development of investment strategy, oversight and coordination of the sleeve are Stephen A. Walsh, Keith J. Gardner, Matthew C. Duda, and S. Kenneth Leech. Messrs. Walsh, Gardner, Duda, and Leech have been employed by Western Asset and WAML in the capacity of portfolio managers for at least the past five years.
Stephen A. Walsh is a graduate from the University of Colorado (Boulder). Mr. Walsh assumed the role of Co-Chief Investment Officer effective March 31, 2013. Mr. Walsh will be retiring from Western Asset effective March 31, 2014.  In the interim, S. Kenneth Leech will be serving as Co-Chief Investment Officer as well and working to transition to the role of Chief Investment Officer.  As of March 31, 2014, S. Kenneth Leech will assume the role of Chief Investment Officer and will be added as a Portfolio Manager to the Fund.  Mr. Walsh will be removed as a portfolio manager effective as of that date in light of the transition.  Mr. Walsh has been employed by Western Asset and WAML since 1991 and has held the position of Chief Investment Officer since 2009. Prior to that time, Mr. Walsh served for 17 years as the firm’s Deputy Chief Investment officer.
Keith J. Gardner is a graduate of the State University of New York at Binghamton. Prior to joining Western Asset and WAML in 1994, Mr. Gardner held the position of Portfolio Manager at Legg Mason, Inc. and of Portfolio Manager at T. Rowe Price Associates, Inc.
Matthew C. Duda is a graduate of the University of Illinois Urbana-Champaign, and holds an MA from the New York University’s Graduate School of Arts and Science. Prior to joining Western Asset and WAML in 2001, Mr. Duda was Vice President and Investment Strategist at Credit Suisse-First Boston Corporation. Mr. Duda also holds the Chartered Financial Analyst designation.
S. Kenneth Leech is a graduate from the University of Pennsylvania. Mr. Leech has been employed by Western Asset since 1990 and has held the position of Co-Chief Investment Officer since 2013.  Prior to that time, Mr. Leech served as a portfolio manager and CIO Emeritus at Western Asset.
First Quadrant: Global Macro Segment and Currency Segment. As a quantitative manager, First Quadrant employs a centralized team-based approach to investment research and portfolio management. Both functions are internal to FQ and not reliant on third-party providers. The mission of the internal Investment Research team is to continuously improve the multi-factor models used across First Quadrant strategies.
Dori Levanoni and Ed Peters are primarily responsible for the day-to-day management of the global macro segment of the Academic Strategies Portfolio.
Dori Levanoni is a First Quadrant partner co-heading the firm's global macro research function. He also is involved in all aspects of product development: model building, risk measurement, risk allocation, and portfolio optimization. On joining the investment research team in 1998, Dori was initially focused on tactical asset allocation, currency, and global macro strategies and subsequently served as manager of currency research and director of the currency product.
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Ed Peters is a First Quadrant partner co-heading the firm’s Global Macro Strategies. He is involved in all aspects of product development: model building, risk measurement, risk allocation, and portfolio optimization. Prior to joining First Quadrant he spent 23 years with PanAgora Asset Management where he was, over time, an equity portfolio manager, Director of Tactical Asset Allocation, Chief Investment Officer of Macro Investments, and Chief Investment Officer.
Dori Levanoni and Jeppe Ladekarl are primarily responsible for the day-to-day management of the currency segment of the Academic Strategies Portfolio. Mr. Levanoni;s biography is included above.
Jeppe Ladekarl joined First Quadrant as a Director and a member of the Global Macro investment team in November 2009. Before joining First Quadrant Jeppe Ladekarl was the Principal Portfolio Manager for the currency and global tactical asset allocation portfolios managed by the World Bank Pension and Endowments Department. Mr. Ladekarl managed the team that allocates funds to external GTAA and active currency managers. In addition, he was responsible for the internally managed global macro strategy investing and traded in a broad array of FX, fixed income, credit and equity markets.
AlphaSimplex: Hedge Fund Replication Segment. Andrew W. Lo founded AlphaSimplex in 1999 and currently serves as the firm's Chief Investment Strategist. He is also Chairman of AlphaSimplex's Investment Committee and a member of AlphaSimplex's Risk Committee. Dr. Lo is the Harris & Harris Group Professor at Massachusetts Institute of Technology (MIT) and Director of MIT's Laboratory for Financial Engineering.
Jeremiah H. Chafkin has served as President of AlphaSimplex since 2007. He is also a member of AlphaSimplex's Investment Committee and Risk Committee. From 2006 until November 2007, Mr. Chafkin was President and Chief Executive Officer of the US division of Natixis Global Asset Management. Prior to that time, he headed investment advice and research for Charles Schwab & Co. and served as president of Charles Schwab Investment Management.
AQR Capital Management, LLC and CNH Partners, LLC: Diversified Arbitrage Segment. The portfolio managers of AQR responsible for oversight of the diversified arbitrage segment of the Academic Strategies Portfolio are Ronen Israel and Lars Nielsen. The portfolio managers of CNH responsible for the oversight of the diversified arbitrage segment of the Academic Strategies Portfolio are Mark Mitchell, PhD and Todd Pulvino, PhD. Their respective biographies are provided below.
Lars Nielsen is a Principal of AQR. Prior to joining AQR in 2000, he was an Analyst in the Quantitative Research Group of Danske Invest. Mr. Nielsen holds a BSc and a MSc in Economics from the University of Copenhagen, Denmark.
Ronen Israel is a Principal of AQR. Prior to joining AQR in 1999, he was a Senior Analyst at Quantitative Financial Strategies, Inc. Mr. Israel holds a BS in Economics from the Wharton School and a BAS in Biomedical Science from the University of Pennsylvania, and an MA in Mathematics from Columbia University.
Mark Mitchell, PhD is a co-founder and principal of CNH. Prior to co-founding CNH, Dr. Mitchell was a finance professor at University of Chicago (1990-1999) and Harvard University (1999-2003). Dr. Mitchell holds a PhD in Economics from Clemson University and BBA in Economics from University of Louisiana at Monroe.
Todd Pulvino, PhD is a co-founder and principal of CNH. Prior to co-founding CNH, Dr. Pulvino was a member of the finance faculty of Northwestern University's Kellogg School of Management and at Harvard Business School. Dr. Pulvino holds PhD and AM degrees in Business Economics from Harvard University, an MS in Mechanical Engineering from the California Institute of Technology, and a BSc degree in Mechanical Engineering from University of Wisconsin-Madison.
J.P. Morgan Investment Management, Inc.: Long/Short Market Neutral Segment. Terance Chen, managing director, is a portfolio manager in the US Equity Group. An employee since 1994, Terance is responsible for the management of several long/short strategies, including Research Market Neutral, Research 130/30, and Research Total Return. He
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is also part of the portfolio management team for the Research Enhanced Index (REI) strategies. Prior to his current position, Terance was a quantitative equity research analyst. Terance holds a BS in finance from New York University's Stern School of Business and is a CFA charter holder.
AST Dynamic Asset Allocation Portfolios
■	AST Balanced Asset Allocation Portfolio
■	AST Capital Growth Asset Allocation Portfolio
■	AST Defensive Asset Allocation Portfolio
■	AST Preservation Asset Allocation Portfolio
The Investment Managers typically use teams of portfolio managers and analysts to manage each Portfolio. The following portfolio managers share overall responsibility for coordinating the Portfolios' activities, including determining appropriate asset allocations and Underlying Portfolio weights, reviewing overall Portfolio compositions for compliance with stated investment objectives and strategies, and monitoring cash flows.
PI. Brian Ahrens is a portfolio manager for the AST Dynamic Asset Allocation Portfolios and Senior Vice President and Head of the Strategic Investment Research Group of Prudential Investments. He focuses on portfolio risk oversight, manager fulfillment, and the allocation of assets among managers. Mr. Ahrens oversees a staff of 17 investment professionals who focus on investment consulting, portfolio construction, and risk oversight activities. Mr. Ahrens has been with Prudential for over 15 years. Mr. Ahrens earned his MBA in Finance from the Stern School of Business at New York University. He graduated from James Madison University with a double major in Finance and German. He is series 7, series 24 and series 63 certified, CIMA certified, and holds the Chartered Financial Analyst (CFA) designation.
Andrei Marinich is a senior research analyst focused on portfolio construction in the Strategic Investment Research Group. Mr. Marinich oversees a team focused on discretionary management of multi-manager investment portfolios including risk budgeting and manager allocation within both traditional and alternative asset classes. Prior to joining Prudential in October 2000, Mr. Marinich worked for PaineWebber, Inc. (now known as UBS Financial Services Inc) and its subsidiaries. While at PaineWebber he worked as an investment manager research analyst in the managed money area and as a senior portfolio analyst while at Mitchell Hutchins Asset Management, the asset management arm of PaineWebber. A member of the New York Society of Securities Analysts and the CFA Institute, Mr. Marinich is a graduate of Rutgers University with a degree in Economics and holds the Certified Investment Management Analyst (CIMA) designation from the Wharton School of the University of Pennsylvania and the Investment Management Consultants Association. He also holds the CFA designation.
QMA. Marcus Perl, is a portfolio manager for the AST Dynamic Asset Allocation Portfolios and a Vice President of QMA. He focuses on the quantitative modeling of asset allocation strategies, financial market research, and the formulation of investment strategy. Prior to joining Prudential in October 2000, Mr. Perl was Vice President at FX Concepts where he was responsible for market risk modeling, performance analytics, and statistical research. He also worked as an Associate at Wilshire Associates. Mr. Perl holds an MA in Finance from the Warsaw School of Economics, an MA in Econometrics from California State University Long Beach, and an MA in Economics from the University of Southern California.
Edward L. Campbell, CFA, is a portfolio manager for the AST Dynamic Asset Allocation Portfolios and a Principal of QMA. He focuses on global macroeconomic and financial market research and the formulation of investment strategy. Prior to rejoining Prudential in August 2003, Mr. Campbell spent three years with Trilogy Advisors LLC, a $5 billion asset management firm. He also previously worked as a senior investment manager research analyst with Prudential Securities and PI. Mr. Campbell is a member of the New York Society of Securities Analysts and the CFA Institute. He received a BS in Economics and International Business from The City University of New York and holds the Chartered Financial Analyst designation.
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Joel M. Kallman, CFA, is a Senior Associate and Portfolio Manager for QMA and a member of the asset allocation team. He also conducts economic and market valuation research. Joel has also held various positions within Prudential's fixed income group, in areas such as high-yield credit analysis and performance reporting. He earned a BS and MBA in Finance from Rutgers University. He is also a member of the New York Society of Security Analysts and holds the Chartered Financial Analyst (CFA) designation.
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HOW TO BUY AND SELL SHARES OF THE PORTFOLIOS
Purchasing and Redeeming Shares of the Portfolios
The way to invest in the Portfolios is through certain variable life insurance and variable annuity contracts. Together with this prospectus, you should have received a prospectus for such a Contract. You should refer to that prospectus for further information on investing in the Portfolios.
Shares are redeemed for cash within seven days of receipt of a proper notice of redemption or sooner if required by law. There is no redemption charge. We may suspend the right to redeem shares or receive payment when the New York Stock Exchange (NYSE) is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.
Redemption in Kind
The Fund may pay the redemption price to shareholders of record (generally, the insurance company separate accounts holding Fund shares) in whole or in part by a distribution in-kind of securities from the relevant investment portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the SEC and procedures adopted by the Board. Securities will be readily marketable and will be valued in the same manner as in a regular redemption.
If shares are redeemed in kind, the recipient will incur transaction costs in converting such assets into cash. These procedures govern the redemption by the shareholder of record, generally an insurance company separate account. The procedures do not affect payments by an insurance company to a contract owner under a variable contract.
Frequent Purchases or Redemptions of Portfolio Shares
The Fund is part of the group of investment companies advised by PI that seeks to prevent patterns of frequent purchases and redemptions of shares by its investors (the PI funds). Frequent purchases and redemptions may adversely affect the investment performance and interests of long-term investors in the Portfolios. When an investor engages in frequent or short-term trading, the PI funds may have to sell portfolio securities to have the cash necessary to pay the redemption amounts. This may cause the PI funds to sell Portfolio securities at inopportune times, hurting their investment performance. When large dollar amounts are involved, frequent trading can also make it difficult for the PI funds to use long-term investment strategies because they cannot predict how much cash they will have to invest. In addition, if a PI fund is forced to liquidate investments due to short-term trading activity, it may incur increased transaction and tax costs.
Similarly, the PI funds may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of short-term trading. Moreover, frequent or short-term trading by certain investors may cause dilution in the value of PI fund shares held by other investors. PI funds that invest in foreign securities may be particularly susceptible to frequent trading, because time zone differences among international stock markets can allow an investor engaging in short-term trading to exploit fund share prices that may be based on closing prices of foreign securities established some time before the fund calculates its own share price. PI funds that invest in certain fixed income securities, such as high-yield bonds or certain asset-backed securities, may also constitute effective vehicles for an investor's frequent trading strategies.
The Boards of Directors/Trustees of the PI funds, including the Fund, have adopted policies and procedures designed to discourage or prevent frequent trading by investors. The policies and procedures for the Fund are limited, however, because the Fund does not directly sell its shares directly to the public. Instead, Portfolio shares are sold only to insurance company separate accounts that fund variable annuity contracts and variable life insurance policies (together, the contracts). Therefore, Participating Insurance Companies, not the Fund, maintain the individual contract owner account records. Each Participating Insurance Company submits to the Fund's transfer agent daily aggregate orders combining the transactions of many contract owners. Therefore, the Fund and its transfer agent do not monitor trading by individual contract owners.
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Under the Fund's policies and procedures, the Fund has notified each Participating Insurance Company that the Fund expects the insurance company to impose restrictions on transfers by contract owners. The current Participating Insurance Companies are Prudential and two insurance companies not affiliated with Prudential. The Fund may add additional Participating Insurance Companies in the future. The Fund receives reports on the trading restrictions imposed by Prudential on variable contract owners investing in the Portfolios, and the Fund monitors the aggregate cash flows received from unaffiliated insurance companies. In addition, the Fund has entered shareholder information agreements with Participating Insurance Companies as required by Rule 22c-2 under the 1940 Act. Under these agreements, the Participating Insurance Companies have agreed to: (i) provide certain information regarding contract owners who engage in transactions involving Portfolio shares and (ii) execute any instructions from the Fund to restrict or prohibit further purchases or exchanges of Portfolio shares by contract owners who have been identified by the Fund as having engaged in transactions in Portfolio shares that violate the Fund's frequent trading policies and procedures. The Fund and its transfer agent also reserve the right to reject all or a portion of a purchase order from a Participating Insurance Company. If a purchase order is rejected, the purchase amount will be returned to the insurance company.
The Fund also employs fair value pricing procedures to deter frequent trading. Those procedures are described in more detail under “Net Asset Value,” below.
Each Fund of Funds invests primarily or exclusively in other Portfolios of the Fund that are not operated as Funds of Funds. These portfolios in which the Funds of Funds invest are referred to as Underlying Fund Portfolios. The policies that have been implemented by the Participating Insurance Companies to discourage frequent trading apply to transactions in Funds of Funds shares. Transactions by the Funds of Funds in Underlying Fund Portfolio shares, however, are not subject to any limitations and are not considered frequent or short-term trading. For example, the Funds of Funds may engage in significant transactions in Underlying Fund Portfolio shares in order to: (i) change their investment focus, (ii) rebalance their investments to match the then-current asset allocation mix, (iii) respond to significant purchases or redemptions of Fund of Funds shares, or (iv) respond to changes required by the underlying contracts. These transactions by the Funds of Funds in Underlying Fund Portfolio shares may be disruptive to the management of an Underlying Fund Portfolio because such transactions may: (i) cause the Underlying Fund Portfolio to sell portfolio securities at inopportune times to have the cash necessary to pay redemption requests, hurting their investment performance, (ii) make it difficult for the Subadvisers for the Underlying Fund Portfolios to fully implement their investment strategies, and (iii) lead to increased transaction and tax costs.
The AST Bond Portfolios 2015, 2016, 2017, 2018, 2019, 2020, 2021 2022, 2023 and 2024 (the Target Maturity Portfolios), the AST Investment Grade Bond Portfolio and certain other Portfolios may be used in connection with certain living benefit programs, including, without limitation, certain “guaranteed minimum accumulation benefit” programs and certain “guaranteed minimum withdrawal benefit” programs. In order for the Participating Insurance Companies to manage the guarantees offered in connection with these benefit programs, the Participating Insurance Companies generally: (i) limit the number and types of variable sub-accounts in which contract holders may allocate their account values (referred to in this Prospectus as the Permitted Sub-Accounts) and (ii) require contract holders to participate in certain specialized asset transfer programs. Under these asset transfer programs, the Participating Insurance Companies will monitor each contract owner's account value from time to time and, if necessary, will systematically transfer amounts among the Permitted Sub-Accounts as dictated by certain non-discretionary mathematical formulas. These mathematical formulas will generally focus on the amounts guaranteed at specific future dates or the present value of the estimated lifetime payments to be made, as applicable.
As an example of how these asset transfer programs will operate under certain market environments, a downturn in the equity markets (i.e., a reduction in a contract holder's account value within the Permitted Sub-Accounts) and certain market return scenarios involving “flat” returns over a period of time may cause Participating Insurance Companies to transfer some or all of such contract owner's account value to a Target Maturity Portfolio or the AST Investment Grade Bond Portfolio. In general terms, such transfers are designed to ensure that an appropriate percentage of the projected guaranteed amounts are offset by assets in investments like the Target Maturity Portfolios or the AST Investment Grade Bond Portfolio.
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The above-referenced asset transfer programs are an important part of the guarantees offered in connection with the applicable living benefit programs. Such asset transfers may, however, result in large-scale asset flows into and out of the relevant Portfolios. Such asset transfers could adversely affect a Portfolio's investment performance by requiring the relevant investment adviser or Subadviser to purchase and sell securities at inopportune times and by otherwise limiting the ability of the relevant investment adviser or Subadviser to fully implement the Portfolio's investment strategies. In addition, these asset transfers may result in relatively small asset bases and relatively high transaction costs and operating expense ratios for a Portfolio compared to other similar funds.
Investors seeking to engage in frequent trading activities may use a variety of strategies to avoid detection and, despite the efforts of the Fund and the Participating Insurance Companies to prevent such trading, there is no guarantee that the Fund or the Participating Insurance Companies will be able to identify these investors or curtail their trading practices. Therefore, some Fund investors may be able to engage in frequent trading, and, if they do, the other Fund investors would bear any harm caused by that frequent trading. The Fund does not have any arrangements intended to permit trading in contravention of the policies described above.
For information about the trading limitations applicable to you, please see the prospectus for your contract or contact your insurance company.
Net Asset Value
Any purchase or sale of Portfolio shares is made at the net asset value, or NAV, of such shares. The price at which a purchase or redemption is made is based on the next calculation of the NAV after the order is received in good order. The NAV of each share class of each Portfolio is determined on each day the NYSE is open for trading as of the close of the exchange's regular trading session (which is generally 4:00 p.m. New York time). The NYSE is closed on most national holidays and Good Friday. The Fund does not price, and shareholders will not be able to purchase or redeem, the Fund's shares on days when the NYSE is closed but the primary markets for the Fund's foreign securities are open, even though the value of these securities may have changed. Conversely, the Fund will ordinarily price its shares, and shareholders may purchase and redeem shares, on days that the NYSE is open but foreign securities markets are closed.
The securities held by each of the Fund's portfolios are valued based upon market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Board. The Fund may use fair value pricing if it determines that a market quotation is not reliable based, among other things, on market conditions that occur after the quotation is derived or after the closing of the primary market on which the security is traded, but before the time that the NAV is determined. This use of fair value pricing commonly occurs with securities that are primarily traded outside of the US, because such securities present time-zone arbitrage opportunities when events or conditions affecting the prices of specific securities or the prices of securities traded in such markets generally occur after the close of the foreign markets but prior to the time that a Portfolio determines its NAV.
The Fund may also use fair value pricing with respect to US traded securities if, for example, trading in a particular security is halted and does not resume before a Portfolio calculates its NAV or the exchange on which a security is traded closes early. In addition, fair value pricing is used for securities where the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of PI (or Subadviser) does not represent fair value. Different valuation methods may result in differing values for the same security. The fair value of a portfolio security that a Portfolio uses to determine its NAV may differ from the security's published or quoted price. If a Portfolio needs to implement fair value pricing after the NAV publishing deadline but before shares of the Portfolio are processed, the NAV you receive or pay may differ from the published NAV price. For purposes of computing the Fund's NAV, we will value the Fund's futures contracts 15 minutes after the close of regular trading on the NYSE. Except when we fair value securities, we normally value each foreign security held by the Fund as of the close of the security's primary market.
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Fair value pricing procedures are designed to result in prices for a Portfolio's securities and its NAV that are reasonable in light of the circumstances which make or have made market quotations unavailable or unreliable, and to reduce arbitrage opportunities available to short-term traders. There is no assurance, however, that fair value pricing will more accurately reflect the market value of a security than the market price of such security on that day or that it will prevent dilution of a Portfolio's NAV by short-term traders.
The NAV for each of the Portfolios other than the Money Market Portfolio is determined by a simple calculation. It's the total value of a Portfolio (assets minus liabilities) divided by the total number of shares outstanding. The NAV for the Money Market Portfolio will ordinarily remain at $1 per share (The price of each share remains the same but you will have more shares when dividends are declared).
To determine a Portfolio's NAV, its holdings are valued as follows:
Equity Securities for which the primary market is on an exchange (whether domestic or foreign) shall be valued at the last sale price on such exchange or market on the day of valuation or, if there was no sale on such day, at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Securities included within the NASDAQ market shall be valued at the NASDAQ official closing price (NOCP) on the day of valuation, or if there was no NOCP issued, at the last sale price on such day. Securities included within the NASDAQ market for which there is no NOCP and no last sale price on the day of valuation shall be valued at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Equity securities that are not sold on an exchange or NASDAQ are generally valued by an independent pricing agent or principal market maker.
A Portfolio may own securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Portfolios do not price their shares. Therefore, the value of a Portfolio's assets may change on days when shareholders cannot purchase or redeem Portfolio shares.
Short-term debt securities with remaining maturities of 60 days or less are valued at cost with interest accrued or discount amortized to the date of maturity, unless such valuation, in the judgment of PI or a Subadviser, does not represent fair value.
Convertible debt securities that are traded in the over-the-counter market, including listed convertible debt securities for which the primary market is believed by PI or a Subadviser to be over-the-counter, are valued at the mean between the last bid and asked prices provided by a principal market maker (if available, otherwise a primary market dealer).
Other debt securities—those that are not valued on an amortized cost basis—are valued using an independent pricing service.
Options on stock and stock indexes that are traded on a national securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no such sale on such day, at the mean between the most recently quoted bid and asked prices on such exchange.
Futures contracts and options on futures contracts are valued at the last sale price at the close of the commodities exchange or board of trade on which they are traded. If there has been no sale that day, the securities will be valued at the mean between the most recently quoted bid and asked prices on that exchange or board of trade.
Forward currency exchange contracts are valued at the cost of covering or offsetting such contracts calculated on the day of valuation. Securities which are valued in accordance herewith in a currency other than US dollars shall be converted to US dollar equivalents at a rate obtained from a recognized bank, dealer or independent service on the day of valuation.
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Over-the-counter (OTC) options are valued at the mean between bid and asked prices provided by a dealer (which may be the counterparty). A subadviser will monitor the market prices of the securities underlying the OTC options with a view to determining the necessity of obtaining additional bid and ask quotations from other dealers to assess the validity of the prices received from the primary pricing dealer.
All short-term debt securities held by the Money Market Portfolio are valued at amortized cost. The amortized cost valuation method is widely used by mutual funds. It means that the security is valued initially at its purchase price and then decreases in value by equal amounts each day until the security matures. It almost always results in a value that is extremely close to the actual market value. The Board has established procedures to monitor whether any material deviation between valuation and market value occurs and if so, will promptly consider what action, if any, should be taken to prevent unfair results to Contract owners.
For each Portfolio other than the Money Market Portfolio, short-term debt securities, including bonds, notes, debentures and other debt securities, and money market instruments such as certificates of deposit, commercial paper, bankers' acceptances and obligations of domestic and foreign banks, with remaining maturities of more than 60 days, for which market quotations are readily available, are valued by an independent pricing agent or principal market maker (if available, otherwise a primary market dealer).
Valuation of Private Real Estate-Related Investments. Private real estate-related investments owned by the Global Real Estate Portfolio will be fair valued each day using a methodology set forth in Valuation Policies and Procedures adopted by the Board of the Fund that incorporate periodic independently appraised values of the properties and include an estimate each day of net operating income (which reflects operating income and operating losses) for each property. Estimates of net operating income are adjusted monthly on a going forward basis as actual net operating income is recognized monthly.
An appraisal is an estimate of market value and not a precise measure of realizable value. Generally, appraisals will consider the financial aspects of a property, market transactions and the relative yield for an asset measured against comparable real estate investments. On any day, PREI may recommend to the Board's Valuation Committee an adjustment to the value of a private real estate-related investment based on market events or issuer-specific events that have increased or decreased the realizable value of the security. For example, adjustments may be recommended by PREI for events indicating an impairment of a borrower's or lessee's ability to pay amounts due or events which affect property values of the surrounding area. Other major market events for which adjustments may be recommended by PREI include changes in interest rates, domestic or foreign government actions or pronouncements, suspended trading or closings of stock exchanges, natural disasters or terrorist attacks. There can be no assurance that the factors for which an adjustment may be recommended by PREI will immediately come to the attention of PREI.
Appraised values do not necessarily represent the price at which real estate would sell since market prices of real estate can only be determined by negotiation between a willing buyer and seller. The realizable market value of real estate depends to a great extent on economic and other conditions beyond the control of the Global Real Estate Portfolio.
Distributor & DISTRIBUTION ARRANGEMENTS
The Fund offers a single class of shares on behalf of each Portfolio. Prudential Annuities Distributors, Inc. (PAD) serves as the distributor for the shares of each Portfolio of the Fund. Each class of shares is offered and redeemed at its net asset value without any sales load. PAD is an affiliate of PI and ASTIS. PAD is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the Financial Industry Regulatory Authority (FINRA).
The Fund has adopted a Shareholder Services and Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (the 12b-1 Plan) for the shares of each Portfolio of the Fund, with the exception of AST Balanced Asset Allocation Portfolio, AST Capital Growth Asset Allocation Portfolio, AST Franklin Templeton Founding Funds Plus Portfolio, AST Preservation Asset Allocation Portfolio, and AST Quantitative Modeling Portfolio. In addition, no 12b-1 fee is charged
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for the assets of AST Academic Strategies Asset Allocation Portfolio that are invested in other portfolios of the Fund. Under the 12b-1Plan, the shares of each covered Portfolio are charged an annual fee to compensate PAD and its affiliates for providing various administrative and distribution services to each covered Portfolio. The maximum annual shareholder services and distribution (12b-1) fee for each covered Portfolio’s shares is 0.10% of the average daily net assets of each Portfolio. Because these fees are paid out of each covered Portfolio’s assets on an ongoing basis, over time, the fees will increase your cost of investing and may cost you more than other types of charges.
PAD has contractually agreed to reduce its 12b-1 fees for each of the AST Bond Portfolio 2015, AST Bond Portfolio 2016, AST Bond Portfolio 2017, AST Bond Portfolio 2018, AST Bond Portfolio 2019, AST Bond Portfolio 2020, AST Bond Portfolio 2021, AST Bond Portfolio 2022, AST Bond Portfolio 2023, AST Bond Portfolio 2024 and the AST Investment Grade Bond Portfolio (collectively, the Bond Portfolios), so that the effective distribution and service fee rate paid by each Bond Portfolio is reduced based on the average daily net assets of each Bond Portfolio. The contractual waiver does not include an expiration or termination date as it is contractually guaranteed by PAD on a permanent basis, and the Investment Managers and PAD cannot terminate or otherwise modify the waiver. The contractual waiver is calculated as follows for each Bond Portfolio:
Average Daily Net Assets of Portfolio	Distribution and Service Fee Rate Including Waiver
Up to and including $300 million	0.10% (no waiver)
Over $300 million up to and including $500 million	0.08%
Over $500 million up to and including $750 million	0.07%
Over $750 million	0.06%
PAD may receive payments from certain subadvisers of the Portfolios or their affiliates to help defray expenses for sales meetings or seminar sponsorships that may relate to the Contracts and/or the subadvisers’ respective Portfolios. These sales meetings or seminar sponsorships may provide the subadvisers with increased access to persons involved in the distribution of the Contracts. PAD also may receive marketing support from the subadvisers in connection with the distribution of the Contracts.
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OTHER INFORMATION
Federal Income Taxes
Each Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, each Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes. Distributions may be made to the various separate accounts of the Participating Insurance Companies in the form of additional shares (not in cash).
Owners of variable annuity contracts or variable life insurance policies should consult the prospectuses of their respective contracts or policies for information on the federal income tax consequences to such holders. In addition, variable contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Fund, including the application of state and local taxes.
Monitoring for Possible Conflicts
The Fund sells its shares to fund variable life insurance contracts and variable annuity contracts and is authorized to offer its shares to qualified retirement plans. Because of differences in tax treatment and other considerations, it is possible that the interest of variable life insurance contract owners, variable annuity contract owners and participants in qualified retirement plans could conflict. The Fund will monitor the situation and in the event that a material conflict did develop, the Fund would determine what action, if any, to take in response.
Disclosure of Portfolio Holdings
A description of the Fund's policies and procedures with respect to the disclosure of each Portfolio's portfolio securities is included in the SAI and on the Fund's website at www.prudential.com/variableinsuranceportfolios.
Payments to Affiliates
PI and ASTIS and their affiliates, including a subadviser or PAD, may compensate affiliates of PI and ASTIS, including the insurance companies issuing variable annuity or variable life contracts by providing reimbursement, defraying the costs of, or paying directly for, among other things, marketing and/or administrative services and/or other services they provide in connection with the variable annuity and/or variable life contracts which offer the Portfolios as investment options. These services may include, but are not limited to: sponsoring or co-sponsoring various promotional, educational or marketing meetings and seminars attended by distributors, wholesalers, and/or broker dealer firms' registered representatives, and creating marketing material discussing the contracts, available options, and the Portfolios.
The amounts paid depend on the nature of the meetings, the number of meetings attended by PI or ASTIS, the subadviser, or PAD, the number of participants and attendees at the meetings, the costs expected to be incurred, and the level of PI's, ASTIS’, subadviser's or PAD’s participation. These payments or reimbursements may not be offered by all advisers, subadvisers, or PAD and the amounts of such payments may vary between and among each adviser, subadviser and PAD depending on their respective participation.
With respect to variable annuity contracts, the amounts paid under these arrangements to Prudential-affiliated insurers are set forth in the prospectuses for the variable annuity contracts which offer the Portfolios as investment options.
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FINANCIAL HIGHLIGHTS
Introduction
The financial highlights which follow will help you evaluate the financial performance of each Portfolio available under your Contract. The total return in each chart represents the rate that a shareholder earned on an investment in that share class of the Portfolio, assuming reinvestment of all dividends and other distributions. The charts do not reflect any charges under any variable contract. Because Contract charges are not included, the actual return that you will receive will be lower than the total return in each chart.
The financial highlights for the periods in the five years ended December 31 were part of the financial statements audited by KPMG LLP, the Fund's independent registered public accounting firm, whose reports on these financial statements were unqualified.
AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
	Year Ended December 31,
	2012(c)	2011	2010(c)	2009(c)	2008(c)
Per Share Operating Performance:
Net Asset Value, beginning of year	$10.27	$10.61	$9.57	7.89	12.18
Income (Loss) From Investment Operations:
Net investment income	0.10	0.11	0.08	0.12	0.19
Net realized and unrealized gain (loss) on investments	1.18	(0.39)	1.05	1.77	(3.92)
Total from investment operations	1.28	(0.28)	1.13	1.89	(3.73)
Less Distributions:	(0.12)	(0.06)	(0.09)	(0.21)	(0.56)
Net Asset Value, end of year	$11.43	$10.27	$10.61	$9.57	$7.89
Total Return(a)	12.57%	(2.66)%	11.96%	24.36%	(31.89)%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$7,588.6	$5,973.4	$6,689.5	$4,712.0	$2,623.3
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.91%(d)	0.77%(d)	0.70%(d)	0.75%(d)	0.38%(d)
Expenses Before Waivers and/or Expense Reimbursement	0.92%(d)	0.85%(d)	0.82%(d)	0.82%(d)	0.40%(d)
Net investment income	0.87%	1.03%	0.76%	1.44%	1.85%
Portfolio turnover rate	102%	106%	75%	78%	158%
(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b) Does not include expenses of the underlying portfolios in which the Portfolio invests.
(c) Calculated based on average shares outstanding during the year.
(d) Includes dividend expense and broker fees and expenses on short sales of 0.14%, 0.06%, 0.04%, 0.02% and 0.01% for the years ended December 31, 2012, 2011, 2010, 2009 and 2008, respectively.
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AST BALANCED ASSET ALLOCATION PORTFOLIO
	Year Ended December 31,
	2012	2011	2010(c)	2009(c)	2008(c)
Per Share Operating Performance:
Net Asset Value, beginning of year	$10.91	$11.11	$9.98	$8.23	$12.06
Income (Loss) From Investment Operations:
Net investment income	0.11	0.12	0.08	0.17	0.21
Net realized and unrealized gain (loss) on investments	1.21	(0.25)	1.14	1.73	(3.56)
Total from investment operations	1.32	(0.13)	1.22	1.90	(3.35)
Less Distributions:	(0.50)	(0.07)	(0.09)	(0.15)	(0.48)
Net Asset Value, end of year	$11.73	$10.91	$11.11	$9.98	$8.23
Total Return(a)	12.48%	(1.22)%	12.31%	23.30%	(28.76)%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$8,712.2	$6,447.4	$6,887.8	$4,612.5	$1,344.7
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.15%	0.16%	0.16%	0.17%	0.17%
Expenses Before Waivers and/or Expense Reimbursement	0.16%	0.16%	0.16%	0.17%	0.17%
Net investment income	1.06%	1.06%	0.80%	1.91%	1.98%
Portfolio turnover rate	38%	71%	34%	34%	90%
(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b) Does not include expenses of the underlying portfolios in which the Portfolio invests.
(c) Calculated based on average shares outstanding during the year.
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AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
	Year Ended December 31,
	2012	2011	2010	2009	2008
Per Share Operating Performance:
Net Asset Value, beginning of year	$10.14	$10.44	$9.32	$7.59	$12.44
Income (Loss) From Investment Operations:
Net investment income	0.09	0.10	0.05	0.09	0.19
Net realized and unrealized gain (loss) on investments	1.29	(0.35)	1.18	1.81	(4.32)
Total from investment operations	1.38	(0.25)	1.23	1.90	(4.13)
Less Distributions:	(0.10)	(0.05)	(0.11)	(0.17)	(0.72)
Net Asset Value, end of year	$11.42	$10.14	$10.44	9.32	7.59
Total Return(a)	13.73%	(2.43)%	13.37%	25.33%	(34.94)%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$8,807.9	$6,556.1	$8,024.8	$5,833.3	$3,045.4
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.15%	0.16%	0.16%	0.17%	0.16%
Expenses Before Waivers and/or Expense Reimbursement	0.16%	0.16%	0.16%	0.17%	0.16%
Net investment income	0.86%	0.85%	0.60%	1.72%	1.51%
Portfolio turnover rate	51%	69%	47%	31%	74%
(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b) Does not include expenses of the underlying portfolios in which the Portfolio invests.
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AST PRESERVATION ASSET ALLOCATION PORTFOLIO
	Year Ended December 31,
	2012(c)	2011(c)	2010(c)	2009(c)	2008(c)
Per Share Operating Performance:
Net Asset Value, beginning of year	$11.76	$11.75	$10.78	$9.10	$11.78
Income (Loss) From Investment Operations:
Net investment income	0.17	0.16	0.13	0.27	0.24
Net realized and unrealized gain (loss) on investments	1.00	(0.04)	1.00	1.54	(2.47)
Total from investment operations	1.17	0.12	1.13	1.81	(2.23)
Less Distributions:	(0.88)	(0.11)	(0.16)	(0.13)	(0.45)
Net Asset Value, end of year	$12.05	$11.76	$11.75	$10.78	$9.10
Total Return(a)	10.38%	0.99%	10.57%	20.04%	(19.55)%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$7,677.2	$5,854.6	$5,299.9	$3,666.5	$1,340.8
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.15%	0.16%	0.17%	0.17%	0.17%
Expenses Before Waivers and/or Expense Reimbursement	0.16%	0.16%	0.17%	0.17%	0.17%
Net investment income	1.40%	1.34%	1.13%	2.71%	2.29%
Portfolio turnover rate	26%	58%	24%	21%	58%
(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b) Does not include expenses of the underlying portfolios in which the Portfolio invests.
(c) Calculated based on average shares outstanding during the year.
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GLOSSARY: PORTFOLIO INDEXES
Standard & Poor's 500 Index. The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 stocks of large US public companies. It gives a broad look at how stock prices in the United States have performed. These returns do not include the effect of any sales charges or operating expenses of a mutual fund or taxes and would be lower if they included these effects. Source: Standard & Poor's Corporation.
AST Academic Strategies Asset Allocation Portfolio Primary Blended Index. The Primary Blended Index consists of the Russell 3000 Index (20%), MSCI EAFE Index (20%), Barclays Aggregate Bond Index (25%), Dow Jones Wilshire REIT Index (10%), Dow Jones UBS Commodity Total Return Index (10%), and Merrill Lynch 90-Day US Treasury Bill Index (15%). These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.
AST Academic Strategies Asset Allocation Portfolio Secondary Blended Index. The Secondary Blended Index consists of the Standard & Poor's 500 Index (60%), and Barclays Aggregate Bond Index (40%). These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.
AST Balanced Asset Allocation Portfolio Blended Index. The Blended Index consists of the Russell 3000 Index (48%), Barclays US Aggregate Bond Index (40%) and MSCI EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Index (GD) (12%). The GD (gross dividends) version does not reflect the impact of withholding taxes on reinvested dividends. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.
AST Capital Growth Asset Allocation Portfolio Blended Index. The Blended Index consists of the Russell 3000 Index (60%), the MSCI EAFE Index (GD) (15%) and the Barclays Aggregate Bond Index (25%). The GD (gross dividends) version of the MSCI EAFE Index does not reflect the impact of withholding taxes on reinvested dividends. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.
AST Preservation Asset Allocation Portfolio Blended Index. The Blended Index consists of Russell 3000 Index (28%), MSCI EAFE Index (GD) (7%), and Barclays Aggregate Bond Index (65%). The GD (gross dividends) version of the MSCI EAFE Index does not reflect the impact of withholding taxes on reinvested dividends. These returns would have been lower if they included the effect of these expenses.
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INVESTOR INFORMATION SERVICES:
Shareholder inquiries should be made by calling (800) 778-2255 or by writing to Advanced Series Trust at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102. Additional information about the Portfolios is included in the Statement of Additional Information (SAI), which is incorporated by reference into this Prospectus. Additional information about the Portfolios' investments is available in the Fund's annual and semi-annual reports to shareholders. In the annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected each Portfolio's performance during its last fiscal year. The SAI and additional copies of annual and semi-annual reports are available without charge by calling the above number. The SAI and the annual and semi-annual reports are also available without charge on the Fund's website at www.prudential.com/variableinsuranceportfolios.
Delivery of Prospectus and Other Documents to Households. To lower costs and eliminate duplicate documents sent to your address, the Fund, in accordance with applicable laws and regulations, may begin mailing only one copy of the Fund's prospectus, prospectus supplements, annual and semi-annual reports, proxy statements and information statements, or any other required documents to your address even if more than one shareholder lives there. If you have previously consented to have any of these documents delivered to multiple investors at a shared address, as required by law, and you wish to revoke this consent or would otherwise prefer to continue to receive your own copy, you should call the number above, or write to the Fund at the above address. The Fund will begin sending individual copies to you within thirty days of revocation.
The information in the Fund's filings with the Securities and Exchange Commission (including the SAI) is available from the Commission. Copies of this information may be obtained, upon payment of duplicating fees, by electronic request to publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, DC 20549-0102. The information can also be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-551-8090. Finally, information about the Fund is available on the EDGAR database on the Commission's internet site at www.sec.gov.
Investment Company File Act No. 811-05186

Advanced Series Trust
PROSPECTUS • April 29, 2013
The Trust is an investment vehicle for life insurance companies (“Participating Insurance Companies”) writing variable annuity contracts and variable life insurance policies. Shares of the Trust may also be sold directly to certain tax-deferred retirement plans. Each variable annuity contract and variable life insurance policy involves fees and expenses not described in this Prospectus. Please read the Prospectus for the variable annuity contract or variable life insurance policy for information regarding the contract or policy, including its fees and expenses. The Portfolios offered in this Prospectus are set forth below.
These securities have not been approved or disapproved by the Securities and Exchange Commission (the Commission or the SEC) nor has the Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.
Prudential, the Prudential logo, and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.
AST Balanced Asset Allocation Portfolio
AST BlackRock Global Strategies Portfolio
AST Large-Cap Value Portfolio
AST PIMCO Total Return Bond Portfolio
AST Preservation Asset Allocation Portfolio
AST Small-Cap Growth Portfolio
AST T. Rowe Price Large-Cap Growth Portfolio
AST Wellington Management Hedged
Equity Portfolio

1	SUMMARY: AST BALANCED ASSET ALLOCATION PORTFOLIO
6	SUMMARY: AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO
10	SUMMARY: AST LARGE-CAP VALUE PORTFOLIO
13	SUMMARY: AST PIMCO TOTAL RETURN BOND PORTFOLIO
17	SUMMARY: AST PRESERVATION ASSET ALLOCATION PORTFOLIO
22	SUMMARY: AST SMALL-CAP GROWTH PORTFOLIO
25	SUMMARY: AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
28	SUMMARY: AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO
32	ABOUT THE FUND
33	MORE DETAILED INFORMATION ON HOW THE PORTFOLIOS INVEST
52	PRINCIPAL RISKS
61	HOW THE FUND IS MANAGED
69	HOW TO BUY AND SELL SHARES OF THE PORTFOLIOS
75	OTHER INFORMATION
76	FINANCIAL HIGHLIGHTS
85	GLOSSARY: PORTFOLIO INDEXES

SUMMARY: AST BALANCED ASSET ALLOCATION PORTFOLIO
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to obtain the highest potential total return consistent with its specified level of risk tolerance.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.15%
Distribution and/or Service Fees (12b-1 Fees)	None
Other Expenses	0.01%
Acquired Fund Fees & Expenses	0.83%
Total Annual Portfolio Operating Expenses	0.99%
Example. The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.
The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
AST Balanced Asset Allocation	$101	$315	$547	$1,213
Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the most recent fiscal year ended December 31, the Portfolio's turnover rate was 38% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies. The Portfolio is a “fund of funds.” That means that the Portfolio invests primarily in one or more mutual funds in accordance with its own asset allocation strategy. Other mutual funds in which the Portfolio may invest are collectively referred to as the “Underlying Portfolios.” Consistent with the investment objectives and policies of the Portfolio, other mutual funds may from time to time be added to, or removed from, the list of Underlying Portfolios that may be used in connection with the Portfolio. Currently, the only Underlying Portfolios in which the Portfolio invests are other portfolios of the Fund and certain money market funds advised by Prudential Investments, LLC, AST Investment Services, Inc. (the Investment Managers) or one of their affiliates.
The asset allocation strategy is determined by the Investment Managers and Quantitative Management Associates LLC (QMA). As a general matter, QMA begins by constructing a neutral allocation for the Portfolio. Each neutral allocation initially divides the assets for the Portfolio across three broad-based securities benchmark indexes. These three benchmark indexes are the Russell 3000 Index, the MSCI EAFE Index, and the Barclays US Aggregate Bond Index. The neutral allocation will emphasize investments in the equity asset class. The selection of specific combinations of Underlying Portfolios for the Portfolio generally will be determined by the Investment Managers. The Investment Managers will employ various quantitative and qualitative research methods to establish weighted
1

combinations of Underlying Portfolios that are consistent with the neutral allocation for the Portfolio. QMA will then perform its own forward-looking assessment of macroeconomic, market, financial, security valuation, and other factors. As a result of this assessment, QMA will further adjust the neutral allocation and the preliminary Underlying Portfolio weights for the Portfolio based upon its views on certain factors.
Principal Risks of Investing in the Portfolio. The risks identified below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objectives, the Portfolio cannot guarantee success.
Fund of Funds Risk. In addition to the risks associated with the investment in the Underlying Portfolios, the Portfolio is exposed to the investment objectives, investment risks, and investment performance of the Underlying Portfolios. The Portfolio is also subject to a potential conflict of interest between the Portfolio and its adviser and subadviser(s), which could impact the Portfolio.
Asset Transfer Program Risk. Pre-determined, non-discretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which, in certain instances, could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities that it otherwise would hold. The asset flows may also result in relatively low asset levels and relatively high operating expense ratios for the Portfolio. The efficient operation of the asset flows depends on active and liquid markets, and if market liquidity is strained the assets flows may not operate as intended which in turn could adversely affect performance.
Equity Securities Risk. The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’ s financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio.
Fixed income Securities Risk. Investment in fixed income securities involves a variety of risks, including that: an issuer or guarantor of a security will be unable to pay obligations when due; the Portfolio may be unable to sell its securities holdings at the price it values the security or at any price; the income generated by and the market price of a fixed income security may decline due to a decrease in interest rates; and the price of a fixed income security may decline due to an increase in interest rates.
High-Yield Risk. Investments in fixed income securities rated below investment grade and unrated securities of similar credit quality (i.e., high yield securities or junk bonds) may be more sensitive to interest rate, credit and liquidity risks than investments in investment grade securities, and have predominantly speculative characteristics.
Asset-Backed and/or Mortgage-Backed Securities Risk. Asset-backed and mortgage-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables or, in the case of mortgage-backed securities, mortgage loans. Like fixed income securities, asset-backed and mortgage-backed securities are subject to interest rate risk, liquidity risk, and credit risk, which may be heightened in connection with investments in loans to “subprime” borrowers. Certain asset-backed and mortgage-backed securities are subject to the risk that those obligations will be repaid sooner than expected or later than expected, either of which may result in lower than expected returns. Mortgage-backed securities, because they are backed by mortgage loans, are also subject to risks related to real estate, and securities backed by private-issued mortgages may experience higher rates of default on the underlying mortgages than securities backed by government-issued mortgages.
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Mortgage-backed securities risk. Mortgage-backed securities are a specific type of asset-backed security—one backed by mortgage loans on residential and/or commercial real estate. Therefore, they have many of the risk characteristics of asset-backed securities, including prepayment and extension risks, as well as interest rate, credit and liquidity risk. Because they are backed by mortgage loans, mortgage-backed securities also have risks related to real estate, including significant sensitivity to changes in real estate prices and interest rates and, in the case of commercial mortgages, office and factory occupancy rates. The risks associated with investments in mortgage-backed securities, particularly credit risk, are heightened in connection with investments in sub-prime mortgage-backed securities. Some mortgage-related securities receive government or private support, but there is no assurance that such support will remain in place. Moreover, mortgage-related securities issued by private, non-governmental issuers may experience higher rates of default on the underlying mortgages since these mortgage loans often do not meet the underwriting standards of government-issued mortgages.
The Portfolio invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as the Government National Mortgage Association, the Federal National Mortgage Association, or the Federal Home Loan Mortgage Corporation. Unlike Government National Mortgage Association securities, securities issued or guaranteed by U.S. government-related organizations such as the Federal National Mortgage Association, or the Federal Home Loan Mortgage Corporation are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government would provide financial support.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. The investment techniques, risk analysis and investment strategies used by a subadviser in making investment decisions for the Portfolio may not produce the intended or desired results.
Foreign Investment Risk. Investments in foreign securities generally involve more risk than investing in securities of US issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political developments may adversely affect the value of foreign securities; and foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Past Performance. The bar chart and table provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1 year, 5 years and since inception of the Portfolio compare with those of a broad measure of market performance. Past performance does not mean that the Portfolio will achieve similar results in the future.
The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.
The table also demonstrates how the Portfolio's average annual returns compare to the returns of a custom blended stock index which includes the stocks of companies with similar investment objectives. The Portfolio's custom blended stock index consists of the Russell 3000 Index (48%), Barclays US Aggregate Bond Index (40%) and MSCI EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Index (GD) (12%). Prudential Investments LLC and AST Investment Services, Inc. determined the weight of each index comprising the blended index.
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Note: Prior to July 21, 2008 the Portfolio was known as the AST Conservative Asset Allocation Portfolio. Effective July 21, 2008, the Portfolio added new subadvisers and changed its investment objective, policies, strategy, and expense structure. The performance history furnished below prior to July 21, 2008 reflects the investment performance, investment operations, investment policies and investment strategies of the former AST Conservative Asset Allocation Portfolio and does not represent the actual or predicted performance of the current Portfolio.
Annual Total Returns

Best Quarter:		Worst Quarter:
13.21%	2nd Quarter of 2009	-14.63%	4th Quarter of 2008

Average Annual Total Returns (For the periods ended December 31, 2012)
	1 year	5 Years	Since Inception (12/5/05)
Portfolio	12.48%	1.87%	4.10%
Index
Standard & Poor's 500 Index (reflects no deduction for fees, expenses or taxes)	15.99%	1.66%	4.07%
Blended Index (reflects no deduction for fees, expenses or taxes)	11.79%	3.49%	5.26%
MANAGEMENT OF THE PORTFOLIO
Investment Managers	Subadviser	Portfolio Managers	Title	Service Date
Prudential Investments LLC		Brian Ahrens, CFA	Senior VP, Strategic Investment Research Group	April 2005
		Andrei O. Marinich, CFA	VP, Strategic Investment Research Group	April 2012
AST Investment Services, Inc.	Quantitative Management Associates LLC (QMA)	Marcus Perl	Portfolio Manager, VP	July 2006
		Edward L. Campbell, CFA	Portfolio Manager, Principal	July 2006
		Joel L. Kallman, CFA	Portfolio Manager, Senior Associate	March 2011
TAX INFORMATION
Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by
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influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.
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SUMMARY: AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to seek a high total return consistent with a moderate level of risk.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.97%*
Distribution and/or Service Fees (12b-1 Fees)	0.10%
Other Expenses	0.03%
Acquired Fund Fees & Expenses	0.02%
Total Annual Portfolio Operating Expenses	1.12%
Example. The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.
The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
AST BlackRock Global Strategies	$114	$356	$617	$1,363
Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the most recent fiscal year ended December 31, the Portfolio's turnover rate was 550% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies. The Portfolio is a global, multi asset-class fund that invests directly in, among other things, equity and equity-related securities, investment grade debt securities (including, without limitation, US Treasuries and US government securities), junk bonds, real estate investment trusts (REITs), exchange traded funds (ETFs), and derivative instruments, including commodity-linked derivative instruments.  In seeking to achieve the Portfolio’s investment objective, the Portfolio’s subadviser may cause the Portfolio’s assets to be allocated across 14 separate investment strategies. The Portfolio has several strategies that invest primarily in equity securities, several strategies that invest primarily in fixed income securities, and a global tactical asset allocation strategy (the GTAA strategy) that, under normal circumstances, provides exposure to the equity and fixed income asset classes along with real estate-related and commodity-related investments.  The GTAA strategy is used: (i) as a completion strategy to access and adjust exposures to various asset classes and underlying strategy allocations and (ii) an overlay strategy to enhance the total return and manage portfolio risk at the aggregate level. Derivatives, ETFs, and cash securities may be used within the GTAA strategy.  The Portfolio allocates its assets among various regions and countries, including the US (but in no less than three countries). The Portfolio’s expected minimum, neutral, and maximum exposures to the relevant asset classes are set forth below.
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Asset Class	Minimum Exposure	Neutral Exposure	Maximum Exposure
Equities
US Mid-Cap & Large-Cap Equity	5%	20%	35%
Non-US Equity	5%	20%	30%
US Small-Cap Equity	0%	0%	10%
Total Equities	30%*	40%	50%**

Fixed income
Investment Grade Bonds	20%	30%	40%
“Junk” Bonds+	5%	15%	25%
Total Fixed income	25%	45%	55%***

REITs	0%	10%	20%
Commodities	0%	5%	15%
Total REITs + Commodities	0%	15%	30%****
+ Fixed income securities rated below investment grade and unrated securities of similar credit quality are commonly referred to as “junk” bonds. Junk bonds are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments.
* Notwithstanding the individual minimum exposures for the US Mid-Cap & Large-Cap Equity (i.e., 5%), Non-US Equity (i.e., 5%), and US Small-Cap Equity (i.e., 0%) asset classes, the minimum combined exposure to equity investments is 30% of the Portfolio’s net assets.
** Notwithstanding the individual maximum exposures for the US Mid-Cap & Large-Cap Equity (i.e., 35%), Non-US Equity (i.e., 30%), and US Small-Cap Equity (i.e., 10%) asset classes, the maximum combined exposure to equity investments is 50% of the Portfolio’s net assets.
*** Notwithstanding the individual maximum exposures for the Investment Grade Bond (i.e., 40%) and Junk Bond (i.e., 25%) asset classes, the maximum combined exposure to fixed income investments is 55% of the Portfolio’s net assets.
**** Notwithstanding the individual maximum exposures for the REIT (i.e., 20%) and Commodities (i.e., 15%) asset classes, the maximum combined exposure to the alternative investments is 30% of the Portfolio’s net assets
The Portfolio’s expected minimum, neutral, and maximum exposures to the GTAA strategy is also set forth below.
Investment Strategy	Minimum Exposure	Neutral Exposure	Maximum Exposure
GTAA*	15%	30%	40%
*As set forth above, the GTAA investment strategy is used to provide exposure to the equity and fixed income asset classes as well as providing exposure to REITs and Commodities.
Principal Risks of Investing in the Portfolio. The risks identified below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objectives, the Portfolio cannot guarantee success.
Asset-Backed and/or Mortgage-Backed Securities Risk. Asset-backed and mortgage-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables or, in the case of mortgage-backed securities, mortgage loans. Like fixed income securities, asset-backed and mortgage-backed securities are subject to interest rate risk, liquidity risk, and credit risk, which may be heightened in connection with investments in loans to “subprime” borrowers. Certain asset-backed and mortgage-backed securities are subject to the risk that those obligations will be repaid sooner than expected or later than expected, either of which may result in lower than expected returns. Mortgage-backed securities, because they are backed by mortgage loans, are also subject to risks related to real estate, and securities backed by private-issued mortgages may experience higher rates of default on the underlying mortgages than securities backed by government-issued mortgages.
Asset Transfer Program Risk. Pre-determined, non-discretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which, in certain instances, could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the
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asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities that it otherwise would hold. The asset flows may also result in relatively low asset levels and relatively high operating expense ratios for the Portfolio. The efficient operation of the asset flows depends on active and liquid markets, and if market liquidity is strained the assets flows may not operate as intended which in turn could adversely affect performance.
Commodity Risk. The value of a commodity-linked investment is affected by, among other things, overall market movements and changes in interest and exchange rates and may be more volatile than traditional equity and debt securities.
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of an underlying asset, reference rate, or index. The use of derivatives involves a variety of risks, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; the derivative used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities.
Equity Securities Risk. The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’ s financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Fixed income Securities Risk. Investment in fixed income securities involves a variety of risks, including that: an issuer or guarantor of a security will be unable to pay obligations when due; the Portfolio may be unable to sell its securities holdings at the price it values the security or at any price; the income generated by and the market price of a fixed income security may decline due to a decrease in interest rates; and the price of a fixed income security may decline due to an increase in interest rates.
Foreign Investment Risk. Investments in foreign securities generally involve more risk than investing in securities of US issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political developments may adversely affect the value of foreign securities; and foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds.
High-Yield Risk. Investments in fixed income securities rated below investment grade and unrated securities of similar credit quality (i.e., high yield securities or junk bonds) may be more sensitive to interest rate, credit and liquidity risks than investments in investment grade securities, and have predominantly speculative characteristics.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. The investment techniques, risk analysis and investment strategies used by a subadviser in making investment decisions for the Portfolio may not produce the intended or desired results.
Mortgage-backed securities risk. Mortgage-backed securities are a specific type of asset-backed security—one backed by mortgage loans on residential and/or commercial real estate. Therefore, they have many of the risk characteristics of asset-backed securities, including prepayment and extension risks, as well as interest rate, credit
8

and liquidity risk. Because they are backed by mortgage loans, mortgage-backed securities also have risks related to real estate, including significant sensitivity to changes in real estate prices and interest rates and, in the case of commercial mortgages, office and factory occupancy rates. The risks associated with investments in mortgage-backed securities, particularly credit risk, are heightened in connection with investments in sub-prime mortgage-backed securities. Some mortgage-related securities receive government or private support, but there is no assurance that such support will remain in place. Moreover, mortgage-related securities issued by private, non-governmental issuers may experience higher rates of default on the underlying mortgages since these mortgage loans often do not meet the underwriting standards of government-issued mortgages.
The Portfolio invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as the Government National Mortgage Association, the Federal National Mortgage Association, or the Federal Home Loan Mortgage Corporation. Unlike Government National Mortgage Association securities, securities issued or guaranteed by U.S. government-related organizations such as the Federal National Mortgage Association, or the Federal Home Loan Mortgage Corporation are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government would provide financial support.
Recent Events Risk. Events in the financial markets have caused, and may continue to cause, increased volatility and a significant decline in the value and liquidity of many securities. As a result, identifying investment risks and opportunities may be especially difficult. There is no assurance that steps taken by governments, and their agencies and instrumentalities, to support financial markets will continue, and the impact of regulatory changes on the markets may not be known for some time.
Real Estate Risk. Investments in real estate investment trusts (REITs) and real estate-linked derivative instruments are subject to risks similar to those associated with direct ownership of real estate. Poor performance by the manager of the REIT and adverse changes to or inability to qualify with favorable tax laws will adversely affect the Portfolio. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property.
Past Performance. No performance history is presented for this Portfolio, because it does not yet have a full calendar year of performance.
MANAGEMENT OF THE PORTFOLIO
Investment Managers	Subadviser	Portfolio Manager	Title	Service Date
Prudential Investments LLC	BlackRock Financial Management, Inc.	Philip Green	Managing Director	May 2011
AST Investment Services, Inc.
TAX INFORMATION
Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.
9

SUMMARY: AST LARGE-CAP VALUE PORTFOLIO
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to seek current income and long-term growth of income, as well as capital appreciation.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.72%*
Distribution and/or Service Fees (12b-1 Fees)	0.10%
Other Expenses	0.02%
Total Annual Portfolio Operating Expenses	0.84%
Example. The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.
The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
AST Large-Cap Value	$86	$268	$466	$1,037
Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the most recent fiscal year ended December 31, the Portfolio's turnover rate was 113% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies. The Portfolio invests, under normal circumstances, at least 80% of the value of its net assets in securities of large capitalization companies. Large capitalization companies are generally those that have market capitalizations, at the time of purchase, within the market capitalization range of the Russell 1000® Value Index. The subadvisers invest primarily in stock and other equity securities.
Principal Risks of Investing in the Portfolio. The risks identified below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objectives, the Portfolio cannot guarantee success.
Equity Securities Risk. The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’ s financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio.
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Value style risk. There is a risk that the value investment style may be out of favor for a period of time, that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. The investment techniques, risk analysis and investment strategies used by a subadviser in making investment decisions for the Portfolio may not produce the intended or desired results.
Foreign Investment Risk. Investments in foreign securities generally involve more risk than investing in securities of US issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political developments may adversely affect the value of foreign securities; and foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds.
Asset Transfer Program Risk. Pre-determined, non-discretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which, in certain instances, could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities that it otherwise would hold. The asset flows may also result in relatively low asset levels and relatively high operating expense ratios for the Portfolio. The efficient operation of the asset flows depends on active and liquid markets, and if market liquidity is strained the assets flows may not operate as intended which in turn could adversely affect performance.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Past Performance. The bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance. Past performance does not mean that the Portfolio will achieve similar results in the future.
The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.
The table also demonstrates how the Portfolio's average annual returns compare to the returns of one or more secondary indexes which include the stocks of companies with similar investment objectives.
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Annual Total Returns

Best Quarter:		Worst Quarter:
16.24%	3rd Quarter of 2009	-22.39%	4th Quarter of 2008

Average Annual Total Returns (For the periods ended December 31, 2012)
	1 year	5 years	10 years
Portfolio	16.89%	-2.40%	4.14%
Index
Standard & Poor's 500 Index (reflects no deduction for fees, expenses or taxes)	15.99%	1.66%	7.10%
Russell 1000 Value Index (reflects no deduction for fees, expenses or taxes)	17.51%	0.59%	7.38%
MANAGEMENT OF THE PORTFOLIO
Investment Managers	Subadviser	Portfolio Managers	Title	Service Date
Prudential Investments LLC	Hotchkis and Wiley Capital Management, LLC	George Davis	Principal, Portfolio Manager and Chief Executive Officer	April 2004
AST Investment Services, Inc.		Judd Peters	Portfolio Manager	April 2004
		Scott McBride	Portfolio Manager	April 2004
		Patricia McKenna	Principal and Portfolio Manager	April 2004
		Sheldon Lieberman	Principal and Portfolio Manager	April 2004
TAX INFORMATION
Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.
12

SUMMARY: AST PIMCO TOTAL RETURN BOND PORTFOLIO
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to seek to maximize total return, consistent with preservation of capital and prudent investment management.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.60%*
Distribution and/or Service Fees (12b-1 Fees)	0.10%
Other Expenses	0.02%
Total Annual Portfolio Operating Expenses	0.72%
Example. The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.
The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
AST PIMCO Total Return Bond	$74	$230	$401	$894
Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the most recent fiscal year ended December 31, the Portfolio's turnover rate was 482% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies. The Portfolio invests, under normal circumstances, at least 80% of the value of its net assets in fixed income investments which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. Portfolio holdings will be concentrated in areas of the bond market (based on quality, sector, interest rate or maturity) that the subadviser believes to be relatively undervalued. In selecting fixed income securities, the subadviser uses economic forecasting, interest rate anticipation, credit and call risk analysis, foreign currency exchange rate forecasting, and other securities selection techniques. The proportion of the Portfolio's assets committed to investment in securities with particular characteristics (such as maturity, type and coupon rate) will vary based on the subadviser's outlook for the US and foreign economies, the financial markets, and other factors. The management of duration (a measure of a fixed income security's expected life that incorporates its yield, coupon interest payments, final maturity and call features into one measure) is one of the fundamental tools used by the subadviser.
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Principal Risks of Investing in the Portfolio. The risks identified below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objectives, the Portfolio cannot guarantee success.
Fixed income Securities Risk. Investment in fixed income securities involves a variety of risks, including that: an issuer or guarantor of a security will be unable to pay obligations when due; the Portfolio may be unable to sell its securities holdings at the price it values the security or at any price; the income generated by and the market price of a fixed income security may decline due to a decrease in interest rates; and the price of a fixed income security may decline due to an increase in interest rates.
Asset-Backed and/or Mortgage-Backed Securities Risk. Asset-backed and mortgage-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables or, in the case of mortgage-backed securities, mortgage loans. Like fixed income securities, asset-backed and mortgage-backed securities are subject to interest rate risk, liquidity risk, and credit risk, which may be heightened in connection with investments in loans to “subprime” borrowers. Certain asset-backed and mortgage-backed securities are subject to the risk that those obligations will be repaid sooner than expected or later than expected, either of which may result in lower than expected returns. Mortgage-backed securities, because they are backed by mortgage loans, are also subject to risks related to real estate, and securities backed by private-issued mortgages may experience higher rates of default on the underlying mortgages than securities backed by government-issued mortgages.
Mortgage-backed securities risk. Mortgage-backed securities are a specific type of asset-backed security—one backed by mortgage loans on residential and/or commercial real estate. Therefore, they have many of the risk characteristics of asset-backed securities, including prepayment and extension risks, as well as interest rate, credit and liquidity risk. Because they are backed by mortgage loans, mortgage-backed securities also have risks related to real estate, including significant sensitivity to changes in real estate prices and interest rates and, in the case of commercial mortgages, office and factory occupancy rates. The risks associated with investments in mortgage-backed securities, particularly credit risk, are heightened in connection with investments in sub-prime mortgage-backed securities. Some mortgage-related securities receive government or private support, but there is no assurance that such support will remain in place. Moreover, mortgage-related securities issued by private, non-governmental issuers may experience higher rates of default on the underlying mortgages since these mortgage loans often do not meet the underwriting standards of government-issued mortgages.
The Portfolio invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as the Government National Mortgage Association, the Federal National Mortgage Association, or the Federal Home Loan Mortgage Corporation. Unlike Government National Mortgage Association securities, securities issued or guaranteed by U.S. government-related organizations such as the Federal National Mortgage Association, or the Federal Home Loan Mortgage Corporation are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government would provide financial support.
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of an underlying asset, reference rate, or index. The use of derivatives involves a variety of risks, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; the derivative used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. The investment techniques, risk analysis and investment strategies used by a subadviser in making investment decisions for the Portfolio may not produce the intended or desired results.
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Foreign Investment Risk. Investments in foreign securities generally involve more risk than investing in securities of US issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political developments may adversely affect the value of foreign securities; and foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds.
Asset Transfer Program Risk. Pre-determined, non-discretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which, in certain instances, could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities that it otherwise would hold. The asset flows may also result in relatively low asset levels and relatively high operating expense ratios for the Portfolio. The efficient operation of the asset flows depends on active and liquid markets, and if market liquidity is strained the assets flows may not operate as intended which in turn could adversely affect performance.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Past Performance. The bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance. Past performance does not mean that the Portfolio will achieve similar results in the future.
The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.
Annual Total Returns

Best Quarter:		Worst Quarter:
8.30%	2nd Quarter of 2009	-3.58%	3rd Quarter of 2008

Average Annual Total Returns (For the periods ended December 31, 2012)
	1 year	5 years	10 years
Portfolio	9.32%	6.71%	5.83%
Index
Barclays US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	4.22%	5.95%	5.18%
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MANAGEMENT OF THE PORTFOLIO
Investment Managers	Subadviser	Portfolio Manager	Title	Service Date
Prudential Investments LLC	Pacific Investment Management Company LLC	William H. Gross, CFA	Managing Director, Portfolio Manager, and Chief Investment Officer	December 1993
AST Investment Services, Inc.
TAX INFORMATION
Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.
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SUMMARY: AST PRESERVATION ASSET ALLOCATION PORTFOLIO
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to obtain the highest potential total return consistent with its specified level of risk tolerance.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.15%
Distribution and/or Service Fees (12b-1 Fees)	None
Other Expenses	0.01%
Acquired Fund Fees & Expenses	0.78%
Total Annual Portfolio Operating Expenses	0.94%
Example. The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.
The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
AST Preservation Asset Allocation	$96	$300	$520	$1,155
Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the most recent fiscal year ended December 31, the Portfolio's turnover rate was 26% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies. The Portfolio is a “fund of funds.” That means that the Portfolio invests primarily in one or more mutual funds in accordance with its own asset allocation strategy. Other mutual funds in which in which the Portfolio may invest are collectively referred to as the “Underlying Portfolios.” Consistent with the investment objectives and policies of the Portfolio, other mutual funds may from time to time be added to, or removed from, the list of Underlying Portfolios that may be used in connection with the Portfolio. Currently, the only Underlying Portfolios in which the Portfolio invests are other portfolios of the Fund and certain money market funds advised by Prudential Investments LLC and AST Investment Services, Inc. (the Investment Managers) or one of their affiliates.
The asset allocation strategy is determined by the Investment Managers and Quantitative Management Associates LLC (QMA). As a general matter, QMA begins by constructing a neutral allocation for the Portfolio. Each neutral allocation initially divides the assets for the Portfolio across three broad-based securities benchmark indexes. These three benchmark indexes are the Russell 3000 Index, the MSCI EAFE Index, and the Barclays US Aggregate Bond Index. Generally, the neutral allocation will emphasize investments in the debt/money market asset class. The selection of specific combinations of Underlying Portfolios for the Portfolio generally will be determined by the
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Investment Managers. The Investment Managers will employ various quantitative and qualitative research methods to establish weighted combinations of Underlying Portfolios that are consistent with the neutral allocation for the Portfolio. QMA will then perform its own forward-looking assessment of macroeconomic, market, financial, security valuation, and other factors. As a result of this assessment, QMA will further adjust the neutral allocation and the preliminary Underlying Portfolio weights for the Portfolio based upon its views on certain factors.
Principal Risks of Investing in the Portfolio. The risks identified below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objectives, the Portfolio cannot guarantee success.
Fund of Funds Risk. In addition to the risks associated with the investment in the Underlying Portfolios, the Portfolio is exposed to the investment objectives, investment risks, and investment performance of the Underlying Portfolios. The Portfolio is also subject to a potential conflict of interest between the Portfolio and its adviser and subadviser(s), which could impact the Portfolio.
Equity Securities Risk. The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’ s financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio.
Fixed income Securities Risk. Investment in fixed income securities involves a variety of risks, including that: an issuer or guarantor of a security will be unable to pay obligations when due; the Portfolio may be unable to sell its securities holdings at the price it values the security or at any price; the income generated by and the market price of a fixed income security may decline due to a decrease in interest rates; and the price of a fixed income security may decline due to an increase in interest rates.
Asset-Backed and/or Mortgage-Backed Securities Risk. Asset-backed and mortgage-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables or, in the case of mortgage-backed securities, mortgage loans. Like fixed income securities, asset-backed and mortgage-backed securities are subject to interest rate risk, liquidity risk, and credit risk, which may be heightened in connection with investments in loans to “subprime” borrowers. Certain asset-backed and mortgage-backed securities are subject to the risk that those obligations will be repaid sooner than expected or later than expected, either of which may result in lower than expected returns. Mortgage-backed securities, because they are backed by mortgage loans, are also subject to risks related to real estate, and securities backed by private-issued mortgages may experience higher rates of default on the underlying mortgages than securities backed by government-issued mortgages.
Mortgage-backed securities risk. Mortgage-backed securities are a specific type of asset-backed security—one backed by mortgage loans on residential and/or commercial real estate. Therefore, they have many of the risk characteristics of asset-backed securities, including prepayment and extension risks, as well as interest rate, credit and liquidity risk. Because they are backed by mortgage loans, mortgage-backed securities also have risks related to real estate, including significant sensitivity to changes in real estate prices and interest rates and, in the case of commercial mortgages, office and factory occupancy rates. The risks associated with investments in mortgage-backed securities, particularly credit risk, are heightened in connection with investments in sub-prime mortgage-backed securities. Some mortgage-related securities receive government or private support, but there is no assurance that such support will remain in place. Moreover, mortgage-related securities issued by private, non-governmental issuers may experience higher rates of default on the underlying mortgages since these mortgage loans often do not meet the underwriting standards of government-issued mortgages.
The Portfolio invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as the Government National Mortgage Association, the Federal National Mortgage Association, or the Federal Home Loan Mortgage Corporation. Unlike Government National Mortgage Association securities, securities issued or
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guaranteed by U.S. government-related organizations such as the Federal National Mortgage Association, or the Federal Home Loan Mortgage Corporation are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government would provide financial support.
High-Yield Risk. Investments in fixed income securities rated below investment grade and unrated securities of similar credit quality (i.e., high yield securities or junk bonds) may be more sensitive to interest rate, credit and liquidity risks than investments in investment grade securities, and have predominantly speculative characteristics.
Foreign Investment Risk. Investments in foreign securities generally involve more risk than investing in securities of US issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political developments may adversely affect the value of foreign securities; and foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. The investment techniques, risk analysis and investment strategies used by a subadviser in making investment decisions for the Portfolio may not produce the intended or desired results.
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of an underlying asset, reference rate, or index. The use of derivatives involves a variety of risks, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; the derivative used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities.
Asset Transfer Program Risk. Pre-determined, non-discretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which, in certain instances, could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities that it otherwise would hold. The asset flows may also result in relatively low asset levels and relatively high operating expense ratios for the Portfolio. The efficient operation of the asset flows depends on active and liquid markets, and if market liquidity is strained the assets flows may not operate as intended which in turn could adversely affect performance.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Past Performance. The bar chart and table provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1 year, 5 years and since inception of the Portfolio compare with those of a broad measure of market performance. Past performance does not mean that the Portfolio will achieve similar results in the future.
The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.
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The table also demonstrates how the Portfolio's average annual returns compare to the returns of a custom blended stock index which includes the stocks of companies with similar investment objectives. The Portfolio's custom blended stock index consists of the Russell 3000 Index (28%), MSCI EAFE Index (GD) (7%), and Barclays Aggregate Bond Index (65%). Prudential Investments LLC and AST Investment Services, Inc. determined the weight of each index comprising the blended index.
Annual Total Returns

Best Quarter:		Worst Quarter:
10.75%	2nd Quarter of 2009	-9.00%	4th Quarter of 2008

Average Annual Total Returns (For the periods ended December 31, 2012)
	1 year	5 years	Since Inception (12/5/05)
Portfolio	10.38%	3.56%	4.93%
Index
Standard & Poor's 500 Index (reflects no deduction for fees, expenses or taxes)	15.99%	1.66%	4.07%
Blended Index (reflects no deduction for fees, expenses or taxes)	8.64%	4.69%	5.68%
MANAGEMENT OF THE PORTFOLIO
Investment Managers	Subadviser	Portfolio Managers	Title	Service Date
Prudential Investments LLC		Brian Ahrens, CFA	Senior VP, Strategic Investment Research Group	April 2005
		Andrei O. Marinich, CFA	VP, Strategic Investment Research Group	April 2012
AST Investment Services, Inc.	Quantitative Management Associates LLC (QMA)	Marcus Perl	Portfolio Manager, VP	July 2006
		Edward L. Campbell, CFA	Portfolio Manager, Principal	July 2006
		Joel M. Kallman, CFA	Portfolio Manager, Senior Associate	March 2011
TAX INFORMATION
Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by
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influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.
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SUMMARY: AST SMALL-CAP GROWTH PORTFOLIO
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is long-term capital growth.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.88%*
Distribution and/or Service Fees (12b-1 Fees)	0.10%
Other Expenses	0.03%
Total Annual Portfolio Operating Expenses	1.01%
Example. The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.
The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
AST Small-Cap Growth	$103	$322	$558	$1,236
Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the most recent fiscal year ended December 31, the Portfolio's turnover rate was 112% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies. The Portfolio has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its assets in small-capitalization companies. The Portfolio normally pursues its objective by investing primarily in the common stocks of small-capitalization companies. For purposes of the Portfolio, small-capitalization companies are generally those that have market capitalizations no larger than the largest capitalized company included in the Russell 2000® Growth Index at the time of the Portfolio's investment. The size of the companies in the Russell 2000® Growth Index and those on which the subadvisers intend to focus the Portfolio's investments will change with market conditions.
Principal Risks of Investing in the Portfolio. The risks identified below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objectives, the Portfolio cannot guarantee success.
Equity Securities Risk. The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’ s financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio.
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Small Sized Company Risk. The shares of small sized companies tend to be less liquid than those of larger, more established companies, which can have an adverse effect on the price of these securities and on the Portfolio’s ability to sell these securities. The market price of such investments also may rise more in response to buying demand and fall more in response to selling pressure and be more volatile than investments in larger companies.
Investment Style Risk. Securities of a particular investment style, such as growth or value, tend to perform differently (i.e., better or worse than other segments of, or the overall, stock market) depending on market and economic conditions.
Foreign Investment Risk. Investments in foreign securities generally involve more risk than investing in securities of US issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political developments may adversely affect the value of foreign securities; and foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. The investment techniques, risk analysis and investment strategies used by a subadviser in making investment decisions for the Portfolio may not produce the intended or desired results.
Liquidity and Valuation Risk. The Portfolio may hold one or more securities for which there are no or few buyers and sellers or the securities are subject to limitations on transfer. The Portfolio may be unable to sell those portfolio holdings at the desired time or price, and may have difficulty determining the value of such securities for the purpose of determining the Portfolio’s net asset value. In such cases, investments owned by the Portfolio may be valued at fair value pursuant to guidelines established by the Portfolio’s Board of Trustees. No assurance can be given that the fair value prices accurately reflect the value of security.
Asset Transfer Program Risk. Pre-determined, non-discretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which, in certain instances, could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities that it otherwise would hold. The asset flows may also result in relatively low asset levels and relatively high operating expense ratios for the Portfolio. The efficient operation of the asset flows depends on active and liquid markets, and if market liquidity is strained the assets flows may not operate as intended which in turn could adversely affect performance.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Past Performance. The bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance. Past performance does not mean that the Portfolio will achieve similar results in the future.
The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.
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The table also demonstrates how the Portfolio's average annual returns compare to the returns of one or more secondary indexes which include the stocks of companies with similar investment objectives.
Annual Total Returns

Best Quarter:		Worst Quarter:
23.44%	2nd Quarter of 2003	-26.22%	4th Quarter of 2008

Average Annual Total Returns (For the periods ended December 31, 2012)
	1 year	5 years	10 years
Portfolio	12.18%	5.69%	8.12%
Index
Russell 2000 Index (reflects no deduction for fees, expenses or taxes)	16.35%	3.56%	9.72%
Russell 2000 Growth Index (reflects no deduction for fees, expenses or taxes)	14.59%	3.49%	9.80%
MANAGEMENT OF THE PORTFOLIO
Investment Managers	Subadvisers	Portfolio Managers	Title	Service Date
Prudential Investments LLC	Eagle Asset Management, Inc.	Bert L. Boksen, CFA	Senior Vice President and Managing Director	April 2005
AST Investment Services, Inc.		Eric Mintz, CFA	Portfolio Co-Manager	April 2005
	Emerald Mutual Fund Advisers Trust	Kenneth G. Mertz II, CFA	Chief Investment Officer and President	April 2012
		Stacey L. Sears	Senior Vice President	April 2012
		Joseph W. Garner	Director of Research	April 2012
TAX INFORMATION
Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.
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SUMMARY: AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to seek long-term growth of capital by investing predominantly in the equity securities of a limited number of large, carefully selected, high-quality US companies that are judged likely to achieve superior earnings growth.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.84%*
Distribution and/or Service Fees (12b-1 Fees)	0.10%
Other Expenses	0.02%
Total Annual Portfolio Operating Expenses	0.96%
Example. The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.
The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
AST T. Rowe Price Large-Cap Growth	$98	$306	$531	$1,178
Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the most recent fiscal year ended December 31, the Portfolio's turnover rate was 63% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies. The Portfolio takes a growth approach to investing and will normally invest at least 80% of its net assets in the common stocks of large companies. A large company is defined as one whose market capitalization is larger than the median market cap of companies in the Russell 1000® Growth Index. The Portfolio will not automatically sell or cease to purchase stock of a company it already owns just because the company's market capitalization falls below this level. The subadviser generally looks for companies with an above-average rate of earnings growth and cash flow growth and a lucrative niche in the economy that gives them the ability to sustain earnings momentum even during times of slow economic growth.
Principal Risks of Investing in the Portfolio. The risks identified below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objectives, the Portfolio cannot guarantee success.
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Equity Securities Risk. The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’ s financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio.
Investment Style Risk. Securities of a particular investment style, such as growth or value, tend to perform differently (i.e., better or worse than other segments of, or the overall, stock market) depending on market and economic conditions.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. The investment techniques, risk analysis and investment strategies used by a subadviser in making investment decisions for the Portfolio may not produce the intended or desired results.
Foreign Investment Risk. Investments in foreign securities generally involve more risk than investing in securities of US issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political developments may adversely affect the value of foreign securities; and foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds.
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of an underlying asset, reference rate, or index. The use of derivatives involves a variety of risks, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; the derivative used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities.
Asset Transfer Program Risk. Pre-determined, non-discretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which, in certain instances, could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities that it otherwise would hold. The asset flows may also result in relatively low asset levels and relatively high operating expense ratios for the Portfolio. The efficient operation of the asset flows depends on active and liquid markets, and if market liquidity is strained the assets flows may not operate as intended which in turn could adversely affect performance.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Past Performance. The bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance. Past performance does not mean that the Portfolio will achieve similar results in the future.
The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.
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The table also demonstrates how the Portfolio's average annual returns compare to the returns of one or more secondary indexes which include the stocks of companies with similar investment objectives.
Annual Total Returns

Best Quarter:		Worst Quarter:
19.97%	2nd Quarter of 2009	-22.64%	4th Quarter of 2008

Average Annual Total Returns (For the periods ended December 31, 2012)
	1 year	5 years	10 years
Portfolio	17.58%	4.06%	7.83%
Index
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	15.99%	1.66%	7.10%
Russell 1000 Growth Index (reflects no deduction for fees, expenses or taxes)	15.26%	3.12%	7.52%
MANAGEMENT OF THE PORTFOLIO
Investment Managers	Subadviser	Portfolio Manager	Title	Service Date
Prudential Investments LLC	T. Rowe Price Associates, Inc.	Robert Sharps	Vice President and Portfolio Manager	December 2005
AST Investment Services, Inc.
TAX INFORMATION
Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.
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SUMMARY: AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to seek to outperform a mix of 50% Russell 3000 Index, 20% MSCI EAFE Index, and 30% Treasury Bill Index over a full market cycle by preserving capital in adverse markets utilizing an options strategy while maintaining equity exposure to benefit from up markets through investments in the Portfolio’s subadviser’s equity investment strategies.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.98%*
Distribution and/or Service Fees (12b-1 Fees)	0.10%
Other Expenses	0.04%
Acquired Fund Fees & Expenses	0.03%
Total Annual Portfolio Operating Expenses	1.15%
Example. The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.
The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
AST Wellington Management Hedged Equity	$117	$365	$633	$1,398
Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the most recent fiscal year ended December 31, the Portfolio's turnover rate was 54% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies. Under normal circumstances, the Portfolio seeks to achieve its investment objective by investing in a broadly diversified portfolio of common stocks while also pursuing an equity index option overlay. The equity index option overlay involves the purchase of put options on the S&P 500 Index and the sale of call and put options on the S&P 500 Index. By combining these two strategies in a single fund, the Portfolio seeks to provide investors with an investment that will generate attractive total returns over a full market cycle with significant downside equity market protection.
The Portfolio utilizes a select spectrum of the Portfolio’s subadviser’s equity investment strategies. Under normal circumstances, the Portfolio currently expects to be fully invested and will invest at least 80% of its net assets in the common stocks of small, medium and large companies. The Portfolio's policy of investing at least 80% of its net assets in common stocks is a non-fundamental policy of the Portfolio and may be changed by the Board without shareholder approval. The Portfolio may also invest up to 30% of its assets in the equity securities of foreign issuers
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and non-dollar denominated securities, including companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets. The Portfolio may trade securities actively.
Principal Risks of Investing in the Portfolio. The risks identified below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objectives, the Portfolio cannot guarantee success.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. The investment techniques, risk analysis and investment strategies used by a subadviser in making investment decisions for the Portfolio may not produce the intended or desired results.
Recent Events Risk. Events in the financial markets have caused, and may continue to cause, increased volatility and a significant decline in the value and liquidity of many securities. As a result, identifying investment risks and opportunities may be especially difficult. There is no assurance that steps taken by governments, and their agencies and instrumentalities, to support financial markets will continue, and the impact of regulatory changes on the markets may not be known for some time.
Equity Securities Risk. The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’ s financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio.
Small and Medium Company Risk. Shares of common stock of small and medium-sized companies tend to trade less frequently than those of larger, more established companies, which can have an adverse effect on the pricing of these securities and on the Portfolio's ability to sell these securities. Changes in the demand for these securities generally have a disproportionate effect on their market price, tending to make prices rise more in response to buying demand and fall more in response to selling pressure. Such investments also may be more volatile than investments in larger companies, as these companies generally experience higher growth and failure rates, and typically have less access to capital, more limited product lines, and more inexperienced management. In the case of small cap technology companies, the risks associated with technology company stocks, which tend to be more volatile than other sectors, are magnified.
Value style risk. There is a risk that the value investment style may be out of favor for a period of time, that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.
Investment Style Risk. Securities of a particular investment style, such as growth or value, tend to perform differently (i.e., better or worse than other segments of, or the overall, stock market) depending on market and economic conditions.
Correlation Risk. The effectiveness of the Portfolio’s equity index option overlay strategy may be reduced if the Portfolio’s equity portfolio holdings do not sufficiently correlate to that of the index underlying its option positions.
Options Risk. The value of the Portfolio’s index options will fluctuate with the value of the underlying index. Selling index call options will tend to reduce the risk of owning stocks, but will also limit potential gains. The Portfolio’s option overlay strategy may not reduce the Portfolio’s volatility to the extent desired if, among other things, unusual market conditions or the lack of a ready market for an option reduce the effectiveness of the strategy. The Portfolio may reduce its holdings of put options, which will result in an increased exposure to a market decline, and risks losing all or part of the cash paid for purchasing index put options.
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Option Cash Flow Risk. The Portfolio intends to use the net index option premiums it receives from selling index call and index put options to lessen the costs of purchasing index put options. The premiums to be received by the Portfolio may, however, vary widely and may not be sufficient to cover the Portfolio’s costs of purchasing index put options.
Foreign Investment Risk. Investments in foreign securities generally involve more risk than investing in securities of US issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political developments may adversely affect the value of foreign securities; and foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds.
Asset Transfer Program Risk. Pre-determined, non-discretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which, in certain instances, could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities that it otherwise would hold. The asset flows may also result in relatively low asset levels and relatively high operating expense ratios for the Portfolio. The efficient operation of the asset flows depends on active and liquid markets, and if market liquidity is strained the assets flows may not operate as intended which in turn could adversely affect performance.
Past Performance. The bar chart and table provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1 year, 5 years and since inception of the Portfolio compare with those of a broad measure of market performance. Past performance does not mean that the Portfolio will achieve similar results in the future.
The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.
The table also demonstrates how the Portfolio's average annual returns compare to the returns of a custom blended stock index consisting of the Russell 3000 Index (50%) and MSCI EAFE Index (20%), and the Bank of America Merrill Lynch 90-Day Treasury Index (30%). Prudential Investments LLC and AST Investment Services, Inc. determined the weight of each index comprising the blended index.
Note: The AST Wellington Management Hedged Equity Portfolio, formerly the AST Aggressive Growth Asset Allocation Portfolio, changed subadvisers and changed its investment objective, policies, and strategy effective May 1, 2011. The performance figures below prior to May 1, 2011 reflect the investment performance, investment operations, investment policies, and investment strategies of the former subadviser, and do not represent the actual or predicted performance of the Portfolio or its current subadviser.
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Annual Total Returns

Best Quarter:		Worst Quarter:
17.30%	2nd Quarter of 2009	-23.07%	4th Quarter of 2008

Average Annual Total Returns (For the periods ended December 31, 2012)
	1 year	5 Years	Since Inception (12/5/05)
Portfolio	11.01%	-1.87%	2.05%
Index
Standard & Poor's 500 Index (reflects no deduction for fees, expenses or taxes)	15.99%	1.66%	4.07%
Blended Index (reflects no deduction for fees, expenses or taxes)	11.78%	1.04%	3.75%
MANAGEMENT OF THE PORTFOLIO
Investment Managers	Subadviser	Portfolio Managers	Title	Service Date
Prudential Investments LLC	Wellington Management Company, LLP	Kent M. Stahl, CFA	Senior VP & Director of Investments & Risk Management	April 2011
AST Investment Services, Inc.		Gregg R. Thomas, CFA	VP & Director of Risk Management	April 2011
TAX INFORMATION
Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.
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ABOUT THE FUND
About the Fund and its Portfolios
This prospectus provides information about the Advanced Series Trust (the Fund) and its separate portfolios (each, a Portfolio). The Portfolios of the Fund which are discussed in this prospectus are identified on the front cover and in the table of contents. Each Portfolio is a diversified investment company as defined by the Investment Company Act of 1940 (the 1940 Act), unless herein noted otherwise.
Prudential Investments LLC (PI) and AST Investment Services, Inc. (ASTIS), both wholly-owned subsidiaries of Prudential Financial, Inc. (Prudential Financial), serve as overall investment managers of the Fund. With respect to AST Schroders Global Tactical Portfolio and AST AQR Emerging Markets Equity Portfolio, PI serves as the sole investment manager. Prudential Financial, which is incorporated in the United States, has its principal place of business in the United States. Neither Prudential Financial nor any of its subsidiaries are affiliated in any manner with Prudential plc, a company incorporated in the United Kingdom. ASTIS and PI (together, the Investment Managers) have retained one or more subadvisers (each, a Subadviser), to manage the day-to-day investment of the assets of each Portfolio in a multi-manager structure. More information about the Investment Managers, each Subadviser and the multi-manager structure is included in “How the Fund is Managed” later in this Prospectus.
The Fund offers one class of shares in each Portfolio. As of the date of this prospectus, shares of the Portfolios of the Fund are sold only to separate accounts of Prudential Annuities Life Assurance Corporation, The Prudential Insurance Company of America, Pruco Life Insurance Company, Pruco Life Insurance Company of New Jersey, Prudential Retirement Insurance and Annuity Company, Pramerica of Bermuda Life Assurance Company, Ltd. (collectively, Prudential), Kemper Investors Life Insurance Company, Allstate Life Insurance Company and Allstate Life Insurance Company of New York as investment options under variable life insurance and variable annuity contracts (the Contracts). Shares of the Fund may be sold directly to certain qualified retirement plans.
Additional information about each Portfolio is set forth in the following sections, and is also provided in the Statement of Additional Information (SAI).
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MORE DETAILED INFORMATION ON HOW THE PORTFOLIOS INVEST
Introduction
We describe each Portfolio's investment objective and policies on the following pages. We describe certain investment instruments that appear below in the section entitled More Detailed Information About Other Investments and Strategies Used by the Portfolios.
Although we make every effort to achieve each Portfolio's objective, we can't guarantee success and it is possible that you could lose money. Unless otherwise stated, each Portfolio's investment objective is a non-fundamental investment policy and, therefore, may be changed by the Board of Trustees of the Fund (the Board) without shareholder approval.
An investment in a Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
The Portfolios have investment strategies and policies that include percentage estimates and limitations. Those percentages are generally applied at the time the Portfolio makes an investment.
A Portfolio may have a policy to invest 80% of its assets in a particular category of investments based on the name of the Portfolio. The 80% requirement is applied at the time the Portfolio makes an investment. Those 80% policies are non-fundamental and may be changed by the Board without shareholder approval. The Portfolio, however, will provide 60 days' prior written notice to shareholders of any change in an 80% policy based on the Portfolio's name if required by applicable rules.
A change in the securities held by a Portfolio is known as “portfolio turnover.” A Portfolio may engage in active and frequent trading to try to achieve its investment objective and may have a portfolio turnover rate of over 100% annually. Increased portfolio turnover may result in higher brokerage fees or other transaction costs, which can reduce performance. If a Portfolio realizes capital gains when it sells investments, it generally must pay those gains to shareholders, increasing its taxable distributions. The Financial Highlights tables at the end of this prospectus show each Portfolio’s portfolio turnover rate during the past fiscal years.
In response to adverse market conditions or when restructuring a Portfolio, we may temporarily invest up to 100% of the Portfolio's total assets in money market instruments. Investing heavily in money market securities limits our ability to achieve our investment objective, but can help to preserve the value of the Portfolio's assets when markets are unstable.
AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO
Investment Objective: high total return consistent with a moderate level of risk.
Principal Investment Policies:
General. The Portfolio is a global, multi asset-class fund that invests directly in, among other things, equity and equity-related securities, investment grade debt securities (including, without limitation, US Treasuries and US government securities), junk bonds, real estate investment trusts (REITs), exchange traded funds (ETFs), and derivative instruments, including commodity-linked derivative instruments.  In seeking to achieve the Portfolio’s investment objective, BlackRock may cause the Portfolio’s assets to be allocated across 14 separate investment strategies. The Portfolio has several strategies that invest primarily in equity securities, several strategies that invest primarily in fixed income securities, and a global tactical asset allocation strategy (the GTAA strategy) that, under normal circumstances, provides exposure to the equity and fixed income asset classes along with real estate-related and commodity-related investments.  The GTAA strategy is used: (i) as a completion strategy to access and adjust exposures to various asset classes and underlying strategy allocations and (ii) an overlay strategy to enhance the total return and manage portfolio risk at the aggregate level. Derivatives, ETFs, and cash securities may be used within the GTAA strategy.  The Portfolio allocates its assets among various regions and countries, including the United States (but in no less than three countries).
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The initial allocation across the six Investment Strategies is set forth below:
AST BlackRock Global Strategies Portfolio—Investment Strategies
Investment Strategy	Allocation
US Large-Cap Core Equity	7.5%
Global Equity Focus	20%
Inflation-Linked Bonds	7.5%
CoreActive Investment Grade Bond	20%
US High Yield Bond	15%
Global Tactical Asset Allocation	30%
US LARGE CAP CORE EQUITY. BlackRock invests at least 80% of the assets attributable to this investment strategy in equity securities, primarily common stock, of large cap companies located in the United States that are selected from among those that are, at the time of purchase, included in the Russell 1000® Index. Equity securities consist primarily of common stock, preferred stock, securities convertible into common stock and securities or other instruments whose price is linked to the value of common stock. Large cap companies are companies that at the time of purchase have a market capitalization equal to or greater than the top 80% of the companies that comprise the Russell 1000® Index. As of February 28, 2013, the median market capitalization of companies in the index was $6.1 billion, and the largest company in the index had a market capitalization of $418.7 billion. The market capitalizations of companies in the index change with market conditions and the composition of the index.
The relevant BlackRock portfolio management team uses a blended investment strategy for this portfolio segment that emphasizes a mix of both growth and value styles and seeks to outperform the Russell 1000® Index. Growth companies are those whose earnings growth potential appears to the BlackRock portfolio managers responsible for implementing this investment strategy to be greater than the market in general and whose revenue growth is expected to continue for an extended period. Stocks of growth companies typically pay relatively low dividends and sell at relatively high valuations. Value companies are those that appear to be undervalued by the market as measured by certain financial formulas.
In selecting securities from the Russell 1000® Index for this investment strategy, the BlackRock portfolio management team uses a proprietary multi-factor quantitative model to analyze and rank each stock in the universe based on a series of measurable factors, including valuation, accounting, fundamental momentum and investment sentiment. The BlackRock portfolio managers responsible for implementing this investment strategy look for strong relative earnings growth, earnings quality and good relative valuation. A company's stock price relative to its earnings and book value, among other factors, is also examined-if the BlackRock portfolio management team believes that a company is overvalued, it is not considered as an investment for the Portfolio. After the initial screening is done, BlackRock will rely on fundamental analysis, a method of stock market analysis that concentrates on “fundamental” information about the company (such as its income statement, balance sheet, earnings and sales history, products and management) to attempt to forecast future stock value, using both internal and external research, to optimize its quantitative model to choose companies BlackRock believes have strong, sustainable earnings growth with current momentum at attractive price valuations.
Because the US Large Cap Core Equity investment strategy generally does not hold all the stocks from the Russell 1000® Index, and because its investments may be allocated in amounts that vary from the proportional weightings of the various stocks in that index, this portion of the Portfolio is not, and does not seek to be, an “index” fund. In seeking to outperform the Russell 1000® Index, however, BlackRock reviews potential investments using certain criteria that are based on the securities in that index. These criteria currently include the following:
Relative price to earnings and price to book ratios
Stability and quality of earnings
Earnings momentum and growth
Weighted median market capitalization of this portfolio segment
Allocation among the economic sectors of this portfolio segment as compared to the Russell 1000® Index
Weighted individual stocks within the Russell 1000® Index
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GLOBAL EQUITY FOCUS. Under normal circumstances, at least 60% of the net assets attributable to this investment strategy are invested in dividend-paying equity securities, primarily common stock, preferred stock, securities convertible into common and preferred stock and non-convertible preferred stock. Although the assets attributable to the Global Equity Focus investment strategy may be invested in securities of companies of any market capitalization, BlackRock invests primarily in the securities of large capitalization companies. The combination of equity securities is varied from time to time both with respect to types of securities and markets in response to changing market and economic trends. BlackRock may invest the assets attributable to this investment strategy in shares of companies through initial public offerings and “ new issues.”
Under normal circumstances, BlackRock allocates a substantial amount (at least 40% or more-unless market conditions are not deemed favorable by BlackRock, in which case at least 30%) of the total assets attributable to the Global Equity Focus investment strategy in foreign securities. For these purposes, “foreign securities” may include securities of: (i) foreign government issuers; (ii) issuers organized or located outside the US; (iii) issuers which primarily trade in a market located outside the US; and (iv) issuers doing a substantial amount of business outside the US, which BlackRock considers to be companies that derive at least 50% of their revenue or profits from business outside the US or have at least 50% of their sales or assets outside the US The assets attributable to this investment strategy are allocated among various regions and countries, including the United States. For temporary defensive purposes the BlackRock Portfolio may deviate very substantially from this allocation. BlackRock may invest the assets attributable to the Global Equity Focus investment strategy in securities of non-US issuers that are US dollar based or non-US dollar based.
Up to 20% of the total assets attributable to this segment of the Portfolio may be invested in global fixed income securities of any duration or maturity, including corporate bonds, US Government debt securities, non-US Government and supranational debt securities (an example of such an entity is the International Bank for Reconstruction and Development (the World Bank)), asset-backed securities, mortgage-backed securities, corporate loans, emerging market debt securities and non-investment grade debt securities (high yield or junk bonds). BlackRock makes such investments in fixed income securities on an opportunistic basis.
There are no geographic limits and no specific policies with respect to the number of different countries in which the assets of this Portfolio segment are invested. The assets attributable to the Global Equity Focus investment strategy may be invested in both developed and emerging markets. BlackRock may emphasize foreign securities when it expects these investments to outperform US securities.
BlackRock may use derivatives, including options, futures, indexed securities, inverse securities, swaps and forward contracts both to seek to increase returns or to hedge (or protect) the value of the Portfolio's assets against adverse movements in currency exchange rates, interest rates and movements in the securities markets. BlackRock may enter into currency transactions on a hedged or unhedged basis in order to seek total return. BlackRock may, when consistent with the Portfolio's investment objective, buy or sell options or futures on a security or an index of securities and may buy options on a currency or a basket of currencies, or enter into foreign currency transactions, including swaps. BlackRock may also use forward foreign currency exchange contracts, which are obligations to buy or sell a currency at a pre-determined rate in the future. Derivatives are financial instruments whose value is derived from another security, a commodity (such as oil or gas), a currency or an index such as the S&P 500 Index. The use of options, futures, indexed securities, inverse securities, swaps and forward contracts can be effective in protecting or enhancing the value of the assets of the Portfolio.
The investment process used by the relevant BlackRock portfolio management team seeks to identify and exploit diverse sources of inefficiency by applying a combination of stock-specific analysis, and top-down economic research, across the equity universe and macro-economic environment. In addition to the BlackRock portfolio managers, individual stock research is conducted by global sector, and country, specialists seeking to identify stocks with the following characteristics: (i) sustainable business model; (ii) strong financial position; and (iii) above average dividends.
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INFLATION-LINKED BONDS. Under normal circumstances, BlackRock invests at least 80% of the assets attributable to this investment strategy in inflation-indexed bonds of varying maturities issued by the US and non-US governments, their agencies or instrumentalities, and US and non-US corporations. The US Treasury uses the Consumer Price Index for Urban Consumers as its inflation measure. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. Maturity is the date upon which debt securities are due to be repaid, that is, the date when the issuer generally must pay back the face amount of the security. The value of a bond's principal or the interest income paid on the bond is adjusted to track changes in an official inflation measure.
This portfolio segment generally maintains an average portfolio duration that is within ±20% of the duration of the Barclays Global Real US TIPS Index. Duration is a mathematical calculation of the average life of a bond (or bonds in a bond fund) that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in the net asset value of a bond fund for every 1% immediate change in interest rates. For example, if a bond fund has an average duration of four years, its net asset value will fall about 4% when interest rates rise by one percentage point. Conversely, the bond fund's net asset value will rise about 4% when interest rates fall by one percentage point. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.
BlackRock may invest up to 20% of the assets attributable to this investment category in non-investment grade bonds (also referred to as junk bonds or high yield bonds) or securities of emerging market issuers. Non-investment grade bonds acquired by this segment of the Portfolio will generally be in the lower rating categories of the major rating agencies (BB or lower by Standard & Poor's Ratings Services (S&P) or Ba or lower by Moody's Investors Service, Inc. (Moody's)) or will be determined by the management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating. Split rated bonds are bonds that receive different ratings from two or more rating agencies.
Up to 20% of the assets attributable to this portfolio segment may be invested in non-dollar denominated securities of non-US issuers. The BlackRock portfolio managers responsible for implementing this investment strategy may invest without limit in US dollar denominated securities of non-US issuers and may concentrate the assets of this portfolio segment in a relatively small number of issuers.
The BlackRock portfolio management team for this portfolio segment may also make investments in residential and commercial mortgage-backed securities and other asset-backed securities. Asset-backed securities are bonds that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables. Mortgage-backed securities are asset-backed securities based on a particular type of asset, a mortgage. There is a wide variety of mortgage backed securities involving commercial or residential, fixed rate or adjustable rate mortgages and mortgages issued by banks or government agencies.
The BlackRock portfolio managers responsible for implementing this investment strategy may buy or sell options or futures, or enter into credit default swaps and interest rate or foreign currency transactions (collectively, derivatives). In entering into a credit default swap, one party would pay a counterparty a periodic stream of payments over the term of the contract, provided that no event of default on a specific bond has occurred. In return, upon any event of default on such bond, the first party would receive from the counterparty a payment equal to the par (or other agreed-upon) value of such bond. The BlackRock portfolio management team may also seek to obtain market exposure to the securities in which this portfolio segment primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls). A dollar roll transaction involves a sale by the Portfolio of a mortgage-backed or other security concurrently with an agreement by the Portfolio to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold.
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COREACTIVE INVESTMENT GRADE BOND. Under normal circumstances, the BlackRock CoreActive Bond strategy seeks to outperform the Barclays US Aggregate Bond Index (the Barclays Index). The Barclays Index includes all major investment grade asset classes within the US fixed income market. The portfolio management team employs a combination of security selection, industry rotation, sector allocation, and duration and yield curve management as part of its effort to outperform the Barclays Index.
The portfolio management team seeks to outperform the Barclays Index through a combination of bottom-up security selection, top-down sector allocation and yield curve management. BlackRock uses proprietary tools to generate expected returns for securities, sectors and the yield curve strategies.
Security Selection. The portfolio management team uses a two-step approach to security selection. The portfolio management team has access to BlackRock's proprietary analysis and reports on more than 700 issuers that make up the investment grade credit universe. This allows the portfolio management team to focus on the issuers that BlackRock believes will generate the highest risk adjusted returns. The portfolio management team uses an advanced proprietary set of tools to select individual corporate bond issuers, which helps its members to select securities for this segment of the Portfolio. The proprietary model helps to facilitate the evaluation of hundreds of issuers on a daily basis and seeks to identify bonds believed to be under- or over-valued by the market. In addition to using the proprietary model, the portfolio management team also employs a qualitative approach to select securities.
Sector Allocation. The CoreActive Bond strategy takes active positions among the major sectors of the investment grade universe. The portfolio management team allocates assets among the various sectors, classified into four broad categories: government bonds, mortgage backed securities (MBS), securitized credit securities, and corporate credit securities. A portion of the assets allocated to the BlackRock CoreActive Bond strategy may be invested in sub-prime mortgage backed securities.
Yield Curve Management. In seeking to outperform the Barclays Index, the portfolio management team manages the level and slope of the yield curve. First, the BlackRock Portfolio seeks to benefit from parallel shifts up or down in yields through duration positioning. Second, the BlackRock portfolio seeks to benefit from any steepening or flattening in the yield curve through management of its yield curve.
Use of Derivatives. Depending on market conditions, this segment of the Portfolio may use derivatives, including, but not limited to, interest rate, total return and credit default swaps, indexed and inverse floating rate securities, options, futures, options on futures and swaps. This segment of the Portfolio may use derivatives for hedging purposes, as well as to increase the return on its portfolio investments. Derivatives are financial instruments whose value is derived from another security or an index such as the Barclays Index. This segment of the Portfolio may also invest in credit-linked notes, credit-linked trust certificates, structured notes, or other instruments evidencing interests in special purpose vehicles, trusts, or other entities that hold or represent interests in fixed income securities.
US HIGH YIELD BOND. This segment of the Portfolio invests primarily in non-investment grade bonds (i.e., bonds rated below the fourth highest rating category of the major rating agencies) with maturities of ten years or less. Non-investment grade bonds are also sometimes referred to as “high yield bonds” or “junk bonds.” These securities generally pay interest at higher interest rates than higher rated securities. The higher yield is an incentive to investors who otherwise may be hesitant to purchase the debt of such low-rated issuers.
Under normal circumstances, at least 80% of the assets attributable to this investment strategy are invested in “junk bonds.” The high yield securities acquired by BlackRock on behalf of this portfolio segment will generally be in the lower rating categories of the major rating agencies (BB or lower by Standard & Poor's or Ba or lower by Moody's) or will be determined by the relevant BlackRock portfolio managers to be of similar quality. The assets of this portfolio segment may, however, be invested in securities of any rating. BlackRock may also invest up to 10% of the assets (measured at the time of investment) attributable to this investment category in distressed securities that are in default or the issuers of which are in bankruptcy when it believes such securities are undervalued. In the event a bond receives a different rating from two or more rating agencies, such bonds, sometimes referred to as “split bonds,” will be considered to have the higher credit rating.
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Up to 10% of the assets attributable to this portfolio segment may be invested in non-dollar denominated bonds of issuers located outside of the United States. These non-dollar denominated bond investments may be made on a currency hedged or unhedged basis. The BlackRock portfolio managers responsible for implementing this investment strategy may also invest in non-US and emerging market securities and currencies.
To add additional diversification, the relevant BlackRock portfolio management team may invest in a wide range of securities, including corporate bonds, mezzanine investments, collateralized bond obligations, bank loans and mortgage-backed and asset-backed securities. Mezzanine investments are subordinated debt securities that receive payments of interest and principal after other more senior security holders are paid. They are generally issued in private placements in connection with an equity security. Collateralized bond obligations are securities backed by a diversified pool of high yield securities. Bank loans are fixed and floating rate loans arranged through private negotiations between a company or a non-US government and one or more financial institutions. The Portfolio considers such investments to be debt securities. Mortgage-backed securities are asset-backed securities based on a particular type of asset, a mortgage. There is a wide variety of mortgage-backed securities involving commercial or residential, fixed rate or adjustable rate mortgages and mortgages issued by banks or government agencies. Asset-backed securities are bonds that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.
The BlackRock portfolio managers responsible for implementing this investment strategy may buy or sell options or futures on a security or an index of securities, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). This portfolio segment may also seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).
Basic Value Equity. In selecting securities for the Basic Value Equity investment strategy, BlackRock will emphasize companies that it believes are undervalued. BlackRock may determine that a company is undervalued if its stock price is down because of temporary factors from which it believes the company will recover.
Favorable changes in market prices are believed to be more likely to occur when:
■	Stocks are out of favor;
■	Company earnings are depressed;
■	Price/earnings ratios are relatively low;
■	Investment expectations are limited; and
■	There is no general interest in a security or industry
On the other hand, negative developments are believed to be more likely to occur when:
■	Investment expectations are generally high;
■	Stock prices are advancing or have advanced rapidly;
■	Price/earnings ratios have been inflated; and
■	An industry or security continues to be popular among investors.
A stock’s price/earnings ratio is determined by dividing the price of a stock by its earnings per share. BlackRock believes that stocks with relatively high price/earnings ratios are more vulnerable to price declines from unexpected adverse developments. At the same time, stocks with relatively low price/earnings ratios are believed to be more likely to benefit from favorable but generally unanticipated events. Thus, the Basic Value Equity segment of the Portfolio may invest a large part of its net assets in stocks that have weak research ratings. BlackRock may sell a security if, for example, the stock price increases to the high end of the range of its historical price-book value ratio or if it is determined that the issuer no longer meets the criteria that has been established for the purchase of such securities or if it is believed that there is a more attractive investment opportunity in the same category.
US Large-Cap Growth. The assets attributable to the US Large-Cap Growth segment of the Portfolio will be primarily invested in a diversified portfolio of common stocks of US companies that BlackRock believes have shown above-average growth rates in earnings over the long-term. To a lesser extent, BlackRock may also invest the assets
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attributable to this Portfolio segment in securities convertible into common stock and rights to subscribe to common stock of these companies. BlackRock will emphasize investments in companies with medium to large market capitalization (currently, approximately $2 billion or more) in managing the US Large-Cap Growth segment of the Portfolio.
Global Multi-Cap Equity. Under normal conditions, at least 75% of the total assets attributable to the Global Multi-Cap Equity segment of the Portfolio will be invested in global equity securities of any market capitalization, selected for their above-average return potential. Although this Portfolio segment will focus primarily on common stock, BlackRock may also invest Portfolio segment assets in preferred stock and convertible securities. Up to 25% of the total assets attributable to the Global Multi-Cap Equity segment of the Portfolio may be invested in stocks of issuers in emerging market countries.
BlackRock may invest up to 25% of the total assets attributable to this Portfolio segment in global fixed income securities, including corporate bonds, US government debt securities, non-US government and supranational debt securities, asset-backed securities, mortgage-backed securities, emerging market debt securities and non-investment grade debt securities (also referred to as high yield securities or junk bonds). Such investments will be made on an opportunistic basis. Securities will be identified based on factors such as relative value and earnings estimate revisions.
From time to time, Portfolio segment assets may be invested in shares of companies through initial public offerings. BlackRock will invest the assets attributable to the Global Multi-Cap Equity segment of the Portfolio in the securities of non-US issuers that can be US dollar based or non-US dollar based on a hedged or unhedged basis. BlackRock may also enter into currency transactions on behalf of this Portfolio segment on a hedged or unhedged basis in order to seek total return.
Equity Dividend. Under normal circumstances, BlackRock will invest at least 80% of the assets attributable to the Equity Dividend segment of the Portfolio in: (i) equity securities and (ii) dividend paying securities. Although the assets attributable to this Portfolio segment may be invested in securities of companies with any market capitalization, this segment will generally focus on large cap securities. The Equity Dividend investment strategy may also focus on convertible securities and non-convertible preferred stock. BlackRock may also invest up to 25% of the total assets attributable to this Portfolio segment in the securities of foreign issuers from any country. Such securities may be denominated in either US dollars or non-US dollar currencies.
Emerging Markets Opportunities. The Emerging Markets Opportunities investment strategy will provide exposure to the emerging markets countries as represented by the Morgan Stanley Capital International Emerging Markets Index. BlackRock will seek to identify opportunities across the emerging markets and then will overweight and underweighting countries and securities while managing the overall risk to this Portfolio segment.
Fundamental Fixed income. BlackRock will normally invest at least 80% of the assets attributable to the Fundamental Fixed income segment of the Portfolio in bonds and will maintain an average duration that is within ±20% of the duration of the Barclays US Aggregate Bond Index. As of December 31, 2012, the average duration of such index was 4.79 years. BlackRock may invest up to 10% of the assets attributable to this Portfolio segment in non-dollar denominated bonds of issuers located outside of the United States. Such investments in non-dollar denominated bonds may be on a currency hedged or unhedged basis. BlackRock will only buy securities that are rated investment grade at the time of purchase by at least one major rating agency or determined by the BlackRock portfolio management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating. The BlackRock portfolio management team will evaluate sectors of the bond market and individual securities within these sectors. The management team will select bonds from several sectors including: US Treasuries and agency securities, commercial and residential mortgage-backed securities, collateralized mortgage obligations (CMOs), asset-backed securities, and corporate bonds.
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International Bond. BlackRock will use a two-step process in constructing the International Bond segment of the Portfolio. The first step will involve formulating strategies around major macro factors such as country/bloc, currency, and duration exposures. The second step will focus on relative value considerations. Rotation between sectors and sub-sectors, and security selection are key decisions during this stage of the process. BlackRock will evaluate macroeconomic, volatility, and yield curve trends, and technical and fundamental factors to establish a framework for positioning this segment of the Portfolio. Consensus investment themes will also be set for duration, yield curve exposure, convexity, sector/sub-sector weighting, credit quality and liquidity.
Global Tactical Asset Allocation. The Global Tactical Asset Allocation (GTAA) strategy employs a flexible investment approach across a diversified range of global asset classes such as equities, bonds, and real assets. GTAA is used as a completion strategy to access and adjust exposures to various asset classes, in addition to the underlying strategy allocations. GTAA also serves as the overlay strategy to enhance the total return and manage the portfolio risk at the aggregate level. Some leverage may be employed opportunistically to achieve both purposes. Derivatives, ETFs, and cash securities may be used within the GTAA strategy. In the context of a mutual fund strategy, BlackRock expects that that the GTAA overlay will be deployed in a manner that is consistent with the leverage restrictions of the 1940 Act, as amended. The BlackRock Portfolio’ s expected minimum, neutral, and maximum exposures to the GTAA strategy is also set forth below.
Investment Strategy	Minimum Exposure	Neutral Exposure	Maximum Exposure
GTAA*	15%	30%	40%
*	As set forth above, the GTAA investment strategy is used to provide exposure to the equity and fixed income asset classes as well as providing exposure to REITs and Commodities.
Asset Allocation Ranges. As set forth above, the Portfolio may gain exposure to the relevant asset classes directly through investments in securities or ETFs, or through the use of derivatives and other financial instruments. The Portfolio's minimum, neutral, and maximum exposures to the relevant asset classes are set forth below.
Asset Class	Minimum Exposure	Neutral Exposure	Maximum Exposure
Equities
US Mid-Cap & Large-Cap Equity	5%	20%	35%
Non-US Equity	5%	20%	30%
US Small-Cap Equity	0%	0%	10%
Total Equities	30%*	40%	50%**

Fixed income
Investment Grade Bonds	20%	30%	40%
“Junk” Bonds	5%	15%	25%
Total Fixed income	25%	45%	55%***

REITs	0%	10%	20%
Commodities	0%	5%	15%
Total REITs + Commodities	0%	15%	30%****
*	Notwithstanding the individual minimum exposures for the US Mid-Cap & Large-Cap Equity (i.e., 5%), Non-US Equity (i.e., 5%), and US Small-Cap Equity (i.e., 0%) asset classes, the minimum combined exposure to equity investments is 30% of the Portfolio’s net assets.
**	Notwithstanding the individual maximum exposures for the US Mid-Cap & Large-Cap Equity (i.e., 35%), Non-US Equity (i.e., 30%), and US Small-Cap Equity (i.e., 10%) asset classes, the maximum combined exposure to equity investments is 50% of the Portfolio’s net assets.
***	Notwithstanding the individual maximum exposures for the Investment Grade Bond (i.e., 40%) and Junk Bond (i.e., 25%) asset classes, the maximum combined exposure to fixed income investments is 55% of the Portfolio’s net assets.
****	Notwithstanding the individual maximum exposures for the REIT (i.e., 20%) and Commodities (i.e., 15%) asset classes, the maximum combined exposure to the alternative investments is 30% of the Portfolio’s net assets.
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AST Dynamic Asset Allocation Portfolios: (the Dynamic Asset Allocation Portfolios)
■	AST Balanced Asset Allocation Portfolio
■	AST Capital Growth Asset Allocation Portfolio
■	AST Defensive Asset Allocation Portfolio
■	AST Preservation Asset Allocation Portfolio
Investment Objective: the highest potential total return consistent with the Portfolio's specified level of risk tolerance.
The investment objective and the definition of risk tolerance level are not fundamental policies for any of the Dynamic Asset Allocation Portfolios and, therefore, can be changed by the Board of the Fund at any time. The current relative risk tolerance level for each of the Dynamic Asset Allocation Portfolios may be summarized as set forth below:
Principal Investment Policies:
Each of the Dynamic Asset Allocation Portfolios is a “fund of funds.” That means that each Dynamic Asset Allocation Portfolio invests primarily in one or more mutual funds in accordance with its own asset allocation strategy. Other mutual funds in which one of the Dynamic Asset Allocation Portfolios may invest are collectively referred to as the “Underlying Portfolios.” Consistent with the investment objectives and policies of the Dynamic Asset Allocation Portfolios, other mutual funds may from time to time be added to, or removed from, the list of Underlying Portfolios that may be used in connection with the Dynamic Asset Allocation Portfolios. Currently, the only Underlying Portfolios in which the Dynamic Asset Allocation Portfolios invest are other Portfolios of the Fund and certain money market funds advised by an Investment Managers or one of their affiliates.
Investment Process. The asset allocation strategy for each Dynamic Asset Allocation Portfolio is determined by PI and QMA. As a general matter, QMA begins by constructing a neutral allocation for each Dynamic Asset Allocation Portfolio. Each neutral allocation initially divides the assets for the corresponding Dynamic Asset Allocation Portfolio across three broad-based securities benchmark indexes. These three benchmark indexes are the Russell 3000 Index, the MSCI EAFE Index, and the Barclays US Aggregate Bond Index. The Russell 3000 Index measures the performance of the approximately 3000 largest US companies based on total market capitalization, which represents approximately 98% of the US equity market. The MSCI EAFE Index consists of almost 1,000 stocks in 21 countries outside North and South America, and represents approximately 85% of the total market capitalization in those countries. The Barclays US Aggregate Bond Index covers the US dollar-denominated, investment-grade, fixed-rate, taxable bond market of securities that have at least 1-year until final maturity and that are registered with the SEC. This index generally includes US government securities, mortgage-backed securities, asset-backed securities, and corporate securities but generally excludes municipal bonds, bonds with equity-type features (e.g., warrants, convertibility, etc.), private placements, floating-rate issues, and inflation-linked bonds. Generally, the neutral allocation for the more aggressive Dynamic Asset Allocation Portfolios will emphasize investments in the equity asset class while the neutral allocation for the more conservative Dynamic Asset Allocation Portfolios will emphasize investments in the debt/money market asset class. The selection of specific combinations of Underlying Portfolios for each Portfolio generally will be determined by PI. PI will employ various quantitative and qualitative research methods to establish weighted combinations of Underlying Portfolios that are consistent with the neutral allocation for each Portfolio. QMA will then perform its own forward-looking assessment of macroeconomic, market, financial,
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security valuation, and other factors. As a result of this assessment, QMA will further adjust the neutral allocation and the preliminary Underlying Portfolio weights for each Portfolio based upon its views on certain factors, including, but not limited to, the following:
■	asset class (i.e., increase or decrease allocation to Underlying Portfolios focusing primarily on equity or debt securities);
■	geographic focus (i.e., increase or decrease allocation to Underlying Portfolios focusing primarily on domestic or international issuers);
■	investment style (i.e., increase or decrease allocation to Underlying Portfolios focusing primarily on securities with value, growth, or core characteristics);
■	market capitalization (i.e., increase or decrease allocation to Underlying Portfolios focusing primarily on small-cap, mid-cap, or large-cap issuers); and;
■	“off-benchmark” factors (e.g., add exposure to asset sub-classes or investment categories generally not captured in the neutral allocation such as real estate, natural resources, global bonds, limited maturity bonds, high-yield bonds (also referred to as junk bonds), or cash.
Generally, PI and QMA currently expect that the assets of the Dynamic Asset Allocation Portfolios will be invested as set forth in the table below.
	Approximate Net Assets Allocated to Underlying Portfolios Investing Primarily in Equity Securities	Approximate Net Assets Allocated to Underlying Portfolios Investing Primarily in Debt Securities and Money Market Instruments
AST Balanced Asset Allocation Portfolio	60% (Generally range from 52.5%-67.5%)	40% (Generally range from 32.5%-47.5%)
AST Capital Growth Asset Allocation Portfolio	75% (Generally range from 67.5%-80%)	25% (Generally range from 20.0%-32.5%)
AST Defensive Asset Allocation Portfolio	15% (Generally range from 7.5%-22.5%)	85% (Generally range from 77.5%-92.5%)
AST Preservation Asset Allocation Portfolio	35% (Generally range from 27.5%-42.5%)	65% (Generally range from 57.5%-72.5%)
PI and QMA currently expect that any changes to the asset allocation and Underlying Portfolio weights will be effected within the above-referenced ranges. Consistent with each Dynamic Asset Allocation Portfolio's principal investment policies, PI and QMA may, however, change the asset allocation and Underlying Portfolio weights both within and beyond such above-referenced ranges at any time in their sole discretion. In addition, PI and QMA may, at any time in their sole discretion, rebalance a Dynamic Asset Allocation Portfolio's investments to cause its composition to match the asset allocation and Underlying Portfolio weights. Although PI and ASTIS serve as the investment managers of the Underlying Portfolios, the day-to-day investment management of the Underlying Portfolios is the responsibility of the relevant Subadvisers.
Other Investments.
The Dynamic Asset Allocation Portfolios are not limited to investing exclusively in shares of the Underlying Portfolios. Each of these portfolios is now permitted under current law to invest in “securities” as defined under the 1940 Act. Under the 1940 Act and SEC exemptive relief, these Portfolios (among others) may invest in “securities” (e.g. common stocks, bonds, etc.) and futures contracts, options on futures contracts, swap agreements, and other financial and derivative instruments that are not “securities” within the meaning of the 1940 Act (collectively, Other Investments). Up to approximately 5% of each Portfolio's net assets may be allocated to: (i) index futures, other futures contracts, and options thereon to provide liquid exposure to the applicable equity and fixed income benchmark indices and (ii) cash, money market equivalents, short-term debt instruments, money market funds, and short-term debt funds to satisfy all applicable margin requirements for the futures contracts and to provide additional portfolio liquidity to satisfy large-scale redemptions and any variation margin calls with respect to the futures contracts. This Portfolio may also invest in ETFs for additional exposure to relevant markets.
AST Large-Cap Value Portfolio
Investment Objective: current income and long-term growth of income, as well as capital appreciation.
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Principal Investment Policies:
The Portfolio has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its net assets in securities of large capitalization companies. Large capitalization companies are generally those that have market capitalizations, at the time of purchase, within the market capitalization range of the Russell 1000® Value Index. Some of these securities may be acquired in initial public offerings (IPOs). In addition to these principal investments, the Portfolio may invest up to 20% of its total assets in foreign securities.
The Subadviser normally focuses on stocks that have a high cash dividend or payout yield relative to the market. Payout yield is defined as dividend yield plus net share repurchases. The Subadviser also may invest in stocks that don't pay dividends, but have growth potential unrecognized by the market or changes in business or management that indicate growth potential.
AST PIMCO Total Return Bond Portfolio
Investment Objective: to maximize total return, consistent with preservation of capital, and prudent investment management.
Principal Investment Policies:
The Portfolio has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its net assets in fixed income investments which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements.
Portfolio holdings are concentrated in areas of the bond market (based on quality, sector, interest rate or maturity) that the Subadviser believes to be relatively undervalued. In selecting fixed income securities, the Subadviser uses economic forecasting, interest rate anticipation, credit and call risk analysis, foreign currency exchange rate forecasting, and other securities selection techniques. The proportion of the Portfolio's assets committed to investment in securities with particular characteristics (such as maturity, type and coupon rate) will vary based on the Subadviser's outlook for the US and foreign economies, the financial markets, and other factors. The management of duration (a measure of a fixed income security's expected life that incorporates its yield, coupon interest payments, final maturity and call features into one measure) is one of the fundamental tools used by the Subadviser.
The Portfolio invests in fixed income securities of varying maturities. The average portfolio duration of the Portfolio normally varies within two years (plus or minus) of the duration of the Barclays US Aggregate Bond Index, as calculated by PIMCO. The Portfolio may invest up to 10% of its total assets in fixed income securities that are rated below investment grade (junk bonds) but are rated B or higher by Moody's or equivalently rated by S&P or Fitch (or, if unrated, determined by the Subadviser to be of comparable quality(except that within such limitation, the Portfolio may invest in mortgage-backed securities rated below B)). The Portfolio may invest up to 10% of its total assets in preferred stock, convertible securities and other equity related securities.
Generally, over the long term, the return obtained by a portfolio investing primarily in fixed income securities such as the Portfolio is not expected to be as great as that obtained by a portfolio investing in equity securities. At the same time, the risk and price fluctuation of a fixed income fund is expected to be less than that of an equity portfolio, so that a fixed income portfolio is generally considered to be a more conservative investment. However, the Portfolio can and routinely does invest in certain complex fixed income securities (including various types of mortgage- and asset-backed securities) and engage in a number of investment practices (including futures, options, swaps and dollar rolls) as described below, that many other fixed income funds do not utilize. These investments and practices are designed to increase the Portfolio's return or hedge its investments, but may increase the risk to which the Portfolio is subject.
The following paragraphs describe some specific types of fixed income investments that the Portfolio may invest in, and some of the investment practices that the Portfolio will engage in.
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US Government Securities. The Portfolio may invest in various types of US Government securities, including those that are supported by the full faith and credit of the United States; those that are supported by the right of the issuing agency to borrow from the US Treasury; those that are supported by the discretionary authority of the US Government to purchase the agency's obligations; and still others that are supported only by the credit of the instrumentality.
Corporate Debt Securities. Corporate debt securities include corporate bonds, debentures, notes and other similar instruments, including convertible securities and preferred stock. Debt securities may be acquired with warrants attached. The rate of return or return of principal on some debt obligations may be linked or indexed to exchange rates between the US dollar and a foreign currency or currencies.
While the Subadviser may regard some countries or companies as favorable investments, pure fixed income opportunities may be unattractive or limited due to insufficient supply or legal or technical restrictions. In such cases, the Portfolio may consider equity securities or convertible bonds to gain exposure to such investments.
Variable and Floating Rate Securities. Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The interest rates on these securities are tied to other interest rates, such as money-market indices or Treasury bill rates, and reset periodically. While these securities provide the Portfolio with a certain degree of protection against losses caused by rising interest rates, they will cause the Portfolio's interest income to decline if market interest rates decline.
Inflation-Indexed Bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on these bonds is fixed at issuance, and is generally lower than the interest rate on typical bonds. Over the life of the bond, however, this interest will be paid based on a principal value that has been adjusted for inflation. Repayment of the adjusted principal upon maturity may be guaranteed, but the market value of the bonds is not guaranteed, and will fluctuate. The Portfolio may invest in inflation-indexed bonds that do not provide a repayment guarantee. While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to losses.
Event-Linked Bonds. Event-linked bonds are fixed income securities for which the return of principal and payment of interest is contingent upon the non-occurrence of a specific “trigger” event, such as a hurricane, earthquake or other physical or weather-related phenomenon. Some event-linked bonds are commonly referred to as “catastrophe bonds.” If the trigger event occurs, the Portfolio may lose all or a portion of the amount it invested in the bond. Event-linked bonds often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked bonds may also expose the Portfolio to certain unanticipated risks including credit risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked bonds may also be subject to liquidity risk.
Mortgage-Related and Other Asset-Backed Securities. The Portfolio may invest all of its assets in mortgage-backed and other asset-backed securities, including collateralized mortgage obligations. The value of some mortgage-backed and asset-backed securities in which the Portfolio invests may be particularly sensitive to changes in market interest rates.
Reverse Repurchase Agreements and Dollar Rolls. In addition to entering into reverse repurchase agreements, the Portfolio may also enter into dollar rolls. In a dollar roll, the Portfolio sells mortgage-backed or other securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date. The Portfolio forgoes principal and interest paid on the securities sold in a dollar roll, but the Portfolio is compensated by the difference between the sales price and the lower price for the future purchase, as well as by any interest earned on the proceeds of the securities sold. The Portfolio also could be compensated through the receipt of fee income. Reverse repurchase agreements and dollar rolls can be viewed as collateralized borrowings and, like other borrowings, will tend to exaggerate fluctuations in Portfolio's share price and may cause the Portfolio to need to sell portfolio securities at times when it would otherwise not wish to do so.
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Foreign Securities. The Portfolio may invest up to 30% of its total assets in securities denominated in foreign currencies and may invest beyond this limit in US dollar-denominated securities of foreign issuers. The Portfolio may invest up to 15% of its total assets in securities of issuers based in developing countries (as determined by the Subadviser). The Portfolio may buy and sell foreign currency futures contracts and options on foreign currencies and foreign currency futures contracts, and enter into forward foreign currency exchange contracts for the purpose of hedging currency exchange risks arising from the Portfolio's investment or anticipated investment in securities denominated in foreign currencies. The Portfolio may also use foreign currency options and foreign currency forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. Foreign currency exposure (from non-US dollar-denominated securities or currencies) normally will be limited to 20% of the Portfolio's total assets.
Short Sales and Short Sales “ Against the Box.” The Portfolio may make short sales of securities, either as a hedge against potential declines in value of a portfolio security or to realize appreciation when a security that the Portfolio does not own declines in value. When the Portfolio makes a short sale, it borrows the security sold short and delivers it to the broker-dealer through which it made the short sale. the Portfolio may have to pay a fee to borrow particular securities and is often obligated to turn over any payments received on such borrowed securities to the lender of the securities.
The Portfolio secures its obligation to replace the borrowed security by depositing collateral with the broker-dealer, usually in cash, US Government securities or other liquid securities similar to those borrowed. With respect to the uncovered short positions, the Portfolio is required to (1) deposit similar collateral with its custodian or otherwise segregate collateral on its records, to the extent that the value of the collateral in the aggregate is at all times equal to at least 100% of the current market value of the security sold short, or (2) the Portfolio must otherwise cover its short position. Depending on arrangements made with the broker-dealer from which the Portfolio borrowed the security, regarding payment over of any payments received by the Portfolio on such security, the Portfolio may not receive any payments (including interest) on its collateral deposited with such broker-dealer. Because making short sales in securities that it does not own exposes the Portfolio to the risks associated with those securities, such short sales involve speculative exposure risk. As a result, if the Portfolio makes short sales in securities that increase in value, it will likely underperform similar mutual Portfolios that do not make short sales in securities they do not own. The Portfolio will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. The Portfolio will realize a gain if the security declines in price between those dates. There can be no assurance that the Portfolio will be able to close out a short sale position at any particular time or at an acceptable price. Although the Portfolio's gain is limited to the price at which it sold the security short, its potential loss is limited only by the maximum attainable price of the security, less the price at which the security was sold and may, theoretically, be unlimited.
The Portfolio may also make short sales against-the-box. A short sale against-the-box is a short sale in which the Portfolio owns an equal amount of the securities sold short, or securities convertible or exchangeable for, with or without payment of any further consideration, such securities. However, if further consideration is required in connection with the conversion or exchange, cash or other liquid assets, in an amount equal to such consideration must be segregated on the Portfolio's records or with its Custodian.
Derivative Instruments. The Portfolio may purchase and write call and put options on securities, securities indices and on foreign currencies. The Portfolio may invest in interest rate futures contracts, stock index futures contracts and foreign currency futures contracts and options thereon that are traded on US or foreign exchanges or boards of trade. The Portfolio may also enter into swap agreements with respect to foreign currencies, interest rates and securities indices. The Portfolio may use these techniques to hedge against changes in interest rates, currency exchange rates or securities prices or as part of its overall investment strategy. The Portfolio's investments in swap agreements are described directly below.
Swap Agreements. The Portfolio may enter into interest rate, index, total return, credit and currency exchange rate swap agreements for the purposes of attempting to obtain a desired return at a lower cost than if the Portfolio had invested directly in an instrument that yielded the desired return. The Portfolio may also enter into options on swap
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agreements. A swap option is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, the two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular investments or instruments. The returns to be exchanged between the parties are calculated with respect to a “notional amount,” i.e., a specified dollar amount that is hypothetically invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index. Commonly used swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate or “cap”; interest floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.
The Portfolio may enter into credit default swap agreements. The “buyer” in a credit default contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or “par value,” of the reference obligation in exchange for the reference obligation. The Portfolio may be either the buyer or seller in a credit default swap transaction. If the Portfolio is a buyer and no event of default occurs, the Portfolio will lose its investment and recover nothing. However, if an event of default occurs, the Portfolio (if the buyer) will receive the full notional value of the reference obligation that may have little or no value. As a seller, the Portfolio receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided that there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation. Credit default swap transactions involve greater risks than if the Portfolio had invested in the reference obligation directly.
Under most swap agreements entered into by the Portfolio, the parties' obligations are determined on a “net basis.” Consequently, the Portfolio's obligations (or rights) under a swap agreement will generally be equal only to a net amount based on the relative values of the positions held by each party.
Whether the Portfolio's use of swap agreements will be successful will depend on the Subadviser's ability to predict that certain types of investments are likely to produce greater returns than other investments. Moreover, the Portfolio may not receive the expected amount under a swap agreement if the other party to the agreement defaults or becomes bankrupt. The swaps market is relatively new and is largely unregulated.
For purposes of applying the Portfolio's investment policies and restrictions (as stated in this Prospectus and the SAI) swap agreements are generally valued by the Portfolios at market value. In the case of a credit default swap sold by a Portfolio (i.e., where the Portfolio is selling credit default protection), however, the Portfolio will generally value the swap at its notional amount. The manner in which certain securities or other instruments are valued by the Portfolios for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.
Collateralized Debt Obligations. The Portfolio may invest in each, collateralized debt obligations (“CDOs”), collateralized bond obligations (“CBOs”), collateralized loan obligations (“ CLOs”), and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.
For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances.
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Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.
The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Portfolio invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Portfolios as illiquid securities, however an active dealer market may exist for CDOs allowing a CDO to qualify for Rule144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this Prospectus and the SAI (e.g., interest rate risk and default risk), CDOs carry additional risks including, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Portfolio may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.
AST Small-Cap Growth Portfolio
Investment Objective: long-term capital growth.
Principal Investment Policies:
The Portfolio has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its assets in small capitalization companies.
The Portfolio normally pursues its objective by investing primarily in the common stocks of small-capitalization companies. For purposes of the Portfolio, small-capitalization companies are generally those that have market capitalizations no larger than the largest capitalized company included in the Russell 2000® Growth Index at the time of the Portfolio's investment. The size of the companies in the Russell 2000® Growth Index and those on which the Subadvisers intend to focus the Portfolio's investments will change with market conditions.
Eagle is responsible for managing a portion of the Portfolio's assets. Eagle uses extensive fundamental research to seek out rapidly growing, under-researched small cap companies trading at reasonable valuations. Such companies typically have accelerating earnings growth, a high or expanding return on equity, a competent management team with a strong ownership incentive and a positive catalyst such as an exciting new product, a management change or other restructuring.
Securities will generally be sold if they reach what is believed to be an unsustainable valuation, if their fundamentals deteriorate, if the original investment thesis proves to be incorrect or if the industry dynamics have negatively changed.
Emerald is also responsible for managing a portion of the Portfolio’s assets. Emerald seeks to maximize returns and minimize risks by capitalizing on the inefficiencies inherent in today’s small-cap markets. Emerald is dedicated to intense fundamental, bottom-up research designed to identify unrecognized, under-researched, undervalued as well as overvalued companies. Since over 400 of the Russell 2000 companies are covered by two or fewer sell-side brokerage firms, Emerald believes there is extraordinary opportunity in the small capitalization markets. Emerald strives to construct portfolios which bear little resemblance to the broad market and are comprised of companies that “they strive to know better than anyone else.”
Because the Portfolio invests primarily in common stocks, the primary risk of investing in the Portfolio is that the value of the stocks it holds might decrease, and you could lose money. The prices of the securities in the Portfolios will fluctuate. These price movements may occur because of changes in the financial markets as a whole, a
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company's individual situation or industry changes. These risks are greater for companies with smaller market capitalizations because they tend to have more limited product lines, markets and financial resources and may be dependent on a smaller management group than larger, more established companies.
Other Investments:
The Portfolio may invest to a lesser degree in types of securities other than common stocks, including preferred stocks, warrants, and convertible securities. In addition, the Portfolio may invest in the following types of securities and engage in the following investment techniques:
Foreign Securities. The Portfolio may invest up to 15% of its total assets in foreign securities. The Portfolio may invest directly in foreign securities denominated in foreign currencies, or may invest through depositary receipts or passive foreign investment companies. Generally, the same criteria are used to select foreign securities as domestic securities. American Depository Receipts and foreign issuers traded in the United States are not considered to be Foreign Securities for purposes of this investment limitation.
Futures, Options and Other Derivative Instruments. The Portfolio may enter into futures contracts on securities, financial indices and foreign currencies and options on such contracts, and may invest in options on securities, financial indices and foreign currencies, forward contracts and interest rate swaps and swap-related products (collectively derivative instruments). The Portfolio may use derivative instruments to hedge the value of its portfolio against potential adverse movements in securities prices, currency exchange rates or interest rates.
AST T. Rowe Price Large-Cap Growth Portfolio
Investment Objective: long-term growth of capital by investing predominantly in the equity securities of a limited number of large, carefully selected, high-quality US companies that are judged likely to achieve superior earnings growth.
Principal Investment Policies:
The Portfolio takes a growth approach to investing and normally invests at least 80% of its net assets in the common stocks of large companies. As noted earlier a large company is defined as one whose market cap is larger than the median market cap of companies in the Russell 1000® Growth Index. The Portfolio will not automatically sell or cease to purchase stock of a company it already owns just because the company's market capitalization falls below this level. The Subadviser generally looks for companies with an above-average rate of earnings growth and cash flow growth and a lucrative niche in the economy that gives them the ability to sustain earnings momentum even during times of slow economic growth.
Because the Portfolio invests primarily in stocks, the Portfolio is subject to the risks associated with stock investments, and the Portfolio's share price therefore may fluctuate substantially. The Portfolio's share price will be affected by changes in the stock markets generally, and factors specific to a company or an industry will affect the prices of particular stocks held by the Portfolio (for example, poor earnings, loss of major customers, availability of basic resources or supplies, major litigation against a company, or changes in governmental regulation affecting an industry). The Portfolio's focus on large, more-established companies may mean that its level of risk is lower than a fund investing primarily in smaller companies. Because the Portfolio invests in a smaller number of securities than many other funds, changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio's share price.
Other Investments:
In addition to investing in equity securities, the Portfolio also may:
■	invest up to 20% of its net assets in convertible securities;
■	invest up to 10% of its net assets in rights or warrants;
■	invest up to 15% of its total assets in foreign securities;
■	purchase and sell exchange-traded index options and stock index futures contracts; and
■	write covered exchange-traded call and put options on its securities up to 15% of its total assets, and purchase exchange-traded call and put options on common stocks up to, for all purchased options, 10% of its total assets.
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American Depositary Receipts (ADRs) and other US-dollar denominated securities of foreign companies are not considered foreign securities for purposes of the 15% limitation set forth above and may be purchased by the Portfolio.
The Portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses or redeploy assets into more promising opportunities.
AST Wellington Management Hedged Equity Portfolio
Investment Objective: To outperform a mix of 50% Russell 3000 Index, 20% MSCI EAFE Index, and 30% Treasury Bill Index over a full market cycle by preserving capital in adverse markets utilizing an options strategy while maintaining equity exposure in up markets through investments in Wellington's underlying equity investment strategies.
Principal Investment Policies:
General. Under normal circumstances, the Portfolio seeks to achieve its investment objective by investing in a broadly diversified portfolio of common stocks while also pursuing an equity index option overlay. The equity index option overlay involves the purchase of put options on the S&P 500 Index and the sale of call and put options on the S&P 500 Index. By combining these two strategies in a single fund, the Portfolio seeks to provide investors with an investment that generates attractive total returns over a full market cycle with significant downside equity market protection.
The Portfolio utilizes a select spectrum of Wellington Management's equity investment strategies. Under normal circumstances, the Portfolio invests at least 80% of its net assets in the common stocks of small, medium and large companies. The Portfolio's policy of investing at least 80% of its net assets in common stocks is a non-fundamental policy of the Portfolio and may be changed by the Board without shareholder approval. The Portfolio may also invest up to 30% of its assets in the equity securities of foreign issuers and non-dollar denominated securities, including companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets. The Portfolio may trade securities actively.
Description of Equity Index Option Overlay and Index Options. The equity index option overlay strategy is designed to help mitigate capital losses in adverse market environments and employs a put/spread collar to meet this goal. To reduce the Portfolio's risk of loss due to a sharp decline in the value of the general equity market, the Portfolio may purchase index put options on the S&P 500 with respect to a substantial portion of the value of its common stock holdings. In order to help lessen the cost of the long put protection, the equity index option strategy also involves the sale of call options on the S&P 500 Index and the sale of a deeper “ out-of-the-money” put option on the S&P 500 Index with respect to a significant portion of the Wellington Management Portfolio's common stock holdings. The Portfolio may use options based upon other indices if Wellington Management deems this appropriate in particular market circumstances or based on the Portfolio's common stock holdings.
Options on an index differ from options on securities because: (i) the exercise of an index option requires cash payments and does not involve the actual purchase or sale of securities, (ii) the holder of an index option has the right to receive cash upon exercise of the option if the level of the index upon which the option is based (in the case of the Portfolio, the S&P 500 Index) is greater, in the case of a call, or less, in the case of a put, than the exercise price of the option, and (iii) index options reflect price fluctuations in a group of securities or segments of the securities market rather than price fluctuations in a single security.
As the seller of an index call option, the Portfolio receives cash (the premium) from the purchaser. The purchaser of the index call option has the right to any appreciation in the value of the index over a fixed price (the exercise price) on a certain date in the future (the expiration date). The premium, the exercise price and the market value of the index determine the gain or loss realized by the Portfolio as the seller of the index call option.
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As the purchaser of an index put option, the Portfolio, in exchange for paying a premium to the seller, has the right to receive a cash payment from the seller of the option in the event the value of the index is below the exercise price of the index put option upon its expiration. The Portfolio would ordinarily realize a gain if (i) at the end of the index option period, the value of an index decreased below the exercise price of the index put option sufficiently to more than cover the premium and transaction costs or (ii) the Portfolio sells the index put option prior to its expiration at a price that is higher than its cost. The Portfolio purchases index put options to protect the Portfolio from a significant market decline over a short period of time. However, because the Portfolio generally purchases index put options that are significantly “out-of-the-money”, the Portfolio will not be fully covered against all market declines. An index put option is “out-of-the-money” when its exercise price is less than the cash value of the underlying index. In addition, the Portfolio may not own index put options on the full value of its common stock holdings. As a result, the Portfolio may be subject to a greater risk of loss with respect to its common stock holdings in the event of a significant market decline over a short period of time. When evaluating the performance of the put option spread, it is important to understand how the value of an option changes on a daily basis prior to expiration. The market value of an option is a function of market volatility, time to maturity, and how close or far the option is from being in-the-money. While our long put option position can be in-the-money and have significant value when the market declines, the put option we short can also increase in value (detract from performance) due to a sudden drop in the market, increased volatility, and the long time to maturity. In this environment, the time value of the short put position can temporarily offset a portion of the protection provided by the value of the long put.
Through use of its integrated strategy of selling index call and put options and purchasing index put options (supported by an underlying equity portfolio), Wellington Management seeks to provide higher risk adjusted returns over a market cycle than simply owning the underlying equity market index. No assurance can be given that this strategy will be successful or that it will achieve its intended results. In down markets, Wellington Management expects the put protection would help to mitigate downside risk. In steady markets, Wellington Management will seek to overcome any associated performance drag from the options premium through underlying manager performance. In up markets, although Wellington Management will also seek to overcome any associated performance drag from the options premium through underlying manager performance, there may be situations where the call options create a drag on performance versus the underlying equity market index (strong rising markets).
Overview of Equity Investment Strategies. As set forth above, the Portfolio combines a select spectrum of Wellington Management's equity investment strategies. These strategies have a distinct focus on downside risk management. Individual portfolio managers for the various equity strategies may employ a variety of processes with a goal of limiting downside risk, including, but not limited to, use of scenario or probability analysis, a focus on high quality companies, sell discipline, or opportunistic use of cash. The portfolio management team at the overall Portfolio level is tasked with identifying and combining these individual equity strategies into a diversified fund. Underlying equity strategies are combined based on a variety of factors, leveraging the experience of the portfolio management team at the overall Portfolio level in risk management and portfolio construction. These portfolio construction techniques incorporate a qualitative understanding of each underlying portfolio manager and their process along with quantitative techniques such as alpha correlation, style analysis, risk profile analysis and scenario/market environment analysis. Wellington Management structures the overall Portfolio in an attempt to minimize all systematic biases other than capital protection orientation and seeks to obtain the overall Portfolio's investment objective by combining these different equity strategies into a single Portfolio. Each investment approach is focused on total return or growth of capital and is managed according to a distinct investment process to identify securities for purchase or sale. Wellington Management expects that the strategies in the aggregate will represent an opportunistic, flexible and diversified fund profile representing a wide range of investment philosophies, companies, industries and market capitalizations. While the individual portfolio managers for the various equity investment strategies are given full discretion to manage their portion of the Wellington Management Portfolio, the overall portfolio management team is responsible for the addition or removal of investment strategies as well as allocating Portfolio assets among the component investment strategies.
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Temporary Defensive Investments. In response to adverse market, economic, or political conditions, the Portfolio may take a temporary defensive position and invest up to 100% of its assets in money market instruments, including short-term obligations of, or securities guaranteed by, the US Government, its agencies or instrumentalities or in high-quality obligations of banks and corporations, repurchase agreements, or hold up to 100% of its assets in cash, cash equivalents or shares of affiliated money market or short-term bond funds. Investing heavily in these securities limits Wellington Management's ability to achieve the Portfolio's investment objectives, but can help to preserve the Portfolio's assets. The use of temporary defensive investments is inconsistent with the Portfolio's investment objective.
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PRINCIPAL RISKS
Principal Risks of Investing in the Portfolio. The risks identified below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objectives, the Portfolio cannot guarantee success.
Asset-Backed and/or Mortgage-Backed Securities Risk. Asset-backed and mortgage-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables or, in the case of mortgage-backed securities, mortgage loans on residential and/or commercial real estate. Asset-backed and mortgage-backed securities are subject to interest rate risk, credit risk and liquidity risk, which are further described under Fixed income Securities Risk.
Asset-backed and mortgage-backed securities may also be subject to prepayment and extension risks. In a period of declining interest rates, borrowers may repay principal on mortgages or other loan obligations underlying a security more quickly than anticipated, which may require a Portfolio to reinvest the repayment proceeds in securities that pay lower interest rates (prepayment risk). In a period of rising interest rates, prepayments may occur at a slower rate than expected, which may prevent a Portfolio from reinvesting repayment proceeds in securities that pay higher interest rates (extension risk). The more a Portfolio invests in longer-term securities, the more likely it will be affected by changes in interest rates, which may result in lower than anticipated yield-to-maturity and expected returns as well as reduced market value of such securities.
The risks associated with investments in asset-backed and mortgage-backed securities, particularly credit risk, are heightened in connection with investments in loans to “subprime” borrowers or borrowers with blemished credit histories. Some mortgage-backed securities receive government or private support, but there is no assurance that such support will remain in place.
Mortgage-backed securities are a specific type of asset-backed security—one backed by mortgage loans on residential and/or commercial real estate. Therefore, they also have risks related to real estate, including significant sensitivity to changes in real estate prices and interest rates and, in the case of commercial mortgages, office and factory occupancy rates. Moreover, securities backed by mortgages issued by private, non-government issuers may experience higher rates of default on the underlying mortgages than government issued mortgages because private issuer mortgage loans often do not meet the underwriting standards of government-issued mortgages. Private issuer mortgage-backed securities may include loans on commercial or residential properties.
A Portfolio may invest in securities issued or guaranteed by the US government or its agencies and instrumentalities, such as the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), or the Federal Home Loan Mortgage Corporation (Freddie Mac). Unlike Ginnie Mae securities, securities issued or guaranteed by US government-related organizations such as Fannie Mae or Freddie Mac are not backed by the full faith and credit of the US government, and no assurance can be given that the US government would provide financial support to such securities.
Asset Transfer Program Risk. The Portfolios may be used in connection with certain benefit programs under the Contracts. In order for the Participating Insurance Companies to manage the guarantees offered in connection with these benefit programs, the Participating Insurance Companies generally require Contract owners to participate in certain specialized asset transfer programs under which the Participating Insurance Companies will monitor each Contract owner’s account value and, if necessary, will systematically transfer amounts among investment options. The transfers are based on pre-determined, non-discretionary mathematical formulas which generally focus on the amounts guaranteed at specific future dates or the present value of the estimated lifetime payments to be made.
As an example of how the asset transfer formulas operate under certain market environments, a downturn in the equity markets (i.e., a reduction in a Contract owner’s account value within the selected investment options) and certain market return scenarios involving “flat” returns over a period of time may cause the Participating Insurance
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Companies to transfer some or all of such Contract owner’s account value to a fixed-income investment option. In general terms, such transfers are designed to ensure that an appropriate percentage of the projected guaranteed amounts are supported by fixed-income investments. For more information on the benefit programs and asset transfer formulas, please see your Contract prospectus.
These formulas may result in large-scale asset flows into and out of the Portfolios, which, in certain instances, could adversely affect the Portfolios, including their risk profiles, expenses and performance. For example, the asset flows may adversely affect performance by requiring a Portfolio to purchase or sell securities at inopportune times, by otherwise limiting a subadviser’s ability to fully implement a Portfolio’s investment strategies, or by requiring a Portfolio to hold a larger portion of its assets in highly liquid securities that it otherwise would hold. The asset flows may also result in relatively low asset levels and relatively high operating expense ratios for a Portfolio. The efficient operation of the asset flows depends on active and liquid markets. If market liquidity is strained, the assets flows may not operate as intended. For example, it is possible that illiquid markets or other market stress could cause delays in the transfer of cash from one Portfolio to another Portfolio, which in turn could adversely affect performance.
Correlation Risk. The effectiveness of a Portfolio’s equity index option overlay strategy may be reduced if the Portfolio’s equity portfolio holdings do not sufficiently correlate to that of the index underlying its option positions.
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of one or more underlying investments, such as an asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies, and currency exchange rates. Derivatives in which the Portfolios may invest include exchange-traded instruments as well as privately negotiated instruments, also called over-the-counter instruments. Examples of derivatives include options, futures, forward agreements, interest rate swap agreements, credit default swap agreements, and credit-linked securities. A Portfolio may, but is not required to, use derivatives to earn income or enhance returns, manage or adjust its risk profile, replace more traditional direct investments, or obtain exposure to certain markets. The use of derivatives to seek to earn income or enhance returns may be considered speculative.
The use of derivatives involves a variety of risks and costs that are different from, or possibly greater than, investing directly in traditional equity and debt securities, including:
■	Counterparty credit risk. There is a risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to a Portfolio. This risk is especially important in the context of privately negotiated instruments. For example, a Portfolio would be exposed to counterparty credit risk to the extent it enters into a credit default swap, that is, it purchases protection against a default by a debt issuer, and the swap counterparty does not maintain adequate reserves to cover such a default.
■	Leverage risk. Certain derivatives and related trading strategies create debt obligations similar to borrowings, and therefore create, leverage. Leverage can result in losses to a Portfolio that exceed the amount the Portfolio originally invested. To mitigate leverage risk, a Portfolio will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause a Portfolio to liquidate Portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation or coverage requirements.
■	Liquidity and valuation risk. Certain exchange-traded derivatives may be difficult or impossible to buy or sell at the time that the seller would like, or at the price that the seller believes the derivative is currently worth. Privately negotiated instruments may be difficult to terminate, and from time to time, a Portfolio may find it difficult to enter into a transaction that would offset the losses incurred by another derivative that it holds. Derivatives, and especially privately negotiated instruments, also involve the risk of incorrect valuation (that is, the value assigned to the derivative may not always reflect its risks or potential rewards).
■	Hedging risk. Hedging is a strategy in which a Portfolio uses a derivative to offset the risks associated with its other portfolio holdings. While hedging can reduce losses, it can also reduce or eliminate gains or magnify losses if the market moves in a manner different from that anticipated by the Portfolio. Hedging also involves the risk that changes in the value of the derivative will not match the value of the holdings being hedged, to the extent expected by the Portfolio, in which case any losses on the holdings being hedged may not be reduced and in fact may be increased. No assurance can be given that any hedging strategy will reduce risk or that hedging transactions will be either available or cost effective. A Portfolio is not required to use hedging and may choose not to do so.
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■	Commodity risk. A commodity-linked derivative instrument is a financial instrument, the value of which is determined by the value of one or more commodities, such as precious metals and agricultural products, or an index of various commodities. The prices of these instruments historically have been affected by, among other things, overall market movements or fluctuations, such as demand, supply disruptions and speculation, and changes in interest and exchange rates. Commodity-linked derivative instruments may be more volatile than investments in traditional equity and debt securities.
Equity Securities Risk. There is a risk that the value of a particular stock or equity-related security held by a Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’s financial condition. In addition to an individual stock losing value, the value of the equity markets or a sector of those markets in which the Portfolio invests could go down. A Portfolio’ s holdings can vary from broad market indexes, and the performance of a Portfolio can deviate from the performance of such indexes. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments. Such events may result in losses to a Portfolio.
Exchange-Traded Funds (ETF) Risk. The Portfolios may invest in ETFs as an efficient means of carrying out its investment strategies. As with mutual funds (i.e., funds that are not exchange-traded), ETFs charge asset-based fees that a Portfolio will indirectly bear as a result of its investment in an ETF. ETFs are traded on stock exchanges or on the over-the-counter market. ETFs do not charge initial sales charges or redemption fees and investors pay only customary brokerage fees to buy and sell ETF shares.
An investment in an ETF generally presents the same primary risks as an investment in a mutual fund that has the same investment objectives, strategies and policies. In addition, ETFs may be subject to the following risks: (i) the market price of an ETF’s shares may trade above or below their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such an action appropriate, the shares are delisted from the exchange or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally. The price of an ETF can fluctuate, and a Portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down.
Expense Risk. Your actual cost of investing in a Portfolio may be higher than the expenses shown in “Annual Portfolio Operating Expenses” for a variety of reasons. For example, portfolio operating expense ratios may be higher than those shown if a Portfolio’s average net assets decrease, fee waivers or expense limitations change, or the Portfolio incurs more expenses than expected.
Fixed income Securities Risk. Investment in fixed income securities involves a variety of risks, including credit risk, liquidity risk and interest rate risk.
■	Credit risk. Credit risk is the risk that an issuer or guarantor of a security will be unable to pay principal and interest when due, or that the value of the security will suffer because investors believe the issuer is less able to make required principal and interest payments. Credit ratings are intended to provide a measure of credit risk. However, credit ratings are only the opinions of the credit rating agency issuing the ratings and are not guarantees as to quality. The lower the rating of a debt security held by a Portfolio, the greater the degree of credit risk that is perceived to exist by the credit rating agency with respect to that security. Increasing the amount of Portfolio assets allocated lower-rated securities generally will increase the credit risk to which a Portfolio is subject. Information on the ratings issued to debt securities by certain credit rating agencies is included in Appendix I to this Prospectus. Not all securities are rated. In the event that the relevant credit rating agencies assign different ratings to the same security, a Portfolio’s subadviser may determine which rating it believes best reflects the security’s quality and risk at that time. Some but not all US government securities are insured or guaranteed by the US government, while others are only insured or guaranteed by the issuing agency, which must rely on its own resources to repay the debt. Although credit risk may be lower for US government securities than for other investment-grade securities, the return may be lower.
■	Liquidity risk. Liquidity risk is the risk that a Portfolio may not be able to sell some or all of the securities it holds, either at the price it values the security or at any price. Liquidity risk also includes the risk that there may be delays in selling a security, if it can be sold at all.
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■	Interest rate risk. Interest rate risk is the risk that the rates of interest income generated by the fixed income investments of a Portfolio may decline due to a decrease in market interest rates and that the market prices of the fixed income investments of a Portfolio may decline due to an increase in market interest rates. Generally, the longer the maturity of a fixed income security, the greater is the decline in its value when rates increase. As a result, portfolios with longer durations and longer weighted average maturities generally have more volatile share prices than portfolios with shorter durations and shorter weighted average maturities. The prices of fixed income securities generally move in the opposite direction to that of market interest rates. Certain securities acquired by a Portfolio may pay interest at a variable rate or the principal amount of the security periodically adjusts according to the rate of inflation or other measure. In either case, the interest rate at issuance is generally lower than the fixed interest rate of bonds of similar seniority from the same issuer; however, variable interest rate securities generally are subject to a lower risk that their value will decrease during periods of increasing interest rates and increasing inflation.
Foreign Investment Risk. Investment in foreign securities generally involve more risk than investing in securities of US issuers. Foreign securities include investments in securities of foreign issuers denominated in foreign currencies, as well as securities of foreign issuers denominated in US dollars and American Depositary Receipts.
Foreign investment risk includes the following risks:
■	Currency risk. Changes in currency exchange rates may affect the value of foreign securities held by a Portfolio. Currency exchange rates can be volatile and affected by, among other factors, the general economic conditions of a country, the actions of the US and non-US governments or central banks, the imposition of currency controls, and speculation. A security may be denominated in a currency that is different from the currency of the country where the issuer is domiciled. Changes in currency exchange rates may affect the value of foreign securities held by a Portfolio. If a foreign currency grows weaker relative to the US dollar, the value of securities denominated in that foreign currency generally decreases in terms of US dollars. If a Portfolio does not correctly anticipate changes in exchange rates, its share price could decline as a result. A Portfolio may from time to time attempt to hedge a portion of its currency risk using a variety of techniques, including currency futures, forwards, and options. However, these instruments may not always work as intended, and in certain cases a Portfolio may be exposed to losses that are greater than the amount originally invested. For most emerging market currencies, suitable hedging instruments may not be available.
■	Emerging market risk. Countries in emerging markets (e.g., South America, Eastern and Central Europe, Africa and the Pacific Basin countries) may have relatively unstable governments, economies based on only a few industries and securities markets that trade a limited number of securities. Securities of issuers located in these countries tend to have volatile prices and offer the potential for substantial loss as well as gain. In addition, these securities may be less liquid than investments in more established markets as a result of inadequate trading volume or restrictions on trading imposed by the governments of such countries. Emerging markets may also have increased risks associated with clearance and settlement. Delays in settlement could result in periods of uninvested assets, missed investment opportunities or losses for a Portfolio.
■	Foreign market risk. Foreign markets tend to be more volatile than US markets and are generally not subject to regulatory requirements comparable to those in the US In addition, foreign markets are subject to differing custody and settlement practices. Foreign markets are subject to bankruptcy laws different than those in the US, which may result in lower recoveries for investors.
■	Information risk. Financial reporting standards for companies based in foreign markets usually differ from those in the US
■	Liquidity and valuation risk. Stocks that trade less frequently can be more difficult or more costly to buy, or to sell, than more liquid or active stocks. This liquidity risk is a function of the trading volume of a particular stock, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than US markets. This can make buying and selling certain securities more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell a security in an orderly fashion at a price that approaches an estimate of its value.
■	Political risk. Political developments may adversely affect the value of a Portfolio’s foreign securities. In addition, some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits. In addition, a Portfolio’s investments in foreign securities may be subject to the risk of nationalization or expropriation of a foreign corporation’s assets, imposition of currency exchange controls, or restrictions on the repatriation of non-US
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currency, confiscatory taxation, political or financial instability and adverse diplomatic developments. These risks are heightened in all respects with respect to investments in foreign securities issued by foreign corporations and governments located in developing countries or emerging markets.
■	Regulatory risk. Some foreign governments regulate their exchanges less stringently than the US, and the rights of shareholders may not be as firmly established as in the US In general, less information is publicly available about foreign corporations than about US companies.
■	Taxation risk. Many foreign markets are not as open to foreign investors as US markets. A Portfolio may be required to pay special taxes on gains and distributions that are imposed on foreign investors. Payment of these foreign taxes may reduce the investment performance of a Portfolio.
Fund of Funds Risk. A Portfolio that is structured as a “fund of funds” invests primarily in other Portfolios, which we refer to as “Underlying Portfolios.” In addition to the risks associated with the investment in the Underlying Portfolios, these Portfolios are subject to the following risks:
■	To the extent that a Portfolio concentrates its assets among Underlying Portfolios that invest principally in one or several asset classes, a Portfolio may from time to time underperform mutual funds exposed primarily to other asset classes. For example, a Portfolio may be overweighed in the equity asset class when the stock market is falling and the fixed income market is rising. Likewise, a Portfolio may be overweighted in the fixed income asset class when the fixed income market is falling and the stock market is rising.
■	The ability of a Portfolio to achieve its investment objective depends on the ability of the selected Underlying Portfolios to achieve their investment objectives. There is a risk that the selected Underlying Portfolios will underperform relevant markets, relevant indices, or other portfolios with similar investment objectives and strategies.
■	The performance of a Portfolio may be affected by large purchases and redemptions of Underlying Portfolio shares. For example, large purchases and redemptions may cause an Underlying Portfolio to hold a greater percentage of its assets in cash than other portfolios pursuing similar strategies, and large redemptions may cause an Underlying Portfolio to sell assets at inopportune times. Underlying Portfolios that have experienced significant redemptions may, as a result, have higher expense ratios than other portfolios pursuing similar strategies. The Investment Managers and a Portfolio’s subadviser(s) seek to minimize the impact of large purchases and redemptions of Underlying Portfolio shares, but their abilities to do so may be limited.
■	There is a potential conflict of interest between a Portfolio and its Investment Managers and a Portfolio’s subadviser(s). Because the amount of the investment management fees to be retained by the Investment Managers and their affiliates may differ depending upon which Underlying Portfolios are used in connection with a Portfolio, there is a potential conflict of interest for the Investment Managers and a Portfolio’ s subadviser(s) in selecting the Underlying Portfolios. In addition, the Investment Managers and a Portfolio’s subadviser(s) may have an incentive to take into account the effect on an Underlying Portfolio in which the Portfolio may invest in determining whether, and under what circumstances, to purchase or sell shares in that Underlying Portfolio. Although the Investment Managers and a Portfolio’s subadviser(s) take steps to address the potential conflicts of interest, it is possible that the potential conflicts could impact the Portfolios.
Investment Style Risk. Securities of a particular investment style, such as growth or value, tend to perform differently and shift into and out of favor depending on market and economic conditions and investor sentiment, and tend to go through cycles of performing better—or worse—than other segments of the stock market or the overall stock market. As a result, a Portfolio’s performance may at times be worse than the performance of other portfolios that employ different investment styles.
Due to their relatively high valuations, growth stocks are typically more volatile than value stocks. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, share prices may decline significantly, even if earnings do increase. Further, growth stocks may not pay dividends or may pay lower dividends than value stocks. This means they depend more on price changes for returns and may be more adversely affected in a down market compared to value stocks that pay higher dividends.
There is a risk that the value investment style may be out of favor for a period of time, that the market will not recognize a security’s intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced. Historically, value stocks have performed best during periods of economic recovery.
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High-Yield Risk. Investments in high-yield securities and unrated securities of similar credit quality (commonly known as “high yield securities” or “junk bonds”) may be subject to greater levels of interest rate, credit and liquidity risk than investments in investment grade securities. High-yield securities are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for high-yield securities and reduce a Portfolio’s ability to sell its high-yield securities. In addition, the market for lower-rated bonds may be thinner and less active than the market for higher-rated bonds, and the prices of lower-rated bonds may fluctuate more than the prices of higher-rated bonds, particularly in times of market stress.
Industry/Sector Risk. A Portfolio that invests in a single market sector or industry can accumulate larger positions in a single issuer or an industry sector. As a result, the Portfolio's performance may be tied more directly to the success or failure of a smaller group of portfolio holdings.
Leverage Risk. Leverage is the investment of borrowed cash. When using leverage, a Portfolio receives any profit or loss on the amount borrowed and invested, but remains obligated to repay the amount borrowed plus interest. The effect of using leverage is to amplify a Portfolio’s gains and losses in comparison to the amount of a Portfolio’s assets (that is, assets other than borrowed assets) at risk, thus causing the Portfolio to be more volatile. Certain transactions may give rise to a form of leverage. Examples of such transactions include borrowing, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment contracts. To mitigate leverage risk, a Portfolio may segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause a Portfolio to liquidate Portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation or coverage requirements.
License Risk. A Portfolio, the Investment Managers or a subadviser may rely on licenses from third parties that permit the use of intellectual property in connection with the Portfolio’s investment strategies. Such licenses may be terminated by the licensors under certain circumstances, and, as a result, a Portfolio may have to change its investment strategies. Accordingly, the termination of a license may have a significant effect on the operation of the affected Portfolio.
Liquidity and Valuation Risk. From time to time, a Portfolio may hold one or more securities for which there are no or few buyers and sellers or the securities are subject to limitations on transfer. In those cases, a Portfolio may have difficulty determining the values of those securities for the purpose of determining a Portfolio’s net asset value. A Portfolio also may have difficulty disposing of those securities at the values determined by the Portfolio for the purpose of determining the Portfolio’s net asset value, especially during periods of significant net redemptions of Portfolio shares. For example, private equity investments and private real estate-related investments are generally considered illiquid and generally cannot be readily sold. As a result, private real estate-related investments owned by a Portfolio may be valued at fair value pursuant to guidelines established by the Portfolio’s Board of Trustees. No assurance can be given that the fair value prices accurately reflect the price a Portfolio would receive upon the sale of the investment.
Portfolios with principal investment strategies that involve foreign securities, private placement investments, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity and valuation risk.
Liquidity and Valuation Risk Of Private Real Estate-Related Investments. Private real estate-related investments are generally considered illiquid and generally cannot be readily sold. As a result, private real estate-related investments owned by the Global Real Estate Portfolio will be valued at fair value pursuant to guidelines established by the Fund's Board of Trustees. The guidelines incorporate periodic independent appraised value of the properties, but an appraisal is only an estimate of market value. No assurance can be given that the fair value prices accurately reflect the price a Portfolio would receive upon the sale of the investment.
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Market and Management Risk. Market risk is the risk that the markets in which the Portfolios invest will experience market volatility and go down in value, including the possibility that a market will go down sharply and unpredictably. All markets go through cycles, and market risk involves being on the wrong side of a cycle. Factors affecting market risk include political events, broad economic and social changes, and the mood of the investing public. If investor sentiment turns negative, the price of all securities may decline. Management risk is the risk that the investment strategy or PI or a subadviser will not work as intended. All decisions by PI or a subadviser require judgment and are based on imperfect information. In addition, Portfolios managed using an investment model are subject to the risk that the investment model may not perform as expected.
Merger Arbitrage Securities and Distressed Companies Risk. A merger or other restructuring, or a tender or exchange offer, proposed or pending at the time a Portfolio invests in merger arbitrage securities may not be completed on the terms or within the time frame contemplated, resulting in losses to a Portfolio. Debt obligations of distressed companies typically are rated below investment grade, unrated, in default or close to default and are generally more likely to become worthless than the securities of more financially stable companies.
Mid-Sized Company Risk. The shares of mid-sized companies tend to trade less frequently than those of larger, more established companies, which can have an adverse effect on the pricing of these securities and on a Portfolio’s ability to sell the securities. Changes in the demand for these securities generally have a disproportionate effect on their market price, tending to make prices rise more in response to buying demand and fall more in response to selling pressure. Such investments also may be more volatile than investments in larger companies, as mid-sized companies generally experience higher growth and failure rates, and typically have less access to capital.
Mortgage-Backed Securities Risk. A mortgage-backed security is a specific type of asset-backed security - one backed by mortgage loans on residential and/or commercial real estate. Therefore, they have many of the risk characteristics of asset-backed securities, including prepayment and extension risks, as well as interest rate, credit and liquidity risk. Because they are backed by mortgage loans, mortgage-backed securities also have risks related to real estate, including significant sensitivity to changes in real estate prices and interest rates and, in the case of commercial mortgages, office and factory occupancy rates. Many mortgage-backed securities are issued by federal government agencies such as Government National Mortgage Association, also known as Ginnie Mae, or by government-sponsored enterprises such as Federal Home Loan Mortgage Corporation (Freddie Mac) or Federal National Mortgage Association (Fannie Mae). Currently, Freddie Mac and Fannie Mae are in government conservatorship. Private issuer mortgage-backed securities may include loans on commercial or residential properties.
Non-Diversification Risk. A Portfolio is considered “diversified” if, with respect to 75 percent of its total assets, it invests no more than 5 percent of its total assets in the securities of one issuer, and its investments in such issuer represent no more than 10 percent of that issuer’s outstanding voting securities. To the extent that a Portfolio is not diversified, there is a risk that the Portfolio may be adversely affected by the performance of relatively few securities or the securities of a single issuer. A non-diversified Portfolio is therefore more exposed to losses caused by a smaller group of portfolio holdings than a diversified portfolio.
Options Risk. The value of a Portfolio’s positions in index options will fluctuate in response to changes in the value of the underlying index. Selling index call options will tend to reduce the risk of owning stocks, but will also limit the opportunity to profit from an increase in the market value of stocks in exchange for up-front cash at the time of selling the call option. A Portfolio also risks losing all or part of the cash paid for purchasing index put options. Unusual market conditions or the lack of a ready market for any particular option at a specific time may reduce the effectiveness of a Portfolio’s option overlay strategy, and for these and other reasons a Portfolio’s option overlay strategy may not reduce a Portfolio’s volatility to the extent desired. From time to time, a Portfolio may reduce its holdings of put options, resulting in an increased exposure to a market decline.
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Option Cash Flow Risk. A Portfolio may use the net index option premiums it receives from selling both index call options and index put options to lessen the costs of purchasing index put options. The net index option premiums to be received by a Portfolio may, however, vary widely over the short and long-term and may not be sufficient to cover the Portfolio’s costs of purchasing index put options.
Quantitative Model Risk. A Portfolio may use quantitative models as part of their investment process.  Securities or other investments selected using quantitative methods may perform differently from the market as a whole or from their expected performance for many reasons, including factors used in building the quantitative analytical framework, the weights placed on each factor, and changing sources of market returns.  Any errors or imperfections in the subadviser’s quantitative analyses or models, or in the data on which they are based, could adversely affect the subadviser’s effective use of such analyses or models, which in turn could adversely affect a Portfolio’s performance.  There can be no assurance that these methodologies will enable a Portfolio to achieve its objective.
Real Estate Risk. Investments in REITs and real estate-linked derivative instruments will subject a Portfolio to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses. An investment in a real estate-linked derivative instrument that is linked to the value of a REIT is subject to additional risks, such as poor performance by the manager of the REIT, adverse changes to the tax laws, or failure by the REIT to qualify for tax-free pass-through of income under the tax laws. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property and, as a result, may be more exposed to events that adversely affect such properties or areas than REITs that invest more broadly.
Recent Events Risk. The ongoing financial and debt crises have caused increased volatility and significant declines in the value and liquidity of many securities in US and foreign financial markets. This environment could make identifying investment risks and opportunities especially difficult. These market conditions may continue or get worse. In response to these crises, the US and other governments, and their agencies and instrumentalities such as the Federal Reserve and certain foreign central banks, have taken steps to support financial markets. The reduction or withdrawal of these measures could negatively affect the overall economy and/or the value and liquidity of certain securities. In addition, the impact of legislation enacted in the United States calling for reform of many aspects of financial regulation, and the corresponding regulatory changes on the markets and the practical implications for market participants, may not be known for some time.
Short Sale Risk. A Portfolio that sells a security short in effect borrows and then sells the security with the expectation that it will later repurchase the security at a lower price and then return the amount borrowed with interest. In contrast, when a Portfolio buys a security long, it purchases the security with cash with the expectation that it later will sell the security at a higher price. A Portfolio that enters into short sales exposes the Portfolio to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Portfolio. Theoretically, the amount of these losses can be unlimited, although for fixed income securities an interest rate of 0% forms an effective limit on how high a security’s price would be expected to rise. Although a Portfolio may try to reduce risk by holding both long and short positions at the same time, it is possible that the Portfolio’s securities held long will decline in value at the same time that the value of the Portfolio’s securities sold short increases, thereby increasing the potential for loss.
Small Sized Company Risk. The shares of small sized companies tend to trade less frequently than those of larger, more established companies, which can have an adverse effect on the price of these securities and on a Portfolio’s ability to sell these securities. Changes in the demand for these securities generally have a disproportionate effect on their market price, tending to make prices rise more in response to buying demand and fall more in response to selling pressure. Such investments also may be more volatile than investments in larger companies, as smaller companies generally experience higher growth and failure rates, and typically have less diversified product lines, less experienced senior management, and less access to capital than larger companies. In the case of small sized technology companies, the risks associated with technology company stocks, which tend to be more volatile than other sectors, are magnified.
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Small and Medium Sized Company Risk. The shares of small and medium sized companies tend to trade less frequently than those of larger, more established companies, which can have an adverse effect on the price of these securities and on a Portfolio’s ability to sell these securities. Changes in the demand for these securities generally have a disproportionate effect on their market price, tending to make prices rise more in response to buying demand and fall more in response to selling pressure. Such investments also may be more volatile than investments in larger companies, as smaller and medium sized companies generally experience higher growth and failure rates, and typically have less diversified product lines, less experienced senior management, and less access to capital than larger companies. In the case of small sized technology companies, the risks associated with technology company stocks, which tend to be more volatile than other sectors, are magnified.
Value Style Risk. There is a risk that the value investment style may be out of favor for a period of time, that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced. Historically, value stocks have performed best during periods of economic recovery.
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HOW THE FUND IS MANAGED
Board of Trustees
The Board oversees the actions of the investment managers and the Subadvisers and decides on general policies. The Board also oversees the Fund's officers who conduct and supervise the daily business operations of the Fund.
Investment Managers
Prudential Investments LLC (PI) Gateway Center Three, 100 Mulberry Street, Newark, New Jersey, and AST Investment Services, Inc. (ASTIS) One Corporate Drive, Shelton, Connecticut, and serve as co-investment managers of the Fund. PI and ASTIS serve as co-investment managers for each Portfolio of the Fund, except for AST AQR Emerging Markets Equity Portfolio and AST Schroders Global Tactical Portfolio, for which PI serves as the sole investment manager. ASTIS has been in business providing advisory services since 1992. PI has been in business providing advisory services since 1996.
The Fund's Investment Management Agreements, on behalf of each Portfolio, with AST and PI, as applicable (the Management Agreements), provide that the Investment Managers will furnish each applicable Portfolio with investment advice and administrative services subject to the supervision of the Board and in conformity with the stated policies of the applicable Portfolio. The investment managers must also provide, or obtain and supervise, the executive, administrative, accounting, custody, transfer agent and shareholder servicing services that are deemed advisable by the Board.
The Investment Managers have engaged the Subadvisers to conduct the investment programs of the Portfolios, including the purchase, retention and sale of portfolio securities and other financial instruments. The Investment Managers are responsible for monitoring the activities of the Subadvisers and reporting on such activities to the Board. The Fund has obtained an exemption from the SEC that permits the Investment Managers, subject to approval by the Board, to change Subadvisers for a Portfolio by: (i) entering into new subadvisory agreements with non-affiliated subadvisers, without obtaining shareholder approval of such changes (note: the exemption does not apply to the AST Franklin Templeton Founding Funds Allocation Portfolio; shareholder approval of new subadvisory agreements for this Portfolio only is required) and (ii) entering into new subadvisory agreements with affiliated subadvisers with shareholder approval of such changes. This exemption (which is similar to exemptions granted to other investment companies that are organized in a manner similar to the Fund) is intended to facilitate the efficient supervision and management of the Subadvisers by the investment managers and the Board. PI also participates in the day-to-day management of several Portfolios, a noted both in the Summary section for the relevant Portfolios earlier in this Prospectus and the “Portfolio Managers” section later in this Prospectus.
If there is more than one subadviser for a Portfolio, the Investment Managers will determine the division of the assets for that Portfolio among the applicable Subadvisers under normal conditions. All daily cash inflows (that is, purchases and reinvested distributions) and outflows (that is, redemptions and expense items) will be divided among such Subadvisers as the Investment Managers deem appropriate. The Investment Managers may change the target allocation of assets among Subadvisers, transfer assets between Subadvisers, or change the allocation of cash inflows or cash outflows among Subadvisers for any reason and at any time without notice. As a consequence, the investment managers may allocate assets or cash flows from a portfolio segment that has appreciated more to another portfolio segment.
Reallocations of assets among the Subadvisers and PI may result in additional costs since sales of securities may result in higher portfolio turnover. Also, because the Subadvisers and PI select portfolio securities independently, it is possible that a security held by a portfolio segment may also be held by another portfolio segment of the Portfolio or that certain Subadvisers or PI may simultaneously favor the same industry. PI will monitor the overall portfolio to ensure that any such overlaps do not create an unintended industry concentration. In addition, if a Subadviser or the Investment Managers buy a security as another Subadviser or PI sells it, the net position of the Portfolio in the security may be approximately the same as it would have been with a single portfolio and no such sale and
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purchase, but the Portfolio will have incurred additional costs. The investment managers will consider these costs in determining the allocation of assets or cash flows. The investment managers will consider the timing of asset and cash flow reallocations based upon the best interests of each Portfolio and its shareholders.
A discussion regarding the basis for the Board's approval of the Fund's investment advisory agreements is available in the Fund's semi-annual report (for agreements approved during the six month period ended June 30) and in the Fund's annual report (for agreements approved during the six month period ended December 31).
Investment Management Fees
Set forth below are the total effective annualized investment management fees paid (as a percentage of average net assets) by each Portfolio of the Fund to the investment managers during 2012:
AST Balanced Asset Allocation	0.14%
AST BlackRock Global Strategies	0.99%
AST Large-Cap Value	0.68%
AST PIMCO Total Return Bond	0.65%
AST Preservation Asset Allocation	0.14%
AST Small-Cap Growth	0.90%
AST T. Rowe Price Large-Cap Growth	0.87%
AST Wellington Management Hedged Equity	1.00%
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Investment Subadvisers
The Portfolios of the Fund each have one more or more investment Subadvisers providing the day-to-day investment management of the Portfolio. PI also participates in the day-to-day management of several Portfolios, as noted in the “Portfolio Managers” section later in this Prospectus. The investment managers pay each investment Subadviser a subadvisory fee out of the fee that the investment managers receive from the Fund. The investment Subadvisers for each Portfolio of the Fund are described below:
BlackRock Investment Management, LLC (BlackRock), is a registered investment adviser and a commodity pool operator organized in 1999. BlackRock and its affiliates had approximately $3.792 trillion in investment company and other portfolio assets under management as of December 31, 2012. BlackRock's address is 800 Scudders Mill Road, Plainsboro, New Jersey 08536.
BlackRock Financial Management, Inc. is a registered investment adviser and a commodity pool operator organized in Delaware. BlackRock and its affiliates had approximately $3.792 trillion in investment company and other portfolio assets under management as of December 31, 2012. BlackRock's address is 55 East 52nd Street, New York, New York 10055.
Eagle Asset Management, Inc. (Eagle) is a wholly-owned subsidiary of Raymond James Financial, Inc. that was founded in 1976. Eagle employs approximately 40 investment professionals, and has approximately $20.7 billion in assets under management as of December 31, 2012. Eagle's address is 880 Carillon Parkway, St. Petersburg, Florida 33716.
Eaton Vance Management (Eaton Vance) is one of the oldest financial services firms in the United States, with a history dating to 1924. Eaton Vance was created in 1979 by the merger of two Boston-based investment management companies—Eaton Howard, Inc. (founded in 1924) and Vance Sanders Company, Inc. (founded in 1934). As such, Eaton Vance is the product of a union between two Boston-based money managers whose roots date to the founding days of the U.S. investment management industry. Eaton Vance, a wholly-owned subsidiary of Eaton Vance Corp., has its principal offices at Two International Place, Boston, Massachusetts 02110. As of December 31, 2011, Eaton Vance and its affiliates had over $180 billion in assets under management.
Emerald Mutual Fund Advisers Trust (Emerald) is a wholly-owned subsidiary of Emerald Advisers, Inc. (Emerald Advisers) and was established to allow for Emerald Advisers to serve in a sub-advisor capacity for mutual fund and other registered investment companies. Emerald Advisers has been providing professional advisory services to institutional investors, high net worth individuals and the overall general public through quality separate account management and sub-advised mutual funds since 1992. As of December 31, 2012, Emerald Advisers had approximately $2.0 billion in assets under management. Emerald is located at 3175 Oregon Pike, Leola, Pennsylvania 17540.
Hotchkis and Wiley Capital Management, LLC (Hotchkis and Wiley) is a registered investment adviser, the primary members of which are HWCap Holdings, a limited liability company whose members are current and former employees of Hotchkis and Wiley and Stephens-HW, LLC, a limited liability company whose primary member is SF Holding Corp., which is a diversified holding company. As of December 31, 2012, Hotchkis and Wiley had approximately $18.8 billion in assets under management. Hotchkis and Wiley's address is 725 South Figueroa Street, 39th Floor, Los Angeles, California 90017-5439.
Pacific Investment Management Company LLC (PIMCO) is a majority-owned subsidiary of Allianz Asset Management with a minority interest held by PIMCO Partners, LLC, a California limited liability company. Prior to December 31, 2011, Allianz Asset Management was named Allianz Global Investors of America L.P. PIMCO Partners, LLC is owned by the current managing directors and executive management of PIMCO. Through various holding company structures, Allianz Asset Management is majority owned by Allianz SE. As of December 31, 2012, PIMCO managed $2.003 trillion in assets. PIMCO's address is 840 Newport Center Drive, Newport Beach, California 92660.
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Quantitative Management Associates LLC (QMA) is a wholly owned subsidiary of PIM. QMA manages equity and balanced portfolios for institutional and retail clients. As of December 31, 2012, QMA managed $86.3 billion in assets, including $41.2 billion that QMA, as a balanced manager, allocated to investment vehicles advised by affiliated and unaffiliated managers. QMA's address is Gateway Center Two, 100 Mulberry Street, Newark, New Jersey 07102.
T. Rowe Price Associates, Inc. (T. Rowe Price) and its affiliates managed approximately $576.8 billion in assets as of December 31, 2012. T. Rowe Price's address is 100 East Pratt Street, Baltimore, Maryland 21202.
T. Rowe Price International Ltd. (T. Rowe Price International), was organized in 2000 as a United Kingdom corporation and is a wholly owned subsidiary of T. Rowe Price. In 2010, the corporation changed its name from T. Rowe Price Global Investment Services Limited to T. Rowe Price International Ltd. T. Rowe Price International is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, and is also registered or licensed with the U.K. Financial Services Authority, the Kanto Local Finance Bureau, and the Financial Services Agency of Japan. T. Rowe Price International is headquartered in London and has several other branch offices around the world.
Wellington Management Company, LLP (Wellington Management) is a Massachusetts limited liability partnership. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years. As of December 31, 2012, Wellington Management had investment management authority with respect to approximately $758 billion in assets. The address of Wellington Management is 280 Congress Street, Boston, Massachusetts 02210.
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Portfolio Managers
Information about the portfolio managers responsible for the day-to-day management of the Fund's Portfolios is set forth below.
In addition to the information set forth below, the SAI provides additional information about each Portfolio Manager's compensation, other accounts managed by each Portfolio Manager, and each Portfolio Manager's ownership of shares of the Fund's Portfolios.
AST BlackRock Global Strategies Portfolio
Phil Green, Managing Director, is co-head of the Global Multi-Asset Strategies team in BlackRock's Multi-Asset Client Solutions (BMACS) group. BMACS is responsible for developing, assembling and managing investment solutions involving multiple strategies and asset classes. He is the lead portfolio manager for BlackRock's Asset Allocation Fund, Hedged Equity Platform, Prepared Portfolios (Target Date/Target Risk) and other multi-asset retail and institutional portfolios. Mr. Green's service with the firm dates back to 1999, including his years with Merrill Lynch Investment Managers (MLIM), which merged with BlackRock in 2006. At MLIM, he was responsible for a variety of asset allocation and equity strategies. Prior to joining MLIM, Mr. Green was a Managing Director at Bankers Trust Company. During his career, Mr. Green has helped build and lead a quantitative equity team, an active asset allocation team and a currency overlay team. He is the author of many articles on investing, some of which have been published in the Financial Analysts Journal, Journal of Foreign Exchange & Money Markets, and the Journal of Investing.
Mr. Green earned a BS degree in economics from the Wharton School of the University of Pennsylvania and an MBA degree in finance from the Stern School of Business of New York University.
AST Dynamic Asset Allocation Portfolios
■	AST Balanced Asset Allocation Portfolio
■	AST Capital Growth Asset Allocation Portfolio
■	AST Defensive Asset Allocation Portfolio
■	AST Preservation Asset Allocation Portfolio
The Investment Managers typically use teams of portfolio managers and analysts to manage each Portfolio. The following portfolio managers share overall responsibility for coordinating the Portfolios' activities, including determining appropriate asset allocations and Underlying Portfolio weights, reviewing overall Portfolio compositions for compliance with stated investment objectives and strategies, and monitoring cash flows.
PI. Brian Ahrens is a portfolio manager for the AST Dynamic Asset Allocation Portfolios and Senior Vice President and Head of the Strategic Investment Research Group of Prudential Investments. He focuses on portfolio risk oversight, manager fulfillment, and the allocation of assets among managers. Mr. Ahrens oversees a staff of 17 investment professionals who focus on investment consulting, portfolio construction, and risk oversight activities. Mr. Ahrens has been with Prudential for over 15 years. Mr. Ahrens earned his MBA in Finance from the Stern School of Business at New York University. He graduated from James Madison University with a double major in Finance and German. He is series 7, series 24 and series 63 certified, CIMA certified, and holds the Chartered Financial Analyst (CFA) designation.
Andrei Marinich is a senior research analyst focused on portfolio construction in the Strategic Investment Research Group. Mr. Marinich oversees a team focused on discretionary management of multi-manager investment portfolios including risk budgeting and manager allocation within both traditional and alternative asset classes. Prior to joining Prudential in October 2000, Mr. Marinich worked for PaineWebber, Inc. (now known as UBS Financial Services Inc) and its subsidiaries. While at PaineWebber he worked as an investment manager research analyst in the managed money area and as a senior portfolio analyst while at Mitchell Hutchins Asset Management, the asset management arm of PaineWebber. A member of the New York Society of Securities Analysts and the CFA Institute, Mr. Marinich is
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a graduate of Rutgers University with a degree in Economics and holds the Certified Investment Management Analyst (CIMA) designation from the Wharton School of the University of Pennsylvania and the Investment Management Consultants Association. He also holds the CFA designation.
QMA. Marcus Perl, is a portfolio manager for the AST Dynamic Asset Allocation Portfolios and a Vice President of QMA. He focuses on the quantitative modeling of asset allocation strategies, financial market research, and the formulation of investment strategy. Prior to joining Prudential in October 2000, Mr. Perl was Vice President at FX Concepts where he was responsible for market risk modeling, performance analytics, and statistical research. He also worked as an Associate at Wilshire Associates. Mr. Perl holds an MA in Finance from the Warsaw School of Economics, an MA in Econometrics from California State University Long Beach, and an MA in Economics from the University of Southern California.
Edward L. Campbell, CFA, is a portfolio manager for the AST Dynamic Asset Allocation Portfolios and a Principal of QMA. He focuses on global macroeconomic and financial market research and the formulation of investment strategy. Prior to rejoining Prudential in August 2003, Mr. Campbell spent three years with Trilogy Advisors LLC, a $5 billion asset management firm. He also previously worked as a senior investment manager research analyst with Prudential Securities and PI. Mr. Campbell is a member of the New York Society of Securities Analysts and the CFA Institute. He received a BS in Economics and International Business from The City University of New York and holds the Chartered Financial Analyst designation.
Joel M. Kallman, CFA, is a Senior Associate and Portfolio Manager for QMA and a member of the asset allocation team. He also conducts economic and market valuation research. Joel has also held various positions within Prudential's fixed income group, in areas such as high-yield credit analysis and performance reporting. He earned a BS and MBA in Finance from Rutgers University. He is also a member of the New York Society of Security Analysts and holds the Chartered Financial Analyst (CFA) designation.
AST Large-Cap Value Portfolio
Hotchkis and Wiley Segment. Hotchkis and Wiley manages institutional separate accounts and is the advisor and sub-advisor to mutual funds, including the Portfolio. The investment process employed is the same for similar accounts, including the Portfolio and is team-based utilizing primarily in-house, fundamental research. The investment research staff is organized by industry and sector and supports all of the accounts managed in each of the Hotchkis and Wiley investment strategies. Portfolio coordinators for each strategy ensure that the best thinking of the investment team is reflected in the “target portfolios”. Investment ideas for the Portfolio are generated by Hotchkis' investment team. Hotchkis and Wiley has identified the portfolio managers with the most significant responsibility for the Portfolio. The list does not include all members of the investment team.
George Davis, Judd Peters, Scott McBride, Patricia McKenna and Sheldon Lieberman participate in the investment research review and decision-making process for the Portfolio. Mr. McBride, Mr. Peters and Mr. Davis coordinate the day to day management of the Portfolio. Mr. Davis, Principal, Portfolio Manager and Chief Executive Officer, joined Hotchkis' investment team in 1988. Mr. Peters, Portfolio Manager, joined Hotchkis' investment team in 1999. Mr. McBride, Portfolio Manager, joined Hotchkis' investment team in 2001. Ms. McKenna, Principal and Portfolio Manager, joined Hotchkis' investment team in 1995. Mr. Lieberman, Principal and Portfolio Manager, joined Hotchkis' investment team in 1994.
AST PIMCO Total Return Bond Portfolio
William H. Gross, CFA is a founder, managing director and co-CIO of PIMCO based in the Newport Beach office. He has been with PIMCO since he co-founded the firm in 1971 and oversees the management of more than $1.9 trillion of securities. He is the author of numerous articles on the bond market, as well as the book, “Everything You’ve Heard About Investing is Wrong,” published in 1997. Among the awards he has received, Morningstar named Mr. Gross and his investment team Fixed Income Manager of the Decade for 2000-2009 and Fixed Income Manager of the Year for 1998, 2000, and 2007 (the first three-time recipient). He received the Bond Market Association’s Distinguished Service Award in 2000 and became the first portfolio manager inducted into the Fixed Income Analysts Society's hall of fame in 1996. Mr. Gross is a seven-time Barron's Roundtable panelist (2005-2011), appearing in the
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annual issue featuring the industry's top investment experts, and he received the Money Management Lifetime Achievement Award from Institutional Investor magazine in 2011. In a survey conducted by Pensions and Investments magazine in 1993, he was recognized by his peers as the most influential authority on the bond market in the U.S. He has 43 years of investment experience and holds an MBA from the Anderson School of Management at the University of California, Los Angeles. He received his undergraduate degree from Duke University.
AST Small-Cap Growth Portfolio
Eagle Segment. The portfolio manager primarily responsible for management of the segment of the Portfolio managed by Eagle is Bert L. Boksen, CFA. Mr. Boksen is Senior Vice President and Managing Director of Eagle. He earned a BA in Business from City College of New York in 1970, and an MBA in Finance from St. John's University in 1977. Mr. Boksen is a Chartered Financial Analyst. Since January 2002, Mr. Boksen has served as Manager and President of EB Management I, LLC, general partner of Investment Partnership. Since April 1995, Mr. Boksen has served as Senior Vice President of Eagle Asset Management, Inc. He has portfolio management responsibilities for the Small Cap Growth Equity accounts. Mr. Boksen was appointed Managing Director of Eagle in June 1999. Prior to joining Eagle, Mr. Boksen was Senior Vice President and Chief Investment Officer of Raymond James Associates, Inc., where he was Chairman of the Raymond James Focus Committee. Mr. Boksen has been a registered representative of Raymond James Associates, Inc., since 1979.
Mr. Boksen is assisted by Eric Mintz, CFA. Mr. Mintz is an Portfolio Co-Manager for Small Cap Growth equity accounts. Mr. Mintz joined Eagle in 2005 as a Senior Research Analyst and brings 12 years of investment experience as an analyst and research associate. He holds a BA in economics from Washington and Lee University and earned his MBA from the University of Southern California. Mintz received his Chartered Financial Analyst designation in 2000.
Emerald Segment. The portfolio managers primarily responsible for management of the segment of the Portfolio managed by Emerald are Kenneth G. Mertz II, CFA, Stacey L. Sears, and Joseph W. Garner.
Mr. Mertz is Chief Investment Officer and President of Emerald Advisers, Inc. and part of the Small Cap Portfolio Management team. Mr. Mertz was past Trustee and Vice President of the Emerald Mutual Funds; Chief Investment Officer, PA State Employees’ Retirement System (1985-1992); Member, CFA Institute; past Member, Pennsylvania State University Research Foundation; past Trustee, Evangelical Lutheran Church in America Board of Pensions; past Trustee, Pennsylvania State University Endowment Council (1998-2004); and past Chair, President, & Director of Central Pennsylvania Investment Managers. He is currently a board member of Diakon, a social ministries continuing care provider, and the Chairman of the Diakon Lutheran Fund of its endowment arm. Mr. Mertz graduated from Millersville University with a BA in Economics.
Ms. Sears is Senior Vice President and has been a member of the Small Cap Portfolio Management team since 2002. Ms. Sears has been employed by Emerald since 1992 and maintains research coverage of the Retail, Apparel, Consumer Goods and Consumer Technology companies. She has been quoted in Fortune, Money, the Dow Jones News Service and various regional newspapers. Ms. Sears received a BS in Business Administration from Millersville University and an MBA from Villanova University.
Mr. Garner is Director of Research and a member of the Small Cap Portfolio Management team. Mr. Garner’s research efforts are focused on small and mid-sized firms in the Business Services, Capital Goods, Consumer, Financial Services, and Technology sectors. Mr. Garner served as President of the Millersville University Foundation and previously served as Chair of the Board's Investment Committee. Prior to joining Emerald in 1994, Mr. Garner was the Program Manager of the PA Economic Development Financing Authority (PEDFA) and an Economic Development Analyst with the PA Department of Commerce’s Office of Technology Development. Mr. Garner received an MBA from the Katz Graduate School of Business, University of Pittsburgh, and graduated magna cum laude with a BA in Economics from Millersville University.
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AST T. Rowe Price Large-Cap Growth Portfolio
T. Rowe Price manages the Portfolio through an Investment Advisory Committee. The Committee Chairman has day-to-day responsibility for managing the Portfolio and works with the Committee in developing and executing the Portfolio's investment program. Robert Sharps is the Investment Advisory Committee Member responsible for the Portfolio.
Mr. Sharps is a Vice President of T. Rowe Price Group, Inc., and T. Rowe Price Associates, Inc. He is also the lead Portfolio Manager on the Large-Cap Growth Strategy Team in the Equity Division. Mr. Sharps serves as Vice President and an Investment Advisory Committee member of the Growth Stock Fund, Blue Chip Growth Fund, Global Stock Fund, and New America Growth Fund. He is also a member of the Investment Advisory Committee of the Tax-Efficient Growth Fund. Prior to joining the firm in 1997, Mr. Sharps was a Senior Consultant at KPMG Peat Marwick. He earned a BS, summa cum laude, in Accounting from Towson University and an MBA in Finance from the Wharton School, University of Pennsylvania. Mr. Sharps has also earned the Chartered Financial Analyst and Certified Public Accountant accreditations.
AST Wellington Management Hedged Equity Portfolio
The Portfolio is managed by Kent Stahl and Gregg Thomas.
Kent M. Stahl, CFA Senior Vice President and Director of Investments and Risk Management of Wellington Management, serves as the Portfolio Manager of the Portfolio. Mr. Stahl joined Wellington Management as an investment professional in 1998.
Gregg R. Thomas, CFA, Vice President and Director of Risk Management of Wellington Management, is involved in portfolio management and securities analysis for the Portfolio. Mr. Thomas joined Wellington Management as an investment professional in 2001.
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HOW TO BUY AND SELL SHARES OF THE PORTFOLIOS
Purchasing and Redeeming Shares of the Portfolios
The way to invest in the Portfolios is through certain variable life insurance and variable annuity contracts. Together with this prospectus, you should have received a prospectus for such a Contract. You should refer to that prospectus for further information on investing in the Portfolios.
Shares are redeemed for cash within seven days of receipt of a proper notice of redemption or sooner if required by law. There is no redemption charge. We may suspend the right to redeem shares or receive payment when the New York Stock Exchange (NYSE) is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.
Redemption in Kind
The Fund may pay the redemption price to shareholders of record (generally, the insurance company separate accounts holding Fund shares) in whole or in part by a distribution in-kind of securities from the relevant investment portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the SEC and procedures adopted by the Board. Securities will be readily marketable and will be valued in the same manner as in a regular redemption.
If shares are redeemed in kind, the recipient will incur transaction costs in converting such assets into cash. These procedures govern the redemption by the shareholder of record, generally an insurance company separate account. The procedures do not affect payments by an insurance company to a contract owner under a variable contract.
Frequent Purchases or Redemptions of Portfolio Shares
The Fund is part of the group of investment companies advised by PI that seeks to prevent patterns of frequent purchases and redemptions of shares by its investors (the PI funds). Frequent purchases and redemptions may adversely affect the investment performance and interests of long-term investors in the Portfolios. When an investor engages in frequent or short-term trading, the PI funds may have to sell portfolio securities to have the cash necessary to pay the redemption amounts. This may cause the PI funds to sell Portfolio securities at inopportune times, hurting their investment performance. When large dollar amounts are involved, frequent trading can also make it difficult for the PI funds to use long-term investment strategies because they cannot predict how much cash they will have to invest. In addition, if a PI fund is forced to liquidate investments due to short-term trading activity, it may incur increased transaction and tax costs.
Similarly, the PI funds may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of short-term trading. Moreover, frequent or short-term trading by certain investors may cause dilution in the value of PI fund shares held by other investors. PI funds that invest in foreign securities may be particularly susceptible to frequent trading, because time zone differences among international stock markets can allow an investor engaging in short-term trading to exploit fund share prices that may be based on closing prices of foreign securities established some time before the fund calculates its own share price. PI funds that invest in certain fixed income securities, such as high-yield bonds or certain asset-backed securities, may also constitute effective vehicles for an investor's frequent trading strategies.
The Boards of Directors/Trustees of the PI funds, including the Fund, have adopted policies and procedures designed to discourage or prevent frequent trading by investors. The policies and procedures for the Fund are limited, however, because the Fund does not directly sell its shares directly to the public. Instead, Portfolio shares are sold only to insurance company separate accounts that fund variable annuity contracts and variable life insurance policies (together, the contracts). Therefore, Participating Insurance Companies, not the Fund, maintain the individual contract owner account records. Each Participating Insurance Company submits to the Fund's transfer agent daily aggregate orders combining the transactions of many contract owners. Therefore, the Fund and its transfer agent do not monitor trading by individual contract owners.
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Under the Fund's policies and procedures, the Fund has notified each Participating Insurance Company that the Fund expects the insurance company to impose restrictions on transfers by contract owners. The current Participating Insurance Companies are Prudential and two insurance companies not affiliated with Prudential. The Fund may add additional Participating Insurance Companies in the future. The Fund receives reports on the trading restrictions imposed by Prudential on variable contract owners investing in the Portfolios, and the Fund monitors the aggregate cash flows received from unaffiliated insurance companies. In addition, the Fund has entered shareholder information agreements with Participating Insurance Companies as required by Rule 22c-2 under the 1940 Act. Under these agreements, the Participating Insurance Companies have agreed to: (i) provide certain information regarding contract owners who engage in transactions involving Portfolio shares and (ii) execute any instructions from the Fund to restrict or prohibit further purchases or exchanges of Portfolio shares by contract owners who have been identified by the Fund as having engaged in transactions in Portfolio shares that violate the Fund's frequent trading policies and procedures. The Fund and its transfer agent also reserve the right to reject all or a portion of a purchase order from a Participating Insurance Company. If a purchase order is rejected, the purchase amount will be returned to the insurance company.
The Fund also employs fair value pricing procedures to deter frequent trading. Those procedures are described in more detail under “Net Asset Value,” below.
Each Fund of Funds invests primarily or exclusively in other Portfolios of the Fund that are not operated as Funds of Funds. These portfolios in which the Funds of Funds invest are referred to as Underlying Fund Portfolios. The policies that have been implemented by the Participating Insurance Companies to discourage frequent trading apply to transactions in Funds of Funds shares. Transactions by the Funds of Funds in Underlying Fund Portfolio shares, however, are not subject to any limitations and are not considered frequent or short-term trading. For example, the Funds of Funds may engage in significant transactions in Underlying Fund Portfolio shares in order to: (i) change their investment focus, (ii) rebalance their investments to match the then-current asset allocation mix, (iii) respond to significant purchases or redemptions of Fund of Funds shares, or (iv) respond to changes required by the underlying contracts. These transactions by the Funds of Funds in Underlying Fund Portfolio shares may be disruptive to the management of an Underlying Fund Portfolio because such transactions may: (i) cause the Underlying Fund Portfolio to sell portfolio securities at inopportune times to have the cash necessary to pay redemption requests, hurting their investment performance, (ii) make it difficult for the Subadvisers for the Underlying Fund Portfolios to fully implement their investment strategies, and (iii) lead to increased transaction and tax costs.
The AST Bond Portfolios 2015, 2016, 2017, 2018, 2019, 2020, 2021 2022, 2023 and 2024 (the Target Maturity Portfolios), the AST Investment Grade Bond Portfolio and certain other Portfolios may be used in connection with certain living benefit programs, including, without limitation, certain “guaranteed minimum accumulation benefit” programs and certain “guaranteed minimum withdrawal benefit” programs. In order for the Participating Insurance Companies to manage the guarantees offered in connection with these benefit programs, the Participating Insurance Companies generally: (i) limit the number and types of variable sub-accounts in which contract holders may allocate their account values (referred to in this Prospectus as the Permitted Sub-Accounts) and (ii) require contract holders to participate in certain specialized asset transfer programs. Under these asset transfer programs, the Participating Insurance Companies will monitor each contract owner's account value from time to time and, if necessary, will systematically transfer amounts among the Permitted Sub-Accounts as dictated by certain non-discretionary mathematical formulas. These mathematical formulas will generally focus on the amounts guaranteed at specific future dates or the present value of the estimated lifetime payments to be made, as applicable.
As an example of how these asset transfer programs will operate under certain market environments, a downturn in the equity markets (i.e., a reduction in a contract holder's account value within the Permitted Sub-Accounts) and certain market return scenarios involving “flat” returns over a period of time may cause Participating Insurance Companies to transfer some or all of such contract owner's account value to a Target Maturity Portfolio or the AST Investment Grade Bond Portfolio. In general terms, such transfers are designed to ensure that an appropriate percentage of the projected guaranteed amounts are offset by assets in investments like the Target Maturity Portfolios or the AST Investment Grade Bond Portfolio.
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The above-referenced asset transfer programs are an important part of the guarantees offered in connection with the applicable living benefit programs. Such asset transfers may, however, result in large-scale asset flows into and out of the relevant Portfolios. Such asset transfers could adversely affect a Portfolio's investment performance by requiring the relevant investment adviser or Subadviser to purchase and sell securities at inopportune times and by otherwise limiting the ability of the relevant investment adviser or Subadviser to fully implement the Portfolio's investment strategies. In addition, these asset transfers may result in relatively small asset bases and relatively high transaction costs and operating expense ratios for a Portfolio compared to other similar funds.
Investors seeking to engage in frequent trading activities may use a variety of strategies to avoid detection and, despite the efforts of the Fund and the Participating Insurance Companies to prevent such trading, there is no guarantee that the Fund or the Participating Insurance Companies will be able to identify these investors or curtail their trading practices. Therefore, some Fund investors may be able to engage in frequent trading, and, if they do, the other Fund investors would bear any harm caused by that frequent trading. The Fund does not have any arrangements intended to permit trading in contravention of the policies described above.
For information about the trading limitations applicable to you, please see the prospectus for your contract or contact your insurance company.
Net Asset Value
Any purchase or sale of Portfolio shares is made at the net asset value, or NAV, of such shares. The price at which a purchase or redemption is made is based on the next calculation of the NAV after the order is received in good order. The NAV of each share class of each Portfolio is determined on each day the NYSE is open for trading as of the close of the exchange's regular trading session (which is generally 4:00 p.m. New York time). The NYSE is closed on most national holidays and Good Friday. The Fund does not price, and shareholders will not be able to purchase or redeem, the Fund's shares on days when the NYSE is closed but the primary markets for the Fund's foreign securities are open, even though the value of these securities may have changed. Conversely, the Fund will ordinarily price its shares, and shareholders may purchase and redeem shares, on days that the NYSE is open but foreign securities markets are closed.
The securities held by each of the Fund's portfolios are valued based upon market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Board. The Fund may use fair value pricing if it determines that a market quotation is not reliable based, among other things, on market conditions that occur after the quotation is derived or after the closing of the primary market on which the security is traded, but before the time that the NAV is determined. This use of fair value pricing commonly occurs with securities that are primarily traded outside of the US, because such securities present time-zone arbitrage opportunities when events or conditions affecting the prices of specific securities or the prices of securities traded in such markets generally occur after the close of the foreign markets but prior to the time that a Portfolio determines its NAV.
The Fund may also use fair value pricing with respect to US traded securities if, for example, trading in a particular security is halted and does not resume before a Portfolio calculates its NAV or the exchange on which a security is traded closes early. In addition, fair value pricing is used for securities where the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of PI (or Subadviser) does not represent fair value. Different valuation methods may result in differing values for the same security. The fair value of a portfolio security that a Portfolio uses to determine its NAV may differ from the security's published or quoted price. If a Portfolio needs to implement fair value pricing after the NAV publishing deadline but before shares of the Portfolio are processed, the NAV you receive or pay may differ from the published NAV price. For purposes of computing the Fund's NAV, we will value the Fund's futures contracts 15 minutes after the close of regular trading on the NYSE. Except when we fair value securities, we normally value each foreign security held by the Fund as of the close of the security's primary market.
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Fair value pricing procedures are designed to result in prices for a Portfolio's securities and its NAV that are reasonable in light of the circumstances which make or have made market quotations unavailable or unreliable, and to reduce arbitrage opportunities available to short-term traders. There is no assurance, however, that fair value pricing will more accurately reflect the market value of a security than the market price of such security on that day or that it will prevent dilution of a Portfolio's NAV by short-term traders.
The NAV for each of the Portfolios other than the Money Market Portfolio is determined by a simple calculation. It's the total value of a Portfolio (assets minus liabilities) divided by the total number of shares outstanding. The NAV for the Money Market Portfolio will ordinarily remain at $1 per share (The price of each share remains the same but you will have more shares when dividends are declared).
To determine a Portfolio's NAV, its holdings are valued as follows:
Equity Securities for which the primary market is on an exchange (whether domestic or foreign) shall be valued at the last sale price on such exchange or market on the day of valuation or, if there was no sale on such day, at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Securities included within the NASDAQ market shall be valued at the NASDAQ official closing price (NOCP) on the day of valuation, or if there was no NOCP issued, at the last sale price on such day. Securities included within the NASDAQ market for which there is no NOCP and no last sale price on the day of valuation shall be valued at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Equity securities that are not sold on an exchange or NASDAQ are generally valued by an independent pricing agent or principal market maker.
A Portfolio may own securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Portfolios do not price their shares. Therefore, the value of a Portfolio's assets may change on days when shareholders cannot purchase or redeem Portfolio shares.
Short-term debt securities with remaining maturities of 60 days or less are valued at cost with interest accrued or discount amortized to the date of maturity, unless such valuation, in the judgment of PI or a Subadviser, does not represent fair value.
Convertible debt securities that are traded in the over-the-counter market, including listed convertible debt securities for which the primary market is believed by PI or a Subadviser to be over-the-counter, are valued at the mean between the last bid and asked prices provided by a principal market maker (if available, otherwise a primary market dealer).
Other debt securities—those that are not valued on an amortized cost basis—are valued using an independent pricing service.
Options on stock and stock indexes that are traded on a national securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no such sale on such day, at the mean between the most recently quoted bid and asked prices on such exchange.
Futures contracts and options on futures contracts are valued at the last sale price at the close of the commodities exchange or board of trade on which they are traded. If there has been no sale that day, the securities will be valued at the mean between the most recently quoted bid and asked prices on that exchange or board of trade.
Forward currency exchange contracts are valued at the cost of covering or offsetting such contracts calculated on the day of valuation. Securities which are valued in accordance herewith in a currency other than US dollars shall be converted to US dollar equivalents at a rate obtained from a recognized bank, dealer or independent service on the day of valuation.
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Over-the-counter (OTC) options are valued at the mean between bid and asked prices provided by a dealer (which may be the counterparty). A subadviser will monitor the market prices of the securities underlying the OTC options with a view to determining the necessity of obtaining additional bid and ask quotations from other dealers to assess the validity of the prices received from the primary pricing dealer.
All short-term debt securities held by the Money Market Portfolio are valued at amortized cost. The amortized cost valuation method is widely used by mutual funds. It means that the security is valued initially at its purchase price and then decreases in value by equal amounts each day until the security matures. It almost always results in a value that is extremely close to the actual market value. The Board has established procedures to monitor whether any material deviation between valuation and market value occurs and if so, will promptly consider what action, if any, should be taken to prevent unfair results to Contract owners.
For each Portfolio other than the Money Market Portfolio, short-term debt securities, including bonds, notes, debentures and other debt securities, and money market instruments such as certificates of deposit, commercial paper, bankers' acceptances and obligations of domestic and foreign banks, with remaining maturities of more than 60 days, for which market quotations are readily available, are valued by an independent pricing agent or principal market maker (if available, otherwise a primary market dealer).
Valuation of Private Real Estate-Related Investments. Private real estate-related investments owned by the Global Real Estate Portfolio will be fair valued each day using a methodology set forth in Valuation Policies and Procedures adopted by the Board of the Fund that incorporate periodic independently appraised values of the properties and include an estimate each day of net operating income (which reflects operating income and operating losses) for each property. Estimates of net operating income are adjusted monthly on a going forward basis as actual net operating income is recognized monthly.
An appraisal is an estimate of market value and not a precise measure of realizable value. Generally, appraisals will consider the financial aspects of a property, market transactions and the relative yield for an asset measured against comparable real estate investments. On any day, PREI may recommend to the Board's Valuation Committee an adjustment to the value of a private real estate-related investment based on market events or issuer-specific events that have increased or decreased the realizable value of the security. For example, adjustments may be recommended by PREI for events indicating an impairment of a borrower's or lessee's ability to pay amounts due or events which affect property values of the surrounding area. Other major market events for which adjustments may be recommended by PREI include changes in interest rates, domestic or foreign government actions or pronouncements, suspended trading or closings of stock exchanges, natural disasters or terrorist attacks. There can be no assurance that the factors for which an adjustment may be recommended by PREI will immediately come to the attention of PREI.
Appraised values do not necessarily represent the price at which real estate would sell since market prices of real estate can only be determined by negotiation between a willing buyer and seller. The realizable market value of real estate depends to a great extent on economic and other conditions beyond the control of the Global Real Estate Portfolio.
Distributor & DISTRIBUTION ARRANGEMENTS
The Fund offers a single class of shares on behalf of each Portfolio. Prudential Annuities Distributors, Inc. (PAD) serves as the distributor for the shares of each Portfolio of the Fund. Each class of shares is offered and redeemed at its net asset value without any sales load. PAD is an affiliate of PI and ASTIS. PAD is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the Financial Industry Regulatory Authority (FINRA).
The Fund has adopted a Shareholder Services and Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (the 12b-1 Plan) for the shares of each Portfolio of the Fund, with the exception of AST Balanced Asset Allocation Portfolio, AST Capital Growth Asset Allocation Portfolio, AST Franklin Templeton Founding Funds Plus Portfolio, AST Preservation Asset Allocation Portfolio, and AST Quantitative Modeling Portfolio. In addition, no 12b-1 fee is charged
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for the assets of AST Academic Strategies Asset Allocation Portfolio that are invested in other portfolios of the Fund. Under the 12b-1Plan, the shares of each covered Portfolio are charged an annual fee to compensate PAD and its affiliates for providing various administrative and distribution services to each covered Portfolio. The maximum annual shareholder services and distribution (12b-1) fee for each covered Portfolio’s shares is 0.10% of the average daily net assets of each Portfolio. Because these fees are paid out of each covered Portfolio’s assets on an ongoing basis, over time, the fees will increase your cost of investing and may cost you more than other types of charges.
PAD has contractually agreed to reduce its 12b-1 fees for each of the AST Bond Portfolio 2015, AST Bond Portfolio 2016, AST Bond Portfolio 2017, AST Bond Portfolio 2018, AST Bond Portfolio 2019, AST Bond Portfolio 2020, AST Bond Portfolio 2021, AST Bond Portfolio 2022, AST Bond Portfolio 2023, AST Bond Portfolio 2024 and the AST Investment Grade Bond Portfolio (collectively, the Bond Portfolios), so that the effective distribution and service fee rate paid by each Bond Portfolio is reduced based on the average daily net assets of each Bond Portfolio. The contractual waiver does not include an expiration or termination date as it is contractually guaranteed by PAD on a permanent basis, and the Investment Managers and PAD cannot terminate or otherwise modify the waiver. The contractual waiver is calculated as follows for each Bond Portfolio:
Average Daily Net Assets of Portfolio	Distribution and Service Fee Rate Including Waiver
Up to and including $300 million	0.10% (no waiver)
Over $300 million up to and including $500 million	0.08%
Over $500 million up to and including $750 million	0.07%
Over $750 million	0.06%
PAD may receive payments from certain subadvisers of the Portfolios or their affiliates to help defray expenses for sales meetings or seminar sponsorships that may relate to the Contracts and/or the subadvisers’ respective Portfolios. These sales meetings or seminar sponsorships may provide the subadvisers with increased access to persons involved in the distribution of the Contracts. PAD also may receive marketing support from the subadvisers in connection with the distribution of the Contracts.
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OTHER INFORMATION
Federal Income Taxes
Each Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, each Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes. Distributions may be made to the various separate accounts of the Participating Insurance Companies in the form of additional shares (not in cash).
Owners of variable annuity contracts or variable life insurance policies should consult the prospectuses of their respective contracts or policies for information on the federal income tax consequences to such holders. In addition, variable contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Fund, including the application of state and local taxes.
Monitoring for Possible Conflicts
The Fund sells its shares to fund variable life insurance contracts and variable annuity contracts and is authorized to offer its shares to qualified retirement plans. Because of differences in tax treatment and other considerations, it is possible that the interest of variable life insurance contract owners, variable annuity contract owners and participants in qualified retirement plans could conflict. The Fund will monitor the situation and in the event that a material conflict did develop, the Fund would determine what action, if any, to take in response.
Disclosure of Portfolio Holdings
A description of the Fund's policies and procedures with respect to the disclosure of each Portfolio's portfolio securities is included in the SAI and on the Fund's website at www.prudential.com/variableinsuranceportfolios.
Payments to Affiliates
PI and ASTIS and their affiliates, including a subadviser or PAD, may compensate affiliates of PI and ASTIS, including the insurance companies issuing variable annuity or variable life contracts by providing reimbursement, defraying the costs of, or paying directly for, among other things, marketing and/or administrative services and/or other services they provide in connection with the variable annuity and/or variable life contracts which offer the Portfolios as investment options. These services may include, but are not limited to: sponsoring or co-sponsoring various promotional, educational or marketing meetings and seminars attended by distributors, wholesalers, and/or broker dealer firms' registered representatives, and creating marketing material discussing the contracts, available options, and the Portfolios.
The amounts paid depend on the nature of the meetings, the number of meetings attended by PI or ASTIS, the subadviser, or PAD, the number of participants and attendees at the meetings, the costs expected to be incurred, and the level of PI's, ASTIS’, subadviser's or PAD’s participation. These payments or reimbursements may not be offered by all advisers, subadvisers, or PAD and the amounts of such payments may vary between and among each adviser, subadviser and PAD depending on their respective participation.
With respect to variable annuity contracts, the amounts paid under these arrangements to Prudential-affiliated insurers are set forth in the prospectuses for the variable annuity contracts which offer the Portfolios as investment options.
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FINANCIAL HIGHLIGHTS
Introduction
The financial highlights which follow will help you evaluate the financial performance of each Portfolio available under your Contract. The total return in each chart represents the rate that a shareholder earned on an investment in that share class of the Portfolio, assuming reinvestment of all dividends and other distributions. The charts do not reflect any charges under any variable contract. Because Contract charges are not included, the actual return that you will receive will be lower than the total return in each chart.
The financial highlights for the periods in the five years ended December 31 were part of the financial statements audited by KPMG LLP, the Fund's independent registered public accounting firm, whose reports on these financial statements were unqualified.
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AST BALANCED ASSET ALLOCATION PORTFOLIO
	Year Ended December 31,
	2012	2011	2010(c)	2009(c)	2008(c)
Per Share Operating Performance:
Net Asset Value, beginning of year	$10.91	$11.11	$9.98	$8.23	$12.06
Income (Loss) From Investment Operations:
Net investment income	0.11	0.12	0.08	0.17	0.21
Net realized and unrealized gain (loss) on investments	1.21	(0.25)	1.14	1.73	(3.56)
Total from investment operations	1.32	(0.13)	1.22	1.90	(3.35)
Less Distributions:	(0.50)	(0.07)	(0.09)	(0.15)	(0.48)
Net Asset Value, end of year	$11.73	$10.91	$11.11	$9.98	$8.23
Total Return(a)	12.48%	(1.22)%	12.31%	23.30%	(28.76)%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$8,712.2	$6,447.4	$6,887.8	$4,612.5	$1,344.7
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.15%	0.16%	0.16%	0.17%	0.17%
Expenses Before Waivers and/or Expense Reimbursement	0.16%	0.16%	0.16%	0.17%	0.17%
Net investment income	1.06%	1.06%	0.80%	1.91%	1.98%
Portfolio turnover rate	38%	71%	34%	34%	90%
(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b) Does not include expenses of the underlying portfolios in which the Portfolio invests.
(c) Calculated based on average shares outstanding during the year.
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AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO
	Year Ended December 31, 2012	April 29, 2011(c) through December 31, 2011
Per Share Operating Performance:
Net Asset Value, beginning of period	$9.27	$10.00
Income (Loss) From Investment Operations:
Net investment income	0.10	0.06
Net realized and unrealized gain (loss) on investments	1.00	(0.79)
Total from investment operations	1.10	(0.73)
Less Distributions:	(0.05)
Net Asset Value, end of period	$10.32	$9.27
Total Return(a)	11.90%	(7.30)%

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$1,772.9	$1,088.4
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.10%	1.08%(d)
Expenses Before Waivers and/or Expense Reimbursement	1.13%	1.15%(d)
Net investment income	1.26%	1.10%(d)
Portfolio turnover rate	550%	314%(e)
(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.
(b) Does not include expenses of the underlying fund in which the Portfolio invests.
(c) Commencement of operations.
(d) Annualized.
(e) Not annualized.
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AST LARGE-CAP VALUE PORTFOLIO
	Year Ended December 31,
	2012(c)	2011(c)	2010(c)	2009(c)	2008(c)
Per Share Operating Performance:
Net Asset Value, beginning of year	$12.60	$13.32	$11.90	$10.26	$18.77
Income (Loss) From Investment Operations:
Net investment income	0.25	0.22	0.16	0.18	0.35
Net realized and unrealized gain (loss) on investments	1.82	(0.77)	1.39	1.76	(7.75)
Total from investment operations	2.07	(0.55)	1.55	1.94	(7.40)
Less Distributions:	(0.47)	(0.17)	(0.13)	(0.30)	(1.11)
Capital Contributions (Note 4):	–	–(d)	–	–	–
Net Asset Value, end of year	$14.20	$12.60	$13.32	$11.90	$10.26
Total Return(a)	16.89%	(4.19)%	13.16%	19.44%	(41.49)%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,867.9	$2,620.4	$3,863.8	$2,676.3	$1,508.8
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.77%	0.82%	0.84%	0.85%	0.85%(e)
Expenses Before Waivers and/or Expense Reimbursement	0.87%	0.87%	0.87%	0.88%	0.85%(e)
Net investment income	1.89%	1.69%	1.34%	1.69%	2.39%
Portfolio turnover rate	113%	71%	38%	104%	125%
(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b) Does not include expenses of the underlying fund in which the Portfolio invests.
(c) Calculated based on average shares outstanding during the year.
(d) Less than $0.005 per share.
(e) Includes loan interest expense and merger cost of 0.01%.
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AST PIMCO TOTAL RETURN BOND PORTFOLIO
	Year Ended December 31,
	2012(c)	2011(c)	2010(c)	2009(c)	2008
Per Share Operating Performance:
Net Asset Value, beginning of year	$11.91	$12.16	$11.70	$11.31	$12.10
Income (Loss) From Investment Operations:
Net investment income	0.25	0.26	0.25	0.35	0.63
Net realized and unrealized gain (loss) on investments	0.84	0.13	0.64	1.41	(0.89)
Total from investment operations	1.09	0.39	0.89	1.76	(0.26)
Less Distributions:	(0.48)	(0.64)	(0.43)	(1.37)	(0.53)
Net Asset Value, end of year	$12.52	$11.91	$12.16	$11.70	$11.31
Total Return(a)	9.32%	3.18%	7.72%	16.53%	(2.26)%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$8,159.5	$6,925.1	$9,779.9	$8,417.4	$3,108.2
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.73%(d)	0.74%(d)	0.74%(d)	0.75%(d)	0.75%(d)
Expenses Before Waivers and/or Expense Reimbursement	0.77%(d)	0.77%(d)	0.77%(d)	0.78%(d)	0.75%(d)
Net investment income	2.06%	2.14%	2.09%	3.03%	4.20%
Portfolio turnover rate	482%	755%	633%	445%	506%
(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b) Does not include expenses of the underlying fund in which the Portfolio invests.
(c) Calculated based on average shares outstanding during the year.
(d) The expense ratio reflects the interest and fees expense related to the liability for the floating rate notes issued in conjunction with inverse floater securities.
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AST PRESERVATION ASSET ALLOCATION PORTFOLIO
	Year Ended December 31,
	2012(c)	2011(c)	2010(c)	2009(c)	2008(c)
Per Share Operating Performance:
Net Asset Value, beginning of year	$11.76	$11.75	$10.78	$9.10	$11.78
Income (Loss) From Investment Operations:
Net investment income	0.17	0.16	0.13	0.27	0.24
Net realized and unrealized gain (loss) on investments	1.00	(0.04)	1.00	1.54	(2.47)
Total from investment operations	1.17	0.12	1.13	1.81	(2.23)
Less Distributions:	(0.88)	(0.11)	(0.16)	(0.13)	(0.45)
Net Asset Value, end of year	$12.05	$11.76	$11.75	$10.78	$9.10
Total Return(a)	10.38%	0.99%	10.57%	20.04%	(19.55)%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$7,677.2	$5,854.6	$5,299.9	$3,666.5	$1,340.8
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.15%	0.16%	0.17%	0.17%	0.17%
Expenses Before Waivers and/or Expense Reimbursement	0.16%	0.16%	0.17%	0.17%	0.17%
Net investment income	1.40%	1.34%	1.13%	2.71%	2.29%
Portfolio turnover rate	26%	58%	24%	21%	58%
(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b) Does not include expenses of the underlying portfolios in which the Portfolio invests.
(c) Calculated based on average shares outstanding during the year.
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AST SMALL-CAP GROWTH PORTFOLIO
	Year Ended December 31,
	2012	2011(c)	2010	2009	2008(c)
Per Share Operating Performance:
Net Asset Value, beginning of year	$20.20	$20.40	$14.99	$11.20	$17.23
Income (Loss) From Investment Operations:
Net investment income (loss)	–(d)	(0.12)	(0.03)	0.05	0.01
Net realized and unrealized gain (loss) on investments	2.44	(0.08)	5.48	3.75	(6.04)
Total from investment operations	2.44	(0.20)	5.45	3.80	(6.03)
Less Distributions:	–	–	(0.04)	(0.01)	–
Capital Contributions (Note 4):	0.02	–	–	–	–
Net Asset Value, end of year	$22.66	$20.20	$20.40	$14.99	$11.20
Total Return(a)	12.18%	(0.98)%	36.42%	33.91%	(35.00)%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$639.4	$517.2	$639.8	$362.1	$219.4
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.02%	1.03%	1.04%	1.07%	1.10%(e)
Expenses Before Waivers and/or Expense Reimbursement	1.03%	1.04%	1.04%	1.07%	1.10%(e)
Net investment income (loss)	(0.09)%	(0.56)%	(0.28)%	0.36%	0.07%
Portfolio turnover rate	112%	66%	57%	69%	104%
(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b) Does not include expenses of the underlying fund in which the Portfolio invests.
(c) Calculated based on average shares outstanding during the year.
(d) Less than $0.005 per share.
(e) Includes merger expense of 0.02%.
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AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
	Year Ended December 31,
	2012	2011	2010	2009	2008
Per Share Operating Performance:
Net Asset Value, beginning of year	$12.17	$12.38	$10.69	$6.97	$11.74
Income (Loss) From Investment Operations:
Net investment loss	(0.01)	(0.01)	(0.01)	(0.01)	(0.02)
Net realized and unrealized gain (loss) on investments	2.15	(0.20)	1.70	3.73	(4.74)
Total from investment operations	2.14	(0.21)	1.69	3.72	(4.76)
Less Distributions:	–	–	–	–	(0.01)
Net Asset Value, end of year	$14.31	$12.17	$12.38	$10.69	$6.97
Total Return(a)	17.58%	(1.70)%	15.81%	53.37%	(40.57)%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2,042.0	$1,967.9	$1,557.6	$900.4	$695.4
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.95%	0.98%	1.01%	1.03%	0.99%(c)
Expenses Before Waivers and/or Expense Reimbursement	0.99%	1.00%	1.02%	1.03%	0.99%(c)
Net investment income (loss)	0.01%	(0.19)%	(0.21)%	(0.11)%	(0.10)%
Portfolio turnover rate	63%	93%	65%	98%	73%
(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b) Does not include expenses of the underlying fund in which the Portfolio invests.
(c) Includes merger expenses of 0.01%.
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AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO
	Year Ended December 31,
	2012	2011(c)	2010	2009(c)	2008(c)
Per Share Operating Performance:
Net Asset Value, beginning of year	$8.99	$9.34	$8.19	$6.47	$12.60
Income (Loss) From Investment Operations:
Net investment income	0.09	0.04	0.03	0.08	0.09
Net realized and unrealized gain (loss) on investments	0.90	(0.36)	1.16	1.74	(4.95)
Total from investment operations	0.99	(0.32)	1.19	1.82	(4.86)
Less Distributions:	(0.03)	(0.03)	(0.04)	(0.10)	(1.27)
Net Asset Value, end of year	$9.95	$8.99	$9.34	$8.19	$6.47
Total Return(a)	11.01%	(3.46)%	14.63%	28.43%	(42.33)%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$971.7	547.7	$482.5	443.6	$135.3
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.12%	0.87%	0.18%	0.21%	0.20%
Expenses Before Waivers and/or Expense Reimbursement	1.14%	0.87%	0.18%	0.21%	0.20%
Net investment income	1.15%	0.43%	0.34%	0.95%	0.86%
Portfolio turnover rate	54%	193%	48%	53%	77%
(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b) Does not include expenses of the underlying portfolios in which the Portfolio invests.
(c) Calculated based on average shares outstanding during the year.
84

GLOSSARY: PORTFOLIO INDEXES
Barclays Aggregate Bond Index. The Barclays Aggregate Bond Index is an unmanaged index of investment-grade securities issued by the US Government and its agencies and by corporations with between one and ten years remaining to maturity. It gives a broad look at how short- and intermediate-term bonds have performed. Index returns do not include the effect of any mutual fund sales charges, operating expenses or taxes. These returns would be lower if they included the effect of sales charges, operating expenses or taxes. Source: Barclays.
Russell 1000 Growth Index. The Russell 1000 Growth Index contains those securities in the Russell 1000 index with an above-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-to-earnings ratios, lower dividend yields and higher forecasted growth rates. These returns do not include the effect of any sales charges or operating expenses of a mutual fund or taxes and would be lower if they included these effects. Source: Lipper Inc.
Russell 1000 Value Index. The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. These returns do not include the effect of any sales charges, operating expenses of a mutual fund or taxes. These returns would be lower if they included these effects. Source: Russell Investments
Russell 2000 Index. The Russell 2000 Index measures the performance of the small-cap segment of the US equity universe. The Index is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. These returns do not include the effect of any investment management expenses, and would have been lower if they included the effect of these expenses.
Russell 2000 Growth Index. The Russell 2000 Growth Index measures the performance of the small-cap growth segment of the US equity universe. It includes those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. These returns do not include the effect of any investment management expenses, and would be lower if they included the effect of these expenses.
Standard & Poor's 500 Index. The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 stocks of large US public companies. It gives a broad look at how stock prices in the United States have performed. These returns do not include the effect of any sales charges or operating expenses of a mutual fund or taxes and would be lower if they included these effects. Source: Standard & Poor's Corporation.
AST Wellington Management Hedged Equity Portfolio Current Blended Index. The Blended Index consists of Russell 3000 Index (50%) and MSCI EAFE Index (GD) (20%), and the Merrill Lynch 90-Day Treasury Bill Index (30%). These returns do not include the effect of any investment management expenses. The GD (gross dividends) version of the MSCI EAFE Index does not reflect the impact of withholding taxes on reinvested dividends. These returns would have been lower if they included the effect of these expenses.
AST Balanced Asset Allocation Portfolio Blended Index. The Blended Index consists of the Russell 3000 Index (48%), Barclays US Aggregate Bond Index (40%) and MSCI EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Index (GD) (12%). The GD (gross dividends) version does not reflect the impact of withholding taxes on reinvested dividends. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.
AST Preservation Asset Allocation Portfolio Blended Index. The Blended Index consists of Russell 3000 Index (28%), MSCI EAFE Index (GD) (7%), and Barclays Aggregate Bond Index (65%). The GD (gross dividends) version of the MSCI EAFE Index does not reflect the impact of withholding taxes on reinvested dividends. These returns would have been lower if they included the effect of these expenses.
85

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INVESTOR INFORMATION SERVICES:
Shareholder inquiries should be made by calling (800) 778-2255 or by writing to Advanced Series Trust at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102. Additional information about the Portfolios is included in the Statement of Additional Information (SAI), which is incorporated by reference into this Prospectus. Additional information about the Portfolios' investments is available in the Fund's annual and semi-annual reports to shareholders. In the annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected each Portfolio's performance during its last fiscal year. The SAI and additional copies of annual and semi-annual reports are available without charge by calling the above number. The SAI and the annual and semi-annual reports are also available without charge on the Fund's website at www.prudential.com/variableinsuranceportfolios.
Delivery of Prospectus and Other Documents to Households. To lower costs and eliminate duplicate documents sent to your address, the Fund, in accordance with applicable laws and regulations, may begin mailing only one copy of the Fund's prospectus, prospectus supplements, annual and semi-annual reports, proxy statements and information statements, or any other required documents to your address even if more than one shareholder lives there. If you have previously consented to have any of these documents delivered to multiple investors at a shared address, as required by law, and you wish to revoke this consent or would otherwise prefer to continue to receive your own copy, you should call the number above, or write to the Fund at the above address. The Fund will begin sending individual copies to you within thirty days of revocation.
The information in the Fund's filings with the Securities and Exchange Commission (including the SAI) is available from the Commission. Copies of this information may be obtained, upon payment of duplicating fees, by electronic request to publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, DC 20549-0102. The information can also be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-551-8090. Finally, information about the Fund is available on the EDGAR database on the Commission's internet site at www.sec.gov.
Investment Company File Act No. 811-05186

Advanced Series Trust
PROSPECTUS • April 29, 2013
The Trust is an investment vehicle for life insurance companies (“Participating Insurance Companies”) writing variable annuity contracts and variable life insurance policies. Shares of the Trust may also be sold directly to certain tax-deferred retirement plans. Each variable annuity contract and variable life insurance policy involves fees and expenses not described in this Prospectus. Please read the Prospectus for the variable annuity contract or variable life insurance policy for information regarding the contract or policy, including its fees and expenses. The Portfolios offered in this Prospectus are set forth below.
These securities have not been approved or disapproved by the Securities and Exchange Commission (the Commission or the SEC) nor has the Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.
Prudential, the Prudential logo, and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.
AST Goldman Sachs Concentrated
Growth Portfolio
AST Goldman Sachs Large-Cap Value Portfolio
AST International Growth Portfolio
AST Large-Cap Value Portfolio
AST Neuberger Berman Mid-Cap Growth Portfolio
AST PIMCO Limited Maturity Bond Portfolio
AST PIMCO Total Return Bond Portfolio
AST Small-Cap Growth Portfolio
AST T. Rowe Price Asset Allocation Portfolio

1	SUMMARY: AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
4	SUMMARY: AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO
7	SUMMARY: AST INTERNATIONAL GROWTH PORTFOLIO
11	SUMMARY: AST LARGE-CAP VALUE PORTFOLIO
14	SUMMARY: AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
17	SUMMARY: AST PIMCO LIMITED MATURITY BOND PORTFOLIO
20	SUMMARY: AST PIMCO TOTAL RETURN BOND PORTFOLIO
24	SUMMARY: AST SMALL-CAP GROWTH PORTFOLIO
27	SUMMARY: AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
31	ABOUT THE FUND
32	PRINCIPAL RISKS
40	MORE DETAILED INFORMATION ON HOW THE PORTFOLIOS INVEST
58	HOW THE FUND IS MANAGED
67	HOW TO BUY AND SELL SHARES OF THE PORTFOLIOS
73	OTHER INFORMATION
74	FINANCIAL HIGHLIGHTS
84	GLOSSARY: PORTFOLIO INDEXES

SUMMARY: AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is long-term growth of capital.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.87%*
Distribution and/or Service Fees (12b-1 Fees)	0.10%
Other Expenses	0.02%
Total Annual Portfolio Operating Expenses	0.99%
*Management fees shown in the table above are based on a reduced contractual management fee rate for the Portfolio which became effective on February 25, 2013.
Example. The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.
The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
AST Goldman Sachs Concentrated Growth	$101	$315	$547	$1,213
Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the most recent fiscal year ended December 31, the Portfolio's turnover rate was 58% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies. The Portfolio pursues its investment objective, under normal circumstances, by investing primarily in equity securities. Equity securities include common stocks, preferred securities, warrants and securities convertible into or exchangeable for common or preferred stocks. Investments are in companies that the subadviser believes have potential to achieve capital appreciation over the long-term. The Portfolio seeks to achieve its investment objective by investing, under normal circumstances, in approximately 30-45 companies that are considered by the subadviser to be positioned for long-term growth. Although the Portfolio invests primarily in publicly traded US securities, it may invest up to 25% of its total assets in foreign securities, including securities of issuers in countries with emerging markets or economies (emerging countries) and securities quoted in foreign currencies.
Principal Risks of Investing in the Portfolio. The risks identified below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objectives, the Portfolio cannot guarantee success.
1

Asset Transfer Program Risk. Pre-determined, non-discretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which, in certain instances, could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities that it otherwise would hold. The asset flows may also result in relatively low asset levels and relatively high operating expense ratios for the Portfolio. The efficient operation of the asset flows depends on active and liquid markets, and if market liquidity is strained the assets flows may not operate as intended which in turn could adversely affect performance.
Equity Securities Risk. The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’ s financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Foreign Investment Risk. Investments in foreign securities generally involve more risk than investing in securities of US issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political developments may adversely affect the value of foreign securities; and foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds.
Investment Style Risk. Securities of a particular investment style, such as growth or value, tend to perform differently (i.e., better or worse than other segments of, or the overall, stock market) depending on market and economic conditions.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. The investment techniques, risk analysis and investment strategies used by a subadviser in making investment decisions for the Portfolio may not produce the intended or desired results.
Non-Diversification Risk. The Portfolio may hold a larger position in a single issuer than a diversified portfolio. As a result, the Portfolio’s performance may be more adversely affected by relatively few securities or issuers.
Small and Medium Sized Company Risk. The shares of small and medium sized companies tend to trade less frequently than those of larger, more established companies, which can have an adverse effect on the price and liquidity of these securities. The market price of such investments also may rise more in response to buying demand and fall more in response to selling pressure and be more volatile than investments in larger companies.
Past Performance. The bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance. Past performance does not mean that the Portfolio will achieve similar results in the future.
The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.
2

The table also demonstrates how the Portfolio's average annual returns compare to the returns of one or more secondary indexes which include the stocks of companies with similar investment objectives.
Annual Total Returns

Best Quarter:		Worst Quarter:
20.86%	2nd Quarter of 2009	-27.39%	4th Quarter of 2008

Average Annual Total Returns (For the periods ended December 31, 2012)
	1 year	5 years	10 years
Portfolio	19.77%	2.51%	6.66%
Index
Standard & Poor's 500 Index (reflects no deduction for fees, expenses or taxes)	15.99%	1.66%	7.10%
Russell 1000 Growth Index (reflects no deduction for fees, expenses or taxes)	15.26%	3.12%	7.52%
MANAGEMENT OF THE PORTFOLIO
Investment Managers	Subadviser	Portfolio Managers	Title	Service Date
Prudential Investments LLC	Goldman Sachs Asset Management, L.P.	Steven M. Barry	Managing Director	May 2002
AST Investment Services, Inc.		Timothy Leahy, CFA	Managing Director	May 2009
		Joseph B. Hudepohl, CFA	Managing Director	November 2011
TAX INFORMATION
Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.
3

SUMMARY: AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is long-term growth of capital.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.72%*
Distribution and/or Service Fees (12b-1 Fees)	0.10%
Other Expenses	0.02%
Total Annual Portfolio Operating Expenses	0.84%
*Management fees shown in the table above are based on a reduced contractual management fee rate for the Portfolio which became effective on February 25, 2013.
Example. The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.
The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
AST Goldman Sachs Large-Cap Value	$86	$268	$466	$1,037
Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the most recent fiscal year ended December 31, the Portfolio's turnover rate was 136% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies. The Portfolio has a non-fundamental investment policy to invest, under normal circumstances, at least 80% of the value of its net assets in large capitalization companies. For these purposes, large capitalization companies are those that have market capitalizations, at the time of purchase, within the market capitalization range of the Russell 1000® Value Index. As of February 28, 2013, the median market capitalization of the Russell 1000® Value Index was approximately $5.6 billion, and the largest company by market capitalization was approximately $419 billion. The size of the companies in the Russell 1000® Value Index will change with market conditions. If the market capitalization of a company held by the Portfolio moves outside the range of the Russell 1000® Value Index, the Portfolio may, but is not required to, sell the securities. Although the Portfolio invests primarily in publicly traded US securities, it may invest up to 25% of its total assets in foreign securities, including securities of issuers in countries with emerging markets or economies emerging countries and securities quoted in foreign currencies.
The Portfolio seeks to achieve its investment objective by investing in value opportunities that the Portfolio's subadviser defines as companies with identifiable competitive advantages whose intrinsic value is not reflected in the stock price.
4

Principal Risks of Investing in the Portfolio. The risks identified below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objectives, the Portfolio cannot guarantee success.
Equity Securities Risk. The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’ s financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio.
Investment Style Risk. Securities of a particular investment style, such as growth or value, tend to perform differently (i.e., better or worse than other segments of, or the overall, stock market) depending on market and economic conditions.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. The investment techniques, risk analysis and investment strategies used by a subadviser in making investment decisions for the Portfolio may not produce the intended or desired results.
Past Performance. The bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance. Past performance does not mean that the Portfolio will achieve similar results in the future.
The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.
The table also demonstrates how the Portfolio's average annual returns compare to the returns of one or more secondary indexes which include the stocks of companies with similar investment objectives.
Note: The AST Goldman Sachs Large-Cap Value Portfolio, formerly the AST AllianceBernstein Growth and Income Portfolio, changed subadvisers and changed its investment objective, policies, and strategy effective April 29, 2011. The performance figures prior to April 29, 2011 reflect investment performance, investment operations, investment policies, and investment strategies of the former subadviser, and does not represent the actual or predicted performance of the Portfolio or its current subadviser.
Annual Total Returns

Best Quarter:		Worst Quarter:
17.89%	2nd Quarter of 2003	-20.31%	4th Quarter of 2008

Average Annual Total Returns (For the periods ended December 31, 2012)
	1 year	5 years	10 years
Portfolio	19.67%	-2.04%	5.53%
5

Index
Standard & Poor's 500 Index (reflects no deduction for fees, expenses or taxes)	15.99%	1.66%	7.10%
Russell 1000® Value Index (reflects no deduction for fees, expenses or taxes)	17.51%	0.59%	7.38%
MANAGEMENT OF THE PORTFOLIO
Investment Managers	Subadviser	Portfolio Managers	Title	Service Date
Prudential Investments LLC	Goldman Sachs Asset Management, L.P.	Andrew Braun	Managing Director	April 2011
AST Investment Services Inc.		Sean Gallagher	Managing Director	April 2011
		John Arege, CFA	Managing Director	April 2011
		Charles (“Brook”) Dane, CFA	Vice President	April 2011
TAX INFORMATION
Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.
6

SUMMARY: AST INTERNATIONAL GROWTH PORTFOLIO
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is long-term growth of capital.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.97%*
Distribution and/or Service Fees (12b-1 Fees)	0.10%
Other Expenses	0.06%
Total Annual Portfolio Operating Expenses	1.13%
*Management fees shown in the table above are based on a reduced contractual management fee rate for the Portfolio which became effective on February 25, 2013.
Example. The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.
The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
AST International Growth	$115	$359	$622	$1,375
Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the most recent fiscal year ended December 31, the Portfolio's turnover rate was 136% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies. The Portfolio invests, under normal circumstances, at least 80% of the value of its assets in securities of issuers that are economically tied to countries other than the United States. Equity securities include common stocks, preferred stocks, warrants, securities convertible into or exchangeable for common or preferred stocks, American Depositary Receipts (ADRs) and other similar depositary receipts and shares. The Portfolio has the flexibility to invest on a worldwide basis in companies and organizations of any size, regardless of country of organization or place of principal business activity. The Portfolio normally invests primarily in securities of issuers from at least five different countries, which may include countries with emerging markets, excluding the United States. Although the Portfolio intends to invest at least 80% of its assets in the securities of issuers located outside the United States, it may at times invest in US issuers and it may at times invest all of its assets in fewer than five countries or even a single country.
7

Principal Risks of Investing in the Portfolio. The risks identified below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objectives, the Portfolio cannot guarantee success.
Asset Transfer Program Risk. Pre-determined, non-discretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which, in certain instances, could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities that it otherwise would hold. The asset flows may also result in relatively low asset levels and relatively high operating expense ratios for the Portfolio. The efficient operation of the asset flows depends on active and liquid markets, and if market liquidity is strained the assets flows may not operate as intended which in turn could adversely affect performance.
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of an underlying asset, reference rate, or index. The use of derivatives involves a variety of risks, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; the derivative used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities.
Equity Securities Risk. The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’ s financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Foreign Investment Risk. Investments in foreign securities generally involve more risk than investing in securities of US issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political developments may adversely affect the value of foreign securities; and foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds.
Investment Style Risk. Securities of a particular investment style, such as growth or value, tend to perform differently (i.e., better or worse than other segments of, or the overall, stock market) depending on market and economic conditions.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. The investment techniques, risk analysis and investment strategies used by a subadviser in making investment decisions for the Portfolio may not produce the intended or desired results.
8

Past Performance. The bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance. Past performance does not mean that the Portfolio will achieve similar results in the future.
The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.
Annual Total Returns

Best Quarter:		Worst Quarter:
23.46%	2nd Quarter of 2009	-25.19%	3rd Quarter of 2008

Average Annual Total Returns (For the periods ended December 31, 2012)
	1 year	5 years	10 years
Portfolio	20.37%	-4.17%	8.24%
Index
Morgan Stanley Capital International (MSCI) EAFE Index (GD) (reflects no deduction for fees, expenses or taxes)	17.90%	-3.21%	8.70%
MANAGEMENT OF THE PORTFOLIO
Investment Managers	Subadvisers	Portfolio Managers	Title	Service Date
Prudential Investments LLC	William Blair & Company LLC	W. George Greig	Partner and Portfolio Manager	November 2002
AST Investment Services, Inc.	Marsico Capital Management, LLC	James G. Gendelman	Portfolio Manager and Senior Analyst	November 2006
		Munish Malhotra, CFA	Portfolio Manager and Senior Analyst	February 2011
	Jennison Associates LLC	Mark Baribeau, CFA	Managing Director	May 2012
		Thomas Davis	Managing Director	May 2012
TAX INFORMATION
Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by
9

influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.
10

SUMMARY: AST LARGE-CAP VALUE PORTFOLIO
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to seek current income and long-term growth of income, as well as capital appreciation.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.72%*
Distribution and/or Service Fees (12b-1 Fees)	0.10%
Other Expenses	0.02%
Total Annual Portfolio Operating Expenses	0.84%
*Management fees shown in the table above are based on a reduced contractual management fee rate for the Portfolio which became effective on February 25, 2013.
Example. The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.
The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
AST Large-Cap Value	$86	$268	$466	$1,037
Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the most recent fiscal year ended December 31, the Portfolio's turnover rate was 113% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies. The Portfolio invests, under normal circumstances, at least 80% of the value of its net assets in securities of large capitalization companies. Large capitalization companies are generally those that have market capitalizations, at the time of purchase, within the market capitalization range of the Russell 1000® Value Index. The subadvisers invest primarily in stock and other equity securities.
Principal Risks of Investing in the Portfolio. The risks identified below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objectives, the Portfolio cannot guarantee success.
Asset Transfer Program Risk. Pre-determined, non-discretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the
11

Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which, in certain instances, could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities that it otherwise would hold. The asset flows may also result in relatively low asset levels and relatively high operating expense ratios for the Portfolio. The efficient operation of the asset flows depends on active and liquid markets, and if market liquidity is strained the assets flows may not operate as intended which in turn could adversely affect performance.
Equity Securities Risk. The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’ s financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Foreign Investment Risk. Investments in foreign securities generally involve more risk than investing in securities of US issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political developments may adversely affect the value of foreign securities; and foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds.
Investment Style Risk. Securities of a particular investment style, such as growth or value, tend to perform differently (i.e., better or worse than other segments of, or the overall, stock market) depending on market and economic conditions.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. The investment techniques, risk analysis and investment strategies used by a subadviser in making investment decisions for the Portfolio may not produce the intended or desired results.
Past Performance. The bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance. Past performance does not mean that the Portfolio will achieve similar results in the future.
The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.
The table also demonstrates how the Portfolio's average annual returns compare to the returns of one or more secondary indexes which include the stocks of companies with similar investment objectives.
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Annual Total Returns

Best Quarter:		Worst Quarter:
16.24%	3rd Quarter of 2009	-22.39%	4th Quarter of 2008

Average Annual Total Returns (For the periods ended December 31, 2012)
	1 year	5 years	10 years
Portfolio	16.89%	-2.40%	4.14%
Index
Standard & Poor's 500 Index (reflects no deduction for fees, expenses or taxes)	15.99%	1.66%	7.10%
Russell 1000 Value Index (reflects no deduction for fees, expenses or taxes)	17.51%	0.59%	7.38%
MANAGEMENT OF THE PORTFOLIO
Investment Managers	Subadviser	Portfolio Managers	Title	Service Date
Prudential Investments LLC	Hotchkis and Wiley Capital Management, LLC	George Davis	Principal, Portfolio Manager and Chief Executive Officer	April 2004
AST Investment Services, Inc.		Judd Peters	Portfolio Manager	April 2004
		Scott McBride	Portfolio Manager	April 2004
		Patricia McKenna	Principal and Portfolio Manager	April 2004
		Sheldon Lieberman	Principal and Portfolio Manager	April 2004
TAX INFORMATION
Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.
13

SUMMARY: AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to seek capital growth.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.88%*
Distribution and/or Service Fees (12b-1 Fees)	0.10%
Other Expenses	0.03%
Total Annual Portfolio Operating Expenses	1.01%
*Management fees shown in the table above are based on a reduced contractual management fee rate for the Portfolio which became effective on February 25, 2013.
Example. The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.
The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
AST Neuberger Berman Mid-Cap Growth	$103	$322	$558	$1,236
Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the most recent fiscal year ended December 31, the Portfolio's turnover rate was 55% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies. The Portfolio invests, under normal circumstances, at least 80% of the value of its assets in common stocks of mid-capitalization companies. For purposes of the Portfolio, a mid-capitalization company is defined as a company whose market capitalization is within the range of market capitalizations of companies in the Russell Midcap® Growth Index. As of February 28, 2013, the median market capitalization of the companies in the Russell Midcap® Growth Index was approximately $5.1 billion and the largest company by market capitalization was approximately $28.5 billion. The Portfolio seeks to reduce risk by diversifying among many companies, industries and sectors. The subadviser employs a disciplined investment strategy when selecting growth stocks. Using fundamental research and quantitative analysis, the subadviser looks for fast-growing companies with above average sales and competitive returns on equity relative to their peers. In doing so, the subadviser analyzes such factors as: financial condition (such as debt to equity ratio); market share and competitive leadership of the company's products; earnings growth relative to competitors; and market valuation in comparison to a stock's own historical norms and the stocks of other mid-cap companies.
14

Principal Risks of Investing in the Portfolio. The risks identified below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objectives, the Portfolio cannot guarantee success.
Asset Transfer Program Risk. Pre-determined, non-discretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which, in certain instances, could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities that it otherwise would hold. The asset flows may also result in relatively low asset levels and relatively high operating expense ratios for the Portfolio. The efficient operation of the asset flows depends on active and liquid markets, and if market liquidity is strained the assets flows may not operate as intended which in turn could adversely affect performance.
Equity Securities Risk. The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’ s financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Investment Style Risk. Securities of a particular investment style, such as growth or value, tend to perform differently (i.e., better or worse than other segments of, or the overall, stock market) depending on market and economic conditions.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. The investment techniques, risk analysis and investment strategies used by a subadviser in making investment decisions for the Portfolio may not produce the intended or desired results.
Mid-Sized Company Risk. The shares of mid-sized companies tend to trade less frequently than those of larger, more established companies, which can have an adverse effect on the pricing and volatility of these securities and on the Portfolio’s ability to sell the securities.
Past Performance. The bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance. Past performance does not mean that the Portfolio will achieve similar results in the future.
The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.
The table also demonstrates how the Portfolio's average annual returns compare to the returns of one or more secondary indexes which include the stocks of companies with similar investment objectives.
15

Annual Total Returns

Best Quarter:		Worst Quarter:
15.75%	2nd Quarter of 2003	-25.68%	4th Quarter of 2008

Average Annual Total Returns (For the periods ended December 31, 2012)
	1 year	5 years	10 years
Portfolio	12.39%	1.63%	10.02%
Index
Russell Midcap® Growth Index (reflects no deduction for fees, expenses or taxes)	15.81%	3.23%	10.32%
S&P MidCap 400 Index (reflects no deduction for fees, expenses or taxes)	17.88%	5.15%	10.53%
MANAGEMENT OF THE PORTFOLIO
Investment Managers	Subadviser	Portfolio Manager	Title	Service Date
Prudential Investments LLC	Neuberger Berman Management LLC	Kenneth J. Turek	Managing Director	January 2003
AST Investment Services, Inc.
TAX INFORMATION
Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.
16

SUMMARY: AST PIMCO LIMITED MATURITY BOND PORTFOLIO
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to seek to maximize total return, consistent with preservation of capital and prudent investment management.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.62%*
Distribution and/or Service Fees (12b-1 Fees)	0.10%
Other Expenses	0.03%
Total Annual Portfolio Operating Expenses	0.75%
*Management fees shown in the table above are based on a reduced contractual management fee rate for the Portfolio which became effective on February 25, 2013.
Example. The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.
The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
AST PIMCO Limited Maturity Bond	$77	$240	$417	$930
Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the most recent fiscal year ended December 31, the Portfolio's turnover rate was 297% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies. The Portfolio invests, under normal circumstances, at least 80% of the value of its net assets in fixed income investments which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. Portfolio holdings will be concentrated in areas of the bond market (based on quality, sector, interest rate or maturity) that the subadviser believes to be relatively undervalued. In selecting fixed income securities, the subadviser uses economic forecasting, interest rate anticipation, credit and call risk analysis, foreign currency exchange rate forecasting, and other securities selection techniques. The proportion of the Portfolio's assets committed to investment in securities with particular characteristics (such as maturity, type and coupon rate) will vary based on the subadviser's outlook for the US and foreign economies, the financial markets, and other factors. The management of duration (a measure of a fixed income security's expected life that incorporates its yield, coupon interest payments, final maturity and call features into one measure) is one of the fundamental tools used by the subadviser.
17

Principal Risks of Investing in the Portfolio. The risks identified below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objectives, the Portfolio cannot guarantee success.
Asset-Backed and/or Mortgage-Backed Securities Risk. Asset-backed and mortgage-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables or, in the case of mortgage-backed securities, mortgage loans. Like fixed income securities, asset-backed and mortgage-backed securities are subject to interest rate risk, liquidity risk, and credit risk, which may be heightened in connection with investments in loans to “subprime” borrowers. Certain asset-backed and mortgage-backed securities are subject to the risk that those obligations will be repaid sooner than expected or later than expected, either of which may result in lower than expected returns. Mortgage-backed securities, because they are backed by mortgage loans, are also subject to risks related to real estate, and securities backed by private-issued mortgages may experience higher rates of default on the underlying mortgages than securities backed by government-issued mortgages.
Asset Transfer Program Risk. Pre-determined, non-discretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which, in certain instances, could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities that it otherwise would hold. The asset flows may also result in relatively low asset levels and relatively high operating expense ratios for the Portfolio. The efficient operation of the asset flows depends on active and liquid markets, and if market liquidity is strained the assets flows may not operate as intended which in turn could adversely affect performance.
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of an underlying asset, reference rate, or index. The use of derivatives involves a variety of risks, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; the derivative used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Fixed income Securities Risk. Investment in fixed income securities involves a variety of risks, including that: an issuer or guarantor of a security will be unable to pay obligations when due; the Portfolio may be unable to sell its securities holdings at the price it values the security or at any price; the income generated by and the market price of a fixed income security may decline due to a decrease in interest rates; and the price of a fixed income security may decline due to an increase in interest rates.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. The investment techniques, risk analysis and investment strategies used by a subadviser in making investment decisions for the Portfolio may not produce the intended or desired results.
18

Past Performance. The bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance. Past performance does not mean that the Portfolio will achieve similar results in the future.
The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.
Annual Total Returns

Best Quarter:		Worst Quarter:
3.54%	2nd Quarter of 2009	-1.36%	4th Quarter of 2008

Average Annual Total Returns (For the periods ended December 31, 2012)
	1 year	5 years	10 years
Portfolio	4.70%	4.39%	3.95%
Index
BofA Merrill Lynch 1-3 Year Treasury Index (reflects no deduction for fees, expenses or taxes)	0.43%	2.32%	2.72%
MANAGEMENT OF THE PORTFOLIO
Investment Manager	Subadviser	Portfolio Manager	Title	Service Date
Prudential Investments LLC	Pacific Investment Management Company LLC	Saumil H. Parikh, CFA	Managing Director	January 2011
AST Investment Services, Inc.
TAX INFORMATION
Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.
19

SUMMARY: AST PIMCO TOTAL RETURN BOND PORTFOLIO
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to seek to maximize total return, consistent with preservation of capital and prudent investment management.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.60%*
Distribution and/or Service Fees (12b-1 Fees)	0.10%
Other Expenses	0.02%
Total Annual Portfolio Operating Expenses	0.72%
*Management fees shown in the table above are based on a reduced contractual management fee rate for the Portfolio which became effective on February 25, 2013.
Example. The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.
The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
AST PIMCO Total Return Bond	$74	$230	$401	$894
Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the most recent fiscal year ended December 31, the Portfolio's turnover rate was 482% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies. The Portfolio invests, under normal circumstances, at least 80% of the value of its net assets in fixed income investments which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. Portfolio holdings will be concentrated in areas of the bond market (based on quality, sector, interest rate or maturity) that the subadviser believes to be relatively undervalued. In selecting fixed income securities, the subadviser uses economic forecasting, interest rate anticipation, credit and call risk analysis, foreign currency exchange rate forecasting, and other securities selection techniques. The proportion of the Portfolio's assets committed to investment in securities with particular characteristics (such as maturity, type and coupon rate) will vary based on the subadviser's outlook for the US and foreign economies, the financial markets, and other factors. The management of duration (a measure of a fixed income security's expected life that incorporates its yield, coupon interest payments, final maturity and call features into one measure) is one of the fundamental tools used by the subadviser.
20

Principal Risks of Investing in the Portfolio. The risks identified below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objectives, the Portfolio cannot guarantee success.
Asset-Backed and/or Mortgage-Backed Securities Risk. Asset-backed and mortgage-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables or, in the case of mortgage-backed securities, mortgage loans. Like fixed income securities, asset-backed and mortgage-backed securities are subject to interest rate risk, liquidity risk, and credit risk, which may be heightened in connection with investments in loans to “subprime” borrowers. Certain asset-backed and mortgage-backed securities are subject to the risk that those obligations will be repaid sooner than expected or later than expected, either of which may result in lower than expected returns. Mortgage-backed securities, because they are backed by mortgage loans, are also subject to risks related to real estate, and securities backed by private-issued mortgages may experience higher rates of default on the underlying mortgages than securities backed by government-issued mortgages.
Asset Transfer Program Risk. Pre-determined, non-discretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which, in certain instances, could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities that it otherwise would hold. The asset flows may also result in relatively low asset levels and relatively high operating expense ratios for the Portfolio. The efficient operation of the asset flows depends on active and liquid markets, and if market liquidity is strained the assets flows may not operate as intended which in turn could adversely affect performance.
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of an underlying asset, reference rate, or index. The use of derivatives involves a variety of risks, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; the derivative used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Fixed income Securities Risk. Investment in fixed income securities involves a variety of risks, including that: an issuer or guarantor of a security will be unable to pay obligations when due; the Portfolio may be unable to sell its securities holdings at the price it values the security or at any price; the income generated by and the market price of a fixed income security may decline due to a decrease in interest rates; and the price of a fixed income security may decline due to an increase in interest rates.
Foreign Investment Risk. Investments in foreign securities generally involve more risk than investing in securities of US issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political developments may adversely affect the value of foreign securities; and foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds.
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Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. The investment techniques, risk analysis and investment strategies used by a subadviser in making investment decisions for the Portfolio may not produce the intended or desired results.
Past Performance. The bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance. Past performance does not mean that the Portfolio will achieve similar results in the future.
The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.
Annual Total Returns

Best Quarter:		Worst Quarter:
8.30%	2nd Quarter of 2009	-3.58%	3rd Quarter of 2008

Average Annual Total Returns (For the periods ended December 31, 2012)
	1 year	5 years	10 years
Portfolio	9.32%	6.71%	5.83%
Index
Barclays US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	4.22%	5.95%	5.18%
MANAGEMENT OF THE PORTFOLIO
Investment Managers	Subadviser	Portfolio Manager	Title	Service Date
Prudential Investments LLC	Pacific Investment Management Company LLC	William H. Gross, CFA	Managing Director, Portfolio Manager, and Chief Investment Officer	December 1993
AST Investment Services, Inc.
TAX INFORMATION
Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by
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influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.
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SUMMARY: AST SMALL-CAP GROWTH PORTFOLIO
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is long-term capital growth.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.88%*
Distribution and/or Service Fees (12b-1 Fees)	0.10%
Other Expenses	0.03%
Total Annual Portfolio Operating Expenses	1.01%
*Management fees shown in the table above are based on a reduced contractual management fee rate for the Portfolio which became effective on February 25, 2013.
Example. The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.
The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
AST Small-Cap Growth	$103	$322	$558	$1,236
Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the most recent fiscal year ended December 31, the Portfolio's turnover rate was 112% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies. The Portfolio has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its assets in small-capitalization companies. The Portfolio normally pursues its objective by investing primarily in the common stocks of small-capitalization companies. For purposes of the Portfolio, small-capitalization companies are generally those that have market capitalizations no larger than the largest capitalized company included in the Russell 2000® Growth Index at the time of the Portfolio's investment. The size of the companies in the Russell 2000® Growth Index and those on which the subadvisers intend to focus the Portfolio's investments will change with market conditions.
Principal Risks of Investing in the Portfolio. The risks identified below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objectives, the Portfolio cannot guarantee success.
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Asset Transfer Program Risk. Pre-determined, non-discretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which, in certain instances, could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities that it otherwise would hold. The asset flows may also result in relatively low asset levels and relatively high operating expense ratios for the Portfolio. The efficient operation of the asset flows depends on active and liquid markets, and if market liquidity is strained the assets flows may not operate as intended which in turn could adversely affect performance.
Equity Securities Risk. The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’ s financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Foreign Investment Risk. Investments in foreign securities generally involve more risk than investing in securities of US issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political developments may adversely affect the value of foreign securities; and foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds.
Investment Style Risk. Securities of a particular investment style, such as growth or value, tend to perform differently (i.e., better or worse than other segments of, or the overall, stock market) depending on market and economic conditions.
Liquidity and Valuation Risk. The Portfolio may hold one or more securities for which there are no or few buyers and sellers or the securities are subject to limitations on transfer. The Portfolio may be unable to sell those portfolio holdings at the desired time or price, and may have difficulty determining the value of such securities for the purpose of determining the Portfolio’s net asset value. In such cases, investments owned by the Portfolio may be valued at fair value pursuant to guidelines established by the Portfolio’s Board of Trustees. No assurance can be given that the fair value prices accurately reflect the value of security.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. The investment techniques, risk analysis and investment strategies used by a subadviser in making investment decisions for the Portfolio may not produce the intended or desired results.
Small Sized Company Risk. The shares of small sized companies tend to be less liquid than those of larger, more established companies, which can have an adverse effect on the price of these securities and on the Portfolio’s ability to sell these securities. The market price of such investments also may rise more in response to buying demand and fall more in response to selling pressure and be more volatile than investments in larger companies.
Past Performance. The bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance. Past performance does not mean that the Portfolio will achieve similar results in the future.
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The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.
The table also demonstrates how the Portfolio's average annual returns compare to the returns of one or more secondary indexes which include the stocks of companies with similar investment objectives.
Annual Total Returns

Best Quarter:		Worst Quarter:
23.44%	2nd Quarter of 2003	-26.22%	4th Quarter of 2008

Average Annual Total Returns (For the periods ended December 31, 2012)
	1 year	5 years	10 years
Portfolio	12.18%	5.69%	8.12%
Index
Russell 2000 Index (reflects no deduction for fees, expenses or taxes)	16.35%	3.56%	9.72%
Russell 2000 Growth Index (reflects no deduction for fees, expenses or taxes)	14.59%	3.49%	9.80%
MANAGEMENT OF THE PORTFOLIO
Investment Managers	Subadvisers	Portfolio Managers	Title	Service Date
Prudential Investments LLC	Eagle Asset Management, Inc.	Bert L. Boksen, CFA	Senior Vice President and Managing Director	April 2005
AST Investment Services, Inc.		Eric Mintz, CFA	Portfolio Co-Manager	April 2005
	Emerald Mutual Fund Advisers Trust	Kenneth G. Mertz II, CFA	Chief Investment Officer and President	April 2012
		Stacey L. Sears	Senior Vice President	April 2012
		Joseph W. Garner	Director of Research	April 2012
TAX INFORMATION
Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.
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SUMMARY: AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to seek a high level of total return by investing primarily in a diversified portfolio of equity and fixed income securities.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.81%*
Distribution and/or Service Fees (12b-1 Fees)	0.10%
Other Expenses	0.02%
Total Annual Portfolio Operating Expenses	0.93%
*Management fees shown in the table above are based on a reduced contractual management fee rate for the Portfolio which became effective on February 25, 2013.
Example. The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.
The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
AST T. Rowe Price Asset Allocation	$95	$296	$515	$1,143
Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the most recent fiscal year ended December 31, the Portfolio's turnover rate was 51% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies. The Portfolio invests, under normal circumstances, approximately 60% of its total assets in equity securities and 40% in fixed income securities. This mix may vary over shorter time periods; the equity portion may range between 50-70% and the fixed income portion between 30-50%. The subadviser concentrates common stock investments in larger, more established companies, but the Portfolio may include small and medium-sized companies. Up to 50% of the equity portion may be invested in foreign (non-US dollar denominated) equity securities. Up to 10% of the equity portion may be allocated to a real assets segment. The real assets segment invests with the intention of providing exposure to companies that focus on real asset investments. The fixed income portion of the Portfolio will be allocated among investment grade securities (50-100% of the fixed income portion); high yield or “junk” bonds (up to 30% of the fixed income portion); foreign (non-US dollar denominated) high quality debt securities and emerging market securities (up to 50% of the fixed income portion); and cash reserves (up to 40% of the fixed income portion). Cash reserves may consist of US-dollar and non US-dollar currencies. The Portfolio’s maximum combined exposure to foreign equity and fixed income securities is 30% of the Portfolio’s net assets.
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Principal Risks of Investing in the Portfolio. The risks identified below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objectives, the Portfolio cannot guarantee success.
Asset-Backed and/or Mortgage-Backed Securities Risk. Asset-backed and mortgage-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables or, in the case of mortgage-backed securities, mortgage loans. Like fixed income securities, asset-backed and mortgage-backed securities are subject to interest rate risk, liquidity risk, and credit risk, which may be heightened in connection with investments in loans to “subprime” borrowers. Certain asset-backed and mortgage-backed securities are subject to the risk that those obligations will be repaid sooner than expected or later than expected, either of which may result in lower than expected returns. Mortgage-backed securities, because they are backed by mortgage loans, are also subject to risks related to real estate, and securities backed by private-issued mortgages may experience higher rates of default on the underlying mortgages than securities backed by government-issued mortgages.
Asset Transfer Program Risk. Pre-determined, non-discretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which, in certain instances, could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities that it otherwise would hold. The asset flows may also result in relatively low asset levels and relatively high operating expense ratios for the Portfolio. The efficient operation of the asset flows depends on active and liquid markets, and if market liquidity is strained the assets flows may not operate as intended which in turn could adversely affect performance.
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of an underlying asset, reference rate, or index. The use of derivatives involves a variety of risks, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; the derivative used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities.
Equity Securities Risk. The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’ s financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Fixed income Securities Risk. Investment in fixed income securities involves a variety of risks, including that: an issuer or guarantor of a security will be unable to pay obligations when due; the Portfolio may be unable to sell its securities holdings at the price it values the security or at any price; the income generated by and the market price of a fixed income security may decline due to a decrease in interest rates; and the price of a fixed income security may decline due to an increase in interest rates.
Foreign Investment Risk. Investments in foreign securities generally involve more risk than investing in securities of US issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements
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comparable to, US markets; foreign financial reporting standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political developments may adversely affect the value of foreign securities; and foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds.
High-Yield Risk. Investments in fixed income securities rated below investment grade and unrated securities of similar credit quality (i.e., high yield securities or junk bonds) may be more sensitive to interest rate, credit and liquidity risks than investments in investment grade securities, and have predominantly speculative characteristics.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. The investment techniques, risk analysis and investment strategies used by a subadviser in making investment decisions for the Portfolio may not produce the intended or desired results.
Past Performance. The bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance. Past performance does not mean that the Portfolio will achieve similar results in the future.
The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.
The table also demonstrates how the Portfolio’s average annual returns compare to the returns of two custom blended stock indexes, each of which includes the stocks of companies with similar investment objectives. The Portfolio’s primary custom blended stock index consists of the S&P 500 Index (60%) and the Barclays US Government/Credit Index (40%). The Portfolio’s secondary custom blended index consists of the Russell 3000 Index (45%), the Barclays US Aggregate Index (40%), and the MSCI EAFE Index (15%). Prudential Investments LLC and AST Investment Services, Inc. determined the weight of each index comprising each of the custom blended indexes.
Annual Total Returns

Best Quarter:		Worst Quarter:
13.54%	2nd Quarter of 2009	-14.26%	4th Quarter of 2008

Average Annual Total Returns (For the periods ended December 31, 2012)
	1 year	5 years	10 years
Portfolio	13.50%	3.49%	7.44%
Index
Standard & Poor's 500 Index (reflects no deduction for fees, expenses or taxes)	15.99%	1.66%	7.10%
Primary Blended Index (reflects no deduction for fees, expenses or taxes)	11.57%	3.87%	6.66%
Secondary Blended Index (reflects no deduction for fees, expenses or taxes)	11.85%	3.34%	7.20%
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MANAGEMENT OF THE PORTFOLIO
Investment Managers	Subadviser	Portfolio Managers	Title	Service Date
Prudential Investments LLC	T. Rowe Price Associates, Inc.	Charles M. Shriver, CFA	Vice President and Portfolio Manager	May 2010
AST Investment Services, Inc.		Ken D. Uematsu, CFA	Vice President and Portfolio Manager	January 2009
		Raymond A. Mills, Ph.D., CFA	Vice President and Portfolio Manager	January 2000
		Daniel O. Shackelford, CFA	Vice President and Portfolio Manager	March 1999
		Anna Dopkin, CFA	Vice President and Portfolio Manager	April 2007
		Paul A. Karpers, CFA	Vice President and Portfolio Manager	August 2007
		Michael J. Conelius, CFA	Vice President and Portfolio Manager	June 2010
TAX INFORMATION
Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.
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ABOUT THE FUND
About the Fund and its Portfolios
This prospectus provides information about the Advanced Series Trust (the Fund) and its separate portfolios (each, a Portfolio). The Portfolios of the Fund which are discussed in this prospectus are identified on the front cover and in the table of contents. Each Portfolio is a diversified investment company as defined by the Investment Company Act of 1940 (the 1940 Act), unless herein noted otherwise.
Prudential Investments LLC (PI) and AST Investment Services, Inc. (ASTIS), both wholly-owned subsidiaries of Prudential Financial, Inc. (Prudential Financial), serve as overall investment managers of the Fund. With respect to AST Schroders Global Tactical Portfolio and AST AQR Emerging Markets Equity Portfolio, PI serves as the sole investment manager. Prudential Financial, which is incorporated in the United States, has its principal place of business in the United States. Neither Prudential Financial nor any of its subsidiaries are affiliated in any manner with Prudential plc, a company incorporated in the United Kingdom. ASTIS and PI (together, the Investment Managers) have retained one or more subadvisers (each, a Subadviser), to manage the day-to-day investment of the assets of each Portfolio in a multi-manager structure. More information about the Investment Managers, each Subadviser and the multi-manager structure is included in “How the Fund is Managed” later in this Prospectus.
The Fund offers one class of shares in each Portfolio. As of the date of this prospectus, shares of the Portfolios of the Fund are sold only to separate accounts of Prudential Annuities Life Assurance Corporation, The Prudential Insurance Company of America, Pruco Life Insurance Company, Pruco Life Insurance Company of New Jersey, Prudential Retirement Insurance and Annuity Company, Pramerica of Bermuda Life Assurance Company, Ltd. (collectively, Prudential), Kemper Investors Life Insurance Company, Allstate Life Insurance Company and Allstate Life Insurance Company of New York as investment options under variable life insurance and variable annuity contracts (the Contracts). Shares of the Fund may be sold directly to certain qualified retirement plans.
Additional information about each Portfolio is set forth in the following sections, and is also provided in the Statement of Additional Information (SAI).
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PRINCIPAL RISKS
Principal Risks of Investing in the Portfolio. The risks identified below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objectives, the Portfolio cannot guarantee success.
Asset-Backed and/or Mortgage-Backed Securities Risk. Asset-backed and mortgage-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables or, in the case of mortgage-backed securities, mortgage loans on residential and/or commercial real estate. Asset-backed and mortgage-backed securities are subject to interest rate risk, credit risk and liquidity risk, which are further described under Fixed income Securities Risk.
Asset-backed and mortgage-backed securities may also be subject to prepayment and extension risks. In a period of declining interest rates, borrowers may repay principal on mortgages or other loan obligations underlying a security more quickly than anticipated, which may require a Portfolio to reinvest the repayment proceeds in securities that pay lower interest rates (prepayment risk). In a period of rising interest rates, prepayments may occur at a slower rate than expected, which may prevent a Portfolio from reinvesting repayment proceeds in securities that pay higher interest rates (extension risk). The more a Portfolio invests in longer-term securities, the more likely it will be affected by changes in interest rates, which may result in lower than anticipated yield-to-maturity and expected returns as well as reduced market value of such securities.
The risks associated with investments in asset-backed and mortgage-backed securities, particularly credit risk, are heightened in connection with investments in loans to “subprime” borrowers or borrowers with blemished credit histories. Some mortgage-backed securities receive government or private support, but there is no assurance that such support will remain in place.
Mortgage-backed securities are a specific type of asset-backed security—one backed by mortgage loans on residential and/or commercial real estate. Therefore, they also have risks related to real estate, including significant sensitivity to changes in real estate prices and interest rates and, in the case of commercial mortgages, office and factory occupancy rates. Moreover, securities backed by mortgages issued by private, non-government issuers may experience higher rates of default on the underlying mortgages than government issued mortgages because private issuer mortgage loans often do not meet the underwriting standards of government-issued mortgages. Private issuer mortgage-backed securities may include loans on commercial or residential properties.
A Portfolio may invest in securities issued or guaranteed by the US government or its agencies and instrumentalities, such as the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), or the Federal Home Loan Mortgage Corporation (Freddie Mac). Unlike Ginnie Mae securities, securities issued or guaranteed by US government-related organizations such as Fannie Mae or Freddie Mac are not backed by the full faith and credit of the US government, and no assurance can be given that the US government would provide financial support to such securities.
Asset Transfer Program Risk. The Portfolios may be used in connection with certain benefit programs under the Contracts. In order for the Participating Insurance Companies to manage the guarantees offered in connection with these benefit programs, the Participating Insurance Companies generally require Contract owners to participate in certain specialized asset transfer programs under which the Participating Insurance Companies will monitor each Contract owner’s account value and, if necessary, will systematically transfer amounts among investment options. The transfers are based on pre-determined, non-discretionary mathematical formulas which generally focus on the amounts guaranteed at specific future dates or the present value of the estimated lifetime payments to be made.
As an example of how the asset transfer formulas operate under certain market environments, a downturn in the equity markets (i.e., a reduction in a Contract owner’s account value within the selected investment options) and certain market return scenarios involving “flat” returns over a period of time may cause the Participating Insurance
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Companies to transfer some or all of such Contract owner’s account value to a fixed-income investment option. In general terms, such transfers are designed to ensure that an appropriate percentage of the projected guaranteed amounts are supported by fixed-income investments. For more information on the benefit programs and asset transfer formulas, please see your Contract prospectus.
These formulas may result in large-scale asset flows into and out of the Portfolios, which, in certain instances, could adversely affect the Portfolios, including their risk profiles, expenses and performance. For example, the asset flows may adversely affect performance by requiring a Portfolio to purchase or sell securities at inopportune times, by otherwise limiting a subadviser’s ability to fully implement a Portfolio’s investment strategies, or by requiring a Portfolio to hold a larger portion of its assets in highly liquid securities that it otherwise would hold. The asset flows may also result in relatively low asset levels and relatively high operating expense ratios for a Portfolio. The efficient operation of the asset flows depends on active and liquid markets. If market liquidity is strained, the assets flows may not operate as intended. For example, it is possible that illiquid markets or other market stress could cause delays in the transfer of cash from one Portfolio to another Portfolio, which in turn could adversely affect performance.
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of one or more underlying investments, such as an asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies, and currency exchange rates. Derivatives in which the Portfolios may invest include exchange-traded instruments as well as privately negotiated instruments, also called over-the-counter instruments. Examples of derivatives include options, futures, forward agreements, interest rate swap agreements, credit default swap agreements, and credit-linked securities. A Portfolio may, but is not required to, use derivatives to earn income or enhance returns, manage or adjust its risk profile, replace more traditional direct investments, or obtain exposure to certain markets. The use of derivatives to seek to earn income or enhance returns may be considered speculative.
The use of derivatives involves a variety of risks and costs that are different from, or possibly greater than, investing directly in traditional equity and debt securities, including:
■	Counterparty credit risk. There is a risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to a Portfolio. This risk is especially important in the context of privately negotiated instruments. For example, a Portfolio would be exposed to counterparty credit risk to the extent it enters into a credit default swap, that is, it purchases protection against a default by a debt issuer, and the swap counterparty does not maintain adequate reserves to cover such a default.
■	Leverage risk. Certain derivatives and related trading strategies create debt obligations similar to borrowings, and therefore create, leverage. Leverage can result in losses to a Portfolio that exceed the amount the Portfolio originally invested. To mitigate leverage risk, a Portfolio will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause a Portfolio to liquidate Portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation or coverage requirements.
■	Liquidity and valuation risk. Certain exchange-traded derivatives may be difficult or impossible to buy or sell at the time that the seller would like, or at the price that the seller believes the derivative is currently worth. Privately negotiated instruments may be difficult to terminate, and from time to time, a Portfolio may find it difficult to enter into a transaction that would offset the losses incurred by another derivative that it holds. Derivatives, and especially privately negotiated instruments, also involve the risk of incorrect valuation (that is, the value assigned to the derivative may not always reflect its risks or potential rewards).
■	Hedging risk. Hedging is a strategy in which a Portfolio uses a derivative to offset the risks associated with its other portfolio holdings. While hedging can reduce losses, it can also reduce or eliminate gains or magnify losses if the market moves in a manner different from that anticipated by the Portfolio. Hedging also involves the risk that changes in the value of the derivative will not match the value of the holdings being hedged, to the extent expected by the Portfolio, in which case any losses on the holdings being hedged may not be reduced and in fact may be increased. No assurance can be given that any hedging strategy will reduce risk or that hedging transactions will be either available or cost effective. A Portfolio is not required to use hedging and may choose not to do so.
■	Commodity risk. A commodity-linked derivative instrument is a financial instrument, the value of which is determined by the value of one or more commodities, such as precious metals and agricultural products, or an index of various commodities. The prices of these instruments historically have been affected by, among other
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things, overall market movements or fluctuations, such as demand, supply disruptions and speculation, and changes in interest and exchange rates. Commodity-linked derivative instruments may be more volatile than investments in traditional equity and debt securities.
Equity Securities Risk. There is a risk that the value of a particular stock or equity-related security held by a Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’s financial condition. In addition to an individual stock losing value, the value of the equity markets or a sector of those markets in which the Portfolio invests could go down. A Portfolio’ s holdings can vary from broad market indexes, and the performance of a Portfolio can deviate from the performance of such indexes. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments. Such events may result in losses to a Portfolio.
Exchange-Traded Funds (ETF) Risk. The Portfolios may invest in ETFs as an efficient means of carrying out its investment strategies. As with mutual funds (i.e., funds that are not exchange-traded), ETFs charge asset-based fees that a Portfolio will indirectly bear as a result of its investment in an ETF. ETFs are traded on stock exchanges or on the over-the-counter market. ETFs do not charge initial sales charges or redemption fees and investors pay only customary brokerage fees to buy and sell ETF shares.
An investment in an ETF generally presents the same primary risks as an investment in a mutual fund that has the same investment objectives, strategies and policies. In addition, ETFs may be subject to the following risks: (i) the market price of an ETF’s shares may trade above or below their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such an action appropriate, the shares are delisted from the exchange or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally. The price of an ETF can fluctuate, and a Portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down.
Expense Risk. Your actual cost of investing in a Portfolio may be higher than the expenses shown in “Annual Portfolio Operating Expenses” for a variety of reasons. For example, portfolio operating expense ratios may be higher than those shown if a Portfolio’s average net assets decrease, fee waivers or expense limitations change, or the Portfolio incurs more expenses than expected.
Fixed income Securities Risk. Investment in fixed income securities involves a variety of risks, including credit risk, liquidity risk and interest rate risk.
■	Credit risk. Credit risk is the risk that an issuer or guarantor of a security will be unable to pay principal and interest when due, or that the value of the security will suffer because investors believe the issuer is less able to make required principal and interest payments. Credit ratings are intended to provide a measure of credit risk. However, credit ratings are only the opinions of the credit rating agency issuing the ratings and are not guarantees as to quality. The lower the rating of a debt security held by a Portfolio, the greater the degree of credit risk that is perceived to exist by the credit rating agency with respect to that security. Increasing the amount of Portfolio assets allocated lower-rated securities generally will increase the credit risk to which a Portfolio is subject. Information on the ratings issued to debt securities by certain credit rating agencies is included in Appendix I to this Prospectus. Not all securities are rated. In the event that the relevant credit rating agencies assign different ratings to the same security, a Portfolio’s subadviser may determine which rating it believes best reflects the security’s quality and risk at that time. Some but not all US government securities are insured or guaranteed by the US government, while others are only insured or guaranteed by the issuing agency, which must rely on its own resources to repay the debt. Although credit risk may be lower for US government securities than for other investment-grade securities, the return may be lower.
■	Liquidity risk. Liquidity risk is the risk that a Portfolio may not be able to sell some or all of the securities it holds, either at the price it values the security or at any price. Liquidity risk also includes the risk that there may be delays in selling a security, if it can be sold at all.
■	Interest rate risk. Interest rate risk is the risk that the rates of interest income generated by the fixed income investments of a Portfolio may decline due to a decrease in market interest rates and that the market prices of the fixed income investments of a Portfolio may decline due to an increase in market interest rates. Generally, the
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longer the maturity of a fixed income security, the greater is the decline in its value when rates increase. As a result, portfolios with longer durations and longer weighted average maturities generally have more volatile share prices than portfolios with shorter durations and shorter weighted average maturities. The prices of fixed income securities generally move in the opposite direction to that of market interest rates. Certain securities acquired by a Portfolio may pay interest at a variable rate or the principal amount of the security periodically adjusts according to the rate of inflation or other measure. In either case, the interest rate at issuance is generally lower than the fixed interest rate of bonds of similar seniority from the same issuer; however, variable interest rate securities generally are subject to a lower risk that their value will decrease during periods of increasing interest rates and increasing inflation.
Foreign Investment Risk. Investment in foreign securities generally involve more risk than investing in securities of US issuers. Foreign securities include investments in securities of foreign issuers denominated in foreign currencies, as well as securities of foreign issuers denominated in US dollars and American Depositary Receipts.
Foreign investment risk includes the following risks:
■	Currency risk. Changes in currency exchange rates may affect the value of foreign securities held by a Portfolio. Currency exchange rates can be volatile and affected by, among other factors, the general economic conditions of a country, the actions of the US and non-US governments or central banks, the imposition of currency controls, and speculation. A security may be denominated in a currency that is different from the currency of the country where the issuer is domiciled. Changes in currency exchange rates may affect the value of foreign securities held by a Portfolio. If a foreign currency grows weaker relative to the US dollar, the value of securities denominated in that foreign currency generally decreases in terms of US dollars. If a Portfolio does not correctly anticipate changes in exchange rates, its share price could decline as a result. A Portfolio may from time to time attempt to hedge a portion of its currency risk using a variety of techniques, including currency futures, forwards, and options. However, these instruments may not always work as intended, and in certain cases a Portfolio may be exposed to losses that are greater than the amount originally invested. For most emerging market currencies, suitable hedging instruments may not be available.
■	Emerging market risk. Countries in emerging markets (e.g., South America, Eastern and Central Europe, Africa and the Pacific Basin countries) may have relatively unstable governments, economies based on only a few industries and securities markets that trade a limited number of securities. Securities of issuers located in these countries tend to have volatile prices and offer the potential for substantial loss as well as gain. In addition, these securities may be less liquid than investments in more established markets as a result of inadequate trading volume or restrictions on trading imposed by the governments of such countries. Emerging markets may also have increased risks associated with clearance and settlement. Delays in settlement could result in periods of uninvested assets, missed investment opportunities or losses for a Portfolio.
■	Foreign market risk. Foreign markets tend to be more volatile than US markets and are generally not subject to regulatory requirements comparable to those in the US In addition, foreign markets are subject to differing custody and settlement practices. Foreign markets are subject to bankruptcy laws different than those in the US, which may result in lower recoveries for investors.
■	Information risk. Financial reporting standards for companies based in foreign markets usually differ from those in the US
■	Liquidity and valuation risk. Stocks that trade less frequently can be more difficult or more costly to buy, or to sell, than more liquid or active stocks. This liquidity risk is a function of the trading volume of a particular stock, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than US markets. This can make buying and selling certain securities more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell a security in an orderly fashion at a price that approaches an estimate of its value.
■	Political risk. Political developments may adversely affect the value of a Portfolio’s foreign securities. In addition, some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits. In addition, a Portfolio’s investments in foreign securities may be subject to the risk of nationalization or expropriation of a foreign corporation’s assets, imposition of currency exchange controls, or restrictions on the repatriation of non-US currency, confiscatory taxation, political or financial instability and adverse diplomatic developments. These risks are heightened in all respects with respect to investments in foreign securities issued by foreign corporations and governments located in developing countries or emerging markets.
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■	Regulatory risk. Some foreign governments regulate their exchanges less stringently than the US, and the rights of shareholders may not be as firmly established as in the US In general, less information is publicly available about foreign corporations than about US companies.
■	Taxation risk. Many foreign markets are not as open to foreign investors as US markets. A Portfolio may be required to pay special taxes on gains and distributions that are imposed on foreign investors. Payment of these foreign taxes may reduce the investment performance of a Portfolio.
Fund of Funds Risk. A Portfolio that is structured as a “fund of funds” invests primarily in other Portfolios, which we refer to as “Underlying Portfolios.” In addition to the risks associated with the investment in the Underlying Portfolios, these Portfolios are subject to the following risks:
■	To the extent that a Portfolio concentrates its assets among Underlying Portfolios that invest principally in one or several asset classes, a Portfolio may from time to time underperform mutual funds exposed primarily to other asset classes. For example, a Portfolio may be overweighed in the equity asset class when the stock market is falling and the fixed income market is rising. Likewise, a Portfolio may be overweighted in the fixed income asset class when the fixed income market is falling and the stock market is rising.
■	The ability of a Portfolio to achieve its investment objective depends on the ability of the selected Underlying Portfolios to achieve their investment objectives. There is a risk that the selected Underlying Portfolios will underperform relevant markets, relevant indices, or other portfolios with similar investment objectives and strategies.
■	The performance of a Portfolio may be affected by large purchases and redemptions of Underlying Portfolio shares. For example, large purchases and redemptions may cause an Underlying Portfolio to hold a greater percentage of its assets in cash than other portfolios pursuing similar strategies, and large redemptions may cause an Underlying Portfolio to sell assets at inopportune times. Underlying Portfolios that have experienced significant redemptions may, as a result, have higher expense ratios than other portfolios pursuing similar strategies. The Investment Managers and a Portfolio’s subadviser(s) seek to minimize the impact of large purchases and redemptions of Underlying Portfolio shares, but their abilities to do so may be limited.
■	There is a potential conflict of interest between a Portfolio and its Investment Managers and a Portfolio’s subadviser(s). Because the amount of the investment management fees to be retained by the Investment Managers and their affiliates may differ depending upon which Underlying Portfolios are used in connection with a Portfolio, there is a potential conflict of interest for the Investment Managers and a Portfolio’ s subadviser(s) in selecting the Underlying Portfolios. In addition, the Investment Managers and a Portfolio’s subadviser(s) may have an incentive to take into account the effect on an Underlying Portfolio in which the Portfolio may invest in determining whether, and under what circumstances, to purchase or sell shares in that Underlying Portfolio. Although the Investment Managers and a Portfolio’s subadviser(s) take steps to address the potential conflicts of interest, it is possible that the potential conflicts could impact the Portfolios.
Investment Style Risk. Securities of a particular investment style, such as growth or value, tend to perform differently and shift into and out of favor depending on market and economic conditions and investor sentiment, and tend to go through cycles of performing better—or worse—than other segments of the stock market or the overall stock market. As a result, a Portfolio’s performance may at times be worse than the performance of other portfolios that employ different investment styles.
Due to their relatively high valuations, growth stocks are typically more volatile than value stocks. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, share prices may decline significantly, even if earnings do increase. Further, growth stocks may not pay dividends or may pay lower dividends than value stocks. This means they depend more on price changes for returns and may be more adversely affected in a down market compared to value stocks that pay higher dividends.
There is a risk that the value investment style may be out of favor for a period of time, that the market will not recognize a security’s intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced. Historically, value stocks have performed best during periods of economic recovery.
High-Yield Risk. Investments in high-yield securities and unrated securities of similar credit quality (commonly known as “high yield securities” or “junk bonds”) may be subject to greater levels of interest rate, credit and liquidity risk than investments in investment grade securities. High-yield securities are considered predominantly speculative
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with respect to the issuer’s continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for high-yield securities and reduce a Portfolio’s ability to sell its high-yield securities. In addition, the market for lower-rated bonds may be thinner and less active than the market for higher-rated bonds, and the prices of lower-rated bonds may fluctuate more than the prices of higher-rated bonds, particularly in times of market stress.
Industry/Sector Risk. A Portfolio that invests in a single market sector or industry can accumulate larger positions in a single issuer or an industry sector. As a result, the Portfolio's performance may be tied more directly to the success or failure of a smaller group of portfolio holdings.
Leverage Risk. Leverage is the investment of borrowed cash. When using leverage, a Portfolio receives any profit or loss on the amount borrowed and invested, but remains obligated to repay the amount borrowed plus interest. The effect of using leverage is to amplify a Portfolio’s gains and losses in comparison to the amount of a Portfolio’s assets (that is, assets other than borrowed assets) at risk, thus causing the Portfolio to be more volatile. Certain transactions may give rise to a form of leverage. Examples of such transactions include borrowing, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment contracts. To mitigate leverage risk, a Portfolio may segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause a Portfolio to liquidate Portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation or coverage requirements.
License Risk. A Portfolio, the Investment Managers or a subadviser may rely on licenses from third parties that permit the use of intellectual property in connection with the Portfolio’s investment strategies. Such licenses may be terminated by the licensors under certain circumstances, and, as a result, a Portfolio may have to change its investment strategies. Accordingly, the termination of a license may have a significant effect on the operation of the affected Portfolio.
Liquidity and Valuation Risk. From time to time, a Portfolio may hold one or more securities for which there are no or few buyers and sellers or the securities are subject to limitations on transfer. In those cases, a Portfolio may have difficulty determining the values of those securities for the purpose of determining a Portfolio’s net asset value. A Portfolio also may have difficulty disposing of those securities at the values determined by the Portfolio for the purpose of determining the Portfolio’s net asset value, especially during periods of significant net redemptions of Portfolio shares. For example, private equity investments and private real estate-related investments are generally considered illiquid and generally cannot be readily sold. As a result, private real estate-related investments owned by a Portfolio may be valued at fair value pursuant to guidelines established by the Portfolio’s Board of Trustees. No assurance can be given that the fair value prices accurately reflect the price a Portfolio would receive upon the sale of the investment.
Portfolios with principal investment strategies that involve foreign securities, private placement investments, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity and valuation risk.
Liquidity and Valuation Risk Of Private Real Estate-Related Investments. Private real estate-related investments are generally considered illiquid and generally cannot be readily sold. As a result, private real estate-related investments owned by the Global Real Estate Portfolio will be valued at fair value pursuant to guidelines established by the Fund's Board of Trustees. The guidelines incorporate periodic independent appraised value of the properties, but an appraisal is only an estimate of market value. No assurance can be given that the fair value prices accurately reflect the price a Portfolio would receive upon the sale of the investment.
Market and Management Risk. Market risk is the risk that the markets in which the Portfolios invest will experience market volatility and go down in value, including the possibility that a market will go down sharply and unpredictably. All markets go through cycles, and market risk involves being on the wrong side of a cycle. Factors affecting market risk include political events, broad economic and social changes, and the mood of the investing public. If investor sentiment turns negative, the price of all securities may decline. Management risk is the risk that
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the investment strategy or PI or a subadviser will not work as intended. All decisions by PI or a subadviser require judgment and are based on imperfect information. In addition, Portfolios managed using an investment model are subject to the risk that the investment model may not perform as expected.
Merger Arbitrage Securities and Distressed Companies Risk. A merger or other restructuring, or a tender or exchange offer, proposed or pending at the time a Portfolio invests in merger arbitrage securities may not be completed on the terms or within the time frame contemplated, resulting in losses to a Portfolio. Debt obligations of distressed companies typically are rated below investment grade, unrated, in default or close to default and are generally more likely to become worthless than the securities of more financially stable companies.
Mid-Sized Company Risk. The shares of mid-sized companies tend to trade less frequently than those of larger, more established companies, which can have an adverse effect on the pricing of these securities and on a Portfolio’s ability to sell the securities. Changes in the demand for these securities generally have a disproportionate effect on their market price, tending to make prices rise more in response to buying demand and fall more in response to selling pressure. Such investments also may be more volatile than investments in larger companies, as mid-sized companies generally experience higher growth and failure rates, and typically have less access to capital.
Mortgage-Backed Securities Risk. A mortgage-backed security is a specific type of asset-backed security - one backed by mortgage loans on residential and/or commercial real estate. Therefore, they have many of the risk characteristics of asset-backed securities, including prepayment and extension risks, as well as interest rate, credit and liquidity risk. Because they are backed by mortgage loans, mortgage-backed securities also have risks related to real estate, including significant sensitivity to changes in real estate prices and interest rates and, in the case of commercial mortgages, office and factory occupancy rates. Many mortgage-backed securities are issued by federal government agencies such as Government National Mortgage Association, also known as Ginnie Mae, or by government-sponsored enterprises such as Federal Home Loan Mortgage Corporation (Freddie Mac) or Federal National Mortgage Association (Fannie Mae). Currently, Freddie Mac and Fannie Mae are in government conservatorship. Private issuer mortgage-backed securities may include loans on commercial or residential properties.
Non-Diversification Risk. A Portfolio is considered “diversified” if, with respect to 75 percent of its total assets, it invests no more than 5 percent of its total assets in the securities of one issuer, and its investments in such issuer represent no more than 10 percent of that issuer’s outstanding voting securities. To the extent that a Portfolio is not diversified, there is a risk that the Portfolio may be adversely affected by the performance of relatively few securities or the securities of a single issuer. A non-diversified Portfolio is therefore more exposed to losses caused by a smaller group of portfolio holdings than a diversified portfolio.
Real Estate Risk. Investments in REITs and real estate-linked derivative instruments will subject a Portfolio to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses. An investment in a real estate-linked derivative instrument that is linked to the value of a REIT is subject to additional risks, such as poor performance by the manager of the REIT, adverse changes to the tax laws, or failure by the REIT to qualify for tax-free pass-through of income under the tax laws. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property and, as a result, may be more exposed to events that adversely affect such properties or areas than REITs that invest more broadly.
Recent Events Risk. The ongoing financial and debt crises have caused increased volatility and significant declines in the value and liquidity of many securities in US and foreign financial markets. This environment could make identifying investment risks and opportunities especially difficult. These market conditions may continue or get worse. In response to these crises, the US and other governments, and their agencies and instrumentalities such as the Federal Reserve and certain foreign central banks, have taken steps to support financial markets. The reduction or withdrawal of these measures could negatively affect the overall economy and/or the value and liquidity of certain
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securities. In addition, the impact of legislation enacted in the United States calling for reform of many aspects of financial regulation, and the corresponding regulatory changes on the markets and the practical implications for market participants, may not be known for some time.
Short Sale Risk. A Portfolio that sells a security short in effect borrows and then sells the security with the expectation that it will later repurchase the security at a lower price and then return the amount borrowed with interest. In contrast, when a Portfolio buys a security long, it purchases the security with cash with the expectation that it later will sell the security at a higher price. A Portfolio that enters into short sales exposes the Portfolio to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Portfolio. Theoretically, the amount of these losses can be unlimited, although for fixed income securities an interest rate of 0% forms an effective limit on how high a security’s price would be expected to rise. Although a Portfolio may try to reduce risk by holding both long and short positions at the same time, it is possible that the Portfolio’s securities held long will decline in value at the same time that the value of the Portfolio’s securities sold short increases, thereby increasing the potential for loss.
Small Sized Company Risk. The shares of small sized companies tend to trade less frequently than those of larger, more established companies, which can have an adverse effect on the price of these securities and on a Portfolio’s ability to sell these securities. Changes in the demand for these securities generally have a disproportionate effect on their market price, tending to make prices rise more in response to buying demand and fall more in response to selling pressure. Such investments also may be more volatile than investments in larger companies, as smaller companies generally experience higher growth and failure rates, and typically have less diversified product lines, less experienced senior management, and less access to capital than larger companies. In the case of small sized technology companies, the risks associated with technology company stocks, which tend to be more volatile than other sectors, are magnified.
Small and Medium Sized Company Risk. The shares of small and medium sized companies tend to trade less frequently than those of larger, more established companies, which can have an adverse effect on the price of these securities and on a Portfolio’s ability to sell these securities. Changes in the demand for these securities generally have a disproportionate effect on their market price, tending to make prices rise more in response to buying demand and fall more in response to selling pressure. Such investments also may be more volatile than investments in larger companies, as smaller and medium sized companies generally experience higher growth and failure rates, and typically have less diversified product lines, less experienced senior management, and less access to capital than larger companies. In the case of small sized technology companies, the risks associated with technology company stocks, which tend to be more volatile than other sectors, are magnified.
Value Style Risk. There is a risk that the value investment style may be out of favor for a period of time, that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced. Historically, value stocks have performed best during periods of economic recovery.
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MORE DETAILED INFORMATION ON HOW THE PORTFOLIOS INVEST
Introduction
We describe each Portfolio's investment objective and policies on the following pages. We describe certain investment instruments that appear below in the section entitled More Detailed Information About Other Investments and Strategies Used by the Portfolios.
Although we make every effort to achieve each Portfolio's objective, we can't guarantee success and it is possible that you could lose money. Unless otherwise stated, each Portfolio's investment objective is a non-fundamental investment policy and, therefore, may be changed by the Board of Trustees of the Fund (the Board) without shareholder approval.
An investment in a Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
The Portfolios have investment strategies and policies that include percentage estimates and limitations. Those percentages are generally applied at the time the Portfolio makes an investment.
A Portfolio may have a policy to invest 80% of its assets in a particular category of investments based on the name of the Portfolio. The 80% requirement is applied at the time the Portfolio makes an investment. Those 80% policies are non-fundamental and may be changed by the Board without shareholder approval. The Portfolio, however, will provide 60 days' prior written notice to shareholders of any change in an 80% policy based on the Portfolio's name if required by applicable rules.
A change in the securities held by a Portfolio is known as “portfolio turnover.” A Portfolio may engage in active and frequent trading to try to achieve its investment objective and may have a portfolio turnover rate of over 100% annually. Increased portfolio turnover may result in higher brokerage fees or other transaction costs, which can reduce performance. If a Portfolio realizes capital gains when it sells investments, it generally must pay those gains to shareholders, increasing its taxable distributions. The Financial Highlights tables at the end of this prospectus show each Portfolio’s portfolio turnover rate during the past fiscal years.
In response to adverse market conditions or when restructuring a Portfolio, we may temporarily invest up to 100% of the Portfolio's total assets in money market instruments. Investing heavily in money market securities limits our ability to achieve our investment objective, but can help to preserve the value of the Portfolio's assets when markets are unstable.
AST Goldman Sachs Concentrated Growth Portfolio
Investment Objective: Long-term growth of capital.
Principal Investment Policies:
The Portfolio pursues its objective, under normal circumstances, by investing primarily in equity securities. Equity securities include common stocks, preferred securities, warrants and securities convertible into or exchangeable for common or preferred stocks. Investments will be in companies that the Subadviser believes have potential to achieve capital appreciation over the long-term. The Portfolio seeks to achieve its investment objective by investing, under normal circumstances, in approximately 30-45 companies that are considered by the Subadviser to be positioned for long-term growth.
The Portfolio generally intends to purchase securities for long-term investment rather than short-term gains. However, short-term transactions may occur as the result of liquidity needs, securities having reached a desired price or yield, anticipated changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time the investment was made.
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Special Situations. The Portfolio may invest in “special situations” from time to time. A “special situation” arises when, in the opinion of the Subadviser, the securities of a particular company will be recognized and appreciate in value due to a specific development, such as a technological breakthrough, management change or new product at that company. Investment in “special situations” carries an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.
Non-diversified Status. The Portfolio is “non-diversified” under the 1940 Act and may invest a large percentage of its assets in only a few issuers, unlike “diversified” mutual funds. Therefore, the Portfolio may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.
Other Investments:
Although the Subadviser invests primarily in equity securities, the Portfolio may also invest to a lesser degree in debt securities when the Portfolio perceives an opportunity for capital growth from such securities. The Portfolio is subject to the following percentage limitations on investing in certain types of debt securities:
■	35% of its assets in bonds rated below investment grade (“junk” bonds).
■	25% of its assets in mortgage- and asset-backed securities.
■	10% of its assets in zero coupon, pay-in-kind and step coupon securities (securities that do not, or may not under certain circumstances, make regular interest payments).
The Portfolio may make short sales “against the box.” In addition, the Portfolio may invest in the following types of securities and engage in the following investment techniques:
Foreign Securities. The Portfolio may also purchase securities of foreign issuers, including foreign equity and debt securities and depositary receipts. Foreign securities are selected primarily on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. No more than 25% of the Portfolio's assets may be invested in foreign securities denominated in foreign currencies and not publicly traded in the United States.
AST Goldman Sachs Large-Cap Value Portfolio
Investment Objective: long-term growth of capital.
Principal Investment Policies:
The Portfolio has a non-fundamental investment policy to invest, under normal circumstances, at least 80% of the value of its net assets in large capitalization companies. For these purposes, large capitalization companies are those that have market capitalizations, at the time of purchase, within the market capitalization range of the Russell 1000® Value Index. As of February 28, 2013, the median market capitalization of the Russell 1000® Value Index was approximately $5.5 billion and the largest company by capitalization was approximately $418.7 billion.
The size of the companies in the Russell 1000® Value Index will change with market conditions. If the market capitalization of a company held by the Portfolio moves outside the range of the Russell 1000® Value Index, the Portfolio may, but is not required to, sell the securities.
The Portfolio seeks to achieve its investment objective by investing in value opportunities that the Portfolio's Subadviser, defines as companies with identifiable competitive advantages whose intrinsic value is not reflected in the stock price.
The Portfolio's equity investment process involves: (1) using multiple industry-specific valuation metrics to identify real economic value and company potential in stocks, screened by valuation, profitability and business characteristics; (2) conducting in-depth company research and assessing overall business quality; and (3) buying those securities that a sector portfolio manager recommends, taking into account feedback from the rest of the portfolio management team. The Subadviser may decide to sell a position for various reasons. Some of these reasons may include valuation and price considerations, when the Subadviser adjusts its outlook on the security based on
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subsequent events, the Subadviser's ongoing assessment of the quality and effectiveness of management, if new investment ideas offer the potential for a better risk/reward profiles than existing holdings, or for risk management purposes. In addition the Subadviser may sell a position in order to meet shareholder redemptions.
Other Investments:
Although the Portfolio invests primarily in publicly-traded US securities, it may invest in foreign securities, including securities quoted in foreign currencies and emerging country securities. The Portfolio may also invest in fixed income securities, such as government, corporate, and bank debt obligations.
AST International Growth Portfolio
Investment Objective: long-term growth of capital.
Principal Investment Policies:
The Portfolio invests, under normal circumstances, at least 80% of the value of its assets in securities of issuers that are economically tied to countries other than the United States. Equity securities include common stocks, preferred stocks, warrants, securities convertible into or exchangeable for common or preferred stocks, American Depositary Receipts (ADRs) and other similar depositary receipts and shares. The Portfolio has the flexibility to invest on a worldwide basis in companies and organizations of any size, regardless of country of organization or place of principal business activity. The Portfolio normally invests primarily in securities of issuers from at least five different countries, which may include countries with emerging markets, excluding the United States. Although the Portfolio intends to invest at least 80% of its assets in the securities of issuers located outside the United States, it may at times invest in US issuers and it may at times invest all of its assets in fewer than five countries or even a single country.
The assets of the Portfolio are independently managed by three Subadvisers under a multi-manager structure. Pursuant to the multi-manager structure, the Investment Managers of the Portfolio determine and allocate a portion of the Portfolio's assets to each of the Subadvisers. The allocations will be reviewed by the Investment Managers periodically and may be altered or adjusted by the Investment Managers without prior notice. Such adjustments will be reflected in the annual update to this prospectus.
Although each Subadviser follows the Portfolio's policy of investing, under normal circumstances, at least 80% of the value of its assets in securities of issuers that are economically tied to countries other than the United States, each Subadviser expects to utilize different investment strategies to achieve the Portfolio's investment objective of long-term growth of capital. The current asset allocations and principal investment strategies for each of the Subadvisers are summarized below.
The Portfolio normally invests primarily in securities of issuers from at least five different countries, which may include countries with emerging markets, excluding the United States. Although the Portfolio intends to invest at least 80% of its assets in the securities of issuers located outside the United States, it may at times invest in US issuers and it may at times invest all of its assets in fewer than five countries or even a single country.
William Blair. William Blair generally takes a “bottom-up” approach to choosing investments for the Portfolio. In other words, William Blair seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large, regardless of where the companies are organized or where they primarily conduct business. Although themes may emerge, William Blair generally selects securities, without regard to any defined allocation among countries, geographic regions or industry sectors, or other similar selection procedure. Current income is not a significant factor in choosing investments, and any income realized by the Portfolio will be incidental to its objective.
Marsico. In selecting investments for the Portfolio, Marsico uses an approach that combines “top-down” macro-economic analysis with “bottom-up” security selection. The “ top-down” approach may take into consideration macro-economic factors such as, without limitation, interest rates, inflation, monetary policy, fiscal policy, currency movements, demographic trends, the regulatory environment, and the global competitive landscape.
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Marsico may also examine other factors that may include, without limitation, the most attractive global investment opportunities, industry consolidation and the sustainability of financial trends. Through this “top-down” analysis, Marsico seeks to identify sectors, industries and companies that may benefit from the overall trends Marsico has observed.
Marsico then looks for individual companies or securities (including, without limitation, equity securities and fixed or variable income securities) that are expected to offer earnings growth potential that may not be recognized by the market at large.
In determining whether a particular company or security may be a suitable investment, Marsico may focus on any of a number of different attributes that may include, without limitation, the company's specific market expertise or dominance; its franchise durability and pricing power; solid fundamentals (e.g., a strong balance sheet, improving returns on equity, the ability to generate free cash flow, apparent use of conservative accounting standards, and transparent financial disclosure); strong and ethical management; commitment to shareholder interests; reasonable valuations in the context of projected growth rates; current income; and other indications that a company or security may be an attractive investment prospect. This process is called “bottom-up” security selection.
As part of this fundamental, “ bottom-up” research, Marsico may visit with a company's management and conduct other research to gain thorough knowledge of the company. Marsico also may prepare detailed earnings and cash flow models of companies. These models may assist Marsico in projecting potential earnings growth, current income and other important company financial characteristics under different scenarios. Each model is typically customized to follow a particular company and is generally intended to replicate and describe a company's past, present and potential future performance. The models may include quantitative information and detailed narratives that reflect updated interpretations of corporate data and company and industry developments.
Marsico may reduce or sell the Portfolio's investments in securities if, in the opinion of Marsico, a security's fundamentals change substantially, its price appreciation leads to overvaluation in relation to Marsico's estimates of future earnings and cash flow growth, the company appears unlikely to realize its growth potential, more attractive investment opportunities appear elsewhere, or for other reasons.
The core investments of the Portfolio *i.e., the primary investments held by the Portfolio over time) generally may include established companies and securities that are expected to offer long-term growth potential. However, the portfolio also may typically include securities of less mature companies, securities with more aggressive growth characteristics, and securities of companies undergoing significant positive developments such as, without limitation, the introduction of a new product line, the appointment of a new management team, or an acquisition.
The Portfolio generally intends to purchase securities for long-term investment rather than short-term gains. However, short-term transactions may occur as the result of liquidity needs, securities having reached a desired price or yield, anticipated changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time the investment was made. To a limited extent, the Portfolio may purchase securities in anticipation of relatively short-term price gains. The Portfolio may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices.
Jennison. Jennison's investment strategy is based on rigorous internal fundamental research and a highly interactive investment process. Jennison uses a bottom-up approach to stock selection. This means that Jennison's investment team selects securities on a company-by-company basis using fundamental analysis to identify companies with some or all of the following: projected high long-term earnings growth, positive earnings revision trends, strong or improving revenue growth, high or improving returns on equity and invested capital, and sufficient trading liquidity.
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Jennison's investment team may consider companies that have sources of attractive growth that take many forms, including disruptive (or game-changing) technologies, products, or services; new product cycles or market expansion; inflection points in industry growth; best-of-breed leadership in particular niches, believed to have sustainable competitive advantages; and restructuring synergies.
Jennison also considers the competitive landscape, including a company's current market share and positioning relative to competitors; potential to increase market share; degree of industry concentration; ability to benefit from economies of scale; pricing power; exposure to regulation; technology relative to competitors; distribution costs relative to competitors; and patent protections.
Jennison likewise assesses a company's ability to execute its business strategy—factors considered may include the company's financial flexibility, capital resources, and the quality of its management.
Along with attractive fundamental characteristics, Jennison also looks for companies with appropriate valuations.
Jennison's investment strategy is not limited by specific industry, sector or geographic requirements or limits. As such, sector and industry weightings are incidental to Jennison's bottom-up stock selection process.
Jennison may reduce or eliminate a position in a security from the portion of the Portfolio that it manages under circumstances that the investment team believes appropriate, including in the event of an unfavorable change in fundamentals such as a weakening financial or competitive position or a significant change in management or governance issues, an increase in a stock's volatility exposure or for other reasons.
Special Situations. The Portfolio may invest in “special situations” from time to time. A special situation arises when, in the opinion of a Subadviser, the securities of a particular issuer will be recognized and increase in value due to a specific development with respect to that issuer. Developments creating a special situation might include a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. Investment in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.
Other Investments:
The Portfolio may invest to a lesser degree in debt securities, including bonds rated below investment grade (“junk” bonds), mortgage and asset-backed securities and zero coupon, pay-in-kind and step coupon securities (securities that do not, or may not under certain circumstances, make regular interest payments).
The Portfolio may make short sales “against the box.” In addition, the Portfolio may invest in the following types of securities and engage in the following investment techniques:
Futures, Options and Other Derivative Instruments. The Portfolio may enter into futures contracts on securities, financial indices and foreign currencies and options on such contracts and may invest in options on securities, financial indices and foreign currencies, forward contracts and interest rate swaps and swap-related products (collectively derivative instruments). Other types of derivatives in which the Portfolio may invest include participation notes Pnotes or Low Exercise Price Warrants LEPWs or similar instruments as a way to access certain non-US markets. These instruments are derivative securities which provide investors with economic exposure to an individual stock, basket of stocks or equity.
The Portfolio intends to use most derivative instruments primarily to hedge the value of its portfolio against potential adverse movements in securities prices, foreign currency markets or interest rates. To a limited extent, the Portfolio may also use derivative instruments for non-hedging purposes such as seeking to increase income. The Portfolio may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk with respect to investments exposed to foreign currency fluctuations.
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Index/Structured Securities. The Portfolio may invest in indexed/structured securities, which typically are short-to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators. Such securities may offer growth potential because of anticipated changes in interest rates, credit standing, currency relationships or other factors
This Portfolio is co-managed by William Blair, Marsico and Jennison. As of February 28, 2013, William Blair is responsible for managing approximately 20% of the Portfolio’s assets, Marsico is responsible for managing approximately 30% of the Portfolio’s assets, and Jennison is responsible for managing approximately 50% of the Portfolio’s assets.
AST Large-Cap Value Portfolio
Investment Objective: current income and long-term growth of income, as well as capital appreciation.
Principal Investment Policies:
The Portfolio has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its net assets in securities of large capitalization companies. Large capitalization companies are generally those that have market capitalizations, at the time of purchase, within the market capitalization range of the Russell 1000® Value Index. Some of these securities may be acquired in initial public offerings (IPOs). In addition to these principal investments, the Portfolio may invest up to 20% of its total assets in foreign securities.
The Subadviser normally focuses on stocks that have a high cash dividend or payout yield relative to the market. Payout yield is defined as dividend yield plus net share repurchases. The Subadviser also may invest in stocks that don't pay dividends, but have growth potential unrecognized by the market or changes in business or management that indicate growth potential.
AST Neuberger Berman Mid-Cap Growth Portfolio
Investment Objective: capital growth.
Principal Investment Policies:
The Portfolio has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its assets in common stocks of mid-capitalization companies. For purposes of the Portfolio, a mid-capitalization company is defined as a company whose market capitalization is within the range of market capitalizations of companies in the Russell Midcap® Growth Index. As of February 28, 2013, the median market capitalization of the companies in the Russell Midcap® Growth Index was approximately $5.1 billion and the largest company by market capitalization was approximately $28.5 billion. The Portfolio seeks to reduce risk by diversifying among many companies, industries and sectors.
The Subadviser employs a disciplined investment strategy when selecting growth stocks. Using fundamental research and quantitative analysis, the Subadviser looks for fast-growing companies with above average sales and competitive returns on equity relative to their peers. In doing so, the Subadviser analyzes such factors as: financial condition (such as debt to equity ratio); market share and competitive leadership of the company's products; earnings growth relative to competitors; and market valuation in comparison to a stock's own historical norms and the stocks of other mid-cap companies.
The Subadviser follows a disciplined selling strategy, and may sell a stock when it fails to perform as expected, or when other opportunities appear more attractive. As with any fund investing primarily in equity securities, the Portfolio is subject to the risk that the value of the equity securities in the Portfolio will decline.
As a fund that invests primarily in mid-cap companies, the Portfolio's risk and share price fluctuation can be expected to be more than that of many funds investing primarily in large-cap companies, but less than that of many funds investing primarily in small-cap companies. Mid-cap stocks may fluctuate more widely in price than the market as a whole, may underperform other types of stocks when the market or the economy is not robust, or fall in price or be difficult to sell during market downturns. In addition, the Portfolio's growth investment program will
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generally involve greater risk and price fluctuation than funds that invest in more undervalued securities. Because the prices of growth stocks tend to be based largely on future expectations, these stocks historically have been more sensitive than value stocks to bad economic news and negative earnings surprises.
Other Investments:
Although equity securities are normally the Portfolio's primary investments, it may invest in preferred stocks and convertible securities, as well as the types of securities described below.
Foreign Securities. The Portfolio may invest up to 10% of the value of its total assets, measured at the time of investment, in equity and debt securities that are denominated in foreign currencies. There is no limitation on the percentage of the Portfolio's assets that may be invested in securities of foreign companies that are denominated in US dollars. In addition, the Portfolio may enter into foreign currency transactions, including forward foreign currency contracts and options on foreign currencies, to manage currency risks, to facilitate transactions in foreign securities, and to repatriate dividend or interest income received in foreign currencies.
Covered Call Options. The Portfolio may try to reduce the risk of securities price or exchange rate changes (hedge) or generate income by writing (selling) covered call options against securities held in its portfolio, and may purchase call options in related closing transactions.
Real Estate Investment Trusts (REITs). The Portfolio may invest in REITs. REITs are pooled investment vehicles which invest primarily in real estate or real estate loans.
AST PIMCO Limited Maturity Bond Portfolio
Investment Objective: to maximize total return, consistent with preservation of capital and prudent investment management.
Principal Investment Policies:
The Portfolio has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its net assets in fixed income investments which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements.
Portfolio holdings are concentrated in areas of the bond market (based on quality, sector, interest rate or maturity) that the Subadviser believes to be relatively undervalued. In selecting fixed income securities, the Subadviser uses economic forecasting, interest rate anticipation, credit and call risk analysis, foreign currency exchange rate forecasting, and other securities selection techniques. The proportion of the Portfolio's assets committed to investment in securities with particular characteristics (such as maturity, type and coupon rate) will vary based on the Subadviser's outlook for the US and foreign economies, the financial markets, and other factors. The management of duration (a measure of a fixed income security's expected life that incorporates its yield, coupon interest payments, final maturity and call features into one measure) is one of the fundamental tools used by the Subadviser.
The Portfolio invests in fixed income securities of varying maturities. The average portfolio duration of the Portfolio normally varies within a one- to three-year time frame based on the Subadviser's forecast for interest rates. The Portfolio may invest up to 10% of its total assets in fixed income securities that are rated below investment grade (junk bonds) but are rated B or higher by Moody's or equivalently by S&P or Fitch (or, if unrated, determined by the Subadviser to be of comparable quality). The Portfolio may also invest up to 10% of its total assets in preferred stocks.
Generally, over the long term, the return obtained by a portfolio investing primarily in fixed income securities such as the Portfolio is not expected to be as great as that obtained by a portfolio investing in equity securities. At the same time, the risk and price fluctuation of a fixed income fund is expected to be less than that of an equity portfolio, so that a fixed income portfolio is generally considered to be a more conservative investment. However, the Portfolio can and routinely does invest in certain complex fixed income securities (including various types of mortgage-backed
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and asset-backed securities) and engage in a number of investment practices (including futures, swaps and dollar rolls) as described below, that many other fixed income funds do not utilize. These investments and practices are designed to increase the Portfolio's return or hedge its investments, but may increase the risk to which the Portfolio is subject.
The following paragraphs describe some specific types of fixed income investments that the Portfolio may invest in, and some of the investment practices used by the Portfolio.
US Government Securities. The Portfolio may invest in various types of US Government securities, including those that are supported by the full faith and credit of the United States; those that are supported by the right of the issuing agency to borrow from the US Treasury; those that are supported by the discretionary authority of the US Government to purchase the agency's obligations; and still others that are supported only by the credit of the instrumentality.
Corporate Debt Securities. Corporate debt securities include corporate bonds, debentures, notes and other similar instruments, including convertible securities and preferred stock. Debt securities may be acquired with warrants attached. The rate of return or return of principal on some debt obligations may be linked or indexed to exchange rates between the US dollar and a foreign currency or currencies.
While the Subadviser may regard some countries or companies as favorable investments, pure fixed income opportunities may be unattractive or limited due to insufficient supply or legal or technical restrictions. In such cases, the Portfolio may consider equity securities or convertible bonds to gain exposure to such investments.
Variable and Floating Rate Securities. Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The interest rates on these securities are tied to other interest rates, such as money-market indices or Treasury bill rates, and reset periodically. While these securities provide the Portfolio with a certain degree of protection against losses caused by rising interest rates, they will cause the Portfolio's interest income to decline if market interest rates decline.
Inflation-Indexed Bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on these bonds is fixed at issuance, and is generally lower than the interest rate on typical bonds. Over the life of the bond, however, this interest will be paid based on a principal value that has been adjusted for inflation. Repayment of the adjusted principal upon maturity may be guaranteed, but the market value of the bonds is not guaranteed, and will fluctuate. The Portfolio may invest in inflation-indexed bonds that do not provide a repayment guarantee. While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to losses.
Event-Linked Bonds. Event-linked bonds are fixed income securities for which the return of principal and payment of interest is contingent upon the non-occurrence of a specific “trigger” event, such as a hurricane, earthquake or other physical or weather-related phenomenon. Some event-linked bonds are commonly referred to as “catastrophe bonds.” If the trigger event occurs, the Portfolio may lose all or a portion of the amount it invested in the bond. Event-linked bonds often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked bonds may also expose the Portfolio to certain unanticipated risks including credit risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked bonds may also be subject to liquidity risk.
Mortgage-Related and Other Asset-Backed Securities. The Portfolio may invest all of its assets in mortgage-backed and other asset-backed securities, including collateralized mortgage obligations and stripped mortgage-backed securities. The value of some mortgage-backed and asset-backed securities in which the Portfolio invests may be particularly sensitive to changes in market interest rates.
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Reverse Repurchase Agreements and Dollar Rolls. In addition to entering into reverse repurchase agreements, the Portfolio may also enter into dollar rolls. In a dollar roll, the Portfolio sells mortgage-backed or other securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date. The Portfolio forgoes principal and interest paid on the securities sold in a dollar roll, but the Portfolio is compensated by the difference between the sales price and the lower price for the future purchase, as well as by any interest earned on the proceeds of the securities sold. The Portfolio also could be compensated through the receipt of fee income. Reverse repurchase agreements and dollar rolls can be viewed as collateralized borrowings and, like other borrowings, will tend to exaggerate fluctuations in Portfolio's share price and may cause the Portfolio to need to sell portfolio securities at times when it would otherwise not wish to do so.
Foreign Securities. The Portfolio may invest up to 30% of its total assets in securities denominated in foreign currencies and may invest beyond this limit in US dollar-denominated securities of foreign issuers. The Portfolio may invest up to 15% of its total assets in securities of issuers based in developing countries (as determined by the Subadviser). The Portfolio may buy and sell foreign currency futures contracts and options on foreign currencies and foreign currency futures contracts, and enter into forward foreign currency exchange contracts for the purpose of hedging currency exchange risks arising from the Portfolio's investment or anticipated investment in securities denominated in foreign currencies. The Portfolio may also use foreign currency options and foreign currency forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. Foreign currency exposure (from non-US dollar-denominated securities or currencies) normally will be limited to 20% of the Portfolio's total assets.
Short Sales and Short Sales “ Against the Box.” Certain Portfolios may make short sales of securities, either as a hedge against potential declines in value of a portfolio security or to realize appreciation when a security that the Portfolio does not own declines in value. When a Portfolio makes a short sale, it borrows the security sold short and delivers it to the broker-dealer through which it made the short sale. A Portfolio may have to pay a fee to borrow particular securities and is often obligated to turn over any payments received on such borrowed securities to the lender of the securities.
A Portfolio secures its obligation to replace the borrowed security by depositing collateral with the broker-dealer, usually in cash, US Government securities or other liquid securities similar to those borrowed. With respect to the uncovered short positions, a Portfolio is required to (1) deposit similar collateral with its custodian or otherwise segregate collateral on its records, to the extent that the value of the collateral in the aggregate is at all times equal to at least 100% of the current market value of the security sold short, or (2) a Portfolio must otherwise cover its short position. Depending on arrangements made with the broker-dealer from which the Portfolio borrowed the security, regarding payment over of any payments received by a Portfolio on such security, a Portfolio may not receive any payments (including interest) on its collateral deposited with such broker-dealer. Because making short sales in securities that it does not own exposes a Portfolio to the risks associated with those securities, such short sales involve speculative exposure risk. As a result, if a Portfolio makes short sales in securities that increase in value, it will likely underperform similar mutual Portfolios that do not make short sales in securities they do not own. A Portfolio will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. A Portfolio will realize a gain if the security declines in price between those dates. There can be no assurance that a Portfolio will be able to close out a short sale position at any particular time or at an acceptable price. Although a Portfolio's gain is limited to the price at which it sold the security short, its potential loss is limited only by the maximum attainable price of the security, less the price at which the security was sold and may, theoretically, be unlimited.
Certain Portfolios may also make short sales against-the-box. A short sale against-the-box is a short sale in which the Portfolio owns an equal amount of the securities sold short, or securities convertible or exchangeable for, with or without payment of any further consideration, such securities. However, if further consideration is required in connection with the conversion or exchange, cash or other liquid assets, in an amount equal to such consideration must be segregated on a Portfolio's records or with its Custodian.
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Derivative Instruments. The Portfolio may purchase and write call and put options on securities, securities indices and on foreign currencies. The Portfolio may invest in interest rate futures contracts, stock index futures contracts and foreign currency futures contracts and options thereon that are traded on US or foreign exchanges or boards of trade. The Portfolio may also enter into swap agreements with respect to foreign currencies, interest rates and securities indices. The Portfolio may use these techniques to hedge against changes in interest rates, currency exchange rates or securities prices or as part of its overall investment strategy.
Swap Agreements. The Portfolio may enter into interest rate, index, total return, credit and currency exchange rate swap agreements for the purposes of attempting to obtain a desired return at a lower cost than if the Portfolio had invested directly in an instrument that yielded the desired return. The Portfolio may also enter into options on swap agreements. A swap option is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, the two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular investments or instruments. The returns to be exchanged between the parties are calculated with respect to a “notional amount,” i.e., a specified dollar amount that is hypothetically invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index. Commonly used swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate or “cap”; interest floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level or “ floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.
The Portfolio may enter into credit default swap agreements. The “buyer” in a credit default contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or “par value,” of the reference obligation in exchange for the reference obligation. The Portfolio may be either the buyer or seller in a credit default swap transaction. If the Portfolio is a buyer and no event of default occurs, the Portfolio will lose its investment and recover nothing. However, if an event of default occurs, the Portfolio (if the buyer) will receive the full notional value of the reference obligation that may have little or no value. As a seller, the Portfolio receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided that there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation. Credit default swap transactions involve greater risks than if the Portfolio had invested in the reference obligation directly.
Under most swap agreements entered into by the Portfolio, the parties' obligations are determined on a “net basis.” Consequently, the Portfolio's obligations (or rights) under a swap agreement will generally be equal only to a net amount based on the relative values of the positions held by each party.
Whether the Portfolio's use of swap agreements will be successful will depend on the Subadviser's ability to predict that certain types of investments are likely to produce greater returns than other investments. Moreover, the Portfolio may not receive the expected amount under a swap agreement if the other party to the agreement defaults or becomes bankrupt. The swaps market is relatively new and is largely unregulated.
For purposes of applying the Portfolio’s investment policies and restrictions (as stated in the Prospectus and this Statement of Additional Information) swap agreements are generally valued by the Portfolio at market value. In the case of a credit default swap, however, in applying certain of the Portfolio’s investment policies and restrictions the Portfolio will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Portfolio’s other investment policies and restrictions. For example, a Portfolio may value credit default swaps at full exposure value for purposes of the Portfolio’s credit quality guidelines because such value
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reflects the Portfolio’s actual economic exposure during the term of the credit default swap agreement. In this context, both the notional amount and the market value may be positive or negative depending on whether the Portfolio is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.
Collateralized Debt Obligations. The Portfolio may invest in collateralized debt obligations (“CDOs”), collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”, and other similarly structured securities.. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.
For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.
The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Portfolio invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Portfolios as illiquid securities, however an active dealer market may exist for CDOs allowing a CDO to qualify for Rule144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this Prospectus and the SAI (e.g., interest rate risk and default risk), CDOs carry additional risks including, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Portfolio may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.
AST PIMCO Total Return Bond Portfolio
Investment Objective: to maximize total return, consistent with preservation of capital, and prudent investment management.
Principal Investment Policies:
The Portfolio has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its net assets in fixed income investments which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements.
Portfolio holdings are concentrated in areas of the bond market (based on quality, sector, interest rate or maturity) that the Subadviser believes to be relatively undervalued. In selecting fixed income securities, the Subadviser uses economic forecasting, interest rate anticipation, credit and call risk analysis, foreign currency exchange rate forecasting, and other securities selection techniques. The proportion of the Portfolio's assets committed to investment in securities with particular characteristics (such as maturity, type and coupon rate) will vary based on the Subadviser's outlook for the US and foreign economies, the financial markets, and other factors. The management of duration (a measure of a fixed income security's expected life that incorporates its yield, coupon interest payments, final maturity and call features into one measure) is one of the fundamental tools used by the Subadviser.
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The Portfolio invests in fixed income securities of varying maturities. The average portfolio duration of the Portfolio normally varies within two years (plus or minus) of the duration of the Barclays US Aggregate Bond Index, as calculated by PIMCO. The Portfolio may invest up to 10% of its total assets in fixed income securities that are rated below investment grade (junk bonds) but are rated B or higher by Moody's or equivalently rated by S&P or Fitch (or, if unrated, determined by the Subadviser to be of comparable quality(except that within such limitation, the Portfolio may invest in mortgage-backed securities rated below B)). The Portfolio may invest up to 10% of its total assets in preferred stock, convertible securities and other equity related securities.
Generally, over the long term, the return obtained by a portfolio investing primarily in fixed income securities such as the Portfolio is not expected to be as great as that obtained by a portfolio investing in equity securities. At the same time, the risk and price fluctuation of a fixed income fund is expected to be less than that of an equity portfolio, so that a fixed income portfolio is generally considered to be a more conservative investment. However, the Portfolio can and routinely does invest in certain complex fixed income securities (including various types of mortgage- and asset-backed securities) and engage in a number of investment practices (including futures, options, swaps and dollar rolls) as described below, that many other fixed income funds do not utilize. These investments and practices are designed to increase the Portfolio's return or hedge its investments, but may increase the risk to which the Portfolio is subject.
The following paragraphs describe some specific types of fixed income investments that the Portfolio may invest in, and some of the investment practices that the Portfolio will engage in.
US Government Securities. The Portfolio may invest in various types of US Government securities, including those that are supported by the full faith and credit of the United States; those that are supported by the right of the issuing agency to borrow from the US Treasury; those that are supported by the discretionary authority of the US Government to purchase the agency's obligations; and still others that are supported only by the credit of the instrumentality.
Corporate Debt Securities. Corporate debt securities include corporate bonds, debentures, notes and other similar instruments, including convertible securities and preferred stock. Debt securities may be acquired with warrants attached. The rate of return or return of principal on some debt obligations may be linked or indexed to exchange rates between the US dollar and a foreign currency or currencies.
While the Subadviser may regard some countries or companies as favorable investments, pure fixed income opportunities may be unattractive or limited due to insufficient supply or legal or technical restrictions. In such cases, the Portfolio may consider equity securities or convertible bonds to gain exposure to such investments.
Variable and Floating Rate Securities. Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The interest rates on these securities are tied to other interest rates, such as money-market indices or Treasury bill rates, and reset periodically. While these securities provide the Portfolio with a certain degree of protection against losses caused by rising interest rates, they will cause the Portfolio's interest income to decline if market interest rates decline.
Inflation-Indexed Bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on these bonds is fixed at issuance, and is generally lower than the interest rate on typical bonds. Over the life of the bond, however, this interest will be paid based on a principal value that has been adjusted for inflation. Repayment of the adjusted principal upon maturity may be guaranteed, but the market value of the bonds is not guaranteed, and will fluctuate. The Portfolio may invest in inflation-indexed bonds that do not provide a repayment guarantee. While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to losses.
Event-Linked Bonds. Event-linked bonds are fixed income securities for which the return of principal and payment of interest is contingent upon the non-occurrence of a specific “trigger” event, such as a hurricane, earthquake or other physical or weather-related phenomenon. Some event-linked bonds are commonly referred to as “catastrophe
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bonds.” If the trigger event occurs, the Portfolio may lose all or a portion of the amount it invested in the bond. Event-linked bonds often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked bonds may also expose the Portfolio to certain unanticipated risks including credit risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked bonds may also be subject to liquidity risk.
Mortgage-Related and Other Asset-Backed Securities. The Portfolio may invest all of its assets in mortgage-backed and other asset-backed securities, including collateralized mortgage obligations. The value of some mortgage-backed and asset-backed securities in which the Portfolio invests may be particularly sensitive to changes in market interest rates.
Reverse Repurchase Agreements and Dollar Rolls. In addition to entering into reverse repurchase agreements, the Portfolio may also enter into dollar rolls. In a dollar roll, the Portfolio sells mortgage-backed or other securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date. The Portfolio forgoes principal and interest paid on the securities sold in a dollar roll, but the Portfolio is compensated by the difference between the sales price and the lower price for the future purchase, as well as by any interest earned on the proceeds of the securities sold. The Portfolio also could be compensated through the receipt of fee income. Reverse repurchase agreements and dollar rolls can be viewed as collateralized borrowings and, like other borrowings, will tend to exaggerate fluctuations in Portfolio's share price and may cause the Portfolio to need to sell portfolio securities at times when it would otherwise not wish to do so.
Foreign Securities. The Portfolio may invest up to 30% of its total assets in securities denominated in foreign currencies and may invest beyond this limit in US dollar-denominated securities of foreign issuers. The Portfolio may invest up to 15% of its total assets in securities of issuers based in developing countries (as determined by the Subadviser). The Portfolio may buy and sell foreign currency futures contracts and options on foreign currencies and foreign currency futures contracts, and enter into forward foreign currency exchange contracts for the purpose of hedging currency exchange risks arising from the Portfolio's investment or anticipated investment in securities denominated in foreign currencies. The Portfolio may also use foreign currency options and foreign currency forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. Foreign currency exposure (from non-US dollar-denominated securities or currencies) normally will be limited to 20% of the Portfolio's total assets.
Short Sales and Short Sales “ Against the Box.” The Portfolio may make short sales of securities, either as a hedge against potential declines in value of a portfolio security or to realize appreciation when a security that the Portfolio does not own declines in value. When the Portfolio makes a short sale, it borrows the security sold short and delivers it to the broker-dealer through which it made the short sale. the Portfolio may have to pay a fee to borrow particular securities and is often obligated to turn over any payments received on such borrowed securities to the lender of the securities.
The Portfolio secures its obligation to replace the borrowed security by depositing collateral with the broker-dealer, usually in cash, US Government securities or other liquid securities similar to those borrowed. With respect to the uncovered short positions, the Portfolio is required to (1) deposit similar collateral with its custodian or otherwise segregate collateral on its records, to the extent that the value of the collateral in the aggregate is at all times equal to at least 100% of the current market value of the security sold short, or (2) the Portfolio must otherwise cover its short position. Depending on arrangements made with the broker-dealer from which the Portfolio borrowed the security, regarding payment over of any payments received by the Portfolio on such security, the Portfolio may not receive any payments (including interest) on its collateral deposited with such broker-dealer. Because making short sales in securities that it does not own exposes the Portfolio to the risks associated with those securities, such short sales involve speculative exposure risk. As a result, if the Portfolio makes short sales in securities that increase in value, it will likely underperform similar mutual Portfolios that do not make short sales in securities they do not own. The Portfolio will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. The Portfolio will realize a gain if the security declines in price between those dates. There can be no assurance that the Portfolio will be able to close out
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a short sale position at any particular time or at an acceptable price. Although the Portfolio's gain is limited to the price at which it sold the security short, its potential loss is limited only by the maximum attainable price of the security, less the price at which the security was sold and may, theoretically, be unlimited.
The Portfolio may also make short sales against-the-box. A short sale against-the-box is a short sale in which the Portfolio owns an equal amount of the securities sold short, or securities convertible or exchangeable for, with or without payment of any further consideration, such securities. However, if further consideration is required in connection with the conversion or exchange, cash or other liquid assets, in an amount equal to such consideration must be segregated on the Portfolio's records or with its Custodian.
Derivative Instruments. The Portfolio may purchase and write call and put options on securities, securities indices and on foreign currencies. The Portfolio may invest in interest rate futures contracts, stock index futures contracts and foreign currency futures contracts and options thereon that are traded on US or foreign exchanges or boards of trade. The Portfolio may also enter into swap agreements with respect to foreign currencies, interest rates and securities indices. The Portfolio may use these techniques to hedge against changes in interest rates, currency exchange rates or securities prices or as part of its overall investment strategy. The Portfolio's investments in swap agreements are described directly below.
Swap Agreements. The Portfolio may enter into interest rate, index, total return, credit and currency exchange rate swap agreements for the purposes of attempting to obtain a desired return at a lower cost than if the Portfolio had invested directly in an instrument that yielded the desired return. The Portfolio may also enter into options on swap agreements. A swap option is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, the two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular investments or instruments. The returns to be exchanged between the parties are calculated with respect to a “notional amount,” i.e., a specified dollar amount that is hypothetically invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index. Commonly used swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate or “cap”; interest floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level or “ floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.
The Portfolio may enter into credit default swap agreements. The “buyer” in a credit default contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or “par value,” of the reference obligation in exchange for the reference obligation. The Portfolio may be either the buyer or seller in a credit default swap transaction. If the Portfolio is a buyer and no event of default occurs, the Portfolio will lose its investment and recover nothing. However, if an event of default occurs, the Portfolio (if the buyer) will receive the full notional value of the reference obligation that may have little or no value. As a seller, the Portfolio receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided that there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation. Credit default swap transactions involve greater risks than if the Portfolio had invested in the reference obligation directly.
Under most swap agreements entered into by the Portfolio, the parties' obligations are determined on a “net basis.” Consequently, the Portfolio's obligations (or rights) under a swap agreement will generally be equal only to a net amount based on the relative values of the positions held by each party.
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Whether the Portfolio's use of swap agreements will be successful will depend on the Subadviser's ability to predict that certain types of investments are likely to produce greater returns than other investments. Moreover, the Portfolio may not receive the expected amount under a swap agreement if the other party to the agreement defaults or becomes bankrupt. The swaps market is relatively new and is largely unregulated.
For purposes of applying the Portfolio's investment policies and restrictions (as stated in this Prospectus and the SAI) swap agreements are generally valued by the Portfolios at market value. In the case of a credit default swap sold by a Portfolio (i.e., where the Portfolio is selling credit default protection), however, the Portfolio will generally value the swap at its notional amount. The manner in which certain securities or other instruments are valued by the Portfolios for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.
Collateralized Debt Obligations. The Portfolio may invest in each, collateralized debt obligations (“CDOs”), collateralized bond obligations (“CBOs”), collateralized loan obligations (“ CLOs”), and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.
For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.
The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Portfolio invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Portfolios as illiquid securities, however an active dealer market may exist for CDOs allowing a CDO to qualify for Rule144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this Prospectus and the SAI (e.g., interest rate risk and default risk), CDOs carry additional risks including, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Portfolio may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.
AST Small-Cap Growth Portfolio
Investment Objective: long-term capital growth.
Principal Investment Policies:
The Portfolio has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its assets in small capitalization companies.
The Portfolio normally pursues its objective by investing primarily in the common stocks of small-capitalization companies. For purposes of the Portfolio, small-capitalization companies are generally those that have market capitalizations no larger than the largest capitalized company included in the Russell 2000® Growth Index at the time of the Portfolio's investment. The size of the companies in the Russell 2000® Growth Index and those on which the Subadvisers intend to focus the Portfolio's investments will change with market conditions.
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Eagle is responsible for managing a portion of the Portfolio's assets. Eagle uses extensive fundamental research to seek out rapidly growing, under-researched small cap companies trading at reasonable valuations. Such companies typically have accelerating earnings growth, a high or expanding return on equity, a competent management team with a strong ownership incentive and a positive catalyst such as an exciting new product, a management change or other restructuring.
Securities will generally be sold if they reach what is believed to be an unsustainable valuation, if their fundamentals deteriorate, if the original investment thesis proves to be incorrect or if the industry dynamics have negatively changed.
Emerald is also responsible for managing a portion of the Portfolio’s assets. Emerald seeks to maximize returns and minimize risks by capitalizing on the inefficiencies inherent in today’s small-cap markets. Emerald is dedicated to intense fundamental, bottom-up research designed to identify unrecognized, under-researched, undervalued as well as overvalued companies. Since over 400 of the Russell 2000 companies are covered by two or fewer sell-side brokerage firms, Emerald believes there is extraordinary opportunity in the small capitalization markets. Emerald strives to construct portfolios which bear little resemblance to the broad market and are comprised of companies that “they strive to know better than anyone else.”
Because the Portfolio invests primarily in common stocks, the primary risk of investing in the Portfolio is that the value of the stocks it holds might decrease, and you could lose money. The prices of the securities in the Portfolios will fluctuate. These price movements may occur because of changes in the financial markets as a whole, a company's individual situation or industry changes. These risks are greater for companies with smaller market capitalizations because they tend to have more limited product lines, markets and financial resources and may be dependent on a smaller management group than larger, more established companies.
Other Investments:
The Portfolio may invest to a lesser degree in types of securities other than common stocks, including preferred stocks, warrants, and convertible securities. In addition, the Portfolio may invest in the following types of securities and engage in the following investment techniques:
Foreign Securities. The Portfolio may invest up to 15% of its total assets in foreign securities. The Portfolio may invest directly in foreign securities denominated in foreign currencies, or may invest through depositary receipts or passive foreign investment companies. Generally, the same criteria are used to select foreign securities as domestic securities. American Depository Receipts and foreign issuers traded in the United States are not considered to be Foreign Securities for purposes of this investment limitation.
Futures, Options and Other Derivative Instruments. The Portfolio may enter into futures contracts on securities, financial indices and foreign currencies and options on such contracts, and may invest in options on securities, financial indices and foreign currencies, forward contracts and interest rate swaps and swap-related products (collectively derivative instruments). The Portfolio may use derivative instruments to hedge the value of its portfolio against potential adverse movements in securities prices, currency exchange rates or interest rates.
AST T. Rowe Price Asset Allocation Portfolio
Investment Objective: a high level of total return by investing primarily in a diversified portfolio of equity and fixed income securities.
Principal Investment Policies:
The Portfolio invests, under normal circumstances, approximately 60% of its total assets in equity securities and 40% in fixed income securities. This mix may vary over shorter time periods; the equity portion may range between 50-70% and the fixed income portion between 30-50%.
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The Subadviser concentrates common stock investments in larger, more established companies, but the Portfolio may include small and medium-sized companies. The Portfolio's exposure to smaller companies is not expected to be substantial, and will not constitute more than 30% of the equity portion of the Portfolio. Up to 50% of the equity portion may be invested in foreign (non-US dollar denominated) equity securities.
Up to 10% of the equity portion of the Portfolio may be allocated in a real assets segment. The assets of this segment are invested with the specific intention of providing exposure to equity securities of companies that derive a significant portion of their profits or revenues from, or invest a significant portion of their assets in real assets and activities related to real assets. For these purposes, real assets are defined broadly and are considered to include any assets that have physical properties, such as energy and natural resources, real estate, basic materials, equipment, utilities and infrastructure, and commodities.
The fixed income portion of the Portfolio will be allocated among investment grade securities (50-100% of the fixed income portion); high yield or “junk” bonds (up to 30% of the fixed income portion); foreign (non-US dollar denominated) high quality debt securities and emerging market securities (up to 50% of the fixed income portion); and cash reserves (up to 40% of the fixed income portion). Cash reserves may consist of US-dollar and non US-dollar currencies. Notwithstanding the individual maximum exposures for foreign equity securities (i.e., 50% of equity portion of the Portfolio) and foreign fixed income securities (i.e., 50% of fixed income portion of Portfolio), the maximum combined exposure to foreign equity and fixed income securities is 30% of the Portfolio’s net assets.
The precise mix of equity and fixed income investments depends on the Subadviser's outlook for the markets. When deciding upon asset allocations, the Subadviser may favor fixed income securities if the economy is expected to slow sufficiently to hurt corporate profit growth. The opposite may be true when strong economic growth is expected. The Portfolio's investments in foreign equity and debt securities are intended to provide additional diversification, and the Subadviser will normally have at least three different countries represented in both the foreign equity and foreign debt portions of the Portfolio.
Securities may be sold for a variety of reasons, such as to effect a change in asset allocation, to secure gains or limit losses, or to re-deploy assets into more promising opportunities.
As a fund that invests both in equity and fixed income securities, the Portfolio risk of loss and share price fluctuation (and potential for gain) will tend to be less than funds investing primarily in equity securities and more than funds investing primarily in fixed income securities. Of course, both equity and fixed income securities may decline in value.
Equity Securities. When selecting particular stocks to purchase, the Subadviser examines relative values and prospects among growth and value-oriented stocks, domestic and international stocks, and small-to large-cap stocks. Domestic stocks are drawn from the overall US market while international equities are selected primarily from large companies in developed countries. Investments in non-US dollar denominated stocks may be made solely for capital appreciation or solely for income or any combination of both for the purpose of achieving a higher overall return. Stocks of companies in developing countries may also be included. The equity portion of the Portfolio also may include convertible securities, preferred stocks and warrants.
Fixed income Securities. Bond investments are primarily investment grade (top four credit ratings) and are chosen from across the entire government and corporate bond markets. Up to 30% of the Portfolio's fixed income portion may be invested in high yield bonds. A significant portion of the Portfolio's fixed income investments may be in mortgage-related (including mortgage dollar rolls and derivatives such as collateralized mortgage obligations and stripped mortgage-backed securities) and asset-backed securities. Bank debt and loan participations and assignments may also be purchased. Maturities and duration of the fixed income portion of the portfolio will reflect the sub-advisor's outlook for interest rates. The cash reserves component will consist of high quality domestic and foreign money market instruments, including money market funds managed by the Subadviser.
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Other Investments:
Swap Agreements. The Portfolio may enter into interest rate, index, total return, credit default and currency exchange rate swap agreements. All of these agreements are considered derivatives and to the extent the Portfolio enters into swap agreements, it will be exposed to additional volatility and potential losses. Swaps can be used for a variety of purposes, including: to manage exposure to changes in interest or foreign currency exchange rates and credit quality; as an efficient means of adjusting exposure to certain markets; in an effort to enhance income or total return or protect the value of portfolio securities; to serve as a cash management tool; and to adjust portfolio duration or credit risk exposure.
The Portfolio may enter into stock index, interest rate or currency futures contracts (or options thereon) for hedging purposes or to provide an efficient means of adjusting the Portfolio's exposure to the equity markets. The Portfolio may write covered call options and purchase put and call options on foreign currencies, securities, and financial indices. The Portfolio may invest up to 10% of its total assets in hybrid instruments, which combine the characteristics of futures, options and securities. To the extent the Portfolio uses these investments, it will be exposed to additional volatility and potential losses. The Portfolio may enter into forward foreign currency exchange contracts in connection with its foreign investments.
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HOW THE FUND IS MANAGED
Board of Trustees
The Board oversees the actions of the investment managers and the Subadvisers and decides on general policies. The Board also oversees the Fund's officers who conduct and supervise the daily business operations of the Fund.
Investment Managers
Prudential Investments LLC (PI) Gateway Center Three, 100 Mulberry Street, Newark, New Jersey, and AST Investment Services, Inc. (ASTIS) One Corporate Drive, Shelton, Connecticut, and serve as co-investment managers of the Fund. PI and ASTIS serve as co-investment managers for each Portfolio of the Fund, except for AST AQR Emerging Markets Equity Portfolio and AST Schroders Global Tactical Portfolio, for which PI serves as the sole investment manager. ASTIS has been in business providing advisory services since 1992. PI has been in business providing advisory services since 1996.
The Fund's Investment Management Agreements, on behalf of each Portfolio, with AST and PI, as applicable (the Management Agreements), provide that the Investment Managers will furnish each applicable Portfolio with investment advice and administrative services subject to the supervision of the Board and in conformity with the stated policies of the applicable Portfolio. The investment managers must also provide, or obtain and supervise, the executive, administrative, accounting, custody, transfer agent and shareholder servicing services that are deemed advisable by the Board.
The Investment Managers have engaged the Subadvisers to conduct the investment programs of the Portfolios, including the purchase, retention and sale of portfolio securities and other financial instruments. The Investment Managers are responsible for monitoring the activities of the Subadvisers and reporting on such activities to the Board. The Fund has obtained an exemption from the SEC that permits the Investment Managers, subject to approval by the Board, to change Subadvisers for a Portfolio by: (i) entering into new subadvisory agreements with non-affiliated subadvisers, without obtaining shareholder approval of such changes (note: the exemption does not apply to the AST Franklin Templeton Founding Funds Allocation Portfolio; shareholder approval of new subadvisory agreements for this Portfolio only is required) and (ii) entering into new subadvisory agreements with affiliated subadvisers with shareholder approval of such changes. This exemption (which is similar to exemptions granted to other investment companies that are organized in a manner similar to the Fund) is intended to facilitate the efficient supervision and management of the Subadvisers by the investment managers and the Board. PI also participates in the day-to-day management of several Portfolios, a noted both in the Summary section for the relevant Portfolios earlier in this Prospectus and the “Portfolio Managers” section later in this Prospectus.
If there is more than one subadviser for a Portfolio, the Investment Managers will determine the division of the assets for that Portfolio among the applicable Subadvisers under normal conditions. All daily cash inflows (that is, purchases and reinvested distributions) and outflows (that is, redemptions and expense items) will be divided among such Subadvisers as the Investment Managers deem appropriate. The Investment Managers may change the target allocation of assets among Subadvisers, transfer assets between Subadvisers, or change the allocation of cash inflows or cash outflows among Subadvisers for any reason and at any time without notice. As a consequence, the investment managers may allocate assets or cash flows from a portfolio segment that has appreciated more to another portfolio segment.
Reallocations of assets among the Subadvisers and PI may result in additional costs since sales of securities may result in higher portfolio turnover. Also, because the Subadvisers and PI select portfolio securities independently, it is possible that a security held by a portfolio segment may also be held by another portfolio segment of the Portfolio or that certain Subadvisers or PI may simultaneously favor the same industry. PI will monitor the overall portfolio to ensure that any such overlaps do not create an unintended industry concentration. In addition, if a Subadviser or the Investment Managers buy a security as another Subadviser or PI sells it, the net position of the Portfolio in the security may be approximately the same as it would have been with a single portfolio and no such sale and
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purchase, but the Portfolio will have incurred additional costs. The investment managers will consider these costs in determining the allocation of assets or cash flows. The investment managers will consider the timing of asset and cash flow reallocations based upon the best interests of each Portfolio and its shareholders.
A discussion regarding the basis for the Board's approval of the Fund's investment advisory agreements is available in the Fund's semi-annual report (for agreements approved during the six month period ended June 30) and in the Fund's annual report (for agreements approved during the six month period ended December 31).
Investment Management Fees
Set forth below are the total effective annualized investment management fees paid (as a percentage of average net assets) by each Portfolio of the Fund to the investment managers during 2012:
AST Goldman Sachs Concentrated Growth	0.90%
AST Goldman Sachs Large-Cap Value	0.75%
AST International Growth	0.94%
AST Large-Cap Value	0.68%
AST Neuberger Berman Mid-Cap Growth	0.90%
AST PIMCO Limited Maturity Bond	0.65%
AST PIMCO Total Return Bond	0.65%
AST Small-Cap Growth	0.90%
AST T. Rowe Price Asset Allocation	0.84%
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Investment Subadvisers
The Portfolios of the Fund each have one more or more investment Subadvisers providing the day-to-day investment management of the Portfolio. PI also participates in the day-to-day management of several Portfolios, as noted in the “Portfolio Managers” section later in this Prospectus. The investment managers pay each investment Subadviser a subadvisory fee out of the fee that the investment managers receive from the Fund. The investment Subadvisers for each Portfolio of the Fund are described below:
Eagle Asset Management, Inc. (Eagle) is a wholly-owned subsidiary of Raymond James Financial, Inc. that was founded in 1976. Eagle employs approximately 40 investment professionals, and has approximately $20.7 billion in assets under management as of December 31, 2012. Eagle's address is 880 Carillon Parkway, St. Petersburg, Florida 33716.
Eaton Vance Management (Eaton Vance) is one of the oldest financial services firms in the United States, with a history dating to 1924. Eaton Vance was created in 1979 by the merger of two Boston-based investment management companies—Eaton Howard, Inc. (founded in 1924) and Vance Sanders Company, Inc. (founded in 1934). As such, Eaton Vance is the product of a union between two Boston-based money managers whose roots date to the founding days of the U.S. investment management industry. Eaton Vance, a wholly-owned subsidiary of Eaton Vance Corp., has its principal offices at Two International Place, Boston, Massachusetts 02110. As of December 31, 2011, Eaton Vance and its affiliates had over $180 billion in assets under management.
Emerald Mutual Fund Advisers Trust (Emerald) is a wholly-owned subsidiary of Emerald Advisers, Inc. (Emerald Advisers) and was established to allow for Emerald Advisers to serve in a sub-advisor capacity for mutual fund and other registered investment companies. Emerald Advisers has been providing professional advisory services to institutional investors, high net worth individuals and the overall general public through quality separate account management and sub-advised mutual funds since 1992. As of December 31, 2012, Emerald Advisers had approximately $2.0 billion in assets under management. Emerald is located at 3175 Oregon Pike, Leola, Pennsylvania 17540.
Goldman Sachs Asset Management, L.P. (GSAM) has been registered as an investment adviser with the SEC since 1990 and is an affiliate of Goldman, Sachs & Co. (Goldman Sachs). As of December 31, 2012, GSAM, including its investment advisory affiliates, had assets under management of $742.41 billion. GSAM's address is 200 West Street, New York, New York 10282-2198.
Hotchkis and Wiley Capital Management, LLC (Hotchkis and Wiley) is a registered investment adviser, the primary members of which are HWCap Holdings, a limited liability company whose members are current and former employees of Hotchkis and Wiley and Stephens-HW, LLC, a limited liability company whose primary member is SF Holding Corp., which is a diversified holding company. As of December 31, 2012, Hotchkis and Wiley had approximately $18.8 billion in assets under management. Hotchkis and Wiley's address is 725 South Figueroa Street, 39th Floor, Los Angeles, California 90017-5439.
Jennison Associates LLC (Jennison) is an indirect, wholly-owned subsidiary of Prudential Financial, Inc. As of December 31, 2012 Jennison managed in excess of $156 billion in assets for institutional, mutual fund and certain other clients. Jennison's address is 466 Lexington Avenue, New York, New York 10017.
Marsico Capital Management, LLC (Marsico), located at 1200 17th Street, Suite 1600, Denver, Colorado 80202, is an independent, registered investment adviser. Marsico was organized in September 1997 as a Delaware limited liability company and provides investment management services to mutual funds and private accounts. As of December 31, 2012, Marsico had approximately $26.7 billion under management.
Neuberger Berman Management LLC (Neuberger). With a heritage dating to 1939, Neuberger is a majority employee-controlled company. As of December 31, 2012, Neuberger managed approximately $205 billion in assets. Neuberger's address is 605 Third Avenue, New York, New York 10158.
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Pacific Investment Management Company LLC (PIMCO) is a majority-owned subsidiary of Allianz Asset Management with a minority interest held by PIMCO Partners, LLC, a California limited liability company. Prior to December 31, 2011, Allianz Asset Management was named Allianz Global Investors of America L.P. PIMCO Partners, LLC is owned by the current managing directors and executive management of PIMCO. Through various holding company structures, Allianz Asset Management is majority owned by Allianz SE. As of December 31, 2012, PIMCO managed $2.003 trillion in assets. PIMCO's address is 840 Newport Center Drive, Newport Beach, California 92660.
T. Rowe Price Associates, Inc. (T. Rowe Price) and its affiliates managed approximately $576.8 billion in assets as of December 31, 2012. T. Rowe Price's address is 100 East Pratt Street, Baltimore, Maryland 21202.
T. Rowe Price International Ltd. (T. Rowe Price International), was organized in 2000 as a United Kingdom corporation and is a wholly owned subsidiary of T. Rowe Price. In 2010, the corporation changed its name from T. Rowe Price Global Investment Services Limited to T. Rowe Price International Ltd. T. Rowe Price International is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, and is also registered or licensed with the U.K. Financial Services Authority, the Kanto Local Finance Bureau, and the Financial Services Agency of Japan. T. Rowe Price International is headquartered in London and has several other branch offices around the world.
William Blair & Company LLC (William Blair). William Blair is an independent, 100% active-employee owned firm founded in 1935. As of December 31, 2012, William Blair managed approximately $49.6 billion in assets. William Blair's address is 222 West Adams Street, Chicago, Illinois 60606.
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Portfolio Managers
Information about the portfolio managers responsible for the day-to-day management of the Fund's Portfolios is set forth below.
In addition to the information set forth below, the SAI provides additional information about each Portfolio Manager's compensation, other accounts managed by each Portfolio Manager, and each Portfolio Manager's ownership of shares of the Fund's Portfolios.
AST Goldman Sachs Concentrated Growth Portfolio
Steven M. Barry
Managing Director; Chief Investment Officer of Fundamental Equity;
Chief Investment Officer of the Growth Team
Steve is Chief Investment Officer of Fundamental Equity, responsible for the overall business management of the global Fundamental Equity franchise. He is also Chief Investment Officer of the Growth Team, where he is responsible for the portfolio management and investment research process of the firm's US Growth strategies. Steve has 27 years of investment experience. He joined Goldman Sachs in 1999 as a vice president, was named managing director in 2001 and partner in 2004. Prior to joining the firm, Steve spent 11 years as a vice president at Alliance Capital Management. He began his career as an associate at E.F. Hutton. Steve earned a BA in Mathematics and Economics from Boston College in 1985. Steve currently serves as an advisory board member at Boston College's Center for Asset Management.
Timothy M. Leahy, CFA
Managing Director; Portfolio Manager
Tim is a portfolio manager for the Growth Team. He has primary responsibility for investment research in the health care services and medical devices industries. Along with Steve Barry and Joe Hudepohl, Tim is also responsible for portfolio construction for the large cap portfolios. Prior to joining the Growth Team in September 2005, Tim was a senior analyst in the Global Investment Research Division of Goldman Sachs covering the health care facilities sector. Additionally, Tim was a member of the health care services team which was consistently highly ranked in Institutional Investor All-America and Greenwich Associates surveys. Prior to joining Goldman Sachs in 1999, Tim was a research associate with First Union Capital Markets. Tim graduated with a BA in Business Administration from the University of Richmond in 1998.
Joseph B. Hudepohl, CFA
Managing Director; Portfolio Manager
Joe is a portfolio manager for the Growth Team.  He has primary responsibility for investment research in the cable and satellite, entertainment, travel, gaming and lodging industries.  Along with Steve Barry and Tim Leahy, Joe is also responsible for portfolio construction for the large cap portfolios. Prior to joining the Growth Team in July 1999, he was an analyst in the Investment Banking Division of Goldman Sachs where he worked in the High Technology Group. A two-time Olympic Gold Medalist in swimming, he competed in the 1992 Barcelona and 1996 Atlanta Olympic Games.  Joe graduated with a BA in Economics from Stanford University in 1997.
AST Goldman Sachs Mid-Cap Growth Portfolio
Steven M. Barry
Managing Director; Chief Investment Officer of Fundamental Equity;Chief Investment Officer of the Growth Team
Steve is Chief Investment Officer of Fundamental Equity, responsible for the overall business management of the global Fundamental Equity franchise. He is Chief Investment Officer of the Growth Team, where he is responsible for the portfolio management and investment research process of the firm’s US Growth strategies. Steve has 27 years of investment experience. He joined Goldman Sachs in 1999 as a vice president, was named managing director in 2001 and partner in 2004. Prior to joining the firm, Steve spent 11 years as a vice president at Alliance Capital Management. He began his career as an associate at E.F. Hutton. Steve earned a BA in Mathematics and Economics from Boston College in 1985. Steve currently serves as an advisory board member at Boston College’s Center for Asset Management.
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Scott G. Kolar, CFA
Managing Director; Chairman of the Investment Committee; Co-Lead Portfolio Manager, Non-Large Cap Strategies
Scott is a portfolio manager for the Growth Team. He has primary responsibility for investment research in technology and software, and had previously been the team's information systems specialist, designing and implementing its technology infrastructure.  Scott is Chairman of the Investment Committee, and along with Steve Barry and Jeff Rabinowitz is also responsible for portfolio construction for the non-large cap portfolios. Scott worked at Liberty Investment Management prior to Goldman Sachs Asset Management's acquisition of Liberty in January 1997.  He graduated with a BA in Government from Harvard University in 1994.
Jeffrey Rabinowitz, CFA
Managing Director; Co-Lead Portfolio Manager, Non-Large Cap Strategies
Jeff is a portfolio manager for the Growth Team. He has primary responsibility for investment research in the communications, technology, and semiconductor industries. Along with Steve Barry and Scott Kolar, Jeff is also responsible for portfolio construction for the non-large cap portfolios. Prior to joining Goldman Sachs in May 1999, he was a senior software engineer at Motorola, responsible for product development of digital wireless phones. Jeff graduated with honors from Florida Atlantic University with a BS degree in Electrical Engineering. He received his MBA in Finance with Distinction from the Wharton School of the University of Pennsylvania and graduated as a Palmer Scholar in 1999.
AST International Growth Portfolio
William Blair Segment. W. George Greig is responsible for the day-to-day management of the segment of the Portfolio managed by William Blair.
Mr. Greig, a partner of William Blair, has headed the firm's international investment management team since 1996. He serves as the Portfolio Manager for the William Blair International Growth Fund as well as leading the Portfolio Team on separately managed portfolios. Before joining William Blair, he headed international equities for PNC Bank in Philadelphia from 1995 to 1996 and previously served as Investment Director with London-based Framlington Group PLC as well as managing global and emerging markets funds there. He has over twenty-five years of experience in domestic and international investment research and portfolio management. Education: BS, Massachusetts Institute of Technology; MBA, Wharton School of the University of Pennsylvania.
Marsico Segment. James G. Gendelman co-manages the Marsico-managed sleeve of the AST International Growth Portfolio. Prior to joining Marsico in 2000, Mr. Gendelman spent 13 years as a Vice President of International Sales for Goldman, Sachs & Co. He holds a bachelor's degree in Accounting from Michigan State University and a MBA in Finance from the University of Chicago. Mr. Gendelman was a certified public accountant for Ernst & Young from 1983 to 1985.
Munish Malhotra, CFA co-manages the Marsico-managed sleeve of the AST International Growth Portfolio. Mr. Malhotra is a senior analyst who joined Marsico in May 2003. He earned the Chartered Financial Analyst designation in 2006, and has more than ten years of experience in the financial services industry. Mr. Malhotra was previously employed as an international equities analyst at Driehaus Capital Management in Chicago from 2000-2003. He earned a BA degree in Economics from Loyola University of Chicago.
Jennison Segment. Mark Baribeau and Thomas Davis are the portfolio managers of the segment of the Portfolio managed by Jennison and have final authority over all aspects of the segment's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment and management of cash flows.
Mark Baribeau is a portfolio manager of the Portfolio. He joined Jennison in April 2011. He was previously with Loomis Sayles for over 21 years, where he was lead portfolio manager for the global equity opportunities strategy since 2005. In addition, he managed large cap growth portfolios from 1992 to 2010, serving as lead manager from
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1999 to 2010. Prior to his tenure at Loomis, Mr. Baribeau was an economist at John Hancock Financial Services. He earned a BA degree in Economics from the University of Vermont and an MA degree from the University of Maryland. He is a Certified Financial Analyst (CFA) and a member of the Boston Security Analysts Society and the National Association of Business Economists.
Thomas Davis is a portfolio manager of the Portfolio. He joined Jennison in April 2011. He was previously with Loomis Sayles for 11 years, most recently as a co-portfolio manager with Mark Baribeau of global equity portfolios. He began his tenure at Loomis as a research analyst covering domestic insurance companies, securities brokers, exchanges, asset managers and government-sponsored enterprises and as a portfolio manager for a financial sector strategy. Prior to Loomis, he was a global equity research analyst at Putnam Investments covering insurance companies, Asian property developers and REITs. He earned a BA degree in Economics from Dartmouth College and an MBA from Duke University.
The portfolio managers are supported by other Jennison portfolio managers, research analysts and investment professionals. Jennison typically follows a team approach in providing such support to the portfolio managers. The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review the portfolio holdings and discuss security purchase and sales activity of all accounts in the particular product strategy. Team members provide research support, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.
AST Large-Cap Value Portfolio
Hotchkis and Wiley Segment. Hotchkis and Wiley manages institutional separate accounts and is the advisor and sub-advisor to mutual funds, including the Portfolio. The investment process employed is the same for similar accounts, including the Portfolio and is team-based utilizing primarily in-house, fundamental research. The investment research staff is organized by industry and sector and supports all of the accounts managed in each of the Hotchkis and Wiley investment strategies. Portfolio coordinators for each strategy ensure that the best thinking of the investment team is reflected in the “target portfolios”. Investment ideas for the Portfolio are generated by Hotchkis' investment team. Hotchkis and Wiley has identified the portfolio managers with the most significant responsibility for the Portfolio. The list does not include all members of the investment team.
George Davis, Judd Peters, Scott McBride, Patricia McKenna and Sheldon Lieberman participate in the investment research review and decision-making process for the Portfolio. Mr. McBride, Mr. Peters and Mr. Davis coordinate the day to day management of the Portfolio. Mr. Davis, Principal, Portfolio Manager and Chief Executive Officer, joined Hotchkis' investment team in 1988. Mr. Peters, Portfolio Manager, joined Hotchkis' investment team in 1999. Mr. McBride, Portfolio Manager, joined Hotchkis' investment team in 2001. Ms. McKenna, Principal and Portfolio Manager, joined Hotchkis' investment team in 1995. Mr. Lieberman, Principal and Portfolio Manager, joined Hotchkis' investment team in 1994.
AST Neuberger Berman Mid-Cap Growth Portfolio
The Portfolio is managed by Kenneth J. Turek, CFA. Mr. Turek joined Neuberger in 2002 and is a Managing Director and Portfolio Manager for the firm’s Growth Equity Group. Prior to joining the firm, he worked for Northern Trust, where he spent five years as a vice president and senior portfolio manager in Institutional Asset Management. Additionally, Kenneth had been a portfolio manager at National Investment Services and CIO at Cole Taylor Bank. He began his investment career in 1985 at Northern Trust.
AST PIMCO Limited Maturity Bond Portfolio
Saumil H. Parikh, CFA is a managing director in the Newport Beach office and generalist portfolio manager, focusing on asset allocation, multi-sector fixed income and absolute return portfolios. Mr. Parikh is also a member of the PIMCO Investment Committee and leads the firm’s cyclical economic forums. He previously served as a specialist portfolio manager on the short-term, mortgage and global portfolio management teams. Prior to joining PIMCO in 2000, Mr. Parikh was a financial economist and market strategist at UBS Warburg. He has 14 years of investment experience and holds undergraduate degrees in economics and biology from Grinnell College.
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AST PIMCO Total Return Bond Portfolio
William H. Gross, CFA is a founder, managing director and co-CIO of PIMCO based in the Newport Beach office. He has been with PIMCO since he co-founded the firm in 1971 and oversees the management of more than $1.9 trillion of securities. He is the author of numerous articles on the bond market, as well as the book, “Everything You’ve Heard About Investing is Wrong,” published in 1997. Among the awards he has received, Morningstar named Mr. Gross and his investment team Fixed Income Manager of the Decade for 2000-2009 and Fixed Income Manager of the Year for 1998, 2000, and 2007 (the first three-time recipient). He received the Bond Market Association’s Distinguished Service Award in 2000 and became the first portfolio manager inducted into the Fixed Income Analysts Society's hall of fame in 1996. Mr. Gross is a seven-time Barron's Roundtable panelist (2005-2011), appearing in the annual issue featuring the industry's top investment experts, and he received the Money Management Lifetime Achievement Award from Institutional Investor magazine in 2011. In a survey conducted by Pensions and Investments magazine in 1993, he was recognized by his peers as the most influential authority on the bond market in the U.S. He has 43 years of investment experience and holds an MBA from the Anderson School of Management at the University of California, Los Angeles. He received his undergraduate degree from Duke University.
AST Small-Cap Growth Portfolio
Eagle Segment. The portfolio manager primarily responsible for management of the segment of the Portfolio managed by Eagle is Bert L. Boksen, CFA. Mr. Boksen is Senior Vice President and Managing Director of Eagle. He earned a BA in Business from City College of New York in 1970, and an MBA in Finance from St. John's University in 1977. Mr. Boksen is a Chartered Financial Analyst. Since January 2002, Mr. Boksen has served as Manager and President of EB Management I, LLC, general partner of Investment Partnership. Since April 1995, Mr. Boksen has served as Senior Vice President of Eagle Asset Management, Inc. He has portfolio management responsibilities for the Small Cap Growth Equity accounts. Mr. Boksen was appointed Managing Director of Eagle in June 1999. Prior to joining Eagle, Mr. Boksen was Senior Vice President and Chief Investment Officer of Raymond James Associates, Inc., where he was Chairman of the Raymond James Focus Committee. Mr. Boksen has been a registered representative of Raymond James Associates, Inc., since 1979.
Mr. Boksen is assisted by Eric Mintz, CFA. Mr. Mintz is an Portfolio Co-Manager for Small Cap Growth equity accounts. Mr. Mintz joined Eagle in 2005 as a Senior Research Analyst and brings 12 years of investment experience as an analyst and research associate. He holds a BA in economics from Washington and Lee University and earned his MBA from the University of Southern California. Mintz received his Chartered Financial Analyst designation in 2000.
Emerald Segment. The portfolio managers primarily responsible for management of the segment of the Portfolio managed by Emerald are Kenneth G. Mertz II, CFA, Stacey L. Sears, and Joseph W. Garner.
Mr. Mertz is Chief Investment Officer and President of Emerald Advisers, Inc. and part of the Small Cap Portfolio Management team. Mr. Mertz was past Trustee and Vice President of the Emerald Mutual Funds; Chief Investment Officer, PA State Employees’ Retirement System (1985-1992); Member, CFA Institute; past Member, Pennsylvania State University Research Foundation; past Trustee, Evangelical Lutheran Church in America Board of Pensions; past Trustee, Pennsylvania State University Endowment Council (1998-2004); and past Chair, President, & Director of Central Pennsylvania Investment Managers. He is currently a board member of Diakon, a social ministries continuing care provider, and the Chairman of the Diakon Lutheran Fund of its endowment arm. Mr. Mertz graduated from Millersville University with a BA in Economics.
Ms. Sears is Senior Vice President and has been a member of the Small Cap Portfolio Management team since 2002. Ms. Sears has been employed by Emerald since 1992 and maintains research coverage of the Retail, Apparel, Consumer Goods and Consumer Technology companies. She has been quoted in Fortune, Money, the Dow Jones News Service and various regional newspapers. Ms. Sears received a BS in Business Administration from Millersville University and an MBA from Villanova University.
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Mr. Garner is Director of Research and a member of the Small Cap Portfolio Management team. Mr. Garner’s research efforts are focused on small and mid-sized firms in the Business Services, Capital Goods, Consumer, Financial Services, and Technology sectors. Mr. Garner served as President of the Millersville University Foundation and previously served as Chair of the Board's Investment Committee. Prior to joining Emerald in 1994, Mr. Garner was the Program Manager of the PA Economic Development Financing Authority (PEDFA) and an Economic Development Analyst with the PA Department of Commerce’s Office of Technology Development. Mr. Garner received an MBA from the Katz Graduate School of Business, University of Pittsburgh, and graduated magna cum laude with a BA in Economics from Millersville University.
AST T. Rowe Price Asset Allocation Portfolio
The Portfolio has an Investment Advisory Committee that has day-to-day responsibility for managing the Portfolio and developing and executing the Portfolio's investment program. Charles M. Shriver, CFA is Chairman of the Investment Advisory Committee and is responsible for implementing and monitoring the Portfolio's overall investment strategy, as well as the allocation of the Portfolio's assets. Charles Shriver is a Vice President of T. Rowe Price and a Portfolio Manager within the Asset Allocation Group. He has been with the firm since 1991.
Ken D. Uematsu, CFA is a Vice President of T. Rowe Price and a portfolio manager and quantitative analyst in the US Quantitative Equity Group. He is responsible for the Portfolio's US small cap equity investments. Ken joined the firm in 1997 as a portfolio assistant in the Fixed Income Division and later moved to the position of investment liaison. In 2000, he joined the Equity Division as an associate research analyst.
Raymond A. Mills, Ph.D., CFA is a Vice President of T. Rowe Price and T. Rowe Price International, and is responsible for making recommendations regarding the Portfolio's foreign equity holdings. Prior to joining the firm in 1997 he was a Principal Systems Engineer on large space systems with The Analytic Sciences Corporation.
Daniel O. Shackelford, CFA, is a Vice President of T. Rowe Price and chairman of the firm's Fixed Income Strategy Committee. He is responsible for making recommendations regarding the Portfolio's high grade bond investments. Prior to joining the firm in 1999, Dan was the principal and head of fixed income for Investment Counselors of Maryland. The Portfolio's US large cap equity investments are selected based on a research-driven strategy utilizing the investment recommendations of a group of the firm's equity research analysts.
Anna Dopkin, CFA, is a Vice President of T. Rowe Price, Co-Director of US Equity Research and a member of the firm's Equity Steering Committee. Anna is responsible for the Portfolio's large cap equity investments. Prior to joining the firm in 1996, Ms. Dopkin worked at Goldman Sachs in its Mortgage Securities Department in New York and London.
Paul A. Karpers, CFA is a Vice President of T. Rowe Price and a high yield portfolio manager in the Fixed Income Division. He is responsible for the Portfolio's investments in high-yield securities. Prior to joining the firm in 1994, Paul was with the Vanguard Group in Philadelphia.
Michael J. Conelius, CFA, is a Vice President of T. Rowe Price and is responsible for the Portfolio's emerging market debt securities investments. Mr. Conelius joined the firm in 1988.
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HOW TO BUY AND SELL SHARES OF THE PORTFOLIOS
Purchasing and Redeeming Shares of the Portfolios
The way to invest in the Portfolios is through certain variable life insurance and variable annuity contracts. Together with this prospectus, you should have received a prospectus for such a Contract. You should refer to that prospectus for further information on investing in the Portfolios.
Shares are redeemed for cash within seven days of receipt of a proper notice of redemption or sooner if required by law. There is no redemption charge. We may suspend the right to redeem shares or receive payment when the New York Stock Exchange (NYSE) is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.
Redemption in Kind
The Fund may pay the redemption price to shareholders of record (generally, the insurance company separate accounts holding Fund shares) in whole or in part by a distribution in-kind of securities from the relevant investment portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the SEC and procedures adopted by the Board. Securities will be readily marketable and will be valued in the same manner as in a regular redemption.
If shares are redeemed in kind, the recipient will incur transaction costs in converting such assets into cash. These procedures govern the redemption by the shareholder of record, generally an insurance company separate account. The procedures do not affect payments by an insurance company to a contract owner under a variable contract.
Frequent Purchases or Redemptions of Portfolio Shares
The Fund is part of the group of investment companies advised by PI that seeks to prevent patterns of frequent purchases and redemptions of shares by its investors (the PI funds). Frequent purchases and redemptions may adversely affect the investment performance and interests of long-term investors in the Portfolios. When an investor engages in frequent or short-term trading, the PI funds may have to sell portfolio securities to have the cash necessary to pay the redemption amounts. This may cause the PI funds to sell Portfolio securities at inopportune times, hurting their investment performance. When large dollar amounts are involved, frequent trading can also make it difficult for the PI funds to use long-term investment strategies because they cannot predict how much cash they will have to invest. In addition, if a PI fund is forced to liquidate investments due to short-term trading activity, it may incur increased transaction and tax costs.
Similarly, the PI funds may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of short-term trading. Moreover, frequent or short-term trading by certain investors may cause dilution in the value of PI fund shares held by other investors. PI funds that invest in foreign securities may be particularly susceptible to frequent trading, because time zone differences among international stock markets can allow an investor engaging in short-term trading to exploit fund share prices that may be based on closing prices of foreign securities established some time before the fund calculates its own share price. PI funds that invest in certain fixed income securities, such as high-yield bonds or certain asset-backed securities, may also constitute effective vehicles for an investor's frequent trading strategies.
The Boards of Directors/Trustees of the PI funds, including the Fund, have adopted policies and procedures designed to discourage or prevent frequent trading by investors. The policies and procedures for the Fund are limited, however, because the Fund does not directly sell its shares directly to the public. Instead, Portfolio shares are sold only to insurance company separate accounts that fund variable annuity contracts and variable life insurance policies (together, the contracts). Therefore, Participating Insurance Companies, not the Fund, maintain the individual contract owner account records. Each Participating Insurance Company submits to the Fund's transfer agent daily aggregate orders combining the transactions of many contract owners. Therefore, the Fund and its transfer agent do not monitor trading by individual contract owners.
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Under the Fund's policies and procedures, the Fund has notified each Participating Insurance Company that the Fund expects the insurance company to impose restrictions on transfers by contract owners. The current Participating Insurance Companies are Prudential and two insurance companies not affiliated with Prudential. The Fund may add additional Participating Insurance Companies in the future. The Fund receives reports on the trading restrictions imposed by Prudential on variable contract owners investing in the Portfolios, and the Fund monitors the aggregate cash flows received from unaffiliated insurance companies. In addition, the Fund has entered shareholder information agreements with Participating Insurance Companies as required by Rule 22c-2 under the 1940 Act. Under these agreements, the Participating Insurance Companies have agreed to: (i) provide certain information regarding contract owners who engage in transactions involving Portfolio shares and (ii) execute any instructions from the Fund to restrict or prohibit further purchases or exchanges of Portfolio shares by contract owners who have been identified by the Fund as having engaged in transactions in Portfolio shares that violate the Fund's frequent trading policies and procedures. The Fund and its transfer agent also reserve the right to reject all or a portion of a purchase order from a Participating Insurance Company. If a purchase order is rejected, the purchase amount will be returned to the insurance company.
The Fund also employs fair value pricing procedures to deter frequent trading. Those procedures are described in more detail under “Net Asset Value,” below.
Each Fund of Funds invests primarily or exclusively in other Portfolios of the Fund that are not operated as Funds of Funds. These portfolios in which the Funds of Funds invest are referred to as Underlying Fund Portfolios. The policies that have been implemented by the Participating Insurance Companies to discourage frequent trading apply to transactions in Funds of Funds shares. Transactions by the Funds of Funds in Underlying Fund Portfolio shares, however, are not subject to any limitations and are not considered frequent or short-term trading. For example, the Funds of Funds may engage in significant transactions in Underlying Fund Portfolio shares in order to: (i) change their investment focus, (ii) rebalance their investments to match the then-current asset allocation mix, (iii) respond to significant purchases or redemptions of Fund of Funds shares, or (iv) respond to changes required by the underlying contracts. These transactions by the Funds of Funds in Underlying Fund Portfolio shares may be disruptive to the management of an Underlying Fund Portfolio because such transactions may: (i) cause the Underlying Fund Portfolio to sell portfolio securities at inopportune times to have the cash necessary to pay redemption requests, hurting their investment performance, (ii) make it difficult for the Subadvisers for the Underlying Fund Portfolios to fully implement their investment strategies, and (iii) lead to increased transaction and tax costs.
The AST Bond Portfolios 2015, 2016, 2017, 2018, 2019, 2020, 2021 2022, 2023 and 2024 (the Target Maturity Portfolios), the AST Investment Grade Bond Portfolio and certain other Portfolios may be used in connection with certain living benefit programs, including, without limitation, certain “guaranteed minimum accumulation benefit” programs and certain “guaranteed minimum withdrawal benefit” programs. In order for the Participating Insurance Companies to manage the guarantees offered in connection with these benefit programs, the Participating Insurance Companies generally: (i) limit the number and types of variable sub-accounts in which contract holders may allocate their account values (referred to in this Prospectus as the Permitted Sub-Accounts) and (ii) require contract holders to participate in certain specialized asset transfer programs. Under these asset transfer programs, the Participating Insurance Companies will monitor each contract owner's account value from time to time and, if necessary, will systematically transfer amounts among the Permitted Sub-Accounts as dictated by certain non-discretionary mathematical formulas. These mathematical formulas will generally focus on the amounts guaranteed at specific future dates or the present value of the estimated lifetime payments to be made, as applicable.
As an example of how these asset transfer programs will operate under certain market environments, a downturn in the equity markets (i.e., a reduction in a contract holder's account value within the Permitted Sub-Accounts) and certain market return scenarios involving “flat” returns over a period of time may cause Participating Insurance Companies to transfer some or all of such contract owner's account value to a Target Maturity Portfolio or the AST Investment Grade Bond Portfolio. In general terms, such transfers are designed to ensure that an appropriate percentage of the projected guaranteed amounts are offset by assets in investments like the Target Maturity Portfolios or the AST Investment Grade Bond Portfolio.
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The above-referenced asset transfer programs are an important part of the guarantees offered in connection with the applicable living benefit programs. Such asset transfers may, however, result in large-scale asset flows into and out of the relevant Portfolios. Such asset transfers could adversely affect a Portfolio's investment performance by requiring the relevant investment adviser or Subadviser to purchase and sell securities at inopportune times and by otherwise limiting the ability of the relevant investment adviser or Subadviser to fully implement the Portfolio's investment strategies. In addition, these asset transfers may result in relatively small asset bases and relatively high transaction costs and operating expense ratios for a Portfolio compared to other similar funds.
Investors seeking to engage in frequent trading activities may use a variety of strategies to avoid detection and, despite the efforts of the Fund and the Participating Insurance Companies to prevent such trading, there is no guarantee that the Fund or the Participating Insurance Companies will be able to identify these investors or curtail their trading practices. Therefore, some Fund investors may be able to engage in frequent trading, and, if they do, the other Fund investors would bear any harm caused by that frequent trading. The Fund does not have any arrangements intended to permit trading in contravention of the policies described above.
For information about the trading limitations applicable to you, please see the prospectus for your contract or contact your insurance company.
Net Asset Value
Any purchase or sale of Portfolio shares is made at the net asset value, or NAV, of such shares. The price at which a purchase or redemption is made is based on the next calculation of the NAV after the order is received in good order. The NAV of each share class of each Portfolio is determined on each day the NYSE is open for trading as of the close of the exchange's regular trading session (which is generally 4:00 p.m. New York time). The NYSE is closed on most national holidays and Good Friday. The Fund does not price, and shareholders will not be able to purchase or redeem, the Fund's shares on days when the NYSE is closed but the primary markets for the Fund's foreign securities are open, even though the value of these securities may have changed. Conversely, the Fund will ordinarily price its shares, and shareholders may purchase and redeem shares, on days that the NYSE is open but foreign securities markets are closed.
The securities held by each of the Fund's portfolios are valued based upon market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Board. The Fund may use fair value pricing if it determines that a market quotation is not reliable based, among other things, on market conditions that occur after the quotation is derived or after the closing of the primary market on which the security is traded, but before the time that the NAV is determined. This use of fair value pricing commonly occurs with securities that are primarily traded outside of the US, because such securities present time-zone arbitrage opportunities when events or conditions affecting the prices of specific securities or the prices of securities traded in such markets generally occur after the close of the foreign markets but prior to the time that a Portfolio determines its NAV.
The Fund may also use fair value pricing with respect to US traded securities if, for example, trading in a particular security is halted and does not resume before a Portfolio calculates its NAV or the exchange on which a security is traded closes early. In addition, fair value pricing is used for securities where the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of PI (or Subadviser) does not represent fair value. Different valuation methods may result in differing values for the same security. The fair value of a portfolio security that a Portfolio uses to determine its NAV may differ from the security's published or quoted price. If a Portfolio needs to implement fair value pricing after the NAV publishing deadline but before shares of the Portfolio are processed, the NAV you receive or pay may differ from the published NAV price. For purposes of computing the Fund's NAV, we will value the Fund's futures contracts 15 minutes after the close of regular trading on the NYSE. Except when we fair value securities, we normally value each foreign security held by the Fund as of the close of the security's primary market.
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Fair value pricing procedures are designed to result in prices for a Portfolio's securities and its NAV that are reasonable in light of the circumstances which make or have made market quotations unavailable or unreliable, and to reduce arbitrage opportunities available to short-term traders. There is no assurance, however, that fair value pricing will more accurately reflect the market value of a security than the market price of such security on that day or that it will prevent dilution of a Portfolio's NAV by short-term traders.
The NAV for each of the Portfolios other than the Money Market Portfolio is determined by a simple calculation. It's the total value of a Portfolio (assets minus liabilities) divided by the total number of shares outstanding. The NAV for the Money Market Portfolio will ordinarily remain at $1 per share (The price of each share remains the same but you will have more shares when dividends are declared).
To determine a Portfolio's NAV, its holdings are valued as follows:
Equity Securities for which the primary market is on an exchange (whether domestic or foreign) shall be valued at the last sale price on such exchange or market on the day of valuation or, if there was no sale on such day, at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Securities included within the NASDAQ market shall be valued at the NASDAQ official closing price (NOCP) on the day of valuation, or if there was no NOCP issued, at the last sale price on such day. Securities included within the NASDAQ market for which there is no NOCP and no last sale price on the day of valuation shall be valued at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Equity securities that are not sold on an exchange or NASDAQ are generally valued by an independent pricing agent or principal market maker.
A Portfolio may own securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Portfolios do not price their shares. Therefore, the value of a Portfolio's assets may change on days when shareholders cannot purchase or redeem Portfolio shares.
Short-term debt securities with remaining maturities of 60 days or less are valued at cost with interest accrued or discount amortized to the date of maturity, unless such valuation, in the judgment of PI or a Subadviser, does not represent fair value.
Convertible debt securities that are traded in the over-the-counter market, including listed convertible debt securities for which the primary market is believed by PI or a Subadviser to be over-the-counter, are valued at the mean between the last bid and asked prices provided by a principal market maker (if available, otherwise a primary market dealer).
Other debt securities—those that are not valued on an amortized cost basis—are valued using an independent pricing service.
Options on stock and stock indexes that are traded on a national securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no such sale on such day, at the mean between the most recently quoted bid and asked prices on such exchange.
Futures contracts and options on futures contracts are valued at the last sale price at the close of the commodities exchange or board of trade on which they are traded. If there has been no sale that day, the securities will be valued at the mean between the most recently quoted bid and asked prices on that exchange or board of trade.
Forward currency exchange contracts are valued at the cost of covering or offsetting such contracts calculated on the day of valuation. Securities which are valued in accordance herewith in a currency other than US dollars shall be converted to US dollar equivalents at a rate obtained from a recognized bank, dealer or independent service on the day of valuation.
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Over-the-counter (OTC) options are valued at the mean between bid and asked prices provided by a dealer (which may be the counterparty). A subadviser will monitor the market prices of the securities underlying the OTC options with a view to determining the necessity of obtaining additional bid and ask quotations from other dealers to assess the validity of the prices received from the primary pricing dealer.
All short-term debt securities held by the Money Market Portfolio are valued at amortized cost. The amortized cost valuation method is widely used by mutual funds. It means that the security is valued initially at its purchase price and then decreases in value by equal amounts each day until the security matures. It almost always results in a value that is extremely close to the actual market value. The Board has established procedures to monitor whether any material deviation between valuation and market value occurs and if so, will promptly consider what action, if any, should be taken to prevent unfair results to Contract owners.
For each Portfolio other than the Money Market Portfolio, short-term debt securities, including bonds, notes, debentures and other debt securities, and money market instruments such as certificates of deposit, commercial paper, bankers' acceptances and obligations of domestic and foreign banks, with remaining maturities of more than 60 days, for which market quotations are readily available, are valued by an independent pricing agent or principal market maker (if available, otherwise a primary market dealer).
Valuation of Private Real Estate-Related Investments. Private real estate-related investments owned by the Global Real Estate Portfolio will be fair valued each day using a methodology set forth in Valuation Policies and Procedures adopted by the Board of the Fund that incorporate periodic independently appraised values of the properties and include an estimate each day of net operating income (which reflects operating income and operating losses) for each property. Estimates of net operating income are adjusted monthly on a going forward basis as actual net operating income is recognized monthly.
An appraisal is an estimate of market value and not a precise measure of realizable value. Generally, appraisals will consider the financial aspects of a property, market transactions and the relative yield for an asset measured against comparable real estate investments. On any day, PREI may recommend to the Board's Valuation Committee an adjustment to the value of a private real estate-related investment based on market events or issuer-specific events that have increased or decreased the realizable value of the security. For example, adjustments may be recommended by PREI for events indicating an impairment of a borrower's or lessee's ability to pay amounts due or events which affect property values of the surrounding area. Other major market events for which adjustments may be recommended by PREI include changes in interest rates, domestic or foreign government actions or pronouncements, suspended trading or closings of stock exchanges, natural disasters or terrorist attacks. There can be no assurance that the factors for which an adjustment may be recommended by PREI will immediately come to the attention of PREI.
Appraised values do not necessarily represent the price at which real estate would sell since market prices of real estate can only be determined by negotiation between a willing buyer and seller. The realizable market value of real estate depends to a great extent on economic and other conditions beyond the control of the Global Real Estate Portfolio.
Distributor & DISTRIBUTION ARRANGEMENTS
The Fund offers a single class of shares on behalf of each Portfolio. Prudential Annuities Distributors, Inc. (PAD) serves as the distributor for the shares of each Portfolio of the Fund. Each class of shares is offered and redeemed at its net asset value without any sales load. PAD is an affiliate of PI and ASTIS. PAD is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the Financial Industry Regulatory Authority (FINRA).
The Fund has adopted a Shareholder Services and Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (the 12b-1 Plan) for the shares of each Portfolio of the Fund, with the exception of AST Balanced Asset Allocation Portfolio, AST Capital Growth Asset Allocation Portfolio, AST Franklin Templeton Founding Funds Plus Portfolio, AST Preservation Asset Allocation Portfolio, and AST Quantitative Modeling Portfolio. In addition, no 12b-1 fee is charged
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for the assets of AST Academic Strategies Asset Allocation Portfolio that are invested in other portfolios of the Fund. Under the 12b-1Plan, the shares of each covered Portfolio are charged an annual fee to compensate PAD and its affiliates for providing various administrative and distribution services to each covered Portfolio. The maximum annual shareholder services and distribution (12b-1) fee for each covered Portfolio’s shares is 0.10% of the average daily net assets of each Portfolio. Because these fees are paid out of each covered Portfolio’s assets on an ongoing basis, over time, the fees will increase your cost of investing and may cost you more than other types of charges.
PAD has contractually agreed to reduce its 12b-1 fees for each of the AST Bond Portfolio 2015, AST Bond Portfolio 2016, AST Bond Portfolio 2017, AST Bond Portfolio 2018, AST Bond Portfolio 2019, AST Bond Portfolio 2020, AST Bond Portfolio 2021, AST Bond Portfolio 2022, AST Bond Portfolio 2023, AST Bond Portfolio 2024 and the AST Investment Grade Bond Portfolio (collectively, the Bond Portfolios), so that the effective distribution and service fee rate paid by each Bond Portfolio is reduced based on the average daily net assets of each Bond Portfolio. The contractual waiver does not include an expiration or termination date as it is contractually guaranteed by PAD on a permanent basis, and the Investment Managers and PAD cannot terminate or otherwise modify the waiver. The contractual waiver is calculated as follows for each Bond Portfolio:
Average Daily Net Assets of Portfolio	Distribution and Service Fee Rate Including Waiver
Up to and including $300 million	0.10% (no waiver)
Over $300 million up to and including $500 million	0.08%
Over $500 million up to and including $750 million	0.07%
Over $750 million	0.06%
PAD may receive payments from certain subadvisers of the Portfolios or their affiliates to help defray expenses for sales meetings or seminar sponsorships that may relate to the Contracts and/or the subadvisers’ respective Portfolios. These sales meetings or seminar sponsorships may provide the subadvisers with increased access to persons involved in the distribution of the Contracts. PAD also may receive marketing support from the subadvisers in connection with the distribution of the Contracts.
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OTHER INFORMATION
Federal Income Taxes
Each Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, each Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes. Distributions may be made to the various separate accounts of the Participating Insurance Companies in the form of additional shares (not in cash).
Owners of variable annuity contracts or variable life insurance policies should consult the prospectuses of their respective contracts or policies for information on the federal income tax consequences to such holders. In addition, variable contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Fund, including the application of state and local taxes.
Monitoring for Possible Conflicts
The Fund sells its shares to fund variable life insurance contracts and variable annuity contracts and is authorized to offer its shares to qualified retirement plans. Because of differences in tax treatment and other considerations, it is possible that the interest of variable life insurance contract owners, variable annuity contract owners and participants in qualified retirement plans could conflict. The Fund will monitor the situation and in the event that a material conflict did develop, the Fund would determine what action, if any, to take in response.
Disclosure of Portfolio Holdings
A description of the Fund's policies and procedures with respect to the disclosure of each Portfolio's portfolio securities is included in the SAI and on the Fund's website at www.prudential.com/variableinsuranceportfolios.
Payments to Affiliates
PI and ASTIS and their affiliates, including a subadviser or PAD, may compensate affiliates of PI and ASTIS, including the insurance companies issuing variable annuity or variable life contracts by providing reimbursement, defraying the costs of, or paying directly for, among other things, marketing and/or administrative services and/or other services they provide in connection with the variable annuity and/or variable life contracts which offer the Portfolios as investment options. These services may include, but are not limited to: sponsoring or co-sponsoring various promotional, educational or marketing meetings and seminars attended by distributors, wholesalers, and/or broker dealer firms' registered representatives, and creating marketing material discussing the contracts, available options, and the Portfolios.
The amounts paid depend on the nature of the meetings, the number of meetings attended by PI or ASTIS, the subadviser, or PAD, the number of participants and attendees at the meetings, the costs expected to be incurred, and the level of PI's, ASTIS’, subadviser's or PAD’s participation. These payments or reimbursements may not be offered by all advisers, subadvisers, or PAD and the amounts of such payments may vary between and among each adviser, subadviser and PAD depending on their respective participation.
With respect to variable annuity contracts, the amounts paid under these arrangements to Prudential-affiliated insurers are set forth in the prospectuses for the variable annuity contracts which offer the Portfolios as investment options.
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FINANCIAL HIGHLIGHTS
Introduction
The financial highlights which follow will help you evaluate the financial performance of each Portfolio available under your Contract. The total return in each chart represents the rate that a shareholder earned on an investment in that share class of the Portfolio, assuming reinvestment of all dividends and other distributions. The charts do not reflect any charges under any variable contract. Because Contract charges are not included, the actual return that you will receive will be lower than the total return in each chart.
The financial highlights for the periods in the five years ended December 31 were part of the financial statements audited by KPMG LLP, the Fund's independent registered public accounting firm, whose reports on these financial statements were unqualified.
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AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
	Year Ended December 31,
	2012(c)	2011	2010(c)	2009	2008
Per Share Operating Performance:
Net Asset Value, beginning of year	$26.24	$27.36	$24.83	$16.62	$27.86
Income (Loss) From Investment Operations:
Net investment income (loss)	0.22	0.06	0.05	0.07	(0.02)
Net realized and unrealized gain (loss) on investments	4.96	(1.14)	2.50	8.14	(11.18)
Total from investment operations	5.18	(1.08)	2.55	8.21	(11.20)
Less Distributions:	(0.08)	(0.04)	(0.02)	–	(0.04)
Net Asset Value, end of year	$31.34	$26.24	$27.36	$24.83	$16.62
Total Return(a)	19.77%	(3.96)%	10.29%	49.40%	(40.27)%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,350.9	$924.2	$1,949.0	$424.3	260.5
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.00%	1.00%	1.01%	1.05%	0.93%
Expenses Before Waivers and/or Expense Reimbursement	1.02%	1.02%	1.02%	1.05%	1.02%
Net investment income (loss)	0.75%	0.14%	0.21%	0.35%	(0.07)%
Portfolio turnover rate	58%	65%	37%	65%	53%
(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b) Does not include expenses of the underlying fund in which the Portfolio invests.
(c) Calculated based on average shares outstanding during the year.
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AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO
	Year Ended December 31,
	2012	2011	2010(c)	2009(c)	2008(c)
Per Share Operating Performance:
Net Asset Value, beginning of year	$14.91	$15.93	$14.35	$12.44	$23.62
Income (Loss) From Investment Operations:
Net investment income	0.19	0.20	0.14	0.17	0.27
Net realized and unrealized gain (loss) on investments	2.72	(1.07)	1.67	2.16	(9.11)
Total from investment operations	2.91	(0.87)	1.81	2.33	(8.84)
Less Distributions:	(0.20)	(0.15)	(0.23)	(0.42)	(2.34)
Net Asset Value, end of year	$17.62	$14.91	$15.93	$14.35	$12.44
Total Return(a)	19.67%	(5.52)%	12.89%	19.19%	(40.69)%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,455.3	$1,185.3	$894.8	$874.1	$1,092.3
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.84%	0.86%	0.87%	0.88%	0.85%
Expenses Before Waivers and/or Expense Reimbursement	0.87%	0.87%	0.88%	0.88%	0.85%
Net investment income	1.13%	1.38%	0.99%	1.33%	1.44%
Portfolio turnover rate	136%	188%	71%	143%	188%
(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b) Does not include expenses of the underlying fund in which the Portfolio invests.
(c) Calculated based on average shares outstanding during the year.
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AST INTERNATIONAL GROWTH PORTFOLIO
	Year Ended December 31,
	2012	2011	2010	2009(c)	2008
Per Share Operating Performance:
Net Asset Value, beginning of year	$9.98	$11.53	$10.11	$7.61	$18.26
Income (Loss) From Investment Operations:
Net investment income	0.14	0.11	0.08	0.05	0.19
Net realized and unrealized gain (loss) on investments	1.86	(1.59)	1.38	2.61	(8.15)
Total from investment operations	2.00	(1.48)	1.46	2.66	(7.96)
Less Distributions:	(0.13)	(0.07)	(0.04)	(0.16)	(2.69)
Capital Contributions (Note 4):	0.01	–(d)	–	–	–
Net Asset Value, end of year	$11.86	$9.98	$11.53	$10.11	$7.61
Total Return(a)	20.37%	(12.92)%	14.50%	35.29%	(50.23)%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2,545.7	$2,237.2	$2,777.0	$2,138.5	$1,003.9
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.06%	1.03%	1.09%	1.12%	1.16%
Expenses Before Waivers and/or Expense Reimbursement	1.16%	1.15%	1.14%	1.13%	1.16%
Net investment income	1.19%	1.01%	0.72%	0.57%	1.30%
Portfolio turnover rate	136%	151%	147%	80%	102%
(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b) Does not include expenses of the underlying fund in which the Portfolio invests.
(c) Calculated based on average shares outstanding during the year.
(d) Less than $0.005 per share.
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AST LARGE-CAP VALUE PORTFOLIO
	Year Ended December 31,
	2012(c)	2011(c)	2010(c)	2009(c)	2008(c)
Per Share Operating Performance:
Net Asset Value, beginning of year	$12.60	$13.32	$11.90	$10.26	$18.77
Income (Loss) From Investment Operations:
Net investment income	0.25	0.22	0.16	0.18	0.35
Net realized and unrealized gain (loss) on investments	1.82	(0.77)	1.39	1.76	(7.75)
Total from investment operations	2.07	(0.55)	1.55	1.94	(7.40)
Less Distributions:	(0.47)	(0.17)	(0.13)	(0.30)	(1.11)
Capital Contributions (Note 4):	–	–(d)	–	–	–
Net Asset Value, end of year	$14.20	$12.60	$13.32	$11.90	$10.26
Total Return(a)	16.89%	(4.19)%	13.16%	19.44%	(41.49)%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,867.9	$2,620.4	$3,863.8	$2,676.3	$1,508.8
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.77%	0.82%	0.84%	0.85%	0.85%(e)
Expenses Before Waivers and/or Expense Reimbursement	0.87%	0.87%	0.87%	0.88%	0.85%(e)
Net investment income	1.89%	1.69%	1.34%	1.69%	2.39%
Portfolio turnover rate	113%	71%	38%	104%	125%
(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b) Does not include expenses of the underlying fund in which the Portfolio invests.
(c) Calculated based on average shares outstanding during the year.
(d) Less than $0.005 per share.
(e) Includes loan interest expense and merger cost of 0.01%.
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AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
	Year Ended December 31,
	2012(c)	2011(c)	2010(c)	2009	2008
Per Share Operating Performance:
Net Asset Value, beginning of year	$21.72	$21.36	$16.60	$12.79	$22.51
Income (Loss) From Investment Operations:
Net investment loss	(0.08)	(0.13)	(0.06)	(0.02)	(0.16)
Net realized and unrealized gain (loss) on investments	2.77	0.48	4.82	3.83	(9.56)
Total from investment operations	2.69	0.35	4.76	3.81	(9.72)
Capital Contributions:	–	0.01	–	–	–
Net Asset Value, end of year	$24.41	$21.72	$21.36	$16.60	$12.79
Total Return(a)	12.39%	1.68%	28.67%	29.79%	(43.18)%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$677.9	$562.7	$699.2	$458.2	$318.6
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.02%	1.03%	1.04%	1.05%	1.03%
Expenses Before Waivers and/or Expense Reimbursement	1.03%	1.03%	1.04%	1.05%	1.03%
Net investment loss	(0.33)%	(0.58)%	(0.31)%	(0.33)%	(0.46)%
Portfolio turnover rate	55%	57%	47%	73%	62%
(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b) Does not include expenses of the underlying fund in which the Portfolio invests.
(c) Calculated based on average shares outstanding during the year.
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AST PIMCO LIMITED MATURITY BOND PORTFOLIO
	Year Ended December 31,
	2012(c)	2011(c)	2010(c)	2009(c)	2008(c)
Per Share Operating Performance:
Net Asset Value, beginning of year	$10.55	$10.58	$10.46	$10.85	$11.36
Income (Loss) From Investment Operations:
Net investment income	0.10	0.14	0.11	0.30	0.44
Net realized and unrealized gain (loss) on investments	0.38	0.11	0.29	0.75	(0.32)
Total from investment operations	0.48	0.25	0.40	1.05	0.12
Less Distributions:	(0.45)	(0.28)	(0.28)	(1.44)	(0.63)
Net Asset Value, end of year	$10.58	$10.55	$10.58	$10.46	$10.85
Total Return(a)	4.60%	2.34%	3.90%	10.33%	1.02%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,178.0	$1,026.2	$968.4	$1,033.9	$775.7
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.76%	0.77%	0.79%(d)	0.79%	0.78%(d)
Expenses Before Waivers and/or Expense Reimbursement	0.78%	0.78%	0.80%(d)	0.79%	0.78%(d)
Net investment income	0.95%	1.34%	1.02%	2.78%	3.92%
Portfolio turnover rate	297%	575%	368%	363%	410%
(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b) Does not include expenses of the underlying fund in which the Portfolio invests.
(c) Calculated based on average shares outstanding during the year.
(d) Includes interest expense of 0.01% and 0.01% for the years ended December 31, 2010 and 2008, respectively.
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AST PIMCO TOTAL RETURN BOND PORTFOLIO
	Year Ended December 31,
	2012(c)	2011(c)	2010(c)	2009(c)	2008
Per Share Operating Performance:
Net Asset Value, beginning of year	$11.91	$12.16	$11.70	$11.31	$12.10
Income (Loss) From Investment Operations:
Net investment income	0.25	0.26	0.25	0.35	0.63
Net realized and unrealized gain (loss) on investments	0.84	0.13	0.64	1.41	(0.89)
Total from investment operations	1.09	0.39	0.89	1.76	(0.26)
Less Distributions:	(0.48)	(0.64)	(0.43)	(1.37)	(0.53)
Net Asset Value, end of year	$12.52	$11.91	$12.16	$11.70	$11.31
Total Return(a)	9.32%	3.18%	7.72%	16.53%	(2.26)%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$8,159.5	$6,925.1	$9,779.9	$8,417.4	$3,108.2
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.73%(d)	0.74%(d)	0.74%(d)	0.75%(d)	0.75%(d)
Expenses Before Waivers and/or Expense Reimbursement	0.77%(d)	0.77%(d)	0.77%(d)	0.78%(d)	0.75%(d)
Net investment income	2.06%	2.14%	2.09%	3.03%	4.20%
Portfolio turnover rate	482%	755%	633%	445%	506%
(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b) Does not include expenses of the underlying fund in which the Portfolio invests.
(c) Calculated based on average shares outstanding during the year.
(d) The expense ratio reflects the interest and fees expense related to the liability for the floating rate notes issued in conjunction with inverse floater securities.
81

AST SMALL-CAP GROWTH PORTFOLIO
	Year Ended December 31,
	2012	2011(c)	2010	2009	2008(c)
Per Share Operating Performance:
Net Asset Value, beginning of year	$20.20	$20.40	$14.99	$11.20	$17.23
Income (Loss) From Investment Operations:
Net investment income (loss)	–(d)	(0.12)	(0.03)	0.05	0.01
Net realized and unrealized gain (loss) on investments	2.44	(0.08)	5.48	3.75	(6.04)
Total from investment operations	2.44	(0.20)	5.45	3.80	(6.03)
Less Distributions:	–	–	(0.04)	(0.01)	–
Capital Contributions (Note 4):	0.02	–	–	–	–
Net Asset Value, end of year	$22.66	$20.20	$20.40	$14.99	$11.20
Total Return(a)	12.18%	(0.98)%	36.42%	33.91%	(35.00)%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$639.4	$517.2	$639.8	$362.1	$219.4
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.02%	1.03%	1.04%	1.07%	1.10%(e)
Expenses Before Waivers and/or Expense Reimbursement	1.03%	1.04%	1.04%	1.07%	1.10%(e)
Net investment income (loss)	(0.09)%	(0.56)%	(0.28)%	0.36%	0.07%
Portfolio turnover rate	112%	66%	57%	69%	104%
(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b) Does not include expenses of the underlying fund in which the Portfolio invests.
(c) Calculated based on average shares outstanding during the year.
(d) Less than $0.005 per share.
(e) Includes merger expense of 0.02%.
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AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
	Year Ended December 31,
	2012(c)	2011	2010(c)	2009(c)	2008
Per Share Operating Performance:
Net Asset Value, beginning of year	$17.21	$17.05	$15.45	$12.75	$18.05
Income (Loss) From Investment Operations:
Net investment income	0.33	0.27	0.29	0.28	0.39
Net realized and unrealized gain (loss) on investments	1.95	0.07	1.47	2.75	(4.88)
Total from investment operations	2.28	0.34	1.76	3.03	(4.49)
Less Distributions:	(0.42)	(0.18)	(0.16)	(0.33)	(0.81)
Capital Contributions (Note 4):	–	–(d)	–	–	–
Net Asset Value, end of year	$19.07	$17.21	$17.05	$15.45	$12.75
Total Return(a)	13.50%	1.98%	11.53%	24.14%	(25.94)%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$7,603.6	$4,259.7	$3,523.9	$1,794.6	$693.5
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.93%	0.95%	0.96%	0.99%	0.98%
Expenses Before Waivers and/or Expense Reimbursement	0.97%	0.98%	0.98%	1.01%	0.98%
Net investment income	1.77%	1.84%	1.84%	2.03%	2.50%
Portfolio turnover rate	51%	92%	51%	55%	122%
(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b) Does not include expenses of the underlying fund in which the Portfolio invests.
(c) Calculated based on average shares outstanding during the year.
(d) Less than $0.005 per share.
83

GLOSSARY: PORTFOLIO INDEXES
BofA Merrill Lynch 1-3 Year Treasury Index. The BofA Merrill Lynch 1-3 Year Treasury Index is a sub-index of the BofA Merrill Lynch Treasury Master Index. It includes issues in the form of publicly placed, coupon-bearing US Treasury debt. Issues must carry a term to maturity of at least one year. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.
Barclays Aggregate Bond Index. The Barclays Aggregate Bond Index is an unmanaged index of investment-grade securities issued by the US Government and its agencies and by corporations with between one and ten years remaining to maturity. It gives a broad look at how short- and intermediate-term bonds have performed. Index returns do not include the effect of any mutual fund sales charges, operating expenses or taxes. These returns would be lower if they included the effect of sales charges, operating expenses or taxes. Source: Barclays.
MSCI EAFE Index (GD). The Morgan Stanley Capital International Europe, Australasia Far East (EAFE) Index is a weighted, unmanaged index of performance that reflects stock price movements in Europe, Australasia, and the Far East. The Portfolio utilizes the MSCI EAFE Index GD (gross dividends) version of the MSCI EAFE Index which does not reflect the impact of withholding taxes on reinvested dividends and generally reflects higher returns. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.
Russell 1000 Growth Index. The Russell 1000 Growth Index contains those securities in the Russell 1000 index with an above-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-to-earnings ratios, lower dividend yields and higher forecasted growth rates. These returns do not include the effect of any sales charges or operating expenses of a mutual fund or taxes and would be lower if they included these effects. Source: Lipper Inc.
Russell 1000 Value Index. The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. These returns do not include the effect of any sales charges, operating expenses of a mutual fund or taxes. These returns would be lower if they included these effects. Source: Russell Investments
Russell Midcap Growth Index. The Russell Midcap Growth Index is a market value-weighted index that tracks those Russell Midcap companies with high price-to-book ratios and higher forecasted growth values. Index returns do not reflect deductions for sales charges, mutual fund operating expenses or taxes. Source: Lipper Inc.
Russell 2000 Index. The Russell 2000 Index measures the performance of the small-cap segment of the US equity universe. The Index is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. These returns do not include the effect of any investment management expenses, and would have been lower if they included the effect of these expenses.
Russell 2000 Growth Index. The Russell 2000 Growth Index measures the performance of the small-cap growth segment of the US equity universe. It includes those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. These returns do not include the effect of any investment management expenses, and would be lower if they included the effect of these expenses.
Standard & Poor's 500 Index. The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 stocks of large US public companies. It gives a broad look at how stock prices in the United States have performed. These returns do not include the effect of any sales charges or operating expenses of a mutual fund or taxes and would be lower if they included these effects. Source: Standard & Poor's Corporation.
84

S&P MidCap 400 Index. The S&P MidCap 400 Index is an unmanaged index of 400 stocks chosen based on market capitalization, liquidity and industry representation. The index contains firms that are situated in size between the S&P 500 Index and the S&P SmallCap 600 Index. These returns do not include the effect of any sales charges, operating expenses and taxes. These returns would be lower if they included the effect of sales charges, operating expenses of a mutual fund or taxes. Source: Lipper Inc.
AST T. Rowe Price Asset Allocation Portfolio Primary Blended Index. The Primary Blended Index consists of the S&P 500 Index (60%) and the Barclays US Government/Credit Index (40%). These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.
AST T. Rowe Price Asset Allocation Portfolio Secondary Blended Index. The Secondary Blended Index consists of the Russell 3000 Index (45%), the Barclays US Aggregate Index (40%), and the MSCI EAFE Index (15%). These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.
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INVESTOR INFORMATION SERVICES:
Shareholder inquiries should be made by calling (800) 778-2255 or by writing to Advanced Series Trust at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102. Additional information about the Portfolios is included in the Statement of Additional Information (SAI), which is incorporated by reference into this Prospectus. Additional information about the Portfolios' investments is available in the Fund's annual and semi-annual reports to shareholders. In the annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected each Portfolio's performance during its last fiscal year. The SAI and additional copies of annual and semi-annual reports are available without charge by calling the above number. The SAI and the annual and semi-annual reports are also available without charge on the Fund's website at www.prudential.com/variableinsuranceportfolios.
Delivery of Prospectus and Other Documents to Households. To lower costs and eliminate duplicate documents sent to your address, the Fund, in accordance with applicable laws and regulations, may begin mailing only one copy of the Fund's prospectus, prospectus supplements, annual and semi-annual reports, proxy statements and information statements, or any other required documents to your address even if more than one shareholder lives there. If you have previously consented to have any of these documents delivered to multiple investors at a shared address, as required by law, and you wish to revoke this consent or would otherwise prefer to continue to receive your own copy, you should call the number above, or write to the Fund at the above address. The Fund will begin sending individual copies to you within thirty days of revocation.
The information in the Fund's filings with the Securities and Exchange Commission (including the SAI) is available from the Commission. Copies of this information may be obtained, upon payment of duplicating fees, by electronic request to publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, DC 20549-0102. The information can also be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-551-8090. Finally, information about the Fund is available on the EDGAR database on the Commission's internet site at www.sec.gov.
Investment Company File Act No. 811-05186